SPDR® SERIES TRUST (THE “TRUST”)
STATEMENT OF ADDITIONAL INFORMATION
October 31, 2023
This Statement of Additional Information (“SAI”) is not a prospectus. With respect to each of the Trust's series listed below, this SAI should be read in conjunction with the prospectuses dated October 31, 2023, as may be revised from time to time. Each of the foregoing prospectuses may be referred to herein as a “Prospectus.”
EQUITY ETFs	TICKER
SPDR DOW JONES REIT ETF	RWR
SPDR FACTSET INNOVATIVE TECHNOLOGY ETF	XITK
SPDR GLOBAL DOW ETF	DGT
SPDR ICE PREFERRED SECURITIES ETF	PSK
SPDR MSCI USA STRATEGICFACTORSSM ETF	QUS
SPDR NYSE TECHNOLOGY ETF	XNTK
SPDR PORTFOLIO S&P 1500 COMPOSITE STOCK MARKET ETF	SPTM
SPDR PORTFOLIO S&P 400 MID CAP ETF	SPMD
SPDR PORTFOLIO S&P 500® ETF	SPLG
SPDR PORTFOLIO S&P 500 GROWTH ETF	SPYG
SPDR PORTFOLIO S&P 500 HIGH DIVIDEND ETF	SPYD
SPDR PORTFOLIO S&P 500 VALUE ETF	SPYV
SPDR PORTFOLIO S&P 600 SMALL CAP ETF	SPSM
SPDR RUSSELL 1000® LOW VOLATILITY FOCUS ETF	ONEV
SPDR RUSSELL 1000 MOMENTUM FOCUS ETF	ONEO
SPDR RUSSELL 1000 YIELD FOCUS ETF	ONEY
SPDR S&P 1500 MOMENTUM TILT ETF	MMTM
SPDR S&P 1500 VALUE TILT ETF	VLU
SPDR S&P 400 MID CAP GROWTH ETF	MDYG
SPDR S&P 400 MID CAP VALUE ETF	MDYV
SPDR S&P 500 FOSSIL FUEL RESERVES FREE ETF	SPYX
SPDR S&P 600 SMALL CAP GROWTH ETF	SLYG
SPDR S&P 600 SMALL CAP VALUE ETF	SLYV
SPDR S&P AEROSPACE & DEFENSE ETF	XAR
SPDR S&P BANK ETF	KBE
SPDR S&P BIOTECH ETF	XBI
SPDR S&P CAPITAL MARKETS ETF	KCE
SPDR S&P DIVIDEND ETF	SDY
SPDR S&P HEALTH CARE EQUIPMENT ETF	XHE
SPDR S&P HEALTH CARE SERVICES ETF	XHS
SPDR S&P HOMEBUILDERS ETF	XHB
SPDR S&P INSURANCE ETF	KIE
SPDR S&P INTERNET ETF	XWEB
SPDR S&P KENSHO CLEAN POWER ETF	CNRG
SPDR S&P KENSHO FINAL FRONTIERS ETF	ROKT
SPDR S&P KENSHO FUTURE SECURITY ETF	FITE
SPDR S&P KENSHO INTELLIGENT STRUCTURES ETF	SIMS
SPDR S&P KENSHO NEW ECONOMIES COMPOSITE ETF	KOMP
SPDR S&P KENSHO SMART MOBILITY ETF	HAIL
SPDR S&P METALS & MINING ETF	XME
SPDR S&P OIL & GAS EQUIPMENT & SERVICES ETF	XES
SPDR S&P OIL & GAS EXPLORATION & PRODUCTION ETF	XOP
SPDR S&P PHARMACEUTICALS ETF	XPH
SPDR S&P REGIONAL BANKING ETF	KRE
SPDR S&P RETAIL ETF	XRT
SPDR S&P SEMICONDUCTOR ETF	XSD
SPDR S&P SOFTWARE & SERVICES ETF	XSW
SPDR S&P TELECOM ETF	XTL
SPDR S&P TRANSPORTATION ETF	XTN

FIXED INCOME ETFs	TICKER
SPDR BLOOMBERG 1-10 YEAR TIPS ETF	TIPX
SPDR BLOOMBERG 1-3 MONTH T-BILL ETF	BIL
SPDR BLOOMBERG 3-12 MONTH T-BILL ETF	BILS
SPDR BLOOMBERG CONVERTIBLE SECURITIES ETF	CWB
1

FIXED INCOME ETFs	TICKER
SPDR BLOOMBERG EMERGING MARKETS USD BOND ETF	EMHC
SPDR BLOOMBERG HIGH YIELD BOND ETF	JNK
SPDR BLOOMBERG INVESTMENT GRADE FLOATING RATE ETF	FLRN
SPDR BLOOMBERG SHORT TERM HIGH YIELD BOND ETF	SJNK
SPDR MARKETAXESS INVESTMENT GRADE 400 CORPORATE BOND ETF	LQIG
SPDR NUVEEN BLOOMBERG HIGH YIELD MUNICIPAL BOND ETF	HYMB
SPDR NUVEEN BLOOMBERG MUNICIPAL BOND ETF	TFI
SPDR NUVEEN BLOOMBERG SHORT TERM MUNICIPAL BOND ETF	SHM
SPDR PORTFOLIO AGGREGATE BOND ETF	SPAB
SPDR PORTFOLIO CORPORATE BOND ETF	SPBO
SPDR PORTFOLIO HIGH YIELD BOND ETF	SPHY
SPDR PORTFOLIO INTERMEDIATE TERM CORPORATE BOND ETF	SPIB
SPDR PORTFOLIO INTERMEDIATE TERM TREASURY ETF	SPTI
SPDR PORTFOLIO LONG TERM CORPORATE BOND ETF	SPLB
SPDR PORTFOLIO LONG TERM TREASURY ETF	SPTL
SPDR PORTFOLIO MORTGAGE BACKED BOND ETF	SPMB
SPDR PORTFOLIO SHORT TERM CORPORATE BOND ETF	SPSB
SPDR PORTFOLIO SHORT TERM TREASURY ETF	SPTS
SPDR PORTFOLIO TIPS ETF	SPIP
Principal U.S. Listing Exchange for each ETF: NYSE Arca, Inc.
Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. Copies of the Prospectus and the Trust's Annual Reports to Shareholders dated June 30, 2023 may be obtained without charge by writing to State Street Global Advisors Funds Distributors, LLC, the Trust's principal underwriter (referred to herein as “Distributor” or “Principal Underwriter”), One Iron Street, Boston, Massachusetts 02210, by visiting the Trust's website at https://www.ssga.com/spdrs or by calling 1-866-787-2257. The Reports of Independent Registered Public Accounting Firm, financial highlights and financial statements of the Funds included in the Trust's Annual Reports to Shareholders for the fiscal year ended June 30, 2023 are incorporated by reference into this SAI.
SPDRSERIESSAI
2

3

General Description of the Trust
The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), consisting of multiple investment series, including the Equity ETFs and Fixed Income ETFs (each, a “Fund” and, collectively, the “Funds”). The Trust was organized as a Massachusetts business trust on June 12, 1998. The offering of each Fund's shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of each Fund is to provide investment results that, before fees and expenses, correspond generally to the total return (or in the case of the Fixed Income ETFs, the price and yield performance) of a specified market index (each an “Index” and together the “Indexes”). SSGA Funds Management, Inc. serves as the investment adviser for each Fund (“SSGA FM” or the “Adviser”) and certain funds are sub-advised by a sub-adviser as further described herein (the “Sub-Adviser”). To the extent that a reference in this SAI refers to the “Adviser,” such reference should also be read to refer to the Sub-Adviser where the context requires.
Each Fund offers and issues Shares at their net asset value (sometimes referred to herein as “NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Each Fund generally offers and issues Shares in exchange for (i) a basket of securities designated by the Fund (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”) or (ii) a cash payment equal in value to the Deposit Securities (“Deposit Cash”) together with the Cash Component. The primary consideration accepted by a Fund (i.e., Deposit Securities or Deposit Cash) is set forth under “Purchase and Redemption of Creation Units” later in this SAI. The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security and reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash (subject to applicable legal requirements). The Shares have been approved for listing and secondary trading on a national securities exchange (the “Exchange”). The Shares will trade on the Exchange at market prices. These prices may differ from the Shares' net asset values. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for either (i) portfolio securities and a specified cash payment or (ii) cash (subject to applicable legal requirements).
Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). See “Purchase and Redemption of Creation Units.” The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (“SEC”) applicable to management investment companies offering redeemable securities. In addition to the fixed creation or redemption transaction fee, an additional transaction fee of up to three times the fixed creation or redemption transaction fee and/or an additional variable charge may apply.
Investment Policies
Each Fund may invest in the following types of investments, consistent with its investment strategies and objective. Please see the Funds' Prospectus for additional information regarding its principal investment strategies.
DIVERSIFICATION STATUS
Each Fund (except the SPDR Portfolio S&P 500 Growth ETF, SPDR S&P 1500 Momentum Tilt ETF, SPDR S&P Kensho Clean Power ETF, SPDR S&P Kensho Final Frontiers ETF, SPDR S&P Metals & Mining ETF, and SPDR Bloomberg Emerging Markets USD Bond ETF) is classified as a “diversified” investment company under the 1940 Act. Under the 1940 Act, a diversified investment company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the investment company. A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that a Fund may invest a greater portion of its assets in the securities of a single issuer than a diversified fund. The securities of a particular issuer may constitute a greater portion of an Index of a Fund and, therefore, the securities may constitute a greater portion of the Fund's portfolio. This may have an adverse effect on the Fund's performance or subject the Fund's Shares to greater price volatility than more diversified investment companies.
4

Each Fund (whether diversified or non-diversified for purposes of the 1940 Act) intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” (“RIC”) for purposes of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code may severely limit the investment flexibility of a Fund and may make it less likely that the Fund will meet its investment objective.
ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES
Asset-backed securities are securities backed by installment contracts, credit-card receivables or other assets. Commercial mortgage-backed securities are securities backed by commercial real estate properties. Both asset-backed and commercial mortgage-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made on a regular basis. The payments are, in effect, “passed through” to the holder of the securities (net of any fees paid to the issuer or guarantor of the securities). The average life of asset-backed and commercial mortgage-backed securities varies with the maturities of the underlying instruments and, as a result of prepayments, can often be less than the original maturity of the assets underlying the securities. For this and other reasons, an asset-backed and commercial mortgage-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.
BONDS
A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date; provided, however, a zero coupon bond pays no interest to its holder during its life. The value of a zero coupon bond to a Fund consists of the difference between such bond's face value at the time of maturity and the price for which it was acquired, which may be an amount significantly less than its face value (sometimes referred to as a “deep discount” price).
An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Fixed rate bonds generally are also subject to inflation risk, which is the risk that the value of the bond or income from the bond will be worth less in the future as inflation decreases the value of money. This could mean that, as inflation increases, the “real” value of the assets of a Fund holding fixed rate bonds can decline, as can the value of the Fund's distributions. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. A Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).
The investment return of corporate bonds reflects interest on the bond and changes in the market value of the bond. The market value of a corporate bond may be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the market place. There is a risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by such a security.
COMMERCIAL PAPER
Commercial paper consists of short-term, promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing.
COMMON STOCK
Risks inherent in investing in equity securities include the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of a Fund's portfolio securities and therefore a decrease in the value of Shares of the Fund). Common stock is susceptible to
5

general stock market fluctuation and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises.
Holders of common stock incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stock issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stock which typically has a liquidation preference and which may have stated optional or mandatory redemption provisions, common stock has neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.
CONCENTRATION
Each Fund will concentrate its investments in securities of issuers in the same industry as may be necessary to approximate the composition of the Fund's underlying Index. The securities of issuers in particular industries may dominate the benchmark Index of a Fund and consequently a Fund's investment portfolio. This may adversely affect a Fund's performance or subject its Shares to greater price volatility than that experienced by less concentrated investment companies. The Trust's general policy is to exclude securities of the U.S. government and its agencies or instrumentalities when measuring industry concentration.
In pursuing its objective, each Fund may hold the securities of a single issuer in an amount exceeding 10% of the market value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code. In particular, as a Fund's size grows and its assets increase, it will be more likely to hold more than 10% of the securities of a single issuer if the issuer has a relatively small public float as compared to other components in its benchmark Index.
CONSIDERATIONS REGARDING INVESTMENT IN MUNICIPAL SECURITIES ISSUED BY PUERTO RICO
Each Fund may invest in the Commonwealth of Puerto Rico (“Puerto Rico”) municipal bonds and, therefore, may be impacted by political, economic, or regulatory developments that affect issuers in Puerto Rico and their ability to pay principal and interest on their obligations. Puerto Rico, the fourth largest of the Caribbean islands, is located approximately 1,000 miles southeast of Miami, Florida. Puerto Rico's constitutional status is that of a territory of the United States, and, pursuant to the territorial clause of the U.S. Constitution, the ultimate source of power over Puerto Rico is the U.S. Congress. Residents of Puerto Rico are citizens of the United States but do not vote in national elections.
Protracted economic decline and population losses have directly impacted Puerto Rico's tax base and operating budget. Puerto Rico's operating budget became structurally unbalanced during the 2008 recession and, as a result, the government began relying on deficit financing for annual operations. This borrowing led to a tremendous debt burden, which is very high in comparison to that of most states. Further, Puerto Rico issues debt under many different securities, but many of the security pledges are ultimately dependent on the island's general fund, creating interdependency between credits.
In 2014, Puerto Rico's then-Governor declared that Puerto Rico's “debt is not payable” and Puerto Rico would no longer borrow to address annual budget deficits. Puerto Rico experienced its first debt default in 2015. On June 30, 2016, the Puerto Rico Oversight, Management and Economic Stability Act (“PROMESA”) was signed into law, aimed at helping Puerto Rico restructure its debt. Among other things, PROMESA established the Financial and Oversight Management Board (“FOMB”) to oversee Puerto Rico's financial operations and provide a legal framework for debt restructuring. As required by PROMESA, Puerto Rico must submit fiscal plans to the FOMB. The fiscal plans are required to provide estimates of revenues and expenditures, ensure funding for essential public services, provide adequate funding pensions, eliminate any structural deficits, provide for a sustainable debt burden, and improve fiscal governance, accountability and internal controls. The fiscal plans must also include a debt sustainability analysis and provide for capital investments necessary to promote economic growth. In addition, PROMESA legislation implemented a legal framework providing a court-supervised debt restructuring process that enables Puerto Rico to adjust its debt and pension obligations. PROMESA establishes two alternate procedures for debt restructuring. The Title III restructuring process incorporates by reference parts of the federal bankruptcy code for municipal entities and is a court-supervised debt-adjustment mechanism similar to the U.S. bankruptcy code's chapter 9. The Title VI framework creates a streamlined process to
6

achieve debt restructuring through negotiated modifications of debt with the consent of a supermajority of creditors. If a supermajority of each pool of creditors approves a debt modification, the terms of the approved restructuring will apply to all other creditors within the pool. The FOMB will be terminated once Puerto Rico has adequate access to short-term and long-term credit markets at reasonable interest rates.
In the first quarter of 2022, Puerto Rico's central government exited bankruptcy and executed a debt exchange, impacting the majority of outstanding bonded debt. Puerto Rico's bankruptcy court approved a consensually negotiated debt adjustment plan in January, followed by a debt exchange, which became effective in March 2022. The bankruptcy, which took nearly five years to complete, represents the largest ever municipal restructuring. The plan reduced Puerto Rico's direct debt obligations to $7.4 billion from $34.3 billion. Annual debt service (inclusive of Puerto Rico Sales Tax Financing Corporation (COFINA) sales tax bonds) was reduced to $1.15 billion from $4.2 billion. General Obligation (GO) and Public Building Authority (PBA) bondholders received a consideration package of a proportional share of $7.4 billion in new General Obligations bonds, $7 billion in cash, and a proportional share of a new, taxable Contingent Value Instrument (CVI), which allows creditors to benefit from an annual payment if sales tax collection out-perform a benchmark schedule. The plan also consolidated debt issued under various security pledges into a single GO bond. As of June 15, 2023, Puerto Rico's government does not have a credit rating. While Puerto Rico's major debt restructuring has concluded, there are several debt restructurings still pending, including the Puerto Rico Industrial Development Company and Puerto Rico Electric Power Authority (PREPA), that each bring unique complexities.
Puerto Rico's economy, historically dominated by government and manufacturing employment, experienced a 17% decrease in its real GNP between 2006 and 2017. Puerto Rico's real GNP is projected to decline in 2023 by 0.7%, after a 2.0% increase in 2022, and have a period of near-zero growth between 2024 and 2026, but then experience a brief growth rebound in 2027 and 2028. Economic struggles, high unemployment, weak job growth and natural disasters have contributed to historic outmigration of Puerto Rican residents. At its peak, Puerto Rico had a population of more than 3.8 million. Between 2010 and 2020, the population declined 11.8%. Furthermore, it is estimated that the country experienced a 2% decline in population from April 2020 to July 2022. It is expected that by 2025, the population will drop below 3 million.
Catastrophic physical damage caused by hurricanes Irma and Maria in 2017, a series of earthquakes in 2020, and hurricane Fiona in 2022, coupled with the effects of COVID-19, have also resulted in a dramatic decline in the tourism industry, which makes up a substantial portion of the Puerto Rico's economy. While the island's prospects looked dire at the peak of the pandemic, multiple rounds of federal stimulus contributed to a faster than expected economic recovery at the national and local level. Furthermore, the country's tourism industry also seems to be improving. In 2022, approximately $8.9 billion in revenue was generated by travel and tourism, which is a 39% increase over the previous high in 2019. Additionally, room bookings have doubled between 2021 and 2022, with the number of prospective room nights for 2023 expected to top 1 million nights, a 35% increase over 2021. Additionally, unemployment in Puerto Rico has been trending downwards, reaching 6.2% as of July 2023, down from 8.4% in July 2021. However, even with these recent developments, the long-term effects the COVID-19 pandemic will have on Puerto Rico are still unpredictable.
CONVERTIBLE SECURITIES
Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally have less potential for gain or loss than common stock. Convertible securities generally provide yields higher than the underlying common stock, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stock and interest rates. When the underlying common stock declines in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stock rises in value, the value of convertible securities may also be expected to increase. At the same time, however, the
7

difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stock. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
EXCHANGE-TRADED FUNDS
Each Fund may invest in other exchange-traded funds (“ETFs”) (including ETFs managed by the Adviser). ETFs may be structured as investment companies that are registered under the 1940 Act, typically as open-end funds or unit investment trusts. These ETFs are generally based on specific domestic and foreign market securities indices. An “index-based ETF” seeks to provide investment results that match the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. An “actively-managed ETF” invests in securities based on an adviser's investment strategy. An “enhanced ETF” seeks to provide investment results that match a positive or negative multiple of the performance of an underlying index. In seeking to provide such results, an ETF and, in particular, an enhanced ETF, may engage in short sales of securities included in the underlying index and may invest in derivatives instruments, such as equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Alternatively, ETFs may be structured as grantor trusts or other forms of pooled investment vehicles that are not registered or regulated under the 1940 Act. These ETFs typically hold commodities, precious metals, currency or other non-securities investments. ETFs, like mutual funds, have expenses associated with their operation, such as advisory and custody fees. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, including the brokerage costs associated with the purchase and sale of shares of the ETF, the Fund will bear a pro rata portion of the ETF's expenses. In addition, it may be more costly to own an ETF than to directly own the securities or other investments held by the ETF because of ETF expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities or other investments held by the ETF, although lack of liquidity in the market for the shares of an ETF could result in the ETF's value being more volatile than the underlying securities or other investments.
FOREIGN CURRENCY TRANSACTIONS
Each Fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that generally require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future, although the Funds may also enter into non-deliverable currency forward contracts (“NDFs”) that contractually require the netting of the parties' liabilities. Forwards, including NDFs, can have substantial price volatility. While foreign currency transactions on a spot and forward basis are exempt from the definition of “swap” under the Commodity Exchange Act (“CEA”), NDFs are not, and, thus, are subject to the jurisdiction of the Commodity Futures Trading Commission (“CFTC”). Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. In the event that the parties to a forward contract agree to offset or terminate the contract before its maturity, the contract is no longer exempt from the definition of “swap” under the CEA and shall be treated as a swap. At the discretion of the Adviser, the Funds may enter into forward currency exchange contracts for hedging purposes to help reduce the risks and volatility caused by changes in foreign currency exchange rates, or to gain exposure to certain currencies in an effort to track the composition of the applicable Index. When used for hedging purposes, they tend to limit any potential gain that may be realized if the value of a Fund's foreign holdings increases because of currency fluctuations.
FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS
Each Fund may invest up to 20% of its assets in derivatives, including exchange-traded futures on indices, exchange-traded futures on Treasuries or Eurodollars, U.S. exchange-traded or OTC put and call options contracts and exchange-traded or OTC swap transactions (including NDFs, interest rate swaps, total return swaps, excess return swaps, and credit default swaps).
8

Futures and Options on Futures: Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the index specified in the contract from one day to the next. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the Japanese Yen; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.
The Funds may purchase and write (sell) call and put options on futures. Options on futures give the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.
A Fund is required to make a good faith margin deposit in cash or U.S. government securities (or other eligible collateral) with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.
After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy price changes, additional payments will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Although some futures contracts call for making or taking delivery of the underlying commodity, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying commodity, security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.
Options: A Fund may purchase and sell put and call options. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.
Short Sales “Against the Box”: The Funds may engage in short sales “against the box.” In a short sale against the box, a Fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.
Swap Transactions: Each Fund may enter into swap transactions, including interest rate swap, credit default swap, NDF, and total return swap transactions. Swap transactions are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap transactions will usually be done on a net basis, i.e., where the two parties make net payments with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Fund. Swaps may be
9

used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars.” A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.
The use of swap transactions by a Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap transactions have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.
Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, bilateral OTC transaction pricing is normally done by reference to information from market makers and/or available index data, which information is carefully monitored by the Adviser and verified in appropriate cases. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under regulations adopted by the CFTC and federal banking regulators (“Margin Rules”), a Fund is required to post collateral (known as variation margin) to cover the mark-to-market exposure in respect of its uncleared swaps. The Margin Rules also mandate that collateral in the form of initial margin be posted to cover potential future exposure attributable to uncleared swap transactions. In the event a Fund is required to post collateral in the form of initial margin or variation margin in respect of its uncleared swap transactions, all such collateral will be posted with a third party custodian pursuant to a triparty custody agreement between the Fund, its dealer counterparty and an unaffiliated custodian.
The requirement to execute certain OTC derivatives contracts on exchanges or electronic trading platforms called swap execution facilities (“SEFs”) may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. However, SEF trading may make it more difficult and costly for a Fund to enter into highly tailored or customized transactions and may result in additional costs and risks. Market participants such as the Funds that execute derivatives contracts through a SEF, whether directly or through a broker intermediary, are required to submit to the jurisdiction of the SEF and comply with SEF and CFTC rules and regulations which impose, among other things disclosure and recordkeeping obligations. In addition, a Fund will generally incur SEF or broker intermediary fees when it trades on a SEF. A Fund may also be required to indemnify the SEF or broker intermediary for any losses or costs that may result from the Fund's transactions on the SEF.
Total Return Swaps: A Fund may enter into total return swap transactions for investment purposes. Total return swaps are transactions in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by a Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.
Credit Default Swaps: A Fund may enter into credit default swap transactions for investment purposes. A credit default swap transaction may have as reference obligations one or more securities that are not currently held by the Fund. A Fund may be either the protection buyer or protection seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a protection seller, a Fund would generally receive an upfront payment or
10

a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the protection seller must pay the protection buyer the full face amount of the reference obligations that may have little or no value. If a Fund were a protection buyer and no credit event occurred during the term of the swap, the Fund would recover nothing if the swap were held through its termination date. However, if a credit event occurred, the protection buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of the reference obligation that may have little or no value. Where a Fund is the protection buyer, credit default swaps involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce a Fund's return.
Currency Swaps: A Fund may enter into currency swap transactions for investment purposes. Currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and end of the transaction, both sides will have to pay in full on a periodic basis based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.
Interest Rate Swaps: A Fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.
Options on Swaps: An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. A Fund may write (sell) and purchase put and call swaptions. A Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. A Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. A Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in a Fund's use of options.
Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
Government Regulation: The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) that was signed into law on July 21, 2010 created a new statutory framework that comprehensively regulated the over-the-counter (“OTC”) derivatives markets for the first time. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Under the Dodd-Frank Act, certain OTC derivatives transactions are now required to be centrally cleared and traded on SEFs.
On October 28, 2020, the SEC adopted Rule 18f-4 (the “Derivatives Rule”) under the 1940 Act which replaced prior SEC and staff guidance with an updated, comprehensive framework for registered funds' use of derivatives. The Derivatives Rule permits a Fund to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. The Derivatives Rule requires the Funds to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, develop and implement a derivatives risk management program and new testing requirements, and comply with new requirements related to board and SEC reporting. These requirements apply unless a Fund qualifies as a “limited derivatives user,” as defined in the Derivatives Rule. Complying with the Derivatives Rule may increase the cost of a Fund's investments and cost of doing business, which could adversely affect investors. Other new regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Funds.
11

Regulation Under the Commodity Exchange Act: Each Fund intends to use commodity interests, such as futures, swaps and options on futures in accordance with Rule 4.5 of the CEA. A Fund may use exchange-traded futures and options on futures, together with positions in cash and money market instruments, to simulate full investment in its underlying Index. Exchange-traded futures and options on futures contracts may not be currently available for an Index. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the applicable Index components or a subset of the components. An exclusion from the definition of the term “commodity pool operator” has been claimed with respect to each series of the Trust in accordance with Rule 4.5 such that registration or regulation as a commodity pool operator under the CEA is not necessary.
Restrictions on Trading in Commodity Interests: Each Fund reserves the right to engage in transactions involving futures, options thereon and swaps to the extent allowed by the CFTC regulations in effect from time to time and in accordance with a Fund's policies.
Certain additional risk factors related to derivatives are discussed below:
Derivatives Risk: Under recently adopted rules by the CFTC, transactions in some types of interest rate swaps and index credit default swaps on North American and European indices are required to be cleared. In addition, the CFTC may promulgate additional regulations that require clearing of other classes of swaps. In a cleared derivatives transaction (which includes futures, options on futures, and cleared swaps transactions), a Fund's counterparty is a clearing house (such as CME, ICE Clear Credit or LCH.Clearnet), rather than a bank or broker. Since each Fund is not a member of a clearing house and only members of a clearing house can participate directly in the clearing house, a Fund holds cleared derivatives through accounts at clearing members, who are futures commission merchants that are members of the clearing houses and who have the appropriate regulatory approvals to engage in cleared derivatives transactions. A Fund makes and receives payments owed under cleared derivatives transactions (including margin payments) through its accounts at clearing members. Clearing members guarantee performance of their clients' obligations to the clearing house. In contrast to bilateral OTC transactions, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions in accordance with their rules. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Advisor expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund's behalf. While the documentation in place between a Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, the Fund could be subject to this execution risk if the Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict a Fund's ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements. If a Fund is not able to enter into a particular derivatives transaction, the Fund's investment performance and risk profile could be adversely affected as a result.
Counterparty Risk: Counterparty risk with respect to OTC derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described under “Derivatives Risk” above, all futures and options on futures and some swap transactions are required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared derivatives position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member's proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, and the clearing broker may also invest those funds in certain instruments permitted under the applicable regulations. Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared derivatives transactions, which amounts are generally held in the relevant omnibus account at the clearing house for all customers of the clearing member.
12

For commodities futures positions, the clearing house may use all of the collateral held in the clearing member's omnibus account to meet a loss in that account, without regard to which customer in fact supplied that collateral. Accordingly, in addition to bearing the credit risk of its clearing member, each customer to a futures transaction also bears “fellow customer” risk from other customers of the clearing member. However, with respect to cleared swaps positions, recent regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer. Because margin in respect of cleared swaps must be earmarked for specific clearing member customers, the clearing house may not use the collateral of one customer to cover the obligations of another customer. However, if the clearing member does not provide accurate reporting, a Fund is subject to the risk that a clearing house will use the Fund's assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members may generally choose to provide to the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount for each customer.
FUTURE DEVELOPMENTS
A Fund may take advantage of opportunities in the area of options and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, a Fund will provide appropriate disclosure.
HIGH YIELD SECURITIES
Investment in high yield securities (commonly known as “junk” bonds) generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. In addition, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, but can also be issued by governments. Such issuers are generally less able than more financially stable issuers to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.
Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and (iii) greater price variability and credit risks of certain high yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of a Fund than a fund that invests in higher-rated securities.
Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual issuer developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by a Fund.
The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield security, and could adversely affect the daily net asset value per share of a Fund. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available.
The use of credit ratings as a principal method of selecting high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.
13

ILLIQUID INVESTMENTS
Each Fund may invest in illiquid investments. A Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment means any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If illiquid investments exceed 15% of a Fund's net assets, certain remedial actions will be taken as required by Rule 22e-4 under the 1940 Act and the Funds' policies and procedures.
INFLATION-PROTECTED OBLIGATIONS
Each Fund may invest in inflation-protected public obligations, commonly known as “TIPS,” of the U.S. Treasury, as well as TIPS of major governments and emerging market countries, excluding the United States. TIPS are a type of security issued by a government that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the Consumer Price Index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises or falls, both the principal value and the interest payments will increase or decrease. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.
INVESTMENT COMPANIES
Each Fund may invest in the securities of other investment companies, including affiliated funds and money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), a Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law, regulation, and/or a Fund's investment restrictions, a Fund may invest its assets in securities of investment companies, including affiliated funds and/or money market funds, in excess of the limits discussed above.
If a Fund invests in and, thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.
INVESTMENTS IN VARIABLE INTEREST ENTITY STRUCTURES
The Funds may gain investment exposure to certain Chinese companies through variable interest entity (“VIE”) structures. Such investments are subject to the investment risks associated with the Chinese-based company. The VIE structure enables foreign investors, such as the Funds, to obtain investment exposure to a Chinese company in situations in which the Chinese government has limited or prohibited non-Chinese ownership of such company. The VIE structure does not involve direct equity ownership in a China-based company, but rather involves claims to the China-based company's profits and control of the assets that belong to the China-based company through contractual arrangements. The contractual arrangements in place with the China-based company provide limited ability to exercise control over the China-based company and the China-based company's actions may negatively impact the value of an investment through a VIE structure. Control may also be jeopardized if a natural person who holds an equity interest in the China-based company breaches the terms of the contractual arrangements or is subject to legal proceedings, or if any physical instruments such as chops and seals are used without authorization.
Intervention by the Chinese government with respect to the VIE structure could significantly affect the Chinese operating company's performance and thus, the value of a Fund's investment through a VIE structure, as well as the enforceability of the contractual arrangements of the VIE structure. In the event of such an occurrence, a Fund, as a foreign investor, may have little or no legal recourse. If the Chinese government were to determine that the contractual arrangements establishing the VIE structure did not comply with Chinese law or regulations, the Chinese operating company could be
14

subject to penalties, revocation of its business and operating license, or forfeiture of ownership interests. In addition to the risk of government intervention, investments through a VIE structure are subject to the risk that the China-based company (or its officers, directors, or Chinese equity owners) may breach the contractual arrangements, or Chinese law changes in a way that adversely affects the enforceability of the arrangements, or the contracts are otherwise not enforceable under Chinese law, in which case a Fund may suffer significant losses on its investments through a VIE structure with little or no recourse available.
LENDING PORTFOLIO SECURITIES
Each Fund may lend portfolio securities to certain creditworthy borrowers in U.S. and non-U.S. markets in an amount not to exceed 40% of the value of its net assets. The borrowers provide collateral that is marked to market daily in an amount at least equal to the current market value of the securities loaned. A Fund may terminate a loan at any time and obtain the securities loaned. A Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. A Fund cannot vote proxies for securities on loan, but may recall loans to vote proxies if a material issue affecting the Fund's economic interest in the investment is to be voted upon. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain high quality short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or funds, which may include those managed by the Adviser. A Fund could lose money due to a decline in the value of collateral provided for loaned securities or any investments made with cash collateral. Certain non-cash collateral or investments made with cash collateral may have a greater risk of loss than other non-cash collateral or investments.
A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board of Trustees of the Trust (the “Board”) who administer the lending program for the Funds in accordance with guidelines approved by the Board. In such capacity, the lending agent provides the following services to the Funds in connection with the Funds' securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) causing the delivery of loaned securities from a Fund to borrowers; (iii) monitoring the value of loaned securities, the value of collateral received, and other lending parameters; (iv) seeking additional collateral, as necessary, from borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Funds; (vi) returning collateral to borrowers; (vii) facilitating substitute dividend, interest, and other distribution payments to the Funds from borrowers; (viii) negotiating the terms of each loan of securities, including but not limited to the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements of the Funds' Securities Lending Authorization Agreement; (ix) selecting securities, including amounts (percentages), to be loaned; (x) recordkeeping and accounting servicing; and (xi) arranging for return of loaned securities to the Fund in accordance with the terms of the Securities Lending Authorization Agreement. State Street Bank and Trust Company (“State Street”), an affiliate of the Trust, has been approved by the Board to serve as securities lending agent for the Funds and the Trust has entered into an agreement with State Street for such services. Among other matters, the Trust has agreed to indemnify State Street for certain liabilities. State Street has received an order of exemption from the SEC under Sections 17(a) and 12(d)(1) under the 1940 Act to serve as the lending agent for affiliated investment companies such as the Trust and to invest the cash collateral received from loan transactions to be invested in an affiliated cash collateral fund.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process especially so in certain international markets such as Taiwan), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), risk of loss of collateral, credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing
15

replacement securities. Although State Street has agreed to provide a Fund with indemnification in the event of a borrower default, a Fund is still exposed to the risk of losses in the event a borrower does not return a Fund's securities as agreed. For example, delays in recovery of lent securities may cause a Fund to lose the opportunity to sell the securities at a desirable price.
LEVERAGING
While the Funds do not anticipate doing so, a Fund may borrow money in an amount greater than 5% of the value of the Fund's total assets. However, under normal circumstances, a Fund will not borrow money from a bank in an amount greater than 10% of the value of the Fund's total assets. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of a Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of a Fund will increase more when such Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds.
MORTGAGE PASS-THROUGH SECURITIES
The term “U.S. agency mortgage pass-through security” refers to a category of pass-through securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), or Federal Home Loan Mortgage Corporation (“Freddie Mac”). In the basic mortgage pass-through structure, mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a “pool” consisting of multiple mortgage loans. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans.
An investment in a specific pool of pass-through securities requires an analysis of the specific prepayment risk of mortgages within the covered pool (since mortgagors typically have the option to prepay their loans). The level of prepayments on a pool of mortgage securities is difficult to predict and can impact the subsequent cash flows and value of the mortgage pool. In addition, when trading specific mortgage pools, precise execution, delivery and settlement arrangements must be negotiated for each transaction. These factors combine to make trading in mortgage pools somewhat cumbersome.
For the foregoing and other reasons, the SPDR Portfolio Aggregate Bond ETF and SPDR Portfolio Mortgage Backed Bond ETF may seek to obtain exposure to U.S. agency mortgage pass-through securities through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities, and not to a separate type of mortgage-backed security. Transactions in mortgage pass-through securities may occur through the use of TBA transactions. TBA transactions generally are conducted in accordance with widely-accepted guidelines which establish commonly observed terms and conditions for execution, settlement and delivery. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, par amount, and price. The actual pools delivered generally are determined two days prior to settlement date. Each Fund intends to use TBA transactions in several ways. For example, each Fund expects that it will regularly enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is sometimes known as a “TBA roll.” In a TBA roll, a Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. In addition, a Fund may enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement.
Default by or bankruptcy of a counterparty to a TBA transaction would expose a Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, a Fund will enter into TBA transactions only with established counterparties (such as major broker-dealers) and the Adviser will monitor the creditworthiness of such
16

counterparties. In addition, a Fund may accept assignments of TBA transactions from Authorized Participants (as defined below) from time to time. A Fund's use of TBA rolls may cause the Fund to experience higher portfolio turnover, higher transaction costs and to pay higher capital gain distributions to shareholders (which may be taxable) than the other Funds described herein.
The SPDR Portfolio Aggregate Bond ETF and SPDR Portfolio Mortgage Backed Bond ETF intend to invest cash pending settlement of any TBA transactions in money market instruments, repurchase agreements, commercial paper (including asset-backed commercial paper) or other high-quality, liquid short-term instruments, which may include money market funds affiliated with the Adviser.
MUNICIPAL SECURITIES
Municipal securities are securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Funds may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).
Some longer-term municipal securities give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor's request—usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility. The market for municipal bonds may be less liquid than for taxable bonds. This means that it may be harder to buy and sell municipal securities, especially on short notice, than non-municipal securities. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Funds to value accurately than securities of public corporations. A Fund that invests a significant portion of its portfolio in municipal securities, such as the SPDR Nuveen Bloomberg Municipal Bond ETF, SPDR Nuveen Bloomberg Short Term Municipal Bond ETF and SPDR Nuveen Bloomberg High Yield Municipal Bond ETF (the “Municipal Bond ETFs”), may have greater exposure to liquidity risk than a fund that invests in non-municipal securities. In addition, the municipal securities market is generally characterized as a buy and hold investment strategy. As a result, the accessibility of municipal securities in the market is generally greater closer to the original date of issue of the securities and lessens as the securities move further away from such issuance date.
Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.
Prices and yields on municipal securities are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, municipal securities may be more difficult to value than securities of public corporations.
Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. In addition, municipal securities are subject to the risk that their tax treatment could be changed by Congress or state legislatures, thereby affecting the value of outstanding municipal securities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their
17

municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund's municipal securities in the same manner.
Municipal Leases and Certificates of Participation: Also included within the general category of municipal securities described in the Municipal Bond ETFs' Prospectus are municipal leases, certificates of participation in such lease obligations or installment purchase contract obligations (hereinafter collectively called “Municipal Lease Obligations”) of municipal authorities or entities. Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a “non-appropriation” lease, a Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult.
Municipal Insurance: A municipal security may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).
Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer, and cover a municipal security to its maturity, enhancing its credit quality and value.
Municipal security insurance does not insure against market fluctuations or fluctuations in a Fund's share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.
Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.
Municipal Market Disruption Risk: The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected, and the Trustees would reevaluate a Municipal Bond ETF's investment objectives and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a Fund.
OTHER SHORT-TERM INSTRUMENTS
Each Fund may invest in short-term instruments, including money market instruments, (including money market funds advised by the Adviser), cash and cash equivalents, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by the Adviser); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers' acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody's Investors Service
18

(“Moody's”) or “A-1” by S&P Global Ratings (“S&P”), or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that present minimal credit risk; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Money market instruments also include shares of money market funds. The SEC and other government agencies continue to review the regulation of money market funds. The SEC has adopted changes to the rules that govern money market funds over the years, most recently in July 2023. Legislative developments may also affect money market funds. These changes and developments may affect the investment strategies, performance, yield, operating expenses and continued viability of a money market fund.
PREFERRED SECURITIES
Preferred securities pay fixed or adjustable rate interest or dividends to investors, and are generally senior to common stock, but may be subordinated to bonds and other debt instruments in a company's capital structure and therefore may be subject to greater credit risk than those debt instruments. There is no assurance that interest payments, dividends or distributions on the preferred securities in which a Fund invests will be declared or otherwise made payable. In the case of preferred stock, in order to be payable, distributions on preferred securities must be declared by the issuer's board of directors. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws.
Because the claim on an issuer's earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, a Fund's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund would be unable to acquire securities paying comparable rates with the redemption proceeds.
PRIVATE PLACEMENTS AND RESTRICTED SECURITIES
Each Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often “restricted securities,” i.e., securities which cannot be sold to the public without registration under the Securities Act or the availability of an exemption from registration (such as Rules 144 or 144A), or which are not readily marketable because they are subject to other legal or contractual delays in or restrictions on resale. Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act.
Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Market quotations for such securities are generally less readily available than for publicly traded securities. The absence of a trading market can make it difficult to ascertain a market value for such securities for purposes of computing a Fund's net asset value, and the judgment of the Adviser may at times play a greater role in valuing these securities than in the case of publicly traded securities. Disposing of such securities, which may be illiquid investments, can involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration.
A Fund may be deemed to be an “underwriter” for purposes of the Securities Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.
19

RATINGS
An investment grade rating means the security or issuer is rated investment grade by Moody's, S&P, Fitch Ratings, Inc. (“Fitch”), Dominion Bond Rating Service Limited, or another credit rating agency designated as a nationally recognized statistical rating organization by the SEC, or is unrated but considered to be of equivalent quality by the Adviser or the Sub-Adviser.
Subsequent to purchase by a Fund, a rated security may cease to be rated or its investment grade rating may be reduced below an investment grade rating. Bonds rated lower than Baa3 by Moody's or BBB- by S&P or Fitch are below investment grade quality and are obligations of issuers that are considered predominantly speculative with respect to the issuer's capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Such securities (“lower rated securities”) are commonly referred to as “junk” bonds and are subject to a substantial degree of credit risk. Lower rated securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial. Bonds rated below investment-grade tend to be less marketable than higher-quality bonds because the market for them is less broad. The market for unrated bonds is even narrower. See “HIGH YIELD SECURITIES” above for more information relating to the risks associated with investing in lower rated securities, or Appendix A for more information on the ratings of debt instruments.
REAL ESTATE INVESTMENT TRUSTS (“REITs”)
REITs pool investors' funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Funds will not invest in real estate directly, but only in securities issued by real estate companies. However, the Funds may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) to the extent they invest in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investments in REITs may subject Fund shareholders to duplicate management and administrative fees.
In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.
REPURCHASE AGREEMENTS
Each Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and
20

date (normally, the next Business Day—as defined below). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.
In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of a Fund's net assets will be invested in illiquid investments, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.
The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.
REVERSE REPURCHASE AGREEMENTS
Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases a Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and a Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund's assets. A Fund may enter into reverse repurchase agreements if it either meets the relevant asset coverage requirements of Section 18 of the 1940 Act for senior securities representing indebtedness, or elects to treat such arrangements as derivatives transactions under the Derivatives Rule. Each Fund does not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 10% of its total assets.
SOVEREIGN DEBT OBLIGATIONS
Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or reschedule of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
U.S. GOVERNMENT OBLIGATIONS
U.S. Government obligations are a type of bond. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities.
One type of U.S. Government obligation, U.S. Treasury obligations, are backed by the full faith and credit of the U.S. Treasury and differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years.
Other U.S. Government obligations are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, Fannie Mae, Ginnie Mae, the Small Business Administration, the Federal Farm Credit Administration, Freddie Mac, the Federal Home Loan Banks (“FHLB”), Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the
21

Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac). Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law.
In September 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities in conservatorship. Under the terms of the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements (“SPAs”), the U.S. Treasury has pledged to provide a limited amount of capital per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. In May 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs from $100 billion to $200 billion per instrumentality. In December 2009, the U.S. Treasury amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios. Also in December 2009, the U.S. Treasury further amended the SPAs to allow the cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae's and Freddie Mac's net worth through the end of 2012. On August 17, 2012, the U.S. Treasury announced that it was again amending the SPAs to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% dividend annually on all amounts received under the funding commitment. Instead, they were required to transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceeded a capital reserve amount of $3 billion. On September 30, 2019, the U.S. Treasury announced amendments to the SPAs permitting Fannie Mae and Freddie Mac to maintain capital reserves of $25 billion and $20 billion, respectively. It is believed that the amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments.
Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.
U.S. REGISTERED SECURITIES OF FOREIGN ISSUERS
Investing in U.S. registered, dollar-denominated, securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.
A Fund's investment in equity securities of foreign corporations may also be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may
22

invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.
VARIABLE AND FLOATING RATE SECURITIES
Variable rate securities are instruments issued or guaranteed by entities such as (1) U.S. Government, or an agency or instrumentality thereof, (2) states, municipalities and other political subdivisions, agencies, authorities and instrumentalities or states and multi-state agencies or authorities, (3) corporations, (4) financial institutions, (5) insurance companies or (6) trusts that have a rate of interest subject to adjustment at regular intervals but less frequently than annually. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Variable rate obligations whose interest is readjusted no less frequently than annually will be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. A Fund may also purchase floating rate securities. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day U.S. Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and fixed rate floating rate securities than on the market value of comparable fixed rate fixed income obligations. Thus, investing in variable and fixed rate floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed rate fixed income securities.
VARIABLE RATE DEMAND OBLIGATIONS
Variable rate demand obligations (“VRDOs”) are short-term tax-exempt fixed income instruments whose yield is reset on a periodic basis. VRDO securities tend to be issued with long maturities of up to 30 or 40 years; however, they are considered short-term instruments because they include a put feature which coincides with the periodic yield reset. For example, a VRDO whose yield resets weekly will have a put feature that is exercisable upon seven days' notice. VRDOs are put back to a bank or other entity that serves as a liquidity provider, who then tries to resell the VRDOs or, if unable to resell, holds them in its own inventory. VRDOs are generally supported by either a Letter of Credit or a Stand-by Bond Purchase Agreement to provide credit enhancement.
WHEN-ISSUED SECURITIES
Each Fund may purchase securities on a when-issued basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period, and no income accrues to a Fund until settlement takes place. When entering into a when-issued transaction, a Fund will rely on the other party to consummate the transaction; if the other party fails to do so, a Fund may be disadvantaged.
Securities purchased on a when-issued basis and held by a Fund are subject to changes in market value based upon actual or perceived changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates — i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if a Fund purchases securities on a “when-issued” basis, there may be a greater possibility of fluctuation in the Fund's NAV.
Special Considerations and Risks
A discussion of the risks associated with an investment in each Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.
GENERAL
Investment in a Fund should be made with an understanding that the value of a Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.
An investment in a Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus
23

in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises. Securities of issuers traded on exchanges may be suspended on certain exchanges by the issuers themselves, by an exchange or by government authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and instruments that reference the securities, such as participatory notes (or “P-notes”) or other derivative instruments, may be halted.
The principal trading market for some of the securities in an Index may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for a Fund's portfolio securities are limited or absent or if bid/ask spreads are wide.
CHINA BOND RISK
The SPDR Bloomberg Emerging Markets USD Bond ETF may invest in renminbi (“RMB”) denominated fixed income securities of Chinese issuers (“China bonds”). To the extent the Fund's underlying Index includes China bonds, the Fund's ability to achieve its investment objective is dependent on its continued access to such bonds. The Fund may invest in China bonds (i) through direct access to the China Interbank Bond Market (“CIBM”), (ii) through certain foreign institutional investors that have obtained a license from the Chinese regulators, and (iii) through Bond Connect, a program that provides foreign investors with access to China's onshore bond market.
CIBM Direct Access Program Risks: The CIBM is an OTC market established in 1997, and accounts for more than 95% of outstanding bond values of the total trading volume in the People's Republic of China (the “PRC”). On CIBM, domestic institutional investors and certain foreign institutional investors can trade, on a one-to-one quote-driven basis, sovereign bonds, government bonds, corporate bonds, bond repo, bond lending, bills issued by the People's Bank of China (“PBOC”) and other financial debt instruments. Pursuant to the Announcement (2016) No. 3 issued by the PBOC on February 24, 2016, eligible foreign institutional investors can conduct trading on the CIBM under a program established by the PBOC (“CIBM Direct Access Program”) subject to other rules and regulations as promulgated by the PRC authorities. There is no trading quota limitation.
CIBM is regulated and supervised by the PBOC. The PBOC is responsible for, among others, promulgating the applicable CIBM listing, trading and operating rules, and supervising the market operators of CIBM. Bonds and bond-related derivatives are traded in the CIBM primarily through (i) independent bilateral negotiation on a transaction by transaction basis or (ii) through the “click-and-deal” trading model, whereby a party offers a quote in the market that can then be accepted by a counterparty (thus, “clicking” the “deal”). A “click-and-deal” quote may also be automatically matched with a price limit order. In addition, recently an “anonymous click” trading model has been implemented for certain bonds and bond-related derivatives whereby anonymous quotes offered in the market are automatically matched with counterparties based on timing and price. Once a transaction is agreed upon, the parties will, in accordance with the terms of the transaction, promptly send instructions for the delivery of bonds and funds. Parties are required to have sufficient bonds and funds for delivery on the agreed upon delivery date. China Central Depository & Clearing Co., Ltd (“CCDC”) or Shanghai Clearing House (“SHCH”) will deliver bonds according to the instructions sent by the parties. Fund clearing banks will handle the transfer and settlement of the payments of the bonds on behalf of the parties. The China Foreign Exchange Trading System is the unified trading platform for CIBM.
The Fund's investments in China bonds through the CIBM Direct Access Program will be subject to a number of additional risks and restrictions that may affect the Fund's investments and returns. Certain of these risks are discussed below.
The CIBM Direct Access Program is relatively new. Laws, rules, regulations, policies, notices, circulars or guidelines relating to the CIBM Direct Access Program as published or applied by the PBOC and other PRC authorities are relatively untested and are subject to change from time to time. There can be no assurance that the CIBM Direct Access Program will not be restricted, suspended or abolished. If such event occurs, the Fund's ability to invest in the CIBM through the CIBM Direct Access Program will be adversely affected, and if the Fund is unable to adequately access the CIBM through other means, the Fund's ability to achieve its investment objective will be adversely affected.
24

Under the prevailing PRC regulations, eligible foreign institutional investors who wish to invest directly in CIBM through the CIBM Direct Access Program may do so through an onshore settlement agent, who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agent.
QFI Investment Risk: The Renminbi Qualified Foreign Institutional Investor (“RQFII”) and Qualified Foreign Institutional Investor (“QFII”) regimes have been combined, effective May 2020, with a unified set of rules applicable to all RQFIIs and QFIIs by the Chinese regulators (collectively referred to as “Qualified Foreign Investor” or “QFI”) Investment companies, such as the Fund, are not currently within the types of entities that are eligible for QFI license. Rather, the Fund may utilize the Adviser's QFI license granted under QFI regulations to invest in China bonds.
It is possible that the Adviser's QFI status could be suspended or revoked. Pursuant to PRC and QFI regulations, the State Administration of Foreign Exchange (“SAFE”) and the China Securities Regulatory Commission (“CSRC”) are vested with the power to impose regulatory sanctions if the Adviser, in its capacity as QFI, or the PRC custodian violates any provision of the QFI regulations. Any such violations could result in the revocation of the Adviser's QFI license or other regulatory sanctions and may adversely affect the ability of the Fund to invest in China bonds. The Adviser is also subject to regulation by certain Hong Kong regulatory authorities, including the Hong Kong Securities and Futures Commission. Regulatory matters arising from such regulation could also adversely affect the Adviser's QFI license and ability to provide advisory services, generally.
There can be no assurance that the Adviser will continue to maintain its QFI status. In the event the Adviser is unable to maintain its QFI status, it may be necessary for the Fund to limit or suspend creations of Creation Units. In such event it is possible that the trading price of the Fund's Shares on its Exchange will be at a significant premium to the NAV (which may also increase tracking error of the Fund). In extreme circumstances, the Fund may incur significant loss due to limited investment capabilities, or may not be able fully to implement or pursue its investment objectives or strategies, due to QFI investment restrictions, illiquidity of the PRC securities markets, and delay or disruption in execution of trades or in settlement of trades.
The regulations which regulate investments by QFIs in the PRC and the repatriation of capital from QFI investments are relatively new. The application and interpretation of such investment regulations are therefore relatively untested and there is no certainty as to how they will be applied as the PRC authorities and regulators have been given wide discretion in such investment regulations and there is no precedent or certainty as to how such discretion may be exercised now or in the future. Existing QFI regulations may change over time and new QFI regulations may be promulgated in the future and no assurance can be given that any such changes will not adversely affect the Fund or its ability to achieve its investment objective.
Bond Connect Risks: The “Mutual Bond Market Access between Mainland China and Hong Kong” (“Bond Connect”) program is a new initiative established by PBOC, China Foreign Exchange Trade System & National Interbank Funding Centre (“CFETS”), CCDC, SHCH, and Hong Kong Exchanges and Clearing Limited (“HKEx”) and Central Moneymarkets Unit (“CMU”) of the Hong Kong Monetary Authority (“HKMA”) to facilitate investor's investments between the Mainland China and Hong Kong bond markets through connection between the Mainland China and Hong Kong financial institutions.
Under the prevailing PRC regulations, eligible foreign investors are allowed to invest in the bonds available on the CIBM through the northbound trading of Bond Connect (“Northbound Trading Link”). There is currently no investment quota for the Northbound Trading Link. The Northbound Trading Link refers to the trading platform that is located outside of Mainland China and is connected to CFETS for eligible foreign investors to submit their trade requests for bonds circulated in the CIBM through Bond Connect. HKEx and CFETS work together with offshore electronic bond trading platforms to provide electronic trading services and platforms to allow direct trading between eligible foreign investors and approved onshore dealers in Mainland China through CFETS. Under the Northbound Trading Link, eligible foreign investors are required to appoint the CFETS or other institutions recognized by the PBOC as registration agents to apply for registration with the PBOC.
Pursuant to the prevailing regulations in Mainland China, the CMU, the offshore custody agent recognized by the HKMA, opens omnibus nominee accounts with the onshore custody agent recognized by the PBOC (i.e., the CCDC and SHCH). All bonds traded by eligible foreign investors will be registered in the name of the CMU, which will hold such bonds as a nominee owner.
25

Bond Connect is relatively new. Laws, rules, regulations, policies, notices, circulars or guidelines relating to Bond Connect as published or applied by any of the Bond Connect Authorities (as defined below) are relatively untested and are subject to change. “Bond Connect Authorities” refers to the exchanges, trading systems, settlement systems, governmental, regulatory or tax bodies which provide services and/or regulate Bond Connect and activities relating to Bond Connect, including, without limitation, the PBOC, the HKMA, the HKEx, the CFETS, the CMU, the CCDC and the SHCH and any other regulator, agency or authority with jurisdiction, authority or responsibility in respect of Bond Connect. There can be no assurance that Bond Connect will not be restricted, suspended or abolished. If such event occurs, the Fund's ability to invest in the CIBM through Bond Connect may be adversely affected, and if the Fund is unable to adequately access the CIBM through other means, the Fund's ability to achieve its investment objective may be adversely affected.
Under the prevailing Bond Connect regulations, eligible foreign investors who wish to participate in Bond Connect may do so through an offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agents.
Trading through Bond Connect is performed through newly developed trading platforms and operational systems. There is no assurance that such systems will function properly (in particular, under extreme market conditions) or will continue to be adapted to changes and developments in the market. In the event that the relevant systems fail to function properly, trading through Bond Connect may be disrupted. The Fund's ability to trade through Bond Connect (and hence to pursue its investment strategy) may therefore be adversely affected. In addition, where the Fund invests in the CIBM through Bond Connect, it may be subject to risks of delays inherent in the order placing and/or settlement.
The CMU is the “nominee holder” of the bonds acquired by the Fund through Bond Connect. While Bond Connect Authorities have expressly stated that investors will enjoy the rights and interests of the bonds acquired through Bond Connect similar to investors in bond interests acquired through more traditional means in accordance with applicable laws, the exercise and the enforcement of beneficial ownership rights in such bonds in the Chinese courts has yet to be tested. As a result, for example, though the HKMA has stated otherwise in its Frequently Asked Questions relating to Bond Connect, it is possible that in the event that the nominee holder becomes insolvent, such bonds may be deemed to form part of the pool of assets of the nominee holder available for distribution to its creditors thereby subjugating the rights of the Fund.
Chinese Credit Rating Risks: China bonds will generally be rated by Chinese ratings agencies (and not by U.S. nationally recognized statistical ratings organizations (“NRSROs”)). The rating criteria and methodology used by Chinese rating agencies may be different from those adopted by NRSROs and international credit rating agencies. Therefore, such rating systems may not provide an equivalent standard for comparison with securities rated by NRSROs and international credit rating agencies.
Market Risks: The Fund investing in the CIBM will be subject to liquidity and volatility risks. Market volatility and potential lack of liquidity due to possible low trading volume of certain bonds in the CIBM may result in prices of certain bonds traded in the CIBM fluctuating significantly. The bid and offer spreads of the prices of such bonds may be large, and the Fund may therefore incur significant trading and realization costs and may even suffer losses when selling such investments. To the extent that the Fund transacts in the CIBM, the Fund may also be exposed to risks associated with settlement procedures and default of counterparties. The counterparty which has entered into a transaction with the Fund may default in its obligation to settle the transaction by failure to deliver relevant securities or to make payment.
General PRC-Related Risks
Economic, Political and Social Risks of the PRC: The economy of China, which has been in a state of transition from a planned economy to a more market-oriented economy, differs from the economies of most developed countries in many respects, including the level of government involvement, its state of development, its growth rate, control of foreign exchange, protection of intellectual property rights and allocation of resources.
Although the majority of productive assets in China are still owned by the PRC government at various levels, in recent years, the PRC government has implemented economic reform measures emphasizing utilization of market forces in the development of the economy of China and a high level of management autonomy. The economy of China has experienced significant growth in the past several decades, but growth has been uneven both geographically and among various sectors of the economy, and no assurance can be given that such growth will continue. Economic growth has also been accompanied by periods of high inflation. The PRC government has implemented various measures from time to time to control inflation and restrain the rate of economic growth.
26

There can, however, be no assurance that the PRC government will continue to pursue such economic policies or, if it does, that those policies will continue to be successful. Any such adjustment and modification of those economic policies may have an adverse impact on the securities markets in the PRC as well as the portfolio securities of the Fund. Further, the PRC government may from time to time adopt corrective measures to control the growth of the PRC economy, which may also have an adverse impact on the capital growth and performance of the Fund. Political changes, social instability and adverse diplomatic developments in the PRC could result in the imposition of additional government restrictions, including expropriation of assets, confiscatory taxes, limits on repatriation, or nationalization of some or all of the property held by the underlying issuers of the Fund's portfolio securities.
PRC Laws and Regulations Risk: The regulatory and legal framework for capital markets and companies in the PRC may not be as well developed as those of developed countries. PRC laws and regulations affecting securities markets are relatively new and evolving, and because of the limited volume of published cases and judicial interpretation and their non-binding nature, interpretation and enforcement of these regulations involve significant uncertainties. In addition, as the PRC legal system develops, no assurance can be given that changes in such laws and regulations or new laws, regulations or practices relating to transactions in Chinese securities will be promulgated, or that their interpretation or enforcement will not have a material adverse effect on the Fund's portfolio securities.
In addition, the effect of future developments in the PRC legal system is unpredictable, such as changes to the existing regulatory environment and government scrutiny in certain areas, uncertain interpretation and implementation of existing laws or enforcement thereof, or the preemption of local regulations by national laws. For instance, China has tightened regulatory requirements with respect to privacy, data protection and information security, and has promulgated new regulations and policy to regulate certain industries in the past year, which may in turn impact the business operation of the underlying issuers of a Fund's portfolio securities. The rapid evolving legal system of China may have a material adverse effect on a Fund's portfolio securities.
PRC Tax Risk: Uncertainties in PRC tax rules governing taxation of income and gains from investments in China bonds could result in unexpected tax liabilities for the Fund. The Fund's investments in China bonds may cause the Fund to become subject to withholding and other taxes imposed by the PRC. The Ministry of Finance of the PRC and the State Administration of Taxation of the PRC issued Caishui No. 108 on November 7, 2018, which states that bond interests derived from investment in the China bond market (including through CIBM, a QFI license or Bond Connect) by foreign investors will be temporarily exempt from withholding income tax and value added tax. According to the Announcement on Continuation of Corporate Income Tax and Value-added Tax Policies for Overseas Institutions Investing in the Domestic Bond Market (Announcement [2021] No. 34), which was jointly made by the Ministry of Finance and the State Administration of Taxation on November 22, 2021, the temporary exemption applies to the withholding tax and value-added tax on bond interest derived from investment in the China bond market by foreign institutional investors and will continue until December 31, 2025. If, in the future, China begins applying tax rules regarding the taxation of investment in China bonds by foreign investors, and/or begins collecting withholding and other taxes on interest derived by such investment, the Fund's return might be adversely affected.
Political Tension Risk: Recently there have been heightened tensions in international economic relations and rising political tensions. In particular, political tensions between the United States and China have escalated due to, among other things, trade disputes, the COVID-19 outbreak, sanctions imposed by the U.S. Department of Treasury on certain officials of the Hong Kong Special Administrative Region and the PRC central government, as well as retaliatory actions of the PRC government. Rising political tensions could reduce levels of trade, investments and other economic activities between the two major economies, and any escalation thereof may have a negative impact on the general, economic, political, and social conditions in China and, in turn, adversely impact a Fund's portfolio securities.
CONFLICTS OF INTEREST RISK
An investment in a Fund may be subject to a number of actual or potential conflicts of interest. For example, the Adviser or its affiliates may provide services to a Fund, such as securities lending agency services, custodial, administrative, bookkeeping, and accounting services, transfer agency and shareholder servicing, securities brokerage services, and other services for which the Fund would compensate the Adviser and/or such affiliates. A Fund may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the Adviser. There is no assurance that the rates at which a Fund pays fees or expenses to the Adviser or its affiliates, or the terms on which it enters into transactions with
27

the Adviser or its affiliates, will be the most favorable available in the market generally or as favorable as the rates the Adviser makes available to other clients. Because of its financial interest, the Adviser may have an incentive to enter into transactions or arrangements on behalf of a Fund with itself or its affiliates in circumstances where it might not have done so in the absence of that interest.
CONTINUOUS OFFERING
The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of a Fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that a Fund's Prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
SSGA or its affiliates (the “Selling Shareholder”) may purchase Creation Units through a broker-dealer to “seed” (in whole or in part) Funds as they are launched, or may purchase shares from broker-dealers or other investors that have previously provided “seed” for a Fund when they were launched or otherwise in secondary market transactions, and because the Selling Shareholder may be deemed an affiliate of such Funds, the Shares are being registered to permit the resale of these shares from time to time after purchase. The Funds will not receive any of the proceeds from the resale by the Selling Shareholders of these Shares.
The Selling Shareholder intends to sell all or a portion of the Shares owned by it and offered hereby from time to time directly or through one or more broker-dealers, and may also hedge such positions. The Shares may be sold on any national securities exchange on which the Shares may be listed or quoted at the time of sale, in the over-the-counter market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve cross or block transactions.
The Selling Shareholder may also loan or pledge Shares to broker-dealers that in turn may sell such Shares, to the extent permitted by applicable law. The Selling Shareholder may also enter into options or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of Shares, which Shares such broker-dealer or other financial institution may resell.
The Selling Shareholder and any broker-dealer or agents participating in the distribution of Shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the Securities Act in connection with such sales. In such event, any commissions paid to any such broker-dealer or agent and any profit on the resale of the Shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The Selling Shareholder who may be deemed an “underwriter” within the meaning of Section 2(a)(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act.
28

COUNTERPARTY RISK
Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations affecting the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted, what effect the insolvency proceeding would have on any recovery by a Fund, and what impact an insolvency of a clearing house would have on the financial system more generally.
FUTURES AND OPTIONS TRANSACTIONS
There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it has sold.
Each Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts, when available, in this manner. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. A Fund, however, may utilize futures and options contracts in a manner designed to limit its risk exposure to that which is comparable to what it would have incurred through direct investment in securities.
Utilization of futures transactions by a Fund involves the risk of imperfect or even negative correlation to its benchmark Index if the index underlying the futures contracts differs from the benchmark Index or if the futures contracts do not track the benchmark Index as expected. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option.
Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The “daily price fluctuation limit” or “daily limit” establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, generally no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.
RISKS OF SWAP AGREEMENTS
Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor.
The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.
The absence of a regulated execution facility or contract market and lack of liquidity for swap transactions has led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Under recently adopted rules and regulations, transactions in some types of swaps are required to be centrally cleared. In a cleared
29

derivatives transaction, a Fund's counterparty to the transaction is a central derivatives clearing organization, or clearing house, rather than a bank or broker. Because the Funds are not members of a clearing house, and only members of a clearing house can participate directly in the clearing house, each Fund holds cleared derivatives through accounts at clearing members. In cleared derivatives transactions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients' obligations to the clearing house. Centrally cleared derivative arrangements may be less favorable to a Fund than bilateral (non-cleared) arrangements. For example, a Fund may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, in some cases following a period of notice to a Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time in accordance with their rules. A Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or which SSGA FM expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund's behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and loss of hedging protection. In addition, the documentation governing the relationship between a Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation.
These clearing rules and other new rules and regulations could, among other things, restrict a Fund's ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations, as applicable to swaps, are relatively new and evolving, so their potential impact on a Fund and the financial system are not yet known.
Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund's limitation on investments in illiquid investments. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest.
If a Fund uses a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.
EUROPE – RECENT EVENTS
A number of countries in Europe, including Greece, Spain, Ireland, Italy, and Portugal, have substantial government debt levels. The concern over these debt levels has led to volatility in the European financial markets, which has adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe. For some countries, the ability to repay sovereign debt is in question, and default is possible, which could affect their ability to borrow in the future. Several countries have agreed to multi-year bailout loans from the European Central Bank, the IMF, and other institutions. A default or debt restructuring by any European country can adversely impact holders of that country's debt and can affect exposures to other European Union (“EU”) countries and their financial companies as well. These financial difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.
Uncertainties regarding the viability of the EU have impacted and may continue to impact markets in the United States and around the world. On January 31, 2020, the United Kingdom formally withdrew from the EU (commonly referred to as “Brexit”) and entered an 11-month transition period. The transition period concluded on December 31, 2020, and the United Kingdom left the EU single market and customs union under the terms of a new trade agreement. The agreement governs the new relationship between the United Kingdom and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Certain aspects of Brexit have had an adverse impact on the region, leading to increased inflation, labor shortages and business closures, among
30

others. The full scope and nature of the consequences of the exit are not at this time known and are unlikely to be known for a significant period of time. It is also unknown whether the United Kingdom's exit will increase the likelihood of other countries also departing the EU. Any additional exits from the EU, or the possibility of such exits, may have a significant impact on the United Kingdom, Europe, and global economies, which may result in increased volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth for such economies that could potentially have an adverse effect on the value of a Fund's investments.
LIBOR RISK
The London Interbank Offered Rate (LIBOR) was a leading benchmark or reference rate for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. On July 27, 2017, the United Kingdom's Financial Conduct Authority (FCA), which regulates LIBOR, announced the gradual phase out of the LIBOR rate, with nearly all LIBOR rate publications having ceased as of June 30, 2023 (some LIBOR rates continue to be published, but only on a temporary and synthetic basis). Alternatives to LIBOR have been established and others may be developed. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, has identified the Secured Overnight Financial Rate (SOFR) as the preferred alternative rate to LIBOR. SOFR is a relatively new index calculated by short-term repurchase agreements, backed by Treasury securities. There remains uncertainty surrounding the nature of any replacement rates.
The transition to a new reference rate may result in (i) increased volatility or illiquidity in markets for instruments or contracts that previously relied on or still rely on LIBOR, (ii) a reduction in the value of certain instruments or contracts held by a Fund, (iii) reduced effectiveness of related Fund transactions, such as hedging, (iv) additional tax, accounting and regulatory risks, or (v) costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund's investments resulting from a substitute reference rate may also adversely affect a Fund's performance and/or NAV. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments or contracts using an alternative rate will have the same volume or liquidity.
MARKET TURBULENCE RESULTING FROM INFECTIOUS ILLNESS
A widespread outbreak of an infectious illness, such as COVID-19, may lead to governments and businesses world-wide taking aggressive measures, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations. As occurred in the wake of COVID-19, the spread of such an illness may result in the disruption of and delays in the delivery of healthcare services and processes, the cancellation of organized events and educational institutions, the disruption of production and supply chains, a decline in consumer demand for certain goods and services, and general concern and uncertainty, all of which may contribute to increased volatility in global markets. COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, the global economy, individual companies, sectors and industries, and capital markets in ways that cannot be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to limited health care resources. Political, economic and social stresses caused by infectious illness also may exacerbate other pre-existing political, social and economic risks in certain countries. The duration of such an illness and its effects cannot be determined at this time, but the effects could be present for an extended period of time.
RUSSIA SANCTIONS RISK
Sanctions threatened or imposed by a number of jurisdictions, including the United States, the European Union and the United Kingdom, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country's credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or a Fund. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on a Fund. Sanctions, or the threat of new or modified sanctions, could impair the ability of a Fund to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in
31

other countries, which could have a negative effect on the performance of a Fund, even if a Fund does not have direct exposure to securities of Russian issuers. As a collective result of the imposition of sanctions, Russian government countermeasures and the impact that they have had on the trading markets for Russian securities, certain Funds have used, and may in the future use,  fair valuation procedures approved by the Fund's Board to value certain Russian securities, which could result in such securities being deemed to have a zero value.
A reduction in liquidity of certain Fund holdings as a result of sanctions and related actions may cause a Fund to experience increased premiums or discounts to its NAV and/or wider bid-ask spreads. Additionally, if it becomes impracticable or unlawful for a Fund to hold securities subject to, or otherwise affected by, sanctions, or if deemed appropriate by the Fund's investment adviser, the Fund may prohibit in-kind deposits of the affected securities in connection with creation transactions and instead require a cash deposit, which may also increase the Fund's transaction costs.
TAX RISKS
As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of a Fund.
Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when a Fund makes distributions or you sell Shares.
UNDERLYING INDICES OF THE S&P KENSHO NEW ECONOMIES COMPOSITE INDEX
The S&P Kensho New Economies Composite Index is comprised of U.S.-listed equity securities (including depositary receipts) of companies domiciled across developed and emerging markets worldwide. The Index is designed to capture companies whose products and services are driving innovation and transforming the global economy through the use of existing and emerging technologies, and rapid developments in robotics, automation, artificial intelligence, connectedness and processing power (“New Economies companies”). In particular, the Index comprises the components included in the New Economy Subsector Indexes (each, an “Underlying Index”) developed by Kensho Technologies, Inc. Each Underlying Index is comprised of securities of New Economies companies in a specific sector. As of the date of this SAI, the Underlying Indexes include S&P Kensho Advanced Transport Systems Index, S&P Kensho Wearables Index, S&P Kensho Robotics Index, S&P Kensho Autonomous Vehicles Index, S&P Kensho Cleantech Index, S&P Kensho Cyber Security Index, S&P Kensho 3D Printing Index, S&P Kensho Smart Borders Index, S&P Kensho Genetic Engineering Index, S&P Kensho Drones Index, S&P Kensho Clean Energy Index, S&P Kensho Smart Grids Index, S&P Kensho Smart Buildings Index, S&P Kensho Space Index, S&P Kensho Nanotechnology Index, S&P Kensho Virtual Reality Index, S&P Kensho Future Payments Index, S&P Kensho Enterprise Collaboration Index, S&P Kensho Electric Vehicles Index, S&P Kensho Alternative Finance Index, S&P Kensho Digital Communities Index, S&P Kensho Distributed Ledger Index, S&P Kensho Digital Health Index, S&P Kensho Smart Factories Index, and S&P Kensho Sustainable Farming Index.
Investment Restrictions
The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed without the approval of the holders of a majority of a Fund's outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Except with the approval of a majority of the outstanding voting securities, each Fund may not:
1.
Concentrate its investments in securities of issuers in the same industry, except as may be necessary to approximate the composition of the Fund's underlying Index;(1)
2.
Make loans to another person except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund;

(1)
The SEC Staff considers concentration to involve more than 25% of a fund's assets to be invested in an industry or group of industries.
32

3.
Issue senior securities or borrow money except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund;
4.
Invest directly in real estate unless the real estate is acquired as a result of ownership of securities or other instruments. This restriction shall not preclude the Fund from investing in companies that deal in real estate or in instruments that are backed or secured by real estate;
5.
Act as an underwriter of another issuer's securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the Fund's purchase and sale of portfolio securities; or
6.
Invest in commodities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
7.
With respect to the Municipal Bond ETFs, invest, under normal circumstances, less than 80% of its assets, plus the amount of borrowings for investment purposes, in investments the income of which is exempt from federal income tax.
In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. Each Fund will not:
1.
Invest in the securities of a company for the purpose of exercising management or control, provided that the Trust may vote the investment securities owned by the Fund in accordance with its views; or
2.
With respect to each Fund, under normal circumstances, invest less than 80% of its total assets in securities that comprise its relevant Index. Securities that have economic characteristics substantially identical to the economic characteristics of the securities that comprise the Index are included within this 80% investment policy for Fixed Income ETFs.
3.
With respect to the SPDR Bloomberg High Yield Bond ETF, SPDR Bloomberg Short Term High Yield Bond ETF and SPDR Portfolio High Yield Bond ETF, invest, under normal circumstances, less than 80% of its net assets, plus the amount of borrowings for investment purposes, in bonds that are rated below investment grade. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days written notice.
4.
With respect to the SPDR Portfolio Aggregate Bond ETF, SPDR Portfolio Short Term Corporate Bond ETF, SPDR Portfolio Intermediate Term Corporate Bond ETF, SPDR Portfolio Long Term Corporate Bond ETF, SPDR Portfolio Corporate Bond ETF, SPDR Portfolio High Yield Bond ETF, and SPDR Nuveen Bloomberg High Yield Municipal Bond ETF, under normal circumstances, invest less than 80% of its net assets, plus the amount of borrowings for investment purposes, in debt securities. Prior to any change in a Fund's 80% investment policy, the Fund will provide shareholders with 60 days written notice.
5.
With respect to the SPDR Bloomberg 1-3 Month T-Bill ETF and SPDR Bloomberg 3-12 Month T-Bill ETF, under normal circumstances, invest less than 80% of its net assets, plus the amount of borrowings for investment purposes, in U.S. Treasury bills. Prior to any change in the Fund's 80% investment policy, the Fund will provide shareholders with 60 days written notice.
6.
With respect to the SPDR Portfolio Short Term Treasury ETF, SPDR Portfolio Intermediate Term Treasury ETF and SPDR Portfolio Long Term Treasury ETF, under normal circumstances, invest less than 80% of its net assets, plus the amount of borrowings for investment purposes, in U.S. Treasury securities. Prior to any change in a Fund's 80% investment policy, the Fund will provide shareholders with 60 days written notice.
7.
With respect to the SPDR Portfolio TIPS ETF and SPDR Bloomberg 1-10 Year TIPS ETF, under normal circumstances, invest less than 80% of its net assets, plus the amount of borrowings for investment purposes, in inflation-indexed debt securities issued by the U.S. Treasury Department and backed by the full faith and credit of the U.S. Government. Prior to any change in the Fund's 80% investment policy, the Fund will provide shareholders with 60 days written notice.
8.
With respect to the SPDR Portfolio Mortgage Backed Bond ETF, invest, under normal circumstances, less than 80% of its net assets, plus the amount of borrowings for investment purposes, in mortgage backed bonds. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days written notice. For purposes of this policy, TBA Transactions are considered mortgage backed securities.
33

9.
With respect to the SPDR Bloomberg Convertible Securities ETF, invest, under normal circumstances, less than 80% of its net assets, plus the amount of borrowings for investment purposes, in convertible securities. Prior to any change in this 80% investment policy, the fund will provide shareholders with 60 days written notice.
10.
With respect to the SPDR Bloomberg Investment Grade Floating Rate ETF, invest, under normal circumstances, less than 80% of its net assets, plus the amount of borrowings for investment purposes, in investment grade floating rate securities. Prior to any change in the Fund's 80% investment policy, the Fund will provide shareholders with 60 days written notice.
11.
With respect to the SPDR Portfolio Short Term Corporate Bond ETF, SPDR Portfolio Intermediate Term Corporate Bond ETF, SPDR Portfolio Long Term Corporate Bond ETF, SPDR Portfolio Corporate Bond ETF and SPDR Portfolio High Yield Bond ETF, invest, under normal circumstances, less than 80% of its net assets, plus the amount of borrowings for investment purposes, in corporate bonds. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days written notice.
12.
With respect to SPDR Global Dow ETF and SPDR Portfolio Short Term Corporate Bond ETF, each Fund will not invest in securitized instruments (including asset-backed securities, mortgage-backed securities, or asset-backed commercial paper) or sweep excess cash into any non-governmental money market fund.
13.
With respect to the SPDR S&P 500 Fossil Fuel Reserves Free ETF, under normal circumstances invest less than 80% of its net assets, plus the amount of borrowings for investment purposes, in securities of companies that do not own fossil fuel reserves. Prior to any change in the Fund's 80% investment policy, the Fund will provide shareholders with 60 days' written notice.
14.
With respect to the SPDR S&P Internet ETF, under normal circumstances invest less than 80% of its net assets, plus the amount of borrowings for investment purposes, in securities of internet companies. Prior to any change in the Fund's 80% investment policy, the Fund will provide shareholders with 60 days' written notice.
15.
With respect to the SPDR Portfolio S&P 500 ETF, under normal circumstances invest less than 80% of its net assets, plus the amount of borrowings for investment purposes, in securities of large-capitalization companies. Prior to any change in the Fund's 80% investment policy, the Fund will provide shareholders with 60 days' written notice.
16.
With respect to the SPDR Portfolio S&P 400 Mid Cap ETF, under normal circumstances invest less than 80% of its net assets, plus the amount of borrowings for investment purposes, in securities of mid-capitalization companies. Prior to any change in the Fund's 80% investment policy, the Fund will provide shareholders with 60 days' written notice.
17.
With respect to the SPDR Portfolio S&P 600 Small Cap ETF, under normal circumstances invest less than 80% of its net assets, plus the amount of borrowings for investment purposes, in securities of small-capitalization companies. Prior to any change in the Fund's 80% investment policy, the Fund will provide shareholders with 60 days' written notice.
18.
With respect to the SPDR Portfolio S&P 1500 Composite Stock Market ETF, under normal circumstances invest less than 80% of its net assets, plus the amount of borrowings for investment purposes, in equity securities. Prior to any change in the Fund's 80% investment policy, the Fund will provide shareholders with 60 days' written notice.
19.
With respect to the SPDR S&P Kensho Clean Power ETF, under normal circumstances, invest less than 80% of its net assets (plus the amount of borrowings for investment purposes) in securities of clean power companies. Prior to any change in the Fund's 80% investment policy, the Fund will provide shareholders with 60 days written notice.
20.
With respect to the SPDR Bloomberg Emerging Markets USD Bond ETF, under normal circumstances, invest less than 80% of its net assets, plus the amount of borrowings for investment purposes, in U.S. dollar-denominated debt securities. Prior to any change in the Fund's 80% investment policy, the Fund will provide shareholders with 60 days' written notice.
21.
With respect to the SPDR ICE Preferred Securities ETF, under normal circumstances, invest less than 80% of its net assets, plus the amount of borrowings for investment purposes, in preferred securities. Prior to any change in the Fund's 80% investment policy, the Fund will provide shareholders with 60 days' written notice.
34

22.
With respect to the SPDR MarketAxess Investment Grade 400 Corporate Bond ETF, under normal circumstances, invest less than 80% of its net assets, plus the amount of borrowings for investment purposes, in investment grade corporate bonds. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' written notice.
23.
With respect to the SPDR S&P Dividend ETF, under normal circumstances, invest less than 80% of its net assets, plus the amount of borrowings for investment purposes, in dividend-paying companies. Prior to any change in this 80% investment policy, the Fund will provide shareholders with 60 days' written notice.
The Funds define the foregoing terms in accordance with the definition of such terms per the applicable Index. If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money will be observed continuously. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays).
The 1940 Act currently permits each Fund to loan up to 33 1/3% of its total assets. With respect to borrowing, the 1940 Act presently allows each Fund to: (1) borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, (2) borrow money for temporary purposes in an amount not exceeding 5% of the value of the Fund's total assets at the time of the loan, and (3) enter into reverse repurchase agreements. However, under normal circumstances any borrowings by a Fund will not exceed 10% of the Fund's total assets. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, with appropriate asset coverage. With respect to investments in commodities, the 1940 Act presently permits the Funds to invest in commodities in accordance with investment policies contained in its prospectus and SAI. Any such investment shall also comply with the CEA and the rules and regulations thereunder. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have the fundamental investment policy governing such investments. The Funds will not purchase or sell real estate, except that a Fund may invest in companies that deal in real estate (including REITs) or in instruments that are backed or secured by real estate.
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in a Fund is contained in the Prospectus under “PURCHASE AND SALE INFORMATION” and “ADDITIONAL PURCHASE AND SALE INFORMATION.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.
The Shares of each Fund are approved for listing and trading on the Exchange, subject to notice of issuance. Shares trade on the Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of a Fund will continue to be met.
The Exchange may consider the suspension of trading in, and may initiate delisting proceedings of, the Shares of a Fund under any of the following circumstances: (i) if the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (ii) if the Fund no longer complies with the applicable listing requirements set forth in the Exchange's rules; (iii) if, following the initial twelve-month period after commencement of trading on the Exchange of the Fund, there are fewer than 50 beneficial holders of the Fund; or (iv) if such other event shall occur or condition exists which, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares from listing and trading upon termination of a Fund.
The Trust reserves the right to adjust the Share price of a Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor's equity interest in the Fund.
As in the case of other publicly traded securities, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.
The base and trading currencies of each Fund is the U.S. dollar. The base currency is the currency in which a Fund's net asset value per Share is calculated and the trading currency is the currency in which Shares of a Fund are listed and traded on the Exchange.
35

Management of the Trust
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “MANAGEMENT.”
BOARD RESPONSIBILITIES
The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described in this SAI, under which certain companies provide essential management services to the Trust.
Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Sub-Adviser, Distributor, Administrator, and Sub-Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., the Sub-Adviser is responsible for the day-to-day management of a Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds' service providers the importance of maintaining vigorous risk management.
The Trustees' role in risk oversight begins before the inception of a Fund, at which time the Fund's Adviser and, if applicable, Sub-Adviser presents the Board with information concerning the investment objectives, strategies and risks of the Fund, as well as proposed investment limitations for the Fund. Additionally, the Fund's Adviser and Sub-Adviser provide the Board with an overview of, among other things, their investment philosophies, brokerage practices and compliance infrastructures. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of the Adviser and other service providers, such as the Fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which a Fund may be exposed.
The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and Sub-Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Investment Advisory Agreement and Sub-Advisory Agreement with the Adviser and Sub-Adviser, respectively, the Board meets with the Adviser and Sub-Adviser to review such services. Among other things, the Board regularly considers the Adviser's and Sub-Adviser's adherence to each Fund's investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund's investments.
The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the Adviser and the Sub-Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.
The Board receives reports from the Funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Regular reports are made to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of each Fund's financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund's internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.
36

From their review of these reports and discussions with the Adviser and Sub-Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.
The Board recognizes that not all risks that may affect a Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund's goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds' investment management and business affairs are carried out by or through a Fund's Adviser, Sub-Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.
TRUSTEES AND OFFICERS
There are eight members of the Board of Trustees, six of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”). Carl Verboncoeur, an Independent Trustee, serves as Chairman of the Board. The Board has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a super-majority (75%) of the Board, the fact that the chairperson of each Committee of the Board is an Independent Trustee, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from fund management.
The Board of Trustees has two standing committees: the Audit Committee and Trustee Committee. The Audit Committee and Trustee Committee are each chaired by an Independent Trustee and composed of all of the Independent Trustees.
Set forth below are the names, year of birth, position with the Trust, length of term of office, and the principal occupations during the last five years and other directorships held of each of the persons currently serving as a Trustee or Officer of the Trust.
TRUSTEES
Name, Address and Year of Birth	Position(s) With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
CARL G. VERBONCOEUR c/o SPDR Series Trust One Iron Street Boston, MA 02210 1952	Independent Trustee, Chairman, Trustee Committee Chair	Term: Unlimited Served: since April 2010	Self-employed consultant since 2009.	122	None.
DWIGHT D. CHURCHILL c/o SPDR Series Trust One Iron Street Boston, MA 02210 1953	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since April 2010	Self-employed consultant since 2010; CEO and President, CFA Institute (June 2014 - January 2015).	122	Affiliated Managers Group, Inc. (Director) (2010 - present).
CLARE S. RICHER c/o SPDR Series Trust One Iron Street Boston, MA 02210 1958	Independent Trustee	Term: Unlimited Served: since July 2018	Retired. Chief Financial Officer, Putnam Investments LLC (December 2008 - May 2017).	122	Principal Financial Group (Director and Financial Committee Chair) (2020 – present); Bain Capital Specialty Finance (Director) (2019 – present); Bain Capital Private Credit (Director)
37

Name, Address and Year of Birth	Position(s) With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
					(2022 – present); University of Notre Dame (Trustee) (2015 – present).
SANDRA G. SPONEM c/o SPDR Series Trust One Iron Street Boston, MA 02210 1958	Independent Trustee	Term: Unlimited Served: since July 2018	Retired. Chief Financial Officer, M.A. Mortenson Companies, Inc. (construction and real estate company) (February 2007 - April 2017).	122
Rydex Series Funds (52
portfolios), Rydex
Dynamic Funds (8
portfolios) and Rydex
Variable Trust (49
portfolios) (Trustee)
(2016 – present);
Guggenheim Strategy
Funds Trust (3
portfolios), Guggenheim
Funds Trust (18
portfolios), Guggenheim
Taxable Municipal Bond
& Investment Grade
Debt Trust, Guggenheim
Strategic Opportunities
Fund, Guggenheim
Variable Funds Trust (14
portfolios), and
Transparent Value Trust
(5 portfolios) (Trustee)
(2019-present);
Guggenheim Active
Allocation Fund
(Trustee)
(2021-present);
Fiduciary/Claymore
Energy Infrastructure
Fund (Trustee)
(2019-2022);
Guggenheim Enhanced
Equity Income Fund and
Guggenheim Credit
Allocation Fund
(Trustee) (2019-2021);
and Guggenheim
Energy & Income Fund
(Trustee) (2015 - 2023).

CAROLYN M. CLANCY c/o SPDR Series Trust One Iron Street Boston, MA 02210 1960	Independent Trustee	Term Unlimited Served: since October 2022	Retired. Executive Vice President, Head of Strategy, Analytics and Market Readiness, Fidelity Investments (April 2020 – June 2021); Executive Vice President, Head of Broker Dealer Business, Fidelity Investments (July 2017 – March 2020).	122	Assumption University (Trustee) (2011 – 2021) and (2022 – present); Big Sister Association of Greater Boston (Director) (2016 – 2023).
KRISTI L. ROWSELL c/o SPDR Series Trust One Iron Street Boston, MA 02210 1966	Independent Trustee	Term Unlimited Served: since October 2022	Partner and President, Harris Associates (2010 – 2021).	122
Harris Associates
Investment Trust (8
portfolios) (Trustee)
(2010 – present); Board
of Governors,
Investment Company
Institute (Member) (2018
– present); Habitat for
Humanity Chicago
(Director) (2015 –
present).

38

Name, Address and Year of Birth	Position(s) With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
INTERESTED TRUSTEES
JAMES E. ROSS* c/o SPDR Series Trust One Iron Street Boston, MA 02210 1965	Interested Trustee	Term: Unlimited Served: since April 2010
President, Winnisquam
Capital LLC (December
2022 – present);
Non-Executive
Chairman, Fusion
Acquisition Corp II
(February 2020 –
present); Non-Executive
Chairman, Fusion
Acquisition Corp. (June
2020 – September
2021); Retired Chairman
and Director, SSGA
Funds Management, Inc.
(2005 – March 2020);
Retired Executive Vice
President, State Street
Global Advisors (2012 –
March 2020); Retired
Chief Executive Officer
and Manager, State
Street Global Advisors
Funds Distributors, LLC
(May 2017 – March
2020); Director, State
Street Global Markets,
LLC (2013 – April 2017);
President, SSGA Funds
Management, Inc. (2005
– 2012); Principal, State
Street Global Advisors
(2000 – 2005).
				133
Investment Managers
Series Trust (50
Portfolios) (2022 –
present); The Select
Sector SPDR Trust (11
portfolios) (2005 –
present); SSGA SPDR
ETFs Europe I plc
(Director) (2016 – 2020);
SSGA SPDR ETFs
Europe II plc (Director)
(2016 – 2020); State
Street Navigator
Securities Lending Trust
(2016 – 2020); SSGA
Funds (2014 – 2020);
State Street Institutional
Investment Trust (2007
–2020); State Street
Master Funds (2007
–2020); Elfun Funds
(2016 –2018).

GUNJAN CHAUHAN** c/o SPDR Series Trust One Iron Street Boston, MA 02210 1982	Interested Trustee	Term Unlimited Served: since October 2022	Senior Managing Director, State Street Global Advisors (April 2018 – Present); Managing Director, State Street Global Advisors (June 2015– March 2018).	122	State Street ICAV (Director) (2018 – 2022).
†
For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser, which includes series of the SPDR Series Trust, SSGA Active Trust and SPDR Index Shares Funds.
*
Mr. Ross is an Interested Trustee because of his ownership interest in an affiliate of the Adviser. Mr. Ross previously served as an Interested Trustee from November 2005 to December 2009.
**
Ms. Chauhan is an Interested Trustee because of her position with an affiliate of the Adviser.
39

OFFICERS
Name, Address and Year of Birth	Position(s) With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
ANN M. CARPENTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1966	President and Principal Executive Officer; Deputy Treasurer	Term: Unlimited Served: since May 2023 (with respect to President and Principal Executive Officer); Term: Unlimited Served: since February 2016 (with respect to Deputy Treasurer)	Chief Operating Officer, SSGA Funds Management, Inc. (April 2005 - present)*; Managing Director, State Street Global Advisors (April 2005 - present).*
BRUCE S. ROSENBERG SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1961	Treasurer and Principal Financial Officer	Term: Unlimited Served: since February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 - present); Director, Credit Suisse (April 2008 - July 2015).
CHAD C. HALLETT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Deputy Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 - present).
MICHAEL P. RILEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Vice President	Term: Unlimited Served: since February 2005	Managing Director, State Street Global Advisors (2005 - present).*
SEAN O'MALLEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Chief Legal Officer	Term: Unlimited Served: since August 2019	Senior Vice President and Deputy General Counsel, State Street Global Advisors (November 2013 - present).
DAVID URMAN SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1985	Secretary	Term: Unlimited Served: since August 2019
Vice President and Senior Counsel, State Street Global
Advisors (April 2019 - present); Vice President and
Counsel, State Street Global Advisors (August 2015 -
April 2019); Associate, Ropes & Gray LLP (November
2012 - August 2015).

DAVID BARR SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1974	Assistant Secretary	Term: Unlimited Served: since November 2020	Vice President and Senior Counsel, State Street Global Advisors (October 2019 - present); Vice President and Counsel, Eaton Vance Corp. (October 2010 - October 2019).
E. GERARD MAIORANA, JR. SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1971	Assistant Secretary	Term: Unlimited Served: since May 2023	Assistant Vice President, State Street Global Advisors (July 2014 - present).
DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1968	Deputy Treasurer	Term: Unlimited Served: since November 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 - present); Senior Vice President, John Hancock Investments (September 2007 - May 2016).
ARTHUR A. JENSEN SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 1966	Deputy Treasurer	Term: Unlimited Served: since August 2017	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2016 - present); Mutual Funds Controller, GE Asset Management Incorporated (April 2011 - July 2016).
40

Name, Address and Year of Birth	Position(s) With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
DAVID LANCASTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1971	Assistant Treasurer	Term: Unlimited Served: since November 2020	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2017 - present); Assistant Vice President, State Street Bank and Trust Company (November 2011 - July 2017).*
JOHN BETTENCOURT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1976	Assistant Treasurer	Term: Unlimited Served: since May 2022	Vice President, State Street Global Advisors and SSGA Funds Management Inc. (March 2020 – present); Assistant Vice President, State Street Global Advisors (June 2007 – March 2020).
BRIAN HARRIS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1973	Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer	Term: Unlimited Served: since November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 - present).*
*
Served in various capacities and/or with various affiliated entities during the noted time period.
INDIVIDUAL TRUSTEE QUALIFICATIONS
The Board has concluded that each of the Trustees should serve on the Board because of his or her ability to review and understand information about the Funds provided to him or her by management, to identify and request other information he or she may deem relevant to the performance of his or her duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise his or her business judgment in a manner that serves the best interests of each Fund's shareholders. The Board has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.
The Board has concluded that Mr. Verboncoeur should serve as Trustee because of the experience he gained serving as the Chief Executive Officer of a large financial services and investment management company, his knowledge of the financial services industry and his experience serving on the boards of other investment companies. Mr. Verboncoeur was elected to serve as Trustee of the Trust in April 2010.
The Board has concluded that Mr. Churchill should serve as Trustee because of the experience he gained serving as the Head of the Fixed Income Division of one of the nation's leading mutual fund companies and provider of financial services and his knowledge of the financial services industry. Mr. Churchill was elected to serve as Trustee of the Trust in April 2010.
The Board has concluded that Ms. Richer should serve as Trustee because of the experience she gained serving as the Chief Financial Officer of a large financial services and investment management company, her knowledge of the financial services industry and her experience serving on the board of a major educational institution. Ms. Richer was appointed to serve as Trustee of the Trust in July 2018 and elected to serve as Trustee of the Trust in October 2022.
The Board has concluded that Ms. Sponem should serve as Trustee because of the experience she gained serving as the Chief Financial Officer of a large financial services company, her knowledge of the financial services industry and her experience serving on the boards of other investment companies. Ms. Sponem was appointed to serve as Trustee of the Trust in July 2018 and elected to serve as Trustee of the Trust in October 2022.
The Board has concluded that Ms. Clancy should serve as Trustee because of the experience she gained serving as an Executive Vice President of a large financial services company, her knowledge of the financial services industry and her experience serving on the boards of a major educational institution and a charitable foundation. Ms. Clancy was elected to serve as Trustee of the Trust in October 2022.
The Board has concluded that Ms. Rowsell should serve as Trustee because of the experience she gained serving as the President and Chief Financial Officer of a large financial services company, her knowledge of the financial services industry and her experience serving on the boards of a financial services company, a leading association representing regulated investment funds and a charitable foundation. Ms. Clancy was elected to serve as Trustee of the Trust in October 2022.
41

The Board has concluded that Mr. Ross should serve as Trustee because of the experience he has gained in his various roles with the Adviser, his knowledge of the financial services industry, and the experience he has gained serving as Trustee of the Trust since 2005 (Mr. Ross did not serve as Trustee from December 2009 until April 2010).
The Board has concluded that Ms. Chauhan should serve as Trustee because of the experience she has gained in her various roles with an affiliate of the Adviser and her knowledge of the financial services industry. Ms. Chauhan was elected to serve as Trustee of the Trust in October 2022.
In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.
REMUNERATION OF THE TRUSTEES AND OFFICERS
No officer, director or employee of the Adviser, its parent or subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust, SSGA Active Trust and SPDR Index Shares Funds (together with the Trust, the “Trusts”) pay, in the aggregate, each Trustee (other than Ms. Chauhan) an annual fee of $300,000 plus $10,000 per in-person meeting attended and $2,500 for each telephonic or video conference meeting attended.  The Chairman of the Board receives an additional annual fee of $115,000 (prior to January 1, 2023, $75,000) and the Chairman of the Audit Committee receives an additional annual fee of $40,000 (prior to January 1, 2023, $30,000). The Trusts also reimburse each Trustee (other than Ms. Chauhan) for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry seminars and meetings. Trustee fees are allocated between the Trusts and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series.
The table below shows the compensation that the Trustees received during the Trust's fiscal year ended June 30, 2023.
Name of Trustee	Aggregate Compensation from the Trust(1)	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex Paid to Trustees(1)
Independent Trustees:
Carl G. Verboncoeur	$375,889	N/A	N/A	$457,500
Dwight D. Churchill	$326,531	N/A	N/A	$397,500
Clare S. Richer	$293,641	N/A	N/A	$357,500
Sandra G. Sponem	$297,757	N/A	N/A	$362,500
Carolyn M. Clancy(2)	$205,493	N/A	N/A	$250,000
Kristi L. Rowsell(3)	$179,653	N/A	N/A	$218,625
Interested Trustees:
James E. Ross	$297,757	N/A	N/A	$362,500
Gunjan Chauhan(4)	N/A	N/A	N/A	N/A
(1)
The Fund Complex includes SPDR Series Trust, SSGA Active Trust and SPDR Index Shares Funds.
(2)
Trustee was elected to the Board as of October 20, 2022. During the fiscal year ended June 30, 2023, Ms. Clancy received $60,433 from the Fund Complex ($50,453 from the Trust) for her service as a consultant to the Independent Trustees of the Board.
(3)
Trustee was elected to the Board as of October 20, 2022. During the fiscal year ended June 30, 2023, Ms. Rowsell received $96,683 from the Fund Complex ($79,779 from the Trust) for her service as a consultant to the Independent Trustees of the Board.
(4)
Not compensated by the Trust due to Ms. Chauhan's position with an affiliate of the Adviser.
STANDING COMMITTEES
Audit Committee: The Board has an Audit Committee consisting of Messrs. Verboncoeur and Churchill and Mses. Clancy, Richer, Rowsell and Sponem, each of whom is an Independent Trustee. Mr. Churchill serves as Chairman. The Audit Committee meets with the Trust's independent auditors to review and approve the scope and results of their professional
42

services; to review the procedures for evaluating the adequacy of the Trust's accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust's independent auditors. The Audit Committee met four (4) times during the fiscal year ended June 30, 2023.
Trustee Committee: The Board has established a Trustee Committee consisting of Messrs. Verboncoeur and Churchill and Mses. Clancy, Richer, Rowsell and Sponem, each of whom is an Independent Trustee. Mr. Verboncoeur serves as Chairman. The responsibilities of the Trustee Committee are to: 1) nominate Independent Trustees; 2) review on a periodic basis the governance structures and procedures of the Funds; 3) review proposed resolutions and conflicts of interest that may arise in the business of the Funds and may have an impact on the investors of the Funds; 4) select any independent counsel of the independent trustees as well as make determinations as to that counsel's independence; 5) review matters that are referred to the Committee by the Chief Legal Officer or other counsel to the Trust; and 6) provide general oversight of the Funds on behalf of the investors of the Funds. The Trustee Committee does not have specific procedures in place with respect to the consideration of nominees recommended by security holders, but may consider such nominees in the event that one is recommended. The Trustee Committee met four (4) times during the fiscal year ended June 30, 2023.
OWNERSHIP OF FUND SHARES
As of December 31, 2022, neither the Independent Trustees nor their immediate family members owned beneficially or of record any securities in the Adviser, Sub-Adviser, Principal Underwriter or any person directly or indirectly controlling, controlled by, or under common control with the Adviser, Sub-Adviser or Principal Underwriter.
The following table shows, as of December 31, 2022, the amount of equity securities beneficially owned by the Trustees in the Trust.
Name of Trustee	Fund	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Independent Trustees:
Carl G. Verboncoeur	SPDR S&P Dividend ETF	$10,001 - $50,000	$50,001 - $100,000
	SPDR S&P Kensho New Economies Composite ETF	$10,001 - $50,000
	SPDR S&P 600 Small Cap Value ETF	$10,001 - $50,000
Dwight D. Churchill	SPDR Nuveen Bloomberg High Yield Municipal Bond ETF	Over $100,000	Over $100,000
	SPDR Portfolio Intermediate Term Treasury ETF	Over $100,000
	SPDR Portfolio Short Term Corporate Bond ETF	Over $100,000
	SPDR S&P 500 ESG ETF	Over $100,000
Clare S. Richer	SPDR Portfolio S&P 500 Value ETF	Over $100,000	Over $100,000
	SPDR S&P Kensho New Economies Composite ETF	$50,001 - $100,000
Sandra G. Sponem	SPDR S&P Kensho New Economies Composite ETF	Over $100,000	Over $100,000
Carolyn M. Clancy	SPDR Portfolio S&P 500 Value ETF	Over $100,000	Over $100,000
	SPDR S&P Dividend ETF	$10,001-$50,000
Kristi L. Rowsell	SPDR Bloomberg 1-10 Yr TIPS ETF	$50,001-$100,000	Over $100,000
Interested Trustees:
James E. Ross	SPDR Dow Jones REIT ETF	$10,001 - $50,000	Over $100,000
	SPDR Nuveen Bloomberg High Yield Municipal Bond ETF	$50,001-$100,000
	SPDR Portfolio S&P 400 Mid Cap ETF	$10,001 - $50,000
	SPDR Portfolio S&P 500 ETF	Over $100,000
	SPDR S&P 400 Mid Cap Growth ETF	$50,001 - $100,000
	SPDR S&P 600 Small Cap Growth ETF	$10,001 - $50,000
	SPDR S&P Biotech ETF	$1 - $10,000
Gunjan Chauhan	None	None	None
CODES OF ETHICS
The Trust, the Adviser (which includes applicable reporting personnel of the Distributor) and the Sub-Adviser each have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act, which is designed to prevent affiliated persons of the Trust, the Adviser, the Sub-Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in
43

connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the Codes of Ethics). Each Code of Ethics permits personnel, subject to that Code of Ethics, to invest in securities for their personal investment accounts, subject to certain limitations, including securities that may be purchased or held by the Funds.
There can be no assurance that the Codes of Ethics will be effective in preventing such activities. Each Code of Ethics, filed as exhibits to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC's website at https://www.sec.gov.
PROXY VOTING POLICIES
The Board has delegated the responsibility to vote proxies on securities held by the Funds to the Adviser for all Funds, subject to certain exceptions. Proxy voting for the Municipal Bond ETFs (to the extent applicable) has been delegated to the sub-adviser Nuveen Asset Management, LLC (“Nuveen Asset Management”). The Board has retained authority to vote proxies for certain bank and bank holding company securities (“Bank Securities”) that may be held by one or more Funds from time to time. The Board has adopted the Institutional Shareholder Services, Inc.'s (“ISS”) benchmark proxy voting policy with respect to voting such Bank Securities' proxies. The Board has retained this authority in order to permit the Adviser to utilize exemptions from limitations arising under the Bank Holding Company Act of 1956, as amended, that might otherwise prevent the Adviser from acquiring Bank Securities on behalf of a Fund. Each of the Trust's and the Adviser's proxy voting policy, and ISS' benchmark proxy voting policy is attached as an appendix to this SAI. Information regarding how a Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available: (1) without charge by calling 1-866-787-2257; (2) on the Funds' website at https://www.ssga.com/spdrs; and (3) on the SEC's website at https://www.sec.gov.
PROXY VOTING POLICIES—Municipal Bond ETFs
The Municipal Bond ETFs invest their assets primarily in municipal bonds and cash management securities, which typically do not issue proxies. On rare occasions a Fund may acquire, directly or through a special purpose vehicle, securities of a municipal bond issuer whose bonds the Fund already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring additional securities generally will be to seek to maximize the value of the existing holdings, prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of these activities, Nuveen Asset Management may pursue the Fund's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and/or otherwise influencing the management of the issuer. Nuveen Asset Management does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.
In the rare event that a municipal issuer were to issue a proxy or that a Fund were to receive a proxy issued by a security, Nuveen Asset Management would vote in accordance with its proxy voting policies and procedures and guidelines. Nuveen Asset Management's proxy voting team would oversee the administration of the voting, and coordinate with State Street Global Advisors with respect to reporting and other matters.
DISCLOSURE OF PORTFOLIO HOLDINGS POLICY
The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board must approve all material amendments to this policy. The Funds' portfolio holdings are publicly disseminated each day a Fund is open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of a Fund. The Trust, the Adviser, the Sub-Adviser or State Street will not disseminate non-public information concerning the Trust, except information may be made available prior to its public availability: (i) to a party for a legitimate business purpose related to the day-to-day operations of the Funds, including (a) a service provider, (b) the stock exchanges upon which an ETF is listed, (c) the NSCC, (d) the Depository Trust Company, and (e) financial data/research companies such as Morningstar, Bloomberg L.P., and Reuters, or (ii) to any other party for a legitimate business or regulatory purpose, upon waiver or exception, with the consent of an applicable Trust officer.
44

Investment Advisory and Other Services
THE INVESTMENT ADVISER
SSGA FM acts as investment adviser to the Trust and, subject to the oversight of the Board, is responsible for the investment management of each Fund. As of June 30, 2023, the Adviser managed approximately $849.53 billion in assets. The Adviser's principal address is One Iron Street, Boston, Massachusetts 02210. The Adviser, a Massachusetts corporation, is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. State Street Global Advisors (“SSGA”), consisting of the Adviser and other investment advisory affiliates of State Street Corporation, is the investment management arm of State Street Corporation.
The Adviser serves as investment adviser to each Fund pursuant to an investment advisory agreement (“Investment Advisory Agreement”) between the Trust and the Adviser. The Investment Advisory Agreement, with respect to each Fund, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (1) the Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60 days' notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of a Fund's outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days' notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Under the Investment Advisory Agreement, the Adviser, subject to the oversight of the Board and in conformity with the stated investment policies of each Fund, manages the investment of each Fund's assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund. Pursuant to the Investment Advisory Agreement, the Adviser is not liable for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.
Under the Advisory Agreement, the Adviser performs certain oversight and supervisory functions with respect to Nuveen Asset Management as sub-adviser to the Municipal Bond ETFs, including: (i) conduct periodic analysis and review of the performance by Nuveen Asset Management of its obligations to its funds and provide periodic reports to the Board regarding such performance; (ii) review any changes to Nuveen Asset Management's ownership, management, or personnel responsible for performing their obligations to its funds; and make appropriate reports to the Board (iii) perform periodic due diligence meetings with representatives of Nuveen Asset Management; and (iv) assist the Board and management of the Trust, as applicable, concerning the initial approval, continued retention or replacement of Nuveen Asset Management as sub-adviser to its funds.
A discussion regarding the basis for the Board's approval of the continuation of the Investment Advisory Agreement regarding the Funds is available in the Trust's Annual Report to Shareholders for the period ended June 30, 2023.
For the services provided to the Funds under the Investment Advisory Agreement, each Fund pays the Adviser monthly fees based on a percentage of each Fund's average daily net assets as set forth in each Fund's Prospectus. The Adviser pays all expenses of each Fund other than the management fee, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), acquired fund fees and expenses, litigation expenses and other extraordinary expenses.
For the past three fiscal years ended June 30, the Funds paid the following amounts to the Adviser:
Fund	2023	2022	2021
SPDR Bloomberg 1-10 Year TIPS ETF	$2,116,926	$1,778,158	$853,681
SPDR Bloomberg 1-3 Month T-Bill ETF	$33,963,335	$19,097,238	$17,677,682
SPDR Bloomberg 3-12 Month T-Bill ETF(1)	$1,184,375	$32,333	$11,930
SPDR Bloomberg Convertible Securities ETF	$16,402,237	$23,282,058	$24,279,419
SPDR Bloomberg Emerging Markets USD Bond ETF(2)	$312,064	$398,381	$83,826
SPDR Bloomberg High Yield Bond ETF	$32,268,119	$32,739,120	$46,255,063
SPDR Bloomberg Investment Grade Floating Rate ETF	$4,379,155	$4,070,065	$3,640,092
SPDR Bloomberg Short Term High Yield Bond ETF	$14,137,279	$16,900,088	$15,306,223
45

Fund	2023	2022	2021
SPDR Dow Jones REIT ETF	$3,853,876	$4,897,861	$3,574,308
SPDR FactSet Innovative Technology ETF	$470,481	$1,147,608	$1,476,288
SPDR Global Dow ETF	$548,136	$505,415	$431,062
SPDR ICE Preferred Securities ETF	$4,558,573	$5,957,037	$5,955,327
SPDR MarketAxess Investment Grade 400 Corporate Bond ETF(3)	$55,424	$13,101	N/A
SPDR MSCI USA StrategicFactors ETF	$1,360,273	$1,447,433	$1,262,767
SPDR Nuveen Bloomberg High Yield Municipal Bond ETF	$6,891,466	$6,275,371	$4,923,239
SPDR Nuveen Bloomberg Municipal Bond ETF(4)	$8,492,727	$9,535,482	$9,588,681
SPDR Nuveen Bloomberg Short Term Municipal Bond ETF	$9,141,937	$9,967,659	$8,844,101
SPDR NYSE Technology ETF	$1,439,283	$2,208,364	$2,112,261
SPDR Portfolio Aggregate Bond ETF(5)	$1,919,879	$1,945,527	$2,203,822
SPDR Portfolio Corporate Bond ETF	$157,778	$110,439	$177,098
SPDR Portfolio High Yield Bond ETF	$893,959	$573,227	$273,307
SPDR Portfolio Intermediate Term Corporate Bond ETF	$2,439,453	$3,033,848	$4,360,180
SPDR Portfolio Intermediate Term Treasury ETF	$2,478,665	$2,040,867	$1,707,254
SPDR Portfolio Long Term Corporate Bond ETF	$247,686	$480,880	$641,322
SPDR Portfolio Long Term Treasury ETF	$3,633,132	$2,917,524	$1,714,604
SPDR Portfolio Mortgage Backed Bond ETF(6)	$1,615,623	$1,659,103	$1,537,306
SPDR Portfolio S&P 1500 Composite Stock Market ETF	$1,719,810	$1,694,724	$1,273,414
SPDR Portfolio S&P 400 Mid Cap ETF	$2,797,118	$2,507,546	$1,774,467
SPDR Portfolio S&P 500 ETF	$4,588,400	$3,930,163	$2,401,004
SPDR Portfolio S&P 500 Growth ETF	$5,833,237	$5,551,178	$3,842,622
SPDR Portfolio S&P 500 High Dividend ETF	$5,173,933	$4,063,859	$1,899,309
SPDR Portfolio S&P 500 Value ETF	$5,741,236	$5,272,635	$3,222,509
SPDR Portfolio S&P 600 Small Cap ETF	$2,415,855	$2,157,350	$1,633,485
SPDR Portfolio Short Term Corporate Bond ETF	$3,042,497	$4,078,700	$5,040,828
SPDR Portfolio Short Term Treasury ETF	$2,623,884	$2,202,147	$1,862,763
SPDR Portfolio TIPS ETF	$2,703,845	$3,896,930	$2,645,219
SPDR Russell 1000 Low Volatility Focus ETF	$1,134,436	$1,166,399	$976,781
SPDR Russell 1000 Momentum Focus ETF	$501,268	$627,967	$555,965
SPDR Russell 1000 Yield Focus ETF	$1,653,688	$1,458,357	$984,003
SPDR S&P 1500 Momentum Tilt ETF	$91,457	$106,251	$95,953
SPDR S&P 1500 Value Tilt ETF	$264,186	$290,549	$92,792
SPDR S&P 400 Mid Cap Growth ETF	$2,535,270	$2,537,276	$2,632,235
SPDR S&P 400 Mid Cap Value ETF	$3,246,003	$2,450,189	$2,193,414
SPDR S&P 500 Fossil Fuel Reserves Free ETF(7)	$2,501,951	$2,543,956	$1,994,932
SPDR S&P 600 Small Cap Growth ETF	$3,404,484	$3,409,068	$2,908,292
SPDR S&P 600 Small Cap Value ETF	$5,898,654	$6,158,126	$4,498,675
SPDR S&P Aerospace & Defense ETF	$4,785,857	$4,561,430	$4,474,883
SPDR S&P Bank ETF	$6,195,952	$10,926,856	$9,085,863
SPDR S&P Biotech ETF	$25,809,180	$23,448,768	$23,434,290
SPDR S&P Capital Markets ETF	$375,509	$680,210	$197,510
SPDR S&P Dividend ETF	$79,092,441	$71,363,902	$60,276,980
SPDR S&P Health Care Equipment ETF	$1,584,018	$2,243,322	$2,411,614
SPDR S&P Health Care Services ETF	$412,328	$501,177	$449,977
SPDR S&P Homebuilders ETF	$3,382,073	$6,091,660	$5,232,560
SPDR S&P Insurance ETF	$1,770,258	$1,699,383	$1,568,208
SPDR S&P Internet ETF	$81,971	$156,786	$199,898
SPDR S&P Kensho Clean Power ETF	$1,512,716	$1,487,832	$1,030,165
SPDR S&P Kensho Final Frontiers ETF	$79,174	$93,233	$71,838
SPDR S&P Kensho Future Security ETF	$132,926	$123,574	$92,533
SPDR S&P Kensho Intelligent Structures ETF	$125,743	$215,744	$121,928
SPDR S&P Kensho New Economies Composite ETF	$3,320,831	$3,822,510	$3,380,854
SPDR S&P Kensho Smart Mobility ETF	$291,285	$684,777	$569,346
46

Fund	2023	2022	2021
SPDR S&P Metals & Mining ETF	$7,119,348	$8,046,945	$4,054,108
SPDR S&P Oil & Gas Equipment & Services ETF	$1,129,627	$743,065	$465,055
SPDR S&P Oil & Gas Exploration & Production ETF	$14,349,839	$15,034,619	$9,751,912
SPDR S&P Pharmaceuticals ETF	$759,795	$767,406	$899,471
SPDR S&P Regional Banking ETF	$10,468,023	$16,800,115	$9,968,681
SPDR S&P Retail ETF	$1,363,923	$2,639,851	$2,086,877
SPDR S&P Semiconductor ETF	$4,237,026	$4,302,180	$2,799,610
SPDR S&P Software Services ETF	$782,898	$1,499,754	$1,387,045
SPDR S&P Telecom ETF	$225,887	$268,939	$249,467
SPDR S&P Transportation ETF	$1,239,207	$2,516,666	$1,593,356
(1)
The Fund commenced operations on September 23, 2020.
(2)
The Fund commenced operations on April 7, 2021.
(3)
The Fund commenced operations on May 12, 2022. For the fiscal years ended June 30, 2023 and June 30, 2022, the Adviser reimbursed the Fund in the amount of $12,317 and $2,911, respectively.
(4)
For the fiscal years ended June 30, 2023, June 30, 2022 and June 30, 2021, the Adviser reimbursed the Fund in the amounts of $0, $0 and $1,711,778, respectively.
(5)
For the fiscal years ended June 30, 2023, June 30, 2022 and June 30, 2021, the Adviser reimbursed the Fund in the amounts of $185,588, $343,710 and $431,967, respectively.
(6)
For the fiscal years ended June 30, 2023, June 30, 2022 and June 30, 2021, the Adviser reimbursed the Fund in the amounts of $278,695, $323,525 and $243,270, respectively.
(7)
For the fiscal years ended June 30, 2023, June 30, 2022 and June 30, 2021, the Adviser reimbursed the Fund in the amounts of $0, $0 and $282,328, respectively.
From time to time, the Adviser may waive all or a portion of its fee. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse expenses in an amount equal to any acquired fund fees and expenses (excluding holdings in acquired funds for cash management purposes, if any) for each Fund until October 31, 2024. Additionally, the Adviser has contractually agreed to waive a portion of the SPDR MarketAxess Investment Grade 400 Corporate Bond ETF's management fee and/or reimburse certain expenses, until October 31, 2024, so that the net annual Fund operating expenses, before application of any fees and expenses not paid by the Adviser pursuant to the Investment Advisory Agreement, if any, are limited to 0.07% of the Fund's average daily net assets. Each waiver and/or reimbursement does not provide for the recoupment by the Adviser of any fees the Adviser previously waived. The Adviser may continue each waiver and/or reimbursement from year to year, but there is no guarantee that the Adviser will do so and each waiver and/or reimbursement may be cancelled or modified at any time after October 31, 2024. Each waiver and/or reimbursement may not be terminated prior to October 31, 2024 except with the approval of the Board.
Participating Affiliates. The Adviser has entered into personnel-sharing arrangements with each of State Street Global Advisors Limited (SSGA LTD) and SSGA Singapore, each an affiliate of the Adviser. SSGA LTD is an indirect wholly-owned subsidiary of State Street Global Advisors, Inc. (“SSGA, Inc.”) and SSGA Singapore is a direct wholly-owned subsidiary of SSGA, Inc. SSGA, Inc. is a wholly-owned subsidiary of State Street Corporation. Pursuant to the personnel-sharing arrangements, certain employees of SSGA LTD and SSGA Singapore, as “participating affiliates,” serve as “associated persons” of the Adviser, and, in this capacity, are subject to the oversight of the Adviser and its Chief Compliance Officer. These associated persons may, on behalf of the Adviser, provide discretionary investment management services (including portfolio management and trading services), research and related services to the SPDR Bloomberg Emerging Markets USD Bond ETF in accordance with the investment objectives, policies and limitations set forth in the prospectus and SAI. Unlike the Adviser, neither SSGA LTD nor SSGA Singapore is registered as an investment adviser with the SEC. Each personnel-sharing arrangement is based on no-action letters of the staff of the SEC that permit SEC-registered investment advisers to rely on and use the resources of advisory affiliates, subject to certain conditions. Prior to March 31, 2023, SSGA LTD was a registered investment adviser with the SEC, and provided investment sub-advisory services to the SPDR Bloomberg Emerging Markets USD Bond ETF. As of June 30, 2023, SSGA LTD managed approximately $372.7 billion in assets. SSGA LTD's principal business address is 20 Churchill Place, Canary Wharf, London E14 5HJ, United Kingdom. As of June 30, 2023, SSGA Singapore managed approximately $3.74 billion in assets. SSGA Singapore's principal business address is 168 Robinson Road, #33-01 Capital Tower, Singapore 068912.
47

Pursuant to the Advisory Agreement between the Funds and the Adviser, the Adviser is authorized to engage one or more sub-advisers for the performance of any of the services contemplated to be rendered by the Adviser. The Adviser has engaged the following sub-adviser.
INVESTMENT SUB-ADVISER—Municipal Bond ETFs
The Adviser has retained Nuveen Asset Management as sub-adviser, to be responsible for the day-to-day management of the Municipal Bond ETFs' investments, subject to supervision of the Adviser and oversight by the Board. The Adviser provides administrative, compliance and general management services to the Municipal Bond ETFs. Nuveen Asset Management offers advisory and investment management services to a broad range of mutual fund clients and has extensive experience in managing municipal securities. As of June 30, 2023, Nuveen Asset Management managed approximately $252.7 billion in assets. Nuveen Asset Management's principal business address is 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Asset Management is a subsidiary of Nuveen Fund Advisors, LLC, which is a subsidiary of Nuveen, LLC (“Nuveen”).
Nuveen is the asset management division of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a leading financial services provider that provides a wide range of financial solutions, including investing, advice and education, and retirement services. TIAA was originally founded in 1918 by the Carnegie Foundation for the Advancement of Teaching.
In accordance with the Sub-Advisory Agreement between the Adviser and Nuveen Asset Management, the Adviser pays Nuveen Asset Management an annual investment sub-advisory fee equal to 45% of the advisory fees paid by the Municipal Bond ETFs to the Adviser after deducting the payments to fund service providers and fund expenses. For the past three fiscal years ended June 30, the Adviser paid the following amounts to Nuveen Asset Management for its services:
Fund	2023	2022	2021
SPDR Nuveen Bloomberg High Yield Municipal Bond ETF	$2,875,026	$2,395,691	$1,879,021
SPDR Nuveen Bloomberg Municipal Bond ETF	$3,425,548	$3,500,202	$2,792,690
SPDR Nuveen Bloomberg Short Term Municipal Bond ETF	$3,631,309	$3,667,879	$3,047,307
A discussion regarding the basis for the Board's approval of the Sub-Advisory Agreement is available in the Trust's Annual Report to Shareholders for the period ending June 30, 2023.
PORTFOLIO MANAGERS
The Adviser manages the Funds and Nuveen Asset Management manages the Municipal Bond ETFs using a team of investment professionals. The professionals primarily responsible for the day-to-day portfolio management of each Fund are:
Portfolio Management Team	Fund
Karl Schneider and Juan Acevedo	SPDR S&P 400 Mid Cap Growth ETF SPDR S&P 400 Mid Cap Value ETF
Karl Schneider and David Chin	SPDR S&P 600 Small Cap Growth ETF SPDR S&P 600 Small Cap Value ETF
Karl Schneider and Raymond Donofrio	SPDR S&P Biotech ETF SPDR S&P Health Care Services ETF SPDR S&P Homebuilders ETF SPDR S&P Insurance ETF SPDR S&P Internet ETF SPDR S&P Metals & Mining ETF
Karl Schneider and Michael Finocchi	SPDR FactSet Innovative Technology ETF SPDR S&P Telecom ETF SPDR S&P Transportation ETF
Karl Schneider and Lisa Hobart	SPDR Dow Jones REIT ETF
48

Portfolio Management Team	Fund
Karl Schneider and Ted Janowsky	SPDR S&P Retail ETF
Karl Schneider, Ted Janowsky and Kala O'Donnell	SPDR S&P Bank ETF
Karl Schneider, Thomas Coleman and Raymond Donofrio	SPDR S&P Software & Services ETF SPDR S&P Oil & Gas Equipment & Services ETF
Karl Schneider and Mark Krivitsky	SPDR Portfolio S&P 400 Mid Cap ETF SPDR Portfolio S&P 500 Value ETF SPDR Portfolio S&P 500 Growth ETF
Karl Schneider and John Law
SPDR MSCI USA StrategicFactors ETF
SPDR Portfolio S&P 500 ETF
SPDR Portfolio S&P 500 High Dividend ETF
SPDR Russell 1000 Yield Focus ETF
SPDR S&P 1500 Momentum Tilt ETF
SPDR S&P 1500 Value Tilt ETF
SPDR S&P 500 Fossil Fuel Reserves Free ETF

Karl Schneider and Kathleen Morgan	SPDR Global Dow ETF SPDR NYSE Technology ETF SPDR Portfolio S&P 1500 Composite Stock Market ETF
Karl Schneider and Kala O'Donnell	SPDR S&P Health Care Equipment ETF SPDR S&P Capital Markets ETF SPDR S&P Regional Banking ETF SPDR S&P Semiconductor ETF
Karl Schneider and Emiliano Rabinovich	SPDR Russell 1000 Low Volatility Focus ETF SPDR Russell 1000 Momentum Focus ETF SPDR S&P Dividend ETF
Karl Schneider and Keith Richardson	SPDR S&P Aerospace & Defense ETF SPDR S&P Pharmaceuticals ETF
Karl Schneider, Amy Scofield and Michael Finocchi	SPDR ICE Preferred Securities ETF
Karl Schneider and Olga Winner	SPDR S&P Oil & Gas Exploration & Production ETF
Karl Schneider and Teddy Wong	SPDR Portfolio S&P 600 Small Cap ETF
Todd Bean and Sean Lussier	SPDR Bloomberg 1-3 Month T-Bill ETF SPDR Bloomberg 3-12 Month T-Bill ETF
Cynthia Moy and James Kramer	SPDR Bloomberg 1-10 Year TIPS ETF SPDR Portfolio TIPS ETF
Joanna Madden and Cynthia Moy	SPDR Portfolio Intermediate Term Treasury ETF SPDR Portfolio Long Term Treasury ETF SPDR Portfolio Short Term Treasury ETF
Marc DiCosimo, Michael Przygoda and Joanna Madden	SPDR Portfolio Aggregate Bond ETF
Marc DiCosimo and Michael Przygoda	SPDR Portfolio Mortgage Backed Bond ETF
Michael Brunell and Christopher DiStefano	SPDR Bloomberg Convertible Securities ETF
Michael Brunell, Frank Miethe and Christopher DiStefano	SPDR Portfolio Corporate Bond ETF
Michael Brunell, Kyle Kelly and Bradley Sullivan	SPDR Bloomberg High Yield Bond ETF SPDR Bloomberg Short Term High Yield Bond ETF SPDR Portfolio High Yield Bond ETF
49

Portfolio Management Team	Fund
Timothy T. Ryan and Joel H. Levy	Municipal Bond ETFs
David Marchetti, Christopher DiStefano and Frank Miethe	SPDR Bloomberg Investment Grade Floating Rate ETF SPDR Portfolio Intermediate Term Corporate Bond ETF SPDR Portfolio Long Term Corporate Bond ETF SPDR Portfolio Short Term Corporate Bond ETF
Mark Krivitsky and Kathleen Morgan	SPDR S&P Kensho Clean Power ETF SPDR S&P Kensho Smart Mobility ETF
Mark Krivitsky and Kala O'Donnell	SPDR S&P Kensho Intelligent Structures ETF SPDR S&P Kensho New Economies Composite ETF
Kathleen Morgan and Kala O'Donnell	SPDR S&P Kensho Final Frontiers ETF SPDR S&P Kensho Future Security ETF
James Kramer, Joanna Madden, Jennifer Taylor and Kheng Siang Ng	SPDR Bloomberg Emerging Markets USD Bond ETF
David Marchetti, Frank Miethe and Bradley Sullivan	SPDR MarketAxess Investment Grade 400 Corporate Bond ETF
All ETFs except Municipal Bond ETFs: The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.
Other Accounts Managed as of June 30, 2023
Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)*	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)*	Other Accounts	Assets Managed (billions)*	Total Assets Managed (billions)
Karl Schneider	76	$794.20	365	$754.97	529	$516.38	$2,065.55
Juan Acevedo	76	$794.20	365	$754.97	529	$516.38	$2,065.55
David Chin	76	$794.20	365	$754.97	529	$516.38	$2,065.55
Thomas Coleman	76	$794.20	365	$754.97	529	$516.38	$2,065.55
Raymond Donofrio	76	$794.20	365	$754.97	529	$516.38	$2,065.55
Michael Finocchi	76	$794.20	365	$754.97	529	$516.38	$2,065.55
Lisa Hobart	76	$794.20	365	$754.97	529	$516.38	$2,065.55
Ted Janowsky	76	$794.20	365	$754.97	529	$516.38	$2,065.55
Mark Krivitsky	76	$794.20	365	$754.97	529	$516.38	$2,065.55
John Law	76	$794.20	365	$754.97	529	$516.38	$2,065.55
Kathleen Morgan	76	$794.20	365	$754.97	529	$516.38	$2,065.55
Kala O'Donnell	76	$794.20	365	$754.97	529	$516.38	$2,065.55
Emiliano Rabinovich	76	$794.20	365	$754.97	529	$516.38	$2,065.55
Keith Richardson	76	$794.20	365	$754.97	529	$516.38	$2,065.55
Amy Scofield	76	$794.20	365	$754.97	529	$516.38	$2,065.55
Olga Winner	76	$794.20	365	$754.97	529	$516.38	$2,065.55
Teddy Wong	76	$794.20	365	$754.97	529	$516.38	$2,065.55
Todd Bean	16	$180.52	17	$106.23	74	$103.60	$390.35
Sean Lussier	16	$180.52	17	$106.23	74	$103.60	$390.35
Michael Brunell	19	$25.72	140	$179.07	163	$108.58	$313.37
Marc DiCosimo	19	$25.72	140	$179.07	163	$108.58	$313.37
Christopher DiStefano	19	$25.72	140	$179.07	163	$108.58	$313.37
Kyle Kelly	19	$25.72	140	$179.07	163	$108.58	$313.37
James Kramer	19	$25.72	140	$179.07	163	$108.58	$313.37
Joanna Madden	19	$25.72	140	$179.07	163	$108.58	$313.37
50

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)*	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)*	Other Accounts	Assets Managed (billions)*	Total Assets Managed (billions)
David Marchetti	19	$25.72	140	$179.07	163	$108.58	$313.37
Frank Miethe	19	$25.72	140	$179.07	163	$108.58	$313.37
Cynthia Moy	19	$25.72	140	$179.07	163	$108.58	$313.37
Michael Przygoda	19	$25.72	140	$179.07	163	$108.58	$313.37
Bradley Sullivan	19	$25.72	140	$179.07	163	$108.58	$313.37
Jennifer Taylor**	0	$0	3	$0.97	5	$7.40	$8.37
Kheng Siang Ng***	3	$0.33	2	$3.40	0	$0	$3.73
*
There are no performance-based fees associated with these accounts.
**
Ms. Taylor is part of SSGA LTD and provides portfolio management services to the SPDR Bloomberg Emerging Markets USD Bond ETF through a personnel-sharing arrangement between the Adviser and SSGA LTD.
***
Mr. Ng is part of State Street Global Advisors Singapore Limited (“SSGA Singapore”) and provides portfolio management services to the SPDR Bloomberg Emerging Markets USD Bond ETF through a personnel-sharing arrangement between the Adviser and SSGA Singapore.
None of the portfolio managers listed above beneficially owned Shares as of June 30, 2023, except as noted in the table below:
Portfolio Manager	Fund	Dollar Range of Trust Shares Beneficially Owned
Marc DiCosimo	SPDR Portfolio Aggregate Bond ETF	$10,001 - $50,000
Christopher DiStefano	SPDR Bloomberg Convertible Securities ETF	$10,001 - $50,000
Frank Miethe	SPDR MarketAxess Investment Grade 400 Corporate Bond ETF	$1 - $10,000
	SPDR Portfolio Intermediate Term Corporate Bond ETF	$1 - $10,000
Karl Schneider	SPDR S&P Dividend ETF	$10,001 - $50,000
Bradley Sullivan	SPDR Bloomberg Short Term High Yield Bond ETF	$10,001 - $50,000
Teddy Wong	SPDR Portfolio S&P 600 Small Cap ETF	$50,001 - $100,000
Conflicts of Interest. A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager's execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.
Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of a portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally allocate to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.
A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees—the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee, as applicable. Another potential conflict may arise when the portfolio manager has a personal investment in one or more accounts that participate in transactions with other accounts. His or her personal investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates have processes
51

and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation. With respect to conflicts arising from personal investments, all employees, including portfolio managers, must comply with personal trading controls established by each of the Adviser's and Trust's Code of Ethics.
SSGA's culture is complemented and reinforced by a total rewards strategy that is based on a pay for performance philosophy which seeks to offer a competitive pay mix of base salary, benefits, cash incentives and deferred compensation.
Salary is based on a number of factors, including external benchmarking data and market trends, and performance both at the business and individual level. SSGA's Global Human Resources department regularly participates in compensation surveys in order to provide SSGA with market-based compensation information that helps support individual pay decisions.
Additionally, subject to State Street and SSGA business results, an incentive pool is allocated to SSGA to reward its employees. The size of the incentive pool for most business units is based on the firm's overall profitability and other factors, including performance against risk-related goals. For most SSGA investment teams, SSGA recognizes and rewards performance by linking annual incentive decisions for investment teams to the firm's or business unit's profitability and business unit investment performance over a multi-year period.
Incentive pool funding for most active investment teams is driven in part by the post-tax investment performance of fund(s) managed by the team versus the return levels of the benchmark index(es) of the fund(s) on a one-, three- and, in some cases, five-year basis. For most active investment teams, a material portion of incentive compensation for senior staff is deferred over a four-year period into the SSGA Long-Term Incentive (“SSGA LTI”) program. For these teams, The SSGA LTI program indexes the performance of these deferred awards against the post-tax investment performance of fund(s) managed by the team. This is intended to align our investment team's compensation with client interests, both through annual incentive compensation awards and through the long-term value of deferred awards in the SSGA LTI program.
For the index equity investment team, incentive pool funding is driven in part by the post-tax 1 and 3-year tracking error of the funds managed by the team against the benchmark indexes of the funds.
The discretionary allocation of the incentive pool to the business units within SSGA is influenced by market-based compensation data, as well as the overall performance of each business unit. Individual compensation decisions are made by the employee's manager, in conjunction with the senior management of the employee's business unit. These decisions are based on the overall performance of the employee and, as mentioned above, on the performance of the firm and business unit. Depending on the job level, a portion of the annual incentive may be awarded in deferred compensation, which may include cash and/or Deferred Stock Awards (State Street stock), which typically vest over a four-year period. This helps to retain staff and further aligns SSGA employees' interests with SSGA clients' and shareholders' long-term interests.
SSGA recognizes and rewards outstanding performance by:
•Promoting employee ownership to connect employees directly to the company's success.
•Using rewards to reinforce mission, vision, values and business strategy.
•Seeking to recognize and preserve the firm's unique culture and team orientation.
•Providing all employees the opportunity to share in the success of SSGA.
Municipal Bond ETFs: The following table lists the number and types of other accounts managed by each of the key professionals primarily involved in the day-to-day portfolio management for each Municipal Bond ETF and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.
Other Accounts Managed as of June 30, 2023:
Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)*	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)*	Other Accounts	Assets Managed (billions)*	Total Assets Managed (billions)
Timothy T. Ryan	9	$12.06	0	$0	11	$2.27	$14.33
Joel H. Levy	2	$0.27	0	$0	0	$0	$0.27
*
There are no performance-based fees associated with these accounts.
52

The portfolio managers listed above did not beneficially own any interests of any Fund as of June 30, 2023.
Compensation: Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.
Base salary. A portfolio manager's base salary is determined based upon an analysis of the portfolio manager's general performance, experience and market levels of base pay for such position.
Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager's tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager's tenure is shorter), and management and peer reviews.
Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.
Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management (and certain affiliates), which vest over time and entitle their holders to a percentage of the firms' annual profits. Profits interests are allocated to each portfolio manager based on such person's overall contribution to the firms.
Material Conflicts of Interest: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.
The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.
With respect to many of its clients' accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.
Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.
Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
THE ADMINISTRATOR, SUB-ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT
Administrator: SSGA FM serves as the administrator to each series of the Trust, pursuant to an Administration Agreement dated June 1, 2015 (the “SSGA Administration Agreement”). Pursuant to the SSGA Administration Agreement, SSGA FM is obligated to continuously provide business management services to the Trust and its series and will generally, subject to the general oversight of the Trustees and except as otherwise provided in the SSGA Administration Agreement, manage all of the business and affairs of the Trust.
53

Sub-Administrator, Custodian and Transfer Agent: State Street serves as the sub-administrator to each series of the Trust, pursuant to a Sub-Administration Agreement dated June 1, 2015 (the “Sub-Administration Agreement”). Under the Sub-Administration Agreement, State Street is obligated to provide certain sub-administrative services to the Trust and its series. State Street is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company, and is affiliated with the Adviser. State Street's mailing address is One Congress Street, Boston, Massachusetts 02114.
State Street also serves as Custodian for the Trust's series pursuant to a custodian agreement (“Custodian Agreement”). As Custodian, State Street holds Fund assets, calculates the net asset value of the Shares and calculates net income and realized capital gains or losses. State Street and the Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.
State Street also serves as Transfer Agent for each series of the Trust pursuant to a transfer agency agreement (“Transfer Agency Agreement”).
Compensation: As compensation for its services provided under the SSGA Administration Agreement, SSGA FM shall receive fees for the services, calculated based on the average aggregate net assets of the Trust and SIS, which are accrued daily and paid monthly out of its management fee.
As compensation for its services under the Sub-Administration Agreement, Custodian Agreement and Transfer Agency Agreement, State Street shall receive a fee for the services, calculated based on the average aggregate net assets of the Trust and SIS, which are accrued daily and paid monthly by the Adviser from its management fee. For each series of the Trust and SIS, an annual minimum fee applies. In addition, State Street shall receive global safekeeping and transaction fees, which are calculated on a per-country basis, in-kind creation (purchase) and redemption transaction fees (as described below) and revenue on certain cash balances. State Street may be reimbursed for its out-of-pocket expenses. The Investment Advisory Agreement provides that the Adviser will pay certain operating expenses of the Trust, including the fees due to State Street under the Custodian Agreement and the Transfer Agency Agreement.
Additional Sub-Administration Services: Also under the Sub-Administration Agreement, State Street receives an annual per Fund fee for certain services required in the preparation (including preparing a schedule of quarterly portfolio investments) and filing of Form N-PORT and Form N-CEN with the SEC (“N-PORT Related Services”). Additionally, State Street receives an annual per Fund fee for services regarding certain liquidity analytics (“Liquidity Risk Measurement Services”) under the Sub-Administration Agreement. N-PORT Related Services and Liquidity Risk Measurement Services fees are paid by the Adviser from its management fee.
SECURITIES LENDING ACTIVITIES
The Trust's Board has approved each Fund's participation in a securities lending program. Under the securities lending program, each Fund has retained State Street to serve as the securities lending agent.
54

For the fiscal year ended June 30, 2023, the income earned by each Fund as well as the fees and/or compensation paid by each Fund (in dollars) pursuant to the Master Amended and Restated Securities Lending Authorization Agreement among SPDR Series Trust, SPDR Index Shares Funds and SSGA Active Trust, each on behalf of its respective series, and State Street (the “Securities Lending Authorization Agreement”) were as follows:
	Gross income earned by the Fund from securities lending activities	Fees and/or compensation paid by the Fund for securities lending activities and related services						Aggregate fees and/or compensation paid by the Fund for securities lending activities and related services	Net income from securities lending activities
		Fees paid to State Street from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	Admini- strative fees not included in a revenue split	Indemnifi- cation fees not included in a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split
SPDR Bloomberg 1-10 Year TIPS ETF	$1,743,783	$13,721	$15,582	$0	$0	$1,620,220	$0	$1,649,523	$94,261
SPDR Bloomberg 1-3 Month T-Bill ETF	$23,891,369	$548,061	$177,106	$0	$0	$19,472,696	$0	$20,197,863	$3,693,506
SPDR Bloomberg 3-12 Month T-Bill ETF	$0	$0	$0	$0	$0	$0	$0	$0	$0
SPDR Bloomberg Convertible Securities ETF	$9,671,943	$374,691	$92,227	$0	$0	$6,429,587	$0	$6,896,505	$2,775,438
SPDR Bloomberg Emerging Markets USD Bond ETF	$86,736	$1,590	$733	$0	$0	$72,814	$0	$75,136	$11,600
SPDR Bloomberg High Yield Bond ETF	$28,825,806	$989,624	$260,186	$0	$0	$20,331,040	$0	$21,580,849	$7,244,956
SPDR Bloomberg Investment Grade Floating Rate ETF	$882,329	$9,360	$9,977	$0	$0	$791,822	$0	$811,159	$71,170
SPDR Bloomberg Short Term High Yield Bond ETF	$12,537,554	$450,855	$115,587	$0	$0	$8,610,041	$0	$9,176,483	$3,361,071
SPDR Bloomberg Short Term International Treasury Bond ETF	$0	$0	$0	$0	$0	$0	$0	$0	$0
55

	Gross income earned by the Fund from securities lending activities	Fees and/or compensation paid by the Fund for securities lending activities and related services						Aggregate fees and/or compensation paid by the Fund for securities lending activities and related services	Net income from securities lending activities
		Fees paid to State Street from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	Admini- strative fees not included in a revenue split	Indemnifi- cation fees not included in a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split
SPDR Dow Jones REIT ETF	$726,710	$8,076	$7,113	$0	$0	$653,445	$0	$668,635	$58,075
SPDR FactSet Innovative Technology ETF	$618,502	$41,370	$3,691	$0	$0	$268,655	$0	$313,715	$304,787
SPDR Global Dow ETF	$65,888	$1,839	$564	$0	$0	$49,854	$0	$52,258	$13,630
SPDR ICE Preferred Securities ETF	$2,779,548	$207,130	$21,844	$0	$0	$1,005,221	$0	$1,234,195	$1,545,353
SPDR MarketAxess Investment Grade 400 Corporate Bond ETF	$50,288	$582	$456	$0	$0	$44,725	$0	$45,763	$4,525
SPDR MSCI USA Strategic- Factors ETF	$28,729	$1,732	$210	$0	$0	$12,586	$0	$14,529	$14,200
SPDR Nuveen Bloomberg High Yield Municipal Bond ETF	$0	$0	$0	$0	$0	$0	$0	$0	$0
SPDR Nuveen Bloomberg Municipal Bond ETF	$0	$0	$0	$0	$0	$0	$0	$0	$0
SPDR Nuveen Bloomberg Short Term Municipal Bond ETF	$0	$0	$0	$0	$0	$0	$0	$0	$0
SPDR NYSE Technology ETF	$90,229	$957	$1,070	$0	$0	$80,284	$0	$82,311	$7,918
SPDR Portfolio Aggregate Bond ETF	$12,128,505	$130,843	$119,691	$0	$0	$10,920,585	$0	$11,171,119	$957,387
SPDR Portfolio Corporate Bond ETF	$1,042,817	$17,267	$9,703	$0	$0	$889,152	$0	$916,122	$126,695
56

	Gross income earned by the Fund from securities lending activities	Fees and/or compensation paid by the Fund for securities lending activities and related services						Aggregate fees and/or compensation paid by the Fund for securities lending activities and related services	Net income from securities lending activities
		Fees paid to State Street from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	Admini- strative fees not included in a revenue split	Indemnifi- cation fees not included in a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split
SPDR Portfolio High Yield Bond ETF	$3,227,314	$120,790	$28,825	$0	$0	$2,201,711	$0	$2,351,326	$875,989
SPDR Portfolio Intermediate Term Corporate Bond ETF	$11,158,437	$188,208	$106,134	$0	$0	$9,477,275	$0	$9,771,617	$1,386,820
SPDR Portfolio Intermediate Term Treasury ETF	$7,079,316	$56,905	$69,661	$0	$0	$6,546,060	$0	$6,672,626	$406,690
SPDR Portfolio Long Term Corporate Bond ETF	$616,204	$11,948	$6,146	$0	$0	$511,157	$0	$529,251	$86,953
SPDR Portfolio Long Term Treasury ETF	$13,569,365	$126,403	$125,603	$0	$0	$12,387,299	$0	$12,639,305	$930,060
SPDR Portfolio Mortgage Backed Bond ETF	$0	$0	$0	$0	$0	$0	$0	$0	$0
SPDR Portfolio S&P 1500 Composite Stock Market ETF	$1,763,878	$31,436	$16,106	$0	$0	$1,475,528	$0	$1,523,069	$240,809
SPDR Portfolio S&P 400 Mid Cap ETF	$12,883,550	$315,015	$109,303	$0	$0	$10,114,686	$0	$10,539,004	$2,344,546
SPDR Portfolio S&P 500 ETF	$3,056,888	$37,520	$26,872	$0	$0	$2,716,032	$0	$2,780,424	$276,464
SPDR Portfolio S&P 500 Growth ETF	$92,087	$4,705	$552	$0	$0	$46,870	$0	$52,127	$39,961
SPDR Portfolio S&P 500 High Dividend ETF	$3,039,695	$50,406	$28,113	$0	$0	$2,554,657	$0	$2,633,176	$406,519
SPDR Portfolio S&P 500 Value ETF	$2,198,058	$39,597	$17,772	$0	$0	$1,842,105	$0	$1,899,475	$298,583
SPDR Portfolio S&P 600 Small Cap ETF	$14,251,516	$183,169	$128,060	$0	$0	$12,620,926	$0	$12,932,155	$1,319,361
57

	Gross income earned by the Fund from securities lending activities	Fees and/or compensation paid by the Fund for securities lending activities and related services						Aggregate fees and/or compensation paid by the Fund for securities lending activities and related services	Net income from securities lending activities
		Fees paid to State Street from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	Admini- strative fees not included in a revenue split	Indemnifi- cation fees not included in a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split
SPDR Portfolio Short Term Corporate Bond ETF	$7,595,962	$97,573	$76,815	$0	$0	$6,689,618	$0	$6,864,006	$731,955
SPDR Portfolio Short Term Treasury ETF	$14,618,681	$126,645	$137,714	$0	$0	$13,445,026	$0	$13,709,385	$909,296
SPDR Portfolio TIPS ETF	$5,013,130	$33,229	$48,654	$0	$0	$4,690,619	$0	$4,772,502	$240,628
SPDR Russell 1000 Low Volatility Focus ETF	$191,201	$4,146	$1,759	$0	$0	$151,836	$0	$157,741	$33,460
SPDR Russell 1000 Momentum Focus ETF	$85,489	$1,618	$918	$0	$0	$69,936	$0	$72,472	$13,017
SPDR Russell 1000 Yield Focus ETF	$275,060	$3,707	$2,835	$0	$0	$239,806	$0	$246,348	$28,712
SPDR S&P 1500 Momentum Tilt ETF	$4,623	$92	$39	$0	$0	$3,762	$0	$3,894	$729
SPDR S&P 1500 Value Tilt ETF	$45,496	$1,052	$419	$0	$0	$36,169	$0	$37,641	$7,855
SPDR S&P 400 Mid Cap Growth ETF	$3,182,925	$99,069	$26,169	$0	$0	$2,240,847	$0	$2,366,084	$816,841
SPDR S&P 400 Mid Cap Value ETF	$4,505,819	$117,926	$36,875	$0	$0	$3,584,703	$0	$3,739,504	$766,314
SPDR S&P 500 Fossil Fuel Reserves Free ETF	$20,355	$973	$150	$0	$0	$11,476	$0	$12,598	$7,757
SPDR S&P 600 Small Cap Growth ETF	$5,937,791	$78,178	$57,728	$0	$0	$5,232,409	$0	$5,368,314	$569,476
SPDR S&P 600 Small Cap Value ETF	$10,436,646	$174,905	$93,792	$0	$0	$8,908,225	$0	$9,176,923	$1,259,723
SPDR S&P Aerospace & Defense ETF	$2,792,137	$81,196	$26,174	$0	$0	$2,061,172	$0	$2,168,542	$623,594
58

	Gross income earned by the Fund from securities lending activities	Fees and/or compensation paid by the Fund for securities lending activities and related services						Aggregate fees and/or compensation paid by the Fund for securities lending activities and related services	Net income from securities lending activities
		Fees paid to State Street from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	Admini- strative fees not included in a revenue split	Indemnifi- cation fees not included in a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split
SPDR S&P Bank ETF	$2,680,016	$94,724	$23,151	$0	$0	$1,798,003	$0	$1,915,878	$764,138
SPDR S&P Biotech ETF	$30,202,385	$1,041,895	$262,190	$0	$0	$21,412,266	$0	$22,716,351	$7,486,034
SPDR S&P Capital Markets ETF	$182,212	$5,897	$1,678	$0	$0	$131,941	$0	$139,517	$42,696
SPDR S&P Dividend ETF	$17,846,991	$250,605	$158,941	$0	$0	$15,462,369	$0	$15,871,915	$1,975,076
SPDR S&P Health Care Equipment ETF	$857,863	$37,206	$6,715	$0	$0	$522,190	$0	$566,111	$291,752
SPDR S&P Health Care Services ETF	$346,453	$7,642	$3,414	$0	$0	$275,820	$0	$286,877	$59,576
SPDR S&P Homebuilders ETF	$1,171,871	$12,152	$12,164	$0	$0	$1,056,280	$0	$1,080,596	$91,275
SPDR S&P Insurance ETF	$549,027	$5,477	$6,013	$0	$0	$496,922	$0	$508,412	$40,615
SPDR S&P Internet ETF	$71,336	$2,279	$706	$0	$0	$50,201	$0	$53,185	$18,151
SPDR S&P Kensho Clean Power ETF	$1,522,345	$47,817	$12,862	$0	$0	$1,089,368	$0	$1,150,048	$372,297
SPDR S&P Kensho Final Frontiers ETF	$45,082	$1,382	$402	$0	$0	$32,624	$0	$34,409	$10,673
SPDR S&P Kensho Future Security ETF	$65,246	$1,267	$587	$0	$0	$53,260	$0	$55,113	$10,132
SPDR S&P Kensho Intelligent Structures ETF	$432,772	$46,075	$1,080	$0	$0	$46,496	$0	$93,650	$339,122
SPDR S&P Kensho New Economies Composite ETF	$15,572,149	$1,385,664	$66,489	$0	$0	$3,771,845	$0	$5,223,999	$10,348,150
SPDR S&P Kensho Smart Mobility ETF	$1,361,788	$142,500	$2,580	$0	$0	$94,850	$0	$239,930	$1,121,858
59

	Gross income earned by the Fund from securities lending activities	Fees and/or compensation paid by the Fund for securities lending activities and related services						Aggregate fees and/or compensation paid by the Fund for securities lending activities and related services	Net income from securities lending activities
		Fees paid to State Street from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	Admini- strative fees not included in a revenue split	Indemnifi- cation fees not included in a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split
SPDR S&P Metals & Mining ETF	$5,343,910	$61,552	$53,679	$0	$0	$4,766,398	$0	$4,881,629	$462,281
SPDR S&P Oil & Gas Equipment & Services ETF	$884,312	$8,640	$7,858	$0	$0	$807,622	$0	$824,120	$60,191
SPDR S&P Oil & Gas Exploration & Production ETF	$11,713,793	$302,403	$109,359	$0	$0	$9,063,092	$0	$9,474,854	$2,238,939
SPDR S&P Pharmaceuticals ETF	$1,669,388	$148,530	$6,069	$0	$0	$303,629	$0	$458,228	$1,211,159
SPDR S&P Regional Banking ETF	$2,596,664	$156,917	$17,546	$0	$0	$1,373,055	$0	$1,547,518	$1,049,146
SPDR S&P Retail ETF	$2,809,343	$262,750	$11,974	$0	$0	$764,513	$0	$1,039,236	$1,770,107
SPDR S&P Semiconductor ETF	$2,598,031	$128,849	$19,111	$0	$0	$1,581,556	$0	$1,729,515	$868,515
SPDR S&P Software Services ETF	$1,109,429	$70,226	$7,557	$0	$0	$521,264	$0	$599,046	$510,383
SPDR S&P Telecom ETF	$128,062	$3,398	$1,098	$0	$0	$95,573	$0	$100,070	$27,992
SPDR S&P Transportation ETF	$690,215	$39,285	$5,669	$0	$0	$343,309	$0	$388,263	$301,953
For the fiscal year ended June 30, 2023, State Street, acting as agent of the Funds, provided the following services to the Funds in connection with the Funds' securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) causing the delivery of loaned securities from a Fund to borrowers; (iii) monitoring the value of loaned securities, the value of collateral received, and other lending parameters; (iv) seeking additional collateral, as necessary, from borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Funds; (vi) returning collateral to borrowers; (vii) facilitating substitute dividend, interest, and other distribution payments to the Funds from borrowers; (viii) negotiating the terms of each loan of securities, including but not limited to the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements of the Funds' Securities Lending Authorization Agreement; (ix) selecting securities, including amounts (percentages), to be loaned; (x) recordkeeping and accounting services; and (xi) arranging for return of loaned securities to a Fund in accordance with the terms of the Securities Lending Authorization Agreement.
60

THE DISTRIBUTOR
State Street Global Advisors Funds Distributors, LLC is the principal underwriter and Distributor of Shares. Its principal address is One Iron Street, Boston, Massachusetts 02210. Investor information can be obtained by calling 1-866-787-2257. The Distributor has entered into a distribution agreement (“Distribution Agreement”) with the Trust pursuant to which it distributes Shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under “PURCHASE AND REDEMPTION OF CREATION UNITS.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust. An affiliate of the Distributor may assist Authorized Participants (as defined below) in assembling shares to purchase Creation Units or upon redemption, for which it may receive commissions or other fees from such Authorized Participants. An affiliate of the Distributor also receives compensation from State Street for providing on-line creation and redemption functionality to Authorized Participants through its Fund Connect application.
The Adviser or Distributor, or an affiliate of the Adviser or Distributor, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange-traded products, including the SPDR funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems.
In addition, as of the date of this SAI, the Adviser and/or Distributor had arrangements whereby they may make payments, other than for the educational programs and marketing activities described above, to Pershing LLC (“Pershing”), RBC Capital Markets, LLC (“RBC”), LPL Financial, LLC (“LPL”), and Morgan Stanley Wealth Management, LLC. These amounts, which may be significant, are paid by the Adviser and/or Distributor from their own resources and not from Fund assets. Pursuant to these arrangements, Pershing, RBC and LPL have agreed to offer certain SPDR funds to their customers and not to charge certain of their customers any commissions when those customers purchase or sell shares of certain SPDR funds. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker dealer or intermediary and its clients.
In addition, the Adviser or Distributor, or an affiliate of the Adviser or Distributor, as well as an index provider that is not affiliated with the Adviser or Distributor, may reimburse expenses or make payments from their own assets to other persons in consideration of services, provision of data, or other activities that they believe may benefit the SPDR business or facilitate investment in SPDR funds.
The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, as to a Fund: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days' written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The continuation of the Distribution Agreement and any other related agreements is subject to annual approval of the Board, including by a majority of the Independent Trustees, as described above.
The allocation among the Trust's series of fees and expenses payable under the Distribution Agreement will be made pro rata in accordance with the daily net assets of the respective series.
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit aggregations of Shares. Such Soliciting Dealers may also be Participating Parties (as defined in the “Book Entry Only System” section below) and/or DTC Participants (as defined below).
Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor, and may indemnify Soliciting Dealers and Authorized Participants (as described below) entering into agreements with the Distributor, for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Distribution Agreement or other agreement, as applicable.
61

Brokerage Transactions
All portfolio transactions are placed on behalf of the Funds by the Adviser. Purchases and sales of securities on a securities exchange are affected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over-the-counter orders (e.g., fixed income securities) because the Funds pay a spread which is included in the cost of the security and represents the difference between the dealer's quoted price at which it is willing to sell the security and the dealer's quoted price at which it is willing to buy the security. When a Fund executes an over-the-counter order with an electronic communications network or an alternative trading system, a commission is charged by such electronic communications networks and alternative trading systems as they execute such orders on an agency basis. Securities may be purchased from underwriters at prices that include underwriting fees.
In placing a portfolio transaction, the Adviser seeks to achieve best execution. The Adviser's duty to seek best execution requires the Adviser to take reasonable steps to obtain for the client as favorable an overall result as possible for Fund portfolio transactions under the circumstances, taking into account various factors that are relevant to the particular transaction.
The Adviser refers to and selects from the list of approved trading counterparties maintained by the Adviser's Credit Risk Management team. In selecting a trading counterparty for a particular trade, the Adviser seeks to weigh relevant factors including, but not limited to the following:
•Prompt and reliable execution;
•The competitiveness of commission rates and spreads, if applicable;
•The financial strength, stability and/or reputation of the trading counterparty;
•The willingness and ability of the executing trading counterparty to execute transactions (and commit capital) of size in liquid and illiquid markets without disrupting the market for the security;
•Local laws, regulations or restrictions;
•The ability of the trading counterparty to maintain confidentiality;
•The availability and capability of execution venues, including electronic communications networks for trading and execution management systems made available to Adviser;
•Market share;
•Liquidity;
•Price;
•Execution related costs;
•History of execution of orders;
•Likelihood of execution and settlement;
•Order size and nature;
•Clearance and settlement capabilities, especially in high volatility market environments;
•Availability of lendable securities;
•Sophistication of the trading counterparty's trading capabilities and infrastructure/facilities;
•The operational efficiency with which transactions are processed and cleared, taking into account the order size and complexity;
•Speed and responsiveness to the Adviser;
•Access to secondary markets;
•Counterparty exposure; and
•Depending upon the circumstances, the Adviser may take other relevant factors into account if the Adviser believes that these are important in taking all sufficient steps to obtain the best possible result for execution of the order.
In selecting a trading counterparty, the price of the transaction and costs related to the execution of the transaction typically merit a high relative importance, depending on the circumstances. The Adviser does not necessarily select a trading counterparty based upon price and costs but may take other relevant factors into account if it believes that these are important in taking reasonable steps to obtain the best possible result for a Fund under the circumstances.
62

Consequently, the Adviser may cause a client to pay a trading counterparty more than another trading counterparty might have charged for the same transaction in recognition of the value and quality of the brokerage services provided. The following matters may influence the relative importance that the Adviser places upon the relevant factors:
(i)
The nature and characteristics of the order or transaction. For example, size of order, market impact of order, limits, or other instructions relating to the order;
(ii)
The characteristics of the financial instrument(s) or other assets which are the subject of that order. For example, whether the order pertains to an equity, fixed income, derivative or convertible instrument;
(iii)
The characteristics of the execution venues to which that order can be directed, if relevant. For example, availability and capabilities of electronic trading systems;
(iv)
Whether the transaction is a ‘delivery versus payment' or ‘over-the-counter' transaction. The creditworthiness of the trading counterparty, the amount of existing exposure to a trading counterparty and trading counterparty settlement capabilities may be given a higher relative importance in the case of ‘over-the-counter' transactions; and/or
(v)
Any other circumstances that the Adviser believes are relevant at the time.
The process by which trading counterparties are selected to effect transactions is designed to exclude consideration of the sales efforts conducted by broker-dealers in relation to the Funds.
The Adviser does not currently use the Funds' assets in connection with third-party soft dollar arrangements. While the Adviser does not currently use “soft” or commission dollars paid by the Funds for the purchase of third-party research, the Adviser reserves the right to do so in the future.
Nuveen: Nuveen Asset Management is responsible for decisions to buy and sell securities for certain Funds, the negotiation of the prices to be paid or received for principal (i.e., non-agency) trades, and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter in a new issue offering or in the over-the-counter secondary market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen Asset Management or its affiliates except in compliance with the 1940 Act.
Nuveen Asset Management expects that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay significant amounts of brokerage commissions. Brokerage commissions will not be allocated based on the sale of a Fund's shares. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. It is the policy of Nuveen Asset Management to seek the best execution under the circumstances of each trade. Nuveen Asset Management evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer, among other non-economic factors, considered secondarily in determining best execution. While the primary goal is to secure the best execution that may be obtainable, it may be Nuveen Asset Management's practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports), statistical information and other services to Nuveen Asset Management. It is not possible to place a dollar value on such information, statistics and other services received from dealers. Since it is only supplementary to Nuveen Asset Management's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Asset Management's expenses. For certain secondary market transactions where the execution capability of two brokers is judged to be of substantially similar quality, Nuveen Asset Management may randomly select one of them. Nuveen Asset Management may manage other investment companies and investment accounts for other clients that have investment objectives similar to certain Funds. Subject to applicable laws and regulations, Nuveen Asset Management seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In making such allocations the main factors to be considered will be, but may not be limited to, the respective investment objectives, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment or need to raise cash, and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities (or, in the case of dispositions, the demand for securities) available to a Fund from time to time, Nuveen Asset Management believes that the benefits available will outweigh any disadvantage that may arise from exposure to simultaneous transactions.
63

The table below shows the aggregate dollar amount of brokerage commissions paid by the Equity ETFs and the SPDR Bloomberg Convertible Securities ETF, SPDR Bloomberg High Yield Bond ETF, SPDR Portfolio High Yield Bond ETF, and SPDR Portfolio Mortgage Backed Bond ETF for the past three fiscal years ended June 30. None of the brokerage commissions paid were paid to affiliated brokers and the Fixed Income ETFs (except the SPDR Bloomberg Convertible Securities ETF, SPDR Bloomberg High Yield Bond ETF, SPDR Portfolio High Yield Bond ETF, and SPDR Portfolio Mortgage Backed Bond ETF) did not pay any brokerage commissions. Brokerage commissions paid by a Fund may be substantially different from year to year for multiple reasons, including market volatility, the demand for a particular Fund, or increases or decreases in trading volume.
Fund	2023	2022	2021
SPDR Bloomberg Convertible Securities ETF	$3,808	$9,142	$0
SPDR Bloomberg High Yield Bond ETF	$952	$444	$1,400
SPDR Dow Jones REIT ETF	$38,415	$34,439	$15,289
SPDR FactSet Innovative Technology ETF	$31,114	$77,333	$34,874
SPDR Global Dow ETF	$3,663	$3,350	$4,144
SPDR ICE Preferred Securities ETF	$119,537	$139,344	$249,520
SPDR MSCI USA StrategicFactors ETF	$9,860	$13,443	$21,229
SPDR NYSE Technology ETF	$4,279	$12,542	$18,777
SPDR Portfolio High Yield Bond ETF	$0	$18	$0
SPDR Portfolio Mortgage Backed Bond ETF	$0	$0	$1,446
SPDR Portfolio S&P 1500 Composite Stock Market ETF	$13,817	$6,645	$15,864
SPDR Portfolio S&P 400 Mid Cap ETF	$219,148	$123,559	$96,490
SPDR Portfolio S&P 500 ETF	$26,713	$24,094	$26,569
SPDR Portfolio S&P 500 Growth ETF	$205,321	$212,526	$112,956
SPDR Portfolio S&P 500 High Dividend ETF	$957,685	$450,030	$443,839
SPDR Portfolio S&P 500 Value ETF	$512,273	$284,048	$244,800
SPDR Portfolio S&P 600 Small Cap ETF	$273,568	$147,398	$149,617
SPDR Russell 1000 Low Volatility Focus ETF	$34,753	$32,600	$30,088
SPDR Russell 1000 Momentum Focus ETF	$6,319	$18,806	$26,507
SPDR Russell 1000 Yield Focus ETF	$19,466	$16,763	$86,150
SPDR S&P 1500 Momentum Tilt ETF	$4,621	$4,470	$5,687
SPDR S&P 1500 Value Tilt ETF	$3,384	$5,480	$4,396
SPDR S&P 400 Mid Cap Growth ETF	$84,221	$126,571	$141,301
SPDR S&P 400 Mid Cap Value ETF	$287,458	$116,817	$156,209
SPDR S&P 500 Fossil Fuel Reserves Free ETF	$2,088	$1,356	$3,306
SPDR S&P 600 Small Cap Growth ETF	$192,621	$312,025	$147,277
SPDR S&P 600 Small Cap Value ETF	$785,363	$572,776	$526,243
SPDR S&P Aerospace & Defense ETF	$78,824	$133,324	$64,972
SPDR S&P Bank ETF	$109,592	$163,752	$333,642
SPDR S&P Biotech ETF	$2,219,697	$1,919,773	$2,580,199
SPDR S&P Capital Markets ETF	$8,379	$12,901	$5,386
SPDR S&P Dividend ETF	$1,334,621	$1,221,811	$1,099,064
SPDR S&P Health Care Equipment ETF	$60,824	$117,543	$141,910
SPDR S&P Health Care Services ETF	$33,101	$22,725	$22,107
SPDR S&P Homebuilders ETF	$20,268	$37,055	$58,939
SPDR S&P Insurance ETF	$16,706	$12,809	$23,139
SPDR S&P Internet ETF	$7,444	$8,773	$14,499
SPDR S&P Kensho Clean Power ETF	$42,691	$65,414	$66,096
SPDR S&P Kensho Final Frontiers ETF	$1,008	$2,487	$2,012
SPDR S&P Kensho Future Security ETF	$2,493	$4,110	$3,951
SPDR S&P Kensho Intelligent Structures ETF	$3,108	$14,968	$10,260
SPDR S&P Kensho New Economies Composite ETF	$423,492	$884,528	$870,821
SPDR S&P Kensho Smart Mobility ETF	$19,714	$69,966	$70,495
SPDR S&P Metals & Mining ETF	$217,815	$435,843	$533,904
SPDR S&P Oil & Gas Equipment & Services ETF	$42,972	$35,256	$27,158
64

Fund	2023	2022	2021
SPDR S&P Oil & Gas Exploration & Production ETF	$441,647	$520,628	$876,161
SPDR S&P Pharmaceuticals ETF	$46,430	$39,599	$41,555
SPDR S&P Regional Banking ETF	$411,621	$304,675	$458,843
SPDR S&P Retail ETF	$46,418	$84,506	$60,073
SPDR S&P Semiconductor ETF	$115,533	$232,738	$83,463
SPDR S&P Software & Services ETF	$40,669	$51,777	$40,798
SPDR S&P Telecom ETF	$12,994	$24,202	$7,974
SPDR S&P Transportation ETF	$47,154	$180,926	$28,457
Securities of “Regular Broker-Dealers”: The Trust is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust's shares.
The Trust's holdings in Securities of Regular Broker-Dealers as of June 30, 2023:
J.P. Morgan Securities LLC	$762,304,001
BofA Securities, Inc.	$497,352,020
Morgan Stanley & Co. LLC	$275,425,249
Citigroup Global Markets Inc.	$255,451,098
Goldman Sachs & Co. LLC	$186,802,589
Wells Fargo Securities, LLC	$44,140,345
Piper Sandler & Co.	$9,620,046
Virtu Americas LLC	$2,853,706
Santander Securities LLC	$1,274,430
BNP Paribas Securities Corp.	$1,131,679
Portfolio Turnover: Portfolio turnover may vary from year to year, as well as within a year. The Funds may experience higher portfolio turnover when migrating to a different benchmark index. High turnover rates are likely to result in comparatively greater brokerage expenses or transaction costs. The overall reasonableness of brokerage commissions and transaction costs is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions and transaction costs paid by other institutional investors for comparable services.
Book Entry Only System
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “ADDITIONAL PURCHASE AND SALE INFORMATION.”
The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.
DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only
65

through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust, either directly or through a third party service, shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust, either directly or through a third party service, shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant and/or third party service a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.
Control Persons and Principal Holders of Securities
Although the Funds do not have information concerning their beneficial ownership held in the names of DTC Participants, as of October 13, 2023, the names, addresses and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding Shares of the Funds were as follows:
Fund	Name and Address	% Ownership
SPDR BLOOMBERG 1-10 YEAR TIPS ETF	State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	55.23%
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	12.28%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	10.15%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	8.02%
66

Fund	Name and Address	% Ownership
SPDR BLOOMBERG 1-3 MONTH T-BILL ETF	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	27.09%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	10.87%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	7.85%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.09%
	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	5.23%
SPDR BLOOMBERG 3-12 MONTH T-BILL ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	36.97%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	15.25%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	9.52%
	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	6.82%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.95%
SPDR BLOOMBERG CONVERTIBLE SECURITIES ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	16.88%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	16.14%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	7.28%
	State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	7.02%
	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	5.68%
67

Fund	Name and Address	% Ownership
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	5.14%
SPDR BLOOMBERG EMERGING MARKETS USD BOND ETF	The Bank of New York Mellon 240 Greenwich Street, 13FL East New York, NY 10286	85.31%
	Brown Brothers Harriman & Co. 140 Broadway New York, NY 10005	9.75%
SPDR BLOOMBERG HIGH YIELD BOND ETF	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	12.69%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	11.38%
	The Bank of New York Mellon 240 Greenwich Street, 13FL East New York, NY 10286	8.88%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue St. Louis, MO 63103	7.71%
	Citibank, N.A. 390 Greenwich Street, 3rd Floor New York, NY 10013	6.79%
	Goldman, Sachs & Co. 180 Maiden Lane New York, NY 10038	5.61%
SPDR BLOOMBERG INVESTMENT GRADE FLOATING RATE ETF	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	28.93%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	10.50%
	American Enterprise Investment Services, Inc. 707 2nd Avenue South Minneapolis, MN 55402	7.96%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	5.01%
SPDR BLOOMBERG SHORT TERM HIGH YIELD BOND ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105-1905	17.91%
	American Enterprise Investment Services, Inc 707 2ND Avenue South Minneapolis, MN 55402	12.39%
68

Fund	Name and Address	% Ownership
	The Bank Of New York Mellon 240 Greenwich Street, 13 Fl. East New York, NY 10286	10.57%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	7.85%
	State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	7.53%
SPDR DOW JONES REIT ETF	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	23.05%
	The Northern Trust Company 50 South LaSalle Street Chicago, IL 60675	16.60%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	9.33%
SPDR FACTSET INNOVATIVE TECHNOLOGY ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105-1905	24.09%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	21.87%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	8.13%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.36%
	TD Ameritrade Clearing, Inc 1005 N. Ameritrade Place Bellevue, NE 68005	5.17%
SPDR GLOBAL DOW ETF	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	27.70%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	10.12%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	9.40%
	UMB Bank, National Association 1010 Grand Blvd. Kansas City, Missouri 64106	5.93%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	5.48%
69

Fund	Name and Address	% Ownership
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.19%
	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	5.11%
	CDS Clearing and Depository Services Inc. 100 Adelaide St W Toronto, ON M5H 1S3	5%
SPDR ICE PREFERRED SECURITIES ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105-1905	25.88%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	15.98%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue St Louis, MO 63103	8.88%
	The Bank Of New York Mellon 240 Greenwich Street, 13 Fl. East New York, NY 10286	8.47%
SPDR MARKETAXESS INVESTMENT GRADE 400 CORPORATE BOND ETF	BOFA Securities, Inc. /Safekeeping One Bryant Park New York, NY 10036	82.33%
	J.P. Morgan Securities LLC/JPMC 383 Madison Ave New York, NY 10179	6.70%
	BOFA Securities, Inc., One Bryant Park New York, NY 10036	5.05%
SPDR MSCI USA STRATEGICFACTORS ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105-1905	31.20%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	24.61%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	12.67%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	12.59%
SPDR NUVEEN BLOOMBERG HIGH YIELD MUNICIPAL BOND ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	23.31%
70

Fund	Name and Address	% Ownership
	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105-1905	21.38%
	SEI Private Trust Company C/O GWP One Freedom Valley Dr. Oaks, PA 19456	8.84%
	Raymond James & Associates, Inc. 880 Carillon Pkwy St. Petersburg, FL 33716	8.30%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue St Louis, MO 63103	6.30%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	6.28%
	Merrill Lynch, Pierce, Fenner & Smith Inc 1 Bryant Park New York, NY 10036	5.31%
SPDR NUVEEN BLOOMBERG MUNICIPAL BOND ETF	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	18.56%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	17.87%
	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	12.91%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	8.29%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	8.03%
	APEX Clearing Corporation One Dallas Center 350 N. St. Paul, Suite 1300 Dallas, TX 75201	6.89%
	UBS Financial Services Inc. 1200 Harbor Boulevard Weehawken, NJ 07086	5.69%
SPDR NUVEEN BLOOMBERG SHORT TERM MUNICIPAL BOND ETF	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	19.70%
	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	16.55%
71

Fund	Name and Address	% Ownership
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	13.86%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	8.88%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.02%
	Wells Fargo Bank, National Association 1525 W WT Harris Blvd Charlotte, NC 28262-8522	5.49%
SPDR NYSE TECHNOLOGY ETF	The Northern Trust Company 50 South LaSalle Street Chicago, IL 60675	30.89%
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	14.42%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	9.69%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	7.32%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue St. Louis, MO 63103	7.02%
SPDR PORTFOLIO AGGREGATE BOND ETF	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	33.53%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	18.58%
	The Bank of New York Mellon 240 Greenwich Street, 13FL East New York, NY 10286	8.21%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	8.05%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.72%
SPDR PORTFOLIO CORPORATE BOND ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	36.94%
	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105-1905	25.24%
72

Fund	Name and Address	% Ownership
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	20.42%
SPDR PORTFOLIO HIGH YIELD BOND ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105-1905	21.15%
	State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	17.09%
	The Northern Trust Company 50 South LaSalle Street Chicago, IL 60675	11.68%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	8.63%
	The Bank Of New York Mellon 240 Greenwich Street, 13 Fl. East New York, NY 10286	6.57%
SPDR PORTFOLIO INTERMEDIATE TERM CORPORATE BOND ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105-1905	44.82%
	Citibank, N.A. 390 Greenwich Street, 3rd Floor New York, NY 10013	9.54%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	8.83%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	5.99%
SPDR PORTFOLIO INTERMEDIATE TERM TREASURY ETF	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	30.03%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	25.01%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	13.88%
	State Street Bank & Trust / State Street Total ETF 1776 Heritage Drive North Quincy, MA 02169	7.03%
SPDR PORTFOLIO LONG TERM CORPORATE BOND ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105-1905	18.29%
	Citibank, N.A. 390 Greenwich Street, 3rd Floor New York, NY 10013	14.15%
73

Fund	Name and Address	% Ownership
	Merrill Lynch, Pierce, Fenner & Smith Inc 1 Bryant Park New York, NY 10036	9.24%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	8.98%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	8.61%
	JPMorgan Chase Bank, National Association 1111 Polaris Parkway, Columbus, OH 43240	6.47%
SPDR PORTFOLIO LONG TERM TREASURY ETF	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	25.90%
	State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	24.79%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	10.20%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	6.35%
SPDR PORTFOLIO MORTGAGE BACKED BOND ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105-1905	78.60%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	7.90%
SPDR PORTFOLIO S&P 1500 COMPOSITE STOCK MARKET ETF	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	45.73%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	19.86%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	9.02%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.79%
SPDR PORTFOLIO S&P 400 MID CAP ETF	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	55.01%
74

Fund	Name and Address	% Ownership
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	15.75%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	14.72%
SPDR PORTFOLIO S&P 500® ETF	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	38.45%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	15.54%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	12.47%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	7.12%
	American Enterprise Investment Services, Inc. 702 2nd Avenue South Minneapolis, MN 55402	5.49%
SPDR PORTFOLIO S&P 500 GROWTH ETF	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	38.07%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	15.20%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	15.07%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.35%
SPDR PORTFOLIO S&P 500 HIGH DIVIDEND ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105-1905	17.27%
	The Bank of New York Mellon 240 Greenwich Street, 13 Fl. East New York, NY 10286	11.55%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	10.56%
	Interactive Brokers LLC Two Pickwick Plaza Greenwich, CT 06830	9.99%
75

Fund	Name and Address	% Ownership
	JPMorgan Chase Bank, National Association 1111 Polaris Parkway, Columbus, OH 43240	9.09%
	Citibank, N.A. 390 Greenwich Street, 3rd Floor New York, NY 10013	6.49%
	Merrill Lynch, Pierce, Fenner & Smith Inc 1 Bryant Park New York, NY 10036	5.10%
SPDR PORTFOLIO S&P 500 VALUE ETF	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	45.25%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	14.05%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	11.76%
SPDR PORTFOLIO S&P 600 SMALL CAP ETF	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	38.97%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	16.57%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	9.66%
SPDR PORTFOLIO SHORT TERM CORPORATE BOND ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105-1905	37.10%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	9.16%
	Euroclear Bank SA/NV 1 Boulevard du Roi Albert II 1210 Brussels, Belgium	5.63%
SPDR PORTFOLIO SHORT TERM TREASURY ETF	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	23.52%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	13.49%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	9.70%
76

Fund	Name and Address	% Ownership
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	7.65%
	UBS Financial Services Inc. 1200 Harbor Boulevard Weehawken, NJ 07086	7.55%
	The Bank of New York Mellon 240 Greenwich Street, 13FL East New York, NY 10286	6.39%
	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	5.00%
SPDR PORTFOLIO TIPS ETF	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	31.22%
	State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	18.95%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	8.85%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	6.32%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.04%
	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	5.58%
SPDR RUSSELL 1000 LOW VOLATILITY FOCUS ETF	The Bank Of New York Mellon 240 Greenwich Street, 13 Fl. East New York, NY 10286	58.48%
	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105-1905	15.56%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	11.57%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	6.70%
SPDR RUSSELL 1000 MOMENTUM FOCUS ETF	The Bank of New York Mellon 240 Greenwich Street, 13 Fl. East New York, NY 10286	89.05%
77

Fund	Name and Address	% Ownership
	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105-1905	5.58%
SPDR RUSSELL 1000 YIELD FOCUS ETF	The Bank Of New York Mellon 240 Greenwich Street, 13 Fl. East New York, NY 10286	42.39%
	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105-1905	17.62%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	10.99%
	American Enterprise Investment Services, Inc 707 2ND Avenue South Minneapolis, MN 55402	8.74%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	7.49%
SPDR S&P 1500 MOMENTUM TILT ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105-1905	41.99%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	21.44%
	Raymond James & Associates, Inc. 880 Carillon Pkwy St. Petersburg, FL 33716	6.04%
	BOFA Securities, Inc., One Bryant Park New York, NY 10036	5.27%
SPDR S&P 1500 VALUE TILT ETF	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	20.98%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	16.87%
	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105-1905	14.97%
	American Enterprise Investment Services, Inc 707 2ND Avenue South Minneapolis, MN 55402	13.13%
	Merrill Lynch, Pierce, Fenner & Smith Inc 1 Bryant Park New York, NY 10036	6.16%
78

Fund	Name and Address	% Ownership
	Raymond James & Associates, Inc. 880 Carillon Pkwy St. Petersburg, FL 33716	5.83%
	Morgan Stanley Smith Barney, LLC 522 5th Avenue New York, NY 10036	5.54%
SPDR S&P 400 MID CAP GROWTH ETF	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	41.44%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	12.14%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	11.39%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.48%
	Stifel, Nicolaus & Company, Inc. 501 N Broadway St Louis, MO63102	5.34%
SPDR S&P 400 MID CAP VALUE ETF	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	49.87%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	9.68%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	8.15%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.50%
SPDR S&P 500 FOSSIL FUEL RESERVES FREE ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105-1905	21.19%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	15.03%
	SEI Private Trust Company C/O GWP One Freedom Valley Dr. Oaks, PA 19456	9.75%
	The Northern Trust Company 50 South LaSalle Street Chicago, IL 60675	7.54%
	The Bank Of New York Mellon 240 Greenwich Street, 13 Fl. East New York, NY 10286	6.83%
79

Fund	Name and Address	% Ownership
	APEX Clearing Corporation One Dallas Center 350 N. St. Paul, Suite 1300 Dallas, TX 75201	5.64%
SPDR S&P 600 SMALL CAP GROWTH ETF	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	44.54%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	11.08%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	11.03%
	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	5.10%
SPDR S&P 600 SMALL CAP VALUE ETF	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	46.45%
	National Financial Services LLC499 Washington Blvd Jersey City, NJ 07310	14.08%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	8.10%
	American Enterprise Investment Services, Inc. 702 2nd Avenue South Minneapolis, MN 55402	5.06%
SPDR S&P AEROSPACE & DEFENSE ETF	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	18.33%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	12.84%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	10.29%
	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	8.59%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	7.58%
SPDR S&P BANK ETF	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	13.70%
80

Fund	Name and Address	% Ownership
	Goldman, Sachs & Co. 180 Maiden Lane New York, NY 10038	12.54%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	9.95%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	8.48%
	JPMorgan Chase Bank, National Association 14201 Dallas Parkway Chase International Plaza Dallas, TX 75254	7.25%
	Citibank, N.A. 390 Greenwich Street, 3rd Floor New York, NY 10013	5.55%
SPDR S&P BIOTECH ETF	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	14.67%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	13.51%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	8.08%
	Citibank, N.A. 390 Greenwich Street, 3rd Floor New York, NY 10013	5.50%
SPDR S&P CAPITAL MARKETS ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	54.97%
	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	13.42%
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	10.26%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	5.82%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.76%
SPDR S&P DIVIDEND ETF	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	20.78%
81

Fund	Name and Address	% Ownership
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	13.29%
	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	8.13%
	Morgan Stanley Smith Barney LLC 522 5th AvenueNew York, NY 10036	7.77%
	Edward D. Jones & Co. 12555 Manchester Road St. Louis, MO 63131	5.59%
SPDR S&P HEALTH CARE EQUIPMENT ETF	Citibank, N.A. 390 Greenwich Street, 3rd Floor New York, NY 10013	20.47%
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	19.38%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	12.45%
	American Enterprise Investment Services, Inc. 702 2nd Avenue South Minneapolis, MN 55402	5.94%
SPDR S&P HEALTH CARE SERVICES ETF	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	17.35%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	14.40%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	10.87%
	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	7.09%
	State Street Bank & Trust / State Street Total ETF 1776 Heritage Drive North Quincy, MA 02169	5.93%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	5.78%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.75%
82

Fund	Name and Address	% Ownership
SPDR S&P HOMEBUILDERS ETF	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	17.67%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	11.66%
	State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	11.35%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	6.34%
SPDR S&P INSURANCE ETF	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	15.09%
	J.P. Morgan Securities, LLC 383 Madison Avenue New York, NY 10179	12.81%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	10.16%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	8.90%
	JPMorgan Chase Bank, National Association 14201 Dallas Parkway Chase International Plaza Dallas, TX 75254	8.12%
	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	5.65%
SPDR S&P INTERNET ETF	JPMorgan Chase Bank, National Association 1111 Polaris Parkway, Columbus, OH 43240	41.91%
	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105-1905	18.93%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	13.27%
SPDR S&P KENSHO CLEAN POWER ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105-1905	27.83%
	State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	18.18%
83

Fund	Name and Address	% Ownership
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	12.60%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	6.58%
	Merrill Lynch, Pierce, Fenner & Smith Inc 1 Bryant Park New York, NY 10036	5.68%
SPDR S&P KENSHO FINAL FRONTIERS ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105-1905	31.98%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	17.54%
	Morgan Stanley Smith Barney, LLC 522 5th Avenue New York, NY 10036	7.50%
	Merrill Lynch, Pierce, Fenner & Smith Inc 1 Bryant Park New York, NY 10036	7.37%
	Vanguard Marketing Corporation 100 Vanguard Blvd. Malvern, PA 19355	6.35%
SPDR S&P KENSHO FUTURE SECURITY ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105-1905	50.69%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	10.50%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	9.59%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.68%
SPDR S&P KENSHO INTELLIGENT STRUCTURES ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105-1905	32.15%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	13.52%
	Raymond James & Associates, Inc. 880 Carillon Pkwy St. Petersburg, FL 33716	11.44%
84

Fund	Name and Address	% Ownership
	Merrill Lynch, Pierce, Fenner & Smith Inc 1 Bryant Park New York, NY 10036	9.33%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	6.50%
	BOFA Securities, Inc., One Bryant Park New York, NY 10036	5.01%
SPDR S&P KENSHO NEW ECONOMIES COMPOSITE ETF	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105-1905	80.36%
SPDR S&P KENSHO SMART MOBILITY ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	21.75%
	Charles Schwab & Co., Inc. 211 Main St San Francisco, CA 94105-1905	20.02%
	Citibank, N.A. 390 Greenwich Street, 3rd Floor New York, NY 10013	6.78%
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.03%
	Morgan Stanley Smith Barney, LLC 522 5th Avenue New York, NY 10036	5.64%
	UBS Financial Services Inc. 1000 Harbor Boulevard Weehawken, NJ 07086	5.00%
SPDR S&P METALS & MINING ETF	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	13.49%
	Citibank, N.A. 390 Greenwich Street, 3rd Floor New York, NY 10013	12.05%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	10.36%
	The Bank of New York Mellon 240 Greenwich Street, 13FL East New York, NY 10286	8.71%
	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	8.18%
85

Fund	Name and Address	% Ownership
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	6.23%
SPDR S&P OIL & GAS EQUIPMENT & SERVICES ETF	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	19.84%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	16.79%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	9.89%
	Euroclear Bank SA/NV 1 Boulevard du Roi Albert II 1210 Brussels, Belgium	7.82%
	Citibank, N.A. 390 Greenwich Street, 3rd Floor New York, NY 10013	5.54%
SPDR S&P OIL & GAS EXPLORATION & PRODUCTION ETF	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	14.73%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	13.41%
	The Bank of New York Mellon 240 Greenwich Street, 13FL East New York, NY 10286	6.26%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	5.22%
	Citibank, N.A. 390 Greenwich Street, 3rd Floor New York, NY 10013	5.10%
SPDR S&P PHARMACEUTICALS ETF	The Bank of New York Mellon 240 Greenwich Street, 13FL East New York, NY 10286	18.91%
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	15.07%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	9.98%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	7.83%
	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	5.99%
86

Fund	Name and Address	% Ownership
	Citibank, N.A. 390 Greenwich Street, 3rd Floor New York, NY 10013	5.86%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	5.74%
SPDR S&P REGIONAL BANKING ETF	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	16.50%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	10.52%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	8.07%
SPDR S&P RETAIL ETF	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	20.09%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	14.91%
	The Bank of New York Mellon 240 Greenwich Street, 13FL East New York, NY 10286	5.85%
	BNP Paribas Securities Corp./ Prime Brokerage 787 Seventh Avenue New York, NY 10019	5.66%
SPDR S&P SEMICONDUCTOR ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	21.53%
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	17.85%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	6.56%
	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	6.01%
SPDR S&P SOFTWARE & SERVICES ETF	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	20.88%
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	15.98%
87

Fund	Name and Address	% Ownership
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	14.72%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	6.86%
SPDR S&P TELECOM ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	17.19%
	Raymond James & Associates, Inc. 880 Carillon Parkway St. Petersburg, FL 33733	12.96%
	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	10.60%
	RBC Capital Markets, LLC 510 Marquette Ave S. Minneapolis, MN 55418	10.17%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	6.73%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	6.22%
	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	5.93%
SPDR S&P TRANSPORTATION ETF	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	20.20%
	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	17.38%
	Merrill Lynch, Pierce, Fenner & Smith Inc. 1 Bryant Park New York, NY 10036	9.66%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	7.53%
	The Northern Trust Company 50 South LaSalle Street Chicago, IL 60675	5.62%
An Authorized Participant (as defined below) may hold of record more than 25% of the outstanding Shares of a Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of a Fund, may be affiliated with an index provider, may be deemed to have control of the applicable Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy
88

granting the Distributor or another affiliate of State Street (the “Agent”) power to vote or abstain from voting such Authorized Participant's beneficially or legally owned Shares of a Fund. In such cases, the Agent shall mirror vote (or abstain from voting) such Shares in the same proportion as all other beneficial owners of the Fund.
As of October 13, 2023, to the knowledge of the Trust, the following persons held of record or beneficially through one or more accounts 25% or more of the outstanding Shares of the Funds.
Fund	Name and Address	% Ownership
SPDR BLOOMBERG 1-10 YEAR TIPS ETF	State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	55.23%
SPDR BLOOMBERG 3-12 MONTH T-BILL ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	36.97%
SPDR BLOOMBERG EMERGING MARKETS USD BOND ETF	The Bank of New York Mellon 240 Greenwich Street, 13FL East New York, NY 10286	85.31%
SPDR NYSE TECHNOLOGY ETF	The Northern Trust Company 50 South LaSalle Street Chicago, IL 60675	30.89%
SPDR PORTFOLIO AGGREGATE BOND ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	33.53%
SPDR PORTFOLIO CORPORATE BOND ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	36.94%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	25.24%
SPDR PORTFOLIO MORTGAGE BACKED BOND ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	78.60%
SPDR PORTFOLIO S&P 1500 COMPOSITE STOCK MARKET ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	45.73%
SPDR PORTFOLIO S&P 400 MID CAP ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	55.01%
SPDR PORTFOLIO S&P 500® ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	38.45%
SPDR PORTFOLIO S&P 500 VALUE ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	45.25%
SPDR PORTFOLIO S&P 600 SMALL CAP ETF	Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	38.97%
SPDR RUSSELL 1000 LOW VOLATILITY FOCUS ETF	The Bank of New York Mellon 240 Greenwich Street, 13FL East New York, NY 10286	58.48%
89

Fund	Name and Address	% Ownership
SPDR RUSSELL 1000 MOMENTUM FOCUS ETF	The Bank of New York Mellon 240 Greenwich Street, 13FL East New York, NY 10286	89.05%
SPDR RUSSELL 1000 YIELD FOCUS ETF	The Bank of New York Mellon 240 Greenwich Street, 13FL East New York, NY 10286	42.39%
SPDR S&P 1500 MOMENTUM TILT ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	42%
SPDR S&P 400 MID CAP GROWTH ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	41.44%
SPDR S&P 400 MID CAP VALUE ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	49.87%
SPDR S&P 600 SMALL CAP GROWTH ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	44.54%
SPDR S&P 600 SMALL CAP VALUE ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	46.45%
SPDR S&P CAPITAL MARKETS ETF	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310	54.97%
SPDR S&P INTERNET ETF	JPMorgan Chase Bank, National Association 1111 Polaris Parkway, Columbus, OH 43240	41.91%
SPDR S&P KENSHO CLEAN POWER ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	27.83%
SPDR S&P KENSHO FINAL FRONTIERS ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	31.98%
SPDR S&P KENSHO FUTURE SECURITY ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	50.69%
SPDR S&P KENSHO INTELLIGENT STRUCTURES ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	32.15%
SPDR S&P KENSHO NEW ECONOMIES COMPOSITE ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	80.36%
SPDR BLOOMBERG 1-3 MONTH T-BILL ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	27.09%
SPDR BLOOMBERG INVESTMENT GRADE FLOATING RATE ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	28.93%
90

Fund	Name and Address	% Ownership
SPDR MARKETAXESS INVESTMENT GRADE 400 CORPORATE BOND ETF	BOFA Securities, Inc. /Safekeeping One Bryant Park New York, NY 10036	82.33%
SPDR® PORTFOLIO INTERMEDIATE TERM CORPORATE BOND ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	44.82%
SPDR PORTFOLIO INTERMEDIATE TERM TREASURY ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	30.03%
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	25.01%
SPDR PORTFOLIO LONG TERM TREASURY ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	25.90%
SPDR® PORTFOLIO SHORT TERM CORPORATE BOND ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	37.10%
SPDR PORTFOLIO TIPS ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	31.22%
SPDR GLOBAL DOW ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	27.70%
SPDR® ICE PREFERRED SECURITIES ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	25.88%
SPDR MSCI USA STRATEGICFACTORS ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	31.20%
SPDR PORTFOLIO S&P 500 GROWTH ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	38.07%
The Trustees and Officers of the Trust, as a group, own less than 1% of the Trust's voting securities as of the date of this SAI.
Purchase and Redemption of Creation Units
Each Fund issues and redeems its Shares on a continuous basis, at net asset value, only in a large specified number of Shares called a “Creation Unit.” The value of each Fund is determined once each business day, except with respect to the SPDR Bloomberg 1-3 Month T-Bill ETF, the value of which is determined twice each business day, as described under “Determination of Net Asset Value.” The Creation Unit size for a Fund may change. Authorized Participants (as defined below) will be notified of such change.
The principal consideration for creations and redemptions for each Equity ETF is in-kind, although this may be revised at any time without notice. The principal consideration for creations and redemptions for each Fixed Income ETF is set forth in the table below:
Fund	Creation*	Redemption*
SPDR Bloomberg 1-10 Year TIPS ETF	In-Kind	In-Kind
SPDR Bloomberg 1-3 Month T-Bill ETF	In-Kind	In-Kind
91

Fund	Creation*	Redemption*
SPDR Bloomberg 3-12 Month T-Bill ETF	In-Kind	In-Kind
SPDR Bloomberg Convertible Securities ETF	In-Kind	In-Kind
SPDR Bloomberg Emerging Markets USD Bond ETF	In-Kind	In-Kind
SPDR Bloomberg High Yield Bond ETF	In-Kind	In-Kind
SPDR Bloomberg Investment Grade Floating Rate ETF	In-Kind	In-Kind
SPDR Bloomberg Short Term High Yield Bond ETF	In-Kind	In-Kind
SPDR MarketAxess Investment Grade 400 Corporate Bond ETF	In-Kind	In-Kind
SPDR Nuveen Bloomberg High Yield Municipal Bond ETF	Cash	In-Kind
SPDR Nuveen Bloomberg Municipal Bond ETF	Cash	In-Kind
SPDR Nuveen Bloomberg Short Term Municipal Bond ETF	Cash	In-Kind
SPDR Portfolio Aggregate Bond ETF	In-Kind **	In-Kind **
SPDR Portfolio Corporate Bond ETF	In-Kind	In-Kind
SPDR Portfolio High Yield Bond ETF	In-Kind	In-Kind
SPDR Portfolio Intermediate Term Corporate Bond ETF	In-Kind	In-Kind
SPDR Portfolio Intermediate Term Treasury ETF	In-Kind	In-Kind
SPDR Portfolio Long Term Corporate Bond ETF	In-Kind	In-Kind
SPDR Portfolio Long Term Treasury ETF	In-Kind	In-Kind
SPDR Portfolio Mortgage Backed Bond ETF	Cash	Cash
SPDR Portfolio Short Term Corporate Bond ETF	In-Kind	In-Kind
SPDR Portfolio Short Term Treasury ETF	In-Kind	In-Kind
SPDR Portfolio TIPS ETF	In-Kind	In-Kind
*
May be revised at any time without notice. Funds that effect redemptions principally for cash, rather than primarily in-kind, may be less tax efficient than investments in conventional ETFs.
**
Cash is to be provided in lieu of TBA positions.
PURCHASE (CREATION)
The Trust issues and sells Shares of each Fund only: in Creation Units on a continuous basis through the Principal Underwriter, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day (as defined below), in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). A “Business Day” with respect to a Fund is, generally, any day on which the NYSE is open for business, although Fixed Income ETFs will also not be open for orders on Veterans Day and Columbus Day.
FUND DEPOSIT
The consideration for purchase of a Creation Unit of a Fund generally consists of either (i) the Deposit Securities and the Cash Component (defined below), computed as described below or (ii) the cash value of the Deposit Securities and the “Cash Component,” computed as described below. When accepting purchases of Creation Units for cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.
Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The “Cash Component,” which may include a Dividend Equivalent Payment, is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. The “Dividend Equivalent Payment” enables a Fund to make a complete distribution of dividends on the day preceding the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of the Fund (“Dividend Securities”) with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Dividend Securities had been held by the Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the day preceding the next ex-dividend date. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value
92

per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).
The Custodian, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current standard Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such standard Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.
The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for each Fund may be changed from time to time with a view to the investment objective of the Fund. Information regarding the Fund Deposit necessary for the purchase of a Creation Unit is made available to Authorized Participants and other market participants seeking to transact in Creation Unit aggregations.
The Trust intends to require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to replace any Deposit Security that is a TBA transaction. The amount of cash contributed will be equivalent to the price of the TBA transaction listed as a Deposit Security. As noted above, the Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or (v) in certain other situations (collectively, “non-standard orders”). The Trust also reserves the right to: (i) permit or require the substitution of Deposit Securities in lieu of Deposit Cash; and (ii) include or remove Deposit Securities from the basket in anticipation of portfolio changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject Index being tracked by the relevant Fund or resulting from certain corporate actions.
PROCEDURES FOR PURCHASE OF CREATION UNITS
To be eligible to place orders with the Principal Underwriter, as facilitated via the Transfer Agent, to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”), and, with respect to the Fixed Income ETFs, must have the ability to clear through the Federal Reserve System. In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Principal Underwriter and the Transfer Agent, and that has been accepted by the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below) and any other applicable fees, taxes and additional variable charge.
All orders to purchase Shares directly from a Fund, including non-standard orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or the applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”
An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.
93

On days when the Exchange or the bond markets close earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund's investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order by the cut-off time. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.
Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities), or through DTC (for corporate securities and municipal securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of a Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of a Fund or its agents by no later than the Settlement Date. The “Settlement Date” for a Fund is generally the second Business Day (“T+2”) after the Order Placement Date. The Settlement Date for the SPDR Global Dow ETF is the third Business Day (“T+3”) after the Order Placement Date. The Settlement Date for the SPDR Portfolio TIPS ETF is the first Business Day (“T+1”) after the Order Placement Date. The Settlement Date for the SPDR Bloomberg 1-3 Month T-Bill ETF is the same day (“T+0”) as the Order Placement Date for orders placed prior to 12:00 p.m. Eastern time; orders placed after 12:00 p.m. Eastern time will have a Settlement Date of the first Business Day (“T+1”) following the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor. Delivery of Creation Units will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor for the SPDR Global Dow ETF. Delivery of Creation Units for the SPDR Portfolio TIPS ETF will occur no later than the first Business Day following the day on which the purchase order is deemed received by the Distributor. Delivery of Creation Units for the SPDR Bloomberg 1-3 Month T-Bill ETF will occur on the same day for orders placed before 12:00 p.m. Eastern time, and the following Business Day for order placed after 12:00 p.m. Eastern time.
The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.
ISSUANCE OF A CREATION UNIT
Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Principal Underwriter and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.
94

In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Creation Unit may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a general non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Trust may use such Additional Cash Deposit to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Principal Underwriter plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee as set forth below under “Creation Transaction Fees” will be charged in all cases and an additional variable charge may also be applied. The delivery of Creation Units so created generally will occur no later than the Settlement Date.
ACCEPTANCE OF ORDERS OF CREATION UNITS
The Trust reserves the right to reject an order for Creation Units transmitted in respect of a Fund at its discretion, including, without limitation, if (a) the order is not in proper form or the Deposit Securities delivered do not consist of the securities that the Custodian specified; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent, the Distributor and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Principal Underwriter, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Trust or its agents shall communicate to the Authorized Participant its rejection of an order. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter shall not be liable for the rejection of any purchase order for Creation Units. Given the importance of the ongoing issuance of Creation Units to maintaining a market price that is at or close to the underlying net asset value of the Fund, the Trust does not intend to suspend acceptance of orders for Creation Units.
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.
REDEMPTION
Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
95

With respect to each Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of securities designated by the Fund that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Redemption Securities”). Redemption Securities received on redemption may not be identical to Deposit Securities. The identity and number of shares of the Redemption Securities or the Cash Redemption Amount (defined below) may be changed from time to time with a view to the investment objective of a Fund.
Redemption proceeds for a Creation Unit are paid either in-kind or in cash or a combination thereof, as determined by the Trust. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Redemption Securities plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Redemption Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee and any applicable additional variable charge as set forth below. In the event that the Redemption Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing: (i) the Trust will substitute a cash in lieu amount to replace any Fund Security that is a TBA transaction and the amount of cash paid out in such cases will be equivalent to the value of the TBA transaction listed as a Fund Security and (ii) at the Trust's discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Redemption Securities.
PROCEDURES FOR REDEMPTION OF CREATION UNITS
After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Redemption Securities and the Cash Redemption Amount to the Authorized Participant by the Settlement Date. With respect to in-kind redemptions of a Fund, the calculation of the value of the Redemption Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under “Determination of Net Asset Value”, computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Principal Underwriter by a DTC Participant by the specified time on the Order Placement Date, and the requisite number of Shares of a Fund are delivered to the Custodian prior to 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the value of the Redemption Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Order Placement Date. If the requisite number of Shares of the Fund are not delivered by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, the Fund will not release the underlying securities for delivery unless collateral is posted in such percentage amount of missing Shares as set forth in the Participant Agreement (marked to market daily).
With respect to in-kind redemptions of a Fund, in connection with taking delivery of shares of Redemption Securities upon redemption of Creation Units, an Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Redemption Securities are customarily traded (or such other arrangements as allowed by the Trust or its agents), to which account such Redemption Securities will be delivered. Deliveries of redemption proceeds generally will be made within two Business Days, or in the case of the SPDR Global Dow ETF within three Business Days, of the trade date. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than two or three Business Days, as applicable, after the day on which the redemption request is received in proper form. If the Authorized Participant has not made appropriate arrangements to take delivery of the Redemption Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the Authorized Participant will be required to receive its redemption proceeds in cash.
If it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to
96

offset the Trust's brokerage and other transaction costs associated with the disposition of Redemption Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Redemption Securities but does not differ in net asset value.
An Authorized Participant submitting a redemption request is deemed to represent to the Trust that, as of the close of the Business Day on which the redemption request was submitted, it (or its client) will own (within the meaning of Rule 200 of Regulation SHO) or has arranged to borrow for delivery to the Trust on or prior to the Settlement Date of the redemption request, the requisite number of Shares of the relevant Fund to be redeemed as a Creation Unit. In either case, the Authorized Participant is deemed to acknowledge that: (i) it (or its client) has full legal authority and legal right to tender for redemption the requisite number of Shares of the applicable Fund and to receive the entire proceeds of the redemption; and (ii) if such Shares submitted for redemption have been loaned or pledged to another party or are the subject of a repurchase agreement, securities lending agreement or any other arrangement affecting legal or beneficial ownership of such Shares being tendered, there are no restrictions precluding the tender and delivery of such Shares (including borrowed shares, if any) for redemption, free and clear of liens, on the redemption Settlement Date. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.
Redemptions of Shares for Redemption Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Redemption Securities upon redemptions or could not do so without first registering the Redemption Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Redemption Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Redemption Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Redemption Securities.
The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
With respect to the SPDR Bloomberg 1-3 Month T-Bill ETF and the SPDR Bloomberg 3-12 Month T-Bill ETF, the right of redemption may be suspended or the date of payment delayed longer than one day (1) for any period during which there is a non-routine closure of the Fedwire or applicable Federal Reserve Banks; (2) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (3) for any period during which trading on the Exchange is suspended or restricted; (4) for any period during which an emergency exists as a result of which (a) disposal of securities owned by the Fund is not reasonably practicable or (b) it is not reasonably practicable for the Fund to fairly determine the NAV of the Shares of the Fund; (5) for any period during which the SEC has, by rule or regulation, deemed that (a) trading shall be restricted or (b) an emergency exists; (6) for any period that the SEC may by order permit for shareholder protection; or (7) for any period during which the Fund, as part of a necessary liquidation of the Fund, has properly postponed and/or suspended redemption of Shares and payment in accordance with federal securities laws. Any such suspension or postponement described above will be consistent with the Fund's obligations under Section 22(e) of the 1940 Act.
REQUIRED EARLY ACCEPTANCE OF ORDERS FOR CERTAIN INTERNATIONAL FUNDS
Notwithstanding the foregoing, as described in the Participant Agreement and/or the applicable order form, certain Funds may require orders to be placed prior to the trade date, as described in the Participant Agreement or the applicable order form, in order to receive the trade date's net asset value. The cut-off time to receive the trade date's net asset value will not precede the calculation of the net asset value of a Fund's shares on the prior Business Day. Orders to purchase
97

Shares of such Funds that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) that the equity markets in the relevant foreign market are closed may not be accepted. Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular Business Day, as described in the Participant Agreement and the applicable order form.
CREATION AND REDEMPTION TRANSACTION FEES
A transaction fee, as set forth in the table below, is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. A Fund may adjust the transaction fee from time to time. An additional charge or a variable charge (discussed below) will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Redemption Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.
Creation and Redemption Transaction Fees:
Fund	Transaction Fee*, **	Maximum Transaction Fee*, **
SPDR Bloomberg 1-10 Year TIPS ETF	$50	$200
SPDR Bloomberg 1-3 Month T-Bill ETF	$250	$1,000
SPDR Bloomberg 3-12 Month T-Bill ETF	$250	$1,000
SPDR Bloomberg Convertible Securities ETF	$500	$2,000
SPDR Bloomberg Emerging Markets USD Bond ETF	$700	$2,800
SPDR Bloomberg High Yield Bond ETF	$500	$2,000
SPDR Bloomberg Investment Grade Floating Rate ETF	$200	$800
SPDR Bloomberg Short Term High Yield Bond ETF	$500	$2,000
SPDR Dow Jones REIT ETF	$1,000	$4,000
SPDR FactSet Innovative Technology ETF	$250	$1,000
SPDR Global Dow ETF	$1,000	$4,000
SPDR ICE Preferred Securities ETF	$750	$3,000
SPDR MarketAxess Investment Grade 400 Corporate Bond ETF	$250	$1,000
SPDR MSCI USA StrategicFactors ETF	$750	$3,000
SPDR NYSE Technology ETF	$500	$2,000
SPDR Nuveen Bloomberg High Yield Municipal Bond ETF	$250	$1,000
SPDR Nuveen Bloomberg Municipal Bond ETF	$250	$1,000
SPDR Nuveen Bloomberg Short Term Municipal Bond ETF	$250	$1,000
SPDR Portfolio Aggregate Bond ETF	$500	$2,000
SPDR Portfolio Corporate Bond ETF	$500	$2,000
SPDR Portfolio High Yield Bond ETF	$250	$1,000
SPDR Portfolio Intermediate Term Corporate Bond ETF	$500	$2,000
SPDR Portfolio Intermediate Term Treasury ETF	$500	$2,000
SPDR Portfolio Long Term Corporate Bond ETF	$500	$2,000
SPDR Portfolio Long Term Treasury ETF	$500	$2,000
SPDR Portfolio Mortgage Backed Bond ETF	$250	$1,000
SPDR Portfolio S&P 1500 Composite Stock Market ETF	$500	$2,000
SPDR Portfolio S&P 400 Mid Cap ETF	$500	$2,000
SPDR Portfolio S&P 500 ETF	$500	$2,000
SPDR Portfolio S&P 500 Growth ETF	$350	$1,400
SPDR Portfolio S&P 500 High Dividend ETF	$250	$1,000
SPDR Portfolio S&P 500 Value ETF	$500	$2,000
SPDR Portfolio S&P 600 Small Cap ETF	$500	$2,000
SPDR Portfolio Short Term Corporate Bond ETF	$500	$2,000
98

Fund	Transaction Fee*, **	Maximum Transaction Fee*, **
SPDR Portfolio Short Term Treasury ETF	$250	$1,000
SPDR Portfolio TIPS ETF	$250	$1,000
SPDR Russell 1000 Low Volatility Focus ETF	$500	$2,000
SPDR Russell 1000 Momentum Focus ETF	$1,000	$4,000
SPDR Russell 1000 Yield Focus ETF	$500	$2,000
SPDR S&P 1500 Momentum Tilt ETF	$1,500	$6,000
SPDR S&P 1500 Value Tilt ETF	$1,700	$6,800
SPDR S&P 400 Mid Cap Growth ETF	$500	$2,000
SPDR S&P 400 Mid Cap Value ETF	$500	$2,000
SPDR S&P 500 Fossil Fuel Reserves Free ETF	$500	$2,000
SPDR S&P 600 Small Cap Growth ETF	$1,500	$6,000
SPDR S&P 600 Small Cap Value ETF	$1,500	$6,000
SPDR S&P Aerospace & Defense ETF	$250	$1,000
SPDR S&P Bank ETF	$250	$1,000
SPDR S&P Biotech ETF	$250	$1,000
SPDR S&P Capital Markets ETF	$250	$1,000
SPDR S&P Dividend ETF	$250	$1,000
SPDR S&P Health Care Equipment ETF	$250	$1,000
SPDR S&P Health Care Services ETF	$250	$1,000
SPDR S&P Homebuilders ETF	$250	$1,000
SPDR S&P Insurance ETF	$250	$1,000
SPDR S&P Internet ETF	$250	$1,000
SPDR S&P Kensho Clean Power ETF	$250	$1,000
SPDR S&P Kensho Final Frontiers ETF	$250	$1,000
SPDR S&P Kensho Future Security ETF	$250	$1,000
SPDR S&P Kensho Intelligent Structures ETF	$250	$1,000
SPDR S&P Kensho New Economies Composite ETF	$750	$3,000
SPDR S&P Kensho Smart Mobility ETF	$250	$1,000
SPDR S&P Metals & Mining ETF	$250	$1,000
SPDR S&P Oil & Gas Equipment & Services ETF	$250	$1,000
SPDR S&P Oil & Gas Exploration & Production ETF	$250	$1,000
SPDR S&P Pharmaceuticals ETF	$250	$1,000
SPDR S&P Regional Banking ETF	$250	$1,000
SPDR S&P Retail ETF	$250	$1,000
SPDR S&P Semiconductor ETF	$250	$1,000
SPDR S&P Software & Services ETF	$250	$1,000
SPDR S&P Telecom ETF	$250	$1,000
SPDR S&P Transportation ETF	$250	$1,000
*
From time to time, a Fund may waive all or a portion of its applicable transaction fee(s). An additional charge of up to three (3) times the standard transaction fee may be charged to the extent a transaction is outside of the clearing process.
**
In addition to the transaction fees listed above, the Funds may charge an additional variable fee for creations and redemptions in cash to offset brokerage and impact expenses associated with the cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and the Adviser's view of current market conditions; however, the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by a Fund with respect to that transaction.
Determination of Net Asset Value
The following information supplements and should be read in conjunction with the sections in the applicable Prospectus entitled “PURCHASE AND SALE INFORMATION” and “ADDITIONAL PURCHASE AND SALE INFORMATION.”
NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund other than the SPDR Bloomberg 1-3 Month T-Bill ETF is calculated by State Street and determined once daily as of the close of the
99

regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open. With respect to the SPDR Bloomberg 1-3 Month T-Bill ETF, the Fund's NAV is calculated and determined twice daily on each day the NYSE is open at the following times: (i) 12:00 p.m. Eastern time; and (ii) at the close of the regular trading session on the NYSE. Creation/redemption order cut-off times may be earlier on any day that the Securities Industry and Financial Markets Association (or applicable exchange or market on which a Fund's investments are traded) announces an early closing time. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at market rates on the date of valuation (generally as of 4:00 p.m. London time) as quoted by one or more sources.
In calculating a Fund's net asset value per Share, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). Each Fund relies on a third-party service provider for assistance with the daily calculation of the Fund's NAV. The third-party service provider, in turn, relies on other parties for certain pricing data and other inputs used in the calculation of the Fund's NAV. Therefore, each Fund is subject to certain operational risks associated with reliance on its service provider and that service provider's sources of pricing and other data. NAV calculation may be adversely affected by operational risks arising from factors such as errors or failures in systems and technology. Such errors or failures may result in inaccurately calculated NAVs, delays in the calculation of NAVs and/or the inability to calculate NAV over extended time periods. A Fund may be unable to recover any losses associated with such failures. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. Each Fund may use various pricing services, or discontinue the use of any pricing service. Fixed-income assets are generally valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange, and generally 4:00 p.m. EST for U.S. fixed-income assets (except U.S. fixed-income assets are generally valued as of 12:00 p.m. EST for the SPDR Bloomberg 1-3 Month T-Bill ETF's 12:00 p.m. Eastern time NAV calculation). Fixed-income assets are generally valued at the mean of the bid and ask prices for bank loans and inflation protected securities, and at the bid price for all other fixed-income assets.
Pursuant to Board approved valuation procedures, the Board has designated the Adviser as the valuation designee for each Fund. These procedures address, among other things, (i) determining (a) when market quotations are not readily available or reliable and (b) the methodologies to be used for determining the fair value of investments, and (ii) the use and oversight of third-party pricing services for fair valuation. The Adviser is responsible for periodically reviewing the procedures, and the selected methodologies used, for their continuing appropriateness and accuracy, and making any changes or adjustments to the procedures and methodologies as appropriate.
In the event that current market valuations are not readily available or are deemed unreliable, the Trust's procedures require the Adviser to determine a security's fair value. In determining a fair value, the Adviser may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates, market indices, and prices from a Fund's index provider). In these cases, a Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices. The fair value of a portfolio instrument is generally the price which a Fund might reasonably expect to receive upon its current sale in an orderly market between market participants. Ascertaining fair value requires a determination of the amount that an arm's-length buyer, under the circumstances, would currently pay for the portfolio instrument. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund's net asset value and the prices used by the Index. This may result in a difference between a Fund's performance and the performance of the Index.
Dividends and Distributions
The following information supplements and should be read in conjunction with the section in each Prospectus entitled “DISTRIBUTIONS.”
GENERAL POLICIES
Dividends from net investment income, if any, are generally declared and paid monthly by each Fixed Income ETF and quarterly for each Equity ETF (except SPDR MSCI USA StrategicFactorsSM ETF and SPDR ICE Preferred Securities ETF), but may vary significantly from period to period. Income dividend distributions, if any, for the SPDR MSCI USA StrategicFactorsSM ETF and SPDR ICE Preferred Securities ETF are generally distributed to shareholders semi-annually
100

and monthly, respectively, but may vary significantly from period to period. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for a Fund to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.
Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.
Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve a Fund's eligibility for treatment as a RIC under the Internal Revenue Code or to avoid imposition of income or excise taxes at the Fund level.
DIVIDEND REINVESTMENT
Broker dealers, at their own discretion, may offer a dividend reinvestment service under which Shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding any dividend reinvestment service offered by such broker dealer.
Taxes
The following is a summary of certain federal income tax considerations generally affecting the Funds and their shareholders that supplements the discussions in the Prospectuses. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in each Prospectus is not intended to be a substitute for careful tax planning.
The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
The following information should be read in conjunction with the section in the Prospectuses entitled “ADDITIONAL TAX INFORMATION.”
TAXATION OF THE FUNDS
Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectuses. Losses in one series of the Trust do not offset gains in any other series of the Trust and the requirements (other than certain organizational requirements) for qualifying for treatment as a RIC are determined at the Fund level rather than at the Trust level. Each Fund has elected or will elect and intends to qualify each year to be treated as a separate RIC under Subchapter M of the Internal Revenue Code. As such, each Fund should not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to qualify for treatment as a RIC, a Fund must distribute annually to its shareholders at least the sum of 90% of its taxable net investment income (generally including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of a Fund's taxable year, its assets must be diversified so that (a) at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers that it controls and that are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).
101

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, a Fund may be required to dispose of certain assets. If these relief provisions were not available to a Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the applicable corporate rate without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, subject to the dividends-received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by noncorporate shareholders. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If a Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders.
As discussed more fully below, each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year.
If a Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. A Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. If a Fund failed to satisfy the Distribution Requirement for any taxable year, it would be taxed as a regular corporation, with consequences generally similar to those described in the preceding paragraph.
Given the concentration of certain of the Indexes in a relatively small number of securities, it may not be possible for certain Funds to fully implement sampling methodologies while satisfying the Diversification Requirement. A Fund's efforts to satisfy the Diversification Requirement may affect the Fund's execution of its investment strategy and may cause the Fund's return to deviate from that of the applicable Index, and the Fund's efforts to track the applicable Index may cause it inadvertently to fail to satisfy the Diversification Requirement.
A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year, subject to an increase for any shortfall in the prior year's distribution. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.
A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC's net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Funds may not carry forward any losses other than net capital losses.
102

TAXATION OF SHAREHOLDERS—DISTRIBUTIONS
Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). Each Fund will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends-received deduction, the portion of dividends which may qualify for treatment as qualified dividend income, and the amount of exempt-interest dividends, if any.
Subject to certain limitations, dividends reported by a Fund as qualified dividend income will be taxable to noncorporate shareholders at reduced rates. Dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income includes, in general, subject to certain holding period requirements and other requirements, dividend income from certain U.S. and foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States and other foreign corporations if the stock with respect to which the dividends are paid is tradable on an established securities market in the United States. A dividend generally will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the stock on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the stock becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, for more than 90 days during the 181-day period beginning 90 days before such date, (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code. The holding period requirements described in this paragraph apply to shareholders' investments in the Funds and to the Funds' investments in underlying dividend-paying stocks. Dividends treated as received by a Fund from a REIT or another RIC may be treated as qualified dividend income generally only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or RIC. It is expected that dividends received by a Fund from a REIT and distributed by that Fund to a shareholder generally will be taxable to the shareholder as ordinary income. Additionally, income derived in connection with a Fund's securities lending activities, will, in general, not be treated as qualified dividend income. If 95% or more of a Fund's gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, that Fund may report all distributions of such income as qualified dividend income.
Certain dividends received by a Fund from U.S. corporations (generally, dividends received by a Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) when distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction generally available to corporations under the Internal Revenue Code. Dividends received by a Fund from REITs will not be eligible for that deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends-received deduction with respect to those Shares. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its Shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the Shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.
Distributions from a Fund's net short-term capital gains will generally be taxable to shareholders as ordinary income. Distributions from a Fund's net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Long-term capital gains are generally taxed to noncorporate shareholders at reduced rates. Certain capital gain dividends attributable to dividends a Fund receives from REITs may be taxable to noncorporate shareholders at a rate other than the reduced rates generally applicable to long-term capital gains.
The Municipal Bond ETFs intend to satisfy certain conditions (including requirements as to the proportion of their assets invested in municipal securities) that will enable them to report distributions from the interest income generated by their investments in municipal securities as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends, but (as discussed below) exempt-interest dividends may be taken into account in determining shareholders' federal alternative minimum tax liability. Insurance
103

proceeds received by the Fund under any insurance policies in respect of scheduled interest payments on defaulted municipal securities will generally be correspondingly excludable from federal gross income. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on non-appropriation lease obligations will be excludable from gross income for federal income tax purposes.
Exempt-interest dividends paid by the Municipal Bond ETFs and attributable to interest earned on municipal securities issued by a state or its political subdivisions are generally exempt in the hands of a shareholder from income tax imposed by that state, but exempt-interest dividends attributable to interest on municipal securities issued by another state generally will not be exempt from such income tax.
Distributions by the Municipal Bond ETFs of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gains realized by a Municipal Bond ETF, if any, will be taxable to shareholders as ordinary income. If a Municipal Bond ETF purchases a municipal security at a market discount, any gain realized by the Municipal Bond ETF upon sale or redemption of the municipal security will be treated as taxable interest income to the extent of the market discount, and any gain realized in excess of the market discount will be treated as capital gains.
If you lend your Shares in a Municipal Bond ETF pursuant to a securities lending or similar arrangement, you may lose the ability to treat dividends paid by the Municipal Bond ETF while the Shares are held by the borrower as tax-exempt income. Interest on indebtedness incurred by a shareholder to purchase or carry Shares of the Municipal Bond ETFs will not be deductible for U.S. federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of a Municipal Bond ETF and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Internal Revenue Code may require a shareholder in a Municipal Bond ETF that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by a Municipal Bond ETF that represents income derived from certain revenue or private activity bonds held by a Municipal Bond ETF may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Shareholders should consult their own tax advisers as to whether they are “substantial users” with respect to a facility or “related” to such users within the meaning of the Internal Revenue Code.
Federal tax law imposes an alternative minimum tax with respect to individuals. Interest on certain municipal securities that meet the definition of private activity bonds under the Internal Revenue Code is included as an item of tax preference in determining the amount of a noncorporate taxpayer's alternative minimum taxable income. To the extent that a Municipal Bond ETF receives income from private activity bonds, a portion of the dividends paid by it, although otherwise exempt from federal income tax, may be taxable to those noncorporate shareholders subject to the alternative minimum tax regime. The Municipal Bond ETFs will annually supply shareholders with a report indicating the percentage of their income attributable to municipal securities required to be included in calculating the federal alternative minimum tax applicable to noncorporate taxpayers.
Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.
If a Fund's distributions exceed its earnings and profits, all or a portion of the distributions made in the taxable year may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder's basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder's Shares.
Under Section 163(j) of the Code, a taxpayer's business interest expense is generally deductible to the extent of its business interest income plus certain other amounts. If a Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. The Fund's “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, a Fund's shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of
104

the distribution reported as other types of tax-favored income (which would generally include exempt-interest income). To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of Shares and must not have hedged its position in Shares in certain ways.
Distributions that are reinvested in additional Shares of a Fund through the means of a dividend reinvestment service, if offered by your broker-dealer, will nevertheless be taxable dividends to the same extent as if such dividends had been received in cash.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares) are generally taken into account in computing a shareholder's net investment income, but exempt-interest dividends generally are not taken into account.
Distributions of ordinary income and capital gains may also be subject to foreign, state and local taxes depending on a shareholder's circumstances.
TAXATION OF SHAREHOLDERS—SALE OF SHARES
In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A sale of Shares held for a period of one year or less at the time of such sale will, for tax purposes, generally result in short-term capital gains or losses, and a sale of those held for more than one year will generally result in long-term capital gains or losses. Long-term capital gains are generally taxed to noncorporate shareholders at reduced rates.
Gain or loss on the sale of Shares is measured by the difference between the amount received and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Shares. It may not be advantageous from a tax perspective for shareholders to sell or redeem Shares of a Municipal Bond ETF after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share, such a sale or redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the sale or redemption price exceeds the shareholder's tax basis in the Municipal Bond ETF Shares disposed of) rather than tax-exempt interest.
A loss realized on a sale of Shares may be disallowed if substantially identical Shares are acquired (whether through the reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale of Shares held for six (6) months or less will be disallowed to the extent of exempt-interest dividends paid on such Shares, and any amount of the loss that exceeds the amount disallowed will be treated as long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains).
COST BASIS REPORTING
The cost basis of Shares acquired by purchase will generally be based on the amount paid for the Shares and then may be subsequently adjusted for other applicable transactions as required by the Internal Revenue Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
105

INVESTMENTS IN MASTER LIMITED PARTNERSHIPS
A Fund's ability to invest in Master Limited Partnerships (“MLPs”) and other related entities that are treated as qualified publicly traded partnerships (“QPTPs”) for federal income tax purposes is limited by the Fund's intent to qualify as a RIC. In order to qualify as a RIC, a Fund generally may not invest more than 25% of the value of its total assets in securities of QPTPs. Each Fund intends to satisfy the requirements for qualification as a RIC and, as such each Fund must limit its investments in QPTPs accordingly. In certain cases, the status of an investment as an investment in a QPTP is not clear.
When a Fund invests in the equity securities of an MLP or any other entity that is treated as a partnership for U.S. federal income tax purposes, the Fund will be treated as a partner in the entity for tax purposes. Accordingly, in calculating such Fund's taxable income, it will be required to take into account its allocable share of the income, gains, losses, deductions, and credits recognized by each such entity, regardless of whether the entity distributes cash to a Fund. Distributions from such an entity to a Fund are not generally taxable unless the cash amount (or, in certain cases, the fair market value of marketable securities) distributed to a Fund exceeds a Fund's adjusted tax basis in its interest in the entity. In general, a Fund's allocable share of such an entity's net income will increase a Fund's adjusted tax basis in its interest in the entity, and distributions to a Fund from such an entity and a Fund's allocable share of the entity's net losses will decrease a Fund's adjusted basis in its interest in the entity, but not below zero. A Fund may receive cash distributions from such an entity in excess of the net amount of taxable income the Fund is allocated from its investment in the entity. In other circumstances, the net amount of taxable income the Fund is allocated from its investment in such an entity may exceed cash distributions received from the entity. Thus, a Fund's investments in such an entity may cause the Fund to make distributions to shareholders in excess of its earnings and profits, or such Fund may be required to sell investments, including when not otherwise advantageous to do so, in order for the Fund to satisfy the distribution requirements applicable to RICs. Depreciation or other cost recovery deductions passed through to a Fund in a given year from the Fund's investment in an MLP or a related entity treated as a partnership for U.S. federal income tax purposes will generally reduce the Fund's taxable income, but those deductions may be recaptured in a Fund's income in one or more subsequent years upon either (i) the sale of an interest in the MLP or related entity or (ii) in respect of the sale or other disposition by the MLP or related entity, of property held by it. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though the shareholders at that time might not have held Shares at the time the deductions were taken by a Fund, and even though those shareholders will not have corresponding economic gain on their Shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, a Fund may need to liquidate investments, which may lead to additional recapture income.
Noncorporate taxpayers are generally eligible for a deduction of up to 20% of “qualified publicly traded partnership income.” A Fund will not be able to claim such a deduction in respect of income allocated to it by any MLPs or other publicly traded partnerships in which it invests, and shareholders will not be able to claim such a deduction in respect of Fund dividends attributable to any such income.
TAXATION OF FUND INVESTMENTS
Dividends and interest received by a Fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If a Fund meets certain requirements, which include a requirement that more than 50% of the value of the Fund's total assets at the close of its respective taxable year consist of certain foreign securities (generally including foreign government securities), then the Fund should be eligible to file an election with the IRS that may enable its shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to certain foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. If at least 50% of a Fund's total assets at the close of each quarter of a taxable year consists of interests in other RICs (including money market funds and ETFs that are taxable as RICs), the Fund may make the same election and pass through to its shareholders their pro rata shares of qualified foreign taxes paid by those other RICs and passed through to the Fund for that taxable year. Pursuant to this election, a Fund would treat the applicable foreign taxes as dividends paid to its shareholders. Each such shareholder would be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder's federal income tax. If a Fund makes this election, the Fund will report annually to its shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax
106

liability. If a Fund does not make this election, the Fund will be entitled to claim a deduction for certain foreign taxes incurred by the Fund. In certain instances, the Fund might not elect to apply otherwise allowable U.S. federal income tax deductions for those foreign taxes, whether or not credits or deductions for those foreign taxes could be passed through to its shareholders pursuant to the election described above. If the Fund does not elect to apply these deductions, taxable distributions you receive from the Fund may be larger than they would have been if the Fund had taken deductions for such taxes. Under certain circumstances, if a Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Shares could be affected or any foreign tax credits or deductions passed through to shareholders in respect of the Fund's foreign taxes for the current year could be reduced.
Certain of the Funds' investments may be subject to complex provisions of the Internal Revenue Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the character of gains and losses realized by a Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions to its shareholders in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Funds intend to monitor their transactions, intend to make appropriate tax elections, and intend to make appropriate entries in their books and records in order to mitigate the effect of these rules and preserve the Funds' qualification for treatment as RICs.
Certain investments made by a Fund may be treated as equity in passive foreign investment companies or “PFICs” for federal income tax purposes. In general, a passive foreign investment company is a foreign corporation (i) that receives at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of its assets (computed based on average fair market value) either produce or are held for the production of passive income. If a Fund acquires any equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in a PFIC, the Fund could be subject to U.S. federal income tax and nondeductible interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed by the Fund to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing fund” election or a “mark to market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the applicable Fund to recognize taxable income or gain (subject to the distribution requirements applicable to RICs, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax at the Fund level, a Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Gains from the sale of stock of PFICs may also be treated as ordinary income. In order for a Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Funds may limit and/or manage their holdings in PFICs to limit their tax liability or maximize their returns from these investments.
If a sufficient portion of the interests in a foreign issuer are held or deemed held by a Fund, independently or together with certain other U.S. persons, that issuer may be treated as a “controlled foreign corporation” (a “CFC”) with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer's income, whether or not such amounts are distributed. A Fund may have to dispose of its portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash, to meet its distribution requirements and avoid Fund-level taxes. In addition, some Fund gains on the disposition of interests in such an issuer may be treated as ordinary income. A Fund may limit and/or manage its holdings in issuers that could be treated as CFCs in order to limit its tax liability or maximize its after-tax return from these investments.
Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options
107

contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that certain net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the Qualifying Income Requirement.
Investments by a Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess face value of the securities over their issue price (the “original issue discount” or “OID”) each year that the securities are held, even though the Fund may receive no cash interest payments or may receive cash interest payments that are less than the income recognized for tax purposes. In other circumstances, whether pursuant to the terms of a security or as a result of other factors outside the control of the Fund, a Fund may recognize income without receiving a commensurate amount of cash. Such income is included in determining the amount of income that a Fund must distribute to maintain its eligibility for treatment as a RIC and to avoid the payment of federal income tax, including the nondeductible 4% excise tax described above.
Any market discount recognized on a market discount bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value, or below adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount. If a Municipal Bond ETF purchases a municipal security at a market discount, any gain realized by such Fund upon sale or redemption of the municipal security will be treated as taxable interest income to the extent of the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Where the income required to be recognized as a result of the OID and/or market discount rules is not matched by a corresponding cash receipt by a Fund, the Fund may be required to borrow money or dispose of securities to enable the Fund to make distributions to its shareholders in order to qualify for treatment as a RIC and eliminate taxes at the Fund level.
Special rules apply if a Fund holds inflation-indexed bonds, such as Treasury Inflation-Protected Securities (TIPS). Generally, all stated interest on inflation-indexed bonds is taken into income by a Fund under its regular method of accounting for interest income. The amount of any positive inflation adjustment for a taxable year, which results from an increase in the inflation-adjusted principal amount of the bond, is treated as OID. The amount of a Fund's OID in a taxable year with respect to a bond will increase a Fund's taxable income for such year without a corresponding receipt of cash, until the bond matures. As a result, the Fund may need to use other sources of cash to satisfy its distribution requirements for the applicable year. The amount of any negative inflation adjustments, which result from a decrease in the inflation-adjusted principal amount of the bond, first reduces the amount of interest (including stated interest, OID, and market discount, if any) otherwise includable in the Fund's taxable income with respect to the bond for the taxable year; any remaining negative adjustments will be either treated as ordinary loss or, in certain circumstances, carried forward to reduce the amount of interest income taken into account with respect to the bond in future taxable years.
For tax years beginning after December 31, 2017 and before January 1, 2026, a noncorporate taxpayer is generally eligible for a deduction of up to 20% of the taxpayer's “qualified REIT dividends.” If a Fund receives dividends (other than capital gain dividends) in respect of U.S. REIT shares, the Fund may report its own dividends as eligible for the 20% deduction, to the extent the Fund's income is derived from such qualified REIT dividends, as reduced by allocable Fund expenses. In order for a Fund's dividends to be eligible for this deduction when received by a noncorporate shareholder, the Fund must meet certain holding period requirements with respect to the U.S. REIT shares on which the Fund received the eligible dividends, and the noncorporate shareholder must meet certain holding period requirements with respect to the Shares.
TAX-EXEMPT SHAREHOLDERS
Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, a Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in a Fund where, for example, (i) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or (ii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing a Fund from holding investments in REITs that hold residual interests in REMICs, and a Fund may do so. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.
108

Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Shares (among other categories of income), are generally taken into account in computing a shareholder's net investment income.
FOREIGN SHAREHOLDERS
Dividends, other than capital gains dividends and exempt-interest dividends, “short-term capital gain dividends” and “interest-related dividends” (described below), paid by a Fund to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law to the extent derived from investment income and short-term capital gain or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and the proper withholding form(s) to be submitted to a Fund. A non-U.S. shareholder who fails to provide an appropriate IRS Form W-8 may be subject to backup withholding at the appropriate rate.
Dividends reported by a Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund's “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund's “qualified short-term gain,” are generally exempt from this 30% withholding tax. “Qualified net interest income” is a Fund's net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of a Fund's net short-term capital gain for the taxable year over its net long-term capital loss, if any. In the case of Shares held through an intermediary, the intermediary may withhold even if a Fund reports the payment as an interest-related dividend or as a short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Unless certain non-U.S. entities that hold Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions (other than exempt-interest dividends) payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
Non-U.S. persons are subject to U.S. tax on disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is sometimes referred to as “FIRPTA gain.” The Internal Revenue Code provides a look-through rule for distributions of “FIRPTA gain” if certain requirements are met. If the look-through rule applies, certain distributions attributable to income treated as received by a Fund from REITs may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding taxes, and requiring non-U.S. investors to file nonresident U.S. income tax returns. Also, FIRPTA gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is treated as a corporation for federal income tax purposes. Under certain circumstances, Shares may qualify as USRPIs, which could result in 15% withholding on certain distributions and gross redemption proceeds paid to certain non-U.S. investors.
BACKUP WITHHOLDING
A Fund will be required in certain cases to withhold (as “backup withholding”) on amounts (including exempt-interest dividends) payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.
CREATION UNITS
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger's aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger's basis
109

in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Any gain or loss realized upon a creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the Shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held for more than one year, and otherwise, will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six (6) months or less will be disallowed to the extent of exempt-interest dividends paid with respect to the Creation Units, and to the extent not disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).
A Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in any deposit securities different from the market value of such securities on the date of deposit. A Fund also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.
If a Fund redeems Creation Units in cash, it may bear additional costs and recognize more capital gains than it would if it redeems Creation Units in kind.
Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.
CERTAIN POTENTIAL TAX REPORTING REQUIREMENTS
Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including significant penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
STATE TAX MATTERS
The discussion of state and local tax treatment is based on the assumptions that the Funds will qualify for treatment under Subchapter M of the Internal Revenue Code as RICs, that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each Fund will distribute all interest and dividends it receives to its shareholders. The tax discussion summarizes general state and local tax laws
110

which are currently in effect and which are subject to change by legislative, judicial or administrative action; any such changes may be retroactive with respect to the applicable Fund's transactions. Investors should consult a tax advisor for more detailed information about state and local taxes to which they may be subject.
Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders.
Capital Stock and Other Securities
Each Fund issues Shares of beneficial interest, par value $.01 per Share. The Board may designate additional funds.
Each Share issued by the Trust has a pro rata interest in the assets of the corresponding series of the Trust. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to each Fund, and in the net distributable assets of each Fund on liquidation.
Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust (“Funds”) vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other Funds, that fund will vote separately on such matter. Under Massachusetts law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust (regardless of the fund) have noncumulative voting rights for the election of Trustees. Under Massachusetts law, Trustees of the Trust may be removed by vote of the shareholders.
Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of each Fund's assets and operations, the risk to shareholders of personal liability is believed to be remote.
Shareholder inquiries may be made by writing to the Trust, c/o the Distributor, State Street Global Advisors Funds Distributors, LLC at One Iron Street, Boston, Massachusetts 02210.
Counsel and Independent Registered Public Accounting Firm
Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as counsel to the Trust. Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116, serves as the independent registered public accounting firm of the Trust. Ernst & Young LLP performs annual audits of the Funds' financial statements and provides other audit, tax and related services.
Local Market Holiday Schedules
The Trust generally intends to effect deliveries of portfolio securities on a basis of “T” plus two Business Days (i.e., days on which the NYSE is open), or in the case of the SPDR Global Dow ETF on a basis of “T” plus three Business Days, in the relevant foreign market of a Fund. The ability of the Trust to effect in-kind redemptions within two or three Business Days , as applicable, of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays on the relevant Business Days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in the United States, the redemption settlement cycle may be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within two or three Business Days, as applicable.
111

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with local market holiday schedules, may require a delivery process longer than the standard settlement period. In certain circumstances during the calendar year, the settlement period may be greater than seven calendar days.
Financial Statements
The financial statements and financial highlights of the Funds that were operating during the year ended June 30, 2023, along with the Report of Ernst & Young LLP, the Trust's Independent Registered Public Accounting Firm, included in the Trust's Annual Reports to Shareholders on Form N-CSR under the 1940 Act, are incorporated by reference into this Statement of Additional Information.
112

APPENDIX A
Standard & Poor's, a division of S&P Global (“S&P”), Long-Term Issue Ratings:
AAA	An obligation rated ‘AAA' has the highest rating assigned by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is extremely strong.
AA	An obligation rated ‘AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong.
A
An obligation rated ‘A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong.

BBB
An obligation rated ‘BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C
Obligations rated ‘BB', ‘B', ‘CCC', ‘CC', and ‘C' are regarded as having significant speculative characteristics. ‘BB' indicates the least degree of speculation and ‘C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB
An obligation rated ‘BB' is less vulnerable to nonpayment than other speculative issues.
However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

B
An obligation rated ‘B' is more vulnerable to nonpayment than obligations rated ‘BB', but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

CCC
An obligation rated ‘CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC
An obligation rated ‘CC' is currently highly vulnerable to nonpayment. The ‘CC' rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C
An obligation rated ‘C' is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D
An obligation rated ‘D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D' if it is subject to a distressed debt restructuring.

*
Ratings from ‘AA' to ‘CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
A-1

Moody's Investors Service, Inc.'s (“Moody's”) Long-Term Obligation Ratings:
Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
Note: For more information on long-term ratings assigned to obligations in default, please see the definition “Long-Term Credit Ratings for Defaulted or Impaired Securities” in the Other Definitions section of Moody's Rating Symbols and Definitions publication.
*
By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Fitch Ratings Ltd.'s (“Fitch”) Corporate Finance Obligations – Long-Term Ratings:
AAA: Highest Credit Quality. ‘AAA' ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality. ‘AA' ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High Credit Quality. ‘A' ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good Credit Quality. ‘BBB' ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative. ‘BB' ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
B: Highly Speculative. ‘B' ratings indicate that material credit risk is present.
CCC: Substantial Credit Risk. ‘CCC' ratings indicate that substantial credit risk is present.
CC: Very High Levels of Credit Risk. ‘CC' ratings indicate very high levels of credit risk.
C: Exceptionally High Levels of Credit Risk. ‘C' indicates exceptionally high levels of credit risk.
A-2

Appendix B
SPDR® Series Trust
SPDR® Index Shares Funds
SSGA Active Trust
(each, a “Trust” or “Fund,” and, collectively, the “Trusts” or “Funds”)
PROXY VOTING POLICY AND PROCEDURES
The Board of Trustees of the Trusts has adopted the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Trusts' investment portfolios.
1.
Proxy Voting Policy
The policy of each Trust is to delegate the responsibility for voting proxies relating to portfolio securities held by the Trusts to SSGA Funds Management, Inc., the Trusts' investment adviser (the “Adviser”), subject to the Trustees' continuing oversight.
2.
Fiduciary Duty
The right to vote proxies with respect to portfolio securities held by each Trust is an asset of the Trusts. The Adviser acts as a fiduciary of the Trusts and must vote proxies in a manner consistent with the best interest of the Trusts and its shareholders.
3.
Proxy Voting Procedures
A.
At least annually, the Adviser shall present to the Board of Trustees (the “Board”) its policies, procedures and other guidelines for voting proxies (“Policy”) and the Policy of any Sub-adviser (defined below) to which proxy voting authority has been delegated (see Section 9 below). In addition, the Adviser shall notify the Board of material changes to its Policy or the Policy of any Sub-adviser promptly and no later than the next regular meeting of the Board after such amendment is implemented.
B.
At least annually, the Adviser shall present to the Board its policy for managing the conflicts of interests that may arise through the Adviser's proxy voting activities. In addition, the Adviser shall report any Policy overrides involving portfolio securities held by the Trusts to the Trustees at the next regular meeting of the Board after such override(s) occur.
C.
At least annually, the Adviser shall inform the Trustees that a record is available for each proxy voted with respect to portfolio securities of each Trust during the year. Also see Section 5 below.
4.
Revocation of Authority to Vote
The delegation by the Trustees of the authority to vote proxies relating to portfolio securities of the Trusts may be revoked by the Trustees, in whole or in part, at any time.
5.
Annual Filing of Proxy Voting Record
The Adviser shall provide the required data for each proxy voted with respect to portfolio securities of a Trust to that respective Trust or its designated service provider in a timely manner and in a format acceptable to be filed in the Trust's annual proxy voting report on Form N-PX for the twelve-month period ended June 30. Form N-PX is required to be filed not later than August 31 of each year.
6.
Retention and Oversight of Proxy Advisory Firms
A.
In considering whether to retain or continue retaining a particular proxy advisory firm, the Adviser will ascertain whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues, act as proxy voting agent as requested, and implement the Policy. In this regard, the Adviser will consider, at least annually, among other things, the adequacy and quality of the proxy advisory firm's staffing and personnel and the robustness of its policies and procedures regarding its ability to identify and address any conflicts of interest. The Adviser shall, at least annually, report to the Board regarding the results of this review.
B-1

B.
The Adviser will request quarterly and annual reporting from any proxy advisory firm retained by the Adviser, and hold ad hoc meetings with such proxy advisory firm, in order to determine whether there has been any business changes that might impact the proxy advisory firm's capacity or competency to provide proxy voting advice or services or changes to the proxy advisory firm's conflicts policies or procedures. The Adviser will also take reasonable steps to investigate any material factual error, notified to the Adviser by the proxy advisory firm or identified by the Adviser, made by the proxy advisory firm in providing proxy voting services.
7.
Periodic Sampling
The Adviser will periodically sample proxy votes to review whether they complied with the Policy.
8.
Disclosures
A.
A Trust shall include in its registration statement:
1.
A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and
2.
A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust's toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission's (the “SEC”) website.
B.
A Trust shall include in its annual and semi-annual reports to shareholders:
1.
A statement disclosing that a description of the policies and procedures used by or on behalf of the Trust to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trust's toll-free telephone number; through a specified Internet address, if applicable; and on the SEC's website; and
2.
A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust's toll-free telephone number; or through a specified Internet address; or both; and on the SEC's website.
9.
Sub-Advisers
For certain Funds, the Adviser retains investment management firms (“Sub-advisers”) to provide day-to-day investment management services to the Trusts pursuant to sub-advisory agreements. It is the policy of the Trusts that the Adviser may delegate proxy voting authority with respect to a Fund to a Sub-adviser. Pursuant to such delegation, a Sub-adviser is authorized to vote proxies on behalf of the applicable Fund or Funds for which it serves as sub-adviser, in accordance with the Sub-adviser's proxy voting policies and procedures.
10.
Review of Policy
The Trustees shall review this policy to determine its continued sufficiency as necessary from time to time.
Adopted (SPDR Series Trust/SPDR Index Shares Funds):	May 31, 2006
Updated:	August 1, 2007
Amended:	May 29, 2009
Amended:	November 19, 2010
Adopted (SSGA Active Trust)/Amended:	May 25, 2011
Amended:	February 25, 2016
Amended:	August 17, 2023
B-2

APPENDIX C – ADVISER’S PROXY VOTING PROCEDURES AND GUIDELINES

March 2023

Global Proxy Voting and Engagement Principles

State Street Global Advisors, one of the industry’s largest institutional asset managers, is the investment management arm of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, State Street Global Advisors has discretionary proxy voting authority over most of its client accounts, and State Street Global Advisors votes these proxies in the manner that we believe will most likely protect and promote the long-term economic value of client investments, as described in this document.i

i

These Global Proxy Voting and Engagement Principles (the “Principles”) are also applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street Corporation. Additionally, State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with the Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets.

State Street Global Advisors’ Authority and Duties to Vote Client and Fund Securities	Where State Street Global Advisors’ clients have asked it to vote their shares on their behalf or where a commingled fund fiduciary has delegated the responsibility to vote the fund’s securities to State Street Global Advisors, State Street Global Advisors votes those client and fund-owned securities in a unified manner, consistent with the Principles described in this document. Exceptions to this unified voting policy are: (1) where State Street Global Advisors has made proxy voting choices (i.e., the proxy voting program) available to investors within a commingled fund, in which case a pro rata portion of shares held by the fund attributable to investors who choose to participate in the proxy voting program would be voted consistent with the third-party proxy voting policies selected by the investors, and (2) in the limited circumstances where a pooled investment vehicle managed by State Street Global Advisors utilizes a third party proxy voting guideline as set forth in that fund’s organizational and/or offering documents. With respect to such funds utilizing third-party proxy voting guidelines, the terms of the applicable third-party proxy voting guidelines shall apply in place of the Principles described herein and the proxy votes implemented with respect to such a fund may differ from and be contrary to those votes implemented for other portfolios managed by State Street Global Advisors pursuant to its proprietary proxy voting guidelines.

The Principles-State Street Global Advisors’ Approach to Proxy Voting and Issuer Engagement	At State Street Global Advisors, we take our fiduciary duties as an asset manager very seriously. We have a dedicated team of corporate governance professionals who help us carry out our duties as a responsible investor. These duties include engaging with companies, developing and enhancing in-house corporate governance guidelines, analyzing corporate governance issues on a case-by-case basis at the company level, and exercising voting rights. The underlying goal is to maximize shareholder value.

The Principles may take different perspectives on common governance issues that vary from one market to another. Similarly, engagement activity may take different forms in order to best achieve long-term engagement goals. Rather than divesting from portfolio companies, our approach is to engage with such companies. We believe that proxy voting and engagement with portfolio companies is often the most direct and productive way for shareholders to exercise their ownership rights. This comprehensive toolkit is an integral part of the overall investment process.

We believe engagement and voting activity have a direct relationship. As a result, the integration of our engagement activities, while leveraging the exercise of voting rights, provides a meaningful shareholder tool that we believe protects and enhances the long-term economic value of the holdings in our clients’ accounts. We maximize voting power and engagement by maintaining a centralized proxy voting and active ownership process covering all holdings, regardless of strategy. Despite the vast array of investment strategies and objectives across State Street Global Advisors, the fiduciary responsibilities of share ownership and voting for which State Street Global Advisors has voting discretion are carried out with a single voice and objective.

The Principles support governance structures that we believe add to, or maximize, shareholder value for the companies held in our clients’ portfolios. We conduct issuer-specific engagements with companies to discuss our principles, including sustainability-related risks and opportunities. In addition, we encourage issuers to find ways to increase the amount of direct communication board members have with shareholders. Direct communication with executive board members and independent non-executive directors is critical to helping companies understand shareholder concerns.

In conducting our engagements, we also evaluate the various factors that influence the corporate governance framework of a country, including the macroeconomic conditions and broader political system, the quality of regulatory oversight, the enforcement of property and shareholder rights, and the independence of the judiciary. We understand that regulatory requirements and investor expectations relating to governance practices and engagement activities differ from country to country. As a result, we engage with issuers, regulators, or a combination of the two depending upon the market. We are also a member of various investor associations that seek to address broader corporate governance-related policy at the country level.

The State Street Global Advisors Asset Stewardship Team may consult with members of various investment teams to engage with companies on corporate governance issues and to address any specific concerns. This facilitates our comprehensive approach to information gathering as it relates to items that are to be voted upon at upcoming shareholder meetings. We also conduct issuer-specific engagements with companies, covering various corporate governance and sustainability-related topics outside of proxy season.

The Asset Stewardship Team employs a blend of quantitative and qualitative research, analysis and data in order to support screens that identify issuers where active engagement may be necessary to protect and promote shareholder value. Issuer engagement may also be event-driven, focusing on issuer-specific corporate governance or sustainability concerns, or broader industry-related trends. We also consider the size of our total position in the issuer in question and/or the potential negative governance, performance profile, and circumstance at hand. As a result, we believe issuer engagement can take many forms and be triggered by numerous circumstances. The following approaches represent how we define engagement methods:

Active	We use screening tools designed to capture a mix of company-specific data, including governance and sustainability profiles, to inform our voting and engagement activity.

We will actively seek direct dialogue with the board and management of companies that we have identified through our screening processes. Such engagements may lead to further monitoring to ensure that the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for us to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

Reactive	Reactive engagement is initiated by issuers. We routinely discuss specific voting issues and items with the issuer community. Reactive engagement is an opportunity to address not only voting items, but also a wide range of governance and sustainability issues.

We have established an engagement protocol that further describes our approach to issuer engagement.

Measurement	Our stewardship activities are designed to have an impact on company-specific and market-level disclosure and oversight practices that we believe protect and promote shareholder value.

Company-specific successes Assessing the effectiveness of our company-specific engagement process can be challenging to measure. To limit subjectivity in measuring our success, we actively seek issuer feedback and monitor the actions taken by issuers post-engagement in order to identify tangible changes. This enables us to establish indicators to gauge how issuers respond to our concerns and to what degree these responses satisfy our requests. It is also important to note that successful engagement activity can be measured over multiple years depending on the facts and circumstances involved. These engagements not only inform our voting decisions but also allow us to monitor improvement over time and to contribute to our evolving perspectives on priority areas. We also track the impact of our proxy votes by reviewing changing trends in market practices on specific corporate-governance or sustainability-related issues that we address through voting action. We report engagement and voting actions to clients on an annual basis.

Market-level successes We track the broader adoption of our stewardship priorities — Effective Board Oversight, Climate Risk Management, Human Capital Management, and Diversity, Equity, and Inclusion - which we consider core to creating long-term value, by assessing the number of market participants that have embraced positions consistent with our thought leadership and advocacy.

Proxy Voting Procedure

Oversight	The Asset Stewardship Team is responsible for developing and implementing State Street Global Advisors’ Global Proxy Voting and Engagement Principles, Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, regional proxy voting and engagement guidelines, and guidance published thereunder by State Street Global Advisors from time to time, available at ssga.com/about-us/asset-stewardship.html (collectively, the “Voting Policy”), the implementation of third-party proxy voting guidelines where applicable, case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues. The Asset Stewardship Team’s activities are overseen by our internal governance body, State Street Global Advisors’ ESG Committee (the “ESG Committee”). The ESG Committee is responsible for reviewing State Street Global Advisors’ stewardship strategy, engagement priorities, and proxy voting guidelines, and for monitoring the delivery of voting objectives.

Proxy Voting Process	In order to facilitate our proxy voting process, we retain Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance. We utilize ISS to: (1) act as our proxy voting agent (providing State Street Global Advisors with vote execution and administration services), (2) assist in applying the Voting Policy, (3) provide research and analysis relating to general corporate governance issues and specific proxy items, and (4) provide proxy voting guidelines in limited circumstances.

All voting decisions and engagement activities are undertaken in accordance with our in-house Voting Policy, ensuring that the interests of our clients remain the sole consideration when discharging our stewardship responsibilities. Exceptions to this policy is the use of an independent third party to vote on State Street stock and other State Street Global Advisors affiliated entities, to mitigate a conflict of interest of voting on our parent company or affiliated entities, and other situations where we retain an independent fiduciary to make a voting decision where we believe we may be conflicted from voting (for example, due to an outside business interest). In such cases, delegated third parties exercise vote decisions based upon State Street Global Advisors’ Proxy Voting and Engagement Guidelines.

We aim to vote at all shareholder meetings where our clients have given us the authority to vote their shares and where it is feasible to do so. However, when we deem appropriate, we could refrain from voting at meetings in cases where:

• Power of attorney documentation is required.

• Voting will have a material impact on our ability to trade the security.

• Voting is not permissible due to sanctions affecting a company or individual.

• Issuer-specific special documentation is required or various market or issuer certifications are required.

•  Unless a client directs otherwise, State Street Global Advisors will not vote proxies in so-called “share blocking” markets (markets where proxy voters have their securities blocked from trading during the period of the annual meeting).

Additionally, we are unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting-specific fee in excess of the typical custody service agreement.

In rare circumstances where nuances within specific resolutions fall outside of the scope of existing voting guidelines, requiring case-by-case analysis, such resolutions are escalated to the head of Asset Stewardship and reported to the ESG Committee. Additionally, in certain cases, where a material conflict of interest is identified, the matter may be referred to the ESG Committee for review.

Conflict of Interest	See our standalone Conflicts Mitigation Guidelines.

Proxy Voting and Engagement Principles

Directors and Boards	The election of directors is one of the most important fiduciary duties we perform on behalf of our clients. We believe that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, we seek to vote director elections in a way that we believe will maximize long-term value.

Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. This concept establishes the standard by which board and director performance is measured. In order to achieve this fundamental principle, the role of the board is to carry out its responsibilities in the best long-term interest of the company and its shareholders. An independent and effective board sets the strategy and provides guidance on strategic matters, oversees management, selects the CEO and other senior executives, creates a succession plan for the board and management, provides risk oversight, and assesses the performance of the CEO and management. In contrast, management implements the business and capital allocation strategies and runs the company’s day-to-day operations. As part of our engagement process, we routinely discuss the importance of these responsibilities with the boards of issuers.

We believe the quality of a board is a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. In voting to elect nominees, we consider many factors. We believe independent directors are crucial to good corporate governance; they help management establish sound corporate governance policies and practices. A sufficiently independent board will effectively monitor management, maintain appropriate governance practices, and perform oversight functions necessary to protect shareholder interests. We also believe the right mix of skills, independence, diversity, and qualifications among directors provides boards with the knowledge and direct experience to manage risks and operating structures that are often complex and industry-specific.

Accounting and Audit- Related Issues	We believe audit committees are critical and necessary as part of the board’s risk oversight role. The audit committee is responsible for setting out an internal audit function that provides robust audit and internal control systems designed to effectively manage potential and emerging risks to the company’s operations and strategy. We believe audit committees should have independent directors as members, and we will hold the members of the audit committee responsible for overseeing the management of the audit function.

We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of the internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. It is important for the audit committee to appoint external auditors who are independent from management as we expect auditors to provide assurance of a company’s financial condition.

Capital Structure, Reorganization and Mergers	The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to a shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards. When making such a decision, we believe the company should disclose a comprehensive business rationale that is consistent with corporate strategy and not overly dilutive to its shareholders.

Mergers or reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In evaluating mergers and acquisitions, we consider the impact of the corporate governance provisions to shareholders. In all cases, we use our discretion in order to maximize shareholder value.

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer to make an offer, or to reduce the likelihood of a successful offer. We do not support proposals that reduce shareholders’ rights, entrench management, or reduce the likelihood of shareholders’ right to vote on reasonable offers.

Compensation	We consider it the board’s responsibility to identify the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides our analysis of executive compensation: we believe that there should be a direct relationship between executive compensation and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, as well as with corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also consider executive compensation practices when re-electing members of the remuneration committee.

We recognize that compensation policies and practices are unique from market to market; often there are significant differences between the level of disclosures, the amount and forms of compensation paid, and the ability of shareholders to approve executive compensation practices. As a result, our ability to assess the appropriateness of executive compensation is often dependent on market practices and laws.

Environmental and Social Issues	As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social issues. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material environmental or social topic would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social topics, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, available at

ssga.com/about-us/asset-stewardship.html.

General/Routine	Although we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight and input into management decisions that may affect a company’s value. We support proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.

Fixed Income Stewardship	The two elements of our fixed income stewardship program are:

Proxy Voting:

While matters that arise for a vote at bondholder meetings vary by jurisdiction, examples of common proxy voting resolutions at bondholder meetings include:

• Approving amendments to debt covenants and/or terms of issuance

• Authorizing procedural matters, such as filing of required documents/other formalities

• Approving debt restructuring plans

• Abstaining from challenging the bankruptcy trustees

• Authorizing repurchase of issued debt security

• Approving the placement of unissued debt securities under the control of directors

• Approving spin-off/absorption proposals

Given the nature of the items that arise for vote at bondholder meetings, we take a case-by-case approach to voting bondholder resolutions. Where necessary, we will engage with issuers on voting matters prior to arriving at voting decisions. All voting decisions will be made in the best interest of our clients.

Issuer Engagement:

We recognize that debt holders have limited leverage with companies on a day-to-day basis. Our guidelines for engagement with fixed income issuers broadly follow the engagement guidelines for our equity holdings, as described above.

Securities on Loan	As a responsible investor and fiduciary, we recognize the importance of balancing the benefits of voting shares and the incremental lending revenue for the pooled funds that participate in State Street Global Advisors’ securities lending program (the “Funds”). Our objective is to recall securities on loan and restrict future lending until after the record date for the respective vote in instances where we believe that a particular vote could have a material impact on the Funds’ long-term financial performance and the benefit of voting shares will outweigh the forgone lending income.

Accordingly, we have set systematic recall and lending restriction criteria for shareholder meetings involving situations with the highest potential financial implications (such as proxy contests and strategic transactions including mergers and acquisitions, going dark transactions, change of corporate form, bankruptcy and liquidation).

Generally, these criteria for recall and restriction for lending only apply to certain large cap indices in developed markets.

State Street Global Advisors monitors the forgone lending revenue associated with each recall to determine if the impact on the Funds’ long-term financial performance and the benefit of voting shares will outweigh the forgone lending income.

Although our objective is to systematically recall securities based on the aforementioned criteria, we must receive notice of the vote in sufficient time to recall the shares on or before the record date. In cases in which we do not receive timely notice, we may be unable to recall the shares on or before the record date.

Reporting	We provide transparency for our stewardship activities through our regular client reports and relevant information reported online. We publish an annual stewardship report that provides details of our stewardship approach, engagement and voting policies, and activities during the year. The annual report is complemented by quarterly stewardship activity reports as well as the regular publication of thought leadership on governance and sustainability on our website. Our voting record information is available on Vote View, an interactive platform that provides relevant company details, proposal types, resolution descriptions, and records of our votes cast.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.62 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.
† This figure is presented as of March 31, 2023 and includes approximately $65.03 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

ssga.com

Marketing communications

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global

Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s

Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College

Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay,

Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200.

Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39

02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan,

Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor,

Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No.

5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395

6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies.

A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1551551-3479888.7.2.GBL.RTL 0423 Exp. Date: 03/31/2024

April 2023

Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors

Information Classification: Limited Access

Overview	Our primary fiduciary obligation to our clients is to maximize the long-term returns of their investments. It is our view that material sustainability considerations, including material environmental and social (E&S) issues, can present material risks and/or opportunities that impact long-term value creation. This philosophy provides the foundation for our value-based approach to Asset Stewardship.

We regularly identify stewardship priorities that we believe are important for our portfolio companies to consider.

Our Approach to Assessing E&S Factors

While we believe that E&S factors can expose companies to material risks as well as drive long-term value creation, the materiality of specific E&S factors varies across industries, markets, and specific companies. We leverage several inputs to inform our views on an E&S issue at a given company, including:

•  Established frameworks, including The Sustainability Accounting Standards Board’s (SASB) Standards, the Task Force on Climate-related Financial Disclosures (TCFD) Framework, etc.

•  Academic research and other expert insights

•  Disclosure expectations required by regulation

•  Market expectations for the sector and industry

We expect companies to disclose information regarding their approach to identifying and managing E&S-related risks and opportunities they have deemed to be material, as well as the board’s oversight of these risks and opportunities.

Our Approach to E&S Factors Through Engagements	The Asset Stewardship team regularly identifies thematic stewardship priorities that will be addressed across different engagement meetings. We focus on priorities that we consider important to be considered by the portfolio companies in which we invest our clients’ assets. These engagements help us to establish disclosure expectations and to more fully understand the nuanced challenges that companies seek to address related to E&S factors. Establishing robust disclosure expectations allows us to monitor companies’ progress toward alignment with our relevant disclosure expectations, and contributes to our perspectives on our stewardship priority areas.

Through engagement, we address a broad range of factors that align with our stewardship priorities and seek to foster constructive, long-term relationships with issuers. We view engagements as part of an ongoing dialogue, versus a series of one-off conversations. During conversations with issuers, we share expectations and perspectives on key dimensions of E&S factors, and seek to understand how companies and their boards manage and oversee related risks and opportunities.

Information Classification: Limited Access

The Use of R-Factor in Engagements

R-Factor™ is a scoring system created by State Street Global Advisors that measures the performance of a company’s business operations and governance as it relates to material ESG factors facing the company’s industry. SSGA uses R-Factor as a consideration when prioritizing engagements. State Street Global Advisors may also engage with a company regarding its R-Factor™ score at the request of the company.

Analyzing E&S Proposals

When analyzing shareholder proposals related to E&S factors, we consider the following factors:

•  The materiality of the E&S factors in the proposal to the company’s business and sector (see “Our Approach to Assessing Materiality and Relevance of E&S Factors” above)

•  The content and intent of the proposal, including whether the adoption of such a proposal would provide information to allow investors to better understand risk and opportunities in the context of the company’s disclosure and practices

•  The strength of board oversight of the company’s relevant sustainability practices, as well as responsiveness to engagement

•  Binding nature or prescriptiveness of proposal

For proposal topics for which we have developed guidance, we leverage the specific guidance, found in the Appendix, as a benchmark to analyze a company’s disclosures relative to our expectations for the relevant E&S factor.

For proposal topics for which we have not published guidance, we evaluate the company’s determination of materiality of the proposal to the company’s business and operations and the company’s related disclosures and oversight.

Voting on E&S Proposals

Below is the approach we follow when voting on E&S proposals:

•  FOR We will consider voting for proposals that we believe will lead to increased alignment with our expectations, including those set out in the attached Appendix;

•  ABSTAIN We will consider voting abstain when we support some elements of a proposal’s request, or recognize a company’s commitment to implement related disclosure and/or oversight practices;

•  AGAINST We will consider voting against proposals that we believe are immaterial, overly prescriptive, or would not further our disclosure and oversight expectations, including those set out in the Appendix.

Information Classification: Limited Access

Appendix

Guidance on Common Environmental and Social Proposal Topics

The following provides an overview of State Street Global Advisors’ public guidance related to common environmental and social shareholder proposal topics. We leverage this to inform our analysis of relevant shareholder proposals as it applies to companies in our portfolios.

Climate Change

We expect all companies to provide public disclosures in accordance with the following four pillars of the Taskforce for Climate-related Financial Disclosures (TCFD) framework:

1.  Governance;

2.  Strategy;

3.  Risk Management; and

4.  Metrics and Targets.

Additionally, we expect companies in carbon-intensive sectors to disclose:

Interim greenhouse gas emissions reduction targets to accompany long-term climate ambitions

Discussion of impacts of scenario-planning on strategy and financial planning Incorporation of climate considerations in capital allocation decisions

Scope 1, 2, and material categories of Scope 3 greenhouse gas emissions

For additional context on our expectations for relevant disclosures, please review our related guidance.

Diversity, Equity, and Inclusion

We expect all companies to provide public disclosure in the following key areas:

1.  Board Oversight — Describe how the board executes its oversight role in risks and opportunities related to diversity and inclusion;

2.  Strategy — Articulate the role diversity (of race, ethnicity, and gender, at minimum) plays in the company’s broader human capital management practices and long-term strategy;

3.  Goals — Describe what diversity, equity, and inclusion-related goals exist, how these goals contribute to the company’s overall strategy, and how they are managed and progressing;

Information Classification: Limited Access

4. Metrics — Provide measures of the diversity of the company’s global employee base and board, including:

-   Workforce — Employee diversity by race, ethnicity, and gender (at minimum). We expect to see this information to be broken down by industry-relevant employment categories or levels of seniority, for all full-time employees. In the US, companies are expected to at least use the disclosure framework set forth by the United States Equal Employment Opportunity Commission’s EEO-1 Survey. Non-US companies are encouraged to disclose this information in alignment with SASB guidance and nationally appropriate frameworks; and,

- Board — Diversity characteristics, including racial, ethnic, and gender makeup (at minimum) of the board of directors; and

5.  Board Diversity — Articulate goals and strategy related to diverse representation at the board (including race, ethnicity, and gender, at minimum), including how the board reflects the diversity of the company’s workforce, community, customers, and other key stakeholders.

For additional context on our expectations for relevant disclosures, please review our related guidance.

Civil Rights Risks

We expect all companies in the US to provide public disclosure on:

1.  Risks related to civil rights, including risks associated with products, practices, and services ;

2.  Plans to manage and mitigate these risks; and

3.  Processes at the board for overseeing such risks (e.g., committee responsible, frequency of discussions, etc.).

For additional context on our expectations for relevant disclosures, please review our related guidance.

Pay Equity

We expect all companies in the US and the UK to provide public disclosure on:

1.  Adjusted pay gaps related to race and gender within the company (Disclosure of the unadjusted pay gap is also encouraged, but not expected outside of the UK market at this time);

2.  Strategy to achieve and maintain pay equity; and

3.  Role of the board in overseeing pay strategies as well as Diversity, Equity and Inclusion efforts.

For additional context on our expectations for relevant disclosures, please review our related guidance.

Information Classification: Limited Access

Human Rights

We expect companies to disclose whether they have established processes for identifying risks related to human rights. If any material human rights risks are identified, we expect further public disclosure describing:

1.  Human rights-related risks the company considers most material;

2.  Plans to manage and mitigate these risks;

3.  Board oversight of these risks; and

4.  Assessment of the effectiveness of the human rights risk management program.

For additional context on our expectations for relevant disclosures, please review our related guidance.

Human Capital Management

We expect all companies to provide public disclosure on:

1.  Board oversight — Methods outlining how the board oversees human capital-related risks and opportunities;

2.  Strategy — Approaches to human capital management and how these advance the long-term business strategy;

3.  Compensation — Strategies throughout the organization that aim to attract and retain employees, and incentivize contribution to an effective human capital strategy;

4.  Voice — Channels to ensure the concerns and ideas from workers are solicited and acted upon, and how the workforce is engaged and empowered in the organization; and

5.  Diversity, equity, and inclusion — Efforts to advance diversity, equity, and inclusion (see our complementary Guidance on Diversity Disclosures & Practices for additional context).

For additional context on our expectations for relevant disclosures, please review our related guidance.

Environmental Impacts

If material risks related to adverse environmental impacts from company operations have been identified, we expect companies to disclose information related to:

1.  Adverse environmental impacts the company considers most material, including relevant demographic data where applicable;

2.  Management of material risks from company operations, including the role of stakeholders; and

3.  Board oversight of such risks.

Information Classification: Limited Access

Deforestation-Intensive Companies

We expect companies that have determined deforestation is a material risk to their business and operations to disclose:

1.  Strategy to assess and manage deforestation-related risks and opportunities for high-risk commodities in the company’s operations and/or business value chain (e.g., supply chain monitoring and engagement, greenhouse gas emissions linked to deforestation, product certifications, stakeholder engagement);

2.  Quantitative and/or qualitative metrics and time-bound targets used to assess and manage risks and opportunities related to high deforestation-risk commodities in the company’s operations and/or business value chain; and

3.  Board oversight and accountability for deforestation and/or land use-related risks.

For additional context on our expectations for relevant disclosures and leading practices, please review our related insights gained from engaging with our portfolio companies in deforestation-intensive sectors.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.62 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.
† This figure is presented as of March 31, 2023 and includes approximately $65.03 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

Information Classification: Limited Access

ssga.com

State Street Global Advisors

Marketing Communication

Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir

John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street

Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors

Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. South Africa: State Street Global Advisors Limited is regulated by the Financial Sector Conduct Authority in South Africa under license number 42670. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

Information Classification: Limited Access

Important Risk Information

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended May 26, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1533400-3479887.5.1.GBL.RTL 0423

Exp. Date: 06/30/2024

Information Classification: Limited Access

March 2023

Conflicts Mitigation Guidelines Managing Conflicts of Interest Arising from State Street Global Advisors’ Proxy Voting and Engagement Activity

State Street Corporation has a comprehensive standalone Conflicts of Interest Policy and other policies that address a range of identified conflicts of interests. In addition, State Street Global Advisors, the asset management business of State Street Corporation, maintains a conflicts register that identifies key conflicts and describes systems in place to mitigate the conflicts. This document* is designed to act in conjunction with related policies and practices employed by other groups within the organization. Further, it complements those policies and practices by providing information about managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.

*

These Managing Conflicts of Interest Arising From State Street Global Advisors’ Proxy Voting and Engagement Activity Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

Managing Conflicts of Interest Related to Proxy Voting and Engagement

State Street Global Advisors has implemented processes designed to prevent undue influence on State Street Global Advisors’ voting and engagement activities that may arise from relationships between proxy issuers or companies and State Street Corporation, State Street Global Advisors,

State Street Global Advisors affiliates, State Street Global Advisors Funds, or State Street Global Advisors Fund affiliates. State Street Global Advisors assigns sole responsibility for the implementation of proxy voting guidelines to members of its Asset Stewardship Team, a team that is independent from other functions within the organization, such as sales and marketing, investment, or client facing teams. Proxy voting is undertaken in accordance with the Global Proxy Voting and Engagement Principles, Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, regional proxy voting and engagement guidelines and guidance published thereunder by State Street Global Advisors from time to time (the “Voting Policy”), which are reviewed and overseen by the State Street Global Advisors’ ESG Committee (the “ESG Committee”). Any changes to the Voting Policy are communicated to Asset Stewardship Team employees in a timely manner to ensure that they understand the potential impact to their proxy voting activities. In rare circumstances where nuances within specific proxy proposals fall outside of the scope of the Voting Policy, requiring case-by-case analysis, such proposals are escalated to the head of Asset Stewardship and reported to the ESG Committee. Voting consistently with the Voting Policy helps mitigate potential conflicts of interest, as the Voting Policy is determined without reference to any specific entities or relationship.

Members of the Asset Stewardship Team may from time to time discuss views on proxy voting matters, company performance, strategy, etc. with other State Street Corporation or State Street Global Advisors employees, including portfolio managers, senior executives, and relationship managers. However, final voting decisions are made solely by the Asset Stewardship Team, in accordance with the Voting Policy and in a manner consistent with the best interest of its clients, taking into account various perspectives on risks and opportunities with the goal of maximizing the value of client assets. Except in certain jurisdictions where proxy voting decisions are regularly disclosed prior to voting pursuant to local custom, Asset Stewardship Team employees are generally prohibited from disclosing State Street Global Advisors’ voting decisions prior to the meetings. In addition, State Street Global Advisors generally exercises a single voting decision for each ballot item across the client accounts for which it is responsible for proxy voting regardless of investment strategy.[1] In certain cases, where a material conflict of interest is identified, the matter may be referred to the ESG Committee for review.

Other protocols designed to help mitigate potential conflicts of interest include:

1  Exceptions to this unified voting policy are where: (1) State Street Global Advisors has made proxy voting choices (i.e., the State Street Global Advisors proxy voting program) available to investors within a pooled investment vehicle, in which case a pro rata portion of shares held by the fund attributable to investors who choose to participate in the proxy voting program would be voted consistent with the third-party proxy voting policies selected by the investors, and (2) in limited circumstances, certain pooled investment vehicles for which State Street Global Advisors acts as investment manager may, pursuant to their governing documents, utilize proxy voting guidelines developed by third-party advisors.

Types of Potential Conflict	Stewardship Conflict of Interest Description	Typical Conflict Mitigation Protocols That We Employ

Business relationships	A conflict of interest may arise where, for example, we hold investments in companies with which we, or our affiliates, have material business relationships.

Assigning sole responsibility for the implementation of proxy voting guidelines to members of Asset Stewardship Team and voting in accordance with the Voting Policy are our primary conflict mitigation protocols. Furthermore, the voting rationale is recorded to provide transparency.

Additional mitigation steps may be implemented on a case-by-case basis. This may include, for example, blackout periods for communications with issuers/clients.

Equity investments	A conflict of interest may arise where client accounts and/ or State Street Global Advisors pooled funds, where State Street Global Advisors acts as trustee, may hold shares in State Street Corporation or other State Street Global Advisors affiliated entities, such as mutual funds affiliated with SSGA Funds Management, Inc.	Mitigants may include, for example, outsourcing voting decisions relating to a shareholder meeting of State Street Corporation or other State Street Global Advisors affiliated entities to independent outside third parties. In such cases, delegated third parties exercise voting decisions based upon State Street Global Advisors’ Voting Policy.

Outside business interest	A conflict of interest may arise where an Asset Stewardship Team employee or a key employee in the firm has an outside business interest (such as a director role in a company we invest in, or in the same industry as we invest).

State Street Global Advisors maintains an Outside Activities Policy and employees must submit a request requiring approval before undertaking any outside activities that are captured by the Outside Activities Policy. The request will be reviewed by the employee’s manager and the Conduct Risk Management Office to ensure compliance with applicable policies and procedures (such as the Global Anti-Corruption Policy and the Standard of Conduct) and ensure potential conflicts are mitigated.

Additional mitigation steps may be implemented on a case-by-case basis. This may include, for example, retaining an independent fiduciary to make a voting decision where State Street Global Advisors believes it may be conflicted from voting due to an employee’s outside business interest.

Other personal conflicts	A conflict of interest may arise where a family member or other personal contact of an employee is employed by a company in which we invest.	Mitigation steps may be implemented for personal conflicts on a case-by-case basis. This may include, for example, filing a Personal Conflicts declaration with a mitigation strategy to document how the conflict will be avoided. Such strategies may include, for example, a member of the Asset Stewardship Team with a conflict recusing him/herself from voting and participating in engagement activities at the relevant company, and implementing blackout periods for communications with issuers/clients.

Securities lending	We may lend securities that we hold in one of our portfolios to another financial counterparty. This may create a conflict of interest regarding whether to recall those securities to enable us to vote on behalf of the portfolio in a shareholder resolution, which may impact the intended securities lending income.	Our approach to securities lending recall, and any potential conflicts that may be created through our securities lending recall activity, is governed by the Securities Lending Recall for Proxy Voting Procedure, which is co-owned by the Asset Stewardship Team, Securities Lending Team and Proxy Operations Group. The conflict mitigation protocols include predefining criteria to systematically recall shares, periodic review of the recall procedure by relevant stakeholders, and periodic reporting of recall activities and associated forgone lending income to the relevant internal governance bodies.

About State Street Global Advisors

For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.
† This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

ssga.com

Marketing communication

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number

49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan)

Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and

regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies.

A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a

‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1482714-3479898.4.1.GBL.RTL 0323 Exp. Date: 03/31/2024

March 2023

State Street Global Advisors’ Global Issuer and Stakeholder Engagement Guidelines

State Street Global Advisors has developed engagement guidelines to increase transparency around our engagement philosophy, approach, and processes. These guidelines are designed to communicate with our investee companies regarding the objectives of our engagement activities and to facilitate a better understanding of our preferred terms of engagement. The guidelines also outline our approach to engaging with activist investors and shareholder proposal proponents.

State Street Global Advisors’ engagement activities are driven exclusively by our goal to maximize and protect the long-term value of our clients’ assets.

State Street Global Advisors’ Methodology for Developing its Annual Engagement Strategy	While we would like to maintain a dialogue with all of our portfolio companies, we recognize the need to focus our engagement efforts where we believe we will have maximum impact. Each year, as part of its strategic review process, the Asset Stewardship Team develops an annual engagement strategy, and it accordingly identifies a priority list of companies that we intend to engage with during the year. We focus on priorities that we consider important to be considered by the portfolio companies in which we invest our clients’ assets.

The intensity and type of engagement with a company is determined by State Street Global Advisors’ relative and absolute holdings in that company. In addition, we factor in geographic diversity in our engagement efforts to reflect the level of economic exposure to various markets. Finally, we also consider the engagement culture in a market or geographic region when developing our engagement priority list and approach.

State Street Global Advisors meets with companies through in-person and virtual meetings. We prefer virtual meetings as we believe this is cost effective for our clients and investee companies. This also helps us minimize our global carbon footprint.

Helpful Information to Include in Engagement Request Emails to State Street Global Advisors

To help expedite the review of engagement requests, please include the following information in engagement request emails to State Street Global Advisors:

•  Company name and identifier (i.e. ticker)

•  Topics the issuer is interested in discussing

•  Upcoming meeting date, if applicable

•  Issuer attendees and their titles

All requests for engagement should be sent to the Asset Stewardship Team at GovernanceTeam@ssga.com.

Guidelines for Engaging with Investee Companies

•  During the ‘proxy season’, we prioritize conversations related to companies’ shareholder meetings. In the ‘off-season’, we discuss our focus areas and stewardship priorities with companies for whom these topics are most material.

•  We believe that as a long-term shareholder with substantial holdings, it is important to establish a relationship and have a direct communication channel with independent directors in our investee companies. Therefore, as part of our engagement process, we prefer to meet with the non-executive chairperson/lead independent director and/or representative of key board committees. Such meetings help us assess the quality and effectiveness of the board, the extent of the oversight of management, and the board’s perspectives on key issues, such as strategy, risk, capital allocation, and compensation. It also allows us to escalate matters to the board’s attention if management has been unresponsive to suggestions discussed during prior engagements.

•  After our initial meeting with members of the board, the frequency of desired follow-up meetings is determined by the nature of the issues discussed. We will outline expectations and timelines for subsequent meetings during the discussion. We follow similar guidelines for meeting requests with C-suite management representatives at companies.

•  Typically, we allow additional capacity for reactive engagement in Q2 for markets such as the US, UK, EU, and Japan (Q4 for Australian companies) where the majority of the companies have general meetings between the months of April and June.

•  We reserve the Q1, Q3, and Q4 time periods to conduct the majority of our active engagements with some room for reactive engagement with companies that have experienced a significant event or are seeking approval for a corporate transaction, board transition, or other material concern.

• Instances in which we are likely to accept engagement requests include instances when:

– We have concerns about a ballot item; and

– We believe that engagement will better inform our voting decision; and/or

– We want to discuss material risks with a company

• Instances in which we are likely to decline engagement requests include instances when:

– We do not have any immediate concerns about a ballot item

– We believe we have adequate information to make an informed voting decision on a ballot item

– Our position on a ballot item is addressed in our public policy statement

– We have actively engaged with the company on matters pertaining to the ballot proposal outside the ‘proxy season’

– We believe that the matter is best discussed outside the vote solicitation period

• If we have provided feedback during the vote solicitation period, we believe that any follow-up discussion with the company should focus on the board or company’s response to our feedback

• We track all feedback provided to investee companies and routinely conduct follow-up engagements to assess the progress made by a company toward the incorporation of our feedback

• We welcome written submission of changes made by the board to the company’s governance or remuneration policies and practices

Guidelines for Engaging with Other Investors Soliciting State Street Global Advisors’ Votes in Connection with Vote-No Campaigns or Shareholder Proposals	We believe it is good practice for us to speak to other investors that are running proxy contests, putting forth vote-no campaigns, or proposing shareholder proposals at investee companies. However, we generally limit such discussions with investors to one engagement unless we believe that it is necessary for us to have a follow-up call. We welcome the opportunity to review materials sent in advance of the proposed discussion. To the extent possible, we review all materials made publicly available by the investor or the company on a contested ballot item before making a voting decision. Our primary purpose of engaging with investors is:

• To gain a better understanding of their position or concerns at investee companies.

• In proxy contest situations:

– To assess possible director candidates where investors are seeking board representation in proxy contest situations

– To understand the investor’s proposed strategy for the company and investment time horizon to assess their alignment with State Street Global Advisors’ views and interests as a long-term shareholder

All requests for engagement should be sent to GovernanceTeam@ssga.com.

Investor Engagement Protocol

State Street Global Advisors encourages boards of directors to develop an investor engagement protocol or plan that establishes policies and mechanisms through which independent directors communicate with and receive feedback from institutional investors. The protocol would help foster strong relationships between a company’s directors and its investors, while promoting transparency, responsibility, and accountability of the board.

The protocol should identify key independent directors (such as a non-executive chairman, lead independent director, or a representative of a key board committee), who would be mandated to engage with shareholders on a range of topics that are of interest to State Street Global Advisors and/or other institutional investors. A robust engagement protocol would also develop a crisis communication plan for the board when institutional investors and the market-at- large need to communicate with independent directors, in a timely manner, about their oversight and response to a developing concern facing the company.

Requesting R-Factor™ Scores	Companies interested in receiving their R-Factor™ scores should submit an email request to myrfactorscore@ssga.com including the following information:

• Company’s legal name

• Ticker

• ISIN

• Company’s headquarter location

• Contact name

• Contact’s Title at Company

• Contact email address (must be an official company email address)

• Contact phone#

Please note that R-Factor™ scores will be provided only to employees affiliated with a company’s Investor Relations, Chief Financial Officer, ESG/Sustainability Leadership or General Secretary’s organizations. Please include attestation in your email stating that you are affiliated with one of these functions.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.

†  This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

ssga.com

Marketing communication

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir

John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin

2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan,

Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed.

There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1482720-3479897.3.1.GBL.RTL  0323 Exp. Date: 03/31/2024

March 2023

Australia and New Zealand

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ Proxy Voting and Engagement Guidelinesi for Australia and New Zealand outline our approach to voting and engaging with companies listed on stock exchanges in Australia and New Zealand. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which outline our overall approach to voting and engaging with companies, and State Street Global Advisors’ Conflicts Mitigation Guidelines, which provide information about managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.

i

These Proxy Voting and Engagement Guidelines (the “Guidelines”) are also applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street Corporation. Additionally, State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with the Global Proxy Voting and Engagement Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets.

State Street Global Advisors’ Proxy Voting and Engagement Guidelines for Australia and New Zealand address our market-specific approaches to topics including directors and boards, accounting and audit-related issues, capital structure, reorganization and mergers, remuneration, and other governance-related issues.

When voting and engaging with companies in global markets, we consider market-specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets as well as country-specific best practice guidelines and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting principles.

In our analysis and research into corporate governance issues in Australia and New Zealand, we expect all companies at a minimum to comply with the ASX Corporate Governance Principles or the NZX Corporate Governance Code, based on their locations. Consistent with the ‘comply or explain’ expectations established by the Principles and the Code, we encourage companies to proactively disclose their level of compliance with the Principles or the Code. In instances of non-compliance, and when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy	In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise in order to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and Asia-Pacific (“APAC”) investment teams, collaborating on issuer engagements and providing input on company-specific fundamentals.

Directors and Boards	Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and providing guidance on strategic matters, overseeing executive management, to selecting the CEO and other senior executives, creating a succession plan for the board and management, and providing effective risk oversight, including of risks related to sustainability issues. Further, we believe good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

State Street Global Advisors believes that a well-constituted board of directors with a good balance of skills, expertise, and independence provides the foundations for a well-governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the (re-)election of directors on a case-by-case basis after considering various factors including board quality, general market practice, and availability of information on director skills and expertise.

In our analysis of boards, we consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues, such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint.

We may also consider board performance and directors who appear to be remiss in the performance of their oversight responsibilities when analyzing their suitability for reappointment (e.g. fraud, criminal wrongdoing and breach of fiduciary responsibilities).

Board Independence	In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. We believe a sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

We expect boards of ASX 300 and New Zealand listed companies to be comprised of at least a majority of independent directors. At all other Australian listed companies, we expect boards to be comprised of at least one-third independent directors.

Our broad criteria for director independence in Australia and New Zealand include factors such as:

• Participation in related-party transactions and other business relations with the company

• Employment history with company

• Relations with controlling shareholders

• Family ties with any of the company’s advisers, directors, or senior employees

Separation Chair/CEO	While we are generally supportive of having the roles of chairman and CEO separated in the Australian and New Zealand markets, we assess the division of responsibilities between chairman and CEO on a case-by-case basis, giving consideration to factors such as company-specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, we will monitor for circumstances in which a combined chairman/CEO is appointed or where a former CEO becomes chairman.

Director Time Commitments	When voting on the election or re-election of a director, we also consider the number of outside board directorships that a non-executive and an executive may undertake. Thus, State Street Global Advisors may take voting action against a director who exceeds the number of board mandates listed below:

• Named Executive Officers (NEOs) of a public company who sit on more than two public company boards

• Non-executive board chairs or lead independent directors who sit on more than three public company boards

• Director nominees who sit on more than four public company boards

For non-executive board chairs/lead independent directors and director nominees who hold excessive commitments, as defined above, we may consider waiving our policy and vote in support of a director if a company discloses its director commitment policy in a publicly available manner (e.g., corporate governance guidelines, proxy statement, company website). This policy or associated disclosure must include:

• A numerical limit on public company board seats a director can serve on

— This limit cannot exceed our policy by more than one seat

• Consideration of public company board leadership positions (e.g., Committee Chair)

• Affirmation that all directors are currently compliant with the company policy

• Description of an annual policy review process undertaken by the Nominating Committee to evaluate outside director time commitments

If a director is imminently leaving a board and this departure is disclosed in a written, time-bound and publicly-available manner, we may consider waiving our withhold vote when evaluating the director for excessive time commitments.

Service on a mutual fund board, the board of a UK investment trust or a Special Purpose Acquisition Company (SPAC) board is not considered when evaluating directors for excessive commitments. However, we do expect these roles to be considered by nominating committees when evaluating director time commitments.

Director Attendance at Board Meetings	We also consider attendance at board meetings and may withhold votes from directors who attend less than 75 percent of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold. In addition, we monitor other factors that may influence the independence of a non-executive director, such as performance-related pay, cross-directorships, significant shareholdings, and tenure. We support the annual election of directors and encourage Australian and New Zealand companies to adopt this practice.

Board Committees	We believe companies should have committees for audit, remuneration, and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence, and their effectiveness and resource levels. ASX Corporate Governance Principles requires listed companies to have an audit committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. It also requires that the committee be chaired by an independent director who is not the chair of the board. We hold Australian and New Zealand companies to our global standards for developed financial markets by requiring that all members of the audit committee be independent directors.

The nomination committee is responsible for evaluating and reviewing the balance of skills, knowledge, and experience of the board. It also ensures that adequate succession plans are in place for directors and the CEO. We may vote against the re-election of members of the nomination committee if the board has failed to address concerns over board structure or succession.

Board Gender Diversity	We expect boards of all listed companies to have at least one female board member and the boards of ASX 300 companies to be composed of at least 30 percent women directors. If a company does not meet the applicable expectation, State Street Global Advisors may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee. Additionally, if a company does not meet the applicable expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee or those persons deemed responsible for the nomination process.

We may waive this voting guideline if a company engages with State Street Global Advisors and provides a specific, timebound plan for either reaching the 30-percent threshold (ASX 300) or for adding a woman director (non-ASX 300).

Board Responsiveness to High Dissent Against Pay Proposals	Executive pay is another important aspect of corporate governance. We believe that executive pay should be determined by the board of directors. We expect companies to have in place remuneration committees to provide independent oversight over executive pay. ASX Corporate Governance Principles require listed companies to have a remuneration committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. Similarly, the NZX Corporate Governance Code recommends that at least a majority of remuneration committee members be independent.

Since Australia has a non-binding vote on pay with a two-strike rule requiring a board spill vote in the event of a second strike, we believe that the vote provides investors a mechanism to address concerns they may have on the quality of oversight provided by the board on remuneration issues. Accordingly, our voting guidelines accommodate local market practice.

We believe poorly structured executive compensation plans pose increasing reputational risk to companies. Ongoing high level of dissent against a company’s compensation proposals may indicate that the company is not receptive to investor concerns. If the level of dissent against a company’s remuneration report and/or remuneration policy is consistently high, and we have determined that a vote against a pay-related proposal is warranted in the third consecutive year, we may vote against the Chair of the remuneration committee.

Climate-related Disclosure

State Street Global Advisors finds that the recommendations of the Taskforce on Climate-related Financial Disclosures (TCFD) provide the most effective framework for disclosure of climate-related risks and opportunities.

As such, we may take voting action against companies in the ASX 200 that fail to provide sufficient disclosure regarding climate-related risks and opportunities related to that company, or board oversight of climate related risks and opportunities, in accordance with the TCFD framework.

Indemnification and Limitations on Liability	Generally, State Street Global Advisors supports proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Shareholder Rights

Virtual/Hybrid Shareholder Meetings

As a result of the COVID-19 pandemic, companies are increasingly conducting their shareholder meetings in a virtual or hybrid format. While we are encouraged by the success of virtual and hybrid shareholder meetings, companies and shareholders must remain vigilant in continuing to improve their virtual shareholder meeting practices.

Recognizing the success of virtual and hybrid shareholder meetings and a shifting regulatory environment, we will generally support proposals that grant boards the right to hold shareholder meetings in a virtual or hybrid format as long as companies uphold the following best practices:

• Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders

• Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders

• Provide a written record of all questions posed during the meeting, and

• Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices

If a company breaches of any of the criteria above, we may vote against the Chair of the nominating committee.

Accounting and Audit- Related Issues	Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have independent non-executive directors designated as members.

Appointment of External Auditors	State Street Global Advisors believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or to re-appoint at the annual meeting. When appointing external auditors and approving audit fees, we will take into consideration the level of detail in company disclosures. We will generally not support resolutions if adequate breakdown is not provided and if non-audit fees are more than 50 percent of audit fees. In addition, we may vote against members of the audit committee if we have concerns with audit-related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, we may consider auditor tenure when evaluating the audit process.

Approval of Financial Statements	We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we may vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

Capital Structure, Reorganization, and Mergers

Share Issuances	The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders’ ability to monitor the returns and to ensure capital is deployed efficiently. State Street Global Advisors supports capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares without pre-emption rights, we may vote against if such authorities are greater than 20 percent of the issued share capital. We may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100 percent of the issued share capital when the proceeds are not intended for specific purpose.

Share Repurchase Programs	We generally support proposals to repurchase shares, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Dividends	We generally support dividend payouts that constitute 30 percent or more of net income. We may vote against a dividend payout if the dividend payout ratio has been consistently below 30 percent without adequate explanation. We may also vote against if the payout is excessive given the company’s financial position. Particular attention will be warranted when the payment may damage the company’s long-term financial health.

Mergers and Acquisitions	Mergers or reorganization of the company structure often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation. Proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights are not supported. We will generally support transactions that maximize shareholder value. Some of the considerations include:

• Offer premium

• Strategic rationale

• Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest

• Offers made at a premium and where there are no other higher bidders

• Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

• Offers with potentially damaging consequences for minority shareholders because of illiquid stock

• Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

• The current market price of the security exceeds the bid price at the time of voting

Anti-Takeover Measures	We oppose anti-takeover defenses, such as authorities for the board to issue warrants convertible into shares to existing shareholders during a hostile takeover.

Remuneration

Executive Pay	There is a simple underlying philosophy that guides State Street Global Advisors’ analysis of executive pay; there should be a direct relationship between remuneration and company performance over the long term. Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider various factors, such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. We may oppose remuneration reports in which there seems to be a misalignment between pay and shareholders’ interests and where incentive policies and schemes have a re-test option or feature. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach.

Equity Incentive Plans	We may not support proposals on equity-based incentive plans where insufficient information is provided on matters, such as grant limits, performance metrics, performance, and vesting periods and overall dilution. Generally, we do not support options under such plans being issued at a discount to market price nor plans that allow for re-testing of performance metrics.

Non-Executive Director Pay	Authorities that seek shareholder approval for non-executive directors’ fees generally are not controversial. We generally support resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether the fees are excessive relative to fees paid by other comparable companies. We will evaluate any non-cash or performance-related pay to non-executive directors on a company-by-company basis.

Risk Management and Oversight	State Street Global Advisors believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion over the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with the political and economic landscape or as companies diversify or expand their operations into new areas.

As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively assess the risk of our clients’ portfolios and the broader market, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.

Consistent with this perspective, we may seek to engage with our portfolio companies to better understand how their boards are overseeing risks and opportunities the company has deemed to be material to its business or operations. If we believe a company has failed to implement and communicate effective oversight of these risks, we may consider voting against the directors responsible.

Environmental and Social Issues	As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social factors. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing an environmental or social topic material to the company would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, available at ssga.com/about-us/asset-stewardship.html.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care. .

* Pensions & Investments Research Center, as of December 31, 2021.

†  This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

ssga.com

Marketing communication

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense —Tour A —La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in

Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 —REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325

Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No.

2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA

unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1482395-3479907.3.1.GBL.RTL 0323

Exp. Date: 03/31/2024

March 2023

Continental Europe

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ Proxy Voting and Engagement Guidelinesi for Continental Europe outline our approach to voting and engaging with companies listed on stock exchanges in European markets, excluding the United Kingdom and Ireland. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which outline our overall approach to voting and engaging with companies, and State Street Global Advisors’ Conflicts Mitigation Guidelines, which provide information about managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.

i

These Proxy Voting and Engagement Guidelines (the “Guidelines”) are also applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street Corporation. Additionally, State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with the Global Proxy Voting and Engagement Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets.

State Street Global Advisors’ Proxy Voting and Engagement Guidelines for Continental Europe address our market-specific approaches to topics including directors and boards, accounting and audit-related issues, capital structure, reorganization and mergers, remuneration, and other governance-related issues.

When voting and engaging with companies in European markets, we consider market-specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country-specific best practice guidelines and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting principles.

In our analysis and research into corporate governance issues at European companies, we expect all companies at a minimum to comply with guidance issued by the European Commission and country-specific governance codes. Consistent with the “comply-or-explain” expectations commonly established by guidance and codes, we encourage companies to proactively disclose their level of compliance with applicable provisions and requirements. In cases of non-compliance, and when companies cannot explain the nuances of their governance structures effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise in order to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagements to address significant shareholder concerns and issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and Europe, Middle East and Africa (“EMEA”) investment teams, collaborating on issuer engagements and providing input on company-specific fundamentals.

Directors and Boards	Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and providing guidance on strategic matters, overseeing executive management, to selecting the CEO and other senior executives, creating a succession plan for the board and management, and providing effective risk oversight, including of risks related to sustainability issues. Further, we believe good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

We believe that a well-constituted board of directors with a balance of skills, expertise and independence, provides the foundations for a well-governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the (re-)election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise.

In our analysis of boards, we consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint.

We may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities (e.g. fraud, criminal wrongdoing and/or breach of fiduciary responsibilities).

Board Independence

In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. We believe a sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

Our broad criteria for director independence in European companies include factors such as:

• Participation in related-party transactions and other business relations with the company

• Employment history with the company

• Relations with controlling shareholders

• Family ties with any of the company’s advisers, directors or senior employees

• Serving as an employee or government representative

• Overall average board tenure and individual director tenure at issuers with classified and de-classified boards, respectively, and

• Company classification of a director as non-independent

While overall board independence requirements and board structures differ from market to market, we consider voting against directors we deem non-independent if overall board independence is below 33 percent or if overall independence level is below 50 percent after excluding employee representatives and/or directors elected in accordance with local laws who are not elected by shareholders. We may withhold support for a proposal to discharge the board if a company does not meet adequate governance standards or board level independence.

Separation Chair/CEO	We also assess the division of responsibilities between chair and CEO on a case-by-case basis, giving consideration to factors such as overall level of independence on the board and general corporate governance standards in the company. However, we may take voting action against the chair or members of the nominating committee at the STOXX Europe 600 companies that have combined the roles of chair and CEO and have not appointed an independent deputy chair or a lead independent director.

Director Time Commitments	When voting on the election or re-election of a director, we also consider the number of outside board directorships a non-executive and an executive may undertake. Thus, State Street Global Advisors may take voting action against a director who exceeds the number of board mandates listed below:

• Named Executive Officers (NEOs) of a public company who sit on more than two public company boards

• Non-executive board chairs or lead independent directors who sit on more than three public company boards

• Director nominees who sit on more than four public company boards

For non-executive board chairs/lead independent directors and director nominees who hold excessive commitments, as defined above, we may consider waiving our policy and vote in support of a director if a company discloses its director commitment policy in a publicly available manner (e.g., corporate governance guidelines, proxy statement, company website). This policy or associated disclosure must include:

• A numerical limit on public company board seats a director can serve on

– This limit cannot exceed our policy by more than one seat

• Consideration of public company board leadership positions (e.g., Committee Chair)

• Affirmation that all directors are currently compliant with the company policy

• Description of an annual policy review process undertaken by the Nominating Committee to evaluate outside director time commitments

If a director is imminently leaving a board and this departure is disclosed in a written, time-bound and publicly-available manner, we may consider waiving our withhold vote when evaluating the director for excessive time commitments.

Service on a mutual fund board, the board of a UK investment trust or a Special Purpose Acquisition Company (SPAC) board is not considered when evaluating directors for excessive commitments. However, we do expect these roles to be considered by nominating committees when evaluating director time commitments.

Director Attendance at Board Meetings

We also consider attendance at board meetings and may withhold votes from directors who attend less than 75 percent of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold. In addition, we monitor other factors that may influence the independence of a non-executive director, such as performance-related pay, cross-directorships and significant shareholdings. Moreover, we may vote against the election of a director whose biographical disclosures are insufficient to assess his or her role on the board and/or independence.

Board Gender Diversity

We expect boards of all listed companies to have at least one female board member and the boards of STOXX 600 companies to be composed of at least 30 percent women directors. If a company does not meet the applicable expectation, State Street Global Advisors may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee. Additionally, if a company does not meet the applicable expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee or those persons deemed responsible for the nomination process.

We may waive this voting guideline if a company engages with State Street Global Advisors and provides a specific, timebound plan for either reaching the 30-percent threshold (STOXX 600) or for adding a woman director (non-STOXX 600).

Length of Board Terms

Although we generally are in favour of the annual election of directors, we recognise that director terms vary considerably in different European markets. We may vote against article/bylaw changes that seek to extend director terms. In addition, we may vote against directors in certain markets if their terms extend beyond four years.

Board Committees

We believe companies should have relevant board level committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence, and assessing effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors. We expect companies to have remuneration committees to provide independent oversight of executive pay. We may vote against nominees who are executive members of audit or remuneration committees.

In certain European markets, it is not uncommon for the election of directors to be presented in a single slate. In these cases, where executives serve on the audit or the remuneration committees, we may vote against the entire slate.

Board Responsiveness to High Dissent Against Pay Proposals	Poorly-structured executive remuneration plans pose increasing reputational risk to companies. Ongoing high levels of dissent against a company’s remuneration proposals may indicate that the company is not receptive to investor concerns. If the level of dissent against a company’s remuneration report and/or remuneration policy is consistently high, and we have determined that a vote against a remuneration-related proposal is warranted in the third consecutive year, we may vote against the Chair of the remuneration committee.

Climate-related Disclosure

State Street Global Advisors finds that the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD) provide the most effective framework for disclosure of climate-related risks and opportunities.

As such, we may take voting action against companies in the STOXX 600 that fail to provide sufficient disclosure regarding climate-related risks and opportunities related to that company, or board oversight of climate-related risks and opportunities, in accordance with the TCFD framework.

Indemnification and Limitations on Liability

Generally, we support proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law if a director has not acted in bad faith, with gross negligence, or with reckless disregard of the duties involved in the conduct of his or her office.

Shareholder Rights

Virtual/Hybrid Shareholder Meetings

As a result of the COVID-19 pandemic, companies are increasingly conducting their shareholder meetings in a virtual or hybrid format. While we are encouraged by the success of virtual and hybrid shareholder meetings, companies and shareholders must remain vigilant in continuing to improve their virtual shareholder meeting practices.

Recognizing the success of virtual and hybrid shareholder meetings and a shifting regulatory environment, we will generally support proposals that grant boards the right to hold shareholder meetings in a virtual or hybrid format as long as companies uphold the following best practices:

• Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders

• Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders

• Provide a written record of all questions posed during the meeting, and

• Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices

If a company breaches of any of the criteria above, we may vote against the Chair of the nominating committee.

Accounting and Audit-Related Issues	Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting up an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors

We believe that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or re-appoint them at the annual meeting. When appointing external auditors and approving audit fees, we consider the level of detail in company disclosures; we will generally not support such resolutions if adequate breakdown is not provided and if non-audit fees are more than 50 percent of audit fees. In addition, we may vote against members of the audit committee if we have concerns with audit-related issues or if the level of non-audit fees to audit fees is significant. We may consider auditor tenure when evaluating the audit process in certain circumstances.

Limit Legal Liability of External Auditors	We generally oppose limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

Approval of Financial Statements

We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we may vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

Capital Structure, Reorganization, and Mergers In some European markets, differential voting rights continue to exist. State Street Global Advisors supports the one-share, one-vote policy and favors a share structure where all shares have equal voting rights. We believe pre-emption rights should be introduced for shareholders in order to provide adequate protection from excessive dilution from the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

Unequal Voting Rights	We generally oppose proposals authorizing the creation of new classes of common stock with superior voting rights. We will generally oppose the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights. In addition, we will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders. We support proposals to abolish voting caps and capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Increase in Authorized Capital	The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders’ ability to monitor returns and to ensure capital is deployed efficiently. We support capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares whilst disapplying pre-emption rights, we may vote against if such authorities are greater than 20 percent of the issued share capital. We may also vote against resolutions that seek authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we oppose capital issuance proposals greater than 100 percent of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs	We typically support proposals to repurchase shares; however, there are exceptions in some cases. We do not support repurchases if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, the range of premium/discount to market price at which the company can repurchase shares, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Dividends	We generally support dividend payouts that constitute 30 percent or more of net income. We may vote against the dividend payouts if the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company’s financial position. Particular attention will be paid to cases in which the payment may damage the company’s long-term financial health.

Related-Party Transactions	Some companies in European markets have a controlled ownership structure and complex cross-shareholdings between subsidiaries and parent companies (“related companies”). Such structures may result in the prevalence of related-party transactions between the company and its various stakeholders, such as directors and management, subsidiaries and shareholders. In markets where shareholders are required to approve such transactions, we expect companies to provide details of the transaction, such as the nature, the value and the purpose of such a transaction. We also encourage independent directors to ratify such transactions. Further, we encourage companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Mergers and Acquisitions	Mergers or restructurings often involve proposals relating to reincorporation, restructurings, mergers, liquidation and other major changes to the corporation. Proposals will be supported if they are in the best interest of the shareholders, which is demonstrated by enhancing share value or improving the effectiveness of the company’s operations. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights are not supported.

We will generally support transactions that maximize shareholder value. Some of the considerations include:

• Offer premium

• Strategic rationale

• Board oversight of the process for the recommended transaction, including director and/or management conflicts of interest

• Offers made at a premium and where there are no other higher bidders

• Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

• Offers with potentially damaging consequences for minority shareholders because of illiquid stock

• Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

• The current market price of the security exceeds the bid price at the time of voting.

Anti-Takeover Measures	European markets have diverse regulations concerning the use of share issuances as takeover defenses, with legal restrictions lacking in some markets. We support the one-share, one-vote policy. For example, dual-class capital structures entrench certain shareholders and management, insulating them from possible takeovers. We oppose unlimited share issuance authorizations because they can be used as anti-takeover devices. They have the potential for substantial voting and earnings dilution. We also monitor the duration of time for authorities to issue shares, as well as whether there are restrictions and caps on multiple issuance authorities during the specified time periods. We oppose antitakeover defenses, such as authorities for the board when subject to a hostile takeover to issue warrants convertible into shares to existing shareholders.
Remuneration

Executive Pay	Despite the differences among the various types of plans and awards, there is a simple underlying philosophy that guides our analysis of executive pay: there should be a direct relationship between remuneration and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach.

Equity Incentives Plans	We may not support proposals regarding equity-based incentive plans where insufficient information is provided on matters, including grant limits, performance metrics, performance and vesting periods, and overall dilution. Generally, we do not support options under such plans being issued at a discount to market price or plans that allow for retesting of performance metrics.

Non-Executive Director Pay	In European markets, proposals seeking shareholder approval for non-executive directors’ fees are generally not controversial. We typically support resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether the fees are excessive relative to fees paid by comparable companies. We will evaluate any non-cash or performance-related pay to non-executive directors on a company-by-company basis.

Risk Management

We believe that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion regarding the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with the political and economic landscape or as companies diversify or expand their operations into new areas.

As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively assess the risk of our clients’ portfolios and the broader market, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.

Consistent with this perspective, we may seek to engage with our portfolio companies to better understand how their boards are overseeing risks and opportunities the company has deemed to be material to its business or operations. If we believe a company has failed to implement and communicate effective oversight of these risks, we may consider voting against the directors responsible.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social factors. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing an environmental or social topic material to the company would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, available at ssga.com/about-us/asset-stewardship.html.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.

†  This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

ssga.com

Marketing communication

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global

Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s

Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of

Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2.

State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage,100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92.

Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of

Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2.

Hong Kong: State Street Global Advisors Asia Limited,

68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland.

Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 —REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities

Dealers’ Association. Netherlands: State Street

Global Advisors Netherlands,

Apollo Building 7th floor, Herikerbergweg

29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global

Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of

Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1482701-3479909.3.1.GBL.RTL 0323 Exp. Date: 03/31/2024

March 2023

Japan

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ Proxy Voting and Engagement Guidelinesi for Japan outline our approach to voting and engaging with companies listed on stock exchanges in Japan. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which outline our overall approach to voting and engaging with companies, and State Street Global Advisors’ Conflicts Mitigation Guidelines, which provide information about managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.

i

These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc.. SSGA Funds Management, Inc.is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

State Street Global Advisors’ Proxy Voting and Engagement Guidelines for Japan address our market-specific approaches to topics including directors and boards, accounting and audit-related issues, capital structure, remuneration and mergers, compensation, and other governance-related issues. When voting and engaging with companies in global markets, we consider market-specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect all companies to observe the relevant laws and regulations of their respective markets, as well as any country-specific best practice guidelines and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting principles.

With companies in Japan, State Street Global Advisors takes into consideration the unique aspects of Japanese corporate governance structures. We recognize that under Japanese corporate law, companies may choose between three structures of corporate governance: the statutory auditor system, the committee structure and the hybrid structure.

Most Japanese boards predominantly consist of executives and non-independent outsiders affiliated through commercial relationships or cross-shareholdings. Nonetheless, when evaluating companies, State Street Global Advisors expects the boards of Japanese companies to address conflicts of interest and risk management, and to demonstrate an effective process for monitoring management.

Regardless of the corporate governance structure a company adopts, we expect all companies at a minimum to comply with Japan’s Corporate Governance Code (the “Code”). Consistent with the ‘comply or explain’ expectations established by the Code, we encourage companies to proactively disclose their level of compliance with the Code. In instances of non-compliance, and when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and Asia-Pacific (“APAC”) Investment Teams, collaborating on issuer engagements and providing input on company-specific fundamentals.

Directors and Boards	Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and providing guidance on strategic matters, overseeing executive management, to selecting the CEO and other senior executives, creating a succession plan for the board and management, and providing effective risk oversight, including of risks related to sustainability issues. Further, we believe good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

State Street Global Advisors believes that a well-constituted board of directors with a balance of skills, expertise and independence provides the foundation for a well-governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the (re-)election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise.

Japanese companies have the option of having a traditional board of directors with statutory auditors, a board with a committee structure, or a hybrid board with a board level audit committee. We will generally support companies that seek shareholder approval to adopt a committee or hybrid board structure.

Most Japanese issuers prefer the traditional statutory auditor structure. Statutory auditors act in a quasi-compliance role, as they are not involved in strategic decision-making, nor are they part of the formal management decision process. Statutory auditors attend board meetings, but do not have voting rights at the board; however, they have the right to seek an injunction and conduct broad investigations of unlawful behavior in the company’s operations.

State Street Global Advisors will support the election of statutory auditors unless the outside statutory auditor nominee is regarded as non-independent based on our criteria, the outside statutory auditor has attended less than 75 percent of meetings of the board of directors or the board of statutory auditors during the year under review, or the statutory auditor has been remiss in the performance of their oversight responsibilities (fraud, criminal wrongdoing, and breach of fiduciary responsibilities).

Board Independence

In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions that are necessary to protect shareholder interests.

We believe that boards of TOPIX 500 companies should have at least three independent directors and be at least one-third independent. Otherwise, we may oppose the board leader who is responsible for the director nomination process.

For non-TOPIX 500 companies, we may oppose the board leader if the board does not have at least two independent directors. For companies with a committee structure or a hybrid board structure, we also take into consideration the overall independence level of the committees.

In determining director independence, we consider the following factors:

•  Participation in related-party transactions and other business relations with the company

•  Past employment with the company

•  Professional services provided to the company

•  Family ties with the company

Regardless of board structure, we may oppose the election of a director for the following reasons:

•  Failure to attend board meetings

•  In instances of egregious actions related to a director’s service on the board

Board Gender Diversity

We expect boards of all listed companies to have at least one female board member. If a company does not meet this expectation, State Street Global Advisors may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee. Additionally, if a company does not meet this expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee or those persons deemed responsible for the nomination process.

We may waive this voting guideline if a company engages with State Street Global Advisors and provides a specific, timebound plan for adding at least one woman to its board.

Climate-related Disclosures

State Street Global Advisors finds that the recommendations of the Taskforce on Climate-related Financial Disclosures (TCFD) provide the most effective framework for disclosure of climate-related risks and opportunities.

As such, we take voting action against companies in the TOPIX 100 that fail to provide sufficient disclosure regarding climate-related risks and opportunities related to that company, or board oversight of climate-related risks and opportunities, in accordance with the TCFD framework.

Indemnification and Limitations on Liability	Generally, State Street Global Advisors supports proposals to limit directors’ and statutory auditors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. We believe limitations and indemnification are necessary to attract and retain qualified directors.

Shareholder Rights

Virtual/Hybrid Shareholder Meetings	As a result of the COVID-19 pandemic, companies are increasingly conducting their shareholder meetings in a virtual or hybrid format. While we are encouraged by the success of virtual and hybrid shareholder meetings, companies and shareholders must remain vigilant in continuing to improve their virtual shareholder meeting practices.

Recognizing the success of virtual and hybrid shareholder meetings and a shifting regulatory environment, we will generally support proposals that grant boards the right to hold shareholder meetings in a virtual or hybrid format as long as companies uphold the following best practices:

• Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders

• Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders

• Provide a written record of all questions posed during the meeting, and

• Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices

If a company breaches of any of the criteria above, we may vote against the Chair of the nominating committee.

Accounting and Audit- Related Issues	State Street Global Advisors believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should have the opportunity to vote on the appointment of the auditor at the annual meeting.

Ratifying External Auditors	We generally support the appointment of external auditors unless the external auditor is perceived as being non-independent and there are concerns about the accounts presented and the audit procedures followed.

Approval of Financial Statements	We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we may vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

Limiting Legal Liability of External Auditors	We generally oppose limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

Capital Structure, Reorganization, and Mergers

Unequal Voting Rights	State Street Global Advisors supports the “one-share, one-vote” policy and favors a share structure where all shares have equal voting rights. We support proposals to abolish voting caps or multiple voting rights and will oppose measures to introduce these types of restrictions on shareholder rights.

We generally oppose proposals authorizing the creation of new classes of common stock with superior voting rights. We will generally oppose new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, we will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders.

However, we will support capitalization changes that eliminate other classes of stock and/ or unequal voting rights.

Share Capital Increases	We believe pre-emption rights should be introduced for shareholders. This can provide adequate protection from excessive dilution due to the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

Increase in Authorized Capital	We generally support increases in authorized capital where the company provides an adequate explanation for the use of shares. In the absence of an adequate explanation, we may oppose the request if the increase in authorized capital exceeds 100 percent of the currently authorized capital. Where share issuance requests exceed our standard threshold, we will consider the nature of the specific need, such as mergers, acquisitions and stock splits.

Dividends	We generally support dividend payouts that constitute 30 percent or more of net income. We may vote against a dividend payout if the dividend payout ratio has been consistently below 30 percent without adequate explanation or if the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long-term financial health.

Share Repurchase Programs	Companies are allowed under Japan Corporate Law to amend their articles to authorize the repurchase of shares at the board’s discretion. We will oppose such amendments. We believe the company should seek shareholder approval for a share repurchase program at each year’s AGM, providing shareholders the right to evaluate the terms of the repurchase.

We generally support proposals to repurchase shares, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Mergers and Acquisitions	Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations and other major changes to the corporation. We will support proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations. In general, provisions that are deemed to be destructive to shareholders’ rights or financially detrimental will not be supported.

We evaluate mergers and structural reorganizations on a case-by-case basis. We will generally support transactions that we believe will maximize shareholder value. Some of the considerations include, but are not limited to, the following:

• Offer premium

• Strategic rationale

• Board oversight of the process for the recommended transaction, including director and/ or management conflicts of interest

• Offers made at a premium and where there are no other higher bidders

• Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

• Offers with potentially damaging consequences for minority shareholders because of illiquid stock

• Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

• Offers in which the current market price of the security exceeds the bid price at the time of voting

Anti-Takeover Measures	In general, State Street Global Advisors believes that adoption of poison pills that have been structured to protect management and to prevent takeover bids from succeeding is not in shareholders’ interest. A shareholder rights plan may lead to management entrenchment. It may also discourage legitimate tender offers and acquisitions. Even if the premium paid to companies with a shareholder rights plan is higher than that offered to unprotected firms, a company’s chances of receiving a takeover offer in the first place may be reduced by the presence of a shareholder rights plan.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported.

Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

In evaluating the adoption or renewal of a Japanese issuer’s shareholder rights plans (“poison pill”), we consider the following conditions: (i) release of proxy circular with details of the proposal with adequate notice in advance of meeting, (ii) minimum trigger of over 20 percent, (iii) maximum term of three years, (iv) sufficient number of independent directors, (v) presence of an independent committee, (vi) annual election of directors, and (vii) lack of protective or entrenchment features. Additionally, we consider the length of time that a shareholder rights plan has been in effect.

In evaluating an amendment to a shareholder rights plan (“poison pill”), in addition to the conditions above, we will also evaluate and consider supporting proposals where the terms of the new plan are more favorable to shareholders’ ability to accept unsolicited offers.

“Cross-shareholdings”

“Cross-Shareholdings” are a long-standing feature of the balance sheets of many Japanese companies, but, in our view, can be detrimental for corporate governance practices and ultimately shareholder returns.

Therefore, State Street Global Advisors may vote against the board leader at those TOPIX 500 companies where the “cross-shareholdings” (strategic listed shares) held by a company exceed 30 percent of the company’s net assets (as in the securities report disclosed for the previous fiscal year).

We may waive the guideline if a company engages with State Street Global Advisors and provides a specific, timebound, and publicly available plan for reducing its exposure to “cross-shareholdings”:

• To less than 30% by 2025; or

• By 50% of current level by 2025

Compensation	In Japan, excessive compensation is rarely an issue. Rather, the problem tends to be the lack of connection between pay and performance. Fixed salaries and cash retirement bonuses tend to comprise a significant portion of the compensation structure while performance-based pay is generally a small portion of the total pay. State Street Global Advisors, where possible, seeks to encourage the use of performance-based compensation in Japan as an incentive for executives and as a way to align interests with shareholders.

Adjustments to Aggregate Compensation Ceiling for Directors	Remuneration for directors in Japan is generally reasonable. Typically, each company sets the director compensation parameters as an aggregate, thereby limiting the total pay to all directors. When requesting a change, a company must disclose the last time the ceiling was adjusted, and management provides the rationale for the ceiling increase. We will generally support proposed increases to the ceiling if the company discloses the rationale for the increase. We may oppose proposals to increase the ceiling if there has been corporate malfeasance or sustained poor performance.

Annual Bonuses for Directors/Statutory Auditors	In Japan, since there are no legal requirements that mandate companies to seek shareholder approval before awarding a bonus, we believe that existing shareholder approval of the bonus should be considered best practice. As a result, we support management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.

Retirement Bonuses for Directors/Statutory Auditors	While many companies in Japan have abolished the practice where retirement bonuses, based upon tenure, make up a sizeable portion of directors and auditors’ lifetime compensation, there remain many proposals seeking shareholder approval for the total amounts paid to directors and statutory auditors as a whole. In general, we support these payments unless the recipient is an outsider or in instances where the amount is not disclosed.

Stock Plans	Most option plans in Japan are conservative, particularly at large companies. Japanese corporate law requires companies to disclose the monetary value of the stock options for directors and/or statutory auditors. Some companies do not disclose the maximum number of options that can be issued per year and shareholders are unable to evaluate the dilution impact. In this case, we cannot calculate the dilution level and, therefore, we may oppose such plans due to poor disclosure. We also oppose plans that allow for the repricing of options.

Deep Discount Options	As Japanese companies move away from the retirement bonus system, deep discount options plans have become more popular. Typically, the exercise price is set at JPY 1 per share. We evaluate deep discount options using the same criteria used to evaluate stock options and consider the vesting period.

Risk Management	We believe that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion regarding the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with the changing political and economic landscape or as companies diversify or expand their operations into new areas.

As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively assess the risk of our clients’ portfolios and the broader market, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.

Consistent with this perspective, we may seek to engage with our portfolio companies to better understand how their boards are overseeing risks and opportunities the company has deemed to be material to its business or operations. If we believe a company has failed to implement and communicate effective oversight of these risks, we may consider voting against the directors responsible.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social factors. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we investon behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing an environmental or social topic material to the company would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, available at ssga.com/about-us/asset-stewardship.html.

General/Routine

Expansion of Business Activities	Japanese companies’ articles of incorporation strictly define the types of businesses in which a company is permitted to engage. In general, State Street Global Advisors views proposals that expand and diversify the company’s business activities as routine and non-contentious. We will monitor instances in which there has been an inappropriate acquisition and diversification away from the company’s main area of competence that resulted in a decrease of shareholder value.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.

† This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

ssga.com

Marketing communications

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central

Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment

Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1482398-3479913.3.1.GBL.RTL 0323

Exp. Date: 03/31/2024

March 2023

North America (United States & Canada)

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ Proxy Voting and Engagement Guidelinesi for North America outline our approach to voting and engaging with companies listed on stock exchanges in the United States and Canada. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which outline our overall approach to voting and engaging with companies, and State Street Global Advisors’ Conflicts Mitigation Guidelines, which provide information about managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.

i

These Proxy Voting and Engagement Guidelines (the “Guidelines”) are also applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street Corporation. Additionally, State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with the Global Proxy Voting and Engagement Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets.

State Street Global Advisors’ Proxy Voting and Engagement Guidelines for North America (United States [“US”] and Canada) address our market-specific approaches to topics including directors and boards, accounting and audit related issues, capital structure, reorganization and mergers, compensation, and other governance-related issues.

When voting and engaging with companies in global markets, we consider market-specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country specific best practice guidelines and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting principles.

In our analysis and research into corporate governance issues in North America, we expect all companies to act in a transparent manner and to provide detailed disclosure on board profiles, related-party transactions, executive compensation, and other governance issues that impact shareholders’ long-term interests. Further, as a founding member of the Investor Stewardship Group (“ISG”), we proactively monitor companies’ adherence to the Corporate Governance Principles for US listed companies (the “Principles”). Consistent with the “comply-or-explain” expectations established by the Principles, we encourage companies to proactively disclose their level of compliance with the Principles. In instances of non-compliance, and when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy	In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagements to address significant shareholder concerns and issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and various other investment teams, collaborating on issuer engagements and providing input on company-specific fundamentals.

Directors and Boards	Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and providing guidance on strategic matters, overseeing executive management, to selecting the CEO and other senior executives, creating a succession plan for the board and management, and providing effective risk oversight, including of risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

State Street Global Advisors believes that a well-constituted board of directors, with a balance of skills, expertise, and independence, provides the foundations for a well-governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the (re-)election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise.

In our analysis of boards, we consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues, such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint.

In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. We believe a sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

Director-related proposals include issues submitted to shareholders that deal with the composition of the board or with members of a corporation’s board of directors. In deciding the director nominee to support, we consider numerous factors.

Director Elections	Our director election guideline focuses on companies’ governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors we consider when evaluating governance practices include, but are not limited to the following:

• Shareholder rights

• Board independence

• Board structure

If a company demonstrates appropriate governance practices, we believe a director should be classified as independent based upon the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board should meet the minimum standards of independence. Accordingly, we may vote against a nominee at a company with appropriate governance practices if the director is classified as non-independent under relevant listing standards or local market practice and serves on a key committee of the board (compensation, audit, nominating, or committees required to be fully independent by local market standards).

Conversely, if a company demonstrates negative governance practices, State Street Global Advisors believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based upon the following classification standards:

• Is the nominee an employee of or related to an employee of the issuer or its auditor?

• Does the nominee provide professional services to the issuer?

• Has the nominee attended an appropriate number of board meetings?

• Has the nominee received non-board related compensation from the issuer?

In the US market where companies demonstrate negative governance practices, these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, we may vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.

Additionally, we may withhold votes from directors based on the following:

•  Overall average board tenure is excessive. In assessing excessive tenure, we consider factors such as the preponderance of long tenured directors, board refreshment practices, and classified board structures

• Directors attend less than 75 percent of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold

• Directors of companies that have not been responsive to a shareholder proposal that received a majority shareholder support at the last annual or special meeting

• Consideration can be warranted if management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s)

•  Directors of companies have unilaterally adopted/ amended company bylaws that negatively impact our shareholder rights (such as fee-shifting, forum selection, and exclusion service bylaws) without putting such amendments to a shareholder vote

• Compensation committee members where there is a weak relationship between executive pay and performance over a five-year period

• Audit committee members if non-audit fees exceed 50 percent of total fees paid to the auditors

• Directors who appear to have been remiss in their duties

Board Gender Diversity

We expect boards of all listed companies to have at least one female board member and the boards of Russell 3000 companies to be composed of at least 30 percent women directors. If a company does not meet the applicable expectation, State Street Global Advisors may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee. Additionally, if a company does not meet the applicable expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee or those persons deemed responsible for the nomination process.

We may waive this voting guideline if a company engages with State Street Global Advisors and provides a specific, timebound plan for either reaching the 30-percent threshold (Russell 3000) or for adding a woman director (non-Russell 3000).

Board Racial/Ethnic Diversity

We believe effective board oversight of a company’s long-term business strategy necessitates a diversity of perspectives, especially in terms of gender, race and ethnicity. If a company in the Russell 1000 does not disclose, at minimum, the gender, racial and ethnic composition of its board, we may vote against the Chair of the nominating committee. We may withhold support from the Chair of the nominating committee also when a company in the S&P 500 does not have at least one director from an underrepresented racial/ethnic community on its board.

Workforce Diversity

We may vote against the Chair of the compensation committee at companies in the S&P 500 that do not disclose their EEO-1 reports. Acceptable disclosures include:

• The original EEO-1 report response

• The exact content of the report translated into custom graphics

Director Time Commitments

When voting on the election or re-election of a director, we also consider the number of outside board directorships that a non-executive and an executive may undertake. Thus, State Street Global Advisors may take voting action against a director who exceeds the number of board mandates listed below:

• Named Executive Officers (NEOs) of a public company who sit on more than two public company boards

• Non-executive board chairs or lead independent directors who sit on more than three public company boards

• Director nominees who sit on more than four public company boards

For non-executive board chairs/lead independent directors and director nominees who hold excessive commitments, as defined above, we may consider waiving our policy and vote in support of a director if a company discloses its director commitment policy in a publicly available manner (e.g., corporate governance guidelines, proxy statement, company website). This policy or associated disclosure must include:

• A numerical limit on public company board seats a director can serve on

– This limit cannot exceed our policy by more than one seat

• Consideration of public company board leadership positions (e.g., Committee Chair)

• Affirmation that all directors are currently compliant with the company policy

• Description of an annual policy review process undertaken by the Nominating Committee to evaluate outside director time commitments

If a director is imminently leaving a board and this departure is disclosed in a written, time-bound and publicly-available manner, we may consider waiving our withhold vote when evaluating the director for excessive time commitments.

Service on a mutual fund board, the board of a UK investment trust or a Special Purpose Acquisition Company (SPAC) board is not considered when evaluating directors for excessive commitments. However, we do expect these roles to be considered by nominating committees when evaluating director time commitments.

Climate-related Disclosures

State Street Global Advisors finds that the recommendations of the Taskforce on Climate-related Financial Disclosures (TCFD) provide the most effective framework for disclosure of climate-related risks and opportunities.

As such, we may take voting action against companies in the S&P 500 and S&P/TSX Composite that fail to provide sufficient disclosure regarding climate-related risks and opportunities related to that company, or board oversight of climate-related risks and opportunities, in accordance with the TCFD framework.

Director-Related Proposals	We generally vote for the following director-related proposals:

• Discharge of board members’ duties, in the absence of pending litigation, regulatory investigation, charges of fraud, or other indications of significant concern

• Proposals to restore shareholders’ ability in order to remove directors with or without cause

• Proposals that permit shareholders to elect directors to fill board vacancies

• Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid

We generally vote against the following director-related proposals:

• Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

• Proposals that relate to the “transaction of other business as properly comes before the meeting,” which extend “blank check” powers to those acting as proxy

• Proposals requiring two candidates per board seat

Majority Voting	We will generally support a majority vote standard based on votes cast for the election of directors.

We will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares cast) to pass or to repeal certain provisions.

Annual Elections	We generally support the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees, as well as the existence of a shareholder rights plan.

Cumulative Voting	We do not support cumulative voting structures for the election of directors.

Separation Chair/CEO	We analyze proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including the appointment of and role played by a lead director, a company’s performance, and the overall governance structure of the company.

However, we may take voting action against the chair or members of the nominating committee at S&P 500 companies that have combined the roles of chair and CEO and have not appointed a lead independent director.

Proxy Access	In general, we believe that proxy access is a fundamental right and an accountability mechanism for all long-term shareholders. We will consider proposals relating to proxy access on a case-by-case basis. We will support shareholder proposals that set parameters to empower long-term shareholders while providing management the flexibility to design a process that is appropriate for the company’s circumstances.
We will review the terms of all other proposals and will support those proposals that have been introduced in the spirit of enhancing shareholder rights.

Considerations include the following:

•  The ownership thresholds and holding duration proposed in the resolution

•  The binding nature of the proposal

•  The number of directors that shareholders may be able to nominate each year

•  Company governance structure

•  Shareholder rights

•  Board performance

Age/Term Limits	Generally, we may vote against age and term limits unless the company is found to have poor board refreshment and director succession practices, and has a preponderance of non-executive directors with excessively long tenures serving on the board.

Approve Remuneration of Directors	Generally, we will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.

Indemnification	Generally, we support proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Classified Boards	We generally support annual elections for the board of directors.

Confidential Voting	We will support confidential voting.

Board Size	We will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Board Responsiveness	We may vote against the re-election of members of the compensation committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach. In addition, if the level of dissent against a management proposal on executive pay is consistently high, and we have determined that a vote against a pay-related proposal is warranted in the third consecutive year, we may vote against the Chair of the compensation committee.

Shareholder Rights

Virtual/Hybrid Shareholder Meetings	As a result of the COVID-19 pandemic, companies are increasingly conducting their shareholder meetings in a virtual or hybrid format. While we are encouraged by the success of virtual and hybrid shareholder meetings, companies and shareholders must remain vigilant in continuing to improve their virtual shareholder meeting practices.

Recognizing the success of virtual and hybrid shareholder meetings and a shifting regulatory environment, we will generally support proposals that grant boards the right to hold shareholder meetings in a virtual or hybrid format as long as companies uphold the following best practices:

• Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders

• Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders

• Provide a written record of all questions posed during the meeting, and

• Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices

If a company breaches of any of the criteria above, we may vote against the Chair of the nominating committee.

Accounting and Audit-Related Issues

Ratifying Auditors and Approving Auditor Compensation	We support the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. We deem audit fees to be excessive if the non-audit fees for the prior year constituted 50 percent or more of the total fees paid to the auditor. We will also support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

We will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.

Approval of Financial Statements

We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we may vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

Capital Structure	Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company.

The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, we support requests that are not unreasonably dilutive or enhance the rights of common shareholders. In considering authorized share proposals, the typical threshold for approval is 100percent over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.

Increase in Authorized Common Shares	In general, we support share increases for general corporate purposes up to 100 percent of current authorized stock.

We support increases for specific corporate purposes up to 100 percent of the specific need plus 50 percent of current authorized common stock for US and Canadian firms.

When applying the thresholds, we will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Increase in Authorized Preferred Shares	We vote on a case-by-case basis on proposals to increase the number of preferred shares.
Generally, we will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
We will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). However, we may vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Unequal Voting Rights	We will not support proposals authorizing the creation of new classes of common stock with superior voting rights and may vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, we will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.

However, we will support capitalization changes that eliminate other classes of stock and/ or unequal voting rights.

Reorganization and Mergers	The reorganization of the structure of a company or mergers often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported.
In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.
We will generally support transactions that maximize shareholder value. Some of the considerations include the following:
• Offer premium
• Strategic rationale
• Board oversight of the process for the recommended transaction, including, director and/ or management conflicts of interest
• Offers made at a premium and where there are no other higher bidders
• Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:
• Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
• Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders
• The current market price of the security exceeds the bid price at the time of voting

Anti-Takeover Issues	Typically, these are proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or to delete a provision that is deemed to have an anti-takeover effect. The majority of these proposals deal with management’s attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.
Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management may not be supported.
Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans	US: We will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.

In general, we may vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).
We will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20 percent, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” nor similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).
Canada: We analyze proposals for shareholder approval of a shareholder rights plan (“poison pill”) on a case-by-case basis taking into consideration numerous factors, including but not limited to, whether it conforms to ‘new generation’ rights plans and the scope of the plan.

Special Meetings	We will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their bylaws if:
• The company also does not allow shareholders to act by written consent
• The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25 percent of outstanding shares
We will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10 percent ownership threshold) the right to call for a special meeting in their bylaws if:
• The current ownership threshold to call for a special meeting is above 25 percent of outstanding shares
We will vote for management proposals related to special meetings.

Written Consent	We will vote for shareholder proposals on written consent at companies if:
• The company does not have provisions in their bylaws giving shareholders the right to call for a special meeting

• The company allows shareholders the right to call for a special meeting, but the current ownership threshold to call for a special meeting is above 25percent of outstanding shares
• The company has a poor governance profile

We will vote management proposals on written consent on a case-by-case basis.

Super-Majority	We will generally vote against amendments to bylaws requiring super-majority shareholder votes to pass or repeal certain provisions. We will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

Compensation	Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, the terms of the plan should be designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans that benefit participants only when the shareholders also benefit are those most likely to be supported.

Advisory Vote on Executive Compensation and Frequency	State Street Global Advisors believes executive compensation plays a critical role in aligning executives’ interest with shareholders’, attracting, retaining and incentivizing key talent, and ensuring positive correlation between the performance achieved by management and the benefits derived by shareholders. We support management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period. We seek adequate disclosure of various compensation elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy, and performance. Further shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance on an annual basis.

In Canada, where advisory votes on executive compensation are not commonplace, we will rely primarily upon engagement to evaluate compensation plans.

Employee Equity Award Plans	We consider numerous criteria when examining equity award proposals. Generally we do not vote against plans for lack of performance or vesting criteria. Rather the main criteria that will result in a vote against an equity award plan are:

Excessive voting power dilution To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. We review that number in light of certain factors, such as the industry of the issuer.

Historical option grants Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than five to eight percent are generally not supported.

Repricing We may vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.

Other criteria include the following:

• Number of participants or eligible employees

• The variety of awards possible

• The period of time covered by the plan

There are numerous factors that we view as negative. If combined they may result in a vote against a proposal. Factors include:

• Grants to individuals or very small groups of participants

• “Gun-jumping” grants which anticipate shareholder approval of a plan or amendment

• The power of the board to exchange “underwater” options without shareholder approval. This pertains to the ability of a company to reprice options, not the actual act of repricing described above

• Below market rate loans to officers to exercise their options

• The ability to grant options at less than fair market value;

• Acceleration of vesting automatically upon a change in control

• Excessive compensation (i.e. compensation plans which we deem to be overly dilutive)

Share Repurchases If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.

Companies will not have any such repurchase plan factored into the dilution calculation if they do not (i) clearly state the intentions of any proposed share buy-back plan, (ii) disclose a definitive number of the shares to be bought back, (iii) specify the range of premium/discount to market price at which a company can repurchase shares, and (iv) disclose the time frame during which the shares will be bought back.

162(m) Plan Amendments If a plan would not normally meet our criteria described above, but was primarily amended to add specific performance criteria to be used with awards that were designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then we will support the proposal to amend the plan.

Employee Stock Option Plans	We generally vote for stock purchase plans with an exercise price of not less than 85 percent of fair market value. However, we take market practice into consideration.

Compensation-Related Items	We generally support the following proposals:
• Expansions to reporting of financial or compensation-related information within reason

• Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

We generally vote against the following proposal:

• Retirement bonuses for non-executive directors and auditors

Miscellaneous/ Routine Items	We generally support the following miscellaneous/routine governance items:
• Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate

• Opting-out of business combination provision

• Proposals that remove restrictions on the right of shareholders to act independently of management

• Liquidation of the company if the company will file for bankruptcy if the proposal is not approved

• Shareholder proposals to put option repricings to a shareholder vote

•  General updating of, or corrective amendments to, charter and bylaws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

• Change in corporation name

• Mandates that amendments to bylaws or charters have shareholder approval

•  Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable

•  Repeals, prohibitions or adoption of anti-greenmail provisions

•  Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced and proposals to implement a reverse stock split to avoid delisting

• Exclusive forum provisions

State Street Global Advisors generally does not support the following miscellaneous/ routine governance items:

• Proposals requesting companies to adopt full tenure holding periods for their executives

• Reincorporation to a location that we believe has more negative attributes than its current location of incorporation

• Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable

• Proposals to approve other business when it appears as a voting item

• Proposals giving the board exclusive authority to amend the bylaws

• Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal

Risk Management	We believe that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion regarding the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with the changing political and economic landscape or as companies diversify or expand their operations into new areas.

As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively assess the risk of our clients’ portfolios and the broader market, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.

Consistent with this perspective, we may seek to engage with our portfolio companies to better understand how their boards are overseeing risks and opportunities the company has deemed to be material to its business or operations. If we believe a company has failed to implement and communicate effective oversight of these risks, we may consider voting against the directors responsible.

Environmental and Social Issues	As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social factors. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing an environmental or social topic material to the company would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, available at ssga.com/about-us/asset-stewardship.html.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.

*  Pensions & Investments Research Center, as of December 31, 2021.

†  This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

ssga.com

Marketing communications

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central

Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment

Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a

‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved. ID1482705-3479916.3.1.GBL.RTL 0323

Exp. Date: 03/31/2024

March 2023

Rest of the World

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ Proxy Voting and Engagement Guidelinesi for the Rest of the World outline our approach to voting and engaging with companies listed on stock exchanges in international markets not covered under specific country/regional Guidelines. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which outline our overall approach to voting and engaging with companies, and State Street Global Advisors’ Conflicts Mitigation Guidelines, which provide information about managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.

i

These Proxy Voting and Engagement Guidelines (the “Guidelines”) are also applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street Corporation. Additionally, State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with the Global Proxy Voting and Engagement Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets.

At State Street Global Advisors, we recognize that markets not covered under specific country/regional guidelines, specifically emerging markets, are disparate in their corporate governance frameworks and practices. While they tend to pose broad common governance issues, such as concentrated ownership, poor disclosure of financial and related-party transactions, and weak enforcement of rules and regulation, our Guidelines are designed to identify and to address specific governance concerns across the markets. We also evaluate the various factors that contribute to the corporate governance framework of a country. These factors include, but are not limited to: (i) the macroeconomic conditions and broader political system in a country; (ii) quality of regulatory oversight, enforcement of property and shareholder rights; and (iii) the independence of judiciary.

When voting and engaging with companies in global markets, we consider market-specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect all companies to observe the relevant laws and regulations of their respective markets, as well as any country-specific best practice guidelines and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting principles.

State Street Global Advisors’ Proxy Voting and Engagement Guidelines for the Rest of the World address our approaches to topics including directors and boards, accounting and audit-related issues, capital structure, reorganization and mergers, remuneration, and other governance-related issues.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy in Emerging Markets	State Street Global Advisors’ approach to proxy voting and issuer engagement in emerging markets is designed to increase the value of our clients’ investments through the mitigation of governance risks. The overall quality of the corporate governance framework in an emerging market country drives the level of governance risks investors assign to a country. Thus, improving the macro governance framework in a country may help to reduce governance risks and to increase the overall value of our clients’ holdings over time. In order to improve the overall governance framework and practices in a country, members of our Asset Stewardship Team endeavor to engage with representatives from regulatory agencies and stock markets to highlight potential concerns with the macro governance framework of a country. To help mitigate company-specific risk, the State Street Global Advisors Asset Stewardship Team works alongside members of the Active Fundamental and emerging market specialists to engage with emerging market companies on governance issues and address any specific concerns, or to get more information regarding shareholder items that are to be voted on at upcoming shareholder meetings. This integrated approach to engagement drives our proxy voting and engagement philosophy in emerging markets.

Directors and Boards	Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and providing guidance on strategic matters, overseeing executive management, to selecting the CEO and other senior executives, creating a succession plan for the board and management, and providing risk oversight, including of risks related to sustainability issues. Further, we believe good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

We believe that a well-constituted board of directors, with a good balance of skills, expertise and independence, provides the foundation for a well-governed company. However, several factors, such as low overall independence level requirements by market regulators, poor biographical disclosure of director profiles, prevalence of related-party transactions, and the general resistance from controlling shareholders to increase board independence, render the election of directors as one of the most important fiduciary duties we perform in emerging market companies.

Board Independence	We vote for the (re-)election of directors on a case-by-case basis after considering various factors, including board quality, general market practice and availability of information on director skills and expertise. We expect companies to meet minimum overall board independence standards, as defined in a local corporate governance code or market practice. Therefore, in several countries, we may vote against certain non-independent directors if overall board independence levels do not meet market standards.

Our broad criteria for director independence in emerging market companies include factors such as:

• Participation in related-party transactions

• Employment history with company

• Relations with controlling shareholders and employees

• Company classification of a director as non-independent

Board Committees	In some countries, market practice calls for the establishment of a board level audit committee. We believe an audit committee should be responsible for monitoring the integrity of the financial statements of a company and appointing external auditors. It should also monitor their qualifications, independence, effectiveness and resource levels. Based upon our desire to enhance the quality of financial and accounting oversight provided by independent directors, we expect that listed companies have an audit committee constituted of a majority of independent directors.

Board Gender Diversity	We expect boards of listed companies in all markets and indices to have at least one female board member. If a company does not meet this expectation, State Street Global Advisors may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee. Additionally, if a company does not meet this expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee or those persons deemed responsible for the nomination process.

We may waive this voting guideline if a company engages with State Street Global Advisors and provides a specific, timebound plan for adding at least one woman to its board.

Board Responsiveness to High Dissent against Pay Proposals	Poorly structured executive compensation plans pose increasing reputational risk to companies. Ongoing high level of dissent against a company’s compensation proposals may indicate that the company is not receptive to investor concerns. If the level of dissent against a company’s remuneration report and/or remuneration policy is consistently high, and we have determined that a vote against a pay-related proposal is warranted in the third consecutive year, we may vote against the Chair of the remuneration committee.

Climate-related Disclosures	State Street Global Advisors finds that the recommendations of the Taskforce on Climate-related Financial Disclosures (TCFD) provide the most effective framework for disclosure of climate-related risks and opportunities.

As such, we may take voting action against companies in the Hang Seng and Straits Times that fail to provide sufficient disclosure regarding climate-related risks and opportunities related to that company, or board oversight of climate-related risks and opportunities, in accordance with the TCFD framework.

Shareholder Rights

Virtual/Hybrid Shareholder Meetings	As a result of the COVID-19 pandemic, companies are increasingly conducting their shareholder meetings in a virtual or hybrid format. While we are encouraged by the success of virtual and hybrid shareholder meetings, companies and shareholders must remain vigilant in continuing to improve their virtual shareholder meeting practices.

Recognizing the success of virtual and hybrid shareholder meetings and a shifting regulatory environment, we will generally support proposals that grant boards the right to hold shareholder meetings in a virtual or hybrid format as long as companies uphold the following best practices:

• Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders

• Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders

• Provide a written record of all questions posed during the meeting, and

• Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices

If a company breaches of any of the criteria above, we may vote against the Chair of the nominating committee.

Accounting and Audit-Related Issues	The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. We believe that audit committees provide the necessary oversight for the selection and appointment of auditors, the company’s internal controls and the accounting policies, and the overall audit process.

Appointment of External Auditors	We believe that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or re-appointment at the annual meeting. We believe that it is imperative for audit committees to select outside auditors who are independent from management.

Approval of Financial Statements	We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we may vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

Capital Structure, Reorganization, and Mergers State Street Global Advisors believes that changes to a company’s capital structure, such as changes in authorized share capital, share repurchase and debt issuances, are critical decisions made by the board. We believe the company should have a business rationale that is consistent with corporate strategy and should not overly dilute its shareholders.

Related-Party Transactions	Most companies in emerging markets have a controlled ownership structure that often includes complex cross-shareholdings between subsidiaries and parent companies (“related companies”). As a result, there is a high prevalence of related-party transactions between the company and its various stakeholders, such as directors and management. In addition, inter-group loan and loan guarantees provided to related companies are some of the other related-party transactions that increase the risk profile of companies. In markets where shareholders are required to approve such transactions, we expect companies to provide details about the transaction, such as its nature, value and purpose. This also encourages independent directors to ratify such transactions. Further, we encourage companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Share Repurchase Programs	With regard to share repurchase programs, we expect companies to clearly state the business purpose for the program and a definitive number of shares to be repurchased.

Mergers and Acquisitions	Mergers or reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations and other major changes to the corporation. Proposals that are in the best interest of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights are not supported.

We evaluate mergers and structural reorganizations on a case-by-case basis. We generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to, the following:

• Offer premium

• Strategic rationale

• Board oversight of the process for the recommended transaction, including director and/ or management conflicts of interest

• Offers made at a premium and where there are no other higher bidders

• Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

• Offers with potentially damaging consequences for minority shareholders because of illiquid stock

• Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

• The current market price of the security exceeds the bid price at the time of voting

We will actively seek direct dialogue with the board and management of companies that we have identified through our screening processes. Such engagements may lead to further monitoring to ensure the company improves its governance or sustainability practices. In these cases, we believe the engagement process represents the most meaningful opportunity for State Street Global Advisors to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

Compensation	We consider it to be the board’s responsibility to set appropriate levels of executive remuneration. Despite the differences among the types of plans and the potential awards, there is a simple underlying philosophy that guides our analysis of executive remuneration: there should be a direct relationship between executive compensation and company performance over the long term. In emerging markets, we encourage companies to disclose information on senior executive remuneration.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach. With regard to director remuneration, we support director pay provided the amounts are not excessive relative to other issuers in the market or industry, and are not overly dilutive to existing shareholders.

Risk Management	We believe that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion regarding the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with a changing political and economic landscape or as companies diversify or expand their operations into new areas.

As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively assess the risk of our clients’ portfolios and the broader market, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.

Consistent with this perspective, we may seek to engage with our portfolio companies to better understand how their boards are overseeing risks and opportunities the company has deemed to be material to its business or operations. If we believe a company has failed to implement and communicate effective oversight of these risks, we may consider voting against the directors responsible.

Environmental and Social Issues	As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social factors. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing an environmental or social topic material to the company would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, available at ssga.com/about-us/asset-stewardship.html.

General/Routine Issues	Some of the other issues that are routinely voted on in emerging markets include approving the allocation of income and accepting financial statements and statutory reports. For these voting items, our guidelines consider several factors, such as historical dividend payouts, pending litigation, governmental investigations, charges of fraud, or other indication of significant concerns.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.

†  This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

ssga.com

Marketing communication

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A —La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay,

Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 —REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan,

Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate

EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1482392-3479918.3.1.GBL.RTL 0323 Exp. Date: 03/31/2024

March 2023

United Kingdom and Ireland

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ Proxy Voting and Engagement Guidelinesi for the United Kingdom and Ireland outline our approach to voting and engaging with companies listed on stock exchanges in the United Kingdom and Ireland. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which outline our overall approach to voting and engaging with companies, and State Street Global Advisors’ Conflicts Mitigation Guidelines, which provide information about managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.

i

These Proxy Voting and Engagement Guidelines (the “Guidelines”) are also applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street Corporation. Additionally, State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with the Global Proxy Voting and Engagement Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets.

State Street Global Advisors’ Proxy Voting and Engagement Guidelines for the United Kingdom (“UK”) and Ireland address our market-specific approach to topics including directors and boards, accounting and audit-related issues, capital structure, reorganization and mergers, remuneration, and other governance-related issues.
When voting and engaging with companies in global markets, we consider market-specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country-specific best practice guideliness and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting principles.
In our analysis and research into corporate governance issues in the UK and Ireland, we expect all companies that obtain a primary listing on the London Stock Exchange or the Irish Stock Exchange, regardless of domicile, to comply with the UK Corporate Governance Code (the “Code”), and proactively monitor companies’ adherence to the Code. Consistent with the ‘comply or explain’ expectations established by the Code, we encourage companies to proactively disclose their level of compliance with the Code. In instances of non-compliance in which companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy	In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and Europe, Middle East and Africa (“EMEA”) investment teams, collaborating on issuer engagements and providing input on company-specific fundamentals.

Directors and Boards	Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and providing guidance on strategic matters, overseeing executive management, to selecting the CEO and other senior executives, creating a succession plan for the board and management, and providing risk oversight, including of risks related to sustainability issues. Further, we believe good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.
We believe that a well-constituted board of directors, with a balance of skills, expertise and independence, provides the foundations for a well-governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the (re-)election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise.
We may also consider board performance and directors who appear to be remiss in the performance of their oversight responsibilities when analyzing their suitability for reappointment (e.g. fraud, criminal wrongdoing and breach of fiduciary responsibilities).

Board Independence	In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. We believe a sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

Our broad criteria for director independence for UK companies include factors such as:

• Participation in related-party transactions and other business relations with the company

• Employment history with company

• Excessive tenure and a preponderance of long-tenured directors

• Relations with controlling shareholders

• Family ties with any of the company’s advisers, directors or senior employees

• Company classification of a director as non-independent

Director Attendance at Board Meetings

We also consider attendance at board meetings and may withhold votes from directors who attend less than 75 percent of board meetings in a given year without appropriate explanation or providing reason for their failure to meet the attendance threshold. In addition, we monitor other factors that may influence the independence of a non-executive director, such as performance-related pay, cross-directorships and significant shareholdings.

Classified Boards	We support the annual election of directors.

Separation Chair/CEO	While we are generally supportive of having the roles of chair and CEO separated in the UK market, we assess the division of responsibilities between chair and CEO on a case-by-case basis, giving consideration to factors such as the company’s specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, we monitor for circumstances in which a combined chair/CEO is appointed or a former CEO becomes chair.

Board Committees	We believe companies should have committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, the appointment of external auditors, auditor qualifications and independence, and effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors. We expect companies to have remuneration committees to provide independent oversight over executive pay. We may vote against nominees who are executive members of audit or remuneration committees.

We consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and reviewing the balance of skills, knowledge, and experience of the board. It also ensures that adequate succession plans are in place for directors and the CEO. We may vote against the re-election of members of the nomination committee if, over time, the board has not addressed concerns over board structure or succession.

Poorly structured executive compensation plans pose increasing reputational risk to companies. Ongoing high level of dissent against a company’s compensation proposals may indicate that the company is not receptive to investor concerns. If the level of dissent against a company’s remuneration report and/or remuneration policy is consistently high, and we have determined that a vote against a pay-related proposal is warranted in the third consecutive year, we may vote against the Chair of the remuneration committee.

Board Gender Diversity	We expect boards of all listed companies to have at least one female board member and the boards of FTSE 350 companies to be composed of at least 30 percent women directors. If a company does not meet the applicable expectation, State Street Global Advisors may vote against the chair of the board’s nominating committee or the board leader in the absence of a nominating committee. Additionally, if a company does not meet the applicable expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee or those persons deemed responsible for the nomination process.

We may waive this voting guideline if a company engages with State Street Global Advisors and provides a specific, timebound plan for either reaching the 30-percent threshold (FTSE 350) or for adding a woman director (non-FTSE 350).

Board Racial/Ethnic Diversity	Effective board oversight of a company’s long-term business strategy necessitates a diversity of perspectives, especially in terms of gender, race and ethnicity. If a company in the FTSE 350 does not disclose, at minimum, the gender, racial and ethnic composition of its board, we may vote against the Chair of the nominating committee. We may withhold support from the Chair of the nominating committee also when a company in the FTSE 100 does not have at least one director from an underrepresented racial and/or ethnic community on its board.

Director Time Commitments	When voting on the election or re-election of a director, we also consider the number of outside board directorships a non-executive and an executive may undertake. Thus, State Street Global Advisors may take voting action against a director who exceeds the number of board mandates listed below:

• Named Executive Officers (NEOs) of a public company who sit on more than two public company boards

• Non-executive board chairs or lead independent directors who sit on more than three public company boards

• Director nominees who sit on more than four public company boards

For non-executive board chairs/lead independent directors and director nominees who hold excessive commitments, as defined above, we may consider waiving our policy and vote in support of a director if a company discloses its director commitment policy in a publicly available manner (e.g., corporate governance guidelines, proxy statement, company website). This policy or associated disclosure must include:

• A numerical limit on public company board seats a director can serve on

– This limit cannot exceed our policy by more than one seat

• Consideration of public company board leadership positions (e.g., Committee Chair)

• Affirmation that all directors are currently compliant with the company policy

• Description of an annual policy review process undertaken by the Nominating Committee to evaluate outside director time commitments

If a director is imminently leaving a board and this departure is disclosed in a written, time-bound and publicly-available manner, we may consider waiving our withhold vote when evaluating the director for excessive time commitments.

Service on a mutual fund board, the board of a UK investment trust or a Special Purpose Acquisition Company (SPAC) board is not considered when evaluating directors for excessive commitments. However, we do expect these roles to be considered by nominating committees when evaluating director time commitments.

Climate-related Disclosures	State Street Global Advisors finds that the recommendations of the Taskforce on Climate-related Financial Disclosures (TCFD) provide the most effective framework for disclosure of climate-related risks and opportunities.

As such, we may take voting action against companies in the FTSE 350 that fail to provide sufficient disclosure regarding climate-related risks and opportunities related to that company, or board oversight of climate-related risks and opportunities, in accordance with the TCFD framework.

Indemnification and Limitations on Liability	Generally, we support proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law. This holds if a director has not acted in bad faith, gross negligence, nor reckless disregard of the duties involved in the conduct of his or her office.

Shareholder Rights

Virtual/Hybrid Shareholder Meetings	As a result of the COVID-19 pandemic, companies are increasingly conducting their shareholder meetings in a virtual or hybrid format. While we are encouraged by the success of virtual and hybrid shareholder meetings, companies and shareholders must remain vigilant in continuing to improve their virtual shareholder meeting practices.

Recognizing the success of virtual and hybrid shareholder meetings and a shifting regulatory environment, we will generally support proposals that grant boards the right to hold shareholder meetings in a virtual or hybrid format as long as companies uphold the following best practices:

• Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders

• Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders

• Provide a written record of all questions posed during the meeting, and Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices

If a company breaches of any of the criteria above, we may vote against the Chair of the nominating committee.

Accounting and Audit-Related Issues

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors. Appointment of External Auditors

Appointment of External Auditors	State Street Global Advisors believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. When appointing external auditors and approving audit fees, we take into consideration the level of detail in company disclosures and will generally not support such resolutions if an adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, we may vote against members of the audit committee if we have concerns with audit-related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, we may consider auditor tenure when evaluating the audit process.

Limit Legal Liability of External Auditors	We generally oppose limiting the legal liability of audit firms because we believe this could create a negative impact on the quality of the audit function.

Approval of Financial Statements	We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we may vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

Capital Structure, Reorganization, and Mergers

Share Issuances	The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is essential to shareholders’ ability to monitor returns and to ensure capital is deployed efficiently. We support capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares without pre-emption rights, we may vote against if such authorities are greater than 20% of the issued share capital. We may also vote against resolutions that seek authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs	We generally support a proposal to repurchase shares. However, this is not the case if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, the range of premium/discount to market price at which a company can repurchase shares, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Dividends	We generally support dividend payouts that constitute 30% or more of net income. We may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation or the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long term financial health.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights and are not supported.

We will generally support transactions that maximize shareholder value. Some of the considerations include the following:

• Offer premium

• Strategic rationale

• Board oversight of the process for the recommended transaction, including, director and/ or management conflicts of interest

• Offers made at a premium and where there are no other higher bidders

• Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

• Offers with potentially damaging consequences for minority shareholders because of illiquid stock

• Offers in which we believe there is a reasonable prospect for an enhanced bid or other bidders

• The current market price of the security exceeds the bid price at the time of voting

Anti-Takeover Measures	We oppose anti-takeover defenses such as authorities for the board when subject to a hostile takeover to issue warrants convertible into shares to existing shareholders.

Notice Period to Convene a General Meeting	We expect companies to give as much notice as is practicable when calling a general meeting. Generally, we are not supportive of authorizations seeking to reduce the notice period to 14 days.

Remuneration

Executive Pay

Despite the differences among the types of plans and awards possible, there is a simple underlying philosophy that guides our analysis of executive pay: there should be a direct relationship between remuneration and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration policies and reports, we consider adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices or if the company has not been responsive to shareholder concerns.

Equity Incentive Plans	We may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance, vesting periods, and overall dilution. Generally we do not support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.

Non-Executive Director Pay	Authorities that seek shareholder approval for non-executive directors’ fees are generally not controversial. We typically support resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by comparable companies. We will evaluate any non-cash or performance related pay to non-executive directors on a company- by-company basis.

Risk Management

State Street Global Advisors believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight of the risk management process established by senior executives at a company. We allow boards to have discretion over how they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with the with a changing political and economic landscape or as companies diversify their operations into new areas.

As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively assess the risk of our clients’ portfolios and the broader market, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.

Consistent with this perspective, we may seek to engage with our portfolio companies to better understand how their boards are overseeing risks and opportunities the company has deemed to be material to its business or operations. If we believe a company has failed to implement and communicate effective oversight of these risks, we may consider voting against the directors responsible.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social factors. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing an environmental or social topic material to the company would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, available at ssga.com/about-us/asset-stewardship.html.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.

†  This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

ssga.com

Marketing communication

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia.

T: +612 9240-7600. F: +612 9240-7611. Belgium: State

Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A —La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe

Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered

Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 —REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors

Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1482704-3479919.3.1.GBL.RTL 0323 Exp. Date: 03/31/2024

Guidance Asset Stewardship April 2023	Guidance on Managing Geopolitical Risk

As asset stewards, we are aware of the financial risks associated with geopolitical risk, including risks arising from unexpected conflict between or among nations. Where appropriate, we may seek to mitigate relevant risks through engagements and proxy voting.

Below is our guidance and approach to stewardship in such instances in an effort to protect shareholder value.

Guidance for Impacted Companies

We expect our portfolio companies that may be impacted by geopolitical risk to:

•  Manage and mitigate risks related to operating in impacted markets, which may include financial, sanctions, regulatory, and/or reputational risks, among others;

•  Strengthen board oversight of these efforts; and

•  Describe these efforts in public disclosures.

In addition to these conflict-specific expectations, our existing Guidance on Human Rights Disclosures & Practices applies to all companies in our portfolio.

Engagements	We may request engagements with portfolio companies that have been identified as having exposure to geopolitical risk. Our objective will be to understand how companies are disclosing and managing relevant sanctions, regulatory, reputational, human rights-related, and financial risks (e.g., disruptions to operations, supply chain, human capital management strategies), and to encourage alignment with our expectations.

Proxy Voting	We may consider using proxy voting to hold boards accountable for insufficient oversight of relevant risks, in line with our existing oversight expectations for directors.

Conclusion	This guidance is an example of the Asset Stewardship Team’s commitment to proactively managing risks to our portfolio in order to enhance long-term value for our clients. Please reach out to State Street Global Advisors’ Asset Stewardship Team at GovernanceTeam@ssga.com to request an engagement on this topic.

About State Street Global Advisors

Our clients are the world’s governments, institutions and financial advisors. To help them achieve their financial goals we live our guiding principles each and every day:

•  Start with rigor

•  Build from breadth

•  Invest as stewards

•  Invent the future

For four decades, these principles have helped us be the quiet power in a tumultuous investing world. Helping millions of people secure their financial futures. This takes each of our employees in 29 offices around the world, and a firm-wide conviction that we can always do it better. As a result, we are the world’s fourth-largest asset manager* with US $3.62 trillion† under our care.

*  Pensions & Investments Research Center, as of December 31, 2021.

†  This figure is presented as of March 31, 2023 and includes approximately $65.03 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

ssga.com

Marketing communications

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA).

This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801,

Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN

42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of

State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense – Tour A – La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41

92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global

Guidance on Managing Geopolitical Risk

Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global

Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number

49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global

Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81.

Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended April 12, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or

Guidance on Managing Geopolitical Risk

transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description

(including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is

not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1522578-4654606.2.1.GBL.RTL 0423 Exp. Date: 03/31/2024

Guidance on Managing Geopolitical Risk

Insights Asset Stewardship March 2023	Guidance on Climate-related Disclosures

At State Street Global Advisors, we believe that managing climate-related risks and opportunities is a key element in maximizing long-term risk-adjusted returns for our clients. As a result, we have a longstanding commitment to enhance investor-useful disclosure around this topic. We have encouraged our portfolio companies to report in accordance with recommendations of the Task Force for Climate-related Financial Disclosures (TCFD)[1] since we first endorsed the framework in 2017. Since then, companies have improved the quality and quantity of climate-related disclosure and investors have matured their expectations.

This guidance outlines our expectations with respect to the disclosure of climate-related risks and opportunities and our approach to voting and engagement on this important topic. We will continue to engage with portfolio companies to ensure investors receive the information needed to assess how companies are approaching climate-related risks and opportunities.

Our Expectations for Climate-related Disclosures	We expect all companies in our portfolios to offer public disclosures in accordance with the four pillars of the TCFD framework: Governance, Strategy, Risk Management, and Metrics and Targets.

	1	Governance The TCFD recommends companies describe the board’s oversight of, and management’s role in, assessing and managing climate-related risks and opportunities.

	2	Strategy The TCFD recommends companies describe identified climate-related risks and opportunities and the impact of these risks and opportunities on their businesses, strategy, and financial planning.

	3	Risk Management The TCFD recommends companies describe processes for identifying, assessing, and managing climate-related risks and describe how these processes are integrated into overall risk management.

	4	Metrics and Targets The TCFD recommends companies disclose metrics and targets used to assess and manage climate-related risks and opportunities.

Disclosure Expectations for Effective Climate Transition Plans	We believe it is our responsibility to provide portfolio companies that have adopted a climate transition plan with clarity on our expectations for effective climate transition plan disclosure.

In developing our climate transition plan disclosure expectations, our asset stewardship team conducted an in-depth assessment of existing disclosure frameworks and standards for relevant disclosures. We considered several factors (e.g., market adoption, usefulness for decision-making, applicability across sectors) and selected a core set of disclosure expectations for companies that have adopted climate transition plans.

We recognize that there is no one-size-fits-all approach to reaching net-zero and that climate-related risks and opportunities can be highly nuanced across and within industries. The expectations set out below serve to provide transparency on the core criteria we expect companies that have adopted a climate transition plan to address in their related disclosures.

Figure 1 Key Areas of Climate Transition Disclosure	Category	Disclosure Expectations for Companies that Have Adopted a Climate Transition Plan
	Ambition	•	Disclose what long-term climate ambition has been adopted by the company
	Targets	•	Disclose any interim GHG emissions reduction targets
		•	Disclose any commitment to align with temperature goals
	TCFD Disclosure	•	We promote adoption of TCFD-aligned disclosure
		•	Disclose any scenario analysis performed by the company
		•	Provide emissions reporting and assurance
	Decarbonization Strategy	•	Disclose how the company’s transition plan integrates into the company’s long-term strategy
		•	Discuss decarbonization actions
		•	Disclose carbon offsets utilization
		•	Discuss decarbonization across the value chain
	Capital Allocation Alignment	•	Disclose any integration of climate considerations into capital allocation decisions
		•	Disclose what capital expenditure is made on low carbon strategies
		•	Disclose the company’s approach to carbon pricing
		•	Disclose any investments in decarbonization
	Climate Policy Engagement	•	Disclose any climate change policies and positions
		•	Disclose any trade association review
	Climate Governance	•	Disclose board oversight of the climate transition plan
		•	Disclosure of management oversight of the climate transition plan
	Physical Risk	•	Disclose any physical risk assessment performed by the company
		•	Disclose the company’s physical risk management for identified risks
	Stakeholder Engagement	•	Disclose the company’s:
		–	Industry collaboration
		–	Investor engagement
		–	Climate expert engagement
		–	Internal engagement

Guidance on Climate-related Disclosures

Voting Incorporating Our Expectations into Our Proxy Voting Policies	With respect to voting on climate-related disclosure issues, we will first engage with companies related to our climate-related disclosure expectations outlined herein, focusing on companies and industries with the greatest risk and opportunity.

Director Elections

Climate-related Disclosure Expectations

State Street Global Advisors has implemented the following proxy voting guidelines:

•  We may take voting action against companies in the S&P 500, S&P/TSX Composite, FTSE 350, STOXX 600, and ASX 200 indices if companies fail to provide sufficient disclosure regarding climate-related risks and opportunities related to that company, or board oversight of climate related risks and opportunities, in accordance with the TCFD framework.

Climate Transition Plan Disclosure Expectations for Significant Emitters As a complement to this director voting policy, we have launched an engagement campaign on climate transition plan disclosure targeting significant emitters in carbon-intensive sectors. Through our engagements, we will aim to better understand climate transition plans and strategies, and gain insight on each company’s unique set of climate-related risks and strategic opportunities presented by the transition.

Shareholder Proposals	Climate-related Shareholder Proposals

Below is the approach when voting on climate-related shareholder proposals:

	•	FOR We will consider voting for shareholder proposals that we believe will lead to increased alignment with our expectations for climate-related disclosures;

	•	ABSTAIN We will consider voting abstain when we support some elements of a proposal’s request, or recognize a company’s commitment to implement related disclosure and/or oversight practices;

	•	AGAINST We will vote against shareholder proposals that we believe are immaterial, overly prescriptive, or would not further our disclosure and oversight expectations

Guidance on Climate-related Disclosures

Engagements Incorporating Our Expectations into Conversations with Companies	Climate continues to be a core stewardship priority for State Street Global Advisors. During engagement, we may ask companies one or more of the questions outlined below.
Governance
	•	Where is the responsibility for climate oversight housed at the board level? How frequently does the board discuss the topic of climate change?

	•	How is climate — and other ESG — experience considered in the board refreshment process?

	•	How is the board incorporating key sustainability drivers into the performance evaluation of management?

	•	How does management and the board utilize external expertise to stay abreast of the emerging areas of climate?

Strategy

	•	How does the company integrate climate considerations into business strategy and financial planning?

	•	What actions are being considered to support efforts to reduce GHG emissions across the value chain, such as with suppliers and customers?

	•	Where does the company identify the greatest opportunities for decarbonization in the short- and medium-term?

Risk Management

	•	How does the company consider climate-related risks as part of overall risk management? What is the board’s role?

	•	Has the company assessed the potential impacts of physical risk on its assets and operations?

	•	How does the company manage climate-related policy risks? Has the company conducted an assessment of its stated climate positions versus those of its trade and industry associations?

Metrics and Targets

	•	What metrics does the company utilize to track progress on achieving its climate goals?

	•	What sources of GHG emissions contribute most significantly to the company’s carbon footprint?

Guidance on Climate-related Disclosures

	•	What are the biggest challenges facing the company in achieving its GHG emissions reduction targets?

Conclusion

We encourage companies in our portfolios to align their climate-related disclosures and practices with our expectations and at the same time we endeavor to communicate these expectations clearly to the market. Please reach out to our Asset Stewardship team at GovernanceTeam@ssga.com. We look forward to engaging with you on this important topic.

Endnotes	1 https://fsb-tcfd.org/publications/.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.

† This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

Guidance on Climate-related Disclosures

ssga.com

Marketing communication

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at

78 Sir John Rogerson’s Quay, Dublin 2.

Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500 , Montreal, Quebec, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central

Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan

Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168,Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641.

Guidance on Climate-related Disclosures

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional

clients (this includes eligible counterparties as defined by the appropriate EU regulator) who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1483211-4117655.2.1.GBL.RTL 0323 Exp. Date: 03/31/2024

Guidance on Climate-related Disclosures

Guidance	April 2023
Asset Stewardship

Guidance on Disclosure Expectations for Effective Climate Transition Plans

As the world mobilizes toward achieving net-zero emissions by midcentury, our portfolio companies are adopting long-term climate ambitions in increasing numbers. However, few have provided a clear roadmap to achieving these goals — and fewer asset managers have provided detail on what companies are expected to disclose as they prepare for a transition to a low-carbon economy.

State Street Global Advisors is a signatory to the Net Zero Asset Managers initiative. We encourage companies in relevant sectors[1] to develop climate transition plans that take into account the risks and opportunities associated with a transition to a lower carbon economy. To that end, we believe it is our responsibility to provide portfolio companies with clarity on our expectations for effective climate transition plan disclosure to help ensure we — and the broader investor community — receive the information necessary to assess each company’s preparedness for a transition to a low-carbon economy.

Our Process for Developing Disclosure Expectations	The Asset Stewardship team conducted an in-depth assessment of existing ESG frameworks and standards for relevant climate-related disclosures. We considered several factors (e.g., market adoption, usefulness for decision-making, applicability across sectors, financial materiality) and selected a core set of disclosures for climate transition plans that we believe would be useful to investors like us. We leveraged existing frameworks and considered market practice to help reduce the reporting burden on companies while benefiting investors with more consistent and robust disclosure.

Our selected disclosures are organized into ten categories that closely align with those found in the Institutional Investors Group on Climate Change (IIGCC) Net-Zero Investment Framework, which is a widely accepted framework that provides guidance to investors on assessing portfolio company transition plan disclosure [2]. We included two additional categories, “Physical Risk” and “Stakeholder Engagement”, as we believe these are critical in understanding company performance and represent areas where disclosure practices could be improved.

Our Approach: Stakeholder Engagement	We conducted a series of engagements with key stakeholders — portfolio companies in carbon-intensive sectors, asset owners, investor advocates and coalitions, and internal cross-functional subject matter experts — to collect feedback on our expectations and help inform our approach. Through these engagements, we identified areas of disclosure that are realistic and others where the market may need more time to coalesce around methodologies.

While stakeholders generally agree on the value of considering the risks presented by the social impacts of the transition to a low-carbon economy — including on workers, communities, and customers — we found that the definition of “just transition” and related disclosure expectations is still emerging. In 2022, we conducted a series of targeted engagements with companies in key sectors including Energy, Materials, and Utilities to understand best practices and disclosure trends on managing risks and opportunities associated with workforce transformation, customer affordability, stakeholder engagement, and supply chain management, among others. We continue to prioritize engagement on this topic to inform our disclosure expectations related to just transition.

Disclosure Expectations for Effective Climate Transition Plans	We recognize that there is no one-size-fits-all approach to climate transition plans and that climate-related risks and opportunities are highly nuanced across and within industries. The expectations set out below serve to provide transparency on the core criteria we expect companies that have adopted a climate transition plan to address in their related disclosures.

We recognize this is an emerging area of disclosure and we will continue to develop our expectations over time, including consideration of any mandated disclosure by regulators.

Figure 1 Key Areas of Climate Transition Disclosure	Category	Disclosure Expectations for Companies that Have Adopted a Climate Transition Plan
	Ambition	• Disclose what long-term climate ambition has been adopted by the company
	Targets	• Disclose any interim GHG emissions reduction targets
• Disclose any commitment to align with temperature goals
	TCFD Disclosure	• We promote adoption of TCFD-aligned disclosure
• Disclose any scenario analysis performed by the company
• Provide emissions reporting and assurance
	Decarbonization Strategy	• Disclose how the company’s transition plan integrates into the company’s long-term strategy
• Discuss decarbonization actions
• Disclose carbon offsets utilization
• Discuss decarbonization across the value chain
	Capital Allocation Alignment	• Disclose any integration of climate considerations into capital allocation decisions
• Disclose what capital expenditure is made on low carbon strategies
• Disclose the company’s approach to carbon pricing
• Disclose any investments in decarbonization
	Climate Policy Engagement	• Disclose any climate change policies and positions
• Disclose any trade association review
	Climate Governance	• Disclose board oversight of the climate transition plan
• Disclosure of management oversight of the climate transition plan
	Physical Risk	• Disclose any physical risk assessment performed by the company
• Disclose the company’s physical risk management for identified risks

Stakeholder Engagement	• Disclose the company’s:

	—	Industry collaboration

	—	Investor engagement

	—	Climate expert engagement

	—	Internal engagement

Applying our Expectations to Proxy Voting and Engagement	We encourage companies in relevant sectors to develop climate transition plans that take into account the risks and opportunities associated with a transition to a lower carbon economy. Through our engagements, we will aim to better understand climate transition plans and strategies, and gain insight on each company’s unique set of climate-related risks and strategic opportunities presented by the transition. We may consider taking voting action against directors of a company in a relevant sector[3] if those directors fail to implement and communicate effective oversight of climate transition risks applicable to that company and fail to demonstrate responsiveness to us and sufficient disclosure following engagement.

Say on Climate

While we are generally supportive of the goals of “Say on Climate” proposals because we support effective climate-related disclosure, we currently do not endorse an annual advisory climate vote. We have reservations with the potential unintended consequences of such a vote, including insulating directors from accountability, distracting from existing frameworks, and straining investors’ limited proxy voting resources. Where management chooses to include a Say on Climate vote, we assess the company’s disclosure on a case-by-case basis consistent with our Disclosure Expectations for Effective Climate Transition Plans in Figure 1 above.

We would consider supporting a “Say on Climate” shareholder proposal if the company has not provided investors with meaningful climate-related disclosure in line with our expectations, nor signaled the intention to enhance disclosure in the future. For more information on our approach to climate voting and engagement see our Guidance on Climate-related Disclosures.

Conclusion	We encourage companies in our portfolios to align their climate-related disclosures and practices with our expectations and at the same time we endeavor to communicate these expectations clearly to the market. Please reach out to our Asset Stewardship team at GovernanceTeam@ssga.com. We look forward to engaging with you on this important topic

Endnotes	1 As defined by the IIGCC Net Zero Investment Framework

2 SSGA referred to the IIGCC Net Zero Investment Framework which provides a list of alignment criteria for assessing transition plans for listed equity and fixed income

3 As defined by the IIGCC Net Zero Investment Framework

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.62 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.
† This figure is presented as of March 31, 2023 and includes approximately $65.03 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

ssga.com

Marketing Communication

State Street Global Advisors

Worldwide Entities

____________________________

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036.

State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France.

T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641.

Investing involves risk including the risk of loss of principal.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

All information is from SSGA unless otherwise noted and

has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent.

ETFs trade like stocks, are subject to investment risk and will fluctuate in market value. The investment return and principal value of an investment will fluctuate in value, so that when shares are sold or redeemed, they may be worth more or less than when they were purchased. Although shares may be bought or sold on an exchange through any brokerage account, shares are not individually redeemable from the fund. Investors may acquire shares and tender them for redemption through the fund in large aggregations known as “creation units.” Please see the fund’s prospectus for more details.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

Equity securities may fluctuate in value and can decline significantly in response to the activities of individual companies and general market and economic conditions

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent.

© 2023 State Street Corporation.

All Rights Reserved.

ID1523300- 4117397.4.1.GBL.RTL 0423 Exp. Date: 05/31/2024

Insights
Asset Stewardship	Guidance on Environmental Management Disclosures

March 2023
Addressing Deforestation Risk in Supply Chains

Key Takeaways

•  Global deforestation is a major driver of biodiversity loss and climate change, and has significant environmental, social and financial implications for ecosystems, communities, companies and investors.

• Deforestation presents a risk to companies with material links to this practice in their supply chains and investments, and should be disclosed and managed like any other business risk.

•  In response to heightened regulatory, reputational, and financial risks, boards and management teams of companies which source and produce commodities at high risk of deforestation, or finance these activities, should respond accordingly. This includes managing deforestation and land degradation risk in their supply chains and enhancing disclosure on these efforts.

•  There is no standard framework among companies to establish deforestation policies or disclose related oversight practices, risk management efforts, targets and commitments, or performance KPIs, making it difficult for investors to assess exposure to material deforestation-related risks.

•  Partnerships with regional policymakers and local stakeholders are a critical component of managing deforestation-related risks in the supply chain. Successful approaches include public-private partnerships with local policymakers, inclusive training of the local workforce in more sustainable practices, protection of human rights and the respect of Free, Prior and Informed Consent (“FPIC”) of local communities.

• While nearly 80% of the companies we engaged with acknowledge the value of forests in their public disclosures, only 21% formally recognize deforestation as a business risk.

•  Among the companies engaged, 58% are signatories to initiatives tackling deforestation. To achieve effective management of deforestation risk, companies should consider following this first step with enhanced sustainable business practices, supply chain risk mitigation, robust board oversight and disclosure of these efforts.

Background	Deforestation is a major driver of biodiversity loss and climate change, and has significant environmental, social and financial implications for ecosystems, communities, companies, and investors. Globally, forests are disappearing at increasing rates. Since 2015, an estimated 10 million hectares of forests have been lost every year, primarily driven by commercial agriculture and production of commodities, including palm oil, soy and cattle.[1]

Forests represent environmental and social value, providing habitat for over 80% of the world’s terrestrial biodiversity and supporting livelihoods for human populations living in and near these forests.[2] As critical carbon sinks, forests also play an important role in climate change mitigation, absorbing up to 30% of carbon emissions from industry and fossil fuels every year.[3]

Article 5 of the Paris Climate Agreement[4] recognizes deforestation as a key component of mitigating greenhouse gas (GHG) emissions with the IPCC stating that deforestation and conversion of natural ecosystems to human uses contributes 11% of global GHG emissions.[5] Tropical deforestation alone contributes 7%, mostly driven by the production of agricultural and forest commodities. As the world moves toward achieving net-zero emissions by midcentury, our portfolio companies exposed to deforestation and land degradation in their value chains must consider these topics when adopting long-term climate ambitions.

Deforestation can also have human rights-related implications, resulting in headline, human capital and legal risk for companies with exposure to land degradation practices in their supply chain. This includes the potential displacement of local communities and destruction of areas that provide cultural importance or essential resources such as food, fuel and medicine.[6] A growing body of evidence has also linked deforestation to outbreaks of infectious disease among local communities and workforces,[7] as native animal species are forced out of their habitats to live among human populations.

Global momentum around addressing deforestation and nature loss has accelerated with the launch of the Task Force on Nature-related Financial Disclosures (TNFD)[8] and the focus on nature as part of the COP 26 agenda. Among the various nature-related commitments to come out of the summit, the most pertinent to addressing deforestation was the Glasgow Leaders’ Declaration on Forest and Land Use. Countries hosting 90% of global forests, along with financial institutions and companies, signed a pledge to “halt and reverse forest loss and land degradation by 2030 while delivering sustainable development and promoting an inclusive rural transformation.”[9]

For companies contributing to deforestation through their supply chains and investments, these trends represent a significant shift requiring a renewed approach to their services, products and engagement culture with stakeholders. Aside from presenting an inherent business risk, companies with deforestation exposure are facing heightened regulatory, reputational, and financial risk. At State Street Global Advisors, we believe it is important for boards and management to work to manage risks related to deforestation and land degradation in their supply chains and to enhance disclosure around these efforts.

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

Stewardship Focus Area: Land Use & Biodiversity

Deforestation is an increasingly important area of focus for the State Street Global Advisors’ Asset Stewardship program. Environmental management — spanning topics that include land use, biodiversity, natural resources and the circular economy — has been a thematic stewardship priority for our program for several years. Effective environmental management encompasses all environmental impacts, within both a company’s operations and its supply chain. In 2022, our team will deepen our focus on land use and biodiversity, conducting targeted engagement campaigns, providing guidance to our investee companies and publishing thought leadership on these subjects.

Deforestation Engagement Campaign	In 2021, we initiated a series of targeted engagements with our investee companies with direct exposure to deforestation in their supply chains — primarily those that source agricultural and forest commodities. Our objective was to learn more about how these companies exercise oversight of their supply chains and how they are managing the various material risks stemming from deforestation.

We relied on existing frameworks, including those from the CDP,[10] Sustainability Accounting Standards Board (SASB),[11] United Nations Environment Program (UNEP),[12] United Nations Global Compact (UNGC),[13] and Ceres[14] to identify high-impact sectors, and engaged 15 of our significant holdings in those sectors to request in-depth engagements (see the Appendix for a list of companies engaged).

We chose to focus on engaging companies in the Food & Beverage and Consumer Goods sectors, due to their usage or production of the core commodities and activities responsible for the majority of agriculture-related deforestation. This includes, but is not limited to, cattle, palm oil, cocoa, leather, rubber, soy, timber and mining.

Our conversations with companies centered on topics including:

• Supply chain risk management;

• Product certifications & industry organizations;

• Participation in the policymaking process;

• Land rights preservation and community stakeholder engagement;

• Human rights and FPIC of local communities;

• Ingredient traceability and identifying high-risk commodities;

• Reputational risk and evolving consumer preferences;

• The shifting regulatory context; and

• Board oversight of deforestation-related risks.

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

We also engaged with external experts including non-governmental organizations, issue advocates, academic institutions and industry coalitions to understand their perspectives on managing risks related to deforestation. The individuals from these groups helped inform our engagement approach and contextualize our insights gleaned from these conversations.

Engagement Insights	As a result of our engagements and review of company disclosure practices, we identified the following key challenges that companies face and some potential best practices they have adopted to identify and address deforestation risks in their supply chain. These insights are discussed in further detail in the sections below.

•  Supply Chain Risk Management While many of the engaged companies have established supplier code of conducts, ongoing monitoring and non-compliance protocols differentiate leaders from laggards. Challengingly, a lack of industry consensus exists regarding how to engage non-compliant suppliers, stalling the implementation of no-deforestation commitments and allowing product produced on deforested lands to enter global supply chains.

•  Integrity of Auditing Process During the Pandemic Due to safety concerns of conducting in-person audits during the ongoing pandemic, companies have had to pivot and virtually engage in innovative ways, including satellite monitoring and wearable technology. While the pandemic catalyzed innovation, this remote monitoring should be coupled with a return to recurring on-the-ground engagement to be most effective.

•  Product Certification Several industry standard-setters play a critical role in defining industry best practices for product certification, but our investee companies echoed the belief that membership and certification are a floor for risk management, not a ceiling.

•  Government Relations and Policymaking Process Challenges arise for companies when working with local governments with weak land use policies and lax enforcement by authorities. Pragmatic public-private partnerships with local policymakers and international organizations can fortify company efforts to create a more resilient supply chain, protect shareholder value, and benefit local stakeholders.

•  Community Engagement & Protection of Human Rights While often characterized as an environmental risk, deforestation also presents a number of social risks that companies must consider. Companies should adopt policies that address indigenous rights such as FPIC and broader human rights topics, such as forced or child labor. Strong policies on these topics should be supported by stakeholder engagement in the value chain so that companies will have access to unfiltered information and perspectives from key communities.

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

•  No-Deforestation Commitments, Metrics & KPIs In our earlier publication, “Effective Climate-Risk Disclosure in the Agricultural and Forestry Sectors through the Lens of the Task Force on Climate-related Financial Disclosures” we highlighted the need for companies in high-impact sectors to set goals to reduce their carbon emissions. Similar timebound goals should be considered when managing deforestation-related risks stemming from key commodities in the supply chain.

Disclosure Insights

The 15 companies we engaged disclose the following information related to deforestation:

• 79% acknowledge the value of forests;

• 58% are signatories to initiatives tackling deforestation;

• 50% have established senior-level oversight and reporting structures for deforestation-related risks;

• 21% formally recognize deforestation as a business risk; and

• 14% have integrated performance metrics related to deforestation-linked commodities into their executive compensation and broader performance evaluation programs.

Disclosure Expectations for Companies	Companies with material exposure to deforestation in their value chain and/or investments should continue to improve their disclosure in the following areas:
• Board-level oversight and accountability for deforestation and land use-related risks

• Reporting and targets to reduce emissions linked to deforestation

• Conservation or reforestation activity taken by the company

• How deforestation is managed as a business risk

• Quantitative and qualitative metrics covering high-risk commodities across value chain

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

Identifying and Mitigating Risks in the Supply Chain	Supplier Engagement An end-to-end approach to ongoing supplier engagement is an essential component of risk management for companies with exposure to deforestation-related commodities. In our engagement with Conagra Brands, an American consumer packaged goods company, we learned how its Supplier Excellence Program facilitates engagement with the company’s vendors. Conagra assesses key suppliers at least annually on ESG risk-related performance and disclosure. This annual sustainability assessment is supplemented by quarterly performance discussions and risk analyses, and regular consultation between all parties to address any operational issues or gaps in disclosure.

Supplier Monitoring	While many of the engaged companies have established supplier code of conducts, ongoing supplier monitoring for compliance with these codes can prove difficult to implement and requires regular independent review. At Hormel Foods Corporation, an American food processing company, the company’s South American beef suppliers have ensured their compliance with relevant requirements by creating monitoring systems for farms supplying cattle, leveraging satellite images and geo-referenced maps of farms, deforestation data and information from public agencies regarding embargoed? areas and human rights. This oversight is coupled with independent audits of all environmental monitoring systems.

Supplier Non-Compliance	Companies without a defined protocol for dealing with non-compliant suppliers may have greater exposure to deforestation risk and may suffer reputational and/or legal consequences by working with suppliers that are misaligned with policy expectations. We found a lack of consensus on how companies engage with non-compliant suppliers, which can delay the termination of relationships with suppliers that fail to adequately address deforestation. Post Holdings, Inc., an American consumer packaged goods company, requires its suppliers to follow an annually reviewed code of conduct, and any potential breach of this conduct is reviewed in a consistent and transparent manner. Industry organizations like the Global Food Safety Initiative (GFSI) ensure that third-party operations audits assist in identifying non-compliant suppliers and share this information among members.

High Risk Commodity Exposure	The investee companies we engaged with shared a variety of approaches to identifying key ingredients in their products, as well as which commodities were most exposed to deforestation risk. These prioritization frameworks were generally holistic, science-based, and dependent on robust supply chain audits. The results of the identification process are paramount, as they inform the metrics and key performance indicators of companies’ deforestation policies and commitments. We learned how The Kraft Heinz Company, an American multinational food company partnered with the Rainforest Alliance, an NGO, to expand its forest risk commodities supply chain assessment to include soy. This work included surveying their suppliers, evaluating sustainable product certifications and better understanding sourcing risks based on counties of origin. The findings from this exercise were material, with over a third of the company’s global soy volume sourced from potential high-risk counties of origin.

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

COVID-19 Supply Chain Auditing Challenges	The global COVID-19 pandemic limited abilities to conduct in-person audits of suppliers, catalyzing innovation in virtual monitoring, while raising questions about the effectiveness of this method in the long-term. Some of our investee companies reported investing further in satellite monitoring capabilities, while others explored new solutions like wearable technology. Post Holdings, Inc equipped on-site employees with Google Glasses to connect with virtual teams to complete multi-party audits in real time. Several of the engaged companies also emphasized the need to maintain employee privacy and ensure that these remote tools don’t breach these obligations or trust. Safely fast-tracking the adoption of these new technologies, while preserving employee privacy and protecting against cybersecurity threats, were both expressed as continued focus areas for our investee companies.

Product Certifications & Industry Organizations	Many of our investee companies emphasized the importance of participating in industry organizations to mitigate risk and work with their suppliers. These organizations provide certifications for companies who fulfill the required environmental and social criteria. Organizations frequently cited in our engagements included:
• the Roundtable on Sustainable Palm Oil (RSPO);

• the Forest Stewardship Council, (FSC);

• the Sustainable Forest Initiative (SFI);

• the Program for Forest Endorsement (PEFC); and

• USDA Organic

These standard-setters play a critical role in defining industry best practices and encouraging stronger oversight practices, but our investee companies echoed our belief that membership and certification are a floor for risk management, not a ceiling. Compliance with the standards and receiving certification are a strong initial step, but companies cannot be overly reliant on this process and take this as a proxy for total risk mitigation.

Engaging with Policymakers and Local Governments	Participating in industry coalitions and obtaining certification are valuable in creating more sustainable and resilient supply chains, and mitigating social and reputational risk. However, these mechanisms are largely voluntary, and their effectiveness for member companies depends on the jurisdiction their supply chains are located in. Several investee companies told us of the challenge posed when working with local governments with weak land use policies and lax enforcement by authorities. To achieve the systemic change required to meet the 2030 Glasgow pledge, and to mitigate continued environmental and social risk stemming from deforestation practices, companies may need to consider how to best participate in the policy-making conversation.

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

Highlighting the outsized impact one company’s efforts can have in this process, Mondelez International, Inc., an American multinational confectionery, food, holding and beverage and snack food company, has spent ten years fostering multi-lateral public-private partnerships in one of its critical supply chain domiciles, sub-Saharan Africa. In Ghana, the company developed “Cocoa Life”,[15] a program which incentivizes cocoa farmers to adopt more sustainable practices through increased economic benefits like achieving higher yields using less fertilizers and land. Mondelez built on this progress by announcing a formal partnership with the Forest Commission of Ghana, Cocoa Board and United Nations Development Program (“UNDP”) to reduce deforestation and forest degradation in the country while simultaneously reducing emissions in its cocoa supply chain.

Pragmatic public-private partnerships with local policymakers and international organizations can fortify company efforts to improve supply chain resilience, protect shareholder value, and benefit local stakeholders.

Addressing Evolving Shareholder & Stakeholder Expectations	In recent years, evolving consumer preferences and increased awareness of deforestation’s impacts — particularly its contribution to biodiversity loss and climate change — have led issue advocates and investors to demand enhanced disclosure from companies exposed to deforestation risk. Since 2016, 11 deforestation-related shareholder proposals have been submitted to a shareholder vote, with two of them receiving majority support for the first time in 2021.[16] Following the submission of one such proposal at Procter & Gamble, an American multinational consumer goods corporation, requesting that the company report on efforts to eliminate deforestation from its forest pulp and palm oil supply chain, Procter & Gamble responded across several fronts. These actions included implementing public grievance reporting, strengthening its palm oil sourcing policy, advancing company conservation and restoration efforts and accelerating its RSPO certification targets to 2021 from 2022. Investors, issue advocates and consumers will likely continue to hold companies accountable through deforestation-related shareholder proposals moving forward, and boards should prepare to strengthen their disclosure efforts and management oversight accordingly.

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

Preserving Land Rights and Engaging with Community Stakeholders	Effective approaches to acting on deforestation-related commitments must consider the land rights and livelihoods of local people, particularly indigenous communities. As part of Bunge Limited’s commitment to reaching deforestation-free value chains by 2025, we learned how the American agribusiness and food company engages with farmers to protect native vegetation and establishes incentives to support this shift to more sustainable value chains. This process includes fairly compensating farmers who commit to sustainable agricultural practices and avoid negative conversion, discouraging the practice of converting forested land to agriculture in favor of expanding across areas already open for production.

Protecting Human Rights and Respecting FPIC of Local Communities	A critical component of fostering sustainable value chains is the protection of human rights and respect of FPIC of local communities. Responding to feedback from issue advocates, Kellogg Company, an American multinational food manufacturing company, materially revised its deforestation-related commitments to protect local stakeholders in the communities with exposure to its supply chain. These pledges include immediately suspending company groups which perpetrate threats and violence towards human rights advocates, communities and workers. The company also committed to participate in and fund jurisdictional and landscape approaches which fully respect the FPIC of local communities.

Establishing Deforestation Policies and Commitments	Several of the companies we engaged with have committed to establishing no-deforestation ambitions within their supply chains covering key commodities. These policies tend to have time horizons ranging from 2025 to 2030, in line with the global pledge made at COP26. In the absence of a common industry disclosure framework on this subject, the implementation and associated disclosure of these plans varies by company. The Kroger Co., an American retail company that operates supermarkets and multi-department stores, articulated its commitment to source from deforestation-free processes across its four key commodities of palm oil, beef, soy and pulp/paper/timber, with varying implementation mechanisms and certifications for each commodity.

Measuring Success

As companies navigate the aforementioned challenges, there are a range of deforestation-related metrics and KPIs being used to measure success. High-level goals are typically supported by commodity-specific objectives on varying timelines, and progress against these objectives is shared with management, the board and shareholders. For example, The Campbell Soup Company, an American processed food and snack company is focused on reaching 100% of its suppliers passing a social compliance audit by 2025, while achieving equal success in determining accurate country of origin traceability on products derived from high-risk commodities. Mondelez International Inc. continues to report on 10 KPIs associated with its Cocoa Life project, covering target topics in the value chain, including elimination of child labor, supplier compliance certification, and ingredient traceability. Clorox Company, an American global manufacturer and marketer of consumer and professional products has committed to halve the amount of virgin plastic and virgin fiber used in packaging by 2030.

To build on these initial efforts, stakeholders in our engagements expressed the need for a standardized disclosure framework that provides added transparency on how companies are performing against any deforestation-related targets and commitments. Benefits cited include defining relative and absolute performance thresholds and incentivizing the adoption of better practices among industry peers.

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

Conclusion	At State Street Global Advisors, we believe that global deforestation — namely its direct linkage to biodiversity loss and climate change — presents a risk to companies with material exposure to this practice in their supply chains and investments, and should be disclosed and managed like any other business risk. This perspective, along with our fiduciary duty to act on behalf of our clients’ long-term interests, informs our asset stewardship efforts on this topic. By sharing these insights from our targeted engagement campaign and analysis of public disclosures, our intention is to equip Boards to more effectively respond to the threat of deforestation.
Companies in high-exposure sectors are taking various steps to address risks related to global deforestation in their supply chain and investments, but there are a number of challenges they face while identifying and remediating these issues. We will continue to engage with companies to inform our ongoing efforts in this space. Please reach out to our team at GovernanceTeam@ssga.com to request an engagement on this important topic.

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

Appendix: Companies Engaged as Part of Deforestation Engagement Campaign	Company Name	Market/Country	Sector
	AGCO Corporation	United States	Resource Transformation
	Bunge Limited	United States	Food & Beverage
	Campbell Soup Company	United States	Food & Beverage
	Conagra Brands, Inc.	United States	Food & Beverage
	Darden Restaurants, Inc.	United States	Food & Beverage
	Hormel Foods Corporation	United States	Food & Beverage
	Kellogg Company	United States	Food & Beverage
	Mondelez International, Inc.	United States	Food & Beverage
	Post Holdings, Inc.	United States	Food & Beverage
	The Clorox Company	United States	Consumer Goods
	The J.M. Smucker Company	United States	Food & Beverage
	The Kraft Heinz Company	United States	Food & Beverage
	The Procter & Gamble Company	United States	Consumer Goods
	The Kroger Co.	United States	Food & Beverage
	Weyerhaeuser Company	United States	Renewable Resources & Alternative Energy

Endnotes

1   Global Forest Resources Assessment 2020 — Key findings” Food and Agriculture Organization of the United Nations. (2020) http://fao.org/3/CA8753EN/ CA8753EN.pdf.

2   “Forests Sourcebook: Practical Guidance For Sustaining Forests In Development Cooperation” World Bank-WWF Alliance for Forest Conservation and Sustainable Use (2008) World Bank Document.

3   Labbate, Gabriel. “Deforestation Factsheet”, United Nations Environment Programme, (April 2021), https://wedocs.unep.org/bitstream/ handle/20.500.11822/35851/DF.pdf.

4   “Paris Agreement”. United Nations Framework Convention on Climate Change. (April 2016).

5   “Climate Change and Land: An IPCC Special Report on climate change, desertification, land degradation, sustainable land management, food security, and greenhouse gas fluxes in terrestrial ecosystems”, Intergovernmental Panel on Climate Change, (January 2020), https://ipcc.ch/site/assets/uploads/ sites/4/2020/02/SPM_Updated-Jan20.pdf.

6   “Indonesia: Indigenous Peoples Losing Their Forests” Human Rights Watch (September 2019) hrw.org/ news/2019/09/22/indonesia-indigenous-peoples-losing-their-forests#.

7   Gross, Anna. Schipani, Andres. Palma, Stefania. Findlay, Stephanie. “Global Deforestation Accelerates During the Pandemic”, The Financial Times, (August 2020), https://ft.com/content/b72e3969-522c-4e83-b431-c0b498754b2d.

8   “The TNFD Nature-related & Opportunity Management and Disclosure Framework” Taskforce on Nature-related Financial Disclosures, (March 2020) https://tnfd. global/wp-content/uploads/2022/03/220321-TNFD- framework-beta-v0.1-Exec-Summary-FINAL.pdf.

9   “Glasgow Leaders’ Declaration on Forests and Land Use”, UN Climate Change Conference UK 2021, (February 2021), https://ukcop26.org/glasgow-leaders-declaration-on-forests-and-
land-use/.

10   “The Collective Effort to End Deforestation: A Pathway For Companies to Raise Their Ambition”, CDP, (March 2021), https://cdn.cdp.net/cdp-production/cms/reports/ documents/000/005/630/original/CDP_Forests_ analysis_report_2020.pdf?1616334771.

11   “Processed Foods: Sustainability Accounting Standard”, Sustainability Accounting Standards Board, (October 2018) https://sasb.org/wp-content/ uploads/2018/11/ Processed_Foods_Standard_2018.pdf.

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

12   Labbate, Gabriel. “Deforestation Factsheet”, United Nations Environment Programme, (April 2021), https://wedocs.unep.org/bitstream/ handle/20.500.11822/35851/DF.pdf.

13   “A Spotlight on Sustainable Supply Chain & Procurement”, United Nations Global Compact (December 2021), https://unglobalcompact.org/take- action/leadership/integrate-sustainability/roadmap/ supply-chain.

14   “The Investor Guide to Deforestation and Climate Change”, Ceres, (June 2020), https://ceres.org/sites/ default/files/reports/2020-06/Ceres%20Investor%20 Guide%20FINAL%20June%2029.pdf.

15   Van Cutsem, Cedric. “Action Plans to Protect and Restore Forests, with Farmers at the Heart”, Cocoa Life: Mondelez International, (March 2019). https://cocoalife. org/progress/action-plans-to-protect-and-restore- forests-with-cocoa-life-farmers-at-the-heart.

16   Dhanasarnsombat, Sansanee. “Deforestation Shareholder Proposals Wins Signals a Shift”, Bloomberg Law, (August 2021). https://news. bloomberglaw.com/ bloomberg-law-analysis/analysis-deforestation-shareholder-proposal-wins-signal-a-shift.

About State Street Global Advisors	Our clients are the world’s governments, institutions and financial advisors. To help them achieve their financial goals we live our guiding principles each and every day:
	•	Start with rigor
	•	Build from breadth
	•	Invest as stewards
	•	Invent the future

For four decades, these principles have helped us be the quiet power in a tumultuous investing world. Helping millions of people secure their financial futures. This takes each of our employees in 29 offices around the world, and a firm-wide conviction that we can always do it better. As a result, we are the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.

†  This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

ssga.com

Marketing communications

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John

Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John

Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers

Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator) who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1483402-4641947.2.1.GBL.RTL 0323 Exp. Date: 03/31/2024

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

May 2023

Asset Stewardship

Guidance on Human Rights Disclosures & Practices

State Street Global Advisors is committed to upholding human rights, and we expect our investee companies to as well given the reputational, regulatory, legal, and operational risks that human rights violations can pose to a company. We expect portfolio companies to regularly identify whether there are risks related to human rights1 in their operations and manage any material risks that emerge, providing relevant disclosures to investors.

1	As defined in the Universal Declaration of Human Rights and the ILO Declaration on Fundamental Principles and Rights at Work.

Our Expectations for Human Rights Disclosures

We expect companies to disclose whether they have established processes for identifying risks related to human rights. If any material human rights risks are identified, we expect further public disclosure describing:

1. Human rights-related risks the company considers most material;

2. Plans to manage and mitigate these risks;

3. Board oversight of these risks; and

4. Assessment of the effectiveness of the human rights risk management program.

State Street Global Advisors believes that best practices for enhancing human rights-related disclosures include describing:

•  Specific geographic regions, industries, resources, or types of workforce where the risk is highest;

•  How workers, civil society organizations, and other stakeholders are involved in identifying and mitigating issues;

•  Which mechanisms exist for workers to raise grievances without fear of retaliation; and

•  How the company supports impacted individuals in providing restorative remedy.

Engagements	Incorporating Our Expectations Into Conversations with Companies

We will engage companies on this topic, prioritizing companies with the highest risk of human rights violations. When assessing the risk level of a particular company, we will consider the company’s industry, region, and business model; any history of human rights violations; and client and stakeholder input. In 2021, we initiated a targeted engagement campaign on modern slavery, and in 2022, we undertook another series of proactive engagements on human rights, targeting companies who were noncompliant with the UN Global Compact. We also requested reactive engagements with specific companies if we were made aware that they had been accused of human rights violations.

Thought Leadership Addressing Modern Slavery in Supply Chains	In Q3 2021, we initiated a series of targeted engagements on the topic of modern slavery. We relied on existing frameworks including SASB, the Global Slavery Index, and the International Labor Organization to identify high-risk sectors, and reached out to our largest holdings in those sectors to request in-depth engagements. We focused on companies in industries where modern slavery poses an outsized risk, especially given the increasing reputational and regulatory risks associated with forced labor in the supply chain. Through this process, we gleaned insights into companies’ best practices to inform our ongoing stewardship efforts in this space. To review our insights from this campaign, please visit Modern Slavery Insights.

Voting Incorporating Our Expectations into Our Proxy Voting and Engagement Practices

With respect to voting on human rights-related disclosure issues, we will first engage with companies related to our human rights-related disclosure expectations outlined herein, focusing on companies and industries with the greatest risk and opportunity.

Below is the approach we follow when voting on human rights related shareholder proposals:

• FOR we will consider voting for shareholder proposals that we believe will lead to increased alignment with our expectations for human rights related disclosures;

• ABSTAIN we will consider voting abstain when we support some elements of a proposal’s request, or recognize a company’s commitment to implement related disclosure and/or oversight practices;

• AGAINST we will vote against shareholder proposals that we believe are immaterial, overly prescriptive, or would not further our disclosure and oversight expectations.

Investment and Research Activities	State Street Global Advisors also incorporates human rights into investment and research activities. Our firm allocated significant resources toward building our ESG data architecture which gives our portfolio managers and researchers access to a variety of best-in-class data vendors. Our colleagues have access to best-in-class data on companies’ human rights practices.

Conclusion	We encourage companies in our portfolios to align their disclosures and practices with our expectations. Please reach out to State Street Global Advisors’ Asset Stewardship Team at GovernanceTeam@ssga.com to request an engagement on this important topic.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.62 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.
† This figure is presented as of March 31, 2023 and includes approximately $65.03 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

ssga.com

State Street Global Advisors

Marketing Communications

Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir

John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street

Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors

Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. South Africa: State Street Global Advisors Limited is regulated by the Financial Sector Conduct Authority in South Africa under license number 42670. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

Important Risk Information

Investing involves risk including the risk of loss of principal.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation.

This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended May 26, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and

has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate

EU regulator) who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data. Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

© 2023 State Street Corporation. All Rights Reserved.

ID1483214-4044035.5.1.GBL.RTL 0323 Exp. Date: 06/30/2024

Insights Asset Stewardship	Guidance on Board Oversight of Director Time Commitments
April 2023

Key Takeaways

•  The global COVID-19 pandemic and an elevated culture of shareholder engagement have heightened the time commitment required to serve as a director on a public company board.

•  Investors would benefit from increased transparency over how Nominating Committees assess their directors’ time commitments and what factors are included in this discussion.

•  This guidance sets forth our expectations for Nominating Committees to evaluate their directors’ time commitments, regularly assess director effectiveness, and provide public disclosure on their policies and efforts to investors.

A Historic Transition	The global COVID-19 pandemic and an elevated culture of shareholder engagement have heightened the time commitment required to serve as a director on a public company board. State Street Global Advisors’ Asset Stewardship team values the critical role that effective boards play in keeping management focused on their companies’ long-term goals. Through our engagements with portfolio companies, we learned how their strategies and operations are continuously reinvented to meet a confluence of challenges, including the global health crisis and the systemic risks of climate change and gender, racial and ethnic inequity. These forces continue to shape board agendas, with directors citing corporate resiliency[1] as the emerging topic most central to their conversations in 2021.

The Evolving Role and Expectations of Directors	To effectively manage the risks and opportunities facing their companies, directors are meeting more often. In 2021, S&P 500 boards formally met an average of 9.4 times,[2] a 25% year-over-year increase. FTSE 150 boards held an average of 11.6 meetings in 2021, a 50% increase compared to 2020,[3] reflecting the global nature of this development.

Additionally, a more robust engagement culture with both internal and external stakeholders has placed more demands on directors’ time.

SPAC Directorship	The rise of Special Purpose Acquisition Companies (“SPACs”) continues to shape our governance discussions with boards. The rapid pace of SPAC activity has continued to challenge traditional models of corporate governance, and has driven strong demand for qualified SPAC directors, many of whom also serve as public company directors.

Through our continued dialogue with directors serving on both SPAC and public company boards, we have learned the following:

• While SPAC director time commitment requirements vary depending on the individual and SPAC board, they are generally less than the average time associated with public company directorship.

•  SPACs are typically subject to a two-year time horizon to find an acquisition target, and directors are generally called on to spend their most significant service time in the final months before the acquisition closes with the target company.

• Typically, no more than one SPAC director rolls onto the new entity’s board in an official capacity.

• In many cases, multiple members of the SPAC sponsor management team remain on the board once the target company goes public.

• SPAC sponsors play a much more time-consuming role relative to directors, and their responsibilities include raising capital, deal sourcing, and conducting deep due diligence on potential targets.

• SPAC director responsibilities include evaluating target candidates, facilitating industry introductions, and providing general oversight over the process.

Given these findings, we do not consider service on a SPAC board when evaluating directors for excessive commitments. However, we do expect these roles to be considered by Nominating Committees when evaluating director time commitments.

Our Guidance on Director Time Commitments	Insights gleaned from our director engagements, coupled with a growing body of research,[4] reflect the ever-increasing time commitment associated with serving as a director on a public company board. Directors have a challenging role, and the topics they are expected to oversee have increased in scope and complexity.

Guidance on Board Oversight of Director Time Commitments

Despite the elevated oversight expectations on directors and the company boards on which they serve, 112 boards among the S&P 500 do not report specific limits on additional board service.[5] Investors would benefit from increased transparency over how Nominating Committees assess their directors’ time commitments and what factors are included in these decisions. We believe well-governed boards are responsible for establishing, enforcing and disclosing their director commitment policies.

We expect Nominating Committees to evaluate their directors’ time commitments, regularly assess director effectiveness, and provide public disclosure on their policies and efforts to investors.

Voting Incorporating Our Guidance into Our Voting Policies	When voting on the election or re-election of a director, we consider the number of outside board directorships that a non-executive and an executive may undertake. Thus, State Street Global Advisors may take voting action against a director who exceeds the number of board mandates listed below:
• Named Executive Officers (NEOs) of a public company who sit on more than two public company boards

• Non-executive board chairs or lead independent directors who sit on more than three public company boards

• Director nominees who sit on more than four public company boards

For non-executive board chairs/lead independent directors and director nominees who hold excessive commitments, as defined above, we may consider waiving our policy and vote in support of a director if a company discloses its director commitment policy in a publicly available manner (e.g., corporate governance guidelines, proxy statement, company website). This policy or associated disclosure must include:

• A numerical limit on public company board seats a director can serve on

— This limit cannot exceed our policy by more than one seat

• Consideration of public company board leadership positions (e.g., Committee Chair)

• Affirmation that all directors are currently compliant with the company policy

• Description of an annual policy review process undertaken by the Nominating Committee to evaluate outside director time commitments

Guidance on Board Oversight of Director Time Commitments

A Sample Disclosure Might Look Like:

“Directors can sit on no more than five public company boards (including our own), with consideration given to public company leadership roles and outside commitments. The Nominating Committee conducts an annual review of director commitment levels, and affirms that all directors are compliant at this time.”

If a director is imminently leaving a board and this departure is disclosed in a written, time-bound and publicly-available manner, we may consider waiving our withhold vote when evaluating directors for excessive commitments.

Service on a mutual fund board, the board of a UK investment trust or a Special Purpose Acquisition Company (SPAC) board is not considered when evaluating directors for excessive commitments. However, we do expect these roles to be considered by Nominating Committees when evaluating director time commitments.

Conclusion	We remain focused on our fiduciary duty to improve long-term value of our clients’ investments. It is our conviction that well-governed boards are best placed to evaluate their directors’ time commitments, and that Nominating Committees are responsible for establishing, enforcing and disclosing their director commitment policies to investors.

Endnotes

1  Celia Huber, Frithjof Lund and Nina Speilmann, “How boards have risen to the COVID-19 challenge, and what’s next,” McKinsey & Company, (April 2021), https:// mckinsey.com/business-functions/strategy-and-corporate
-finance/our-insights/how-boards-have
-risen-to-the-covid-19- challenge-and-whats-next.

2  2Julie Hembrock Daum, Kathleen M. Tamayo, Ann Yerger, “2021 U.S. Spencer Stuart Board Index,” Spencer Stuart, (November 2021), https://spencerstuart.com/-/ media
/2021/october/ssbi2021/us-spencer-stuart
-board-index-2021.pdf.

3  3Tessa Bamford, Monisha Banerjee, Livia Enomoto, Keith Fryer, Leoni Fruhwirth, Celia Jackson, Nadia Kangmasto, Alastair Rolfe, Alice Wyatt. “2021 UK Spencer Stuart Board Index” Spencer Stuart, (November 2021), https://spencerstuart.com/
research-and-insight/uk- board-index.

4  Celia Huber, Frithjof Lund and Nina Speilmann, “How boards have risen to the COVID-19 challenge, and what’s next,” Julie Hembrock Daum, Kathleen M. Tamayo, Ann Yerger, “2021 U.S. Spencer Stuart Board Index,”

5  Julie Hembrock Daum, Kathleen M. Tamayo, Ann Yerger, “2021 U.S. Spencer Stuart Board Index,”

Guidance on Board Oversight of Director Time Commitments

About State Street Global Advisors	Our clients are the world’s governments, institutions and financial advisors. To help them achieve their financial goals we live our guiding principles each and every day:

• Start with rigor

• Build from breadth

• Invest as stewards

• Invent the future

For four decades, these principles have helped us be the quiet power in a tumultuous investing world. Helping millions of people secure their financial futures. This takes each of our employees in 29 offices around the world, and a firm-wide conviction that we can always do it better. As a result, we are the world’s fourth-largest asset manager* with US $3.62 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.

†  This figure is presented as of March 31, 2023 and includes approximately $65.03 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affliiated. Please note all AUM is unaudited.

Guidance on Board Oversight of Director Time Commitments

ssga.com

Marketing Communication

State Street Global Advisors

Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA).

This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin

2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited,

68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building

7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

Guidance on Board Oversight of Director Time Commitments

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended April 12, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1522581-4055816.3.1.GBL.RTL  0423

Exp. Date: 03/31/2024

Guidance on Board Oversight of Director Time Commitments

Insights Asset Stewardship March 2023	Corporate Participation in the Political Process in the United States

This guidance describes the framework we use to analyze shareholder proposals regarding corporate participation in the political process in the United States.

Background	Corporate participation in the political process is common practice in the United States, and we believe it continues to carry risks that warrant stronger board oversight and increased transparency. Companies that make political contributions, pursue lobbying activities, or support politically-active industry groups in the United States have a responsibility to provide adequate disclosure to investors, and their boards should oversee political activities.

What follows is an overview of the framework we use to evaluate three common political activity shareholder proposal themes: 1) political contributions; 2) lobbying; and 3) trade association alignment. We will consider supporting relevant shareholder proposals when a company’s disclosures are not fully aligned with our expectations outlined below.

Political Contributions	Political contribution proposals ask issuers to disclose direct and indirect political spending. State Street Global Advisors expects investee companies to disclose the following information regarding political contributions not only through mandated filings, but also on the company’s own website or corporate responsibility reporting:

•  All contributions, no matter the dollar value, made by the company, its subsidiaries, and/ or affiliated Political Action Committees (PACs) to individual candidates, PACs, and other political organizations at the state and federal levels in the US; and

• The role of the board in oversight of political contributions.

Corporate Participation in the Political Process in the United States

Lobbying	Lobbying proposals ask companies to describe the process for the board’s review of political policies, lobbying expenditures, general lobbying activities, and selection and engagement of lobbyists. As investors, we are concerned when lobbying creates potential reputational risks, for example by contradicting companies’ publicly stated positions on relevant issues. We believe that board oversight can help mitigate these risks, as the board is attuned to the company’s values, mission, and public perception. As such, we expect companies to disclose:

• Membership in US trade associations (to which payments are above $50,000 per year); and

• The role of the board in overseeing lobbying activities.

Trade Association Alignment	The latest iteration of politically-focused shareholder proposals ask that corporate membership in trade associations be aligned with a company’s stated position on various environmental and social issues, for example climate change. State Street Global Advisors evaluates the following when considering such a proposal:

• The board’s role in overseeing the company’s participation in the political process in the US, including membership in trade associations;

• Whether the company regularly performs a gap analysis of its stated positions on relevant environmental and/or social issues versus those of its trade associations; and

• Whether the company disclosed a list of its US trade association memberships (to which payments are above $50,000 per year).

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.
† This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

Corporate Participation in the Political Process in the United States

ssga.com

Marketing communications

State Street Global Advisors

Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global

Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe

Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay,

Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168,

Corporate Participation in the Political Process in the United States

Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon.

You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1487000-3503681.3.1.GBL.RTL  0323

Exp. Date: 03/31/2024

Corporate Participation in the Political Process in the United States

May 2023

Asset Stewardship

Guidance on Diversity Disclosures and Practices

At State Street Global Advisors, we believe that companies have a responsibility to effectively manage and disclose risks and opportunities related to diversity, equity, and inclusion, particularly regarding gender, race, and ethnicity. Gender diversity has been a priority of State Street Global Advisors’ asset stewardship program since 2017 and we have been a leader in this area since, as evidenced by our Fearless Girl campaign. In this Guidance we set forth our expectations for diversity-related disclosures and how we integrate those expectations into our asset stewardship and proxy voting activities.

Information Classification: Limited

Access

Our Expectations for Diversity, Equity, and Inclusion Disclosures	Investors can benefit from increased publicly-available data on diversity, equity, and inclusion at portfolio companies. As such, we encourage companies to share relevant information with the market, and we expect all companies in our portfolio to offer public disclosures in five key areas:

1. Board Oversight Describe how the board executes its role in oversight role of risks and opportunities related to diversity and inclusion;

2. Strategy Articulate the role diversity (of race, ethnicity, and gender, at minimum) plays in the company’s broader human capital management practices and long-term strategy;

3. Goals Describe what diversity, equity, and inclusion-related goals exist, how these goals contribute to the company’s overall strategy, and how they are managed and progressing;

4. Metrics Provide measures of the diversity of the company’s global employee base and board, including:

a. Workforce Employee diversity by race, ethnicity, and gender (at minimum). We expect to see this information to be broken down by industry-relevant employment categories or levels of seniority, for all full-time employees. In the US, companies are expected to at least use the disclosure framework set forth by the United States Equal Employment Opportunity Commission’s EEO-1 Survey. Non-US companies are encouraged to disclose this information in alignment with SASB guidance and nationally appropriate frameworks; and,

b. Board Diversity characteristics, including racial, ethnic, and gender makeup (at minimum) of the board of directors; and

5.  Board Diversity Articulate goals and strategy related to diverse representation at the board (including race, ethnicity, and gender, at minimum), including how the board reflects the diversity of the company’s workforce, community, customers, and other key stakeholders.

Our Expectations for Pay Equity Disclosures	We expect all companies in the US and the UK to provide public disclosure on:

1. Adjusted pay gaps related to race and gender within the company (Disclosure of the unadjusted pay gap is also encouraged, but not expected outside of the UK market at this time);

2. Strategy to achieve and maintain pay equity; and

3. Role of the board in overseeing pay strategies as well as Diversity, Equity and Inclusion efforts.

Information Classification: Limited Access

Civil Rights Risks	We expect companies in the US to provide public disclosure on:

1. Risks related to civil rights, including risks associated with products, practices, and services;

2. Plans to manage and mitigate these risks; and

3. Processes at the board for overseeing such risks (e.g., committee responsible, frequency of discussions, etc.).

Expanding the Aperture of Diversity, Equity, and Inclusion	Investors, regulators, and other stakeholders are increasingly focused on other dimensions of diversity beyond gender, race, and ethnicity. For example, California lawmakers and the Nasdaq exchange include LGBTQ-identified individuals in their perspectives on board diversity. Some advocates are calling for the prioritization of disability as an essential dimension of diversity, and several companies (especially outside of the US) already disclose information regarding the role of people with disabilities in their organization. We encourage our portfolio companies to consider providing disclosures about the full diversity of their organization, as these disclosures are wholly aligned with contributing to the intent to increase diversity of thought that underlies the present more common focus on gender, race and ethnic diversity. The reputational and regulatory risk of not doing so also may increase in the coming years.

Engagements Incorporating Our Expectations into Conversations with Companies	Since 2021, we have reached out to 35 of the largest employers in our portfolio each year to have deeper conversations on human capital management and diversity, equity, and inclusion. Our aim is to monitor companies’ approaches to these topics, and encourage alignment with our expectations described herein.

Voting Incorporating Our Expectations into Our Proxy Voting Policies	In order to achieve alignment with our aforementioned expectations and advance transparency in the public markets, State Street Global Advisors has the following proxy voting guidelines:

Race & Ethnicity –— United States and United Kingdom

•  If a company in the Russell 1000 or FTSE 350 does not disclose the racial and ethnic composition of its board, we will vote against the Chair of the Nominating Committee. Acceptable disclosures include:

— Aggregate-level (e.g., “5% of our Directors are Black”, “Seven of our Directors are people of color”, “30% chose not to self-identify”).

— Individual-level (e.g., “Jane Doe is African-American, John Smith is Caucasian,” etc.).

Information Classification: Limited Access

• If a company in the S&P 500 or FTSE 100 does not have at least one director from an underrepresented racial or ethnic community, we will vote against the Chair of the Nominating Committee.

• If a company in the S&P 500 does not disclose its EEO-1 report, we will vote against the Chair of the Compensation Committee. Acceptable disclosures include:

— The original EEO-1 report response.

— The exact content of the report translated into custom graphics.

Gender

•  We expect boards of companies in all markets and indices to have at least one female board member. In markets where we are implementing this policy for the first time, we may waive the policy if a company engages with State Street Global Advisors and provides a specific, timebound plan for adding at least one woman to the board.

•  In addition, we expect companies in the Russell 3000, TSX, FTSE 350, STOXX 600, and ASX 300 indices to have boards comprised of at least 30 percent women directors. We may waive the policy if a company engages with State Street Global Advisors and provides a specific, timebound plan for reaching 30 percent representation of women directors.

•  If a company fails to meet any of the expectations outlined above, State Street Global Advisors may vote against the Chair of the Nominating Committee or the board leader in the absence of a Nominating Committee, if necessary. Additionally, if a company fails to meet this expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the Nominating Committee or those persons deemed responsible for the nomination process.

Shareholder Proposals	Below is the approach we follow when voting on shareholder proposals:

• FOR we will consider voting for shareholder proposals that we believe will lead to increased alignment with our expectations for diversity-related disclosures and practices;

• ABSTAIN we will consider voting abstain when we support some elements of a proposal’s request, or recognize a company’s commitment to implement related disclosure and/or oversight practices;

AGAINST we will vote against shareholder proposals that we believe are immaterial, overly prescriptive, or would not further our disclosure and oversight expectations.

Information Classification: Limited Access

Thought Leadership The Board’s Oversight of Racial and Ethnic Diversity, Equity, and Inclusion	In 2020, State Street Corporation announced it would be taking “10 Actions to Address Racism & Inequality.” As part of Action #7, State Street Global Advisors’ Asset Stewardship team led an internal, cross-functional workstream to study best practices in board oversight of racial and ethnic diversity, equity, and inclusion. We partnered with Russell Reynolds Associates and the Ford Foundation to interview 27 directors of FTSE 100 and S&P 500 multinational corporations, culminating in a report titled “The Board’s Oversight of Racial and Ethnic Diversity, Equity and Inclusion.”

Conclusion	We remain focused on our fiduciary duty to maximize the long-term shareholder value of our clients’ investments. We believe that teams with a diversity of perspectives generate a diversity of ideas that can drive the long-term success of a firm. Please reach out to our Asset Stewardship team at GovernanceTeam@ssga.com. We look forward to engaging with you on this important topic.

About State Street Global Advisors	State Street Global Advisors serves governments, institutions and financial advisors with a rigorous approach, breadth of capabilities and belief that good stewardship is good investing for the long term. Pioneers in index, ETF, and ESG investing and the world’s fourth-largest asset manager*, we are always inventing new ways to invest.

* Pensions & Investments Research Center, as of December 31, 2021.

Information Classification: Limited Access

ssga.com

State Street Global Advisors

Marketing Communications

Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA).

This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority.

T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia.

T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global

Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin

2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000.

F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street

Global Advisors Italy is registered in Italy with company number

11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands:

State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. South Africa: State Street Global Advisors Limited is regulated by the Financial Sector Conduct Authority in South Africa under license number 42670. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

Information Classification: Limited Access

Important Risk Information

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended May 26, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator) who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research

© 2023 State Street Corporation.

All Rights Reserved. ID1483220-3383057.7.1.GBL.RTL 0323 Exp. Date: 06/30/2024

Information Classification: Limited Access

May 2023

Asset Stewardship

Guidance on Human Capital Management Disclosures & Practices

In 2021, State Street Global Advisors’ Asset Stewardship team sought to strengthen our perspective on human capital management. We conducted over 185 engagements with investee companies on this topic in markets across the world, including a proactive engagement campaign targeting the largest employers in our portfolios. Our team also initiated conversations with experts on the topic of human capital management to enhance our understanding of this essential topic.

Our intended outcome through these engagements was to develop expectations for companies’ disclosures on human capital management, and to share our insights regarding best practices and areas for improvement for portfolio companies (please see our complementary Human Capital Management Insights page for more on this topic).

Information Classification: Limited

Access

Our Expectations for Human Capital Management Disclosures	While there are many material dimensions of human capital management, our engagements and analysis suggest that five areas are particularly meaningful components of a successful human capital management strategy across industries. As a starting point, we expect all companies to provide public disclosure on::

1. Board Oversight Methods outlining how the board oversees human capital-related risks and opportunities;

2. Strategy Approaches to human capital management and how these advance the long-term business strategy;

3. Compensation Strategies throughout the organization that aim to attract and retain employees, and incentivize contribution to an effective human capital strategy;

4. Voice Channels to ensure the concerns and ideas from workers are solicited and acted upon, and how the workforce is engaged and empowered in the organization; and

5. Diversity, equity, and inclusion Efforts to advance diversity, equity, and inclusion (see our complementary Guidance on Diversity Disclosures and Practices for additional context).

We expect public disclosures to contain specific information about these essential dimensions of human capital management. For example, instead of disclosing that “employees are surveyed regularly,” companies could consider describing survey frequency, examples of questions asked, and actions taken in response to employee feedback where relevant.

We understand that this is an evolving topic and we will continue to engage with companies to develop our expectations and inform our stewardship efforts in this space. We also encourage companies to consider emerging disclosure frameworks, including those required by regulators.

Voting Incorporating Our Expectations into Our Proxy Voting and Engagement Practices

With respect to voting on shareholder proposals related to human capital management , we will first engage with companies related to our human capital management-related disclosure and oversight expectations outlined herein, focusing on companies and industries with the greatest risk and opportunity.

Below is the approach when voting on human capital management-related shareholder proposals:

•  FOR We will consider voting for shareholder proposals that we believe will lead to increased alignment with our expectations for human capital-related disclosures and oversight;

Information Classification: Limited Access

• ABSTAIN We will consider voting abstain when we support some elements of a proposal’s request, or recognize a company’s commitment to implement related disclosure and/or oversight practices.

• AGAINST We will vote against shareholder proposals that we believe are immaterial, overly prescriptive or would not further our disclosure and oversight expectations.

For more information on our voting policies related to diversity, equity, and inclusion, please see our Guidance on Diversity Disclosures & Practices. For example, we will take voting action against chairs of the Nominating Committees at S&P 500 companies that do not disclose EEO-1 reports.

Thought Leadership Human Capital Management Insights

As part of our increased focus on human capital management, we conducted over 150 engagements on this topic in markets across the world in 2021, including a proactive engagement campaign targeting 60 of the largest employers in our portfolio across the Americas, EMEA, and APAC regions. Please see our Human Capital Management Insights for insights from these engagements.

Conclusion	We encourage companies in our portfolios to align their disclosures and practices with our expectations. Please reach out to State Street Global Advisors’ Asset Stewardship Team at GovernanceTeam@ssga.com to request an engagement on this important topic.
For additional context regarding our perspective on labor rights as an essential dimension of human rights, please see our Guidance on Human Rights Disclosures & Practices.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.62 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.

† This figure is presented as of March 31, 2023 and includes approximately $65.03 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

Information Classification: Limited Access

ssga.com

Marketing communication

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240- 7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2.

Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited,

68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103- 0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number:

49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3- 4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands,Apollo Building

7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. South Africa: State Street Global Advisors Limited is regulated by the Financial Sector Conduct Authority in South Africa under license number 42670.United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

Information Classification: Limited Access

Important Risk Information

Investing involves risk including the risk of loss of principal. The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies.

A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended May 26, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator) who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such. The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent.

© 2023 State Street Corporation.

All Rights Reserved.

ID1483214- 4044335.4.1.GBL.RTL 0423

Exp. Date: 06/30/2024

Information Classification: Limited Access

Insights Asset Stewardship	Guidance on Effective Board Oversight
March 2023

As stewards of near-permanent capital to thousands of public companies across the world, State Street Global Advisors focuses on risks and opportunities that may impact long-term value creation for our clients. We rely on the elected representatives of the companies in which we invest — the board of directors — to oversee these firms’ strategies. We expect effective independent board oversight of the material risks and opportunities to its business and operations. We believe that appropriate consideration of these risks and opportunities is an essential component of a firm’s long-term business strategy, and expect boards to actively oversee the management of this strategy.

This paper provides guidance to our portfolio companies on how we evaluate the effectiveness of the board oversight of the risks and opportunities and should be read in conjunction with our Global Proxy Voting and Engagement Principles and applicable regional proxy voting and engagement guidelines. It also outlines our approach to incorporating these perspectives into our voting and engagement.

Guidance On Effective Board Oversight	When evaluating a board’s oversight of financially material risks and opportunities, we assess the following factors, based on disclosures and engagements with directors.

Oversees Long-term Strategy

• Articulates the material risks and opportunities and how those risks and opportunities fit into the firm’s long-term business strategy

• Regularly assesses the effectiveness of the company’s long-term strategy, and management’s execution of this strategy

For example, we leverage established frameworks, such as The Sustainability Accounting Standards Board (SASB) Materiality Map to inform our views on the materiality of environmental and social issues at a given company. We have also established the following priorities for proxy voting and engagement: Effective Board Oversight; Climate Risk Management; Human Capital Management; and Diversity, Equity & Inclusion.

Demonstrates an Effective Oversight Process

• Describes which committee(s) have oversight over specific risks and opportunities, as well as which topics are overseen and/or discussed at the full-board level

• Includes risks and opportunities in board and/or committee agendas, and articulates how often specific topics are discussed at the committee and/or full-board level

• Utilizes KPIs or metrics to assess the effectiveness of risk management processes

• Engages with key stakeholders including employees and investors

Ensures Effective Leadership

• Holds management accountable for progress on relevant metrics and targets

•  Integrates necessary skills and perspectives into the board nominating and executive hiring processes, and provides training to directors and executives, including on topics material to the company’s business or operations

• Conducts a periodic effectiveness review

Guidance on Effective Board Oversight

Ensures Disclosures of Material Information

• Ensures publication of relevant disclosures, including those regarding material topics

— For example, we expect companies to disclose against the four pillars of the Task Force on Climate-related Financial Disclosures (TCFD) framework

Incorporating our Expectations for Effective Oversight Into our Proxy Voting and Engagement Practices

As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively assess the risk of our clients’ portfolios and the broader market, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.

Consistent with this perspective, we may seek to engage with our portfolio companies to better understand how their boards are overseeing risks and opportunities the company has deemed to be material to its business or operations. If we believe a company has failed to implement and communicate effective oversight of these risks, we may consider voting against the directors responsible.

Next Steps For Directors	We encourage directors to review our existing guidance, as well as our voting guidelines, all of which can be found on our website. We believe regular engagements with directors is an essential component of successful long-term partnerships with our portfolio companies. Please reach out to the Asset Stewardship team at GovernanceTeam@ssga.com to request an engagement or share your ideas on effective board oversight.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.

†  This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

Guidance on Effective Board Oversight

ssga.com

Marketing communication

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense – Tour A – La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878

400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number

11871450968 – REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’

Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors

Guidance on Effective Board Oversight

Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

Important Risk Information

Investing involves risk including the risk of loss of principal.

The returns on a portfolio of securities which exclude

companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator) who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent.

© 2023 State Street Corporation.

All Rights Reserved.

ID1519201-5596229.1.2.GBL.RTL 0423

Exp. Date: 03/31/2024

Guidance on Effective Board Oversight

Insights Asset Management	Guidance on Virtual Shareholder Meetings
April 2023

As shareholder meetings have increasingly been held virtually due to the pandemic, our Asset Stewardship team outlines our voting approach to management proposals on this topic, expectations for shareholder engagement best practices and guidance on preserving robust shareholder rights.

As a result of the COVID-19 pandemic, companies are increasingly holding virtual shareholder meetings (“VSMs”) globally. Many companies are proposing amendments to their governing documents that grant the board the ability to host VSMs at their own discretion in perpetuity.

Recognizing the success of virtual and hybrid shareholder meetings and a shifting regulatory environment, we will generally support proposals that grant boards the right to hold shareholder meetings in a virtual or hybrid format as long as companies uphold the following best practices:

• Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders

• Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders

• Provide a written record of all questions posed during the meeting, and

• Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices

If a company breaches of any of the criteria above, we may vote against the Chair of the nominating committee.

Our evaluation of these proposals will also consider the operating environment of the company, including local regulatory developments and specific market circumstances impacting virtual meeting practices.

While we are encouraged by the success of VSMs thus far,, companies and shareholders must remain vigilant in continuing to improve their VSM practices. Maintaining a strong level of shareholder dialogue, upholding shareholder rights, and leveraging the virtual format to benefit companies and investors will be essential.

About State Street Global Advisors	Our clients are the world’s governments, institutions and financial advisors. To help them achieve their financial goals we live our guiding principles each and every day:

• Start with rigor

• Build from breadth

• Invest as stewards

• Invent the future

For four decades, these principles have helped us be the quiet power in a tumultuous investing world. Helping millions of people secure their financial futures. This takes each of our employees in 29 offices around the world, and a firm-wide conviction that we can always do it better. As a result, we are the world’s fourth-largest asset manager* with US $3.62 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.
† This figure is presented as of March 31, 2023 and includes approximately $65.03 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

Guidance on Virtual Shareholder Meetings

ssga.com

Marketing communication

State Street Global Advisors

Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of

State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe

Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street

Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168,

Guidance on Virtual Shareholder Meetings

Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555.

F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

All information is from State Street Global Advisors unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

Investing involves risk including the risk of loss of principal.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended April 12, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1522584-4255954.3.1.GBL.RTL  0423

Exp. Date: 04/30/2024

Guidance on Virtual Shareholder Meetings

APPENDIX D

Nuveen Asset Management, LLC

Proxy Voting Policy

Applicability

This Policy applies to Nuveen employees acting on behalf of Nuveen Asset Management, LLC, Teachers Advisors, LLC, and TIAA-CREF Investment Management, LLC.

Policy Purpose and Statement

Proxy voting is the primary means by which shareholders may influence a publicly traded company’s governance and operations and thus create the potential for value and positive long-term investment performance. When an SEC registered investment adviser has proxy voting authority, the adviser has a fiduciary duty to vote proxies in the best interests of its clients and must not subrogate its clients’ interests to its own. In their capacity as fiduciaries and investment advisers, Nuveen Asset Management, LLC (“NAM”), Teachers Advisors, LLC (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”), (each an “Adviser” and collectively, the “Advisers”), vote proxies for the Portfolio Companies held by their respective clients, including investment companies and other pooled investment vehicles, institutional and retail separate accounts, and other clients as applicable. The Advisers have adopted this Policy, the Nuveen Proxy Voting Guidelines, and the Nuveen Proxy Voting Conflicts of Interest Policy for voting the proxies of the Portfolio Companies they manage. The Advisers leverage the expertise and services of an internal group referred to as the Responsible Investing Team (RI Team) to administer the Advisers’ proxy voting. The RI Team adheres to the Advisers’ Proxy Voting Guidelines which are reasonably designed to ensure that the Advisers vote client securities in the best interests of the Advisers’ clients.

Policy Statement

Proxy voting is a key component of a Portfolio Company’s corporate governance program and is the primary method for exercising shareholder rights and influencing the Portfolio Company’s behavior. Nuveen makes informed voting decisions in compliance with Rule 206(4)-6 (the “Rule”) of the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and applicable laws and regulations, (e.g., the Employee Retirement Income Security Act of 1974, “ERISA”).

Enforcement

As provided in the TIAA Code of Business Conduct, all employees are expected to comply with applicable laws and regulations, as well as the relevant policies, procedures and compliance manuals that apply to Nuveen’s business activities. Violation of this Policy may result in disciplinary action up to and including termination of employment.

Terms and Definitions

Advisory Personnel includes the Adviser’s portfolio managers and/or research analysts.

Proxy Voting Guidelines (the ‘’Guidelines’’) are a set of pre-determined principles setting forth the manner in which the Advisers intend to vote on specific voting categories, and serve to assist clients, Portfolio Companies, and other interested parties in understanding how the Advisers intend to vote on proxy-related matters. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution.

Portfolio Company includes any publicly traded company held in an account that is managed by an Adviser.

Policy Requirements

Investment advisers, in accordance with the Rule, are required to (i) adopt and implement written policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of clients, and address resolution of material conflicts that may arise, (ii) describe their proxy voting procedures to their clients and provide copies on request, and (iii) disclose to clients how they may obtain information on how the Advisers voted their proxies.

The Nuveen Proxy Voting Committee (the “Committee”), the Advisers, the RI Team and Nuveen Compliance are subject to the respective requirements outlined below under Roles and Responsibilities.

Although it is the general policy to vote all applicable proxies received in a timely fashion with respect to securities selected by an Adviser for current clients, the Adviser may refrain from voting in certain circumstances where such voting would be disadvantageous, materially burdensome or impractical, or otherwise inconsistent with the overall best interest of clients.

Roles and Responsibilities

Nuveen Proxy Voting Committee

The purpose of the Committee is to establish a governance framework to oversee the proxy voting activities of the Advisers in accordance with the Policy. The Committee has delegated responsibility for the implementation and ongoing administration of the Policy to the RI Team, subject to the Committee’s ultimate oversight and responsibility as outlined in the Committee’s Proxy Voting Charter.

Advisers

1.

Advisory Personnel maintain the ultimate decision-making authority with respect to how proxies will be voted, unless otherwise instructed by a client, and may determine to vote contrary to the Guidelines and/or a vote recommendation of the RI Team if such Advisory Personnel determines it is in the best interest of the Adviser’s clients to do so. The rationale for all such contrary vote determinations will be documented and maintained.

2.

When voting proxies for different groups of client accounts, Advisory Personnel may vote proxies held by the respective client accounts differently depending on the facts and circumstances specific to such client accounts. The rationale for all such vote determinations will be documented and maintained.

3.	Advisory Personnel must comply with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.

Responsible Investing Team

1.	Performs day-to-day administration of the Advisers’ proxy voting processes.

2.

Seeks to vote proxies in adherence to the Guidelines, which have been constructed in a manner intended to align with the best interests of clients. In applying the Guidelines, the RI Team, on behalf of the Advisers, takes into account several factors, including, but not limited to:

•	Input from Advisory Personnel

•	Third-party research

•	Specific Portfolio Company context, including environmental, social and governance practices, and financial performance.

3.	Delivers copies of the Advisers’ Policy to clients and prospective clients upon request in a timely manner, as appropriate.

4.	Assists with the disclosure of proxy votes as applicable on corporate websites and elsewhere as required by applicable regulations.

5.	Prepares reports of proxies voted on behalf of the Advisers’ investment company clients to their Boards or committees thereof, as applicable.

6.	Performs an annual vote reconciliation for review by the Committee.

7.	Arranges the annual service provider due diligence, including a review of the service provider’s potential conflicts of interests, and presents the results to the Committee.

8.	Facilitates quarterly Committee meetings, including agenda and meeting minute preparation.

9.	Complies with the Nuveen Proxy Voting Conflicts of Interest Policy with respect to potential material conflicts of interest.

10.	Creates and retains certain records in accordance with Nuveen’s Record Management program.

11.	Oversees the proxy voting service provider in making and retaining certain records as required under applicable regulation.

12.	Assesses, in cooperation with Advisory Personnel, whether securities on loan should be recalled in order to vote their proxies.

Nuveen Compliance

1.	Ensures proper disclosure of Advisers’ Policy to clients as required by regulation or otherwise.

2.	Ensures proper disclosure to clients of how they may obtain information on how the Advisers voted their proxies.

3.	Assists the RI Team with arranging the annual service provider due diligence and presenting the results to the Committee.

4.	Monitors for compliance with this Policy and retains records relating to its monitoring activities pursuant to Nuveen’s Records Management program.

Governance

Review and Approval

This Policy will be reviewed at least annually and will be updated sooner if substantive changes are necessary. The Policy Leader, the Committee and the NEFI Compliance Committee are responsible for the review and approval of this Policy.

Implementation

Nuveen has established the Committee to provide centralized management and oversight of the proxy voting process administered by the RI Team for the Advisers in accordance with its Proxy Voting Committee Charter and this Policy.

Exceptions

Any request for a proposed exception or variation to this Policy will be submitted to the Committee for approval and reported to the appropriate governance committee(s), where appropriate.

Related Documents

•	Nuveen Proxy Voting Committee Charter

•	Nuveen Proxy Voting Guidelines

•	Nuveen Proxy Voting Conflicts of Interest Policy and Procedures

•	Nuveen Policy Statement on Responsible Investing

Policy Adoption Date	February 3, 2020

Current Policy Effective Date	October 1, 2022

Current Policy Approval Date	August 31, 2022

Policy Owner	Nuveen Proxy Voting Committee

Policy Leader	Managing Director, Nuveen Compliance

Policy Portal Administration	Leader: Managing Director, Nuveen Compliance

Owner: Managing Director, Head of Affiliate Compliance

Criticality/Tier	Moderate

Nuveen Proxy Voting Conflicts of Interest Policy and Procedures

Applicability

This Policy applies to employees of Nuveen (“Nuveen”) acting on behalf of Nuveen Asset Management, LLC (“NAM”), Teachers Advisors, LLC (“TAL”) and TIAA-CREF Investment Management, LLC (“TCIM”), (each an “Adviser” and collectively referred to as the “Advisers”).

Policy Purpose and Statement

Proxy voting by investment advisers is subject to U.S. Securities and Exchange Commission (“SEC”) rules and regulations, and for accounts subject to ERISA, U.S. Department of Labor (“DOL”) requirements. These rules and regulations require policies and procedures reasonably designed to ensure proxies are voted in the best interest of clients and that such procedures set forth how the adviser addresses material conflicts that may arise between the Adviser’s interests and those of its clients. The purpose of this Proxy Voting Conflicts of Interest Policy and Procedures (“Policy”) is to describe how the Advisers monitor and address the risks associated with Material Conflicts of Interest arising out of business and personal relationships that could affect proxy voting decisions.

Nuveen’s Responsible Investing Team (“RI Team”) is responsible for providing vote recommendations, based on the Nuveen Proxy Voting Guidelines (the “Guidelines”), to the Advisers and for administering the voting of proxies on behalf of the Advisers. When determining how to vote proxies, the RI Team adheres to the Guidelines which are reasonably designed to ensure that the Advisers vote proxies in the best interests of the Advisers’ clients.

Advisers may face certain potential Material Conflicts of Interest when voting proxies. The procedures set forth below have been reasonably designed to identify, monitor, and address potential Material Conflicts of Interest to ensure that the Advisers’ voting decisions are based on the best interest of their clients and are not the product of a conflict.

Policy Statement

The Advisers have a fiduciary duty to vote proxies in the best interests of their clients and must not subrogate the interests of their clients to their own.

Enforcement

As provided in the TIAA Code of Business Conduct, all employees are expected to comply with applicable laws and regulations, as well as the relevant policies, procedures and compliance manuals that apply to Nuveen’s business activities. Violation of this Policy may result in disciplinary action up to and including termination of employment.

Terms and Definitions

Advisory Personnel includes the Advisers’ portfolio managers and research analysts.

Conflicts Watch List (“Watch List”) refers to a list maintained by the RI Team based on the following:

1.	The positions and relationships of the following categories of individuals are evaluated to assist in identifying a potential Material Conflict with a Portfolio Company:

i.	The TIAA CEO

ii.	Nuveen Executive Leadership Team

iii.	RI Team members who provide proxy voting recommendations on behalf of the Advisers,

iv.	Advisory Personnel, and

v.	Household Members of the parties listed above in Nos. 1(i) – 1(iv)

The following criteria constitute a potential Material Conflict:

•	Any individual identified above in 1(i) – 1(v) who serves on a Portfolio Company’s board of directors; and/or

•	Any individual identified above in 1(v) who serves as a senior executive of a Portfolio Company.

2.	In addition, the following circumstances have been determined to constitute a potential Material Conflict:

i.	Voting proxies for Funds sponsored by a Nuveen Affiliated Entity (i.e., registered investment funds and other funds that require proxy voting) held in client accounts,

ii.	Voting proxies for Portfolio Companies that are direct advisory clients of the Advisers and/or the Nuveen Affiliated Entities,

iii.	Voting proxies for Portfolio Companies that have a material distribution relationship[1] with regard to the products or strategies of the Advisers and/or the Nuveen Affiliated Entities,

iv.

Voting proxies for Portfolio Companies that are institutional investment consultants with which the Advisers and/or the Nuveen Affiliated Entities have engaged for any material business opportunity[1] and

v.

Any other circumstance where the RI Team, the Nuveen Proxy Voting Committee (the “Committee”), the Advisers, Nuveen Legal or Nuveen Compliance are aware of in which the Adviser’s duty to serve its clients’ interests could be materially compromised.

In addition, certain conflicts may arise when a Proxy Service Provider or their affiliate(s), have determined and/or disclosed that a relationship exists with i) a Portfolio Company ii) an entity acting as a primary shareholder proponent with respect to a Portfolio Company or iii) another party. Such relationships include, but are not limited to, the products and services provided to, and the revenue obtained from, such Portfolio Company or its affiliates. The Proxy Service Provider is required to

[1]	Such criteria is defined in a separate standard operating procedure.

disclose such relationships to the Advisers, and the RI Team reviews and evaluates the Proxy Service Provider’s disclosed conflicts of interest and associated controls annually and reports its assessment to the Committee.

Household Member includes any of the following who reside or are expected to reside in your household for at least 90 days a year: i) spouse or Domestic Partner, ii) sibling, iii) child, stepchild, grandchild, parents, grandparent, stepparent, and in-laws (mother, father, son, daughter, brother, sister).

Domestic Partner is defined as an individual who is neither a relative of, or legally married to, a Nuveen employee but shares a residence and is in a mutual commitment similar to marriage with such Nuveen employee.

Material Conflicts of Interest (“Material Conflict”) A conflict of interest that reasonably could have the potential to influence a recommendation based on the criteria described in this Policy.

Nuveen Affiliated Entities refers to TIAA and entities that are under common control with the Advisers and that provide investment advisory services to third party clients2. TIAA and the Advisers will undertake reasonable efforts to identify and manage any potential TIAA-related conflicts of interest.

Portfolio Company refers to any publicly traded company held in an account that is managed by an Adviser or a Nuveen Affiliated Entity.

Proxy Service Provider(s) refers to any independent third-party vendor(s) who provides proxy voting administrative, research and/or recordkeeping services to Nuveen.

Proxy Voting Guidelines (the “Guidelines’’) are a set of pre-determined principles setting forth the manner in which the Advisers generally intend to vote on specific voting categories and serve to assist clients, Portfolio Companies, and other interested parties in understanding how the Advisers generally intend to vote proxy-related matters. The Guidelines are not exhaustive and do not necessarily dictate how the Advisers will ultimately vote with respect to any proposal or resolution.

Proxy Voting Conflicts of Interest Escalation Form (“Escalation Form”) Used in limited circumstances as described below to formally document certain requests to deviate from the Guidelines, the rationale supporting the request, and the ultimate resolution.

Policy Requirements

The Advisers have a fiduciary duty to vote proxies in the best interests of their clients and must not subrogate the interests of their clients to their own.

The RI Team and Advisory Personnel are prohibited from being influenced in their proxy voting decisions by any individual outside the established proxy voting process. The RI Team and Advisory Personnel are required to report to Nuveen Compliance any individuals or parties seeking to influence proxy votes outside the established proxy voting process.

The RI Team generally seeks to vote proxies in adherence to the Guidelines. In the event that a potential Material Conflict has been identified, the Committee, the RI Team, Advisory Personnel and Nuveen Compliance are required to comply with the following:

Proxies are generally voted in accordance with the Guidelines. In instances where a proxy is issued by a Portfolio Company on the Watch List, and the RI Team’s vote direction is in support of company management and either contrary to the Guidelines or the Guidelines require a case by case review, then the RI Team vote recommendation is evaluated using established criteria3 to determine whether a potential conflict exists. In instances where it is determined a potential conflict exists, the vote direction shall default to the recommendation of an independent third-party Proxy Service Provider based on

[2]	Such list is maintained in a separate standard operating procedure.
[3]	Such criteria is defined in a separate standard operating procedure.

such provider’s benchmark policy. To the extent the RI Team believes there is a justification to vote contrary to the Proxy Service Provider’s benchmark recommendation in such an instance, then such requests are evaluated and mitigated pursuant to an Escalation Form review process as described in the Roles and Responsibilities section below. In all cases votes are intended to be in line with the Guidelines and in the best interests of clients.

The Advisers are required to adhere to the baseline standards and guiding principles governing client and personnel conflicts as outlined in the TIAA Conflicts of Interest Policy to assist in identifying, escalating and addressing proxy voting conflicts in a timely manner.

Roles and Responsibilities

Nuveen Proxy Voting Committee

1.	Annually, review and approve the criteria constituting a Material Conflict involving the individuals and entities named on the Watch List.

2.	Review and approve the Policy annually, or more frequently as required.

3.	Review Escalation Forms as described above to determine whether the rationale of the recommendation is clearly articulated and reasonable relative to the potential Material Conflict.

4.	Review RI Team Material Conflicts reporting.

5.	Review and consider any other matters involving the Advisers’ proxy voting activities that are brought to the Committee.

Responsible Investing Team

1.	Promptly disclose RI Team members’ Material Conflicts to Nuveen Compliance.

2.

RI Team members must recuse themselves from all decisions related to proxy voting for the Portfolio Company seeking the proxy for which they personally have disclosed, or are required to disclose, a Material Conflict.

3.	Compile, administer and update the Watch List promptly based on the Watch List criteria described herein as necessary.

4.

Evaluate vote recommendations for Portfolio Companies on the Watch List, based on established criteria to determine whether a vote shall default to the third-party Proxy Service Provider, or whether an Escalation Form is required.

5.

In instances where an Escalation Form is required as described above, the RI Team member responsible for the recommendation completes and submits the form to an RI Team manager and the Committee. The RI Team will specify a response due date from the Committee typically no earlier than two business days from when the request was delivered. While the RI Team will make reasonable efforts to provide a two business day notification period, in certain instances the required response date may be shortened. The Committee reviews the Escalation Form to determine whether a Material Conflict exists and whether the rationale of the recommendation is clearly articulated and reasonable relative to the existing conflict. The Committee will then provide its response in writing to the RI Team member who submitted the Escalation Form.

6.	Provide Nuveen Compliance with established reporting.

7.	Prepare Material Conflicts reporting to the Committee and other parties, as applicable.

8.	Retain Escalation Forms and responses thereto and all other relevant documentation in conformance with Nuveen’s Record Management program.

Advisory Personnel

1.	Promptly disclose Material Conflicts to Nuveen Compliance.

2.

Provide input and/or vote recommendations to the RI Team upon request. Advisory Personnel are prohibited from providing the RI Team with input and/or recommendations for any Portfolio Company for which they have disclosed, or are required to disclose, a Material Conflict.

3.

From time to time as part of the Adviser’s normal course of business, Advisory Personnel may initiate an action to override the Guidelines for a particular proposal. For a proxy vote issued by a Portfolio Company on the Watch List, if Advisory Personnel request a vote against the Guidelines and in favor of Portfolio Company management, then the request will be evaluated by the RI Team in accordance with their established criteria and processes described above. To the extent an Escalation Form is required, the Committee reviews the Escalation Form to determine whether the rationale of the recommendation is clearly articulated and reasonable relative to the potential Material Conflict.

Nuveen Compliance

1.	Determine criteria constituting a Material Conflict involving the individuals and entities named on the Watch List.

2.	Determine parties responsible for collection of, and providing identified Material Conflicts to, the RI Team for inclusion on the Watch List.

3.	Perform periodic reviews of votes where Material Conflicts have been identified to determine whether the votes were cast in accordance with this Policy.

4.	Develop and maintain, in consultation with the RI Team, standard operating procedures to support the Policy.

5.	Perform periodic monitoring to determine adherence to the Policy.

6.	Administer training to the Advisers and the RI Team, as applicable, to ensure applicable personnel understand Material Conflicts and disclosure responsibilities.

7.	Assist the Committee with the annual review of this Policy.

Nuveen Legal

1.	Provide legal guidance as requested.

Governance

Review and Approval

This Policy will be reviewed at least annually and will be updated sooner if changes are necessary. The Policy Leader, the Committee and the NEFI Compliance Committee are responsible for the review and approval of this Policy.

Implementation

Nuveen has established the Committee to provide centralized management and oversight of the proxy voting process administered by the RI Team for the Advisers in accordance with its Proxy Voting Committee Charter and this Policy.

Exceptions

Any request for a proposed exception or variation to this Policy will be submitted to the Committee for approval and reported to the appropriate governance committee(s), where appropriate.

Related Documents

•	Nuveen Proxy Voting Committee Charter

•	Nuveen Proxy Voting Guidelines

•	Nuveen Proxy Policy

•	Nuveen Policy Statement on Responsible Investing

Policy Adoption Date	February 3, 2020

Current Policy Effective Date	October 1, 2022

Current Policy Approval Date	August 31, 2022

Policy Owner	Nuveen Proxy Voting Committee

Policy Leader	Managing Director, Nuveen Compliance

Policy Portal Administration	Leader: Managing Director, Nuveen Compliance

Owner: Managing Director, Head of Affiliate Compliance

Criticality/Tier	Moderate

APPENDIX E — ISS PROXY VOTING POLICY AND GUIDELINES

ISS

UNITED STATES

Proxy Voting Guidelines
Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2023
Published December 13, 2022

WWW.ISSGOVERNANCE.COM E-1

W W W . I S S G O V E R N A N C E . C O M	E-2	2 of 81

W W W . I S S G O V E R N A N C E . C O M	E-3	3 of 81

W W W . I S S G O V E R N A N C E . C O M	E-4	4 of 81

W W W . I S S G O V E R N A N C E . C O M	E-5	5 of 81

W W W . I S S G O V E R N A N C E . C O M	E-6	6 of 81

W W W . I S S G O V E R N A N C E . C O M	E-7	7 of 81

W W W . I S S G O V E R N A N C E . C O M	E-8	8 of 81

Coverage

The U.S. research team provides proxy analyses and voting recommendations for the common shareholder meetings of U.S. - incorporated companies that are publicly-traded on U.S. exchanges, as well as certain OTC companies, if they are held in our institutional investor clients’ portfolios. Coverage generally includes corporate actions for common equity holders, such as written consents and bankruptcies. ISS’ U.S. coverage includes investment companies (including open-end funds, closed-end funds, exchange-traded funds, and unit investment trusts), limited partnerships (“LPs”), master limited partnerships (“MLPs”), limited liability companies (“LLCs”), and business development companies. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

Foreign-incorporated companies

In addition to U.S.- incorporated, U.S.- listed companies, ISS’ U.S. policies are applied to certain foreign-incorporated company analyses. Like the SEC, ISS distinguishes two types of companies that list but are not incorporated in the U.S.:

◾

U.S. Domestic Issuers – which have a majority of outstanding shares held in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies (e.g. they are required to file DEF14A proxy statements) – are generally covered under standard U.S. policy guidelines.

◾

Foreign Private Issuers (FPIs) – which are allowed to take exemptions from most disclosure requirements (e.g., they are allowed to file 6-K for their proxy materials) and U.S. listing standards – are generally covered under a combination of policy guidelines:

◾

FPI Guidelines (see the Americas Regional Proxy Voting Guidelines), may apply to companies incorporated in governance havens, and apply certain minimum independence and disclosure standards in the evaluation of key proxy ballot items, such as the election of directors; and/or

◾	Guidelines for the market that is responsible for, or most relevant to, the item on the ballot.

U.S. incorporated companies listed only on non-U.S. exchanges are generally covered under the ISS guidelines for the market on which they are traded.

An FPI is generally covered under ISS’ approach to FPIs outlined above, even if such FPI voluntarily files a proxy statement and/or other filing normally required of a U.S. Domestic Issuer, so long as the company retains its FPI status.

In all cases – including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets – items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the

“assigned” primary market coverage.

W W W . I S S G O V E R N A N C E . C O M	E-9	9 of 81

1. Board of Directors

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

Independence: Boards should be sufficiently independent from management (and significant shareholders) to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case-by-case basis):

Independence

Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:

◾	Independent directors comprise 50 percent or less of the board;
◾	The non-independent director serves on the audit, compensation, or nominating committee;
◾	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
◾	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

1 A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

2 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

W W W . I S S G O V E R N A N C E . C O M	E-10	10 of 81

ISS Classification of Directors – U.S.

1.	Executive Director

1.1.	Current officer[1] of the company or one of its affiliates[2].

2.	Non-Independent Non-Executive Director

Board Identification

2.1.	Director identified as not independent by the board.

Controlling/Significant	Shareholder
2.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Current Employment at Company or Related Company
2.3.	Non-officer employee of the firm (including employee representatives).
2.4.	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.

Former Employment

2.5.	Former CEO of the company. [3,4]
2.6.	Former non-CEO officer[1] of the company or an affiliate[2] within the past five years.
2.7.	Former officer[1] of an acquired company within the past five years.[4]
2.8.	Officer[1] of a former parent or predecessor firm at the time the company was sold or split off within the past five years.
2.9.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5]

Family Members

2.10.	Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.
2.11.

Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non- Section 16 officer in a key strategic role).

Professional, Transactional, and Charitable Relationships

2.12.

Director who (or whose immediate family member6) currently provides professional services[7] in excess of $10,000 per year to: the company, an affiliate[2], or an individual officer of the company or an affiliate; or who is (or whose immediate family member[6] is) a partner, employee, or controlling shareholder of an organization which provides the services.

2.13.

Director who (or whose immediate family member6) currently has any material transactional relationship[8] with the company or its affiliates[2]; or who is (or whose immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationship[8] (excluding investments in the company through a private placement).

2.14.

Director who (or whose immediate family member6) is a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].

Other Relationships

2.15.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.
2.16.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.[10]
2.17.	Founder[11] of the company but not currently an employee.
2.18.	Director with pay comparable to Named Executive Officers.
2.19.	Any material[12] relationship with the company.

3.	Independent Director

3.1.	No material[12] connection to the company other than a board seat.

W W W . I S S G O V E R N A N C E . C O M	E-11	11 of 81

Footnotes:

1. The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

2. “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.

3. Includes any former CEO of the company prior to the company’s initial public offering (IPO).

4. When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

5. ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

6. “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

7. Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

8. A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

9. Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

10. Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

11. The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an Independent Director.

W W W . I S S G O V E R N A N C E . C O M	E-12	12 of 81

12. For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

◾	Medical issues/illness;
◾	Family emergencies; and
◾	Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

◾	Sit on more than five public company boards; or
◾	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[4].

Gender Diversity: Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company’s board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.

Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members5. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.

3 Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

4 Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

5 Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

W W W . I S S G O V E R N A N C E . C O M	E-13	13 of 81

Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

◾

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

◾	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
◾	Rationale provided in the proxy statement for the level of implementation;
◾	The subject matter of the proposal;
◾	The level of support for and opposition to the resolution in past meetings;
◾	Actions taken by the board in response to the majority vote and its engagement with shareholders;
◾	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
◾	Other factors as appropriate.
◾	The board failed to act on takeover offers where the majority of shares are tendered;
◾

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

◾	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
◾	The company’s response, including:
◾

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

◾	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
◾	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
◾	Other recent compensation actions taken by the company;
◾	Whether the issues raised are recurring or isolated;
◾	The company’s ownership structure; and
◾	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
◾	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

PROBLEMATIC TAKEOVER DEFENSES, CAPITAL STRUCTURE, AND GOVERNANCE STRUCTURE

Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:

◾	The company has a poison pill with a deadhand or slowhand feature[6];

6 If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

W W W . I S S G O V E R N A N C E . C O M	E-14	14 of 81

◾	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
◾	The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders[7].

Vote case-by-case on nominees if the board adopts an initial short-term pill6 (with a term of one year or less) without shareholder approval, taking into consideration:

◾	The disclosed rationale for the adoption;
◾	The trigger;
◾	The company’s market capitalization (including absolute level and sudden changes);
◾	A commitment to put any renewal to a shareholder vote; and
◾	Other factors as relevant.

Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights8.

Exceptions to this policy will generally be limited to:

◾	Newly-public companies[9] with a sunset provision of no more than seven years from the date of going public;
◾	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
◾	Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or
◾	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Problematic Governance Structure: For companies that hold or held their first annual meeting9 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

◾	Supermajority vote requirements to amend the bylaws or charter;
◾	A classified board structure; or
◾	Other egregious provisions.

7 Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.

8 This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

9 Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

W W W . I S S G O V E R N A N C E . C O M	E-15	15 of 81

A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

◾	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
◾	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
◾	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
◾	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
◾	The company’s ownership structure;
◾	The company’s existing governance provisions;
◾	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and
◾	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:

◾	Classified the board;
◾	Adopted supermajority vote requirements to amend the bylaws or charter;
◾	Eliminated shareholders’ ability to amend bylaws;
◾	Adopted a fee-shifting provision; or
◾	Adopted another provision deemed egregious.

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

◾

The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group

(Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

◾	A classified board structure;

W W W . I S S G O V E R N A N C E . C O M	E-16	16 of 81

◾	A supermajority vote requirement;
◾	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
◾	The inability of shareholders to call special meetings;
◾	The inability of shareholders to act by written consent;
◾	A multi-class capital structure; and/or
◾	A non-shareholder-approved poison pill.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

◾	The presence of a shareholder proposal addressing the same issue on the same ballot;
◾	The board’s rationale for seeking ratification;
◾	Disclosure of actions to be taken by the board should the ratification proposal fail;
◾	Disclosure of shareholder engagement regarding the board’s ratification request;
◾	The level of impairment to shareholders’ rights caused by the existing provision;
◾	The history of management and shareholder proposals on the provision at the company’s past meetings;
◾	Whether the current provision was adopted in response to the shareholder proposal;
◾	The company’s ownership structure; and
◾	Previous use of ratification proposals to exclude shareholder proposals.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

◾	The non-audit fees paid to the auditor are excessive;
◾	The company receives an adverse opinion on the company’s financial statements from its auditor; or
◾

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

◾

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

◾	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
◾	The company maintains significant problematic pay practices; or
◾	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

◾	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
◾	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

W W W . I S S G O V E R N A N C E . C O M	E-17	17 of 81

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock: Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

◾	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
◾	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
◾	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
◾	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
◾	Any other relevant factors.

Climate Accountability

For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain10, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where ISS determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.

Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in alignment with the policy :

◾	Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:
◾	Board governance measures;
◾	Corporate strategy;
◾	Risk management analyses; and
◾	Metrics and targets.
◾	Appropriate GHG emissions reduction targets.

At this time, “appropriate GHG emissions reductions targets” will be medium-term GHG reduction targets or Net Zero-by-2050 GHG reduction targets for a company’s operations (Scope 1) and electricity use (Scope 2). Targets should cover the vast majority of the company’s direct emissions.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

◾	Material failures of governance, stewardship, risk oversight[11], or fiduciary responsibilities at the company;
◾	Failure to replace management as appropriate; or

10 Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

11 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.

W W W . I S S G O V E R N A N C E . C O M	E-18	18 of 81

◾

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

◾	Long-term financial performance of the company relative to its industry;
◾	Management’s track record;
◾	Background to the contested election;
◾	Nominee qualifications and any compensatory arrangements;
◾	Strategic plan of dissident slate and quality of the critique against management;
◾	Likelihood that the proposed goals and objectives can be achieved (both slates); and
◾	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Board Refreshment

Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.

W W W . I S S G O V E R N A N C E . C O M	E-19	19 of 81

Term/Tenure Limits

General Recommendation: Vote case-by-case on management proposals regarding director term/tenure limits, considering:

◾	The rationale provided for adoption of the term/tenure limit;
◾	The robustness of the company’s board evaluation process;
◾	Whether the limit is of sufficient length to allow for a broad range of director tenures;
◾	Whether the limit would disadvantage independent directors compared to non-independent directors; and
◾	Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.

Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:

◾	The scope of the shareholder proposal; and
◾	Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.

Age Limits

General Recommendation: Generally vote against management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

Board Size

General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

General Recommendation: Vote against proposals to classify (stagger) the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

◾	The reasonableness/scope of the request; and
◾	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

W W W . I S S G O V E R N A N C E . C O M	E-20	20 of 81

◾	The company has proxy access[12], thereby allowing shareholders to nominate directors to the company’s ballot; and
◾

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification, Liability Protection, and Exculpation

General Recommendation: Vote case-by-case on proposals on director and officer indemnification, liability protection, and exculpation13.

Consider the stated rationale for the proposed change. Also consider, among other factors, the extent to which the proposal would:

◾	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of care.
◾	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of loyalty.
◾	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.
◾

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote for those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

◾	If the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and

If only the individual’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

◾	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

12 A proxy access right that meets the recommended guidelines.

13 Indemnification: the condition of being secured against loss or damage.

Limited liability: a person’s financial liability is limited to a fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff.

Exculpation: to eliminate or limit the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer.

W W W . I S S G O V E R N A N C E . C O M	E-21	21 of 81

◾	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
◾	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
◾	The scope and structure of the proposal.

Establish Other Board Committee Proposals

General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

◾	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
◾	Level of disclosure regarding the issue for which board oversight is sought;
◾	Company performance related to the issue for which board oversight is sought;
◾	Board committee structure compared to that of other companies in its industry sector; and
◾	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

General Recommendation: Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Board Chair

General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:

◾	The scope and rationale of the proposal;
◾	The company’s current board leadership structure;
◾	The company’s governance structure and practices;
◾	Company performance; and
◾	Any other relevant factors that may be applicable.

The following factors will increase the likelihood of a “for” recommendation:

◾	A majority non-independent board and/or the presence of non-independent directors on key board committees;
◾	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
◾	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
◾	Evidence that the board has failed to oversee and address material risks facing the company;
◾	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or

W W W . I S S G O V E R N A N C E . C O M	E-22	22 of 81

◾	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders’ interests.

Majority of Independent Directors/Establishment of Independent Committees

General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of Independent Director (See ISS’ Classification of Directors.)

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

◾	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
◾	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
◾	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
◾	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access. Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

W W W . I S S G O V E R N A N C E . C O M	E-23	23 of 81

Shareholder Engagement Policy (Shareholder Advisory Committee)

General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

◾	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
◾	Effectively disclosed information with respect to this structure to its shareholders;
◾	Company has not ignored majority-supported shareholder proposals, or a majority withhold vote on a director nominee; and
◾

The company has an independent chair or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

W W W . I S S G O V E R N A N C E . C O M	E-24	24 of 81

2. Audit-Related

Auditor Indemnification and Limitation of Liability

General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

◾	The terms of the auditor agreement—the degree to which these agreements impact shareholders’ rights;
◾	The motivation and rationale for establishing the agreements;
◾	The quality of the company’s disclosure; and
◾	The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

◾	An auditor has a financial interest in or association with the company, and is therefore not independent;
◾	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
◾	Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or
◾	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

◾	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

W W W . I S S G O V E R N A N C E . C O M	E-25	25 of 81

Shareholder Proposals on Audit Firm Rotation

General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

◾	The tenure of the audit firm;
◾	The length of rotation specified in the proposal;
◾	Any significant audit-related issues at the company;
◾	The number of Audit Committee meetings held each year;
◾	The number of financial experts serving on the committee; and
◾	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

W W W . I S S G O V E R N A N C E . C O M	E-26	26 of 81

3. Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120-day window). The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:

◾	Any impediments to shareholders’ ability to amend the bylaws (i.e. supermajority voting requirements);
◾	The company’s ownership structure and historical voting turnout;
◾	Whether the board could amend bylaws adopted by shareholders; and
◾	Whether shareholders would retain the ability to ratify any board-initiated amendments.

Control Share Acquisition Provisions

General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Control Share Cash-Out Provisions

General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

W W W . I S S G O V E R N A N C E . C O M	E-27	27 of 81

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Disgorgement Provisions

General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Fair Price Provisions

General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Shareholder Litigation Rights

Federal Forum Selection Provisions

Federal forum selection provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.

W W W . I S S G O V E R N A N C E . C O M	E-28	28 of 81

General Recommendation: Generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Exclusive Forum Provisions for State Law Matters

Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).

General Recommendation: Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:

◾	The company’s stated rationale for adopting such a provision;
◾	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;
◾	The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and
◾

Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Fee shifting

Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.

General Recommendation: Generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.

W W W . I S S G O V E R N A N C E . C O M	E-29	29 of 81

Net Operating Loss (NOL) Protective Amendments

General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

◾

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

◾	The value of the NOLs;
◾	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
◾

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

◾	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder-approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

◾	Shareholders have approved the adoption of the plan; or
◾

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

◾	No lower than a 20 percent trigger, flip-in or flip-over;
◾	A term of no more than three years;
◾	No deadhand, slowhand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;
◾

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

W W W . I S S G O V E R N A N C E . C O M	E-30	30 of 81

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

◾	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
◾	The value of the NOLs;
◾	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
◾

The company’s existing governance structure, including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

◾	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

◾	The scope and structure of the proposal;
◾

The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

◾	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;
◾	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
◾	Any recent controversies or concerns related to the company’s proxy voting mechanics;
◾	Any unintended consequences resulting from implementation of the proposal; and
◾	Any other factors that may be relevant.

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

W W W . I S S G O V E R N A N C E . C O M	E-31	31 of 81

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

◾	The presence of a shareholder proposal addressing the same issue on the same ballot;
◾	The board’s rationale for seeking ratification;
◾	Disclosure of actions to be taken by the board should the ratification proposal fail;
◾	Disclosure of shareholder engagement regarding the board’s ratification request;
◾	The level of impairment to shareholders’ rights caused by the existing provision;
◾	The history of management and shareholder proposals on the provision at the company’s past meetings;
◾	Whether the current provision was adopted in response to the shareholder proposal;
◾	The company’s ownership structure; and
◾	Previous use of ratification proposals to exclude shareholder proposals.

Reimbursing Proxy Solicitation Expenses

General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

◾	The election of fewer than 50 percent of the directors to be elected is contested in the election;
◾	One or more of the dissident’s candidates is elected;
◾	Shareholders are not permitted to cumulate their votes for directors; and
◾	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

General Recommendation: Management or shareholder proposals to change a company’s state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

◾	Reasons for reincorporation;
◾	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and
◾	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

◾	Shareholders’ current right to act by written consent;
◾	The consent threshold;
◾	The inclusion of exclusionary or prohibitive language;

W W W . I S S G O V E R N A N C E . C O M	E-32	32 of 81

◾	Investor ownership structure; and
◾	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

◾	An unfettered[14] right for shareholders to call special meetings at a 10 percent threshold;
◾	A majority vote standard in uncontested director elections;
◾	No non-shareholder-approved pill; and
◾	An annually elected board.

Shareholder Ability to Call Special Meetings

General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

◾	Shareholders’ current right to call special meetings;
◾	Minimum ownership threshold necessary to call special meetings (10 percent preferred);
◾	The inclusion of exclusionary or prohibitive language;
◾	Investor ownership structure; and
◾	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

General Recommendation: Vote against proposals to require a supermajority shareholder vote.

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

◾	Ownership structure;
◾	Quorum requirements; and
◾	Vote requirements.

14 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

W W W . I S S G O V E R N A N C E . C O M	E-33	33 of 81

Virtual Shareholder Meetings

General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only15 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

◾	Scope and rationale of the proposal; and
◾	Concerns identified with the company’s prior meeting practices.

15 Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

W W W . I S S G O V E R N A N C E . C O M	E-34	34 of 81

4. Capital/Restructuring

Capital

Adjustments to Par Value of Common Stock

General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

◾	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
◾	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
◾	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
◾	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

◾	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
◾	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
◾	The company has a non-shareholder approved poison pill (including an NOL pill); or
◾

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

◾	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
◾	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
◾	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

W W W . I S S G O V E R N A N C E . C O M	E-35	35 of 81

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

◾	twice the amount needed to support the transactions on the ballot, and
◾	the allowable increase as calculated for general issuances above.

Dual Class Structure

General Recommendation: Generally vote against proposals to create a new class of common stock unless:

◾	The company discloses a compelling rationale for the dual-class capital structure, such as:
◾	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or
◾	The new class of shares will be transitory;
◾	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
◾	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

◾	The size of the company;
◾	The shareholder base; and
◾	The liquidity of the stock.

Preferred Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate purposes:

◾	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
◾	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
◾	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.

W W W . I S S G O V E R N A N C E . C O M	E-36	36 of 81

◾	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.
◾	If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

◾	If the shares requested are blank check preferred shares that can be used for antitakeover purposes;[16]
◾

The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);

◾

The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they are convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;

◾	The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;
◾	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
◾	The company has a non-shareholder approved poison pill (including an NOL pill); or
◾

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

◾	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
◾	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
◾	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

◾	twice the amount needed to support the transactions on the ballot, and
◾	the allowable increase as calculated for general issuances above.

16 To be acceptable, appropriate disclosure would be needed that the shares are “declawed”: i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.

W W W . I S S G O V E R N A N C E . C O M	E-37	37 of 81

Recapitalization Plans

General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

◾	More simplified capital structure;
◾	Enhanced liquidity;
◾	Fairness of conversion terms;
◾	Impact on voting power and dividends;
◾	Reasons for the reclassification;
◾	Conflicts of interest; and
◾	Other alternatives considered.

Reverse Stock Splits

General Recommendation: Vote for management proposals to implement a reverse stock split if:

◾	The number of authorized shares will be proportionately reduced; or
◾	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

◾	Stock exchange notification to the company of a potential delisting;
◾	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;
◾	The company’s rationale; or
◾	Other factors as applicable.

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

General Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

Vote case-by-case on share issuances for a specific transaction or financing proposal.

W W W . I S S G O V E R N A N C E . C O M	E-38	38 of 81

Share Repurchase Programs

General Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

◾	Greenmail;
◾	The use of buybacks to inappropriately manipulate incentive compensation metrics;
◾	Threats to the company’s long-term viability; or
◾	Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Share Repurchase Programs Shareholder Proposals

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Distributions: Splits and Dividends

General Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Tracking Stock

General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

◾	Adverse governance changes;
◾	Excessive increases in authorized capital stock;
◾	Unfair method of distribution;
◾	Diminution of voting rights;
◾	Adverse conversion features;
◾	Negative impact on stock option plans; and
◾	Alternatives such as spin-off.

Restructuring

Appraisal Rights

General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

W W W . I S S G O V E R N A N C E . C O M	E-39	39 of 81

Asset Purchases

General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

◾	Purchase price;
◾	Fairness opinion;
◾	Financial and strategic benefits;
◾	How the deal was negotiated;
◾	Conflicts of interest;
◾	Other alternatives for the business;
◾	Non-completion risk.

Asset Sales

General Recommendation: Vote case-by-case on asset sales, considering the following factors:

◾	Impact on the balance sheet/working capital;
◾	Potential elimination of diseconomies;
◾	Anticipated financial and operating benefits;
◾	Anticipated use of funds;
◾	Value received for the asset;
◾	Fairness opinion;
◾	How the deal was negotiated;
◾	Conflicts of interest.

Bundled Proposals

General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

◾	Dilution to existing shareholders’ positions;
◾	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

W W W . I S S G O V E R N A N C E . C O M	E-40	40 of 81

◾	Financial issues - company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;
◾	Management’s efforts to pursue other alternatives;
◾	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
◾	Conflict of interest - arm’s length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

◾	The reasons for the change;
◾	Any financial or tax benefits;
◾	Regulatory benefits;
◾	Increases in capital structure; and
◾	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

◾	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or
◾	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

◾	Offer price/premium;
◾	Fairness opinion;
◾	How the deal was negotiated;
◾	Conflicts of interest;
◾	Other alternatives/offers considered; and
◾	Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

◾	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
◾	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
◾	Are all shareholders able to participate in the transaction?
◾	Will there be a liquid market for remaining shareholders following the transaction?
◾	Does the company have strong corporate governance?
◾	Will insiders reap the gains of control following the proposed transaction?
◾	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

W W W . I S S G O V E R N A N C E . C O M	E-41	41 of 81

Joint Ventures

General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

◾	Percentage of assets/business contributed;
◾	Percentage ownership;
◾	Financial and strategic benefits;
◾	Governance structure;
◾	Conflicts of interest;
◾	Other alternatives; and
◾	Non-completion risk.

Liquidations

General Recommendation: Vote case-by-case on liquidations, taking into account the following:

◾	Management’s efforts to pursue other alternatives;
◾	Appraisal value of assets; and
◾	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

◾

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

◾	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
◾

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

◾

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

◾

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

W W W . I S S G O V E R N A N C E . C O M	E-42	42 of 81

◾

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

◾

Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

◾	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

◾

The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

◾

When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.

◾	Financial issues:
◾	The company’s financial condition;
◾	Degree of need for capital;
◾	Use of proceeds;
◾	Effect of the financing on the company’s cost of capital;
◾	Current and proposed cash burn rate;
◾	Going concern viability and the state of the capital and credit markets.

◾

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.

◾	Control issues:
◾	Change in management;
◾	Change in control;
◾	Guaranteed board and committee seats;
◾	Standstill provisions;
◾	Voting agreements;
◾	Veto power over certain corporate actions; and
◾	Minority versus majority ownership and corresponding minority discount or majority control premium.

W W W . I S S G O V E R N A N C E . C O M	E-43	43 of 81

◾	Conflicts of interest:
◾	Conflicts of interest should be viewed from the perspective of the company and the investor.
◾	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

◾	Market reaction:
◾	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

◾	Estimated value and financial prospects of the reorganized company;
◾	Percentage ownership of current shareholders in the reorganized company;
◾	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
◾	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
◾	Existence of a superior alternative to the plan of reorganization; and
◾	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

◾

Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target if it is a private entity.

◾

Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

◾

Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

◾	Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
◾

Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24-month timeframe.

◾	Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
◾	Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

W W W . I S S G O V E R N A N C E . C O M	E-44	44 of 81

Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

General Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

◾	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC’s acquistion process.
◾

Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.

◾

Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the “equity kicker” is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redeemption at the extension proposal meeting.

◾	Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs

General Recommendation: Vote case-by-case on spin-offs, considering:

◾	Tax and regulatory advantages;
◾	Planned use of the sale proceeds;
◾	Valuation of spinoff;
◾	Fairness opinion;
◾	Benefits to the parent company;
◾	Conflicts of interest;
◾	Managerial incentives;
◾	Corporate governance changes;
◾	Changes in the capital structure.

Value Maximization Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

◾	Hiring a financial advisor to explore strategic alternatives;
◾	Selling the company; or
◾	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

◾	Prolonged poor performance with no turnaround in sight;
◾	Signs of entrenched board and management (such as the adoption of takeover defenses);
◾	Strategic plan in place for improving value;
◾	Likelihood of receiving reasonable value in a sale or dissolution; and
◾	The company actively exploring its strategic options, including retaining a financial advisor.

W W W . I S S G O V E R N A N C E . C O M	E-45	45 of 81

5. Compensation

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

◾	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
◾	The company maintains significant problematic pay practices;
◾	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

◾

There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

◾	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
◾	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
◾	The situation is egregious.

W W W . I S S G O V E R N A N C E . C O M	E-46	46 of 81

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices17, this analysis considers the following:

1.	Peer Group[18] Alignment:

◾	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
◾	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
◾	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.

Absolute Alignment[19] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

◾	The ratio of performance- to time-based incentive awards;
◾	The overall ratio of performance-based compensation to fixed or discretionary pay;
◾	The rigor of performance goals;
◾	The complexity and risks around pay program design;
◾	The transparency and clarity of disclosure;
◾	The company’s peer group benchmarking practices;
◾	Financial/operational results, both absolute and relative to peers;
◾	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
◾	Realizable pay[20] compared to grant pay; and
◾	Any other factors deemed relevant.

17 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

18 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

19 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

20 ISS research reports include realizable pay for S&P1500 companies.

W W W . I S S G O V E R N A N C E . C O M	E-47	47 of 81

Problematic Pay Practices

Problematic pay elements are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:

◾	Problematic practices related to non-performance-based compensation elements;
◾	Incentives that may motivate excessive risk-taking or present a windfall risk; and
◾	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

◾	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
◾	Extraordinary perquisites or tax gross-ups;
◾	New or materially amended agreements that provide for:
◾	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
◾	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;
◾	CIC excise tax gross-up entitlements (including “modified” gross-ups);
◾	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
◾	Liberal CIC definition combined with any single-trigger CIC benefits;
◾	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;
◾	Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason);
◾	Any other provision or practice deemed to be egregious and present a significant risk to investors.

The above examples are not an exhaustive list. Please refer to ISS’ U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

◾	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
◾	Duration of options backdating;
◾	Size of restatement due to options backdating;
◾	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
◾	Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

W W W . I S S G O V E R N A N C E . C O M	E-48	48 of 81

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

◾	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
◾	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
◾

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

◾	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
◾	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
◾	Other recent compensation actions taken by the company;
◾	Whether the issues raised are recurring or isolated;
◾	The company’s ownership structure; and
◾	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers but also considering new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

◾	Single- or modified-single-trigger cash severance;
◾	Single-trigger acceleration of unvested equity awards;
◾	Full acceleration of equity awards granted shortly before the change in control;
◾	Acceleration of performance awards above the target level of performance without compelling rationale;
◾	Excessive cash severance (generally >3x base salary and bonus);
◾	Excise tax gross-ups triggered and payable;
◾	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
◾

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

◾	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

W W W . I S S G O V E R N A N C E . C O M	E-49	49 of 81

Equity-Based and Other Incentive Plans

Please refer to ISS’ U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

General Recommendation: Vote case-by-case on certain equity-based compensation plans21 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

◾

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

◾	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
◾	SVT based only on new shares requested plus shares remaining for future grants.

◾	Plan Features:
◾	Quality of disclosure around vesting upon a change in control (CIC);
◾	Discretionary vesting authority;
◾	Liberal share recycling on various award types;
◾	Lack of minimum vesting period for grants made under the plan;
◾	Dividends payable prior to award vesting.

◾	Grant Practices:
◾	The company’s three-year burn rate relative to its industry/market cap peers;
◾	Vesting requirements in CEO’s recent equity grants (3-year look-back);
◾	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
◾	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
◾	Whether the company maintains a sufficient claw-back policy;
◾	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

◾	Awards may vest in connection with a liberal change-of-control definition;
◾

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

◾	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
◾	The plan is excessively dilutive to shareholders’ holdings;
◾	The plan contains an evergreen (automatic share replenishment) feature; or
◾	Any other plan features are determined to have a significant negative impact on shareholder interests.

21 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

W W W . I S S G O V E R N A N C E . C O M	E-50	50 of 81

Further Information on certain EPSC Factors:

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types.

For proposals that are not subject to the Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size, and cash compensation into the industry cap equations to arrive at the company’s benchmark.22

Three-Year Value-Adjusted Burn Rate

A “Value-Adjusted Burn Rate” is used for stock plan evaluations. Value-Adjusted Burn Rate benchmarks are calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year’s burn-rate benchmark.

The Value-Adjusted Burn Rate is calculated as follows:

Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

22 For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

W W W . I S S G O V E R N A N C E . C O M	E-51	51 of 81

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” typically includes the ability to do any of the following:

◾	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
◾	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;
◾	Cancel underwater options in exchange for stock awards; or
◾	Provide cash buyouts of underwater options.

While the above cover most types of repricing, ISS may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

ISS may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

◾	Severity of the pay-for-performance misalignment;
◾	Whether problematic equity grant practices are driving the misalignment; and/or
◾	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

General Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

◾	Addresses administrative features only; or
◾

Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per ISS’ Classification of Directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

W W W . I S S G O V E R N A N C E . C O M	E-52	52 of 81

Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

◾	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per ISS’ Classification of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

◾

If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.

◾

If the plan is being presented to shareholders for the first time (including after the company’s IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.

◾

If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

W W W . I S S G O V E R N A N C E . C O M	E-53	53 of 81

Employee Stock Ownership Plans (ESOPs)

General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

◾	Purchase price is at least 85 percent of fair market value;
◾	Offering period is 27 months or less; and
◾	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where when the plan features do not meet all of the above criteria.

Employee Stock Purchase Plans—Non-Qualified Plans

General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

◾	Broad-based participation;
◾	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
◾	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and
◾	No discount on the stock price on the date of purchase when there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, ISS may evaluate the SVT cost of the plan as part of the assessment.

Option Exchange Programs/Repricing Options

General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

◾	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
◾	Rationale for the re-pricing—was the stock price decline beyond management’s control?;
◾	Is this a value-for-value exchange?;
◾	Are surrendered stock options added back to the plan reserve?;
◾	Timing—repricing should occur at least one year out from any precipitous drop in company’s stock price;
◾	Option vesting—does the new option vest immediately or is there a black-out period?;
◾	Term of the option—the term should remain the same as that of the replaced option;
◾	Exercise price—should be set at fair market or a premium to market;
◾	Participants—executive officers and directors must be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

W W W . I S S G O V E R N A N C E . C O M	E-54	54 of 81

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

◾	Executive officers and non-employee directors are excluded from participating;
◾

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and

◾	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure, and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

◾	Eligibility;
◾	Vesting;
◾	Bid-price;
◾	Term of options;
◾	Cost of the program and impact of the TSOs on company’s total option expense; and
◾	Option repricing policy.

W W W . I S S G O V E R N A N C E . C O M	E-55	55 of 81

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Shareholder Ratification of Director Pay Programs

General Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

◾	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
◾	An assessment of the following qualitative factors:
◾	The relative magnitude of director compensation as compared to companies of a similar profile;
◾	The presence of problematic pay practices relating to director compensation;
◾	Director stock ownership guidelines and holding requirements;
◾	Equity award vesting schedules;
◾	The mix of cash and equity-based compensation;
◾	Meaningful limits on director compensation;
◾	The availability of retirement benefits or perquisites; and
◾	The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

◾

The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

◾	The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and
◾	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

◾	The relative magnitude of director compensation as compared to companies of a similar profile;
◾	The presence of problematic pay practices relating to director compensation;
◾	Director stock ownership guidelines and holding requirements;
◾	Equity award vesting schedules;
◾	The mix of cash and equity-based compensation;
◾	Meaningful limits on director compensation;
◾	The availability of retirement benefits or perquisites; and
◾	The quality of disclosure surrounding director compensation.

Non-Employee Director Retirement Plans

General Recommendation: Vote against retirement plans for non-employee directors. Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

W W W . I S S G O V E R N A N C E . C O M	E-56	56 of 81

Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

◾	The company’s past practices regarding equity and cash compensation;
◾	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
◾	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

Golden Coffins/Executive Death Benefits

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

W W W . I S S G O V E R N A N C E . C O M	E-57	57 of 81

Hold Equity Past Retirement or for a Significant Period of Time

General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

◾	The percentage/ratio of net shares required to be retained;
◾	The time period required to retain the shares;
◾	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
◾	Whether the company has any other policies aimed at mitigating risk taking by executives;
◾	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
◾	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Pay Disparity

General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

◾	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;
◾	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and
◾	The level of shareholder support for the company’s pay programs.

Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

◾

First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options, or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.

◾

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

W W W . I S S G O V E R N A N C E . C O M	E-58	58 of 81

Pay for Superior Performance

General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

◾	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
◾	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
◾

Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

◾	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;
◾

Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

◾	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
◾

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

◾	Can shareholders assess the correlation between pay and performance based on the current disclosure?
◾	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: Generally vote for shareholder proposals calling for the addition of certain safeguards in prearranged trading plans (10b5-1 plans) for executives. Safeguards may include:

◾	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed in a Form 8-K;
◾	Amendment or early termination of a 10b5-1 Plan allowed only under extraordinary circumstances, as determined by the board;
◾	Request that a certain number of days that must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
◾	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
◾	An executive may not trade in company stock outside the 10b5-1 Plan;
◾	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit Outside CEOs from Serving on Compensation Committees

General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

W W W . I S S G O V E R N A N C E . C O M	E-59	59 of 81

Recoupment of Incentive or Stock Compensation in Specified Circumstances

General Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence, or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

◾	If the company has adopted a formal recoupment policy;
◾	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;
◾	Whether the company has chronic restatement history or material financial problems;
◾	Whether the company’s policy substantially addresses the concerns raised by the proponent;
◾	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or
◾	Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

General Recommendation: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

◾	The triggering mechanism should be beyond the control of management;
◾	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);
◾

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Impact on Incentive Program Metrics

General Recommendation: Vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

◾	The frequency and timing of the company’s share buybacks;
◾	The use of per-share metrics in incentive plans;
◾	The effect of recent buybacks on incentive metric results and payouts; and
◾	Whether there is any indication of metric result manipulation.

W W W . I S S G O V E R N A N C E . C O M	E-60	60 of 81

Supplemental Executive Retirement Plans (SERPs)

General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.

Tax Gross-Up Proposals

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

◾

The company’s current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

◾	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

W W W . I S S G O V E R N A N C E . C O M	E-61	61 of 81

6. Routine/Miscellaneous

Adjourn Meeting

General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

General Recommendation: Vote case-by-case on proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration:

◾	The new quorum threshold requested;
◾	The rationale presented for the reduction;
◾	The market capitalization of the company (size, inclusion in indices);
◾	The company’s ownership structure;
◾	Previous voter turnout or attempts to achieve quorum;
◾	Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and
◾	Other factors as appropriate.

In general, a quorum threshold kept as close to a majority of shares outstanding as is achievable is preferred.

Vote case-by-case on directors who unilaterally lower the quorum requirements below a majority of the shares outstanding, taking into consideration the factors listed above.

Amend Minor Bylaws

General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

General Recommendation: Vote against proposals to approve other business when it appears as a voting item.

W W W . I S S G O V E R N A N C E . C O M	E-62	62 of 81

7. Social and Environmental Issues

Global Approach – E&S Shareholder Proposals

ISS applies a common approach globally to evaluating social and environmental proposals which cover a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

◾	If the issues presented in the proposal are being appropriately or effectively dealt with through legislation or government regulation;
◾	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
◾	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;
◾	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
◾	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s practices related to the issue(s) raised in the proposal;
◾

If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

◾

If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Endorsement of Principles

General Recommendation: Generally vote against proposals seeking a company’s endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments.

Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

Animal Welfare

Animal Welfare Policies

General Recommendation: Generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

◾	The company has already published a set of animal welfare standards and monitors compliance;
◾	The company’s standards are comparable to industry peers; and
◾	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers’ treatment of animals.

W W W . I S S G O V E R N A N C E . C O M	E-63	63 of 81

Animal Testing

General Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:

◾	The company is conducting animal testing programs that are unnecessary or not required by regulation;
◾	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or
◾	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

General Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

General Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

◾	The potential impact of such labeling on the company’s business;
◾	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
◾	Company’s current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

General Recommendation: Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

◾	Whether the company has adequately disclosed mechanisms in place to prevent abuses;

W W W . I S S G O V E R N A N C E . C O M	E-64	64 of 81

◾	Whether the company has adequately disclosed the financial risks of the products/practices in question;
◾	Whether the company has been subject to violations of related laws or serious controversies; and
◾	Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

◾	The potential for reputational, market, and regulatory risk exposure;
◾	Existing disclosure of relevant policies;
◾	Deviation from established industry norms;
◾	Relevant company initiatives to provide research and/or products to disadvantaged consumers;
◾	Whether the proposal focuses on specific products or geographic regions;
◾	The potential burden and scope of the requested report;
◾	Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

◾	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;
◾

The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

◾	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

◾	The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;
◾	Current regulations in the markets in which the company operates; and
◾	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

W W W . I S S G O V E R N A N C E . C O M	E-65	65 of 81

Generally vote against resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

General Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

◾	Recent related fines, controversies, or significant litigation;
◾	Whether the company complies with relevant laws and regulations on the marketing of tobacco;
◾	Whether the company’s advertising restrictions deviate from those of industry peers;
◾	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and
◾	Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

◾	Whether the company complies with all laws and regulations;
◾	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and
◾	The risk of any health-related liabilities.

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Say on Climate (SoC) Management Proposals

General Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan23, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

◾	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;
◾	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);
◾	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);
◾	Whether the company has sought and received third-party approval that its targets are science-based;
◾	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;
◾	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
◾	Whether the company’s climate data has received third-party assurance;

23 Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

W W W . I S S G O V E R N A N C E . C O M	E-66	66 of 81

◾	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
◾	Whether there are specific industry decarbonization challenges; and
◾	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

◾	The completeness and rigor of the company’s climate-related disclosure;
◾	The company’s actual GHG emissions performance;
◾	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and
◾	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

◾

Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

◾	The company’s level of disclosure compared to industry peers; and
◾	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

◾

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

◾	The company’s level of disclosure is comparable to that of industry peers; and
◾	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

◾	Whether the company provides disclosure of year-over-year GHG emissions performance data;
◾	Whether company disclosure lags behind industry peers;
◾	The company’s actual GHG emissions performance;
◾	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and
◾	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

W W W . I S S G O V E R N A N C E . C O M	E-67	67 of 81

Energy Efficiency

General Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

◾

The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

◾	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

General Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally vote against proposals that call for the adoption of renewable energy goals, taking into account:

◾	The scope and structure of the proposal;
◾	The company’s current level of disclosure on renewable energy use and GHG emissions; and
◾	The company’s disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

◾	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
◾	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

◾	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
◾	The level of gender and racial minority representation that exists at the company’s industry peers;
◾	The company’s established process for addressing gender and racial minority board representation;
◾	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

W W W . I S S G O V E R N A N C E . C O M	E-68	68 of 81

◾	The independence of the company’s nominating committee;
◾	Whether the company uses an outside search firm to identify potential director nominees; and
◾	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

General Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

◾	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;
◾	The company already publicly discloses comprehensive workforce diversity data; and
◾	The company has no recent significant EEO-related violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

General Recommendation: Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote against proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Gender, Race/Ethnicity Pay Gap

General Recommendation: Vote case-by-case on requests for reports on a company’s pay data by gender or race/ ethnicity, or a report on a company’s policies and goals to reduce any gender or race/ethnicity pay gaps, taking into account:

◾	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues;
◾	The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives compared to its industry peers; and
◾	Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.

Racial Equity and/or Civil Rights Audit Guidelines

General Recommendation: Vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:

◾	The company’s established process or framework for addressing racial inequity and discrimination internally;
◾	Whether the company adequately discloses workforce diversity and inclusion metrics and goals;
◾	Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;

W W W . I S S G O V E R N A N C E . C O M	E-69	69 of 81

◾	Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;
◾	The company’s track record in recent years of racial justice measures and outreach externally; and
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.

Environment and Sustainability

Facility and Workplace Safety

General Recommendation: Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

◾	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;
◾	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;
◾	Recent significant controversies, fines, or violations related to workplace health and safety; and
◾	The company’s workplace health and safety performance relative to industry peers.

Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

◾	The company’s compliance with applicable regulations and guidelines;
◾	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and
◾	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

General Recommendation: Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

◾	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;
◾

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

◾	The nature, purpose, and scope of the company’s operations in the specific region(s);
◾	The degree to which company policies and procedures are consistent with industry norms; and
◾	The scope of the resolution.

Hydraulic Fracturing

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

◾	The company’s current level of disclosure of relevant policies and oversight mechanisms;
◾	The company’s current level of such disclosure relative to its industry peers;
◾	Potential relevant local, state, or national regulatory developments; and

W W W . I S S G O V E R N A N C E . C O M	E-70	70 of 81

◾	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

Operations in Protected Areas

General Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

◾	Operations in the specified regions are not permitted by current laws or regulations;
◾	The company does not currently have operations or plans to develop operations in these protected regions; or
◾	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

General Recommendation: Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

◾	The nature of the company’s business;
◾	The current level of disclosure of the company’s existing related programs;
◾	The timetable and methods of program implementation prescribed by the proposal;
◾	The company’s ability to address the issues raised in the proposal; and
◾	How the company’s recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

◾

The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

◾	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

General Recommendation: Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

◾	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;
◾	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;
◾	The potential financial impact or risk to the company associated with water-related concerns or issues; and
◾	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

W W W . I S S G O V E R N A N C E . C O M	E-71	71 of 81

General Corporate Issues

Charitable Contributions

General Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

◾	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;
◾	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;
◾	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;
◾	Applicable market-specific laws or regulations that may be imposed on the company; and
◾	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

ESG Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals seeking a report or additional disclosure on the company’s approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:

◾	The scope and prescriptive nature of the proposal;
◾	The company’s current level of disclosure regarding its environmental and social performance and governance;
◾	The degree to which the board or compensation committee already discloses information on whether it has considered related E&S criteria; and
◾	Whether the company has significant controversies or regulatory violations regarding social or environmental issues.

Human Rights, Human Capital Management, and International Operations

Human Rights Proposals

General Recommendation: Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

◾	The degree to which existing relevant policies and practices are disclosed;
◾	Whether or not existing relevant policies are consistent with internationally recognized standards;
◾	Whether company facilities and those of its suppliers are monitored and how;

W W W . I S S G O V E R N A N C E . C O M	E-72	72 of 81

◾	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
◾	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
◾	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
◾	The scope of the request; and
◾	Deviation from industry sector peer company standards and practices.

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

◾	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;
◾	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;
◾	Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and
◾	Whether the proposal is unduly burdensome or overly prescriptive.

Mandatory Arbitration

General Recommendation: Vote case-by-case on requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:

◾	The company’s current policies and practices related to the use of mandatory arbitration agreements on workplace claims;
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and
◾	The company’s disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.

Operations in High-Risk Markets

General Recommendation: Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

◾	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
◾	Current disclosure of applicable risk assessment(s) and risk management procedures;
◾	Compliance with U.S. sanctions and laws;
◾	Consideration of other international policies, standards, and laws; and
◾	Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in “high-risk” markets.

Outsourcing/Offshoring

General Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

◾	Controversies surrounding operations in the relevant market(s);

W W W . I S S G O V E R N A N C E . C O M	E-73	73 of 81

◾	The value of the requested report to shareholders;
◾	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and
◾	The company’s existing human rights standards relative to industry peers.

Sexual Harassment

General Recommendation: Vote case-by-case on requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:

◾	The company’s current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to workplace sexual harassment issues; and
◾	The company’s disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.

Weapons and Military Sales

General Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Political Activities

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

◾	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
◾	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
◾	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

◾	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

W W W . I S S G O V E R N A N C E . C O M	E-74	74 of 81

◾	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
◾	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Expenditures and Lobbying Congruency

General Recommendation: Generally vote case-by-case on proposals requesting greater disclosure of a company’s alignment of political contributions, lobbying, and electioneering spending with a company’s publicly stated values and policies, considering:

◾

The company’s policies, management, board oversight, governance processes, and level of disclosure related to direct political contributions, lobbying activities, and payments to trade associations, political action committees, or other groups that may be used for political purposes;

◾

The company’s disclosure regarding: the reasons for its support of candidates for public offices; the reasons for support of and participation in trade associations or other groups that may make political contributions; and other political activities;

◾	Any incongruencies identified between a company’s direct and indirect political expenditures and its publicly stated values and priorities.
◾	Recent significant controversies related to the company’s direct and indirect lobbying, political contributions, or political activities.

Generally vote case-by-case on proposals requesting comparison of a company’s political spending to objectives that can mitigate material risks for the company, such as limiting global warming.

Political Ties

General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

◾	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and
◾	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

W W W . I S S G O V E R N A N C E . C O M	E-75	75 of 81

8. Mutual Fund Proxies

Election of Directors

General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes

General Recommendation: For closed-end management investment companies (CEFs), vote against or withhold from nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.

Converting Closed-end Fund to Open-end Fund

General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

◾	Past performance as a closed-end fund;
◾	Market in which the fund invests;
◾	Measures taken by the board to address the discount; and
◾	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

General Recommendation: Vote case-by-case on proxy contests, considering the following factors:

◾	Past performance relative to its peers;
◾	Market in which the fund invests;
◾	Measures taken by the board to address the issues;
◾	Past shareholder activism, board activity, and votes on related proposals;
◾	Strategy of the incumbents versus the dissidents;
◾	Independence of directors;
◾	Experience and skills of director candidates;
◾	Governance profile of the company;
◾	Evidence of management entrenchment.

Investment Advisory Agreements

General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

◾	Proposed and current fee schedules;
◾	Fund category/investment objective;
◾	Performance benchmarks;
◾	Share price performance as compared with peers;
◾	Resulting fees relative to peers;
◾	Assignments (where the advisor undergoes a change of control).

W W W . I S S G O V E R N A N C E . C O M	E-76	76 of 81

Approving New Classes or Series of Shares

General Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

◾	Stated specific financing purpose;
◾	Possible dilution for common shares;
◾	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

◾	Potential competitiveness;
◾	Regulatory developments;
◾	Current and potential returns; and
◾	Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

◾	The fund’s target investments;
◾	The reasons given by the fund for the change; and
◾	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

General Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

General Recommendation: Vote case-by-case on name change proposals, considering the following factors:

◾	Political/economic changes in the target market;
◾	Consolidation in the target market; and
◾	Current asset composition.

W W W . I S S G O V E R N A N C E . C O M	E-77	77 of 81

Change in Fund’s Subclassification

General Recommendation: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors:

◾	Potential competitiveness;
◾	Current and potential returns;
◾	Risk of concentration;
◾	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

◾

The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

◾

The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

◾	The company has demonstrated responsible past use of share issuances by either:
◾	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
◾	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

◾	Strategies employed to salvage the company;
◾	The fund’s past performance;
◾	The terms of the liquidation.

Changes to the Charter Document

General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:

◾	The degree of change implied by the proposal;
◾	The efficiencies that could result;
◾	The state of incorporation;
◾	Regulatory standards and implications.

Vote against any of the following changes:

◾	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
◾	Removal of shareholder approval requirement for amendments to the new declaration of trust;

W W W . I S S G O V E R N A N C E . C O M	E-78	78 of 81

◾

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

◾	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;
◾	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
◾	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

◾	Regulations of both states;
◾	Required fundamental policies of both states;
◾	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Distribution Agreements

General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

◾	Fees charged to comparably sized funds with similar objectives;
◾	The proposed distributor’s reputation and past performance;
◾	The competitiveness of the fund in the industry;
◾	The terms of the agreement.

Master-Feeder Structure

General Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

◾	Resulting fee structure;
◾	Performance of both funds;
◾	Continuity of management personnel;
◾	Changes in corporate governance and their impact on shareholder rights.

W W W . I S S G O V E R N A N C E . C O M	E-79	79 of 81

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

◾	Performance of the fund’s Net Asset Value (NAV);
◾	The fund’s history of shareholder relations;
◾	The performance of other funds under the advisor’s management.

W W W . I S S G O V E R N A N C E . C O M	E-80	80 of 81

We empower investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics, and insight.

G E T  S T A R T E D  W I T H  I S S  S O L U T I O N S

Email sales@issgovernance.com or visit www.issgovernance.com for more information.

Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS’ 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world’s leading institutional investors who rely on ISS’ objective and impartial offerings, as well as public companies focused on

ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS’ expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

© 2022 | Institutional Shareholder Services and/or its affiliates

W W W . I S S G O V E R N A N C E . C O M	E-81	81 of 81

SPDR® SERIES TRUST (THE “TRUST”)
STATEMENT OF ADDITIONAL INFORMATION
October 31, 2023
This Statement of Additional Information (“SAI”) is not a prospectus. With respect to each of the Trust's series listed below, this SAI should be read in conjunction with the prospectus dated October 31, 2023 (the “Prospectus”), as may be revised from time to time.
ETF	TICKER
SPDR MSCI USA Climate Paris Aligned ETF	NZUS
SPDR MSCI USA Gender Diversity ETF (formerly, SPDR SSGA Gender Diversity Index ETF)	SHE
SPDR S&P 500® ESG ETF	EFIV
SPDR S&P SmallCap 600 ESG ETF	ESIX
Principal U.S. Listing Exchange for each ETF: NYSE Arca, Inc. (except the SPDR MSCI USA Climate Paris Aligned ETF (NZUS) is listed on The Nasdaq Stock Market LLC)
Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. Copies of the Prospectus and the Trust's Annual Reports to Shareholders dated June 30, 2023 may be obtained without charge by writing to State Street Global Advisors Funds Distributors, LLC, the Trust's principal underwriter (referred to herein as “Distributor” or “Principal Underwriter”), One Iron Street, Boston, Massachusetts 02210, by visiting the Trust's website at https://www.ssga.com/spdrs or by calling 1-866-787-2257. The Reports of Independent Registered Public Accounting Firm, financial highlights and financial statements of the Funds included in the Trust's Annual Reports to Shareholders for the fiscal year ended June 30, 2023 are incorporated by reference into this SAI.
SPDRSERESGSAI
1

2

General Description of the Trust
The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), consisting of multiple investment series, including the SPDR MSCI USA Climate Paris Aligned ETF, SPDR MSCI USA Gender Diversity ETF, SPDR S&P 500 ESG ETF and SPDR S&P SmallCap 600 ESG ETF (each, a “Fund” and, collectively, the “Funds”). The Trust was organized as a Massachusetts business trust on June 12, 1998. The offering of each Fund's shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of each Fund is to provide investment results that, before fees and expenses, correspond generally to the total return of a specified market index (each, an “Index”). SSGA Funds Management, Inc. serves as the investment adviser for each Fund (the “Adviser”).
Each Fund offers and issues Shares at their net asset value (sometimes referred to herein as “NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Each Fund generally offers and issues Shares in exchange for (i) a basket of securities designated by the Fund (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”) or (ii) a cash payment equal in value to the Deposit Securities (“Deposit Cash”) together with the Cash Component. The primary consideration accepted by a Fund (i.e., Deposit Securities or Deposit Cash) is set forth under “Purchase and Redemption of Creation Units” later in this SAI. The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security and reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash (subject to applicable legal requirements). The Shares have been approved for listing and secondary trading on a national securities exchange (the “Exchange”). The Shares will trade on the Exchange at market prices. These prices may differ from the Shares' net asset values. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for either (i) portfolio securities and a specified cash payment or (ii) cash (subject to applicable legal requirements).
Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). See “Purchase and Redemption of Creation Units.” The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (“SEC”) applicable to management investment companies offering redeemable securities. In addition to the fixed creation or redemption transaction fee, an additional transaction fee of up to three times the fixed creation or redemption transaction fee and/or an additional variable charge may apply.
Investment Policies
Each Fund may invest in the following types of investments, consistent with its investment strategies and objective. Please see the Funds' Prospectus for additional information regarding its principal investment strategies.
DIVERSIFICATION STATUS
The SPDR S&P 500 ESG ETF and SPDR MSCI USA Gender Diversity ETF are each classified as a “diversified” investment company under the 1940 Act. The SPDR MSCI USA Climate Paris Aligned ETF and SPDR S&P SmallCap 600 ESG ETF are each classified as a “non-diversified” investment company under the 1940 Act. Under the 1940 Act, a diversified investment company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the investment company. A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. This means that a Fund may invest a greater portion of its assets in the securities of a single issuer than a diversified fund. The securities of a particular issuer may constitute a greater portion of an Index of a Fund and, therefore, the securities may constitute a greater portion of the Fund's portfolio. This may have an adverse effect on a Fund's performance or subject a Fund's Shares to greater price volatility than more diversified investment companies.
Each Fund (whether diversified or non-diversified for purposes of the 1940 Act) intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” (“RIC”) for purposes of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of
3

any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code may severely limit the investment flexibility of a Fund and may make it less likely that the Fund will meet its investment objective.
COMMERCIAL PAPER
Commercial paper consists of short-term, promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing.
COMMON STOCK
Risks inherent in investing in equity securities include the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of a Fund's portfolio securities and therefore a decrease in the value of Shares of the Fund). Common stock is susceptible to general stock market fluctuation and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises.
Holders of common stock incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stock issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stock which typically has a liquidation preference and which may have stated optional or mandatory redemption provisions, common stock has neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.
CONCENTRATION
Each Fund will concentrate its investments in securities of issuers in the same industry as may be necessary to approximate the composition of the Fund's underlying Index. The securities of issuers in particular industries may dominate the benchmark Index of a Fund and consequently a Fund's investment portfolio. This may adversely affect a Fund's performance or subject its Shares to greater price volatility than that experienced by less concentrated investment companies. The Trust's general policy is to exclude securities of the U.S. government and its agencies or instrumentalities when measuring industry concentration.
In pursuing its objective, each Fund may hold the securities of a single issuer in an amount exceeding 10% of the market value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code. In particular, as a Fund's size grows and its assets increase, it will be more likely to hold more than 10% of the securities of a single issuer if the issuer has a relatively small public float as compared to other components in its benchmark Index.
CONVERTIBLE SECURITIES
Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally have less potential for gain or loss than common stock. Convertible securities generally provide yields higher than the underlying common stock, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stock and interest rates. When the underlying common stock declines in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common
4

stock rises in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stock. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
EXCHANGE-TRADED FUNDS
Each Fund may invest in other exchange-traded funds (“ETFs”) (including ETFs managed by the Adviser). ETFs may be structured as investment companies that are registered under the 1940 Act, typically as open-end funds or unit investment trusts. These ETFs are generally based on specific domestic and foreign market securities indices. An “index-based ETF” seeks to provide investment results that match the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. An “actively-managed ETF” invests in securities based on an adviser's investment strategy. An “enhanced ETF” seeks to provide investment results that match a positive or negative multiple of the performance of an underlying index. In seeking to provide such results, an ETF and, in particular, an enhanced ETF, may engage in short sales of securities included in the underlying index and may invest in derivatives instruments, such as equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Alternatively, ETFs may be structured as grantor trusts or other forms of pooled investment vehicles that are not registered or regulated under the 1940 Act. These ETFs typically hold commodities, precious metals, currency or other non-securities investments. ETFs, like mutual funds, have expenses associated with their operation, such as advisory and custody fees. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, including the brokerage costs associated with the purchase and sale of shares of the ETF, the Fund will bear a pro rata portion of the ETF's expenses. In addition, it may be more costly to own an ETF than to directly own the securities or other investments held by the ETF because of ETF expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities or other investments held by the ETF, although lack of liquidity in the market for the shares of an ETF could result in the ETF's value being more volatile than the underlying securities or other investments.
FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS
Each Fund may invest up to 20% of its assets in derivatives, including exchange-traded futures on indices, exchange-traded futures on Treasuries or Eurodollars, U.S. exchange-traded or OTC put and call options contracts and exchange-traded or OTC swap transactions (including NDFs, interest rate swaps, total return swaps, excess return swaps, and credit default swaps).
Futures and Options on Futures: Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the index specified in the contract from one day to the next. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the Japanese Yen; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.
The Funds may purchase and write (sell) call and put options on futures. Options on futures give the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.
A Fund is required to make a good faith margin deposit in cash or U.S. government securities (or other eligible collateral) with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement
5

amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.
After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy price changes, additional payments will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Although some futures contracts call for making or taking delivery of the underlying commodity, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying commodity, security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.
Options: A Fund may purchase and sell put and call options. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.
Short Sales “Against the Box”: The Funds may engage in short sales “against the box.” In a short sale against the box, a Fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.
Swap Transactions: Each Fund may enter into swap transactions, including interest rate swap, credit default swap, NDF, and total return swap transactions. Swap transactions are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap transactions will usually be done on a net basis, i.e., where the two parties make net payments with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Fund. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars.” A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.
The use of swap transactions by a Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap transactions have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.
Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, bilateral OTC transaction pricing is normally done by reference to information from market makers and/or available index data, which information is carefully monitored by the Adviser and verified in appropriate cases. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under regulations adopted by the CFTC and federal banking regulators (“Margin Rules”), a Fund is required to post collateral (known as variation margin) to cover the mark-to-market exposure in respect of its uncleared swaps. The Margin Rules also mandate that collateral in the form of initial margin be posted to cover
6

potential future exposure attributable to uncleared swap transactions. In the event a Fund is required to post collateral in the form of initial margin or variation margin in respect of its uncleared swap transactions, all such collateral will be posted with a third party custodian pursuant to a triparty custody agreement between the Fund, its dealer counterparty and an unaffiliated custodian.
The requirement to execute certain OTC derivatives contracts on exchanges or electronic trading platforms called swap execution facilities (“SEFs”) may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. However, SEF trading may make it more difficult and costly for a Fund to enter into highly tailored or customized transactions and may result in additional costs and risks. Market participants such as the Funds that execute derivatives contracts through a SEF, whether directly or through a broker intermediary, are required to submit to the jurisdiction of the SEF and comply with SEF and CFTC rules and regulations which impose, among other things disclosure and recordkeeping obligations. In addition, a Fund will generally incur SEF or broker intermediary fees when it trades on a SEF. A Fund may also be required to indemnify the SEF or broker intermediary for any losses or costs that may result from the Fund's transactions on the SEF.
Total Return Swaps: A Fund may enter into total return swap transactions for investment purposes. Total return swaps are transactions in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by a Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.
Credit Default Swaps: A Fund may enter into credit default swap transactions for investment purposes. A credit default swap transaction may have as reference obligations one or more securities that are not currently held by the Fund. A Fund may be either the protection buyer or protection seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a protection seller, a Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the protection seller must pay the protection buyer the full face amount of the reference obligations that may have little or no value. If a Fund were a protection buyer and no credit event occurred during the term of the swap, the Fund would recover nothing if the swap were held through its termination date. However, if a credit event occurred, the protection buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of the reference obligation that may have little or no value. Where a Fund is the protection buyer, credit default swaps involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce a Fund's return.
Currency Swaps: A Fund may enter into currency swap transactions for investment purposes. Currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and end of the transaction, both sides will have to pay in full on a periodic basis based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.
Interest Rate Swaps: A Fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.
7

Options on Swaps: An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. A Fund may write (sell) and purchase put and call swaptions. A Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. A Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. A Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in a Fund's use of options.
Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
Government Regulation: The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) that was signed into law on July 21, 2010 created a new statutory framework that comprehensively regulated the over-the-counter (“OTC”) derivatives markets for the first time. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Under the Dodd-Frank Act, certain OTC derivatives transactions are now required to be centrally cleared and traded on SEFs.
On October 28, 2020, the SEC adopted Rule 18f-4 (the “Derivatives Rule”) under the 1940 Act which replaced prior SEC and staff guidance with an updated, comprehensive framework for registered funds' use of derivatives. The Derivatives Rule permits a Fund to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. The Derivatives Rule requires the Funds to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, develop and implement a derivatives risk management program and new testing requirements, and comply with new requirements related to board and SEC reporting. These requirements apply unless a Fund qualifies as a “limited derivatives user,” as defined in the Derivatives Rule. Complying with the Derivatives Rule may increase the cost of a Fund's investments and cost of doing business, which could adversely affect investors. Other new regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Funds.
Regulation Under the Commodity Exchange Act: Each Fund intends to use commodity interests, such as futures, swaps and options on futures in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). A Fund may use exchange-traded futures and options on futures, together with positions in cash and money market instruments, to simulate full investment in its underlying Index. Exchange-traded futures and options on futures contracts may not be currently available for an Index. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the applicable Index components or a subset of the components. An exclusion from the definition of the term “commodity pool operator” has been claimed with respect to each series of the Trust in accordance with Rule 4.5 such that registration or regulation as a commodity pool operator under the CEA is not necessary.
Restrictions on Trading in Commodity Interests: Each Fund reserves the right to engage in transactions involving futures, options thereon and swaps to the extent allowed by the CFTC regulations in effect from time to time and in accordance with a Fund's policies.
Certain additional risk factors related to derivatives are discussed below:
Derivatives Risk: Under recently adopted rules by the CFTC, transactions in some types of interest rate swaps and index credit default swaps on North American and European indices are required to be cleared. In addition, the CFTC may promulgate additional regulations that require clearing of other classes of swaps. In a cleared derivatives transaction (which includes futures, options on futures, and cleared swaps transactions), a Fund's counterparty is a clearing house (such as CME, ICE Clear Credit or LCH.Clearnet), rather than a bank or broker. Since each Fund is not a member of a clearing house and only members of a clearing house can participate directly in the clearing house, a Fund holds cleared derivatives through accounts at clearing members, who are futures commission merchants that are members of the clearing houses and who have the appropriate regulatory
8

approvals to engage in cleared derivatives transactions. A Fund makes and receives payments owed under cleared derivatives transactions (including margin payments) through its accounts at clearing members. Clearing members guarantee performance of their clients' obligations to the clearing house. In contrast to bilateral OTC transactions, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions in accordance with their rules. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Advisor expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund's behalf. While the documentation in place between a Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, the Fund could be subject to this execution risk if the Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict a Fund's ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements. If a Fund is not able to enter into a particular derivatives transaction, the Fund's investment performance and risk profile could be adversely affected as a result.
Counterparty Risk: Counterparty risk with respect to OTC derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described under “Derivatives Risk” above, all futures and options on futures and some swap transactions are required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared derivatives position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member's proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, and the clearing broker may also invest those funds in certain instruments permitted under the applicable regulations. Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared derivatives transactions, which amounts are generally held in the relevant omnibus account at the clearing house for all customers of the clearing member.
For commodities futures positions, the clearing house may use all of the collateral held in the clearing member's omnibus account to meet a loss in that account, without regard to which customer in fact supplied that collateral. Accordingly, in addition to bearing the credit risk of its clearing member, each customer to a futures transaction also bears “fellow customer” risk from other customers of the clearing member. However, with respect to cleared swaps positions, recent regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer. Because margin in respect of cleared swaps must be earmarked for specific clearing member customers, the clearing house may not use the collateral of one customer to cover the obligations of another customer. However, if the clearing member does not provide accurate reporting, a Fund is subject to the risk that a clearing house will use the Fund's assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members may generally choose to provide to the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount for each customer.
FUTURE DEVELOPMENTS
A Fund may take advantage of opportunities in the area of options and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, a Fund will provide appropriate disclosure.
9

ILLIQUID INVESTMENTS
Each Fund may invest in illiquid investments. A Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment means any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If illiquid investments exceed 15% of a Fund's net assets, certain remedial actions will be taken as required by Rule 22e-4 under the 1940 Act and the Funds' policies and procedures.
INVESTMENT COMPANIES
Each Fund may invest in the securities of other investment companies, including affiliated funds and money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), a Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law, regulation, and/or a Fund's investment restrictions, a Fund may invest its assets in securities of investment companies, including affiliated funds and/or money market funds, in excess of the limits discussed above.
If a Fund invests in and, thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.
INVESTMENTS IN VARIABLE INTEREST ENTITY STRUCTURES
The Funds may gain investment exposure to certain Chinese companies through variable interest entity (“VIE”) structures. Such investments are subject to the investment risks associated with the Chinese-based company. The VIE structure enables foreign investors, such as the Funds, to obtain investment exposure to a Chinese company in situations in which the Chinese government has limited or prohibited non-Chinese ownership of such company. The VIE structure does not involve direct equity ownership in a China-based company, but rather involves claims to the China-based company's profits and control of the assets that belong to the China-based company through contractual arrangements. The contractual arrangements in place with the China-based company provide limited ability to exercise control over the China-based company and the China-based company's actions may negatively impact the value of an investment through a VIE structure. Control may also be jeopardized if a natural person who holds an equity interest in the China-based company breaches the terms of the contractual arrangements or is subject to legal proceedings, or if any physical instruments such as chops and seals are used without authorization.
Intervention by the Chinese government with respect to the VIE structure could significantly affect the Chinese operating company's performance and thus, the value of a Fund's investment through a VIE structure, as well as the enforceability of the contractual arrangements of the VIE structure. In the event of such an occurrence, a Fund, as a foreign investor, may have little or no legal recourse. If the Chinese government were to determine that the contractual arrangements establishing the VIE structure did not comply with Chinese law or regulations, the Chinese operating company could be subject to penalties, revocation of its business and operating license, or forfeiture of ownership interests. In addition to the risk of government intervention, investments through a VIE structure are subject to the risk that the China-based company (or its officers, directors, or Chinese equity owners) may breach the contractual arrangements, or Chinese law changes in a way that adversely affects the enforceability of the arrangements, or the contracts are otherwise not enforceable under Chinese law, in which case a Fund may suffer significant losses on its investments through a VIE structure with little or no recourse available.
LENDING PORTFOLIO SECURITIES
Each Fund may lend portfolio securities to certain creditworthy borrowers in U.S. and non-U.S. markets in an amount not to exceed 40% of the value of its net assets. The borrowers provide collateral that is marked to market daily in an amount at least equal to the current market value of the securities loaned. A Fund may terminate a loan at any time and obtain the securities loaned. A Fund receives the value of any interest or cash or non-cash distributions paid on the loaned
10

securities. A Fund cannot vote proxies for securities on loan, but may recall loans to vote proxies if a material issue affecting the Fund's economic interest in the investment is to be voted upon. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain high quality short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or funds, which may include those managed by the Adviser. A Fund could lose money due to a decline in the value of collateral provided for loaned securities or any investments made with cash collateral. Certain non-cash collateral or investments made with cash collateral may have a greater risk of loss than other non-cash collateral or investments.
A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board of Trustees of the Trust (the “Board”) who administer the lending program for the Funds in accordance with guidelines approved by the Board. In such capacity, the lending agent provides the following services to the Funds in connection with the Funds' securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) causing the delivery of loaned securities from a Fund to borrowers; (iii) monitoring the value of loaned securities, the value of collateral received, and other lending parameters; (iv) seeking additional collateral, as necessary, from borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Funds; (vi) returning collateral to borrowers; (vii) facilitating substitute dividend, interest, and other distribution payments to the Funds from borrowers; (viii) negotiating the terms of each loan of securities, including but not limited to the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements of the Funds' Securities Lending Authorization Agreement; (ix) selecting securities, including amounts (percentages), to be loaned; (x) recordkeeping and accounting servicing; and (xi) arranging for return of loaned securities to the Fund in accordance with the terms of the Securities Lending Authorization Agreement. State Street Bank and Trust Company (“State Street”), an affiliate of the Trust, has been approved by the Board to serve as securities lending agent for the Funds and the Trust has entered into an agreement with State Street for such services. Among other matters, the Trust has agreed to indemnify State Street for certain liabilities. State Street has received an order of exemption from the SEC under Sections 17(a) and 12(d)(1) under the 1940 Act to serve as the lending agent for affiliated investment companies such as the Trust and to invest the cash collateral received from loan transactions to be invested in an affiliated cash collateral fund.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process especially so in certain international markets such as Taiwan), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), risk of loss of collateral, credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. Although State Street has agreed to provide a Fund with indemnification in the event of a borrower default, a Fund is still exposed to the risk of losses in the event a borrower does not return a Fund's securities as agreed. For example, delays in recovery of lent securities may cause a Fund to lose the opportunity to sell the securities at a desirable price.
LEVERAGING
While the Funds do not anticipate doing so, a Fund may borrow money in an amount greater than 5% of the value of the Fund's total assets. However, under normal circumstances, a Fund will not borrow money from a bank in an amount greater than 10% of the value of the Fund's total assets. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of a Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of a Fund will increase more when such
11

Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds.
OTHER SHORT-TERM INSTRUMENTS
Each Fund may invest in short-term instruments, including money market instruments, (including money market funds advised by the Adviser), cash and cash equivalents, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by the Adviser); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers' acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody's Investors Service (“Moody's”) or “A-1” by S&P Global Ratings (“S&P”), or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that present minimal credit risk; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Money market instruments also include shares of money market funds. The SEC and other government agencies continue to review the regulation of money market funds. The SEC has adopted changes to the rules that govern money market funds over the years, most recently in July 2023. Legislative developments may also affect money market funds. These changes and developments may affect the investment strategies, performance, yield, operating expenses and continued viability of a money market fund.
PREFERRED SECURITIES
Preferred securities pay fixed or adjustable rate interest or dividends to investors, and are generally senior to common stock, but may be subordinated to bonds and other debt instruments in a company's capital structure and therefore may be subject to greater credit risk than those debt instruments. There is no assurance that interest payments, dividends or distributions on the preferred securities in which a Fund invests will be declared or otherwise made payable. In the case of preferred stock, in order to be payable, distributions on preferred securities must be declared by the issuer's board of directors. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws.
Because the claim on an issuer's earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, a Fund's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund would be unable to acquire securities paying comparable rates with the redemption proceeds.
PRIVATE PLACEMENTS AND RESTRICTED SECURITIES
Each Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often “restricted securities,” i.e., securities which cannot be sold to the public without registration under the Securities Act or the availability of an exemption from registration (such as Rules 144 or 144A), or which are not readily marketable because they are subject to other legal or contractual delays in or restrictions on resale. Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act.
Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Market quotations for such securities are generally less readily
12

available than for publicly traded securities. The absence of a trading market can make it difficult to ascertain a market value for such securities for purposes of computing a Fund's net asset value, and the judgment of the Adviser may at times play a greater role in valuing these securities than in the case of publicly traded securities. Disposing of such securities, which may be illiquid investments, can involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration.
A Fund may be deemed to be an “underwriter” for purposes of the Securities Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.
REAL ESTATE INVESTMENT TRUSTS (“REITs”)
REITs pool investors' funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Funds will not invest in real estate directly, but only in securities issued by real estate companies. However, the Funds may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) to the extent they invest in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investments in REITs may subject Fund shareholders to duplicate management and administrative fees.
In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.
REPURCHASE AGREEMENTS
Each Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day—as defined below). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.
In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of a Fund's net assets will be invested in illiquid investments, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.
13

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.
REVERSE REPURCHASE AGREEMENTS
Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases a Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and a Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund's assets. A Fund may enter into reverse repurchase agreements if it either meets the relevant asset coverage requirements of Section 18 of the 1940 Act for senior securities representing indebtedness, or elects to treat such arrangements as derivatives transactions under the Derivatives Rule. Each Fund does not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 10% of its total assets.
U.S. REGISTERED SECURITIES OF FOREIGN ISSUERS
Investing in U.S. registered, dollar-denominated, securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.
A Fund's investment in equity securities of foreign corporations may also be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.
WHEN-ISSUED SECURITIES
Each Fund may purchase securities on a when-issued basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period, and no income accrues to a Fund until settlement takes place. When entering into a when-issued transaction, a Fund will rely on the other party to consummate the transaction; if the other party fails to do so, a Fund may be disadvantaged.
14

Securities purchased on a when-issued basis and held by a Fund are subject to changes in market value based upon actual or perceived changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates — i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if a Fund purchases securities on a “when-issued” basis, there may be a greater possibility of fluctuation in the Fund's NAV.
Special Considerations and Risks
A discussion of the risks associated with an investment in each Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.
GENERAL
Investment in a Fund should be made with an understanding that the value of a Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.
An investment in a Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises. Securities of issuers traded on exchanges may be suspended on certain exchanges by the issuers themselves, by an exchange or by government authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and instruments that reference the securities, such as participatory notes (or “P-notes”) or other derivative instruments, may be halted.
The principal trading market for some of the securities in an Index may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for a Fund's portfolio securities are limited or absent or if bid/ask spreads are wide.
CONFLICTS OF INTEREST RISK
An investment in a Fund may be subject to a number of actual or potential conflicts of interest. For example, the Adviser or its affiliates may provide services to a Fund, such as securities lending agency services, custodial, administrative, bookkeeping, and accounting services, transfer agency and shareholder servicing, securities brokerage services, and other services for which the Fund would compensate the Adviser and/or such affiliates. A Fund may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the Adviser. There is no assurance that the rates at which a Fund pays fees or expenses to the Adviser or its affiliates, or the terms on which it enters into transactions with the Adviser or its affiliates, will be the most favorable available in the market generally or as favorable as the rates the Adviser makes available to other clients. Because of its financial interest, the Adviser may have an incentive to enter into transactions or arrangements on behalf of a Fund with itself or its affiliates in circumstances where it might not have done so in the absence of that interest.
15

CONTINUOUS OFFERING
The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of a Fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that a Fund's Prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
SSGA or its affiliates (the “Selling Shareholder”) may purchase Creation Units through a broker-dealer to “seed” (in whole or in part) Funds as they are launched, or may purchase shares from broker-dealers or other investors that have previously provided “seed” for a Fund when they were launched or otherwise in secondary market transactions, and because the Selling Shareholder may be deemed an affiliate of such Funds, the Shares are being registered to permit the resale of these shares from time to time after purchase. The Funds will not receive any of the proceeds from the resale by the Selling Shareholders of these Shares.
The Selling Shareholder intends to sell all or a portion of the Shares owned by it and offered hereby from time to time directly or through one or more broker-dealers, and may also hedge such positions. The Shares may be sold on any national securities exchange on which the Shares may be listed or quoted at the time of sale, in the over-the-counter market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve cross or block transactions.
The Selling Shareholder may also loan or pledge Shares to broker-dealers that in turn may sell such Shares, to the extent permitted by applicable law. The Selling Shareholder may also enter into options or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of Shares, which Shares such broker-dealer or other financial institution may resell.
The Selling Shareholder and any broker-dealer or agents participating in the distribution of Shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the Securities Act in connection with such sales. In such event, any commissions paid to any such broker-dealer or agent and any profit on the resale of the Shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The Selling Shareholder who may be deemed an “underwriter” within the meaning of Section 2(a)(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act.
COUNTERPARTY RISK
Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations affecting the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of
16

market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted, what effect the insolvency proceeding would have on any recovery by a Fund, and what impact an insolvency of a clearing house would have on the financial system more generally.
FUTURES AND OPTIONS TRANSACTIONS
There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it has sold.
Each Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.
The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts, when available, in this manner. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. A Fund, however, may utilize futures and options contracts in a manner designed to limit its risk exposure to that which is comparable to what it would have incurred through direct investment in securities.
Utilization of futures transactions by a Fund involves the risk of imperfect or even negative correlation to its benchmark Index if the index underlying the futures contracts differs from the benchmark Index or if the futures contracts do not track the benchmark Index as expected. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option.
Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The “daily price fluctuation limit” or “daily limit” establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, generally no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.
RISKS OF SWAP AGREEMENTS
Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor.
The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.
The absence of a regulated execution facility or contract market and lack of liquidity for swap transactions has led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Under recently adopted rules and regulations, transactions in some types of swaps are required to be centrally cleared. In a cleared derivatives transaction, a Fund's counterparty to the transaction is a central derivatives clearing organization, or clearing house, rather than a bank or broker. Because the Funds are not members of a clearing house, and only members of a clearing house can participate directly in the clearing house, each Fund holds cleared derivatives through accounts at clearing members. In cleared derivatives transactions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients' obligations to the clearing house. Centrally cleared derivative arrangements may be less
17

favorable to a Fund than bilateral (non-cleared) arrangements. For example, a Fund may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, in some cases following a period of notice to a Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time in accordance with their rules. A Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or which SSGA FM expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund's behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and loss of hedging protection. In addition, the documentation governing the relationship between a Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation.
These clearing rules and other new rules and regulations could, among other things, restrict a Fund's ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations, as applicable to swaps, are relatively new and evolving, so their potential impact on a Fund and the financial system are not yet known.
Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund's limitation on investments in illiquid investments. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest.
If a Fund uses a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.
EUROPE – RECENT EVENTS
A number of countries in Europe, including Greece, Spain, Ireland, Italy, and Portugal, have substantial government debt levels. The concern over these debt levels has led to volatility in the European financial markets, which has adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe. For some countries, the ability to repay sovereign debt is in question, and default is possible, which could affect their ability to borrow in the future. Several countries have agreed to multi-year bailout loans from the European Central Bank, the IMF, and other institutions. A default or debt restructuring by any European country can adversely impact holders of that country's debt and can affect exposures to other European Union (“EU”) countries and their financial companies as well. These financial difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.
Uncertainties regarding the viability of the EU have impacted and may continue to impact markets in the United States and around the world. On January 31, 2020, the United Kingdom formally withdrew from the EU (commonly referred to as “Brexit”) and entered an 11-month transition period. The transition period concluded on December 31, 2020, and the United Kingdom left the EU single market and customs union under the terms of a new trade agreement. The agreement governs the new relationship between the United Kingdom and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Certain aspects of Brexit have had an adverse impact on the region, leading to increased inflation, labor shortages and business closures, among others. The full scope and nature of the consequences of the exit are not at this time known and are unlikely to be known for a significant period of time. It is also unknown whether the United Kingdom's exit will increase the likelihood of other countries also departing the EU. Any additional exits from the EU, or the possibility of such exits, may have a significant impact on the United Kingdom, Europe, and global economies, which may result in increased volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth for such economies that could potentially have an adverse effect on the value of a Fund's investments.
18

LIBOR RISK
The London Interbank Offered Rate (LIBOR) was a leading benchmark or reference rate for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. On July 27, 2017, the United Kingdom's Financial Conduct Authority (FCA), which regulates LIBOR, announced the gradual phase out of the LIBOR rate, with nearly all LIBOR rate publications having ceased as of June 30, 2023 (some LIBOR rates continue to be published, but only on a temporary and synthetic basis). Alternatives to LIBOR have been established and others may be developed. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, has identified the Secured Overnight Financial Rate (SOFR) as the preferred alternative rate to LIBOR. SOFR is a relatively new index calculated by short-term repurchase agreements, backed by Treasury securities. There remains uncertainty surrounding the nature of any replacement rates.
The transition to a new reference rate may result in (i) increased volatility or illiquidity in markets for instruments or contracts that previously relied on or still rely on LIBOR, (ii) a reduction in the value of certain instruments or contracts held by a Fund, (iii) reduced effectiveness of related Fund transactions, such as hedging, (iv) additional tax, accounting and regulatory risks, or (v) costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund's investments resulting from a substitute reference rate may also adversely affect a Fund's performance and/or NAV. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments or contracts using an alternative rate will have the same volume or liquidity.
MARKET TURBULENCE RESULTING FROM INFECTIOUS ILLNESS
A widespread outbreak of an infectious illness, such as COVID-19, may lead to governments and businesses world-wide taking aggressive measures, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations. As occurred in the wake of COVID-19, the spread of such an illness may result in the disruption of and delays in the delivery of healthcare services and processes, the cancellation of organized events and educational institutions, the disruption of production and supply chains, a decline in consumer demand for certain goods and services, and general concern and uncertainty, all of which may contribute to increased volatility in global markets. COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, the global economy, individual companies, sectors and industries, and capital markets in ways that cannot be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to limited health care resources. Political, economic and social stresses caused by infectious illness also may exacerbate other pre-existing political, social and economic risks in certain countries. The duration of such an illness and its effects cannot be determined at this time, but the effects could be present for an extended period of time.
RUSSIA SANCTIONS RISK
Sanctions threatened or imposed by a number of jurisdictions, including the United States, the European Union and the United Kingdom, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country's credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or a Fund. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on a Fund. Sanctions, or the threat of new or modified sanctions, could impair the ability of a Fund to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of a Fund, even if a Fund does not have direct exposure to securities of Russian issuers. As a collective result of the imposition of sanctions, Russian government countermeasures and the impact that they have had on the trading markets for Russian securities, certain Funds have used, and may in the future use,  fair valuation procedures approved by the Fund's Board to value certain Russian securities, which could result in such securities being deemed to have a zero value.
19

A reduction in liquidity of certain Fund holdings as a result of sanctions and related actions may cause a Fund to experience increased premiums or discounts to its NAV and/or wider bid-ask spreads. Additionally, if it becomes impracticable or unlawful for a Fund to hold securities subject to, or otherwise affected by, sanctions, or if deemed appropriate by the Fund's investment adviser, the Fund may prohibit in-kind deposits of the affected securities in connection with creation transactions and instead require a cash deposit, which may also increase the Fund's transaction costs.
TAX RISKS
As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of a Fund.
Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when a Fund makes distributions or you sell Shares.
Investment Restrictions
The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed without the approval of the holders of a majority of a Fund's outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Except with the approval of a majority of the outstanding voting securities, each Fund may not:
1.
Concentrate its investments in securities of issuers in the same industry, except as may be necessary to approximate the composition of the Fund's underlying Index;(1)
2.
Make loans to another person except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund;
3.
Issue senior securities or borrow money except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund;
4.
Invest directly in real estate unless the real estate is acquired as a result of ownership of securities or other instruments. This restriction shall not preclude the Fund from investing in companies that deal in real estate or in instruments that are backed or secured by real estate;
5.
Act as an underwriter of another issuer's securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the Fund's purchase and sale of portfolio securities; or
6.
Invest in commodities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. Each Fund will not:
1.
Invest in the securities of a company for the purpose of exercising management or control, provided that the Trust may vote the investment securities owned by the Fund in accordance with its views;
2.
Under normal circumstances, invest less than 80% of its total assets in securities that comprise its relevant Index; or
3.
With respect to SPDR MSCI USA Climate Paris Aligned ETF and SPDR MSCI USA Gender Diversity ETF, under normal circumstances, invest less than 80% of its net assets, plus the amount of borrowings for investment purposes, in securities of United States companies. Prior to any change in the Fund's 80% investment policy, the Fund will provide shareholders with 60 days' written notice.

(1)
The SEC Staff considers concentration to involve more than 25% of a fund's assets to be invested in an industry or group of industries.
20

4.
With respect to SPDR S&P SmallCap 600 ESG ETF, under normal circumstances, invest less than 80% of its net assets, plus the amount of borrowings for investment purposes, in securities of small-capitalization companies. Prior to any change in the Fund's 80% investment policy, the Fund will provide shareholders with 60 days' written notice.
The Funds define the foregoing terms in accordance with the definition of such terms per the applicable Index. If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money will be observed continuously. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays).
The 1940 Act currently permits each Fund to loan up to 33 1/3% of its total assets. With respect to borrowing, the 1940 Act presently allows each Fund to: (1) borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, (2) borrow money for temporary purposes in an amount not exceeding 5% of the value of a Fund's total assets at the time of the loan, and (3) enter into reverse repurchase agreements. However, under normal circumstances any borrowings by the Fund will not exceed 10% of the Fund's total assets. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, with appropriate asset coverage. With respect to investments in commodities, the 1940 Act presently permits the Funds to invest in commodities in accordance with investment policies contained in its prospectus and SAI. Any such investment shall also comply with the CEA and the rules and regulations thereunder. The 1940 Act does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have the fundamental investment policy governing such investments. The Funds will not purchase or sell real estate, except that a Fund may invest in companies that deal in real estate (including REITs) or in instruments that are backed or secured by real estate.
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in a Fund is contained in the Prospectus under “PURCHASE AND SALE INFORMATION” and “ADDITIONAL PURCHASE AND SALE INFORMATION.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.
The Shares of each Fund are approved for listing and trading on the Exchange, subject to notice of issuance. Shares trade on the Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of a Fund will continue to be met.
The Exchange may consider the suspension of trading in, and may initiate delisting proceedings of, the Shares of a Fund under any of the following circumstances: (i) if the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (ii) if the Fund no longer complies with the applicable listing requirements set forth in the Exchange's rules; (iii) if, following the initial twelve-month period after commencement of trading on the Exchange of the Fund, there are fewer than 50 beneficial holders of the Fund; or (iv) if such other event shall occur or condition exists which, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares from listing and trading upon termination of a Fund.
The Trust reserves the right to adjust the Share price of a Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor's equity interest in the Fund.
As in the case of other publicly traded securities, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.
The base and trading currencies of each Fund is the U.S. dollar. The base currency is the currency in which a Fund's net asset value per Share is calculated and the trading currency is the currency in which Shares of a Fund are listed and traded on the Exchange.
21

Management of the Trust
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “MANAGEMENT.”
BOARD RESPONSIBILITIES
The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described in this SAI, under which certain companies provide essential management services to the Trust.
Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor, Administrator and Sub-Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., the Adviser is responsible for the day-to-day management of a Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds' service providers the importance of maintaining vigorous risk management.
The Trustees' role in risk oversight begins before the inception of a Fund, at which time the Fund's Adviser presents the Board with information concerning the investment objectives, strategies and risks of the Fund, as well as proposed investment limitations for the Fund. Additionally, the Fund's Adviser provides the Board with an overview of, among other things, its investment philosophies, brokerage practices and compliance infrastructures. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of the Adviser and other service providers, such as the Fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which a Fund may be exposed.
The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Investment Advisory Agreement with the Adviser, the Board meets with the Adviser to review such services. Among other things, the Board regularly considers the Adviser's adherence to each Fund's investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund's investments.
The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the Adviser and any sub-adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.
The Board receives reports from the Funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Regular reports are made to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of each Fund's financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund's internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.
22

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.
The Board recognizes that not all risks that may affect a Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund's goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds' investment management and business affairs are carried out by or through the Fund's Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.
TRUSTEES AND OFFICERS
There are eight members of the Board of Trustees, six of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”). Carl Verboncoeur, an Independent Trustee, serves as Chairman of the Board. The Board has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a super-majority (75%) of the Board, the fact that the chairperson of each Committee of the Board is an Independent Trustee, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from fund management.
The Board of Trustees has two standing committees: the Audit Committee and Trustee Committee. The Audit Committee and Trustee Committee are each chaired by an Independent Trustee and composed of all of the Independent Trustees.
Set forth below are the names, year of birth, position with the Trust, length of term of office, and the principal occupations during the last five years and other directorships held of each of the persons currently serving as a Trustee or Officer of the Trust.
TRUSTEES
Name, Address and Year of Birth	Position(s) With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
CARL G. VERBONCOEUR c/o SPDR Series Trust One Iron Street Boston, MA 02210 1952	Independent Trustee, Chairman, Trustee Committee Chair	Term: Unlimited Served: since April 2010	Self-employed consultant since 2009.	122	None.
DWIGHT D. CHURCHILL c/o SPDR Series Trust One Iron Street Boston, MA 02210 1953	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since April 2010	Self-employed consultant since 2010; CEO and President, CFA Institute (June 2014 - January 2015).	122	Affiliated Managers Group, Inc. (Director) (2010 - present).
CLARE S. RICHER c/o SPDR Series Trust One Iron Street Boston, MA 02210 1958	Independent Trustee	Term: Unlimited Served: since July 2018	Retired. Chief Financial Officer, Putnam Investments LLC (December 2008 - May 2017).	122	Principal Financial Group (Director and Financial Committee Chair) (2020 – present); Bain Capital Specialty Finance (Director) (2019 – present); Bain Capital Private Credit (Director)
23

Name, Address and Year of Birth	Position(s) With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
					(2022 – present); University of Notre Dame (Trustee) (2015 – present).
SANDRA G. SPONEM c/o SPDR Series Trust One Iron Street Boston, MA 02210 1958	Independent Trustee	Term: Unlimited Served: since July 2018	Retired. Chief Financial Officer, M.A. Mortenson Companies, Inc. (construction and real estate company) (February 2007 - April 2017).	122
Rydex Series Funds (52
portfolios), Rydex
Dynamic Funds (8
portfolios) and Rydex
Variable Trust (49
portfolios) (Trustee)
(2016 – present);
Guggenheim Strategy
Funds Trust (3
portfolios), Guggenheim
Funds Trust (18
portfolios), Guggenheim
Taxable Municipal Bond
& Investment Grade
Debt Trust, Guggenheim
Strategic Opportunities
Fund, Guggenheim
Variable Funds Trust (14
portfolios), and
Transparent Value Trust
(5 portfolios) (Trustee)
(2019-present);
Guggenheim Active
Allocation Fund
(Trustee)
(2021-present);
Fiduciary/Claymore
Energy Infrastructure
Fund (Trustee)
(2019-2022);
Guggenheim Enhanced
Equity Income Fund and
Guggenheim Credit
Allocation Fund
(Trustee) (2019-2021);
and Guggenheim
Energy & Income Fund
(Trustee) (2015 - 2023).

CAROLYN M. CLANCY c/o SPDR Series Trust One Iron Street Boston, MA 02210 1960	Independent Trustee	Term Unlimited Served: since October 2022	Retired. Executive Vice President, Head of Strategy, Analytics and Market Readiness, Fidelity Investments (April 2020 – June 2021); Executive Vice President, Head of Broker Dealer Business, Fidelity Investments (July 2017 – March 2020).	122	Assumption University (Trustee) (2011 – 2021) and (2022 – present); Big Sister Association of Greater Boston (Director) (2016 – 2023).
KRISTI L. ROWSELL c/o SPDR Series Trust One Iron Street Boston, MA 02210 1966	Independent Trustee	Term Unlimited Served: since October 2022	Partner and President, Harris Associates (2010 – 2021).	122
Harris Associates
Investment Trust (8
portfolios) (Trustee)
(2010 – present); Board
of Governors,
Investment Company
Institute (Member) (2018
– present); Habitat for
Humanity Chicago
(Director) (2015 –
present).

24

Name, Address and Year of Birth	Position(s) With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
INTERESTED TRUSTEES
JAMES E. ROSS* c/o SPDR Series Trust One Iron Street Boston, MA 02210 1965	Interested Trustee	Term: Unlimited Served: since April 2010
President, Winnisquam
Capital LLC (December
2022 – present);
Non-Executive
Chairman, Fusion
Acquisition Corp II
(February 2020 –
present); Non-Executive
Chairman, Fusion
Acquisition Corp. (June
2020 – September
2021); Retired Chairman
and Director, SSGA
Funds Management, Inc.
(2005 – March 2020);
Retired Executive Vice
President, State Street
Global Advisors (2012 –
March 2020); Retired
Chief Executive Officer
and Manager, State
Street Global Advisors
Funds Distributors, LLC
(May 2017 – March
2020); Director, State
Street Global Markets,
LLC (2013 – April 2017);
President, SSGA Funds
Management, Inc. (2005
– 2012); Principal, State
Street Global Advisors
(2000 – 2005).
				133
Investment Managers
Series Trust (50
Portfolios) (2022 –
present); The Select
Sector SPDR Trust (11
portfolios) (2005 –
present); SSGA SPDR
ETFs Europe I plc
(Director) (2016 – 2020);
SSGA SPDR ETFs
Europe II plc (Director)
(2016 – 2020); State
Street Navigator
Securities Lending Trust
(2016 – 2020); SSGA
Funds (2014 – 2020);
State Street Institutional
Investment Trust (2007
–2020); State Street
Master Funds (2007
–2020); Elfun Funds
(2016 –2018).

GUNJAN CHAUHAN** c/o SPDR Series Trust One Iron Street Boston, MA 02210 1982	Interested Trustee	Term Unlimited Served: since October 2022	Senior Managing Director, State Street Global Advisors (April 2018 – Present); Managing Director, State Street Global Advisors (June 2015– March 2018).	122	State Street ICAV (Director) (2018 – 2022).
†
For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser, which includes series of the SPDR Series Trust, SSGA Active Trust and SPDR Index Shares Funds.
*
Mr. Ross is an Interested Trustee because of his ownership interest in an affiliate of the Adviser. Mr. Ross previously served as an Interested Trustee from November 2005 to December 2009.
**
Ms. Chauhan is an Interested Trustee because of her position with an affiliate of the Adviser.
25

OFFICERS
Name, Address and Year of Birth	Position(s) With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
ANN M. CARPENTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1966	President and Principal Executive Officer; Deputy Treasurer	Term: Unlimited Served: since May 2023 (with respect to President and Principal Executive Officer); Term: Unlimited Served: since February 2016 (with respect to Deputy Treasurer)	Chief Operating Officer, SSGA Funds Management, Inc. (April 2005 - present)*; Managing Director, State Street Global Advisors (April 2005 - present).*
BRUCE S. ROSENBERG SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1961	Treasurer and Principal Financial Officer	Term: Unlimited Served: since February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 - present); Director, Credit Suisse (April 2008 - July 2015).
CHAD C. HALLETT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Deputy Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 - present).
MICHAEL P. RILEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Vice President	Term: Unlimited Served: since February 2005	Managing Director, State Street Global Advisors (2005 - present).*
SEAN O'MALLEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Chief Legal Officer	Term: Unlimited Served: since August 2019	Senior Vice President and Deputy General Counsel, State Street Global Advisors (November 2013 - present).
DAVID URMAN SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1985	Secretary	Term: Unlimited Served: since August 2019
Vice President and Senior Counsel, State Street Global
Advisors (April 2019 - present); Vice President and
Counsel, State Street Global Advisors (August 2015 -
April 2019); Associate, Ropes & Gray LLP (November
2012 - August 2015).

DAVID BARR SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1974	Assistant Secretary	Term: Unlimited Served: since November 2020	Vice President and Senior Counsel, State Street Global Advisors (October 2019 - present); Vice President and Counsel, Eaton Vance Corp. (October 2010 - October 2019).
E. GERARD MAIORANA, JR. SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1971	Assistant Secretary	Term: Unlimited Served: since May 2023	Assistant Vice President, State Street Global Advisors (July 2014 - present).
DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1968	Deputy Treasurer	Term: Unlimited Served: since November 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 - present); Senior Vice President, John Hancock Investments (September 2007 - May 2016).
ARTHUR A. JENSEN SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 1966	Deputy Treasurer	Term: Unlimited Served: since August 2017	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2016 - present); Mutual Funds Controller, GE Asset Management Incorporated (April 2011 - July 2016).
26

Name, Address and Year of Birth	Position(s) With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
DAVID LANCASTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1971	Assistant Treasurer	Term: Unlimited Served: since November 2020	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2017 - present); Assistant Vice President, State Street Bank and Trust Company (November 2011 - July 2017).*
JOHN BETTENCOURT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1976	Assistant Treasurer	Term: Unlimited Served: since May 2022	Vice President, State Street Global Advisors and SSGA Funds Management Inc. (March 2020 – present); Assistant Vice President, State Street Global Advisors (June 2007 – March 2020).
BRIAN HARRIS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1973	Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer	Term: Unlimited Served: since November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 - present).*
*
Served in various capacities and/or with various affiliated entities during the noted time period.
INDIVIDUAL TRUSTEE QUALIFICATIONS
The Board has concluded that each of the Trustees should serve on the Board because of his or her ability to review and understand information about the Funds provided to him or her by management, to identify and request other information he or she may deem relevant to the performance of his or her duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise his or her business judgment in a manner that serves the best interests of each Fund's shareholders. The Board has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.
The Board has concluded that Mr. Verboncoeur should serve as Trustee because of the experience he gained serving as the Chief Executive Officer of a large financial services and investment management company, his knowledge of the financial services industry and his experience serving on the boards of other investment companies. Mr. Verboncoeur was elected to serve as Trustee of the Trust in April 2010.
The Board has concluded that Mr. Churchill should serve as Trustee because of the experience he gained serving as the Head of the Fixed Income Division of one of the nation's leading mutual fund companies and provider of financial services and his knowledge of the financial services industry. Mr. Churchill was elected to serve as Trustee of the Trust in April 2010.
The Board has concluded that Ms. Richer should serve as Trustee because of the experience she gained serving as the Chief Financial Officer of a large financial services and investment management company, her knowledge of the financial services industry and her experience serving on the board of a major educational institution. Ms. Richer was appointed to serve as Trustee of the Trust in July 2018 and elected to serve as Trustee of the Trust in October 2022.
The Board has concluded that Ms. Sponem should serve as Trustee because of the experience she gained serving as the Chief Financial Officer of a large financial services company, her knowledge of the financial services industry and her experience serving on the boards of other investment companies. Ms. Sponem was appointed to serve as Trustee of the Trust in July 2018 and elected to serve as Trustee of the Trust in October 2022.
The Board has concluded that Ms. Clancy should serve as Trustee because of the experience she gained serving as an Executive Vice President of a large financial services company, her knowledge of the financial services industry and her experience serving on the boards of a major educational institution and a charitable foundation. Ms. Clancy was elected to serve as Trustee of the Trust in October 2022.
The Board has concluded that Ms. Rowsell should serve as Trustee because of the experience she gained serving as the President and Chief Financial Officer of a large financial services company, her knowledge of the financial services industry and her experience serving on the boards of a financial services company, a leading association representing regulated investment funds and a charitable foundation. Ms. Clancy was elected to serve as Trustee of the Trust in October 2022.
The Board has concluded that Mr. Ross should serve as Trustee because of the experience he has gained in his various roles with the Adviser, his knowledge of the financial services industry, and the experience he has gained serving as Trustee of the Trust since 2005 (Mr. Ross did not serve as Trustee from December 2009 until April 2010).
27

The Board has concluded that Ms. Chauhan should serve as Trustee because of the experience she has gained in her various roles with an affiliate of the Adviser and her knowledge of the financial services industry. Ms. Chauhan was elected to serve as Trustee of the Trust in October 2022.
In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.
REMUNERATION OF THE TRUSTEES AND OFFICERS
No officer, director or employee of the Adviser, its parent or subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust, SSGA Active Trust and SPDR Index Shares Funds (together with the Trust, the “Trusts”) pay, in the aggregate, each Trustee (other than Ms. Chauhan) an annual fee of $300,000 plus $10,000 per in-person meeting attended and $2,500 for each telephonic or video conference meeting attended.  The Chairman of the Board receives an additional annual fee of $115,000 (prior to January 1, 2023, $75,000) and the Chairman of the Audit Committee receives an additional annual fee of $40,000 (prior to January 1, 2023, $30,000). The Trusts also reimburse each Trustee (other than Ms. Chauhan) for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry seminars and meetings. Trustee fees are allocated between the Trusts and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series.
28

The table below shows the compensation that the Trustees received during the Trust's fiscal year ended June 30, 2023.
Name of Trustee	Aggregate Compensation from the Trust(1)	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex Paid to Trustees(1)
Independent Trustees:
Carl G. Verboncoeur	$375,889	N/A	N/A	$457,500
Dwight D. Churchill	$326,531	N/A	N/A	$397,500
Clare S. Richer	$293,641	N/A	N/A	$357,500
Sandra G. Sponem	$297,757	N/A	N/A	$362,500
Carolyn M. Clancy(2)	$205,493	N/A	N/A	$250,000
Kristi L. Rowsell(3)	$179,653	N/A	N/A	$218,625
Interested Trustees:
James E. Ross	$297,757	N/A	N/A	$362,500
Gunjan Chauhan(4)	N/A	N/A	N/A	N/A
(1)
The Fund Complex includes SPDR Series Trust, SSGA Active Trust and SPDR Index Shares Funds.
(2)
Trustee was elected to the Board as of October 20, 2022. During the fiscal year ended June 30, 2023, Ms. Clancy received $60,433 from the Fund Complex ($50,453 from the Trust) for her service as a consultant to the Independent Trustees of the Board.
(3)
Trustee was elected to the Board as of October 20, 2022. During the fiscal year ended June 30, 2023, Ms. Rowsell received $96,683 from the Fund Complex ($79,779 from the Trust) for her service as a consultant to the Independent Trustees of the Board.
(4)
Not compensated by the Trust due to Ms. Chauhan's position with an affiliate of the Adviser.
STANDING COMMITTEES
Audit Committee: The Board has an Audit Committee consisting of Messrs. Verboncoeur and Churchill and Mses. Clancy, Richer, Rowsell and Sponem, each of whom is an Independent Trustee. Mr. Churchill serves as Chairman. The Audit Committee meets with the Trust's independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust's accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust's independent auditors. The Audit Committee met four (4) times during the fiscal year ended June 30, 2023.
Trustee Committee: The Board has established a Trustee Committee consisting of Messrs. Verboncoeur and Churchill and Mses. Clancy, Richer, Rowsell and Sponem, each of whom is an Independent Trustee. Mr. Verboncoeur serves as Chairman. The responsibilities of the Trustee Committee are to: 1) nominate Independent Trustees; 2) review on a periodic basis the governance structures and procedures of the Funds; 3) review proposed resolutions and conflicts of interest that may arise in the business of the Funds and may have an impact on the investors of the Funds; 4) select any independent counsel of the independent trustees as well as make determinations as to that counsel's independence; 5) review matters that are referred to the Committee by the Chief Legal Officer or other counsel to the Trust; and 6) provide general oversight of the Funds on behalf of the investors of the Funds. The Trustee Committee does not have specific procedures in place with respect to the consideration of nominees recommended by security holders, but may consider such nominees in the event that one is recommended. The Trustee Committee met four (4) times during the fiscal year ended June 30, 2023.
OWNERSHIP OF FUND SHARES
As of December 31, 2022, neither the Independent Trustees nor their immediate family members owned beneficially or of record any securities in the Adviser, Principal Underwriter or any person directly or indirectly controlling, controlled by, or under common control with the Adviser or Principal Underwriter.
29

The following table shows, as of December 31, 2022, the amount of equity securities beneficially owned by the Trustees in the Trust.
Name of Trustee	Fund	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Independent Trustees:
Carl G. Verboncoeur	SPDR S&P Dividend ETF	$10,001 - $50,000	$50,001 - $100,000
	SPDR S&P Kensho New Economies Composite ETF	$10,001 - $50,000
	SPDR S&P 600 Small Cap Value ETF	$10,001 - $50,000
Dwight D. Churchill	SPDR Nuveen Bloomberg High Yield Municipal Bond ETF	Over $100,000	Over $100,000
	SPDR Portfolio Intermediate Term Treasury ETF	Over $100,000
	SPDR Portfolio Short Term Corporate Bond ETF	Over $100,000
	SPDR S&P 500 ESG ETF	Over $100,000
Clare S. Richer	SPDR Portfolio S&P 500 Value ETF	Over $100,000	Over $100,000
	SPDR S&P Kensho New Economies Composite ETF	$50,001 - $100,000
Sandra G. Sponem	SPDR S&P Kensho New Economies Composite ETF	Over $100,000	Over $100,000
Carolyn M. Clancy	SPDR Portfolio S&P 500 Value ETF	Over $100,000	Over $100,000
	SPDR S&P Dividend ETF	$10,001-$50,000
Kristi L. Rowsell	SPDR Bloomberg 1-10 Yr TIPS ETF	$50,001-$100,000	Over $100,000
Interested Trustees:
James E. Ross	SPDR Dow Jones REIT ETF	$10,001 - $50,000	Over $100,000
	SPDR Nuveen Bloomberg High Yield Municipal Bond ETF	$50,001-$100,000
	SPDR Portfolio S&P 400 Mid Cap ETF	$10,001 - $50,000
	SPDR Portfolio S&P 500 ETF	Over $100,000
	SPDR S&P 400 Mid Cap Growth ETF	$50,001 - $100,000
	SPDR S&P 600 Small Cap Growth ETF	$10,001 - $50,000
	SPDR S&P Biotech ETF	$1 - $10,000
Gunjan Chauhan	None	None	None
CODES OF ETHICS
The Trust and the Adviser (which includes applicable reporting personnel of the Distributor) each have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act, which is designed to prevent affiliated persons of the Trust, the Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the Codes of Ethics). Each Code of Ethics permits personnel, subject to that Code of Ethics, to invest in securities for their personal investment accounts, subject to certain limitations, including securities that may be purchased or held by the Funds.
There can be no assurance that the Codes of Ethics will be effective in preventing such activities. Each Code of Ethics, filed as exhibits to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC's website at https://www.sec.gov.
PROXY VOTING POLICIES
The Board has delegated the responsibility to vote proxies on securities held by the Funds to the Adviser for all Funds, subject to certain exceptions. The Board has retained authority to vote proxies for certain bank and bank holding company securities (“Bank Securities”) that may be held by one or more Funds from time to time. The Board has adopted the Institutional Shareholder Services, Inc.'s (“ISS”) benchmark proxy voting policy with respect to voting such Bank Securities' proxies. The Board has retained this authority in order to permit the Adviser to utilize exemptions from limitations arising under the Bank Holding Company Act of 1956, as amended, that might otherwise prevent the Adviser from acquiring Bank Securities on behalf of a Fund. Each of the Trust's and the Adviser's proxy voting policy, and ISS' benchmark proxy voting policy is attached as an appendix to this SAI. Information regarding how a Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available: (1) without charge by calling 1-866-787-2257; (2) on the Funds' website at https://www.ssga.com/spdrs; and (3) on the SEC's website at https://www.sec.gov.
DISCLOSURE OF PORTFOLIO HOLDINGS POLICY
The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board must approve all material amendments to this policy. The Funds' portfolio holdings are publicly disseminated each day a Fund is open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for
30

Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of a Fund. The Trust, the Adviser or State Street will not disseminate non-public information concerning the Trust, except information may be made available prior to its public availability: (i) to a party for a legitimate business purpose related to the day-to-day operations of the Funds, including (a) a service provider, (b) the stock exchanges upon which an ETF is listed, (c) the NSCC, (d) the Depository Trust Company, and (e) financial data/research companies such as Morningstar, Bloomberg L.P., and Reuters, or (ii) to any other party for a legitimate business or regulatory purpose, upon waiver or exception, with the consent of an applicable Trust officer.
Investment Advisory and Other Services
THE INVESTMENT ADVISER
SSGA FM acts as investment adviser to the Trust and, subject to the oversight of the Board, is responsible for the investment management of each Fund. As of June 30, 2023, the Adviser managed approximately $849.53 billion in assets. The Adviser's principal address is One Iron Street, Boston, Massachusetts 02210. The Adviser, a Massachusetts corporation, is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. State Street Global Advisors (“SSGA”), consisting of the Adviser and other investment advisory affiliates of State Street Corporation, is the investment management arm of State Street Corporation.
On behalf of the SPDR MSCI USA Gender Diversity ETF (the “Gender Diversity ETF”), the Adviser and certain of its affiliates intend to make contributions to a charitable organization, which is tax-exempt under section 501(c)(3) of the Internal Revenue Code, developed to provide financial support to third party charitable organizations which seek to enhance gender equity through educational efforts. Charitable contributions from the Adviser and certain of its affiliates will be benchmarked to the assets under management of the Gender Diversity ETF. The charitable organization will seek to make donations to identified charitable organizations that support continuing educational efforts designed to mitigate gender inequality in corporate America, and will aim to engage with other organizations in an effort to increase the amount of philanthropic dollars available for such initiatives.
The charitable organization will not participate in, or have any influence on the day-to-day operations of, the Gender Diversity ETF or the Adviser's management of the Gender Diversity ETF. These contributions are made annually, based on the Fund's average assets during the calendar year, with the Adviser maintaining the option to increase the contribution in its sole discretion. The total amount of contributions made to such charitable organization for the calendar year ended December 31, 2022 was $50,000.
The Adviser serves as investment adviser to each Fund pursuant to an investment advisory agreement (“Investment Advisory Agreement”) between the Trust and the Adviser. The Investment Advisory Agreement, with respect to each Fund, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (1) the Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60 days' notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of a Fund's outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days' notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Under the Investment Advisory Agreement, the Adviser, subject to the oversight of the Board and in conformity with the stated investment policies of each Fund, manages the investment of each Fund's assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund. Pursuant to the Investment Advisory Agreement, the Adviser is not liable for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.
A discussion regarding the basis for the Board's approval of the continuation of the Investment Advisory Agreement regarding the Funds is available in the Trust's Annual Report to Shareholders for the period ended June 30, 2023.
For the services provided to the Funds under the Investment Advisory Agreement, each Fund pays the Adviser monthly fees based on a percentage of each Fund's average daily net assets as set forth in each Fund's Prospectus. From time to time, the Adviser may waive all or a portion of its fee. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse expenses in an amount equal to any acquired fund fees and expenses (excluding holdings in acquired funds for cash management purposes, if any) for each Fund until October 31, 2024. This waiver and/or reimbursement does not provide for the recoupment by the Adviser of any amounts previously waived or reimbursed. The Adviser may continue the waiver and/or reimbursement from year to year, but there is no guarantee that the Adviser will do so and the waiver and/or reimbursement may be cancelled or modified at any time after October 31, 2024. This
31

waiver and/or reimbursement may not be terminated prior to October 31, 2024 except with the approval of the Board. The Adviser pays all expenses of each Fund other than the management fee, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), acquired fund fees and expenses, litigation expenses and other extraordinary expenses.
For the past three fiscal years ended June 30, the Funds paid the following amounts to the Adviser:
Fund	2023	2022	2021
SPDR MSCI USA Climate Paris Aligned ETF(1)	$97,599	$26,531	N/A
SPDR MSCI USA Gender Diversity ETF	$412,399	$523,905	$353,586
SPDR S&P 500 ESG ETF(2)	$646,859	$394,998	$108,893
SPDR S&P SmallCap 600 ESG ETF(3)	$3,646	$1,555	N/A
(1)
The Fund commenced operations on April 21, 2022.
(2)
The Fund commenced operations on July 28, 2020.
(3)
The Fund commenced operations on January 11, 2022.
PORTFOLIO MANAGERS
The Adviser manages the Funds using a team of investment professionals. The professionals primarily responsible for the day-to-day portfolio management of each Fund are:
Portfolio Management Team	Fund
Lisa Hobart, Emiliano Rabinovich and Karl Schneider	SPDR MSCI USA Climate Paris Aligned ETF
Amy Cheng, Kathleen Morgan and Amy Scofield	SPDR MSCI USA Gender Diversity ETF
Emiliano Rabinovich, Karl Schneider and Olga Winner	SPDR S&P 500 ESG ETF
Emiliano Rabinovich and Karl Schneider	SPDR S&P SmallCap 600 ESG ETF
The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.
Other Accounts Managed as of June 30, 2023:
Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)*	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)*	Other Accounts	Assets Managed (billions)*	Total Assets Managed (billions)
Karl Schneider	121	$938.01	365	$754.97	529	$516.38	$2,209.36
Amy Cheng	121	$938.01	365	$754.97	529	$516.38	$2,209.36
Lisa Hobart	121	$938.01	365	$754.97	529	$516.38	$2,209.36
Kathleen Morgan	121	$938.01	365	$754.97	529	$516.38	$2,209.36
Emiliano Rabinovich	121	$938.01	365	$754.97	529	$516.38	$2,209.36
Amy Scofield	121	$938.01	365	$754.97	529	$516.38	$2,209.36
Olga Winner	121	$938.01	365	$754.97	529	$516.38	$2,209.36
*
There are no performance-based fees associated with these accounts.
None of the portfolio managers listed above beneficially owned Shares of the Funds as of June 30, 2023.
Conflicts of Interest. A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager's execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.
Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of a portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the
32

aggregate amount the accounts would ideally allocate to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.
A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees—the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee, as applicable. Another potential conflict may arise when the portfolio manager has a personal investment in one or more accounts that participate in transactions with other accounts. His or her personal investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation. With respect to conflicts arising from personal investments, all employees, including portfolio managers, must comply with personal trading controls established by each of the Adviser's and Trust's Code of Ethics.
SSGA's culture is complemented and reinforced by a total rewards strategy that is based on a pay for performance philosophy which seeks to offer a competitive pay mix of base salary, benefits, cash incentives and deferred compensation.
Salary is based on a number of factors, including external benchmarking data and market trends, and performance both at the business and individual level. SSGA's Global Human Resources department regularly participates in compensation surveys in order to provide SSGA with market-based compensation information that helps support individual pay decisions.
Additionally, subject to State Street and SSGA business results, an incentive pool is allocated to SSGA to reward its employees. The size of the incentive pool for most business units is based on the firm's overall profitability and other factors, including performance against risk-related goals. For most SSGA investment teams, SSGA recognizes and rewards performance by linking annual incentive decisions for investment teams to the firm's or business unit's profitability and business unit investment performance over a multi-year period.
Incentive pool funding for most active investment teams is driven in part by the post-tax investment performance of fund(s) managed by the team versus the return levels of the benchmark index(es) of the fund(s) on a one-, three- and, in some cases, five-year basis. For most active investment teams, a material portion of incentive compensation for senior staff is deferred over a four-year period into the SSGA Long-Term Incentive (“SSGA LTI”) program. For these teams, The SSGA LTI program indexes the performance of these deferred awards against the post-tax investment performance of fund(s) managed by the team. This is intended to align our investment team's compensation with client interests, both through annual incentive compensation awards and through the long-term value of deferred awards in the SSGA LTI program.
For the index equity investment team, incentive pool funding is driven in part by the post-tax 1 and 3-year tracking error of the funds managed by the team against the benchmark indexes of the funds.
The discretionary allocation of the incentive pool to the business units within SSGA is influenced by market-based compensation data, as well as the overall performance of each business unit. Individual compensation decisions are made by the employee's manager, in conjunction with the senior management of the employee's business unit. These decisions are based on the overall performance of the employee and, as mentioned above, on the performance of the firm and business unit. Depending on the job level, a portion of the annual incentive may be awarded in deferred compensation, which may include cash and/or Deferred Stock Awards (State Street stock), which typically vest over a four-year period. This helps to retain staff and further aligns SSGA employees' interests with SSGA clients' and shareholders' long-term interests.
SSGA recognizes and rewards outstanding performance by:
•Promoting employee ownership to connect employees directly to the company's success.
•Using rewards to reinforce mission, vision, values and business strategy.
•Seeking to recognize and preserve the firm's unique culture and team orientation.
•Providing all employees the opportunity to share in the success of SSGA.
33

THE ADMINISTRATOR, SUB-ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT
Administrator: SSGA FM serves as the administrator to each series of the Trust, pursuant to an Administration Agreement dated June 1, 2015 (the “SSGA Administration Agreement”). Pursuant to the SSGA Administration Agreement, SSGA FM is obligated to continuously provide business management services to the Trust and its series and will generally, subject to the general oversight of the Trustees and except as otherwise provided in the SSGA Administration Agreement, manage all of the business and affairs of the Trust.
Sub-Administrator, Custodian and Transfer Agent: State Street serves as the sub-administrator to each series of the Trust, pursuant to a Sub-Administration Agreement dated June 1, 2015 (the “Sub-Administration Agreement”). Under the Sub-Administration Agreement, State Street is obligated to provide certain sub-administrative services to the Trust and its series. State Street is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company, and is affiliated with the Adviser. State Street's mailing address is One Congress Street, Boston, Massachusetts 02114.
State Street also serves as Custodian for the Trust's series pursuant to a custodian agreement (“Custodian Agreement”). As Custodian, State Street holds Fund assets, calculates the net asset value of the Shares and calculates net income and realized capital gains or losses. State Street and the Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.
State Street also serves as Transfer Agent for each series of the Trust pursuant to a transfer agency agreement (“Transfer Agency Agreement”).
Compensation: As compensation for its services provided under the SSGA Administration Agreement, SSGA FM shall receive fees for the services, calculated based on the average aggregate net assets of the Trust and SIS, which are accrued daily and paid monthly out of its management fee.
As compensation for its services under the Sub-Administration Agreement, Custodian Agreement and Transfer Agency Agreement, State Street shall receive a fee for the services, calculated based on the average aggregate net assets of the Trust and SIS, which are accrued daily and paid monthly by the Adviser from its management fee. For each series of the Trust and SIS, an annual minimum fee applies. In addition, State Street shall receive global safekeeping and transaction fees, which are calculated on a per-country basis, in-kind creation (purchase) and redemption transaction fees (as described below) and revenue on certain cash balances. State Street may be reimbursed for its out-of-pocket expenses. The Investment Advisory Agreement provides that the Adviser will pay certain operating expenses of the Trust, including the fees due to State Street under the Custodian Agreement and the Transfer Agency Agreement.
Additional Sub-Administration Services: Also under the Sub-Administration Agreement, State Street receives an annual per Fund fee for certain services required in the preparation (including preparing a schedule of quarterly portfolio investments) and filing of Form N-PORT and Form N-CEN with the SEC (“N-PORT Related Services”). Additionally, State Street receives an annual per Fund fee for services regarding certain liquidity analytics (“Liquidity Risk Measurement Services”) under the Sub-Administration Agreement. N-PORT Related Services and Liquidity Risk Measurement Services fees are paid by the Adviser from its management fee.
SECURITIES LENDING ACTIVITIES
The Trust's Board has approved each Fund's participation in a securities lending program. Under the securities lending program, each Fund has retained State Street to serve as the securities lending agent.
34

For the fiscal year ended June 30, 2023, the income earned by each Fund as well as the fees and/or compensation paid by each Fund (in dollars) pursuant to the Master Amended and Restated Securities Lending Authorization Agreement among SPDR Series Trust, SPDR Index Shares Funds and SSGA Active Trust, each on behalf of its respective series, and State Street (the “Securities Lending Authorization Agreement”) were as follows:
	Gross income earned by the Fund from securities lending activities	Fees and/or compensation paid by the Fund for securities lending activities and related services						Aggregate fees and/or compensation paid by the Fund for securities lending activities and related services	Net income from securities lending activities
		Fees paid to State Street from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	Admini- strative fees not included in a revenue split	Indemnifi- cation fees not included in a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split
SPDR MSCI USA Climate Paris Aligned ETF	$0	$0	$0	$0	$0	$0	$0	$0	$0
SPDR MSCI USA Gender Diversity ETF	$53,443	$2,376	$527	$0	$0	$31,035	$0	$33,937	$19,506
SPDR S&P 500 ESG ETF	$0	$0	$0	$0	$0	$0	$0	$0	$0
SPDR S&P SmallCap 600 ESG ETF	$0	$0	$0	$0	$0	$0	$0	$0	$0
For the fiscal year ended June 30, 2023, State Street, acting as agent of the Funds, provided the following services to the Funds in connection with the Funds' securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) causing the delivery of loaned securities from a Fund to borrowers; (iii) monitoring the value of loaned securities, the value of collateral received, and other lending parameters; (iv) seeking additional collateral, as necessary, from borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Funds; (vi) returning collateral to borrowers; (vii) facilitating substitute dividend, interest, and other distribution payments to the Funds from borrowers; (viii) negotiating the terms of each loan of securities, including but not limited to the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements of the Funds' Securities Lending Authorization Agreement; (ix) selecting securities, including amounts (percentages), to be loaned; (x) recordkeeping and accounting services; and (xi) arranging for return of loaned securities to a Fund in accordance with the terms of the Securities Lending Authorization Agreement.
THE DISTRIBUTOR
State Street Global Advisors Funds Distributors, LLC is the principal underwriter and Distributor of Shares. Its principal address is One Iron Street, Boston, Massachusetts 02210. Investor information can be obtained by calling 1-866-787-2257. The Distributor has entered into a distribution agreement (“Distribution Agreement”) with the Trust pursuant to which it distributes Shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under “PURCHASE AND REDEMPTION OF CREATION UNITS.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust. An affiliate of the Distributor may assist Authorized Participants (as defined below) in assembling shares to purchase Creation Units or upon redemption, for which it may receive commissions or other fees from such Authorized Participants. An affiliate of the Distributor also receives compensation from State Street for providing on-line creation and redemption functionality to Authorized Participants through its Fund Connect application.
35

The Adviser or Distributor, or an affiliate of the Adviser or Distributor, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange-traded products, including the SPDR funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems.
In addition, as of the date of this SAI, the Adviser and/or Distributor had arrangements whereby they may make payments, other than for the educational programs and marketing activities described above, to Pershing LLC (“Pershing”), RBC Capital Markets, LLC (“RBC”), LPL Financial, LLC (“LPL”), and Morgan Stanley Wealth Management, LLC. These amounts, which may be significant, are paid by the Adviser and/or Distributor from their own resources and not from Fund assets. Pursuant to these arrangements, Pershing, RBC and LPL have agreed to offer certain SPDR funds to their customers and not to charge certain of their customers any commissions when those customers purchase or sell shares of certain SPDR funds. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker dealer or intermediary and its clients.
In addition, the Adviser or Distributor, or an affiliate of the Adviser or Distributor, as well as an index provider that is not affiliated with the Adviser or Distributor, may reimburse expenses or make payments from their own assets to other persons in consideration of services, provision of data, or other activities that they believe may benefit the SPDR business or facilitate investment in SPDR funds.
The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, as to a Fund: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days' written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The continuation of the Distribution Agreement and any other related agreements is subject to annual approval of the Board, including by a majority of the Independent Trustees, as described above.
The allocation among the Trust's series of fees and expenses payable under the Distribution Agreement will be made pro rata in accordance with the daily net assets of the respective series.
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit aggregations of Shares. Such Soliciting Dealers may also be Participating Parties (as defined in the “Book Entry Only System” section below) and/or DTC Participants (as defined below).
Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor, and may indemnify Soliciting Dealers and Authorized Participants (as described below) entering into agreements with the Distributor, for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Distribution Agreement or other agreement, as applicable.
Brokerage Transactions
All portfolio transactions are placed on behalf of the Funds by the Adviser. Purchases and sales of securities on a securities exchange are affected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over-the-counter orders (e.g., fixed income securities) because the Funds pay a spread which is included in the cost of the security and represents the difference between the dealer's quoted price at which it is willing to sell the security and the dealer's quoted price at which it is willing to buy the security. When a Fund executes an over-the-counter order with an electronic communications network or an alternative trading system, a commission is charged by such electronic communications networks and alternative trading systems as they execute such orders on an agency basis. Securities may be purchased from underwriters at prices that include underwriting fees.
In placing a portfolio transaction, the Adviser seeks to achieve best execution. The Adviser's duty to seek best execution requires the Adviser to take reasonable steps to obtain for the client as favorable an overall result as possible for Fund portfolio transactions under the circumstances, taking into account various factors that are relevant to the particular transaction.
The Adviser refers to and selects from the list of approved trading counterparties maintained by the Adviser's Credit Risk Management team. In selecting a trading counterparty for a particular trade, the Adviser seeks to weigh relevant factors including, but not limited to the following:
•Prompt and reliable execution;
•The competitiveness of commission rates and spreads, if applicable;
•The financial strength, stability and/or reputation of the trading counterparty;
36

•The willingness and ability of the executing trading counterparty to execute transactions (and commit capital) of size in liquid and illiquid markets without disrupting the market for the security;
•Local laws, regulations or restrictions;
•The ability of the trading counterparty to maintain confidentiality;
•The availability and capability of execution venues, including electronic communications networks for trading and execution management systems made available to Adviser;
•Market share;
•Liquidity;
•Price;
•Execution related costs;
•History of execution of orders;
•Likelihood of execution and settlement;
•Order size and nature;
•Clearance and settlement capabilities, especially in high volatility market environments;
•Availability of lendable securities;
•Sophistication of the trading counterparty's trading capabilities and infrastructure/facilities;
•The operational efficiency with which transactions are processed and cleared, taking into account the order size and complexity;
•Speed and responsiveness to the Adviser;
•Access to secondary markets;
•Counterparty exposure; and
•Depending upon the circumstances, the Adviser may take other relevant factors into account if the Adviser believes that these are important in taking all sufficient steps to obtain the best possible result for execution of the order.
In selecting a trading counterparty, the price of the transaction and costs related to the execution of the transaction typically merit a high relative importance, depending on the circumstances. The Adviser does not necessarily select a trading counterparty based upon price and costs but may take other relevant factors into account if it believes that these are important in taking reasonable steps to obtain the best possible result for a Fund under the circumstances. Consequently, the Adviser may cause a client to pay a trading counterparty more than another trading counterparty might have charged for the same transaction in recognition of the value and quality of the brokerage services provided. The following matters may influence the relative importance that the Adviser places upon the relevant factors:
(i)
The nature and characteristics of the order or transaction. For example, size of order, market impact of order, limits, or other instructions relating to the order;
(ii)
The characteristics of the financial instrument(s) or other assets which are the subject of that order. For example, whether the order pertains to an equity, fixed income, derivative or convertible instrument;
(iii)
The characteristics of the execution venues to which that order can be directed, if relevant. For example, availability and capabilities of electronic trading systems;
(iv)
Whether the transaction is a ‘delivery versus payment' or ‘over-the-counter' transaction. The creditworthiness of the trading counterparty, the amount of existing exposure to a trading counterparty and trading counterparty settlement capabilities may be given a higher relative importance in the case of ‘over-the-counter' transactions; and/or
(v)
Any other circumstances that the Adviser believes are relevant at the time.
The process by which trading counterparties are selected to effect transactions is designed to exclude consideration of the sales efforts conducted by broker-dealers in relation to the Funds.
The Adviser does not currently use the Funds' assets in connection with third-party soft dollar arrangements. While the Adviser does not currently use “soft” or commission dollars paid by the Funds for the purchase of third-party research, the Adviser reserves the right to do so in the future.
37

The table below shows the aggregate dollar amount of brokerage commissions paid by the Funds for the past three fiscal years ended June 30. None of the brokerage commissions paid were paid to affiliated brokers. Brokerage commissions paid by a Fund may be substantially different from year to year for multiple reasons, including market volatility, the demand for a particular Fund, or increases or decreases in trading volume.
Fund	2023	2022	2021
SPDR MSCI USA Climate Paris Aligned ETF(1)	$1,202	$373	N/A
SPDR MSCI USA Gender Diversity ETF	$43,723	$16,268	$8,737
SPDR S&P 500 ESG ETF(2)	$9,581	$3,289	$2,427
SPDR S&P SmallCap 600 ESG ETF(3)	$232	$143	N/A
(1)
The Fund commenced operations on April 21, 2022.
(2)
The Fund commenced operations on July 28, 2020.
(3)
The Fund commenced operations on January 11, 2022.
Securities of “Regular Broker-Dealers”: The Trust is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust's shares.
The Trust's holdings in Securities of Regular Broker-Dealers as of June 30, 2023:
J.P. Morgan Securities LLC	$762,304,001
BofA Securities, Inc.	$497,352,020
Morgan Stanley & Co. LLC	$275,425,249
Citigroup Global Markets Inc.	$255,451,098
Goldman Sachs & Co. LLC	$186,802,589
Wells Fargo Securities, LLC	$44,140,345
Piper Sandler & Co.	$9,620,046
Virtu Americas LLC	$2,853,706
Santander Securities LLC	$1,274,430
BNP Paribas Securities Corp.	$1,131,679
Portfolio Turnover: Portfolio turnover may vary from year to year, as well as within a year. The Funds may experience higher portfolio turnover when migrating to a different benchmark index. High turnover rates are likely to result in comparatively greater brokerage expenses or transaction costs. The overall reasonableness of brokerage commissions and transaction costs is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions and transaction costs paid by other institutional investors for comparable services.
Book Entry Only System
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “ADDITIONAL PURCHASE AND SALE INFORMATION.”
The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.
DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only
38

through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust, either directly or through a third party service, shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust, either directly or through a third party service, shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant and/or third party service a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.
Control Persons and Principal Holders of Securities
Although the Funds do not have information concerning their beneficial ownership held in the names of DTC Participants, as of October 13, 2023, the names, addresses and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding Shares of the Funds were as follows:
Fund	Name and Address	% Ownership
SPDR MSCI USA CLIMATE PARIS ALIGNED ETF	State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	97.42%
SPDR MSCI USA GENDER DIVERSITY ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	20.87%
	National Financial Services Corporation 499 Washington Blvd Jersey City, NJ 07310	12.28%
	Morgan Stanley Smith Barney LLC 522 5th Avenue New York, NY 10036	8.95%
	The Bank of New York Mellon 240 Greenwich Street, 13FL East New York, NY 10286	8.56%
39

Fund	Name and Address	% Ownership
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	7.02%
	Edward D. Jones & Co. 12555 Manchester Road St. Louis, MO 63131	5.26%
	Merrill Lynch, Pierce, Fenner & Smith Incorporated 1400 Merrill Lynch Drive Pennington, NJ 08534	5.18%
	APEX Clearing Corporation One Dallas Center 350 N. St. Paul, Suite 1300 Dallas, TX 75201	5.05%
SPDR S&P 500 ESG ETF	Citibank, N.A./S.D. Indeval Institucion Para El Deposito De Valores 390 Greenwich Street, 3rd Floor New York, NY 10003	33.20%
	Citibank, N.A. 390 Greenwich Street, 3rd Floor New York, NY 10003	23.24%
	BNP Paribas 735 Chestbrook Blvd., 2nd Floor Wayne, PA 19087	11.64%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	7.66%
	The Bank of New York Mellon 240 Greenwich Street, 13FL East New York, NY 10286	5.08%
SPDR S&P SMALLCAP 600 ESG ETF	BOFA Securities, Inc. /Safekeeping One Bryant Park New York, NY 10036	56.93%
	BofA Securities, Inc. One Bryant Park New York, NY 10036	17.56%
	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	16.88%
An Authorized Participant (as defined below) may hold of record more than 25% of the outstanding Shares of a Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of a Fund, may be affiliated with an index provider, may be deemed to have control of the applicable Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or another affiliate of State Street (the “Agent”) power to vote or abstain from voting such Authorized Participant's beneficially or legally owned Shares of a Fund. In such cases, the Agent shall mirror vote (or abstain from voting) such Shares in the same proportion as all other beneficial owners of the Fund.
40

As of October 13, 2023, to the knowledge of the Trust, the following persons held of record or beneficially through one or more accounts 25% or more of the outstanding Shares of the Funds.
Fund	Name and Address	% Ownership
SPDR MSCI USA CLIMATE PARIS ALIGNED ETF	State Street Bank & Trust Company 1776 Heritage Drive North Quincy, MA 02171	97.42%
SPDR S&P 500 ESG ETF	Citibank, N.A./S.D. Indeval Institucion Para El Deposito De Valores 390 Greenwich Street, 3rd Floor New York, NY 10003	33.20%
SPDR S&P SMALLCAP 600 ESG ETF	BOFA Securities, Inc. /Safekeeping One Bryant Park New York, NY 10036	56.93%
The Trustees and Officers of the Trust, as a group, own less than 1% of the Trust's voting securities as of the date of this SAI.
Purchase and Redemption of Creation Units
Each Fund issues and redeems its Shares on a continuous basis, at net asset value, only in a large specified number of Shares called a “Creation Unit.” The value of each Fund is determined once each business day, as described under “Determination of Net Asset Value.” The Creation Unit size for a Fund may change. Authorized Participants (as defined below) will be notified of such change. The principal consideration for creations and redemptions for the Funds are set forth in the table below:
Fund	Creation*	Redemption*
SPDR MSCI USA Climate Paris Aligned ETF	In-Kind	In-Kind
SPDR MSCI USA Gender Diversity ETF	In-Kind	In-Kind
SPDR S&P 500 ESG ETF	In-Kind	In-Kind
SPDR S&P SmallCap 600 ESG ETF	In-Kind	In-Kind
*
May be revised at any time without notice.
PURCHASE (CREATION)
The Trust issues and sells Shares of each Fund only: in Creation Units on a continuous basis through the Principal Underwriter, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day (as defined below), in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). A “Business Day” with respect to a Fund is, generally, any day on which the NYSE is open for business.
FUND DEPOSIT
The consideration for purchase of a Creation Unit of a Fund generally consists of either (i) the Deposit Securities and the Cash Component (defined below), computed as described below or (ii) the cash value of the Deposit Securities and “Cash Component,” computed as described below. When accepting purchases of Creation Units for cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.
Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The “Cash Component” which may include a Dividend Equivalent Payment, is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. The “Dividend Equivalent Payment” enables a Fund to make a complete distribution of dividends on the day preceding the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of the Fund (“Dividend Securities”) with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Dividend Securities had been held by the Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the day preceding the next ex-dividend date. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash
41

Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).
The Custodian, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current standard Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such standard Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.
The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for a Fund may be changed from time to time with a view to the investment objective of the Fund. Information regarding the Fund Deposit necessary for the purchase of a Creation Unit is made available to Authorized Participants and other market participants seeking to transact in Creation Unit aggregations.
As noted above, the Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or (v) in certain other situations (collectively, “non-standard orders”). The Trust also reserves the right to: (i) permit or require the substitution of Deposit Securities in lieu of Deposit Cash; and (ii) include or remove Deposit Securities from the basket in anticipation of portfolio changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject Index being tracked by the relevant Fund or resulting from certain corporate actions.
PROCEDURES FOR PURCHASE OF CREATION UNITS
To be eligible to place orders with the Principal Underwriter, as facilitated via the Transfer Agent, to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “BOOK ENTRY ONLY SYSTEM”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Principal Underwriter and the Transfer Agent, and that has been accepted by the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below) and any other applicable fees, taxes and additional variable charge.
All orders to purchase Shares directly from a Fund, including non-standard orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or the applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”
An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.
On days when the Exchange or the bond markets close earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund's investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order by the cut-off time. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.
42

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities), or through DTC (for corporate securities and municipal securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of a Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of a Fund or its agents by no later than the Settlement Date. The “Settlement Date” for a Fund is generally the second Business Day (“T+2”) after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.
The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.
ISSUANCE OF A CREATION UNIT
Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Principal Underwriter and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.
In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Creation Unit may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a general non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Trust may use such Additional Cash Deposit to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Principal Underwriter plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee as set forth below under “Creation Transaction Fees” will be charged in all cases and an additional variable charge may also be applied. The delivery of Creation Units so created generally will occur no later than the Settlement Date.
ACCEPTANCE OF ORDERS OF CREATION UNITS
The Trust reserves the right to reject an order for Creation Units transmitted in respect of a Fund at its discretion, including, without limitation, if (a) the order is not in proper form or the Deposit Securities delivered do not consist of the securities that the Custodian specified; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund;
43

(d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent, the Distributor and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Principal Underwriter, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Trust or its agents shall communicate to the Authorized Participant its rejection of an order. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter shall not be liable for the rejection of any purchase order for Creation Units. Given the importance of the ongoing issuance of Creation Units to maintaining a market price that is at or close to the underlying net asset value of the Fund, the Trust does not intend to suspend acceptance of orders for Creation Units.
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.
REDEMPTION
Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
With respect to each Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of securities designated by the Fund that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Redemption Securities”). Redemption Securities received on redemption may not be identical to Deposit Securities. The identity and number of shares of the Redemption Securities or the Cash Redemption Amount (defined below) may be changed from time to time with a view to the investment objective of a Fund.
Redemption proceeds for a Creation Unit are paid either in-kind or in cash or a combination thereof, as determined by the Trust. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Redemption Securities plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Redemption Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee and any applicable additional variable charge as set forth below. In the event that the Redemption Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust's discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Redemption Securities.
PROCEDURES FOR REDEMPTION OF CREATION UNITS
After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Redemption Securities and the Cash Redemption Amount to the Authorized Participant by the Settlement Date. With respect to in-kind redemptions of a Fund, the calculation of the value of the Redemption Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under “Determination of Net Asset Value”, computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Principal Underwriter by a DTC Participant by the specified time on the Order Placement Date, and the requisite number of Shares of a Fund are delivered to the Custodian prior to 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the value of the Redemption Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Order Placement Date. If the requisite number of Shares of the Fund are not delivered by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, the Fund will not release the underlying securities for delivery unless collateral is posted in such percentage amount of missing Shares as set forth in the Participant Agreement (marked to market daily).
44

With respect to in-kind redemptions of a Fund, in connection with taking delivery of shares of Redemption Securities upon redemption of Creation Units, an Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Redemption Securities are customarily traded (or such other arrangements as allowed by the Trust or its agents), to which account such Redemption Securities will be delivered. Deliveries of redemption proceeds generally will be made within two Business Days of the trade date. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than two Business Days, after the day on which the redemption request is received in proper form. If the Authorized Participant has not made appropriate arrangements to take delivery of the Redemption Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the Authorized Participant will be required to receive its redemption proceeds in cash.
If it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Redemption Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Redemption Securities but does not differ in net asset value.
An Authorized Participant submitting a redemption request is deemed to represent to the Trust that, as of the close of the Business Day on which the redemption request was submitted, it (or its client) will own (within the meaning of Rule 200 of Regulation SHO) or has arranged to borrow for delivery to the Trust on or prior to the Settlement Date of the redemption request, the requisite number of Shares of the relevant Fund to be redeemed as a Creation Unit. In either case, the Authorized Participant is deemed to acknowledge that: (i) it (or its client) has full legal authority and legal right to tender for redemption the requisite number of Shares of the applicable Fund and to receive the entire proceeds of the redemption; and (ii) if such Shares submitted for redemption have been loaned or pledged to another party or are the subject of a repurchase agreement, securities lending agreement or any other arrangement affecting legal or beneficial ownership of such Shares being tendered, there are no restrictions precluding the tender and delivery of such Shares (including borrowed shares, if any) for redemption, free and clear of liens, on the redemption Settlement Date. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.
Redemptions of Shares for Redemption Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Redemption Securities upon redemptions or could not do so without first registering the Redemption Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Redemption Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Redemption Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Redemption Securities.
The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
REQUIRED EARLY ACCEPTANCE OF ORDERS
Notwithstanding the foregoing, as described in the Participant Agreement and/or applicable order form, certain series of the Trust may require orders to be placed prior to the trade date, as described in the Participant Agreement or the applicable order form, in order to receive the trade date's net asset value. The cut-off time to receive the trade date's net asset value will not precede the calculation of the net asset value of a Fund's shares on the prior Business Day. Orders to
45

purchase Shares of such Funds that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) that the equity markets in the relevant foreign market are closed may not be accepted. Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular Business Day, as described in the Participant Agreement and the applicable order form.
CREATION AND REDEMPTION TRANSACTION FEES
A transaction fee, as set forth in the table below, is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. A Fund may adjust the transaction fee from time to time. An additional charge or a variable charge (discussed below) will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Redemption Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.
Creation and Redemption Transaction Fees:
Fund	Transaction Fee*, **	Maximum Transaction Fee*, **
SPDR MSCI USA Climate Paris Aligned ETF	$250	$1,000
SPDR MSCI USA Gender Diversity ETF	$750	$3,000
SPDR S&P 500 ESG ETF	$500	$2,000
SPDR S&P SmallCap 600 ESG ETF	$300	$1,200
*
From time to time, a Fund may waive all or a portion of its applicable transaction fee(s). An additional charge of up to three (3) times the standard transaction fee may be charged to the extent a transaction is outside of the clearing process.
**
In addition to the transaction fees listed above, the Funds may charge an additional variable fee for creations and redemptions in cash to offset brokerage and impact expenses associated with the cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and the Adviser's view of current market conditions; however, the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by a Fund with respect to that transaction.
Determination of Net Asset Value
The following information supplements and should be read in conjunction with the sections in the Prospectus entitled “PURCHASE AND SALE INFORMATION” and “ADDITIONAL PURCHASE AND SALE INFORMATION.”
NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is calculated by State Street and determined once daily as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open. Creation/redemption order cut-off times may be earlier on any day that the Securities Industry and Financial Markets Association (or applicable exchange or market on which a Fund's investments are traded) announces an early closing time. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at market rates on the date of valuation (generally as of 4:00 p.m. London time) as quoted by one or more sources.
In calculating a Fund's net asset value per Share, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). Each Fund relies on a third-party service provider for assistance with the daily calculation of the Fund's NAV. The third-party service provider, in turn, relies on other parties for certain pricing data and other inputs used in the calculation of the Fund's NAV. Therefore, each Fund is subject to certain operational risks associated with reliance on its service provider and that service provider's sources of pricing and other data. NAV calculation may be adversely affected by operational risks arising from factors such as errors or failures in systems and technology. Such errors or failures may result in inaccurately calculated NAVs, delays in the calculation of NAVs and/or the inability to calculate NAV over extended time periods. A Fund may be unable to recover any losses associated with such failures. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. Each Fund may use various pricing services, or discontinue the use of any pricing service. Fixed-income assets are generally valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange, and generally 4:00 p.m. EST for U.S. fixed-income assets. Fixed-income assets are generally valued at the mean of the bid and ask prices for bank loans and inflation protected securities, and at the bid price for all other fixed-income assets.
46

Pursuant to Board approved valuation procedures, the Board has designated the Adviser as the valuation designee for each Fund. These procedures address, among other things, (i) determining (a) when market quotations are not readily available or reliable and (b) the methodologies to be used for determining the fair value of investments, and (ii) the use and oversight of third-party pricing services for fair valuation. The Adviser is responsible for periodically reviewing the procedures, and the selected methodologies used, for their continuing appropriateness and accuracy, and making any changes or adjustments to the procedures and methodologies as appropriate.
In the event that current market valuations are not readily available or are deemed unreliable, the Trust's procedures require the Adviser to determine a security's fair value. In determining a fair value, the Adviser may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates, market indices, and prices from a Fund's index provider).
In these cases, a Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices. The fair value of a portfolio instrument is generally the price which a Fund might reasonably expect to receive upon its current sale in an orderly market between market participants. Ascertaining fair value requires a determination of the amount that an arm's-length buyer, under the circumstances, would currently pay for the portfolio instrument. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund's net asset value and the prices used by the Index. This may result in a difference between a Fund's performance and the performance of the Index.
Dividends and Distributions
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “DISTRIBUTIONS.”
GENERAL POLICIES
Dividends from net investment income, if any, are generally declared and paid quarterly by the SPDR MSCI USA Climate Paris Aligned ETF, SPDR MSCI USA Gender Diversity ETF, SPDR S&P 500 ESG ETF, and SPDR S&P SmallCap 600 ESG ETF, but may vary significantly from period to period. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for a Fund to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.
Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.
Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve a Fund's eligibility for treatment as a RIC under the Internal Revenue Code or to avoid imposition of income or excise taxes at the Fund level.
DIVIDEND REINVESTMENT
Broker dealers, at their own discretion, may offer a dividend reinvestment service under which Shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding any dividend reinvestment service offered by such broker dealer.
Taxes
The following is a summary of certain federal income tax considerations generally affecting the Funds and their shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.
The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
The following information should be read in conjunction with the section in the Prospectus entitled “ADDITIONAL TAX INFORMATION.”
47

TAXATION OF THE FUNDS
Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one series of the Trust do not offset gains in any other series of the Trust and the requirements (other than certain organizational requirements) for qualifying for treatment as a RIC are determined at the Fund level rather than at the Trust level. Each Fund has elected or will elect and intends to qualify each year to be treated as a separate RIC under Subchapter M of the Internal Revenue Code. As such, each Fund should not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to qualify for treatment as a RIC, a Fund must distribute annually to its shareholders at least the sum of 90% of its taxable net investment income (generally including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of a Fund's taxable year, its assets must be diversified so that (a) at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers that it controls and that are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).
If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, a Fund may be required to dispose of certain assets. If these relief provisions were not available to a Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the applicable corporate rate without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, subject to the dividends-received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by noncorporate shareholders. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If a Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders.
As discussed more fully below, each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year.
If a Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. A Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. If a Fund failed to satisfy the Distribution Requirement for any taxable year, it would be taxed as a regular corporation, with consequences generally similar to those described in the preceding paragraph.
A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year, subject to an increase for any shortfall in the prior year's distribution. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.
48

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC's net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, each Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Funds may not carry forward any losses other than net capital losses.
TAXATION OF SHAREHOLDERS—DISTRIBUTIONS
Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). Each Fund will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends-received deduction, and the portion of dividends which may qualify for treatment as qualified dividend income.
Subject to certain limitations, dividends reported by a Fund as qualified dividend income will be taxable to noncorporate shareholders at reduced rates. Dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income includes, in general, subject to certain holding period requirements and other requirements, dividend income from certain U.S. and foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States and other foreign corporations if the stock with respect to which the dividends are paid is tradable on an established securities market in the United States. A dividend generally will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the stock on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the stock becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, for more than 90 days during the 181-day period beginning 90 days before such date, (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code. The holding period requirements described in this paragraph apply to the shareholders' investments in the Funds and to the Funds' investments in underlying dividend-paying stocks. Dividends treated as received by a Fund from a REIT or another RIC may be treated as qualified dividend income generally only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or RIC. It is expected that any dividends received by a Fund from a REIT and distributed by that Fund to a shareholder generally will be taxable to the shareholder as ordinary income. Additionally, income derived in connection with a Fund's securities lending activities will, in general, not be treated as qualified dividend income. If 95% or more of a Fund's gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, that Fund may report all distributions of such income as qualified dividend income.
Certain dividends received by a Fund from U.S. corporations (generally, dividends received by a Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) when distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction generally available to corporations under the Internal Revenue Code. Dividends received by a Fund from REITs will not be eligible for that deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends-received deduction with respect to those Shares. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its Shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the Shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.
Distributions from a Fund's net short-term capital gains will generally be taxable to shareholders as ordinary income. Distributions from a Fund's net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Long-term capital gains are generally taxed to noncorporate shareholders at reduced rates. Certain capital gain dividends attributable to dividends a Fund receives from REITs may be taxable to noncorporate shareholders at a rate other than the reduced rates generally applicable to long-term capital gains.
49

Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.
If a Fund's distributions exceed its earnings and profits, all or a portion of the distributions made in the taxable year may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder's basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder's Shares.
Under Section 163(j) of the Code, a taxpayer's business interest expense is generally deductible to the extent of its business interest income plus certain other amounts. If a Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. The Fund's “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, a Fund's shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of Shares and must not have hedged its position in Shares in certain ways.
Distributions that are reinvested in additional Shares through the means of a dividend reinvestment service, if offered by your broker-dealer, will nevertheless be taxable dividends to the same extent as if such dividends had been received in cash.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares) are generally taken into account in computing a shareholder's net investment income.
Distributions of ordinary income and capital gains may also be subject to foreign, state and local taxes depending on a shareholder's circumstances.
TAXATION OF SHAREHOLDERS – SALE OF SHARES
In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A sale of Shares held for a period of one year or less at the time of such sale will, for tax purposes, generally result in short-term capital gains or losses, and a sale of those held for more than one year will generally result in long-term capital gains or losses. Long-term capital gains are generally taxed to noncorporate shareholders at reduced rates.
Gain or loss on the sale of Shares is measured by the difference between the amount received and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Shares.
A loss realized on a sale of Shares may be disallowed if substantially identical Shares are acquired (whether through the reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains).
COST BASIS REPORTING
The cost basis of Shares acquired by purchase will generally be based on the amount paid for the Shares and then may be subsequently adjusted for other applicable transactions as required by the Internal Revenue Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
50

TAXATION OF FUND INVESTMENTS
Dividends and interest received by a Fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Funds do not expect to satisfy the requirements for passing through to its shareholders any share of any foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own returns.
Certain of the Funds' investments may be subject to complex provisions of the Internal Revenue Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the character of gains and losses realized by a Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions to its shareholders in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Funds intend to monitor their transactions, intend to make appropriate tax elections, and intend to make appropriate entries in their books and records in order to mitigate the effect of these rules and preserve the Funds' qualification for treatment as RICs.
Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that certain net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the Qualifying Income Requirement.
For tax years beginning after December 31, 2017 and before January 1, 2026, a noncorporate taxpayer is generally eligible for a deduction of up to 20% of the taxpayer's “qualified REIT dividends.” If a Fund receives dividends (other than capital gain dividends) in respect of U.S. REIT shares, the Fund may report its own dividends as eligible for the 20% deduction, to the extent the Fund's income is derived from such qualified REIT dividends, as reduced by allocable Fund expenses. In order for a Fund's dividends to be eligible for this deduction when received by a noncorporate shareholder, the Fund must meet certain holding period requirements with respect to the U.S. REIT shares on which the Fund received the eligible dividends, and the noncorporate shareholder must meet certain holding period requirements with respect to the Shares.
TAX-EXEMPT SHAREHOLDERS
Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, a Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in a Fund where, for example, (i) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or (ii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing a Fund from holding investments in REITs that hold residual interests in REMICs, and a Fund may do so. The Internal Revenue Service (the “IRS”) has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.
Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Shares (among other categories of income), are generally taken into account in computing a shareholder's net investment income.
FOREIGN SHAREHOLDERS
Dividends, other than capital gains dividends, “short-term capital gain dividends” and “interest-related dividends” (described below), paid by a Fund to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law to the extent derived from investment income and short-term capital gain or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and the proper withholding form(s) to be submitted to a Fund. A non-U.S. shareholder who fails to provide an appropriate IRS Form W-8 may be subject to backup withholding at the appropriate rate.
51

Dividends reported by a Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund's “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund's “qualified short-term gain,” are generally exempt from this 30% withholding tax. “Qualified net interest income” is a Fund's net income derived from U.S. source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of a Fund's net short-term capital gain for the taxable year over its net long-term capital loss, if any. In the case of Shares held through an intermediary, the intermediary may withhold even if a Fund reports the payment as an interest-related dividend or as a short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Unless certain non-U.S. entities that hold Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
Non-U.S. persons are subject to U.S. tax on disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is sometimes referred to as “FIRPTA gain”. The Internal Revenue Code provides a look-through rule for distributions of “FIRPTA gain” if certain requirements are met. If the look-through rule applies, certain distributions attributable to income treated as received by a Fund from REITs may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding taxes, and requiring non-U.S. investors to file nonresident U.S. income tax returns. Also, FIRPTA gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is treated as a corporation for federal income tax purposes. Under certain circumstances, Shares may qualify as USRPIs, which could result in 15% withholding on certain distributions and gross redemption proceeds paid to certain non-U.S. investors.
BACKUP WITHHOLDING
A Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.
CREATION UNITS
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger's aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Any gain or loss realized upon a creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the Shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held for more than one year, and otherwise, will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six (6) months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).
A Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in any deposit securities different from the market value of such securities on the date of deposit. A Fund also has the right to require information necessary to determine beneficial
52

Share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.
If a Fund redeems Creation Units in cash, it may bear additional costs and recognize more capital gains than it would if it redeems Creation Units in kind.
Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.
CERTAIN POTENTIAL TAX REPORTING REQUIREMENTS
Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including significant penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
Capital Stock and Other Securities
Each Fund issues Shares of beneficial interest, par value $.01 per Share. The Board may designate additional funds.
Each Share issued by the Trust has a pro rata interest in the assets of the corresponding series of the Trust. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to each Fund, and in the net distributable assets of each Fund on liquidation.
Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust (“Funds”) vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other Funds, that fund will vote separately on such matter. Under Massachusetts law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust (regardless of the fund) have noncumulative voting rights for the election of Trustees. Under Massachusetts law, Trustees of the Trust may be removed by vote of the shareholders.
Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of each Fund's assets and operations, the risk to shareholders of personal liability is believed to be remote.
Shareholder inquiries may be made by writing to the Trust, c/o the Distributor, State Street Global Advisors Funds Distributors, LLC at One Iron Street, Boston, Massachusetts 02210.
Counsel and Independent Registered Public Accounting Firm
Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as counsel to the Trust. Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116, serves as the independent registered public accounting firm of the Trust. Ernst & Young LLP performs annual audits of the Funds' financial statements and provides other audit, tax and related services.
53

Local Market Holiday Schedules
The Trust generally intends to effect deliveries of portfolio securities on a basis of “T” plus two Business Days (i.e., days on which the NYSE is open) in the relevant foreign market of a Fund. The ability of the Trust to effect in-kind redemptions within two Business Days of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays on the relevant Business Days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in the United States, the redemption settlement cycle may be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within two Business Days.
The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with local market holiday schedules, may require a delivery process longer than the standard settlement period. In certain circumstances during the calendar year, the settlement period may be greater than seven calendar days.
Financial Statements
The financial statements and financial highlights of the Funds that were operating during the year ended June 30, 2023, along with the Report of Ernst & Young LLP, the Trust's Independent Registered Public Accounting Firm, included in the Trust's Annual Reports to Shareholders on Form N-CSR under the 1940 Act, are incorporated by reference into this Statement of Additional Information.
54

Appendix A
SPDR® Series Trust
SPDR® Index Shares Funds
SSGA Active Trust
(each, a “Trust” or “Fund,” and, collectively, the “Trusts” or “Funds”)
PROXY VOTING POLICY AND PROCEDURES
The Board of Trustees of the Trusts has adopted the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Trusts' investment portfolios.
1.
Proxy Voting Policy
The policy of each Trust is to delegate the responsibility for voting proxies relating to portfolio securities held by the Trusts to SSGA Funds Management, Inc., the Trusts' investment adviser (the “Adviser”), subject to the Trustees' continuing oversight.
2.
Fiduciary Duty
The right to vote proxies with respect to portfolio securities held by each Trust is an asset of the Trusts. The Adviser acts as a fiduciary of the Trusts and must vote proxies in a manner consistent with the best interest of the Trusts and its shareholders.
3.
Proxy Voting Procedures
A.
At least annually, the Adviser shall present to the Board of Trustees (the “Board”) its policies, procedures and other guidelines for voting proxies (“Policy”) and the Policy of any Sub-adviser (defined below) to which proxy voting authority has been delegated (see Section 9 below). In addition, the Adviser shall notify the Board of material changes to its Policy or the Policy of any Sub-adviser promptly and no later than the next regular meeting of the Board after such amendment is implemented.
B.
At least annually, the Adviser shall present to the Board its policy for managing the conflicts of interests that may arise through the Adviser's proxy voting activities. In addition, the Adviser shall report any Policy overrides involving portfolio securities held by the Trusts to the Trustees at the next regular meeting of the Board after such override(s) occur.
C.
At least annually, the Adviser shall inform the Trustees that a record is available for each proxy voted with respect to portfolio securities of each Trust during the year. Also see Section 5 below.
4.
Revocation of Authority to Vote
The delegation by the Trustees of the authority to vote proxies relating to portfolio securities of the Trusts may be revoked by the Trustees, in whole or in part, at any time.
5.
Annual Filing of Proxy Voting Record
The Adviser shall provide the required data for each proxy voted with respect to portfolio securities of a Trust to that respective Trust or its designated service provider in a timely manner and in a format acceptable to be filed in the Trust's annual proxy voting report on Form N-PX for the twelve-month period ended June 30. Form N-PX is required to be filed not later than August 31 of each year.
6.
Retention and Oversight of Proxy Advisory Firms
A.
In considering whether to retain or continue retaining a particular proxy advisory firm, the Adviser will ascertain whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues, act as proxy voting agent as requested, and implement the Policy. In this regard, the Adviser will consider, at least annually, among other things, the adequacy and quality of the proxy advisory firm's staffing and personnel and the robustness of its policies and procedures regarding its ability to identify and address any conflicts of interest. The Adviser shall, at least annually, report to the Board regarding the results of this review.
A-1

B.
The Adviser will request quarterly and annual reporting from any proxy advisory firm retained by the Adviser, and hold ad hoc meetings with such proxy advisory firm, in order to determine whether there has been any business changes that might impact the proxy advisory firm's capacity or competency to provide proxy voting advice or services or changes to the proxy advisory firm's conflicts policies or procedures. The Adviser will also take reasonable steps to investigate any material factual error, notified to the Adviser by the proxy advisory firm or identified by the Adviser, made by the proxy advisory firm in providing proxy voting services.
7.
Periodic Sampling
The Adviser will periodically sample proxy votes to review whether they complied with the Policy.
8.
Disclosures
A.
A Trust shall include in its registration statement:
1.
A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and
2.
A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust's toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission's (the “SEC”) website.
B.
A Trust shall include in its annual and semi-annual reports to shareholders:
1.
A statement disclosing that a description of the policies and procedures used by or on behalf of the Trust to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trust's toll-free telephone number; through a specified Internet address, if applicable; and on the SEC's website; and
2.
A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust's toll-free telephone number; or through a specified Internet address; or both; and on the SEC's website.
9.
Sub-Advisers
For certain Funds, the Adviser retains investment management firms (“Sub-advisers”) to provide day-to-day investment management services to the Trusts pursuant to sub-advisory agreements. It is the policy of the Trusts that the Adviser may delegate proxy voting authority with respect to a Fund to a Sub-adviser. Pursuant to such delegation, a Sub-adviser is authorized to vote proxies on behalf of the applicable Fund or Funds for which it serves as sub-adviser, in accordance with the Sub-adviser's proxy voting policies and procedures.
10.
Review of Policy
The Trustees shall review this policy to determine its continued sufficiency as necessary from time to time.
Adopted (SPDR Series Trust/SPDR Index Shares Funds):	May 31, 2006
Updated:	August 1, 2007
Amended:	May 29, 2009
Amended:	November 19, 2010
Adopted (SSGA Active Trust)/Amended:	May 25, 2011
Amended:	February 25, 2016
Amended:	August 17, 2023
A-2

APPENDIX B – ADVISER’S PROXY VOTING PROCEDURES AND GUIDELINES

March 2023

Global Proxy Voting and Engagement Principles

State Street Global Advisors, one of the industry’s largest institutional asset managers, is the investment management arm of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, State Street Global Advisors has discretionary proxy voting authority over most of its client accounts, and State Street Global Advisors votes these proxies in the manner that we believe will most likely protect and promote the long-term economic value of client investments, as described in this document.i

i

These Global Proxy Voting and Engagement Principles (the “Principles”) are also applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street Corporation. Additionally, State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with the Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets.

B-1

State Street Global Advisors’ Authority and Duties to Vote Client and Fund Securities	Where State Street Global Advisors’ clients have asked it to vote their shares on their behalf or where a commingled fund fiduciary has delegated the responsibility to vote the fund’s securities to State Street Global Advisors, State Street Global Advisors votes those client and fund-owned securities in a unified manner, consistent with the Principles described in this document. Exceptions to this unified voting policy are: (1) where State Street Global Advisors has made proxy voting choices (i.e., the proxy voting program) available to investors within a commingled fund, in which case a pro rata portion of shares held by the fund attributable to investors who choose to participate in the proxy voting program would be voted consistent with the third-party proxy voting policies selected by the investors, and (2) in the limited circumstances where a pooled investment vehicle managed by State Street Global Advisors utilizes a third party proxy voting guideline as set forth in that fund’s organizational and/or offering documents. With respect to such funds utilizing third-party proxy voting guidelines, the terms of the applicable third-party proxy voting guidelines shall apply in place of the Principles described herein and the proxy votes implemented with respect to such a fund may differ from and be contrary to those votes implemented for other portfolios managed by State Street Global Advisors pursuant to its proprietary proxy voting guidelines.

The Principles-State Street Global Advisors’ Approach to Proxy Voting and Issuer Engagement	At State Street Global Advisors, we take our fiduciary duties as an asset manager very seriously. We have a dedicated team of corporate governance professionals who help us carry out our duties as a responsible investor. These duties include engaging with companies, developing and enhancing in-house corporate governance guidelines, analyzing corporate governance issues on a case-by-case basis at the company level, and exercising voting rights. The underlying goal is to maximize shareholder value.

The Principles may take different perspectives on common governance issues that vary from one market to another. Similarly, engagement activity may take different forms in order to best achieve long-term engagement goals. Rather than divesting from portfolio companies, our approach is to engage with such companies. We believe that proxy voting and engagement with portfolio companies is often the most direct and productive way for shareholders to exercise their ownership rights. This comprehensive toolkit is an integral part of the overall investment process.

We believe engagement and voting activity have a direct relationship. As a result, the integration of our engagement activities, while leveraging the exercise of voting rights, provides a meaningful shareholder tool that we believe protects and enhances the long-term economic value of the holdings in our clients’ accounts. We maximize voting power and engagement by maintaining a centralized proxy voting and active ownership process covering all holdings, regardless of strategy. Despite the vast array of investment strategies and objectives across State Street Global Advisors, the fiduciary responsibilities of share ownership and voting for which State Street Global Advisors has voting discretion are carried out with a single voice and objective.

B-2

The Principles support governance structures that we believe add to, or maximize, shareholder value for the companies held in our clients’ portfolios. We conduct issuer-specific engagements with companies to discuss our principles, including sustainability-related risks and opportunities. In addition, we encourage issuers to find ways to increase the amount of direct communication board members have with shareholders. Direct communication with executive board members and independent non-executive directors is critical to helping companies understand shareholder concerns.

In conducting our engagements, we also evaluate the various factors that influence the corporate governance framework of a country, including the macroeconomic conditions and broader political system, the quality of regulatory oversight, the enforcement of property and shareholder rights, and the independence of the judiciary. We understand that regulatory requirements and investor expectations relating to governance practices and engagement activities differ from country to country. As a result, we engage with issuers, regulators, or a combination of the two depending upon the market. We are also a member of various investor associations that seek to address broader corporate governance-related policy at the country level.

The State Street Global Advisors Asset Stewardship Team may consult with members of various investment teams to engage with companies on corporate governance issues and to address any specific concerns. This facilitates our comprehensive approach to information gathering as it relates to items that are to be voted upon at upcoming shareholder meetings. We also conduct issuer-specific engagements with companies, covering various corporate governance and sustainability-related topics outside of proxy season.

The Asset Stewardship Team employs a blend of quantitative and qualitative research, analysis and data in order to support screens that identify issuers where active engagement may be necessary to protect and promote shareholder value. Issuer engagement may also be event-driven, focusing on issuer-specific corporate governance or sustainability concerns, or broader industry-related trends. We also consider the size of our total position in the issuer in question and/or the potential negative governance, performance profile, and circumstance at hand. As a result, we believe issuer engagement can take many forms and be triggered by numerous circumstances. The following approaches represent how we define engagement methods:

Active	We use screening tools designed to capture a mix of company-specific data, including governance and sustainability profiles, to inform our voting and engagement activity.

B-3

We will actively seek direct dialogue with the board and management of companies that we have identified through our screening processes. Such engagements may lead to further monitoring to ensure that the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for us to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

Reactive	Reactive engagement is initiated by issuers. We routinely discuss specific voting issues and items with the issuer community. Reactive engagement is an opportunity to address not only voting items, but also a wide range of governance and sustainability issues.

We have established an engagement protocol that further describes our approach to issuer engagement.

Measurement	Our stewardship activities are designed to have an impact on company-specific and market-level disclosure and oversight practices that we believe protect and promote shareholder value.

Company-specific successes Assessing the effectiveness of our company-specific engagement process can be challenging to measure. To limit subjectivity in measuring our success, we actively seek issuer feedback and monitor the actions taken by issuers post-engagement in order to identify tangible changes. This enables us to establish indicators to gauge how issuers respond to our concerns and to what degree these responses satisfy our requests. It is also important to note that successful engagement activity can be measured over multiple years depending on the facts and circumstances involved. These engagements not only inform our voting decisions but also allow us to monitor improvement over time and to contribute to our evolving perspectives on priority areas. We also track the impact of our proxy votes by reviewing changing trends in market practices on specific corporate-governance or sustainability-related issues that we address through voting action. We report engagement and voting actions to clients on an annual basis.

Market-level successes We track the broader adoption of our stewardship priorities — Effective Board Oversight, Climate Risk Management, Human Capital Management, and Diversity, Equity, and Inclusion - which we consider core to creating long-term value, by assessing the number of market participants that have embraced positions consistent with our thought leadership and advocacy.

B-4

Proxy Voting Procedure

Oversight	The Asset Stewardship Team is responsible for developing and implementing State Street Global Advisors’ Global Proxy Voting and Engagement Principles, Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, regional proxy voting and engagement guidelines, and guidance published thereunder by State Street Global Advisors from time to time, available at ssga.com/about-us/asset-stewardship.html (collectively, the “Voting Policy”), the implementation of third-party proxy voting guidelines where applicable, case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues. The Asset Stewardship Team’s activities are overseen by our internal governance body, State Street Global Advisors’ ESG Committee (the “ESG Committee”). The ESG Committee is responsible for reviewing State Street Global Advisors’ stewardship strategy, engagement priorities, and proxy voting guidelines, and for monitoring the delivery of voting objectives.

Proxy Voting Process	In order to facilitate our proxy voting process, we retain Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance. We utilize ISS to: (1) act as our proxy voting agent (providing State Street Global Advisors with vote execution and administration services), (2) assist in applying the Voting Policy, (3) provide research and analysis relating to general corporate governance issues and specific proxy items, and (4) provide proxy voting guidelines in limited circumstances.

All voting decisions and engagement activities are undertaken in accordance with our in-house Voting Policy, ensuring that the interests of our clients remain the sole consideration when discharging our stewardship responsibilities. Exceptions to this policy is the use of an independent third party to vote on State Street stock and other State Street Global Advisors affiliated entities, to mitigate a conflict of interest of voting on our parent company or affiliated entities, and other situations where we retain an independent fiduciary to make a voting decision where we believe we may be conflicted from voting (for example, due to an outside business interest). In such cases, delegated third parties exercise vote decisions based upon State Street Global Advisors’ Proxy Voting and Engagement Guidelines.

We aim to vote at all shareholder meetings where our clients have given us the authority to vote their shares and where it is feasible to do so. However, when we deem appropriate, we could refrain from voting at meetings in cases where:

• Power of attorney documentation is required.

B-5

• Voting will have a material impact on our ability to trade the security.

• Voting is not permissible due to sanctions affecting a company or individual.

• Issuer-specific special documentation is required or various market or issuer certifications are required.

•  Unless a client directs otherwise, State Street Global Advisors will not vote proxies in so-called “share blocking” markets (markets where proxy voters have their securities blocked from trading during the period of the annual meeting).

Additionally, we are unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting-specific fee in excess of the typical custody service agreement.

In rare circumstances where nuances within specific resolutions fall outside of the scope of existing voting guidelines, requiring case-by-case analysis, such resolutions are escalated to the head of Asset Stewardship and reported to the ESG Committee. Additionally, in certain cases, where a material conflict of interest is identified, the matter may be referred to the ESG Committee for review.

Conflict of Interest	See our standalone Conflicts Mitigation Guidelines.

Proxy Voting and Engagement Principles

Directors and Boards	The election of directors is one of the most important fiduciary duties we perform on behalf of our clients. We believe that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, we seek to vote director elections in a way that we believe will maximize long-term value.

Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. This concept establishes the standard by which board and director performance is measured. In order to achieve this fundamental principle, the role of the board is to carry out its responsibilities in the best long-term interest of the company and its shareholders. An independent and effective board sets the strategy and provides guidance on strategic matters, oversees management, selects the CEO and other senior executives, creates a succession plan for the board and management, provides risk oversight, and assesses the performance of the CEO and management. In contrast, management implements the business and capital allocation strategies and runs the company’s day-to-day operations. As part of our engagement process, we routinely discuss the importance of these responsibilities with the boards of issuers.

B-6

We believe the quality of a board is a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. In voting to elect nominees, we consider many factors. We believe independent directors are crucial to good corporate governance; they help management establish sound corporate governance policies and practices. A sufficiently independent board will effectively monitor management, maintain appropriate governance practices, and perform oversight functions necessary to protect shareholder interests. We also believe the right mix of skills, independence, diversity, and qualifications among directors provides boards with the knowledge and direct experience to manage risks and operating structures that are often complex and industry-specific.

Accounting and Audit- Related Issues	We believe audit committees are critical and necessary as part of the board’s risk oversight role. The audit committee is responsible for setting out an internal audit function that provides robust audit and internal control systems designed to effectively manage potential and emerging risks to the company’s operations and strategy. We believe audit committees should have independent directors as members, and we will hold the members of the audit committee responsible for overseeing the management of the audit function.

We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of the internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. It is important for the audit committee to appoint external auditors who are independent from management as we expect auditors to provide assurance of a company’s financial condition.

Capital Structure, Reorganization and Mergers	The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to a shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards. When making such a decision, we believe the company should disclose a comprehensive business rationale that is consistent with corporate strategy and not overly dilutive to its shareholders.

Mergers or reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In evaluating mergers and acquisitions, we consider the impact of the corporate governance provisions to shareholders. In all cases, we use our discretion in order to maximize shareholder value.

B-7

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer to make an offer, or to reduce the likelihood of a successful offer. We do not support proposals that reduce shareholders’ rights, entrench management, or reduce the likelihood of shareholders’ right to vote on reasonable offers.

Compensation	We consider it the board’s responsibility to identify the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides our analysis of executive compensation: we believe that there should be a direct relationship between executive compensation and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, as well as with corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also consider executive compensation practices when re-electing members of the remuneration committee.

We recognize that compensation policies and practices are unique from market to market; often there are significant differences between the level of disclosures, the amount and forms of compensation paid, and the ability of shareholders to approve executive compensation practices. As a result, our ability to assess the appropriateness of executive compensation is often dependent on market practices and laws.

Environmental and Social Issues	As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social issues. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material environmental or social topic would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social topics, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, available at

ssga.com/about-us/asset-stewardship.html.

B-8

General/Routine	Although we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight and input into management decisions that may affect a company’s value. We support proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.

Fixed Income Stewardship	The two elements of our fixed income stewardship program are:

Proxy Voting:

While matters that arise for a vote at bondholder meetings vary by jurisdiction, examples of common proxy voting resolutions at bondholder meetings include:

• Approving amendments to debt covenants and/or terms of issuance

• Authorizing procedural matters, such as filing of required documents/other formalities

• Approving debt restructuring plans

• Abstaining from challenging the bankruptcy trustees

• Authorizing repurchase of issued debt security

• Approving the placement of unissued debt securities under the control of directors

• Approving spin-off/absorption proposals

Given the nature of the items that arise for vote at bondholder meetings, we take a case-by-case approach to voting bondholder resolutions. Where necessary, we will engage with issuers on voting matters prior to arriving at voting decisions. All voting decisions will be made in the best interest of our clients.

Issuer Engagement:

We recognize that debt holders have limited leverage with companies on a day-to-day basis. Our guidelines for engagement with fixed income issuers broadly follow the engagement guidelines for our equity holdings, as described above.

Securities on Loan	As a responsible investor and fiduciary, we recognize the importance of balancing the benefits of voting shares and the incremental lending revenue for the pooled funds that participate in State Street Global Advisors’ securities lending program (the “Funds”). Our objective is to recall securities on loan and restrict future lending until after the record date for the respective vote in instances where we believe that a particular vote could have a material impact on the Funds’ long-term financial performance and the benefit of voting shares will outweigh the forgone lending income.

B-9

Accordingly, we have set systematic recall and lending restriction criteria for shareholder meetings involving situations with the highest potential financial implications (such as proxy contests and strategic transactions including mergers and acquisitions, going dark transactions, change of corporate form, bankruptcy and liquidation).

Generally, these criteria for recall and restriction for lending only apply to certain large cap indices in developed markets.

State Street Global Advisors monitors the forgone lending revenue associated with each recall to determine if the impact on the Funds’ long-term financial performance and the benefit of voting shares will outweigh the forgone lending income.

Although our objective is to systematically recall securities based on the aforementioned criteria, we must receive notice of the vote in sufficient time to recall the shares on or before the record date. In cases in which we do not receive timely notice, we may be unable to recall the shares on or before the record date.

Reporting	We provide transparency for our stewardship activities through our regular client reports and relevant information reported online. We publish an annual stewardship report that provides details of our stewardship approach, engagement and voting policies, and activities during the year. The annual report is complemented by quarterly stewardship activity reports as well as the regular publication of thought leadership on governance and sustainability on our website. Our voting record information is available on Vote View, an interactive platform that provides relevant company details, proposal types, resolution descriptions, and records of our votes cast.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.62 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.
† This figure is presented as of March 31, 2023 and includes approximately $65.03 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

B-10

ssga.com

Marketing communications

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global

Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s

Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College

Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay,

Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200.

Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39

02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan,

Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor,

Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No.

5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395

6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

B-11

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies.

A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1551551-3479888.7.2.GBL.RTL 0423 Exp. Date: 03/31/2024

B-12

April 2023

Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors

Information Classification: Limited Access

B-13

Overview	Our primary fiduciary obligation to our clients is to maximize the long-term returns of their investments. It is our view that material sustainability considerations, including material environmental and social (E&S) issues, can present material risks and/or opportunities that impact long-term value creation. This philosophy provides the foundation for our value-based approach to Asset Stewardship.

We regularly identify stewardship priorities that we believe are important for our portfolio companies to consider.

Our Approach to Assessing E&S Factors

While we believe that E&S factors can expose companies to material risks as well as drive long-term value creation, the materiality of specific E&S factors varies across industries, markets, and specific companies. We leverage several inputs to inform our views on an E&S issue at a given company, including:

•  Established frameworks, including The Sustainability Accounting Standards Board’s (SASB) Standards, the Task Force on Climate-related Financial Disclosures (TCFD) Framework, etc.

•  Academic research and other expert insights

•  Disclosure expectations required by regulation

•  Market expectations for the sector and industry

We expect companies to disclose information regarding their approach to identifying and managing E&S-related risks and opportunities they have deemed to be material, as well as the board’s oversight of these risks and opportunities.

Our Approach to E&S Factors Through Engagements	The Asset Stewardship team regularly identifies thematic stewardship priorities that will be addressed across different engagement meetings. We focus on priorities that we consider important to be considered by the portfolio companies in which we invest our clients’ assets. These engagements help us to establish disclosure expectations and to more fully understand the nuanced challenges that companies seek to address related to E&S factors. Establishing robust disclosure expectations allows us to monitor companies’ progress toward alignment with our relevant disclosure expectations, and contributes to our perspectives on our stewardship priority areas.

Through engagement, we address a broad range of factors that align with our stewardship priorities and seek to foster constructive, long-term relationships with issuers. We view engagements as part of an ongoing dialogue, versus a series of one-off conversations. During conversations with issuers, we share expectations and perspectives on key dimensions of E&S factors, and seek to understand how companies and their boards manage and oversee related risks and opportunities.

Information Classification: Limited Access

B-14

The Use of R-Factor in Engagements

R-Factor™ is a scoring system created by State Street Global Advisors that measures the performance of a company’s business operations and governance as it relates to material ESG factors facing the company’s industry. SSGA uses R-Factor as a consideration when prioritizing engagements. State Street Global Advisors may also engage with a company regarding its R-Factor™ score at the request of the company.

Analyzing E&S Proposals

When analyzing shareholder proposals related to E&S factors, we consider the following factors:

•  The materiality of the E&S factors in the proposal to the company’s business and sector (see “Our Approach to Assessing Materiality and Relevance of E&S Factors” above)

•  The content and intent of the proposal, including whether the adoption of such a proposal would provide information to allow investors to better understand risk and opportunities in the context of the company’s disclosure and practices

•  The strength of board oversight of the company’s relevant sustainability practices, as well as responsiveness to engagement

•  Binding nature or prescriptiveness of proposal

For proposal topics for which we have developed guidance, we leverage the specific guidance, found in the Appendix, as a benchmark to analyze a company’s disclosures relative to our expectations for the relevant E&S factor.

For proposal topics for which we have not published guidance, we evaluate the company’s determination of materiality of the proposal to the company’s business and operations and the company’s related disclosures and oversight.

Voting on E&S Proposals

Below is the approach we follow when voting on E&S proposals:

•  FOR We will consider voting for proposals that we believe will lead to increased alignment with our expectations, including those set out in the attached Appendix;

•  ABSTAIN We will consider voting abstain when we support some elements of a proposal’s request, or recognize a company’s commitment to implement related disclosure and/or oversight practices;

•  AGAINST We will consider voting against proposals that we believe are immaterial, overly prescriptive, or would not further our disclosure and oversight expectations, including those set out in the Appendix.

Information Classification: Limited Access

B-15

Appendix

Guidance on Common Environmental and Social Proposal Topics

The following provides an overview of State Street Global Advisors’ public guidance related to common environmental and social shareholder proposal topics. We leverage this to inform our analysis of relevant shareholder proposals as it applies to companies in our portfolios.

Climate Change

We expect all companies to provide public disclosures in accordance with the following four pillars of the Taskforce for Climate-related Financial Disclosures (TCFD) framework:

1.  Governance;

2.  Strategy;

3.  Risk Management; and

4.  Metrics and Targets.

Additionally, we expect companies in carbon-intensive sectors to disclose:

Interim greenhouse gas emissions reduction targets to accompany long-term climate ambitions

Discussion of impacts of scenario-planning on strategy and financial planning Incorporation of climate considerations in capital allocation decisions

Scope 1, 2, and material categories of Scope 3 greenhouse gas emissions

For additional context on our expectations for relevant disclosures, please review our related guidance.

Diversity, Equity, and Inclusion

We expect all companies to provide public disclosure in the following key areas:

1.  Board Oversight — Describe how the board executes its oversight role in risks and opportunities related to diversity and inclusion;

2.  Strategy — Articulate the role diversity (of race, ethnicity, and gender, at minimum) plays in the company’s broader human capital management practices and long-term strategy;

3.  Goals — Describe what diversity, equity, and inclusion-related goals exist, how these goals contribute to the company’s overall strategy, and how they are managed and progressing;

Information Classification: Limited Access

B-16

4. Metrics — Provide measures of the diversity of the company’s global employee base and board, including:

-   Workforce — Employee diversity by race, ethnicity, and gender (at minimum). We expect to see this information to be broken down by industry-relevant employment categories or levels of seniority, for all full-time employees. In the US, companies are expected to at least use the disclosure framework set forth by the United States Equal Employment Opportunity Commission’s EEO-1 Survey. Non-US companies are encouraged to disclose this information in alignment with SASB guidance and nationally appropriate frameworks; and,

- Board — Diversity characteristics, including racial, ethnic, and gender makeup (at minimum) of the board of directors; and

5.  Board Diversity — Articulate goals and strategy related to diverse representation at the board (including race, ethnicity, and gender, at minimum), including how the board reflects the diversity of the company’s workforce, community, customers, and other key stakeholders.

For additional context on our expectations for relevant disclosures, please review our related guidance.

Civil Rights Risks

We expect all companies in the US to provide public disclosure on:

1.  Risks related to civil rights, including risks associated with products, practices, and services ;

2.  Plans to manage and mitigate these risks; and

3.  Processes at the board for overseeing such risks (e.g., committee responsible, frequency of discussions, etc.).

For additional context on our expectations for relevant disclosures, please review our related guidance.

Pay Equity

We expect all companies in the US and the UK to provide public disclosure on:

1.  Adjusted pay gaps related to race and gender within the company (Disclosure of the unadjusted pay gap is also encouraged, but not expected outside of the UK market at this time);

2.  Strategy to achieve and maintain pay equity; and

3.  Role of the board in overseeing pay strategies as well as Diversity, Equity and Inclusion efforts.

For additional context on our expectations for relevant disclosures, please review our related guidance.

Information Classification: Limited Access

B-17

Human Rights

We expect companies to disclose whether they have established processes for identifying risks related to human rights. If any material human rights risks are identified, we expect further public disclosure describing:

1.  Human rights-related risks the company considers most material;

2.  Plans to manage and mitigate these risks;

3.  Board oversight of these risks; and

4.  Assessment of the effectiveness of the human rights risk management program.

For additional context on our expectations for relevant disclosures, please review our related guidance.

Human Capital Management

We expect all companies to provide public disclosure on:

1.  Board oversight — Methods outlining how the board oversees human capital-related risks and opportunities;

2.  Strategy — Approaches to human capital management and how these advance the long-term business strategy;

3.  Compensation — Strategies throughout the organization that aim to attract and retain employees, and incentivize contribution to an effective human capital strategy;

4.  Voice — Channels to ensure the concerns and ideas from workers are solicited and acted upon, and how the workforce is engaged and empowered in the organization; and

5.  Diversity, equity, and inclusion — Efforts to advance diversity, equity, and inclusion (see our complementary Guidance on Diversity Disclosures & Practices for additional context).

For additional context on our expectations for relevant disclosures, please review our related guidance.

Environmental Impacts

If material risks related to adverse environmental impacts from company operations have been identified, we expect companies to disclose information related to:

1.  Adverse environmental impacts the company considers most material, including relevant demographic data where applicable;

2.  Management of material risks from company operations, including the role of stakeholders; and

3.  Board oversight of such risks.

Information Classification: Limited Access

B-18

Deforestation-Intensive Companies

We expect companies that have determined deforestation is a material risk to their business and operations to disclose:

1.  Strategy to assess and manage deforestation-related risks and opportunities for high-risk commodities in the company’s operations and/or business value chain (e.g., supply chain monitoring and engagement, greenhouse gas emissions linked to deforestation, product certifications, stakeholder engagement);

2.  Quantitative and/or qualitative metrics and time-bound targets used to assess and manage risks and opportunities related to high deforestation-risk commodities in the company’s operations and/or business value chain; and

3.  Board oversight and accountability for deforestation and/or land use-related risks.

For additional context on our expectations for relevant disclosures and leading practices, please review our related insights gained from engaging with our portfolio companies in deforestation-intensive sectors.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.62 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.
† This figure is presented as of March 31, 2023 and includes approximately $65.03 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

Information Classification: Limited Access

B-19

ssga.com

State Street Global Advisors

Marketing Communication

Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir

John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street

Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors

Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. South Africa: State Street Global Advisors Limited is regulated by the Financial Sector Conduct Authority in South Africa under license number 42670. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

Information Classification: Limited Access

B-20

Important Risk Information

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended May 26, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1533400-3479887.5.1.GBL.RTL 0423

Exp. Date: 06/30/2024

Information Classification: Limited Access

B-21

March 2023

Conflicts Mitigation Guidelines Managing Conflicts of Interest Arising from State Street Global Advisors’ Proxy Voting and Engagement Activity

State Street Corporation has a comprehensive standalone Conflicts of Interest Policy and other policies that address a range of identified conflicts of interests. In addition, State Street Global Advisors, the asset management business of State Street Corporation, maintains a conflicts register that identifies key conflicts and describes systems in place to mitigate the conflicts. This document* is designed to act in conjunction with related policies and practices employed by other groups within the organization. Further, it complements those policies and practices

B-22

by providing information about managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.

*

These Managing Conflicts of Interest Arising From State Street Global Advisors’ Proxy Voting and Engagement Activity Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

B-23

Managing Conflicts of Interest Related to Proxy Voting and Engagement

State Street Global Advisors has implemented processes designed to prevent undue influence on State Street Global Advisors’ voting and engagement activities that may arise from relationships between proxy issuers or companies and State Street Corporation, State Street Global Advisors,

State Street Global Advisors affiliates, State Street Global Advisors Funds, or State Street Global Advisors Fund affiliates. State Street Global Advisors assigns sole responsibility for the implementation of proxy voting guidelines to members of its Asset Stewardship Team, a team that is independent from other functions within the organization, such as sales and marketing, investment, or client facing teams. Proxy voting is undertaken in accordance with the Global Proxy Voting and Engagement Principles, Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, regional proxy voting and engagement guidelines and guidance published thereunder by State Street Global Advisors from time to time (the “Voting Policy”), which are reviewed and overseen by the State Street Global Advisors’ ESG Committee (the “ESG Committee”). Any changes to the Voting Policy are communicated to Asset Stewardship Team employees in a timely manner to ensure that they understand the potential impact to their proxy voting activities. In rare circumstances where nuances within specific proxy proposals fall outside of the scope of the Voting Policy, requiring case-by-case analysis, such proposals are escalated to the head of Asset Stewardship and reported to the ESG Committee. Voting consistently with the Voting Policy helps mitigate potential conflicts of interest, as the Voting Policy is determined without reference to any specific entities or relationship.

Members of the Asset Stewardship Team may from time to time discuss views on proxy voting matters, company performance, strategy, etc. with other State Street Corporation or State Street Global Advisors employees, including portfolio managers, senior executives, and relationship managers. However, final voting decisions are made solely by the Asset Stewardship Team, in accordance with the Voting Policy and in a manner consistent with the best interest of its clients, taking into account various perspectives on risks and opportunities with the goal of maximizing the value of client assets. Except in certain jurisdictions where proxy voting decisions are regularly disclosed prior to voting pursuant to local custom, Asset Stewardship Team employees are generally prohibited from disclosing State Street Global Advisors’ voting decisions prior to the meetings. In addition, State Street Global Advisors generally exercises a single voting decision for each ballot item across the client accounts for which it is responsible for proxy voting regardless of investment strategy.[1] In certain cases, where a material conflict of interest is identified, the matter may be referred to the ESG Committee for review.

Other protocols designed to help mitigate potential conflicts of interest include:

1  Exceptions to this unified voting policy are where: (1) State Street Global Advisors has made proxy voting choices (i.e., the State Street Global Advisors proxy voting program) available to investors within a pooled investment vehicle, in which case a pro rata portion of shares held by the fund attributable to investors who choose to participate in the proxy voting program would be voted consistent with the third-party proxy voting policies selected by the investors, and (2) in limited circumstances, certain pooled investment vehicles for which State Street Global Advisors acts as investment manager may, pursuant to their governing documents, utilize proxy voting guidelines developed by third-party advisors.

B-24

Types of Potential Conflict	Stewardship Conflict of Interest Description	Typical Conflict Mitigation Protocols That We Employ

Business relationships	A conflict of interest may arise where, for example, we hold investments in companies with which we, or our affiliates, have material business relationships.

Assigning sole responsibility for the implementation of proxy voting guidelines to members of Asset Stewardship Team and voting in accordance with the Voting Policy are our primary conflict mitigation protocols. Furthermore, the voting rationale is recorded to provide transparency.

Additional mitigation steps may be implemented on a case-by-case basis. This may include, for example, blackout periods for communications with issuers/clients.

Equity investments	A conflict of interest may arise where client accounts and/ or State Street Global Advisors pooled funds, where State Street Global Advisors acts as trustee, may hold shares in State Street Corporation or other State Street Global Advisors affiliated entities, such as mutual funds affiliated with SSGA Funds Management, Inc.	Mitigants may include, for example, outsourcing voting decisions relating to a shareholder meeting of State Street Corporation or other State Street Global Advisors affiliated entities to independent outside third parties. In such cases, delegated third parties exercise voting decisions based upon State Street Global Advisors’ Voting Policy.

Outside business interest	A conflict of interest may arise where an Asset Stewardship Team employee or a key employee in the firm has an outside business interest (such as a director role in a company we invest in, or in the same industry as we invest).

State Street Global Advisors maintains an Outside Activities Policy and employees must submit a request requiring approval before undertaking any outside activities that are captured by the Outside Activities Policy. The request will be reviewed by the employee’s manager and the Conduct Risk Management Office to ensure compliance with applicable policies and procedures (such as the Global Anti-Corruption Policy and the Standard of Conduct) and ensure potential conflicts are mitigated.

Additional mitigation steps may be implemented on a case-by-case basis. This may include, for example, retaining an independent fiduciary to make a voting decision where State Street Global Advisors believes it may be conflicted from voting due to an employee’s outside business interest.

Other personal conflicts	A conflict of interest may arise where a family member or other personal contact of an employee is employed by a company in which we invest.	Mitigation steps may be implemented for personal conflicts on a case-by-case basis. This may include, for example, filing a Personal Conflicts declaration with a mitigation strategy to document how the conflict will be avoided. Such strategies may include, for example, a member of the Asset Stewardship Team with a conflict recusing him/herself from voting and participating in engagement activities at the relevant company, and implementing blackout periods for communications with issuers/clients.

Securities lending	We may lend securities that we hold in one of our portfolios to another financial counterparty. This may create a conflict of interest regarding whether to recall those securities to enable us to vote on behalf of the portfolio in a shareholder resolution, which may impact the intended securities lending income.	Our approach to securities lending recall, and any potential conflicts that may be created through our securities lending recall activity, is governed by the Securities Lending Recall for Proxy Voting Procedure, which is co-owned by the Asset Stewardship Team, Securities Lending Team and Proxy Operations Group. The conflict mitigation protocols include predefining criteria to systematically recall shares, periodic review of the recall procedure by relevant stakeholders, and periodic reporting of recall activities and associated forgone lending income to the relevant internal governance bodies.

B-25

About State Street Global Advisors

For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.
† This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

B-26

ssga.com

Marketing communication

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number

49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan)

Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and

B-27

regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies.

A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a

‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1482714-3479898.4.1.GBL.RTL 0323 Exp. Date: 03/31/2024

B-28

March 2023

State Street Global Advisors’ Global Issuer and Stakeholder Engagement Guidelines

State Street Global Advisors has developed engagement guidelines to increase transparency around our engagement philosophy, approach, and processes. These guidelines are designed to communicate with our investee companies regarding the objectives of our engagement activities and to facilitate a better understanding of our preferred terms of engagement. The guidelines also outline our approach to engaging with activist investors and shareholder proposal proponents.

B-29

State Street Global Advisors’ engagement activities are driven exclusively by our goal to maximize and protect the long-term value of our clients’ assets.

State Street Global Advisors’ Methodology for Developing its Annual Engagement Strategy	While we would like to maintain a dialogue with all of our portfolio companies, we recognize the need to focus our engagement efforts where we believe we will have maximum impact. Each year, as part of its strategic review process, the Asset Stewardship Team develops an annual engagement strategy, and it accordingly identifies a priority list of companies that we intend to engage with during the year. We focus on priorities that we consider important to be considered by the portfolio companies in which we invest our clients’ assets.

The intensity and type of engagement with a company is determined by State Street Global Advisors’ relative and absolute holdings in that company. In addition, we factor in geographic diversity in our engagement efforts to reflect the level of economic exposure to various markets. Finally, we also consider the engagement culture in a market or geographic region when developing our engagement priority list and approach.

State Street Global Advisors meets with companies through in-person and virtual meetings. We prefer virtual meetings as we believe this is cost effective for our clients and investee companies. This also helps us minimize our global carbon footprint.

Helpful Information to Include in Engagement Request Emails to State Street Global Advisors

To help expedite the review of engagement requests, please include the following information in engagement request emails to State Street Global Advisors:

•  Company name and identifier (i.e. ticker)

•  Topics the issuer is interested in discussing

•  Upcoming meeting date, if applicable

•  Issuer attendees and their titles

All requests for engagement should be sent to the Asset Stewardship Team at GovernanceTeam@ssga.com.

Guidelines for Engaging with Investee Companies

•  During the ‘proxy season’, we prioritize conversations related to companies’ shareholder meetings. In the ‘off-season’, we discuss our focus areas and stewardship priorities with companies for whom these topics are most material.

B-30

•  We believe that as a long-term shareholder with substantial holdings, it is important to establish a relationship and have a direct communication channel with independent directors in our investee companies. Therefore, as part of our engagement process, we prefer to meet with the non-executive chairperson/lead independent director and/or representative of key board committees. Such meetings help us assess the quality and effectiveness of the board, the extent of the oversight of management, and the board’s perspectives on key issues, such as strategy, risk, capital allocation, and compensation. It also allows us to escalate matters to the board’s attention if management has been unresponsive to suggestions discussed during prior engagements.

•  After our initial meeting with members of the board, the frequency of desired follow-up meetings is determined by the nature of the issues discussed. We will outline expectations and timelines for subsequent meetings during the discussion. We follow similar guidelines for meeting requests with C-suite management representatives at companies.

•  Typically, we allow additional capacity for reactive engagement in Q2 for markets such as the US, UK, EU, and Japan (Q4 for Australian companies) where the majority of the companies have general meetings between the months of April and June.

•  We reserve the Q1, Q3, and Q4 time periods to conduct the majority of our active engagements with some room for reactive engagement with companies that have experienced a significant event or are seeking approval for a corporate transaction, board transition, or other material concern.

• Instances in which we are likely to accept engagement requests include instances when:

– We have concerns about a ballot item; and

– We believe that engagement will better inform our voting decision; and/or

– We want to discuss material risks with a company

• Instances in which we are likely to decline engagement requests include instances when:

– We do not have any immediate concerns about a ballot item

– We believe we have adequate information to make an informed voting decision on a ballot item

– Our position on a ballot item is addressed in our public policy statement

– We have actively engaged with the company on matters pertaining to the ballot proposal outside the ‘proxy season’

– We believe that the matter is best discussed outside the vote solicitation period

B-31

• If we have provided feedback during the vote solicitation period, we believe that any follow-up discussion with the company should focus on the board or company’s response to our feedback

• We track all feedback provided to investee companies and routinely conduct follow-up engagements to assess the progress made by a company toward the incorporation of our feedback

• We welcome written submission of changes made by the board to the company’s governance or remuneration policies and practices

Guidelines for Engaging with Other Investors Soliciting State Street Global Advisors’ Votes in Connection with Vote-No Campaigns or Shareholder Proposals	We believe it is good practice for us to speak to other investors that are running proxy contests, putting forth vote-no campaigns, or proposing shareholder proposals at investee companies. However, we generally limit such discussions with investors to one engagement unless we believe that it is necessary for us to have a follow-up call. We welcome the opportunity to review materials sent in advance of the proposed discussion. To the extent possible, we review all materials made publicly available by the investor or the company on a contested ballot item before making a voting decision. Our primary purpose of engaging with investors is:

• To gain a better understanding of their position or concerns at investee companies.

• In proxy contest situations:

– To assess possible director candidates where investors are seeking board representation in proxy contest situations

– To understand the investor’s proposed strategy for the company and investment time horizon to assess their alignment with State Street Global Advisors’ views and interests as a long-term shareholder

All requests for engagement should be sent to GovernanceTeam@ssga.com.

Investor Engagement Protocol

State Street Global Advisors encourages boards of directors to develop an investor engagement protocol or plan that establishes policies and mechanisms through which independent directors communicate with and receive feedback from institutional investors. The protocol would help foster strong relationships between a company’s directors and its investors, while promoting transparency, responsibility, and accountability of the board.

B-32

The protocol should identify key independent directors (such as a non-executive chairman, lead independent director, or a representative of a key board committee), who would be mandated to engage with shareholders on a range of topics that are of interest to State Street Global Advisors and/or other institutional investors. A robust engagement protocol would also develop a crisis communication plan for the board when institutional investors and the market-at- large need to communicate with independent directors, in a timely manner, about their oversight and response to a developing concern facing the company.

Requesting R-Factor™ Scores	Companies interested in receiving their R-Factor™ scores should submit an email request to myrfactorscore@ssga.com including the following information:

• Company’s legal name

• Ticker

• ISIN

• Company’s headquarter location

• Contact name

• Contact’s Title at Company

• Contact email address (must be an official company email address)

• Contact phone#

Please note that R-Factor™ scores will be provided only to employees affiliated with a company’s Investor Relations, Chief Financial Officer, ESG/Sustainability Leadership or General Secretary’s organizations. Please include attestation in your email stating that you are affiliated with one of these functions.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.

†  This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

B-33

ssga.com

Marketing communication

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir

John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin

2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan,

Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

B-34

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed.

There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1482720-3479897.3.1.GBL.RTL  0323 Exp. Date: 03/31/2024

B-35

March 2023

Australia and New Zealand

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ Proxy Voting and Engagement Guidelinesi for Australia and New Zealand outline our approach to voting and engaging with companies listed on stock exchanges in Australia and New Zealand. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which outline our overall approach to voting and engaging with companies, and State Street Global Advisors’ Conflicts Mitigation Guidelines, which provide information about managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.

i

These Proxy Voting and Engagement Guidelines (the “Guidelines”) are also applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street Corporation. Additionally, State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with the Global Proxy Voting and Engagement Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets.

B-36

State Street Global Advisors’ Proxy Voting and Engagement Guidelines for Australia and New Zealand address our market-specific approaches to topics including directors and boards, accounting and audit-related issues, capital structure, reorganization and mergers, remuneration, and other governance-related issues.

When voting and engaging with companies in global markets, we consider market-specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets as well as country-specific best practice guidelines and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting principles.

In our analysis and research into corporate governance issues in Australia and New Zealand, we expect all companies at a minimum to comply with the ASX Corporate Governance Principles or the NZX Corporate Governance Code, based on their locations. Consistent with the ‘comply or explain’ expectations established by the Principles and the Code, we encourage companies to proactively disclose their level of compliance with the Principles or the Code. In instances of non-compliance, and when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy	In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise in order to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and Asia-Pacific (“APAC”) investment teams, collaborating on issuer engagements and providing input on company-specific fundamentals.

B-37

Directors and Boards	Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and providing guidance on strategic matters, overseeing executive management, to selecting the CEO and other senior executives, creating a succession plan for the board and management, and providing effective risk oversight, including of risks related to sustainability issues. Further, we believe good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

State Street Global Advisors believes that a well-constituted board of directors with a good balance of skills, expertise, and independence provides the foundations for a well-governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the (re-)election of directors on a case-by-case basis after considering various factors including board quality, general market practice, and availability of information on director skills and expertise.

In our analysis of boards, we consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues, such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint.

We may also consider board performance and directors who appear to be remiss in the performance of their oversight responsibilities when analyzing their suitability for reappointment (e.g. fraud, criminal wrongdoing and breach of fiduciary responsibilities).

Board Independence	In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. We believe a sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

We expect boards of ASX 300 and New Zealand listed companies to be comprised of at least a majority of independent directors. At all other Australian listed companies, we expect boards to be comprised of at least one-third independent directors.

Our broad criteria for director independence in Australia and New Zealand include factors such as:

• Participation in related-party transactions and other business relations with the company

• Employment history with company

B-38

• Relations with controlling shareholders

• Family ties with any of the company’s advisers, directors, or senior employees

Separation Chair/CEO	While we are generally supportive of having the roles of chairman and CEO separated in the Australian and New Zealand markets, we assess the division of responsibilities between chairman and CEO on a case-by-case basis, giving consideration to factors such as company-specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, we will monitor for circumstances in which a combined chairman/CEO is appointed or where a former CEO becomes chairman.

Director Time Commitments	When voting on the election or re-election of a director, we also consider the number of outside board directorships that a non-executive and an executive may undertake. Thus, State Street Global Advisors may take voting action against a director who exceeds the number of board mandates listed below:

• Named Executive Officers (NEOs) of a public company who sit on more than two public company boards

• Non-executive board chairs or lead independent directors who sit on more than three public company boards

• Director nominees who sit on more than four public company boards

For non-executive board chairs/lead independent directors and director nominees who hold excessive commitments, as defined above, we may consider waiving our policy and vote in support of a director if a company discloses its director commitment policy in a publicly available manner (e.g., corporate governance guidelines, proxy statement, company website). This policy or associated disclosure must include:

• A numerical limit on public company board seats a director can serve on

— This limit cannot exceed our policy by more than one seat

• Consideration of public company board leadership positions (e.g., Committee Chair)

• Affirmation that all directors are currently compliant with the company policy

• Description of an annual policy review process undertaken by the Nominating Committee to evaluate outside director time commitments

If a director is imminently leaving a board and this departure is disclosed in a written, time-bound and publicly-available manner, we may consider waiving our withhold vote when evaluating the director for excessive time commitments.

B-39

Service on a mutual fund board, the board of a UK investment trust or a Special Purpose Acquisition Company (SPAC) board is not considered when evaluating directors for excessive commitments. However, we do expect these roles to be considered by nominating committees when evaluating director time commitments.

Director Attendance at Board Meetings	We also consider attendance at board meetings and may withhold votes from directors who attend less than 75 percent of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold. In addition, we monitor other factors that may influence the independence of a non-executive director, such as performance-related pay, cross-directorships, significant shareholdings, and tenure. We support the annual election of directors and encourage Australian and New Zealand companies to adopt this practice.

Board Committees	We believe companies should have committees for audit, remuneration, and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence, and their effectiveness and resource levels. ASX Corporate Governance Principles requires listed companies to have an audit committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. It also requires that the committee be chaired by an independent director who is not the chair of the board. We hold Australian and New Zealand companies to our global standards for developed financial markets by requiring that all members of the audit committee be independent directors.

The nomination committee is responsible for evaluating and reviewing the balance of skills, knowledge, and experience of the board. It also ensures that adequate succession plans are in place for directors and the CEO. We may vote against the re-election of members of the nomination committee if the board has failed to address concerns over board structure or succession.

Board Gender Diversity	We expect boards of all listed companies to have at least one female board member and the boards of ASX 300 companies to be composed of at least 30 percent women directors. If a company does not meet the applicable expectation, State Street Global Advisors may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee. Additionally, if a company does not meet the applicable expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee or those persons deemed responsible for the nomination process.

We may waive this voting guideline if a company engages with State Street Global Advisors and provides a specific, timebound plan for either reaching the 30-percent threshold (ASX 300) or for adding a woman director (non-ASX 300).

B-40

Board Responsiveness to High Dissent Against Pay Proposals	Executive pay is another important aspect of corporate governance. We believe that executive pay should be determined by the board of directors. We expect companies to have in place remuneration committees to provide independent oversight over executive pay. ASX Corporate Governance Principles require listed companies to have a remuneration committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. Similarly, the NZX Corporate Governance Code recommends that at least a majority of remuneration committee members be independent.

Since Australia has a non-binding vote on pay with a two-strike rule requiring a board spill vote in the event of a second strike, we believe that the vote provides investors a mechanism to address concerns they may have on the quality of oversight provided by the board on remuneration issues. Accordingly, our voting guidelines accommodate local market practice.

We believe poorly structured executive compensation plans pose increasing reputational risk to companies. Ongoing high level of dissent against a company’s compensation proposals may indicate that the company is not receptive to investor concerns. If the level of dissent against a company’s remuneration report and/or remuneration policy is consistently high, and we have determined that a vote against a pay-related proposal is warranted in the third consecutive year, we may vote against the Chair of the remuneration committee.

Climate-related Disclosure

State Street Global Advisors finds that the recommendations of the Taskforce on Climate-related Financial Disclosures (TCFD) provide the most effective framework for disclosure of climate-related risks and opportunities.

As such, we may take voting action against companies in the ASX 200 that fail to provide sufficient disclosure regarding climate-related risks and opportunities related to that company, or board oversight of climate related risks and opportunities, in accordance with the TCFD framework.

Indemnification and Limitations on Liability	Generally, State Street Global Advisors supports proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

B-41

Shareholder Rights

Virtual/Hybrid Shareholder Meetings

As a result of the COVID-19 pandemic, companies are increasingly conducting their shareholder meetings in a virtual or hybrid format. While we are encouraged by the success of virtual and hybrid shareholder meetings, companies and shareholders must remain vigilant in continuing to improve their virtual shareholder meeting practices.

Recognizing the success of virtual and hybrid shareholder meetings and a shifting regulatory environment, we will generally support proposals that grant boards the right to hold shareholder meetings in a virtual or hybrid format as long as companies uphold the following best practices:

• Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders

• Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders

• Provide a written record of all questions posed during the meeting, and

• Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices

If a company breaches of any of the criteria above, we may vote against the Chair of the nominating committee.

Accounting and Audit- Related Issues	Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have independent non-executive directors designated as members.

Appointment of External Auditors	State Street Global Advisors believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or to re-appoint at the annual meeting. When appointing external auditors and approving audit fees, we will take into consideration the level of detail in company disclosures. We will generally not support resolutions if adequate breakdown is not provided and if non-audit fees are more than 50 percent of audit fees. In addition, we may vote against members of the audit committee if we have concerns with audit-related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, we may consider auditor tenure when evaluating the audit process.

B-42

Approval of Financial Statements	We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we may vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

Capital Structure, Reorganization, and Mergers

Share Issuances	The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders’ ability to monitor the returns and to ensure capital is deployed efficiently. State Street Global Advisors supports capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares without pre-emption rights, we may vote against if such authorities are greater than 20 percent of the issued share capital. We may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100 percent of the issued share capital when the proceeds are not intended for specific purpose.

Share Repurchase Programs	We generally support proposals to repurchase shares, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Dividends	We generally support dividend payouts that constitute 30 percent or more of net income. We may vote against a dividend payout if the dividend payout ratio has been consistently below 30 percent without adequate explanation. We may also vote against if the payout is excessive given the company’s financial position. Particular attention will be warranted when the payment may damage the company’s long-term financial health.

B-43

Mergers and Acquisitions	Mergers or reorganization of the company structure often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation. Proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights are not supported. We will generally support transactions that maximize shareholder value. Some of the considerations include:

• Offer premium

• Strategic rationale

• Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest

• Offers made at a premium and where there are no other higher bidders

• Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

• Offers with potentially damaging consequences for minority shareholders because of illiquid stock

• Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

• The current market price of the security exceeds the bid price at the time of voting

Anti-Takeover Measures	We oppose anti-takeover defenses, such as authorities for the board to issue warrants convertible into shares to existing shareholders during a hostile takeover.

B-44

Remuneration

Executive Pay	There is a simple underlying philosophy that guides State Street Global Advisors’ analysis of executive pay; there should be a direct relationship between remuneration and company performance over the long term. Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider various factors, such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. We may oppose remuneration reports in which there seems to be a misalignment between pay and shareholders’ interests and where incentive policies and schemes have a re-test option or feature. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach.

Equity Incentive Plans	We may not support proposals on equity-based incentive plans where insufficient information is provided on matters, such as grant limits, performance metrics, performance, and vesting periods and overall dilution. Generally, we do not support options under such plans being issued at a discount to market price nor plans that allow for re-testing of performance metrics.

Non-Executive Director Pay	Authorities that seek shareholder approval for non-executive directors’ fees generally are not controversial. We generally support resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether the fees are excessive relative to fees paid by other comparable companies. We will evaluate any non-cash or performance-related pay to non-executive directors on a company-by-company basis.

Risk Management and Oversight	State Street Global Advisors believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion over the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with the political and economic landscape or as companies diversify or expand their operations into new areas.

B-45

As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively assess the risk of our clients’ portfolios and the broader market, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.

Consistent with this perspective, we may seek to engage with our portfolio companies to better understand how their boards are overseeing risks and opportunities the company has deemed to be material to its business or operations. If we believe a company has failed to implement and communicate effective oversight of these risks, we may consider voting against the directors responsible.

Environmental and Social Issues	As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social factors. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing an environmental or social topic material to the company would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, available at ssga.com/about-us/asset-stewardship.html.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care. .

* Pensions & Investments Research Center, as of December 31, 2021.

†  This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

B-46

ssga.com

Marketing communication

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense —Tour A —La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in

Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 —REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325

Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No.

B-47

2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA

unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1482395-3479907.3.1.GBL.RTL 0323

Exp. Date: 03/31/2024

B-48

March 2023

Continental Europe

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ Proxy Voting and Engagement Guidelinesi for Continental Europe outline our approach to voting and engaging with companies listed on stock exchanges in European markets, excluding the United Kingdom and Ireland. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which outline our overall approach to voting and engaging with companies, and State Street Global Advisors’ Conflicts Mitigation Guidelines, which provide information about managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.

i

These Proxy Voting and Engagement Guidelines (the “Guidelines”) are also applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street Corporation. Additionally, State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with the Global Proxy Voting and Engagement Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets.

B-49

State Street Global Advisors’ Proxy Voting and Engagement Guidelines for Continental Europe address our market-specific approaches to topics including directors and boards, accounting and audit-related issues, capital structure, reorganization and mergers, remuneration, and other governance-related issues.

When voting and engaging with companies in European markets, we consider market-specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country-specific best practice guidelines and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting principles.

In our analysis and research into corporate governance issues at European companies, we expect all companies at a minimum to comply with guidance issued by the European Commission and country-specific governance codes. Consistent with the “comply-or-explain” expectations commonly established by guidance and codes, we encourage companies to proactively disclose their level of compliance with applicable provisions and requirements. In cases of non-compliance, and when companies cannot explain the nuances of their governance structures effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise in order to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagements to address significant shareholder concerns and issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and Europe, Middle East and Africa (“EMEA”) investment teams, collaborating on issuer engagements and providing input on company-specific fundamentals.

Directors and Boards	Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and providing guidance on strategic matters, overseeing executive management, to selecting the CEO and other senior executives, creating a succession plan for the board and management, and providing effective risk oversight, including of risks related to sustainability issues. Further, we believe good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

B-50

We believe that a well-constituted board of directors with a balance of skills, expertise and independence, provides the foundations for a well-governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the (re-)election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise.

In our analysis of boards, we consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint.

We may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities (e.g. fraud, criminal wrongdoing and/or breach of fiduciary responsibilities).

Board Independence

In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. We believe a sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

Our broad criteria for director independence in European companies include factors such as:

• Participation in related-party transactions and other business relations with the company

• Employment history with the company

• Relations with controlling shareholders

• Family ties with any of the company’s advisers, directors or senior employees

• Serving as an employee or government representative

• Overall average board tenure and individual director tenure at issuers with classified and de-classified boards, respectively, and

• Company classification of a director as non-independent

While overall board independence requirements and board structures differ from market to market, we consider voting against directors we deem non-independent if overall board independence is below 33 percent or if overall independence level is below 50 percent after excluding employee representatives and/or directors elected in accordance with local laws who are not elected by shareholders. We may withhold support for a proposal to discharge the board if a company does not meet adequate governance standards or board level independence.

B-51

Separation Chair/CEO	We also assess the division of responsibilities between chair and CEO on a case-by-case basis, giving consideration to factors such as overall level of independence on the board and general corporate governance standards in the company. However, we may take voting action against the chair or members of the nominating committee at the STOXX Europe 600 companies that have combined the roles of chair and CEO and have not appointed an independent deputy chair or a lead independent director.

Director Time Commitments	When voting on the election or re-election of a director, we also consider the number of outside board directorships a non-executive and an executive may undertake. Thus, State Street Global Advisors may take voting action against a director who exceeds the number of board mandates listed below:

• Named Executive Officers (NEOs) of a public company who sit on more than two public company boards

• Non-executive board chairs or lead independent directors who sit on more than three public company boards

• Director nominees who sit on more than four public company boards

For non-executive board chairs/lead independent directors and director nominees who hold excessive commitments, as defined above, we may consider waiving our policy and vote in support of a director if a company discloses its director commitment policy in a publicly available manner (e.g., corporate governance guidelines, proxy statement, company website). This policy or associated disclosure must include:

• A numerical limit on public company board seats a director can serve on

– This limit cannot exceed our policy by more than one seat

• Consideration of public company board leadership positions (e.g., Committee Chair)

• Affirmation that all directors are currently compliant with the company policy

• Description of an annual policy review process undertaken by the Nominating Committee to evaluate outside director time commitments

If a director is imminently leaving a board and this departure is disclosed in a written, time-bound and publicly-available manner, we may consider waiving our withhold vote when evaluating the director for excessive time commitments.

Service on a mutual fund board, the board of a UK investment trust or a Special Purpose Acquisition Company (SPAC) board is not considered when evaluating directors for excessive commitments. However, we do expect these roles to be considered by nominating committees when evaluating director time commitments.

B-52

Director Attendance at Board Meetings

We also consider attendance at board meetings and may withhold votes from directors who attend less than 75 percent of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold. In addition, we monitor other factors that may influence the independence of a non-executive director, such as performance-related pay, cross-directorships and significant shareholdings. Moreover, we may vote against the election of a director whose biographical disclosures are insufficient to assess his or her role on the board and/or independence.

Board Gender Diversity

We expect boards of all listed companies to have at least one female board member and the boards of STOXX 600 companies to be composed of at least 30 percent women directors. If a company does not meet the applicable expectation, State Street Global Advisors may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee. Additionally, if a company does not meet the applicable expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee or those persons deemed responsible for the nomination process.

We may waive this voting guideline if a company engages with State Street Global Advisors and provides a specific, timebound plan for either reaching the 30-percent threshold (STOXX 600) or for adding a woman director (non-STOXX 600).

Length of Board Terms

Although we generally are in favour of the annual election of directors, we recognise that director terms vary considerably in different European markets. We may vote against article/bylaw changes that seek to extend director terms. In addition, we may vote against directors in certain markets if their terms extend beyond four years.

Board Committees

We believe companies should have relevant board level committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence, and assessing effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors. We expect companies to have remuneration committees to provide independent oversight of executive pay. We may vote against nominees who are executive members of audit or remuneration committees.

In certain European markets, it is not uncommon for the election of directors to be presented in a single slate. In these cases, where executives serve on the audit or the remuneration committees, we may vote against the entire slate.

Board Responsiveness to High Dissent Against Pay Proposals	Poorly-structured executive remuneration plans pose increasing reputational risk to companies. Ongoing high levels of dissent against a company’s remuneration proposals may indicate that the company is not receptive to investor concerns. If the level of dissent against a company’s remuneration report and/or remuneration policy is consistently high, and we have determined that a vote against a remuneration-related proposal is warranted in the third consecutive year, we may vote against the Chair of the remuneration committee.

B-53

Climate-related Disclosure

State Street Global Advisors finds that the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD) provide the most effective framework for disclosure of climate-related risks and opportunities.

As such, we may take voting action against companies in the STOXX 600 that fail to provide sufficient disclosure regarding climate-related risks and opportunities related to that company, or board oversight of climate-related risks and opportunities, in accordance with the TCFD framework.

Indemnification and Limitations on Liability

Generally, we support proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law if a director has not acted in bad faith, with gross negligence, or with reckless disregard of the duties involved in the conduct of his or her office.

Shareholder Rights

Virtual/Hybrid Shareholder Meetings

As a result of the COVID-19 pandemic, companies are increasingly conducting their shareholder meetings in a virtual or hybrid format. While we are encouraged by the success of virtual and hybrid shareholder meetings, companies and shareholders must remain vigilant in continuing to improve their virtual shareholder meeting practices.

Recognizing the success of virtual and hybrid shareholder meetings and a shifting regulatory environment, we will generally support proposals that grant boards the right to hold shareholder meetings in a virtual or hybrid format as long as companies uphold the following best practices:

• Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders

• Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders

• Provide a written record of all questions posed during the meeting, and

• Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices

If a company breaches of any of the criteria above, we may vote against the Chair of the nominating committee.

Accounting and Audit-Related Issues	Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting up an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

B-54

Appointment of External Auditors

We believe that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or re-appoint them at the annual meeting. When appointing external auditors and approving audit fees, we consider the level of detail in company disclosures; we will generally not support such resolutions if adequate breakdown is not provided and if non-audit fees are more than 50 percent of audit fees. In addition, we may vote against members of the audit committee if we have concerns with audit-related issues or if the level of non-audit fees to audit fees is significant. We may consider auditor tenure when evaluating the audit process in certain circumstances.

Limit Legal Liability of External Auditors	We generally oppose limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

Approval of Financial Statements

We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we may vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

Capital Structure, Reorganization, and Mergers In some European markets, differential voting rights continue to exist. State Street Global Advisors supports the one-share, one-vote policy and favors a share structure where all shares have equal voting rights. We believe pre-emption rights should be introduced for shareholders in order to provide adequate protection from excessive dilution from the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

Unequal Voting Rights	We generally oppose proposals authorizing the creation of new classes of common stock with superior voting rights. We will generally oppose the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights. In addition, we will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders. We support proposals to abolish voting caps and capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Increase in Authorized Capital	The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders’ ability to monitor returns and to ensure capital is deployed efficiently. We support capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

B-55

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares whilst disapplying pre-emption rights, we may vote against if such authorities are greater than 20 percent of the issued share capital. We may also vote against resolutions that seek authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we oppose capital issuance proposals greater than 100 percent of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs	We typically support proposals to repurchase shares; however, there are exceptions in some cases. We do not support repurchases if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, the range of premium/discount to market price at which the company can repurchase shares, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Dividends	We generally support dividend payouts that constitute 30 percent or more of net income. We may vote against the dividend payouts if the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company’s financial position. Particular attention will be paid to cases in which the payment may damage the company’s long-term financial health.

Related-Party Transactions	Some companies in European markets have a controlled ownership structure and complex cross-shareholdings between subsidiaries and parent companies (“related companies”). Such structures may result in the prevalence of related-party transactions between the company and its various stakeholders, such as directors and management, subsidiaries and shareholders. In markets where shareholders are required to approve such transactions, we expect companies to provide details of the transaction, such as the nature, the value and the purpose of such a transaction. We also encourage independent directors to ratify such transactions. Further, we encourage companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Mergers and Acquisitions	Mergers or restructurings often involve proposals relating to reincorporation, restructurings, mergers, liquidation and other major changes to the corporation. Proposals will be supported if they are in the best interest of the shareholders, which is demonstrated by enhancing share value or improving the effectiveness of the company’s operations. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights are not supported.

B-56

We will generally support transactions that maximize shareholder value. Some of the considerations include:

• Offer premium

• Strategic rationale

• Board oversight of the process for the recommended transaction, including director and/or management conflicts of interest

• Offers made at a premium and where there are no other higher bidders

• Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

• Offers with potentially damaging consequences for minority shareholders because of illiquid stock

• Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

• The current market price of the security exceeds the bid price at the time of voting.

Anti-Takeover Measures	European markets have diverse regulations concerning the use of share issuances as takeover defenses, with legal restrictions lacking in some markets. We support the one-share, one-vote policy. For example, dual-class capital structures entrench certain shareholders and management, insulating them from possible takeovers. We oppose unlimited share issuance authorizations because they can be used as anti-takeover devices. They have the potential for substantial voting and earnings dilution. We also monitor the duration of time for authorities to issue shares, as well as whether there are restrictions and caps on multiple issuance authorities during the specified time periods. We oppose antitakeover defenses, such as authorities for the board when subject to a hostile takeover to issue warrants convertible into shares to existing shareholders.
Remuneration

Executive Pay	Despite the differences among the various types of plans and awards, there is a simple underlying philosophy that guides our analysis of executive pay: there should be a direct relationship between remuneration and company performance over the long term.

B-57

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach.

Equity Incentives Plans	We may not support proposals regarding equity-based incentive plans where insufficient information is provided on matters, including grant limits, performance metrics, performance and vesting periods, and overall dilution. Generally, we do not support options under such plans being issued at a discount to market price or plans that allow for retesting of performance metrics.

Non-Executive Director Pay	In European markets, proposals seeking shareholder approval for non-executive directors’ fees are generally not controversial. We typically support resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether the fees are excessive relative to fees paid by comparable companies. We will evaluate any non-cash or performance-related pay to non-executive directors on a company-by-company basis.

Risk Management

We believe that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion regarding the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with the political and economic landscape or as companies diversify or expand their operations into new areas.

As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively assess the risk of our clients’ portfolios and the broader market, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.

B-58

Consistent with this perspective, we may seek to engage with our portfolio companies to better understand how their boards are overseeing risks and opportunities the company has deemed to be material to its business or operations. If we believe a company has failed to implement and communicate effective oversight of these risks, we may consider voting against the directors responsible.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social factors. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing an environmental or social topic material to the company would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, available at ssga.com/about-us/asset-stewardship.html.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.

†  This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

B-59

ssga.com

Marketing communication

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global

Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s

Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of

Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2.

State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage,100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92.

Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of

Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2.

Hong Kong: State Street Global Advisors Asia Limited,

68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland.

Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 —REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities

Dealers’ Association. Netherlands: State Street

Global Advisors Netherlands,

Apollo Building 7th floor, Herikerbergweg

29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global

Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of

Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

B-60

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1482701-3479909.3.1.GBL.RTL 0323 Exp. Date: 03/31/2024

B-61

March 2023

Japan

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ Proxy Voting and Engagement Guidelinesi for Japan outline our approach to voting and engaging with companies listed on stock exchanges in Japan. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which outline our overall approach to voting and engaging with companies, and State Street Global Advisors’ Conflicts Mitigation Guidelines, which provide information about managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.

i

These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc.. SSGA Funds Management, Inc.is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

B-62

State Street Global Advisors’ Proxy Voting and Engagement Guidelines for Japan address our market-specific approaches to topics including directors and boards, accounting and audit-related issues, capital structure, remuneration and mergers, compensation, and other governance-related issues. When voting and engaging with companies in global markets, we consider market-specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect all companies to observe the relevant laws and regulations of their respective markets, as well as any country-specific best practice guidelines and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting principles.

With companies in Japan, State Street Global Advisors takes into consideration the unique aspects of Japanese corporate governance structures. We recognize that under Japanese corporate law, companies may choose between three structures of corporate governance: the statutory auditor system, the committee structure and the hybrid structure.

Most Japanese boards predominantly consist of executives and non-independent outsiders affiliated through commercial relationships or cross-shareholdings. Nonetheless, when evaluating companies, State Street Global Advisors expects the boards of Japanese companies to address conflicts of interest and risk management, and to demonstrate an effective process for monitoring management.

Regardless of the corporate governance structure a company adopts, we expect all companies at a minimum to comply with Japan’s Corporate Governance Code (the “Code”). Consistent with the ‘comply or explain’ expectations established by the Code, we encourage companies to proactively disclose their level of compliance with the Code. In instances of non-compliance, and when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and Asia-Pacific (“APAC”) Investment Teams, collaborating on issuer engagements and providing input on company-specific fundamentals.

B-63

Directors and Boards	Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and providing guidance on strategic matters, overseeing executive management, to selecting the CEO and other senior executives, creating a succession plan for the board and management, and providing effective risk oversight, including of risks related to sustainability issues. Further, we believe good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

State Street Global Advisors believes that a well-constituted board of directors with a balance of skills, expertise and independence provides the foundation for a well-governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the (re-)election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise.

Japanese companies have the option of having a traditional board of directors with statutory auditors, a board with a committee structure, or a hybrid board with a board level audit committee. We will generally support companies that seek shareholder approval to adopt a committee or hybrid board structure.

Most Japanese issuers prefer the traditional statutory auditor structure. Statutory auditors act in a quasi-compliance role, as they are not involved in strategic decision-making, nor are they part of the formal management decision process. Statutory auditors attend board meetings, but do not have voting rights at the board; however, they have the right to seek an injunction and conduct broad investigations of unlawful behavior in the company’s operations.

State Street Global Advisors will support the election of statutory auditors unless the outside statutory auditor nominee is regarded as non-independent based on our criteria, the outside statutory auditor has attended less than 75 percent of meetings of the board of directors or the board of statutory auditors during the year under review, or the statutory auditor has been remiss in the performance of their oversight responsibilities (fraud, criminal wrongdoing, and breach of fiduciary responsibilities).

Board Independence

In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions that are necessary to protect shareholder interests.

We believe that boards of TOPIX 500 companies should have at least three independent directors and be at least one-third independent. Otherwise, we may oppose the board leader who is responsible for the director nomination process.

B-64

For non-TOPIX 500 companies, we may oppose the board leader if the board does not have at least two independent directors. For companies with a committee structure or a hybrid board structure, we also take into consideration the overall independence level of the committees.

In determining director independence, we consider the following factors:

•  Participation in related-party transactions and other business relations with the company

•  Past employment with the company

•  Professional services provided to the company

•  Family ties with the company

Regardless of board structure, we may oppose the election of a director for the following reasons:

•  Failure to attend board meetings

•  In instances of egregious actions related to a director’s service on the board

Board Gender Diversity

We expect boards of all listed companies to have at least one female board member. If a company does not meet this expectation, State Street Global Advisors may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee. Additionally, if a company does not meet this expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee or those persons deemed responsible for the nomination process.

We may waive this voting guideline if a company engages with State Street Global Advisors and provides a specific, timebound plan for adding at least one woman to its board.

Climate-related Disclosures

State Street Global Advisors finds that the recommendations of the Taskforce on Climate-related Financial Disclosures (TCFD) provide the most effective framework for disclosure of climate-related risks and opportunities.

As such, we take voting action against companies in the TOPIX 100 that fail to provide sufficient disclosure regarding climate-related risks and opportunities related to that company, or board oversight of climate-related risks and opportunities, in accordance with the TCFD framework.

Indemnification and Limitations on Liability	Generally, State Street Global Advisors supports proposals to limit directors’ and statutory auditors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. We believe limitations and indemnification are necessary to attract and retain qualified directors.

B-65

Shareholder Rights

Virtual/Hybrid Shareholder Meetings	As a result of the COVID-19 pandemic, companies are increasingly conducting their shareholder meetings in a virtual or hybrid format. While we are encouraged by the success of virtual and hybrid shareholder meetings, companies and shareholders must remain vigilant in continuing to improve their virtual shareholder meeting practices.

Recognizing the success of virtual and hybrid shareholder meetings and a shifting regulatory environment, we will generally support proposals that grant boards the right to hold shareholder meetings in a virtual or hybrid format as long as companies uphold the following best practices:

• Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders

• Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders

• Provide a written record of all questions posed during the meeting, and

• Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices

If a company breaches of any of the criteria above, we may vote against the Chair of the nominating committee.

Accounting and Audit- Related Issues	State Street Global Advisors believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should have the opportunity to vote on the appointment of the auditor at the annual meeting.

Ratifying External Auditors	We generally support the appointment of external auditors unless the external auditor is perceived as being non-independent and there are concerns about the accounts presented and the audit procedures followed.

Approval of Financial Statements	We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we may vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

Limiting Legal Liability of External Auditors	We generally oppose limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

B-66

Capital Structure, Reorganization, and Mergers

Unequal Voting Rights	State Street Global Advisors supports the “one-share, one-vote” policy and favors a share structure where all shares have equal voting rights. We support proposals to abolish voting caps or multiple voting rights and will oppose measures to introduce these types of restrictions on shareholder rights.

We generally oppose proposals authorizing the creation of new classes of common stock with superior voting rights. We will generally oppose new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, we will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders.

However, we will support capitalization changes that eliminate other classes of stock and/ or unequal voting rights.

Share Capital Increases	We believe pre-emption rights should be introduced for shareholders. This can provide adequate protection from excessive dilution due to the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

Increase in Authorized Capital	We generally support increases in authorized capital where the company provides an adequate explanation for the use of shares. In the absence of an adequate explanation, we may oppose the request if the increase in authorized capital exceeds 100 percent of the currently authorized capital. Where share issuance requests exceed our standard threshold, we will consider the nature of the specific need, such as mergers, acquisitions and stock splits.

Dividends	We generally support dividend payouts that constitute 30 percent or more of net income. We may vote against a dividend payout if the dividend payout ratio has been consistently below 30 percent without adequate explanation or if the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long-term financial health.

Share Repurchase Programs	Companies are allowed under Japan Corporate Law to amend their articles to authorize the repurchase of shares at the board’s discretion. We will oppose such amendments. We believe the company should seek shareholder approval for a share repurchase program at each year’s AGM, providing shareholders the right to evaluate the terms of the repurchase.

B-67

We generally support proposals to repurchase shares, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Mergers and Acquisitions	Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations and other major changes to the corporation. We will support proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations. In general, provisions that are deemed to be destructive to shareholders’ rights or financially detrimental will not be supported.

We evaluate mergers and structural reorganizations on a case-by-case basis. We will generally support transactions that we believe will maximize shareholder value. Some of the considerations include, but are not limited to, the following:

• Offer premium

• Strategic rationale

• Board oversight of the process for the recommended transaction, including director and/ or management conflicts of interest

• Offers made at a premium and where there are no other higher bidders

• Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

• Offers with potentially damaging consequences for minority shareholders because of illiquid stock

• Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

• Offers in which the current market price of the security exceeds the bid price at the time of voting

Anti-Takeover Measures	In general, State Street Global Advisors believes that adoption of poison pills that have been structured to protect management and to prevent takeover bids from succeeding is not in shareholders’ interest. A shareholder rights plan may lead to management entrenchment. It may also discourage legitimate tender offers and acquisitions. Even if the premium paid to companies with a shareholder rights plan is higher than that offered to unprotected firms, a company’s chances of receiving a takeover offer in the first place may be reduced by the presence of a shareholder rights plan.

B-68

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported.

Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

In evaluating the adoption or renewal of a Japanese issuer’s shareholder rights plans (“poison pill”), we consider the following conditions: (i) release of proxy circular with details of the proposal with adequate notice in advance of meeting, (ii) minimum trigger of over 20 percent, (iii) maximum term of three years, (iv) sufficient number of independent directors, (v) presence of an independent committee, (vi) annual election of directors, and (vii) lack of protective or entrenchment features. Additionally, we consider the length of time that a shareholder rights plan has been in effect.

In evaluating an amendment to a shareholder rights plan (“poison pill”), in addition to the conditions above, we will also evaluate and consider supporting proposals where the terms of the new plan are more favorable to shareholders’ ability to accept unsolicited offers.

“Cross-shareholdings”

“Cross-Shareholdings” are a long-standing feature of the balance sheets of many Japanese companies, but, in our view, can be detrimental for corporate governance practices and ultimately shareholder returns.

Therefore, State Street Global Advisors may vote against the board leader at those TOPIX 500 companies where the “cross-shareholdings” (strategic listed shares) held by a company exceed 30 percent of the company’s net assets (as in the securities report disclosed for the previous fiscal year).

We may waive the guideline if a company engages with State Street Global Advisors and provides a specific, timebound, and publicly available plan for reducing its exposure to “cross-shareholdings”:

• To less than 30% by 2025; or

• By 50% of current level by 2025

Compensation	In Japan, excessive compensation is rarely an issue. Rather, the problem tends to be the lack of connection between pay and performance. Fixed salaries and cash retirement bonuses tend to comprise a significant portion of the compensation structure while performance-based pay is generally a small portion of the total pay. State Street Global Advisors, where possible, seeks to encourage the use of performance-based compensation in Japan as an incentive for executives and as a way to align interests with shareholders.

B-69

Adjustments to Aggregate Compensation Ceiling for Directors	Remuneration for directors in Japan is generally reasonable. Typically, each company sets the director compensation parameters as an aggregate, thereby limiting the total pay to all directors. When requesting a change, a company must disclose the last time the ceiling was adjusted, and management provides the rationale for the ceiling increase. We will generally support proposed increases to the ceiling if the company discloses the rationale for the increase. We may oppose proposals to increase the ceiling if there has been corporate malfeasance or sustained poor performance.

Annual Bonuses for Directors/Statutory Auditors	In Japan, since there are no legal requirements that mandate companies to seek shareholder approval before awarding a bonus, we believe that existing shareholder approval of the bonus should be considered best practice. As a result, we support management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.

Retirement Bonuses for Directors/Statutory Auditors	While many companies in Japan have abolished the practice where retirement bonuses, based upon tenure, make up a sizeable portion of directors and auditors’ lifetime compensation, there remain many proposals seeking shareholder approval for the total amounts paid to directors and statutory auditors as a whole. In general, we support these payments unless the recipient is an outsider or in instances where the amount is not disclosed.

Stock Plans	Most option plans in Japan are conservative, particularly at large companies. Japanese corporate law requires companies to disclose the monetary value of the stock options for directors and/or statutory auditors. Some companies do not disclose the maximum number of options that can be issued per year and shareholders are unable to evaluate the dilution impact. In this case, we cannot calculate the dilution level and, therefore, we may oppose such plans due to poor disclosure. We also oppose plans that allow for the repricing of options.

Deep Discount Options	As Japanese companies move away from the retirement bonus system, deep discount options plans have become more popular. Typically, the exercise price is set at JPY 1 per share. We evaluate deep discount options using the same criteria used to evaluate stock options and consider the vesting period.

Risk Management	We believe that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion regarding the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with the changing political and economic landscape or as companies diversify or expand their operations into new areas.

B-70

As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively assess the risk of our clients’ portfolios and the broader market, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.

Consistent with this perspective, we may seek to engage with our portfolio companies to better understand how their boards are overseeing risks and opportunities the company has deemed to be material to its business or operations. If we believe a company has failed to implement and communicate effective oversight of these risks, we may consider voting against the directors responsible.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social factors. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we investon behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing an environmental or social topic material to the company would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, available at ssga.com/about-us/asset-stewardship.html.

General/Routine

Expansion of Business Activities	Japanese companies’ articles of incorporation strictly define the types of businesses in which a company is permitted to engage. In general, State Street Global Advisors views proposals that expand and diversify the company’s business activities as routine and non-contentious. We will monitor instances in which there has been an inappropriate acquisition and diversification away from the company’s main area of competence that resulted in a decrease of shareholder value.

B-71

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.

† This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

B-72

ssga.com

Marketing communications

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central

Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment

Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

B-73

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1482398-3479913.3.1.GBL.RTL 0323

Exp. Date: 03/31/2024

B-74

March 2023

North America (United States & Canada)

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ Proxy Voting and Engagement Guidelinesi for North America outline our approach to voting and engaging with companies listed on stock exchanges in the United States and Canada. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which outline our overall approach to voting and engaging with companies, and State Street Global Advisors’ Conflicts Mitigation Guidelines, which provide information about managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.

i

These Proxy Voting and Engagement Guidelines (the “Guidelines”) are also applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street Corporation. Additionally, State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with the Global Proxy Voting and Engagement Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets.

B-75

State Street Global Advisors’ Proxy Voting and Engagement Guidelines for North America (United States [“US”] and Canada) address our market-specific approaches to topics including directors and boards, accounting and audit related issues, capital structure, reorganization and mergers, compensation, and other governance-related issues.

When voting and engaging with companies in global markets, we consider market-specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country specific best practice guidelines and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting principles.

In our analysis and research into corporate governance issues in North America, we expect all companies to act in a transparent manner and to provide detailed disclosure on board profiles, related-party transactions, executive compensation, and other governance issues that impact shareholders’ long-term interests. Further, as a founding member of the Investor Stewardship Group (“ISG”), we proactively monitor companies’ adherence to the Corporate Governance Principles for US listed companies (the “Principles”). Consistent with the “comply-or-explain” expectations established by the Principles, we encourage companies to proactively disclose their level of compliance with the Principles. In instances of non-compliance, and when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy	In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagements to address significant shareholder concerns and issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and various other investment teams, collaborating on issuer engagements and providing input on company-specific fundamentals.

B-76

Directors and Boards	Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and providing guidance on strategic matters, overseeing executive management, to selecting the CEO and other senior executives, creating a succession plan for the board and management, and providing effective risk oversight, including of risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

State Street Global Advisors believes that a well-constituted board of directors, with a balance of skills, expertise, and independence, provides the foundations for a well-governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the (re-)election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise.

In our analysis of boards, we consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues, such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint.

In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. We believe a sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

Director-related proposals include issues submitted to shareholders that deal with the composition of the board or with members of a corporation’s board of directors. In deciding the director nominee to support, we consider numerous factors.

Director Elections	Our director election guideline focuses on companies’ governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors we consider when evaluating governance practices include, but are not limited to the following:

• Shareholder rights

• Board independence

• Board structure

B-77

If a company demonstrates appropriate governance practices, we believe a director should be classified as independent based upon the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board should meet the minimum standards of independence. Accordingly, we may vote against a nominee at a company with appropriate governance practices if the director is classified as non-independent under relevant listing standards or local market practice and serves on a key committee of the board (compensation, audit, nominating, or committees required to be fully independent by local market standards).

Conversely, if a company demonstrates negative governance practices, State Street Global Advisors believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based upon the following classification standards:

• Is the nominee an employee of or related to an employee of the issuer or its auditor?

• Does the nominee provide professional services to the issuer?

• Has the nominee attended an appropriate number of board meetings?

• Has the nominee received non-board related compensation from the issuer?

In the US market where companies demonstrate negative governance practices, these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, we may vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.

Additionally, we may withhold votes from directors based on the following:

•  Overall average board tenure is excessive. In assessing excessive tenure, we consider factors such as the preponderance of long tenured directors, board refreshment practices, and classified board structures

• Directors attend less than 75 percent of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold

• Directors of companies that have not been responsive to a shareholder proposal that received a majority shareholder support at the last annual or special meeting

• Consideration can be warranted if management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s)

B-78

•  Directors of companies have unilaterally adopted/ amended company bylaws that negatively impact our shareholder rights (such as fee-shifting, forum selection, and exclusion service bylaws) without putting such amendments to a shareholder vote

• Compensation committee members where there is a weak relationship between executive pay and performance over a five-year period

• Audit committee members if non-audit fees exceed 50 percent of total fees paid to the auditors

• Directors who appear to have been remiss in their duties

Board Gender Diversity

We expect boards of all listed companies to have at least one female board member and the boards of Russell 3000 companies to be composed of at least 30 percent women directors. If a company does not meet the applicable expectation, State Street Global Advisors may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee. Additionally, if a company does not meet the applicable expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee or those persons deemed responsible for the nomination process.

We may waive this voting guideline if a company engages with State Street Global Advisors and provides a specific, timebound plan for either reaching the 30-percent threshold (Russell 3000) or for adding a woman director (non-Russell 3000).

Board Racial/Ethnic Diversity

We believe effective board oversight of a company’s long-term business strategy necessitates a diversity of perspectives, especially in terms of gender, race and ethnicity. If a company in the Russell 1000 does not disclose, at minimum, the gender, racial and ethnic composition of its board, we may vote against the Chair of the nominating committee. We may withhold support from the Chair of the nominating committee also when a company in the S&P 500 does not have at least one director from an underrepresented racial/ethnic community on its board.

Workforce Diversity

We may vote against the Chair of the compensation committee at companies in the S&P 500 that do not disclose their EEO-1 reports. Acceptable disclosures include:

• The original EEO-1 report response

• The exact content of the report translated into custom graphics

B-79

Director Time Commitments

When voting on the election or re-election of a director, we also consider the number of outside board directorships that a non-executive and an executive may undertake. Thus, State Street Global Advisors may take voting action against a director who exceeds the number of board mandates listed below:

• Named Executive Officers (NEOs) of a public company who sit on more than two public company boards

• Non-executive board chairs or lead independent directors who sit on more than three public company boards

• Director nominees who sit on more than four public company boards

For non-executive board chairs/lead independent directors and director nominees who hold excessive commitments, as defined above, we may consider waiving our policy and vote in support of a director if a company discloses its director commitment policy in a publicly available manner (e.g., corporate governance guidelines, proxy statement, company website). This policy or associated disclosure must include:

• A numerical limit on public company board seats a director can serve on

– This limit cannot exceed our policy by more than one seat

• Consideration of public company board leadership positions (e.g., Committee Chair)

• Affirmation that all directors are currently compliant with the company policy

• Description of an annual policy review process undertaken by the Nominating Committee to evaluate outside director time commitments

If a director is imminently leaving a board and this departure is disclosed in a written, time-bound and publicly-available manner, we may consider waiving our withhold vote when evaluating the director for excessive time commitments.

Service on a mutual fund board, the board of a UK investment trust or a Special Purpose Acquisition Company (SPAC) board is not considered when evaluating directors for excessive commitments. However, we do expect these roles to be considered by nominating committees when evaluating director time commitments.

Climate-related Disclosures

State Street Global Advisors finds that the recommendations of the Taskforce on Climate-related Financial Disclosures (TCFD) provide the most effective framework for disclosure of climate-related risks and opportunities.

B-80

As such, we may take voting action against companies in the S&P 500 and S&P/TSX Composite that fail to provide sufficient disclosure regarding climate-related risks and opportunities related to that company, or board oversight of climate-related risks and opportunities, in accordance with the TCFD framework.

Director-Related Proposals	We generally vote for the following director-related proposals:

• Discharge of board members’ duties, in the absence of pending litigation, regulatory investigation, charges of fraud, or other indications of significant concern

• Proposals to restore shareholders’ ability in order to remove directors with or without cause

• Proposals that permit shareholders to elect directors to fill board vacancies

• Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid

We generally vote against the following director-related proposals:

• Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

• Proposals that relate to the “transaction of other business as properly comes before the meeting,” which extend “blank check” powers to those acting as proxy

• Proposals requiring two candidates per board seat

Majority Voting	We will generally support a majority vote standard based on votes cast for the election of directors.

We will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares cast) to pass or to repeal certain provisions.

Annual Elections	We generally support the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees, as well as the existence of a shareholder rights plan.

Cumulative Voting	We do not support cumulative voting structures for the election of directors.

B-81

Separation Chair/CEO	We analyze proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including the appointment of and role played by a lead director, a company’s performance, and the overall governance structure of the company.

However, we may take voting action against the chair or members of the nominating committee at S&P 500 companies that have combined the roles of chair and CEO and have not appointed a lead independent director.

Proxy Access	In general, we believe that proxy access is a fundamental right and an accountability mechanism for all long-term shareholders. We will consider proposals relating to proxy access on a case-by-case basis. We will support shareholder proposals that set parameters to empower long-term shareholders while providing management the flexibility to design a process that is appropriate for the company’s circumstances.
We will review the terms of all other proposals and will support those proposals that have been introduced in the spirit of enhancing shareholder rights.

Considerations include the following:

•  The ownership thresholds and holding duration proposed in the resolution

•  The binding nature of the proposal

•  The number of directors that shareholders may be able to nominate each year

•  Company governance structure

•  Shareholder rights

•  Board performance

Age/Term Limits	Generally, we may vote against age and term limits unless the company is found to have poor board refreshment and director succession practices, and has a preponderance of non-executive directors with excessively long tenures serving on the board.

Approve Remuneration of Directors	Generally, we will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.

B-82

Indemnification	Generally, we support proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Classified Boards	We generally support annual elections for the board of directors.

Confidential Voting	We will support confidential voting.

Board Size	We will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Board Responsiveness	We may vote against the re-election of members of the compensation committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach. In addition, if the level of dissent against a management proposal on executive pay is consistently high, and we have determined that a vote against a pay-related proposal is warranted in the third consecutive year, we may vote against the Chair of the compensation committee.

Shareholder Rights

Virtual/Hybrid Shareholder Meetings	As a result of the COVID-19 pandemic, companies are increasingly conducting their shareholder meetings in a virtual or hybrid format. While we are encouraged by the success of virtual and hybrid shareholder meetings, companies and shareholders must remain vigilant in continuing to improve their virtual shareholder meeting practices.

Recognizing the success of virtual and hybrid shareholder meetings and a shifting regulatory environment, we will generally support proposals that grant boards the right to hold shareholder meetings in a virtual or hybrid format as long as companies uphold the following best practices:

• Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders

• Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders

• Provide a written record of all questions posed during the meeting, and

B-83

• Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices

If a company breaches of any of the criteria above, we may vote against the Chair of the nominating committee.

Accounting and Audit-Related Issues

Ratifying Auditors and Approving Auditor Compensation	We support the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. We deem audit fees to be excessive if the non-audit fees for the prior year constituted 50 percent or more of the total fees paid to the auditor. We will also support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

We will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.

Approval of Financial Statements

We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we may vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

Capital Structure	Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company.

B-84

The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, we support requests that are not unreasonably dilutive or enhance the rights of common shareholders. In considering authorized share proposals, the typical threshold for approval is 100percent over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.

Increase in Authorized Common Shares	In general, we support share increases for general corporate purposes up to 100 percent of current authorized stock.

We support increases for specific corporate purposes up to 100 percent of the specific need plus 50 percent of current authorized common stock for US and Canadian firms.

When applying the thresholds, we will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Increase in Authorized Preferred Shares	We vote on a case-by-case basis on proposals to increase the number of preferred shares.
Generally, we will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
We will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). However, we may vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Unequal Voting Rights	We will not support proposals authorizing the creation of new classes of common stock with superior voting rights and may vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, we will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.

However, we will support capitalization changes that eliminate other classes of stock and/ or unequal voting rights.

Reorganization and Mergers	The reorganization of the structure of a company or mergers often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.

B-85

Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported.
In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.
We will generally support transactions that maximize shareholder value. Some of the considerations include the following:
• Offer premium
• Strategic rationale
• Board oversight of the process for the recommended transaction, including, director and/ or management conflicts of interest
• Offers made at a premium and where there are no other higher bidders
• Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:
• Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
• Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders
• The current market price of the security exceeds the bid price at the time of voting

Anti-Takeover Issues	Typically, these are proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or to delete a provision that is deemed to have an anti-takeover effect. The majority of these proposals deal with management’s attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.
Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management may not be supported.
Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

B-86

Shareholder Rights Plans	US: We will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.

In general, we may vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).
We will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20 percent, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” nor similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).
Canada: We analyze proposals for shareholder approval of a shareholder rights plan (“poison pill”) on a case-by-case basis taking into consideration numerous factors, including but not limited to, whether it conforms to ‘new generation’ rights plans and the scope of the plan.

Special Meetings	We will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their bylaws if:
• The company also does not allow shareholders to act by written consent
• The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25 percent of outstanding shares
We will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10 percent ownership threshold) the right to call for a special meeting in their bylaws if:
• The current ownership threshold to call for a special meeting is above 25 percent of outstanding shares
We will vote for management proposals related to special meetings.

Written Consent	We will vote for shareholder proposals on written consent at companies if:
• The company does not have provisions in their bylaws giving shareholders the right to call for a special meeting

B-87

• The company allows shareholders the right to call for a special meeting, but the current ownership threshold to call for a special meeting is above 25percent of outstanding shares
• The company has a poor governance profile

We will vote management proposals on written consent on a case-by-case basis.

Super-Majority	We will generally vote against amendments to bylaws requiring super-majority shareholder votes to pass or repeal certain provisions. We will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

Compensation	Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, the terms of the plan should be designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans that benefit participants only when the shareholders also benefit are those most likely to be supported.

Advisory Vote on Executive Compensation and Frequency	State Street Global Advisors believes executive compensation plays a critical role in aligning executives’ interest with shareholders’, attracting, retaining and incentivizing key talent, and ensuring positive correlation between the performance achieved by management and the benefits derived by shareholders. We support management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period. We seek adequate disclosure of various compensation elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy, and performance. Further shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance on an annual basis.

In Canada, where advisory votes on executive compensation are not commonplace, we will rely primarily upon engagement to evaluate compensation plans.

Employee Equity Award Plans	We consider numerous criteria when examining equity award proposals. Generally we do not vote against plans for lack of performance or vesting criteria. Rather the main criteria that will result in a vote against an equity award plan are:

B-88

Excessive voting power dilution To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. We review that number in light of certain factors, such as the industry of the issuer.

Historical option grants Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than five to eight percent are generally not supported.

Repricing We may vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.

Other criteria include the following:

• Number of participants or eligible employees

• The variety of awards possible

• The period of time covered by the plan

There are numerous factors that we view as negative. If combined they may result in a vote against a proposal. Factors include:

• Grants to individuals or very small groups of participants

• “Gun-jumping” grants which anticipate shareholder approval of a plan or amendment

• The power of the board to exchange “underwater” options without shareholder approval. This pertains to the ability of a company to reprice options, not the actual act of repricing described above

• Below market rate loans to officers to exercise their options

• The ability to grant options at less than fair market value;

• Acceleration of vesting automatically upon a change in control

• Excessive compensation (i.e. compensation plans which we deem to be overly dilutive)

Share Repurchases If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.

B-89

Companies will not have any such repurchase plan factored into the dilution calculation if they do not (i) clearly state the intentions of any proposed share buy-back plan, (ii) disclose a definitive number of the shares to be bought back, (iii) specify the range of premium/discount to market price at which a company can repurchase shares, and (iv) disclose the time frame during which the shares will be bought back.

162(m) Plan Amendments If a plan would not normally meet our criteria described above, but was primarily amended to add specific performance criteria to be used with awards that were designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then we will support the proposal to amend the plan.

Employee Stock Option Plans	We generally vote for stock purchase plans with an exercise price of not less than 85 percent of fair market value. However, we take market practice into consideration.

Compensation-Related Items	We generally support the following proposals:
• Expansions to reporting of financial or compensation-related information within reason

• Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

We generally vote against the following proposal:

• Retirement bonuses for non-executive directors and auditors

Miscellaneous/ Routine Items	We generally support the following miscellaneous/routine governance items:
• Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate

• Opting-out of business combination provision

• Proposals that remove restrictions on the right of shareholders to act independently of management

• Liquidation of the company if the company will file for bankruptcy if the proposal is not approved

• Shareholder proposals to put option repricings to a shareholder vote

•  General updating of, or corrective amendments to, charter and bylaws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

B-90

• Change in corporation name

• Mandates that amendments to bylaws or charters have shareholder approval

•  Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable

•  Repeals, prohibitions or adoption of anti-greenmail provisions

•  Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced and proposals to implement a reverse stock split to avoid delisting

• Exclusive forum provisions

State Street Global Advisors generally does not support the following miscellaneous/ routine governance items:

• Proposals requesting companies to adopt full tenure holding periods for their executives

• Reincorporation to a location that we believe has more negative attributes than its current location of incorporation

• Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable

• Proposals to approve other business when it appears as a voting item

• Proposals giving the board exclusive authority to amend the bylaws

• Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal

Risk Management	We believe that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion regarding the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with the changing political and economic landscape or as companies diversify or expand their operations into new areas.

As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively assess the risk of our clients’ portfolios and the broader market, we expect our portfolio companies to manage risks and opportunities that are

B-91

material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.

Consistent with this perspective, we may seek to engage with our portfolio companies to better understand how their boards are overseeing risks and opportunities the company has deemed to be material to its business or operations. If we believe a company has failed to implement and communicate effective oversight of these risks, we may consider voting against the directors responsible.

Environmental and Social Issues	As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social factors. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing an environmental or social topic material to the company would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, available at ssga.com/about-us/asset-stewardship.html.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.

*  Pensions & Investments Research Center, as of December 31, 2021.

†  This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

B-92

ssga.com

Marketing communications

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central

Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment

Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

B-93

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a

‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved. ID1482705-3479916.3.1.GBL.RTL 0323

Exp. Date: 03/31/2024

B-94

March 2023

Rest of the World

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ Proxy Voting and Engagement Guidelinesi for the Rest of the World outline our approach to voting and engaging with companies listed on stock exchanges in international markets not covered under specific country/regional Guidelines. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which outline our overall approach to voting and engaging with companies, and State Street Global Advisors’ Conflicts Mitigation Guidelines, which provide information about managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.

i

These Proxy Voting and Engagement Guidelines (the “Guidelines”) are also applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street Corporation. Additionally, State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with the Global Proxy Voting and Engagement Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets.

B-95

At State Street Global Advisors, we recognize that markets not covered under specific country/regional guidelines, specifically emerging markets, are disparate in their corporate governance frameworks and practices. While they tend to pose broad common governance issues, such as concentrated ownership, poor disclosure of financial and related-party transactions, and weak enforcement of rules and regulation, our Guidelines are designed to identify and to address specific governance concerns across the markets. We also evaluate the various factors that contribute to the corporate governance framework of a country. These factors include, but are not limited to: (i) the macroeconomic conditions and broader political system in a country; (ii) quality of regulatory oversight, enforcement of property and shareholder rights; and (iii) the independence of judiciary.

When voting and engaging with companies in global markets, we consider market-specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect all companies to observe the relevant laws and regulations of their respective markets, as well as any country-specific best practice guidelines and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting principles.

State Street Global Advisors’ Proxy Voting and Engagement Guidelines for the Rest of the World address our approaches to topics including directors and boards, accounting and audit-related issues, capital structure, reorganization and mergers, remuneration, and other governance-related issues.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy in Emerging Markets	State Street Global Advisors’ approach to proxy voting and issuer engagement in emerging markets is designed to increase the value of our clients’ investments through the mitigation of governance risks. The overall quality of the corporate governance framework in an emerging market country drives the level of governance risks investors assign to a country. Thus, improving the macro governance framework in a country may help to reduce governance risks and to increase the overall value of our clients’ holdings over time. In order to improve the overall governance framework and practices in a country, members of our Asset Stewardship Team endeavor to engage with representatives from regulatory agencies and stock markets to highlight potential concerns with the macro governance framework of a country. To help mitigate company-specific risk, the State Street Global Advisors Asset Stewardship Team works alongside members of the Active Fundamental and emerging market specialists to engage with emerging market companies on governance issues and address any specific concerns, or to get more information regarding shareholder items that are to be voted on at upcoming shareholder meetings. This integrated approach to engagement drives our proxy voting and engagement philosophy in emerging markets.

B-96

Directors and Boards	Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and providing guidance on strategic matters, overseeing executive management, to selecting the CEO and other senior executives, creating a succession plan for the board and management, and providing risk oversight, including of risks related to sustainability issues. Further, we believe good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

We believe that a well-constituted board of directors, with a good balance of skills, expertise and independence, provides the foundation for a well-governed company. However, several factors, such as low overall independence level requirements by market regulators, poor biographical disclosure of director profiles, prevalence of related-party transactions, and the general resistance from controlling shareholders to increase board independence, render the election of directors as one of the most important fiduciary duties we perform in emerging market companies.

Board Independence	We vote for the (re-)election of directors on a case-by-case basis after considering various factors, including board quality, general market practice and availability of information on director skills and expertise. We expect companies to meet minimum overall board independence standards, as defined in a local corporate governance code or market practice. Therefore, in several countries, we may vote against certain non-independent directors if overall board independence levels do not meet market standards.

Our broad criteria for director independence in emerging market companies include factors such as:

• Participation in related-party transactions

• Employment history with company

• Relations with controlling shareholders and employees

• Company classification of a director as non-independent

Board Committees	In some countries, market practice calls for the establishment of a board level audit committee. We believe an audit committee should be responsible for monitoring the integrity of the financial statements of a company and appointing external auditors. It should also monitor their qualifications, independence, effectiveness and resource levels. Based upon our desire to enhance the quality of financial and accounting oversight provided by independent directors, we expect that listed companies have an audit committee constituted of a majority of independent directors.

B-97

Board Gender Diversity	We expect boards of listed companies in all markets and indices to have at least one female board member. If a company does not meet this expectation, State Street Global Advisors may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee. Additionally, if a company does not meet this expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee or those persons deemed responsible for the nomination process.

We may waive this voting guideline if a company engages with State Street Global Advisors and provides a specific, timebound plan for adding at least one woman to its board.

Board Responsiveness to High Dissent against Pay Proposals	Poorly structured executive compensation plans pose increasing reputational risk to companies. Ongoing high level of dissent against a company’s compensation proposals may indicate that the company is not receptive to investor concerns. If the level of dissent against a company’s remuneration report and/or remuneration policy is consistently high, and we have determined that a vote against a pay-related proposal is warranted in the third consecutive year, we may vote against the Chair of the remuneration committee.

Climate-related Disclosures	State Street Global Advisors finds that the recommendations of the Taskforce on Climate-related Financial Disclosures (TCFD) provide the most effective framework for disclosure of climate-related risks and opportunities.

As such, we may take voting action against companies in the Hang Seng and Straits Times that fail to provide sufficient disclosure regarding climate-related risks and opportunities related to that company, or board oversight of climate-related risks and opportunities, in accordance with the TCFD framework.

Shareholder Rights

Virtual/Hybrid Shareholder Meetings	As a result of the COVID-19 pandemic, companies are increasingly conducting their shareholder meetings in a virtual or hybrid format. While we are encouraged by the success of virtual and hybrid shareholder meetings, companies and shareholders must remain vigilant in continuing to improve their virtual shareholder meeting practices.

Recognizing the success of virtual and hybrid shareholder meetings and a shifting regulatory environment, we will generally support proposals that grant boards the right to hold shareholder meetings in a virtual or hybrid format as long as companies uphold the following best practices:

• Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders

B-98

• Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders

• Provide a written record of all questions posed during the meeting, and

• Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices

If a company breaches of any of the criteria above, we may vote against the Chair of the nominating committee.

Accounting and Audit-Related Issues	The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. We believe that audit committees provide the necessary oversight for the selection and appointment of auditors, the company’s internal controls and the accounting policies, and the overall audit process.

Appointment of External Auditors	We believe that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or re-appointment at the annual meeting. We believe that it is imperative for audit committees to select outside auditors who are independent from management.

Approval of Financial Statements	We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we may vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

Capital Structure, Reorganization, and Mergers State Street Global Advisors believes that changes to a company’s capital structure, such as changes in authorized share capital, share repurchase and debt issuances, are critical decisions made by the board. We believe the company should have a business rationale that is consistent with corporate strategy and should not overly dilute its shareholders.

Related-Party Transactions	Most companies in emerging markets have a controlled ownership structure that often includes complex cross-shareholdings between subsidiaries and parent companies (“related companies”). As a result, there is a high prevalence of related-party transactions between the company and its various stakeholders, such as directors and management. In addition, inter-group loan and loan guarantees provided to related companies are some of the other

B-99

related-party transactions that increase the risk profile of companies. In markets where shareholders are required to approve such transactions, we expect companies to provide details about the transaction, such as its nature, value and purpose. This also encourages independent directors to ratify such transactions. Further, we encourage companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Share Repurchase Programs	With regard to share repurchase programs, we expect companies to clearly state the business purpose for the program and a definitive number of shares to be repurchased.

Mergers and Acquisitions	Mergers or reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations and other major changes to the corporation. Proposals that are in the best interest of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights are not supported.

We evaluate mergers and structural reorganizations on a case-by-case basis. We generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to, the following:

• Offer premium

• Strategic rationale

• Board oversight of the process for the recommended transaction, including director and/ or management conflicts of interest

• Offers made at a premium and where there are no other higher bidders

• Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

• Offers with potentially damaging consequences for minority shareholders because of illiquid stock

• Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

• The current market price of the security exceeds the bid price at the time of voting

B-100

We will actively seek direct dialogue with the board and management of companies that we have identified through our screening processes. Such engagements may lead to further monitoring to ensure the company improves its governance or sustainability practices. In these cases, we believe the engagement process represents the most meaningful opportunity for State Street Global Advisors to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

Compensation	We consider it to be the board’s responsibility to set appropriate levels of executive remuneration. Despite the differences among the types of plans and the potential awards, there is a simple underlying philosophy that guides our analysis of executive remuneration: there should be a direct relationship between executive compensation and company performance over the long term. In emerging markets, we encourage companies to disclose information on senior executive remuneration.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach. With regard to director remuneration, we support director pay provided the amounts are not excessive relative to other issuers in the market or industry, and are not overly dilutive to existing shareholders.

Risk Management	We believe that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion regarding the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with a changing political and economic landscape or as companies diversify or expand their operations into new areas.

As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively assess the risk of our clients’ portfolios and the broader market, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.

B-101

Consistent with this perspective, we may seek to engage with our portfolio companies to better understand how their boards are overseeing risks and opportunities the company has deemed to be material to its business or operations. If we believe a company has failed to implement and communicate effective oversight of these risks, we may consider voting against the directors responsible.

Environmental and Social Issues	As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social factors. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing an environmental or social topic material to the company would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, available at ssga.com/about-us/asset-stewardship.html.

General/Routine Issues	Some of the other issues that are routinely voted on in emerging markets include approving the allocation of income and accepting financial statements and statutory reports. For these voting items, our guidelines consider several factors, such as historical dividend payouts, pending litigation, governmental investigations, charges of fraud, or other indication of significant concerns.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.

†  This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

B-102

ssga.com

Marketing communication

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A —La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay,

Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 —REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan,

Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

B-103

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate

EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1482392-3479918.3.1.GBL.RTL 0323 Exp. Date: 03/31/2024

B-104

March 2023

United Kingdom and Ireland

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ Proxy Voting and Engagement Guidelinesi for the United Kingdom and Ireland outline our approach to voting and engaging with companies listed on stock exchanges in the United Kingdom and Ireland. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which outline our overall approach to voting and engaging with companies, and State Street Global Advisors’ Conflicts Mitigation Guidelines, which provide information about managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.

i

These Proxy Voting and Engagement Guidelines (the “Guidelines”) are also applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street Corporation. Additionally, State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with the Global Proxy Voting and Engagement Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets.

B-105

State Street Global Advisors’ Proxy Voting and Engagement Guidelines for the United Kingdom (“UK”) and Ireland address our market-specific approach to topics including directors and boards, accounting and audit-related issues, capital structure, reorganization and mergers, remuneration, and other governance-related issues.
When voting and engaging with companies in global markets, we consider market-specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country-specific best practice guideliness and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting principles.
In our analysis and research into corporate governance issues in the UK and Ireland, we expect all companies that obtain a primary listing on the London Stock Exchange or the Irish Stock Exchange, regardless of domicile, to comply with the UK Corporate Governance Code (the “Code”), and proactively monitor companies’ adherence to the Code. Consistent with the ‘comply or explain’ expectations established by the Code, we encourage companies to proactively disclose their level of compliance with the Code. In instances of non-compliance in which companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy	In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and Europe, Middle East and Africa (“EMEA”) investment teams, collaborating on issuer engagements and providing input on company-specific fundamentals.

B-106

Directors and Boards	Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and providing guidance on strategic matters, overseeing executive management, to selecting the CEO and other senior executives, creating a succession plan for the board and management, and providing risk oversight, including of risks related to sustainability issues. Further, we believe good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.
We believe that a well-constituted board of directors, with a balance of skills, expertise and independence, provides the foundations for a well-governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the (re-)election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise.
We may also consider board performance and directors who appear to be remiss in the performance of their oversight responsibilities when analyzing their suitability for reappointment (e.g. fraud, criminal wrongdoing and breach of fiduciary responsibilities).

Board Independence	In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. We believe a sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

Our broad criteria for director independence for UK companies include factors such as:

• Participation in related-party transactions and other business relations with the company

• Employment history with company

• Excessive tenure and a preponderance of long-tenured directors

• Relations with controlling shareholders

• Family ties with any of the company’s advisers, directors or senior employees

• Company classification of a director as non-independent

B-107

Director Attendance at Board Meetings

We also consider attendance at board meetings and may withhold votes from directors who attend less than 75 percent of board meetings in a given year without appropriate explanation or providing reason for their failure to meet the attendance threshold. In addition, we monitor other factors that may influence the independence of a non-executive director, such as performance-related pay, cross-directorships and significant shareholdings.

Classified Boards	We support the annual election of directors.

Separation Chair/CEO	While we are generally supportive of having the roles of chair and CEO separated in the UK market, we assess the division of responsibilities between chair and CEO on a case-by-case basis, giving consideration to factors such as the company’s specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, we monitor for circumstances in which a combined chair/CEO is appointed or a former CEO becomes chair.

Board Committees	We believe companies should have committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, the appointment of external auditors, auditor qualifications and independence, and effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors. We expect companies to have remuneration committees to provide independent oversight over executive pay. We may vote against nominees who are executive members of audit or remuneration committees.

We consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and reviewing the balance of skills, knowledge, and experience of the board. It also ensures that adequate succession plans are in place for directors and the CEO. We may vote against the re-election of members of the nomination committee if, over time, the board has not addressed concerns over board structure or succession.

Poorly structured executive compensation plans pose increasing reputational risk to companies. Ongoing high level of dissent against a company’s compensation proposals may indicate that the company is not receptive to investor concerns. If the level of dissent against a company’s remuneration report and/or remuneration policy is consistently high, and we have determined that a vote against a pay-related proposal is warranted in the third consecutive year, we may vote against the Chair of the remuneration committee.

B-108

Board Gender Diversity	We expect boards of all listed companies to have at least one female board member and the boards of FTSE 350 companies to be composed of at least 30 percent women directors. If a company does not meet the applicable expectation, State Street Global Advisors may vote against the chair of the board’s nominating committee or the board leader in the absence of a nominating committee. Additionally, if a company does not meet the applicable expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee or those persons deemed responsible for the nomination process.

We may waive this voting guideline if a company engages with State Street Global Advisors and provides a specific, timebound plan for either reaching the 30-percent threshold (FTSE 350) or for adding a woman director (non-FTSE 350).

Board Racial/Ethnic Diversity	Effective board oversight of a company’s long-term business strategy necessitates a diversity of perspectives, especially in terms of gender, race and ethnicity. If a company in the FTSE 350 does not disclose, at minimum, the gender, racial and ethnic composition of its board, we may vote against the Chair of the nominating committee. We may withhold support from the Chair of the nominating committee also when a company in the FTSE 100 does not have at least one director from an underrepresented racial and/or ethnic community on its board.

Director Time Commitments	When voting on the election or re-election of a director, we also consider the number of outside board directorships a non-executive and an executive may undertake. Thus, State Street Global Advisors may take voting action against a director who exceeds the number of board mandates listed below:

• Named Executive Officers (NEOs) of a public company who sit on more than two public company boards

• Non-executive board chairs or lead independent directors who sit on more than three public company boards

• Director nominees who sit on more than four public company boards

For non-executive board chairs/lead independent directors and director nominees who hold excessive commitments, as defined above, we may consider waiving our policy and vote in support of a director if a company discloses its director commitment policy in a publicly available manner (e.g., corporate governance guidelines, proxy statement, company website). This policy or associated disclosure must include:

• A numerical limit on public company board seats a director can serve on

– This limit cannot exceed our policy by more than one seat

• Consideration of public company board leadership positions (e.g., Committee Chair)

B-109

• Affirmation that all directors are currently compliant with the company policy

• Description of an annual policy review process undertaken by the Nominating Committee to evaluate outside director time commitments

If a director is imminently leaving a board and this departure is disclosed in a written, time-bound and publicly-available manner, we may consider waiving our withhold vote when evaluating the director for excessive time commitments.

Service on a mutual fund board, the board of a UK investment trust or a Special Purpose Acquisition Company (SPAC) board is not considered when evaluating directors for excessive commitments. However, we do expect these roles to be considered by nominating committees when evaluating director time commitments.

Climate-related Disclosures	State Street Global Advisors finds that the recommendations of the Taskforce on Climate-related Financial Disclosures (TCFD) provide the most effective framework for disclosure of climate-related risks and opportunities.

As such, we may take voting action against companies in the FTSE 350 that fail to provide sufficient disclosure regarding climate-related risks and opportunities related to that company, or board oversight of climate-related risks and opportunities, in accordance with the TCFD framework.

Indemnification and Limitations on Liability	Generally, we support proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law. This holds if a director has not acted in bad faith, gross negligence, nor reckless disregard of the duties involved in the conduct of his or her office.

Shareholder Rights

Virtual/Hybrid Shareholder Meetings	As a result of the COVID-19 pandemic, companies are increasingly conducting their shareholder meetings in a virtual or hybrid format. While we are encouraged by the success of virtual and hybrid shareholder meetings, companies and shareholders must remain vigilant in continuing to improve their virtual shareholder meeting practices.

Recognizing the success of virtual and hybrid shareholder meetings and a shifting regulatory environment, we will generally support proposals that grant boards the right to hold shareholder meetings in a virtual or hybrid format as long as companies uphold the following best practices:

• Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders

• Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders

B-110

• Provide a written record of all questions posed during the meeting, and Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices

If a company breaches of any of the criteria above, we may vote against the Chair of the nominating committee.

Accounting and Audit-Related Issues

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors. Appointment of External Auditors

Appointment of External Auditors	State Street Global Advisors believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. When appointing external auditors and approving audit fees, we take into consideration the level of detail in company disclosures and will generally not support such resolutions if an adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, we may vote against members of the audit committee if we have concerns with audit-related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, we may consider auditor tenure when evaluating the audit process.

Limit Legal Liability of External Auditors	We generally oppose limiting the legal liability of audit firms because we believe this could create a negative impact on the quality of the audit function.

Approval of Financial Statements	We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we may vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

Capital Structure, Reorganization, and Mergers

Share Issuances	The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is essential to shareholders’ ability to monitor returns and to ensure capital is deployed efficiently. We support capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

B-111

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares without pre-emption rights, we may vote against if such authorities are greater than 20% of the issued share capital. We may also vote against resolutions that seek authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs	We generally support a proposal to repurchase shares. However, this is not the case if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, the range of premium/discount to market price at which a company can repurchase shares, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Dividends	We generally support dividend payouts that constitute 30% or more of net income. We may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation or the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long term financial health.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights and are not supported.

We will generally support transactions that maximize shareholder value. Some of the considerations include the following:

• Offer premium

• Strategic rationale

• Board oversight of the process for the recommended transaction, including, director and/ or management conflicts of interest

• Offers made at a premium and where there are no other higher bidders

• Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

• Offers with potentially damaging consequences for minority shareholders because of illiquid stock

B-112

• Offers in which we believe there is a reasonable prospect for an enhanced bid or other bidders

• The current market price of the security exceeds the bid price at the time of voting

Anti-Takeover Measures	We oppose anti-takeover defenses such as authorities for the board when subject to a hostile takeover to issue warrants convertible into shares to existing shareholders.

Notice Period to Convene a General Meeting	We expect companies to give as much notice as is practicable when calling a general meeting. Generally, we are not supportive of authorizations seeking to reduce the notice period to 14 days.

Remuneration

Executive Pay

Despite the differences among the types of plans and awards possible, there is a simple underlying philosophy that guides our analysis of executive pay: there should be a direct relationship between remuneration and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration policies and reports, we consider adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices or if the company has not been responsive to shareholder concerns.

Equity Incentive Plans	We may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance, vesting periods, and overall dilution. Generally we do not support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.

Non-Executive Director Pay	Authorities that seek shareholder approval for non-executive directors’ fees are generally not controversial. We typically support resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by comparable companies. We will evaluate any non-cash or performance related pay to non-executive directors on a company- by-company basis.

B-113

Risk Management

State Street Global Advisors believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight of the risk management process established by senior executives at a company. We allow boards to have discretion over how they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with the with a changing political and economic landscape or as companies diversify their operations into new areas.

As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively assess the risk of our clients’ portfolios and the broader market, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.

Consistent with this perspective, we may seek to engage with our portfolio companies to better understand how their boards are overseeing risks and opportunities the company has deemed to be material to its business or operations. If we believe a company has failed to implement and communicate effective oversight of these risks, we may consider voting against the directors responsible.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social factors. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing an environmental or social topic material to the company would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, available at ssga.com/about-us/asset-stewardship.html.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.

†  This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

B-114

ssga.com

Marketing communication

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia.

T: +612 9240-7600. F: +612 9240-7611. Belgium: State

Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A —La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe

Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered

Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 —REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors

B-115

Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1482704-3479919.3.1.GBL.RTL 0323 Exp. Date: 03/31/2024

B-116

Guidance Asset Stewardship April 2023	Guidance on Managing Geopolitical Risk

As asset stewards, we are aware of the financial risks associated with geopolitical risk, including risks arising from unexpected conflict between or among nations. Where appropriate, we may seek to mitigate relevant risks through engagements and proxy voting.

Below is our guidance and approach to stewardship in such instances in an effort to protect shareholder value.

Guidance for Impacted Companies

We expect our portfolio companies that may be impacted by geopolitical risk to:

•  Manage and mitigate risks related to operating in impacted markets, which may include financial, sanctions, regulatory, and/or reputational risks, among others;

•  Strengthen board oversight of these efforts; and

•  Describe these efforts in public disclosures.

In addition to these conflict-specific expectations, our existing Guidance on Human Rights Disclosures & Practices applies to all companies in our portfolio.

Engagements	We may request engagements with portfolio companies that have been identified as having exposure to geopolitical risk. Our objective will be to understand how companies are disclosing and managing relevant sanctions, regulatory, reputational, human rights-related, and financial risks (e.g., disruptions to operations, supply chain, human capital management strategies), and to encourage alignment with our expectations.

Proxy Voting	We may consider using proxy voting to hold boards accountable for insufficient oversight of relevant risks, in line with our existing oversight expectations for directors.

Conclusion	This guidance is an example of the Asset Stewardship Team’s commitment to proactively managing risks to our portfolio in order to enhance long-term value for our clients. Please reach out to State Street Global Advisors’ Asset Stewardship Team at GovernanceTeam@ssga.com to request an engagement on this topic.

B-117

About State Street Global Advisors

Our clients are the world’s governments, institutions and financial advisors. To help them achieve their financial goals we live our guiding principles each and every day:

•  Start with rigor

•  Build from breadth

•  Invest as stewards

•  Invent the future

For four decades, these principles have helped us be the quiet power in a tumultuous investing world. Helping millions of people secure their financial futures. This takes each of our employees in 29 offices around the world, and a firm-wide conviction that we can always do it better. As a result, we are the world’s fourth-largest asset manager* with US $3.62 trillion† under our care.

*  Pensions & Investments Research Center, as of December 31, 2021.

†  This figure is presented as of March 31, 2023 and includes approximately $65.03 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

ssga.com

Marketing communications

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA).

This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801,

Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN

42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of

State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense – Tour A – La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41

92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global

Guidance on Managing Geopolitical Risk

B-118

Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global

Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number

49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global

Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81.

Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended April 12, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or

Guidance on Managing Geopolitical Risk

B-119

transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description

(including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is

not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1522578-4654606.2.1.GBL.RTL 0423 Exp. Date: 03/31/2024

Guidance on Managing Geopolitical Risk

B-120

Insights Asset Stewardship March 2023	Guidance on Climate-related Disclosures

At State Street Global Advisors, we believe that managing climate-related risks and opportunities is a key element in maximizing long-term risk-adjusted returns for our clients. As a result, we have a longstanding commitment to enhance investor-useful disclosure around this topic. We have encouraged our portfolio companies to report in accordance with recommendations of the Task Force for Climate-related Financial Disclosures (TCFD)[1] since we first endorsed the framework in 2017. Since then, companies have improved the quality and quantity of climate-related disclosure and investors have matured their expectations.

This guidance outlines our expectations with respect to the disclosure of climate-related risks and opportunities and our approach to voting and engagement on this important topic. We will continue to engage with portfolio companies to ensure investors receive the information needed to assess how companies are approaching climate-related risks and opportunities.

Our Expectations for Climate-related Disclosures	We expect all companies in our portfolios to offer public disclosures in accordance with the four pillars of the TCFD framework: Governance, Strategy, Risk Management, and Metrics and Targets.

	1	Governance The TCFD recommends companies describe the board’s oversight of, and management’s role in, assessing and managing climate-related risks and opportunities.

	2	Strategy The TCFD recommends companies describe identified climate-related risks and opportunities and the impact of these risks and opportunities on their businesses, strategy, and financial planning.

	3	Risk Management The TCFD recommends companies describe processes for identifying, assessing, and managing climate-related risks and describe how these processes are integrated into overall risk management.

	4	Metrics and Targets The TCFD recommends companies disclose metrics and targets used to assess and manage climate-related risks and opportunities.

Disclosure Expectations for Effective Climate Transition Plans	We believe it is our responsibility to provide portfolio companies that have adopted a climate transition plan with clarity on our expectations for effective climate transition plan disclosure.

B-121

In developing our climate transition plan disclosure expectations, our asset stewardship team conducted an in-depth assessment of existing disclosure frameworks and standards for relevant disclosures. We considered several factors (e.g., market adoption, usefulness for decision-making, applicability across sectors) and selected a core set of disclosure expectations for companies that have adopted climate transition plans.

We recognize that there is no one-size-fits-all approach to reaching net-zero and that climate-related risks and opportunities can be highly nuanced across and within industries. The expectations set out below serve to provide transparency on the core criteria we expect companies that have adopted a climate transition plan to address in their related disclosures.

Figure 1 Key Areas of Climate Transition Disclosure	Category	Disclosure Expectations for Companies that Have Adopted a Climate Transition Plan
	Ambition	•	Disclose what long-term climate ambition has been adopted by the company
	Targets	•	Disclose any interim GHG emissions reduction targets
		•	Disclose any commitment to align with temperature goals
	TCFD Disclosure	•	We promote adoption of TCFD-aligned disclosure
		•	Disclose any scenario analysis performed by the company
		•	Provide emissions reporting and assurance
	Decarbonization Strategy	•	Disclose how the company’s transition plan integrates into the company’s long-term strategy
		•	Discuss decarbonization actions
		•	Disclose carbon offsets utilization
		•	Discuss decarbonization across the value chain
	Capital Allocation Alignment	•	Disclose any integration of climate considerations into capital allocation decisions
		•	Disclose what capital expenditure is made on low carbon strategies
		•	Disclose the company’s approach to carbon pricing
		•	Disclose any investments in decarbonization
	Climate Policy Engagement	•	Disclose any climate change policies and positions
		•	Disclose any trade association review
	Climate Governance	•	Disclose board oversight of the climate transition plan
		•	Disclosure of management oversight of the climate transition plan
	Physical Risk	•	Disclose any physical risk assessment performed by the company
		•	Disclose the company’s physical risk management for identified risks
	Stakeholder Engagement	•	Disclose the company’s:
		–	Industry collaboration
		–	Investor engagement
		–	Climate expert engagement
		–	Internal engagement

Guidance on Climate-related Disclosures

B-122

Voting Incorporating Our Expectations into Our Proxy Voting Policies	With respect to voting on climate-related disclosure issues, we will first engage with companies related to our climate-related disclosure expectations outlined herein, focusing on companies and industries with the greatest risk and opportunity.

Director Elections

Climate-related Disclosure Expectations

State Street Global Advisors has implemented the following proxy voting guidelines:

•  We may take voting action against companies in the S&P 500, S&P/TSX Composite, FTSE 350, STOXX 600, and ASX 200 indices if companies fail to provide sufficient disclosure regarding climate-related risks and opportunities related to that company, or board oversight of climate related risks and opportunities, in accordance with the TCFD framework.

Climate Transition Plan Disclosure Expectations for Significant Emitters As a complement to this director voting policy, we have launched an engagement campaign on climate transition plan disclosure targeting significant emitters in carbon-intensive sectors. Through our engagements, we will aim to better understand climate transition plans and strategies, and gain insight on each company’s unique set of climate-related risks and strategic opportunities presented by the transition.

Shareholder Proposals	Climate-related Shareholder Proposals

Below is the approach when voting on climate-related shareholder proposals:

	•	FOR We will consider voting for shareholder proposals that we believe will lead to increased alignment with our expectations for climate-related disclosures;

	•	ABSTAIN We will consider voting abstain when we support some elements of a proposal’s request, or recognize a company’s commitment to implement related disclosure and/or oversight practices;

	•	AGAINST We will vote against shareholder proposals that we believe are immaterial, overly prescriptive, or would not further our disclosure and oversight expectations

Guidance on Climate-related Disclosures

B-123

Engagements Incorporating Our Expectations into Conversations with Companies	Climate continues to be a core stewardship priority for State Street Global Advisors. During engagement, we may ask companies one or more of the questions outlined below.
Governance
	•	Where is the responsibility for climate oversight housed at the board level? How frequently does the board discuss the topic of climate change?

	•	How is climate — and other ESG — experience considered in the board refreshment process?

	•	How is the board incorporating key sustainability drivers into the performance evaluation of management?

	•	How does management and the board utilize external expertise to stay abreast of the emerging areas of climate?

Strategy

	•	How does the company integrate climate considerations into business strategy and financial planning?

	•	What actions are being considered to support efforts to reduce GHG emissions across the value chain, such as with suppliers and customers?

	•	Where does the company identify the greatest opportunities for decarbonization in the short- and medium-term?

Risk Management

	•	How does the company consider climate-related risks as part of overall risk management? What is the board’s role?

	•	Has the company assessed the potential impacts of physical risk on its assets and operations?

	•	How does the company manage climate-related policy risks? Has the company conducted an assessment of its stated climate positions versus those of its trade and industry associations?

Metrics and Targets

	•	What metrics does the company utilize to track progress on achieving its climate goals?

	•	What sources of GHG emissions contribute most significantly to the company’s carbon footprint?

Guidance on Climate-related Disclosures

B-124

	•	What are the biggest challenges facing the company in achieving its GHG emissions reduction targets?

Conclusion

We encourage companies in our portfolios to align their climate-related disclosures and practices with our expectations and at the same time we endeavor to communicate these expectations clearly to the market. Please reach out to our Asset Stewardship team at GovernanceTeam@ssga.com. We look forward to engaging with you on this important topic.

Endnotes	1 https://fsb-tcfd.org/publications/.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.

† This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

Guidance on Climate-related Disclosures

B-125

ssga.com

Marketing communication

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at

78 Sir John Rogerson’s Quay, Dublin 2.

Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500 , Montreal, Quebec, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central

Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan

Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168,Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641.

Guidance on Climate-related Disclosures

B-126

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional

clients (this includes eligible counterparties as defined by the appropriate EU regulator) who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1483211-4117655.2.1.GBL.RTL 0323 Exp. Date: 03/31/2024

Guidance on Climate-related Disclosures

B-127

Guidance	April 2023
Asset Stewardship

Guidance on Disclosure Expectations for Effective Climate Transition Plans

As the world mobilizes toward achieving net-zero emissions by midcentury, our portfolio companies are adopting long-term climate ambitions in increasing numbers. However, few have provided a clear roadmap to achieving these goals — and fewer asset managers have provided detail on what companies are expected to disclose as they prepare for a transition to a low-carbon economy.

State Street Global Advisors is a signatory to the Net Zero Asset Managers initiative. We encourage companies in relevant sectors[1] to develop climate transition plans that take into account the risks and opportunities associated with a transition to a lower carbon economy. To that end, we believe it is our responsibility to provide portfolio companies with clarity on our expectations for effective climate transition plan disclosure to help ensure we — and the broader investor community — receive the information necessary to assess each company’s preparedness for a transition to a low-carbon economy.

B-128

Our Process for Developing Disclosure Expectations	The Asset Stewardship team conducted an in-depth assessment of existing ESG frameworks and standards for relevant climate-related disclosures. We considered several factors (e.g., market adoption, usefulness for decision-making, applicability across sectors, financial materiality) and selected a core set of disclosures for climate transition plans that we believe would be useful to investors like us. We leveraged existing frameworks and considered market practice to help reduce the reporting burden on companies while benefiting investors with more consistent and robust disclosure.

Our selected disclosures are organized into ten categories that closely align with those found in the Institutional Investors Group on Climate Change (IIGCC) Net-Zero Investment Framework, which is a widely accepted framework that provides guidance to investors on assessing portfolio company transition plan disclosure [2]. We included two additional categories, “Physical Risk” and “Stakeholder Engagement”, as we believe these are critical in understanding company performance and represent areas where disclosure practices could be improved.

Our Approach: Stakeholder Engagement	We conducted a series of engagements with key stakeholders — portfolio companies in carbon-intensive sectors, asset owners, investor advocates and coalitions, and internal cross-functional subject matter experts — to collect feedback on our expectations and help inform our approach. Through these engagements, we identified areas of disclosure that are realistic and others where the market may need more time to coalesce around methodologies.

While stakeholders generally agree on the value of considering the risks presented by the social impacts of the transition to a low-carbon economy — including on workers, communities, and customers — we found that the definition of “just transition” and related disclosure expectations is still emerging. In 2022, we conducted a series of targeted engagements with companies in key sectors including Energy, Materials, and Utilities to understand best practices and disclosure trends on managing risks and opportunities associated with workforce transformation, customer affordability, stakeholder engagement, and supply chain management, among others. We continue to prioritize engagement on this topic to inform our disclosure expectations related to just transition.

Disclosure Expectations for Effective Climate Transition Plans	We recognize that there is no one-size-fits-all approach to climate transition plans and that climate-related risks and opportunities are highly nuanced across and within industries. The expectations set out below serve to provide transparency on the core criteria we expect companies that have adopted a climate transition plan to address in their related disclosures.

We recognize this is an emerging area of disclosure and we will continue to develop our expectations over time, including consideration of any mandated disclosure by regulators.

B-129

Figure 1 Key Areas of Climate Transition Disclosure	Category	Disclosure Expectations for Companies that Have Adopted a Climate Transition Plan
	Ambition	• Disclose what long-term climate ambition has been adopted by the company
	Targets	• Disclose any interim GHG emissions reduction targets
• Disclose any commitment to align with temperature goals
	TCFD Disclosure	• We promote adoption of TCFD-aligned disclosure
• Disclose any scenario analysis performed by the company
• Provide emissions reporting and assurance
	Decarbonization Strategy	• Disclose how the company’s transition plan integrates into the company’s long-term strategy
• Discuss decarbonization actions
• Disclose carbon offsets utilization
• Discuss decarbonization across the value chain
	Capital Allocation Alignment	• Disclose any integration of climate considerations into capital allocation decisions
• Disclose what capital expenditure is made on low carbon strategies
• Disclose the company’s approach to carbon pricing
• Disclose any investments in decarbonization
	Climate Policy Engagement	• Disclose any climate change policies and positions
• Disclose any trade association review
	Climate Governance	• Disclose board oversight of the climate transition plan
• Disclosure of management oversight of the climate transition plan
	Physical Risk	• Disclose any physical risk assessment performed by the company
• Disclose the company’s physical risk management for identified risks

B-130

Stakeholder Engagement	• Disclose the company’s:

	—	Industry collaboration

	—	Investor engagement

	—	Climate expert engagement

	—	Internal engagement

Applying our Expectations to Proxy Voting and Engagement	We encourage companies in relevant sectors to develop climate transition plans that take into account the risks and opportunities associated with a transition to a lower carbon economy. Through our engagements, we will aim to better understand climate transition plans and strategies, and gain insight on each company’s unique set of climate-related risks and strategic opportunities presented by the transition. We may consider taking voting action against directors of a company in a relevant sector[3] if those directors fail to implement and communicate effective oversight of climate transition risks applicable to that company and fail to demonstrate responsiveness to us and sufficient disclosure following engagement.

Say on Climate

While we are generally supportive of the goals of “Say on Climate” proposals because we support effective climate-related disclosure, we currently do not endorse an annual advisory climate vote. We have reservations with the potential unintended consequences of such a vote, including insulating directors from accountability, distracting from existing frameworks, and straining investors’ limited proxy voting resources. Where management chooses to include a Say on Climate vote, we assess the company’s disclosure on a case-by-case basis consistent with our Disclosure Expectations for Effective Climate Transition Plans in Figure 1 above.

We would consider supporting a “Say on Climate” shareholder proposal if the company has not provided investors with meaningful climate-related disclosure in line with our expectations, nor signaled the intention to enhance disclosure in the future. For more information on our approach to climate voting and engagement see our Guidance on Climate-related Disclosures.

Conclusion	We encourage companies in our portfolios to align their climate-related disclosures and practices with our expectations and at the same time we endeavor to communicate these expectations clearly to the market. Please reach out to our Asset Stewardship team at GovernanceTeam@ssga.com. We look forward to engaging with you on this important topic

Endnotes	1 As defined by the IIGCC Net Zero Investment Framework

2 SSGA referred to the IIGCC Net Zero Investment Framework which provides a list of alignment criteria for assessing transition plans for listed equity and fixed income

3 As defined by the IIGCC Net Zero Investment Framework

B-131

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.62 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.
† This figure is presented as of March 31, 2023 and includes approximately $65.03 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

B-132

ssga.com

Marketing Communication

State Street Global Advisors

Worldwide Entities

____________________________

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036.

State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France.

T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934,

B-133

authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641.

Investing involves risk including the risk of loss of principal.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

All information is from SSGA unless otherwise noted and

has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent.

ETFs trade like stocks, are subject to investment risk and will fluctuate in market value. The investment return and principal value of an investment will fluctuate in value, so that when shares are sold or redeemed, they may be worth more or less than when they were purchased. Although shares may be bought or sold on an exchange through any brokerage account, shares are not individually redeemable from the fund. Investors may acquire shares and tender them for redemption through the fund in large aggregations known as “creation units.” Please see the fund’s prospectus for more details.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

Equity securities may fluctuate in value and can decline significantly in response to the activities of individual companies and general market and economic conditions

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent.

© 2023 State Street Corporation.

All Rights Reserved.

ID1523300- 4117397.4.1.GBL.RTL 0423 Exp. Date: 05/31/2024

B-134

Insights
Asset Stewardship	Guidance on Environmental Management Disclosures

March 2023
Addressing Deforestation Risk in Supply Chains

Key Takeaways

•  Global deforestation is a major driver of biodiversity loss and climate change, and has significant environmental, social and financial implications for ecosystems, communities, companies and investors.

• Deforestation presents a risk to companies with material links to this practice in their supply chains and investments, and should be disclosed and managed like any other business risk.

•  In response to heightened regulatory, reputational, and financial risks, boards and management teams of companies which source and produce commodities at high risk of deforestation, or finance these activities, should respond accordingly. This includes managing deforestation and land degradation risk in their supply chains and enhancing disclosure on these efforts.

•  There is no standard framework among companies to establish deforestation policies or disclose related oversight practices, risk management efforts, targets and commitments, or performance KPIs, making it difficult for investors to assess exposure to material deforestation-related risks.

•  Partnerships with regional policymakers and local stakeholders are a critical component of managing deforestation-related risks in the supply chain. Successful approaches include public-private partnerships with local policymakers, inclusive training of the local workforce in more sustainable practices, protection of human rights and the respect of Free, Prior and Informed Consent (“FPIC”) of local communities.

• While nearly 80% of the companies we engaged with acknowledge the value of forests in their public disclosures, only 21% formally recognize deforestation as a business risk.

•  Among the companies engaged, 58% are signatories to initiatives tackling deforestation. To achieve effective management of deforestation risk, companies should consider following this first step with enhanced sustainable business practices, supply chain risk mitigation, robust board oversight and disclosure of these efforts.

B-135

Background	Deforestation is a major driver of biodiversity loss and climate change, and has significant environmental, social and financial implications for ecosystems, communities, companies, and investors. Globally, forests are disappearing at increasing rates. Since 2015, an estimated 10 million hectares of forests have been lost every year, primarily driven by commercial agriculture and production of commodities, including palm oil, soy and cattle.[1]

Forests represent environmental and social value, providing habitat for over 80% of the world’s terrestrial biodiversity and supporting livelihoods for human populations living in and near these forests.[2] As critical carbon sinks, forests also play an important role in climate change mitigation, absorbing up to 30% of carbon emissions from industry and fossil fuels every year.[3]

Article 5 of the Paris Climate Agreement[4] recognizes deforestation as a key component of mitigating greenhouse gas (GHG) emissions with the IPCC stating that deforestation and conversion of natural ecosystems to human uses contributes 11% of global GHG emissions.[5] Tropical deforestation alone contributes 7%, mostly driven by the production of agricultural and forest commodities. As the world moves toward achieving net-zero emissions by midcentury, our portfolio companies exposed to deforestation and land degradation in their value chains must consider these topics when adopting long-term climate ambitions.

Deforestation can also have human rights-related implications, resulting in headline, human capital and legal risk for companies with exposure to land degradation practices in their supply chain. This includes the potential displacement of local communities and destruction of areas that provide cultural importance or essential resources such as food, fuel and medicine.[6] A growing body of evidence has also linked deforestation to outbreaks of infectious disease among local communities and workforces,[7] as native animal species are forced out of their habitats to live among human populations.

Global momentum around addressing deforestation and nature loss has accelerated with the launch of the Task Force on Nature-related Financial Disclosures (TNFD)[8] and the focus on nature as part of the COP 26 agenda. Among the various nature-related commitments to come out of the summit, the most pertinent to addressing deforestation was the Glasgow Leaders’ Declaration on Forest and Land Use. Countries hosting 90% of global forests, along with financial institutions and companies, signed a pledge to “halt and reverse forest loss and land degradation by 2030 while delivering sustainable development and promoting an inclusive rural transformation.”[9]

For companies contributing to deforestation through their supply chains and investments, these trends represent a significant shift requiring a renewed approach to their services, products and engagement culture with stakeholders. Aside from presenting an inherent business risk, companies with deforestation exposure are facing heightened regulatory, reputational, and financial risk. At State Street Global Advisors, we believe it is important for boards and management to work to manage risks related to deforestation and land degradation in their supply chains and to enhance disclosure around these efforts.

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

B-136

Stewardship Focus Area: Land Use & Biodiversity

Deforestation is an increasingly important area of focus for the State Street Global Advisors’ Asset Stewardship program. Environmental management — spanning topics that include land use, biodiversity, natural resources and the circular economy — has been a thematic stewardship priority for our program for several years. Effective environmental management encompasses all environmental impacts, within both a company’s operations and its supply chain. In 2022, our team will deepen our focus on land use and biodiversity, conducting targeted engagement campaigns, providing guidance to our investee companies and publishing thought leadership on these subjects.

Deforestation Engagement Campaign	In 2021, we initiated a series of targeted engagements with our investee companies with direct exposure to deforestation in their supply chains — primarily those that source agricultural and forest commodities. Our objective was to learn more about how these companies exercise oversight of their supply chains and how they are managing the various material risks stemming from deforestation.

We relied on existing frameworks, including those from the CDP,[10] Sustainability Accounting Standards Board (SASB),[11] United Nations Environment Program (UNEP),[12] United Nations Global Compact (UNGC),[13] and Ceres[14] to identify high-impact sectors, and engaged 15 of our significant holdings in those sectors to request in-depth engagements (see the Appendix for a list of companies engaged).

We chose to focus on engaging companies in the Food & Beverage and Consumer Goods sectors, due to their usage or production of the core commodities and activities responsible for the majority of agriculture-related deforestation. This includes, but is not limited to, cattle, palm oil, cocoa, leather, rubber, soy, timber and mining.

Our conversations with companies centered on topics including:

• Supply chain risk management;

• Product certifications & industry organizations;

• Participation in the policymaking process;

• Land rights preservation and community stakeholder engagement;

• Human rights and FPIC of local communities;

• Ingredient traceability and identifying high-risk commodities;

• Reputational risk and evolving consumer preferences;

• The shifting regulatory context; and

• Board oversight of deforestation-related risks.

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

B-137

We also engaged with external experts including non-governmental organizations, issue advocates, academic institutions and industry coalitions to understand their perspectives on managing risks related to deforestation. The individuals from these groups helped inform our engagement approach and contextualize our insights gleaned from these conversations.

Engagement Insights	As a result of our engagements and review of company disclosure practices, we identified the following key challenges that companies face and some potential best practices they have adopted to identify and address deforestation risks in their supply chain. These insights are discussed in further detail in the sections below.

•  Supply Chain Risk Management While many of the engaged companies have established supplier code of conducts, ongoing monitoring and non-compliance protocols differentiate leaders from laggards. Challengingly, a lack of industry consensus exists regarding how to engage non-compliant suppliers, stalling the implementation of no-deforestation commitments and allowing product produced on deforested lands to enter global supply chains.

•  Integrity of Auditing Process During the Pandemic Due to safety concerns of conducting in-person audits during the ongoing pandemic, companies have had to pivot and virtually engage in innovative ways, including satellite monitoring and wearable technology. While the pandemic catalyzed innovation, this remote monitoring should be coupled with a return to recurring on-the-ground engagement to be most effective.

•  Product Certification Several industry standard-setters play a critical role in defining industry best practices for product certification, but our investee companies echoed the belief that membership and certification are a floor for risk management, not a ceiling.

•  Government Relations and Policymaking Process Challenges arise for companies when working with local governments with weak land use policies and lax enforcement by authorities. Pragmatic public-private partnerships with local policymakers and international organizations can fortify company efforts to create a more resilient supply chain, protect shareholder value, and benefit local stakeholders.

•  Community Engagement & Protection of Human Rights While often characterized as an environmental risk, deforestation also presents a number of social risks that companies must consider. Companies should adopt policies that address indigenous rights such as FPIC and broader human rights topics, such as forced or child labor. Strong policies on these topics should be supported by stakeholder engagement in the value chain so that companies will have access to unfiltered information and perspectives from key communities.

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

B-138

•  No-Deforestation Commitments, Metrics & KPIs In our earlier publication, “Effective Climate-Risk Disclosure in the Agricultural and Forestry Sectors through the Lens of the Task Force on Climate-related Financial Disclosures” we highlighted the need for companies in high-impact sectors to set goals to reduce their carbon emissions. Similar timebound goals should be considered when managing deforestation-related risks stemming from key commodities in the supply chain.

Disclosure Insights

The 15 companies we engaged disclose the following information related to deforestation:

• 79% acknowledge the value of forests;

• 58% are signatories to initiatives tackling deforestation;

• 50% have established senior-level oversight and reporting structures for deforestation-related risks;

• 21% formally recognize deforestation as a business risk; and

• 14% have integrated performance metrics related to deforestation-linked commodities into their executive compensation and broader performance evaluation programs.

Disclosure Expectations for Companies	Companies with material exposure to deforestation in their value chain and/or investments should continue to improve their disclosure in the following areas:
• Board-level oversight and accountability for deforestation and land use-related risks

• Reporting and targets to reduce emissions linked to deforestation

• Conservation or reforestation activity taken by the company

• How deforestation is managed as a business risk

• Quantitative and qualitative metrics covering high-risk commodities across value chain

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

B-139

Identifying and Mitigating Risks in the Supply Chain	Supplier Engagement An end-to-end approach to ongoing supplier engagement is an essential component of risk management for companies with exposure to deforestation-related commodities. In our engagement with Conagra Brands, an American consumer packaged goods company, we learned how its Supplier Excellence Program facilitates engagement with the company’s vendors. Conagra assesses key suppliers at least annually on ESG risk-related performance and disclosure. This annual sustainability assessment is supplemented by quarterly performance discussions and risk analyses, and regular consultation between all parties to address any operational issues or gaps in disclosure.

Supplier Monitoring	While many of the engaged companies have established supplier code of conducts, ongoing supplier monitoring for compliance with these codes can prove difficult to implement and requires regular independent review. At Hormel Foods Corporation, an American food processing company, the company’s South American beef suppliers have ensured their compliance with relevant requirements by creating monitoring systems for farms supplying cattle, leveraging satellite images and geo-referenced maps of farms, deforestation data and information from public agencies regarding embargoed? areas and human rights. This oversight is coupled with independent audits of all environmental monitoring systems.

Supplier Non-Compliance	Companies without a defined protocol for dealing with non-compliant suppliers may have greater exposure to deforestation risk and may suffer reputational and/or legal consequences by working with suppliers that are misaligned with policy expectations. We found a lack of consensus on how companies engage with non-compliant suppliers, which can delay the termination of relationships with suppliers that fail to adequately address deforestation. Post Holdings, Inc., an American consumer packaged goods company, requires its suppliers to follow an annually reviewed code of conduct, and any potential breach of this conduct is reviewed in a consistent and transparent manner. Industry organizations like the Global Food Safety Initiative (GFSI) ensure that third-party operations audits assist in identifying non-compliant suppliers and share this information among members.

High Risk Commodity Exposure	The investee companies we engaged with shared a variety of approaches to identifying key ingredients in their products, as well as which commodities were most exposed to deforestation risk. These prioritization frameworks were generally holistic, science-based, and dependent on robust supply chain audits. The results of the identification process are paramount, as they inform the metrics and key performance indicators of companies’ deforestation policies and commitments. We learned how The Kraft Heinz Company, an American multinational food company partnered with the Rainforest Alliance, an NGO, to expand its forest risk commodities supply chain assessment to include soy. This work included surveying their suppliers, evaluating sustainable product certifications and better understanding sourcing risks based on counties of origin. The findings from this exercise were material, with over a third of the company’s global soy volume sourced from potential high-risk counties of origin.

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

B-140

COVID-19 Supply Chain Auditing Challenges	The global COVID-19 pandemic limited abilities to conduct in-person audits of suppliers, catalyzing innovation in virtual monitoring, while raising questions about the effectiveness of this method in the long-term. Some of our investee companies reported investing further in satellite monitoring capabilities, while others explored new solutions like wearable technology. Post Holdings, Inc equipped on-site employees with Google Glasses to connect with virtual teams to complete multi-party audits in real time. Several of the engaged companies also emphasized the need to maintain employee privacy and ensure that these remote tools don’t breach these obligations or trust. Safely fast-tracking the adoption of these new technologies, while preserving employee privacy and protecting against cybersecurity threats, were both expressed as continued focus areas for our investee companies.

Product Certifications & Industry Organizations	Many of our investee companies emphasized the importance of participating in industry organizations to mitigate risk and work with their suppliers. These organizations provide certifications for companies who fulfill the required environmental and social criteria. Organizations frequently cited in our engagements included:
• the Roundtable on Sustainable Palm Oil (RSPO);

• the Forest Stewardship Council, (FSC);

• the Sustainable Forest Initiative (SFI);

• the Program for Forest Endorsement (PEFC); and

• USDA Organic

These standard-setters play a critical role in defining industry best practices and encouraging stronger oversight practices, but our investee companies echoed our belief that membership and certification are a floor for risk management, not a ceiling. Compliance with the standards and receiving certification are a strong initial step, but companies cannot be overly reliant on this process and take this as a proxy for total risk mitigation.

Engaging with Policymakers and Local Governments	Participating in industry coalitions and obtaining certification are valuable in creating more sustainable and resilient supply chains, and mitigating social and reputational risk. However, these mechanisms are largely voluntary, and their effectiveness for member companies depends on the jurisdiction their supply chains are located in. Several investee companies told us of the challenge posed when working with local governments with weak land use policies and lax enforcement by authorities. To achieve the systemic change required to meet the 2030 Glasgow pledge, and to mitigate continued environmental and social risk stemming from deforestation practices, companies may need to consider how to best participate in the policy-making conversation.

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

B-141

Highlighting the outsized impact one company’s efforts can have in this process, Mondelez International, Inc., an American multinational confectionery, food, holding and beverage and snack food company, has spent ten years fostering multi-lateral public-private partnerships in one of its critical supply chain domiciles, sub-Saharan Africa. In Ghana, the company developed “Cocoa Life”,[15] a program which incentivizes cocoa farmers to adopt more sustainable practices through increased economic benefits like achieving higher yields using less fertilizers and land. Mondelez built on this progress by announcing a formal partnership with the Forest Commission of Ghana, Cocoa Board and United Nations Development Program (“UNDP”) to reduce deforestation and forest degradation in the country while simultaneously reducing emissions in its cocoa supply chain.

Pragmatic public-private partnerships with local policymakers and international organizations can fortify company efforts to improve supply chain resilience, protect shareholder value, and benefit local stakeholders.

Addressing Evolving Shareholder & Stakeholder Expectations	In recent years, evolving consumer preferences and increased awareness of deforestation’s impacts — particularly its contribution to biodiversity loss and climate change — have led issue advocates and investors to demand enhanced disclosure from companies exposed to deforestation risk. Since 2016, 11 deforestation-related shareholder proposals have been submitted to a shareholder vote, with two of them receiving majority support for the first time in 2021.[16] Following the submission of one such proposal at Procter & Gamble, an American multinational consumer goods corporation, requesting that the company report on efforts to eliminate deforestation from its forest pulp and palm oil supply chain, Procter & Gamble responded across several fronts. These actions included implementing public grievance reporting, strengthening its palm oil sourcing policy, advancing company conservation and restoration efforts and accelerating its RSPO certification targets to 2021 from 2022. Investors, issue advocates and consumers will likely continue to hold companies accountable through deforestation-related shareholder proposals moving forward, and boards should prepare to strengthen their disclosure efforts and management oversight accordingly.

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

B-142

Preserving Land Rights and Engaging with Community Stakeholders	Effective approaches to acting on deforestation-related commitments must consider the land rights and livelihoods of local people, particularly indigenous communities. As part of Bunge Limited’s commitment to reaching deforestation-free value chains by 2025, we learned how the American agribusiness and food company engages with farmers to protect native vegetation and establishes incentives to support this shift to more sustainable value chains. This process includes fairly compensating farmers who commit to sustainable agricultural practices and avoid negative conversion, discouraging the practice of converting forested land to agriculture in favor of expanding across areas already open for production.

Protecting Human Rights and Respecting FPIC of Local Communities	A critical component of fostering sustainable value chains is the protection of human rights and respect of FPIC of local communities. Responding to feedback from issue advocates, Kellogg Company, an American multinational food manufacturing company, materially revised its deforestation-related commitments to protect local stakeholders in the communities with exposure to its supply chain. These pledges include immediately suspending company groups which perpetrate threats and violence towards human rights advocates, communities and workers. The company also committed to participate in and fund jurisdictional and landscape approaches which fully respect the FPIC of local communities.

Establishing Deforestation Policies and Commitments	Several of the companies we engaged with have committed to establishing no-deforestation ambitions within their supply chains covering key commodities. These policies tend to have time horizons ranging from 2025 to 2030, in line with the global pledge made at COP26. In the absence of a common industry disclosure framework on this subject, the implementation and associated disclosure of these plans varies by company. The Kroger Co., an American retail company that operates supermarkets and multi-department stores, articulated its commitment to source from deforestation-free processes across its four key commodities of palm oil, beef, soy and pulp/paper/timber, with varying implementation mechanisms and certifications for each commodity.

Measuring Success

As companies navigate the aforementioned challenges, there are a range of deforestation-related metrics and KPIs being used to measure success. High-level goals are typically supported by commodity-specific objectives on varying timelines, and progress against these objectives is shared with management, the board and shareholders. For example, The Campbell Soup Company, an American processed food and snack company is focused on reaching 100% of its suppliers passing a social compliance audit by 2025, while achieving equal success in determining accurate country of origin traceability on products derived from high-risk commodities. Mondelez International Inc. continues to report on 10 KPIs associated with its Cocoa Life project, covering target topics in the value chain, including elimination of child labor, supplier compliance certification, and ingredient traceability. Clorox Company, an American global manufacturer and marketer of consumer and professional products has committed to halve the amount of virgin plastic and virgin fiber used in packaging by 2030.

To build on these initial efforts, stakeholders in our engagements expressed the need for a standardized disclosure framework that provides added transparency on how companies are performing against any deforestation-related targets and commitments. Benefits cited include defining relative and absolute performance thresholds and incentivizing the adoption of better practices among industry peers.

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

B-143

Conclusion	At State Street Global Advisors, we believe that global deforestation — namely its direct linkage to biodiversity loss and climate change — presents a risk to companies with material exposure to this practice in their supply chains and investments, and should be disclosed and managed like any other business risk. This perspective, along with our fiduciary duty to act on behalf of our clients’ long-term interests, informs our asset stewardship efforts on this topic. By sharing these insights from our targeted engagement campaign and analysis of public disclosures, our intention is to equip Boards to more effectively respond to the threat of deforestation.
Companies in high-exposure sectors are taking various steps to address risks related to global deforestation in their supply chain and investments, but there are a number of challenges they face while identifying and remediating these issues. We will continue to engage with companies to inform our ongoing efforts in this space. Please reach out to our team at GovernanceTeam@ssga.com to request an engagement on this important topic.

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

B-144

Appendix: Companies Engaged as Part of Deforestation Engagement Campaign	Company Name	Market/Country	Sector
	AGCO Corporation	United States	Resource Transformation
	Bunge Limited	United States	Food & Beverage
	Campbell Soup Company	United States	Food & Beverage
	Conagra Brands, Inc.	United States	Food & Beverage
	Darden Restaurants, Inc.	United States	Food & Beverage
	Hormel Foods Corporation	United States	Food & Beverage
	Kellogg Company	United States	Food & Beverage
	Mondelez International, Inc.	United States	Food & Beverage
	Post Holdings, Inc.	United States	Food & Beverage
	The Clorox Company	United States	Consumer Goods
	The J.M. Smucker Company	United States	Food & Beverage
	The Kraft Heinz Company	United States	Food & Beverage
	The Procter & Gamble Company	United States	Consumer Goods
	The Kroger Co.	United States	Food & Beverage
	Weyerhaeuser Company	United States	Renewable Resources & Alternative Energy

Endnotes

1   Global Forest Resources Assessment 2020 — Key findings” Food and Agriculture Organization of the United Nations. (2020) http://fao.org/3/CA8753EN/ CA8753EN.pdf.

2   “Forests Sourcebook: Practical Guidance For Sustaining Forests In Development Cooperation” World Bank-WWF Alliance for Forest Conservation and Sustainable Use (2008) World Bank Document.

3   Labbate, Gabriel. “Deforestation Factsheet”, United Nations Environment Programme, (April 2021), https://wedocs.unep.org/bitstream/ handle/20.500.11822/35851/DF.pdf.

4   “Paris Agreement”. United Nations Framework Convention on Climate Change. (April 2016).

5   “Climate Change and Land: An IPCC Special Report on climate change, desertification, land degradation, sustainable land management, food security, and greenhouse gas fluxes in terrestrial ecosystems”, Intergovernmental Panel on Climate Change, (January 2020), https://ipcc.ch/site/assets/uploads/ sites/4/2020/02/SPM_Updated-Jan20.pdf.

6   “Indonesia: Indigenous Peoples Losing Their Forests” Human Rights Watch (September 2019) hrw.org/ news/2019/09/22/indonesia-indigenous-peoples-losing-their-forests#.

7   Gross, Anna. Schipani, Andres. Palma, Stefania. Findlay, Stephanie. “Global Deforestation Accelerates During the Pandemic”, The Financial Times, (August 2020), https://ft.com/content/b72e3969-522c-4e83-b431-c0b498754b2d.

8   “The TNFD Nature-related & Opportunity Management and Disclosure Framework” Taskforce on Nature-related Financial Disclosures, (March 2020) https://tnfd. global/wp-content/uploads/2022/03/220321-TNFD- framework-beta-v0.1-Exec-Summary-FINAL.pdf.

9   “Glasgow Leaders’ Declaration on Forests and Land Use”, UN Climate Change Conference UK 2021, (February 2021), https://ukcop26.org/glasgow-leaders-declaration-on-forests-and-
land-use/.

10   “The Collective Effort to End Deforestation: A Pathway For Companies to Raise Their Ambition”, CDP, (March 2021), https://cdn.cdp.net/cdp-production/cms/reports/ documents/000/005/630/original/CDP_Forests_ analysis_report_2020.pdf?1616334771.

11   “Processed Foods: Sustainability Accounting Standard”, Sustainability Accounting Standards Board, (October 2018) https://sasb.org/wp-content/ uploads/2018/11/ Processed_Foods_Standard_2018.pdf.

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

B-145

12   Labbate, Gabriel. “Deforestation Factsheet”, United Nations Environment Programme, (April 2021), https://wedocs.unep.org/bitstream/ handle/20.500.11822/35851/DF.pdf.

13   “A Spotlight on Sustainable Supply Chain & Procurement”, United Nations Global Compact (December 2021), https://unglobalcompact.org/take- action/leadership/integrate-sustainability/roadmap/ supply-chain.

14   “The Investor Guide to Deforestation and Climate Change”, Ceres, (June 2020), https://ceres.org/sites/ default/files/reports/2020-06/Ceres%20Investor%20 Guide%20FINAL%20June%2029.pdf.

15   Van Cutsem, Cedric. “Action Plans to Protect and Restore Forests, with Farmers at the Heart”, Cocoa Life: Mondelez International, (March 2019). https://cocoalife. org/progress/action-plans-to-protect-and-restore- forests-with-cocoa-life-farmers-at-the-heart.

16   Dhanasarnsombat, Sansanee. “Deforestation Shareholder Proposals Wins Signals a Shift”, Bloomberg Law, (August 2021). https://news. bloomberglaw.com/ bloomberg-law-analysis/analysis-deforestation-shareholder-proposal-wins-signal-a-shift.

About State Street Global Advisors	Our clients are the world’s governments, institutions and financial advisors. To help them achieve their financial goals we live our guiding principles each and every day:
	•	Start with rigor
	•	Build from breadth
	•	Invest as stewards
	•	Invent the future

For four decades, these principles have helped us be the quiet power in a tumultuous investing world. Helping millions of people secure their financial futures. This takes each of our employees in 29 offices around the world, and a firm-wide conviction that we can always do it better. As a result, we are the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.

†  This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

B-146

ssga.com

Marketing communications

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John

Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John

Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers

Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

B-147

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator) who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1483402-4641947.2.1.GBL.RTL 0323 Exp. Date: 03/31/2024

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

B-148

May 2023

Asset Stewardship

Guidance on Human Rights Disclosures & Practices

State Street Global Advisors is committed to upholding human rights, and we expect our investee companies to as well given the reputational, regulatory, legal, and operational risks that human rights violations can pose to a company. We expect portfolio companies to regularly identify whether there are risks related to human rights1 in their operations and manage any material risks that emerge, providing relevant disclosures to investors.

1	As defined in the Universal Declaration of Human Rights and the ILO Declaration on Fundamental Principles and Rights at Work.

B-149

Our Expectations for Human Rights Disclosures

We expect companies to disclose whether they have established processes for identifying risks related to human rights. If any material human rights risks are identified, we expect further public disclosure describing:

1. Human rights-related risks the company considers most material;

2. Plans to manage and mitigate these risks;

3. Board oversight of these risks; and

4. Assessment of the effectiveness of the human rights risk management program.

State Street Global Advisors believes that best practices for enhancing human rights-related disclosures include describing:

•  Specific geographic regions, industries, resources, or types of workforce where the risk is highest;

•  How workers, civil society organizations, and other stakeholders are involved in identifying and mitigating issues;

•  Which mechanisms exist for workers to raise grievances without fear of retaliation; and

•  How the company supports impacted individuals in providing restorative remedy.

Engagements	Incorporating Our Expectations Into Conversations with Companies

We will engage companies on this topic, prioritizing companies with the highest risk of human rights violations. When assessing the risk level of a particular company, we will consider the company’s industry, region, and business model; any history of human rights violations; and client and stakeholder input. In 2021, we initiated a targeted engagement campaign on modern slavery, and in 2022, we undertook another series of proactive engagements on human rights, targeting companies who were noncompliant with the UN Global Compact. We also requested reactive engagements with specific companies if we were made aware that they had been accused of human rights violations.

Thought Leadership Addressing Modern Slavery in Supply Chains	In Q3 2021, we initiated a series of targeted engagements on the topic of modern slavery. We relied on existing frameworks including SASB, the Global Slavery Index, and the International Labor Organization to identify high-risk sectors, and reached out to our largest holdings in those sectors to request in-depth engagements. We focused on companies in industries where modern slavery poses an outsized risk, especially given the increasing reputational and regulatory risks associated with forced labor in the supply chain. Through this process, we gleaned insights into companies’ best practices to inform our ongoing stewardship efforts in this space. To review our insights from this campaign, please visit Modern Slavery Insights.

B-150

Voting Incorporating Our Expectations into Our Proxy Voting and Engagement Practices

With respect to voting on human rights-related disclosure issues, we will first engage with companies related to our human rights-related disclosure expectations outlined herein, focusing on companies and industries with the greatest risk and opportunity.

Below is the approach we follow when voting on human rights related shareholder proposals:

• FOR we will consider voting for shareholder proposals that we believe will lead to increased alignment with our expectations for human rights related disclosures;

• ABSTAIN we will consider voting abstain when we support some elements of a proposal’s request, or recognize a company’s commitment to implement related disclosure and/or oversight practices;

• AGAINST we will vote against shareholder proposals that we believe are immaterial, overly prescriptive, or would not further our disclosure and oversight expectations.

Investment and Research Activities	State Street Global Advisors also incorporates human rights into investment and research activities. Our firm allocated significant resources toward building our ESG data architecture which gives our portfolio managers and researchers access to a variety of best-in-class data vendors. Our colleagues have access to best-in-class data on companies’ human rights practices.

Conclusion	We encourage companies in our portfolios to align their disclosures and practices with our expectations. Please reach out to State Street Global Advisors’ Asset Stewardship Team at GovernanceTeam@ssga.com to request an engagement on this important topic.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.62 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.
† This figure is presented as of March 31, 2023 and includes approximately $65.03 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

B-151

ssga.com

State Street Global Advisors

Marketing Communications

Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir

John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street

Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors

Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. South Africa: State Street Global Advisors Limited is regulated by the Financial Sector Conduct Authority in South Africa under license number 42670. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

B-152

Important Risk Information

Investing involves risk including the risk of loss of principal.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation.

This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended May 26, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and

has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate

EU regulator) who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data. Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

© 2023 State Street Corporation. All Rights Reserved.

ID1483214-4044035.5.1.GBL.RTL 0323 Exp. Date: 06/30/2024

B-153

Insights Asset Stewardship	Guidance on Board Oversight of Director Time Commitments
April 2023

Key Takeaways

•  The global COVID-19 pandemic and an elevated culture of shareholder engagement have heightened the time commitment required to serve as a director on a public company board.

•  Investors would benefit from increased transparency over how Nominating Committees assess their directors’ time commitments and what factors are included in this discussion.

•  This guidance sets forth our expectations for Nominating Committees to evaluate their directors’ time commitments, regularly assess director effectiveness, and provide public disclosure on their policies and efforts to investors.

A Historic Transition	The global COVID-19 pandemic and an elevated culture of shareholder engagement have heightened the time commitment required to serve as a director on a public company board. State Street Global Advisors’ Asset Stewardship team values the critical role that effective boards play in keeping management focused on their companies’ long-term goals. Through our engagements with portfolio companies, we learned how their strategies and operations are continuously reinvented to meet a confluence of challenges, including the global health crisis and the systemic risks of climate change and gender, racial and ethnic inequity. These forces continue to shape board agendas, with directors citing corporate resiliency[1] as the emerging topic most central to their conversations in 2021.

The Evolving Role and Expectations of Directors	To effectively manage the risks and opportunities facing their companies, directors are meeting more often. In 2021, S&P 500 boards formally met an average of 9.4 times,[2] a 25% year-over-year increase. FTSE 150 boards held an average of 11.6 meetings in 2021, a 50% increase compared to 2020,[3] reflecting the global nature of this development.

Additionally, a more robust engagement culture with both internal and external stakeholders has placed more demands on directors’ time.

B-154

SPAC Directorship	The rise of Special Purpose Acquisition Companies (“SPACs”) continues to shape our governance discussions with boards. The rapid pace of SPAC activity has continued to challenge traditional models of corporate governance, and has driven strong demand for qualified SPAC directors, many of whom also serve as public company directors.

Through our continued dialogue with directors serving on both SPAC and public company boards, we have learned the following:

• While SPAC director time commitment requirements vary depending on the individual and SPAC board, they are generally less than the average time associated with public company directorship.

•  SPACs are typically subject to a two-year time horizon to find an acquisition target, and directors are generally called on to spend their most significant service time in the final months before the acquisition closes with the target company.

• Typically, no more than one SPAC director rolls onto the new entity’s board in an official capacity.

• In many cases, multiple members of the SPAC sponsor management team remain on the board once the target company goes public.

• SPAC sponsors play a much more time-consuming role relative to directors, and their responsibilities include raising capital, deal sourcing, and conducting deep due diligence on potential targets.

• SPAC director responsibilities include evaluating target candidates, facilitating industry introductions, and providing general oversight over the process.

Given these findings, we do not consider service on a SPAC board when evaluating directors for excessive commitments. However, we do expect these roles to be considered by Nominating Committees when evaluating director time commitments.

Our Guidance on Director Time Commitments	Insights gleaned from our director engagements, coupled with a growing body of research,[4] reflect the ever-increasing time commitment associated with serving as a director on a public company board. Directors have a challenging role, and the topics they are expected to oversee have increased in scope and complexity.

Guidance on Board Oversight of Director Time Commitments

B-155

Despite the elevated oversight expectations on directors and the company boards on which they serve, 112 boards among the S&P 500 do not report specific limits on additional board service.[5] Investors would benefit from increased transparency over how Nominating Committees assess their directors’ time commitments and what factors are included in these decisions. We believe well-governed boards are responsible for establishing, enforcing and disclosing their director commitment policies.

We expect Nominating Committees to evaluate their directors’ time commitments, regularly assess director effectiveness, and provide public disclosure on their policies and efforts to investors.

Voting Incorporating Our Guidance into Our Voting Policies	When voting on the election or re-election of a director, we consider the number of outside board directorships that a non-executive and an executive may undertake. Thus, State Street Global Advisors may take voting action against a director who exceeds the number of board mandates listed below:
• Named Executive Officers (NEOs) of a public company who sit on more than two public company boards

• Non-executive board chairs or lead independent directors who sit on more than three public company boards

• Director nominees who sit on more than four public company boards

For non-executive board chairs/lead independent directors and director nominees who hold excessive commitments, as defined above, we may consider waiving our policy and vote in support of a director if a company discloses its director commitment policy in a publicly available manner (e.g., corporate governance guidelines, proxy statement, company website). This policy or associated disclosure must include:

• A numerical limit on public company board seats a director can serve on

— This limit cannot exceed our policy by more than one seat

• Consideration of public company board leadership positions (e.g., Committee Chair)

• Affirmation that all directors are currently compliant with the company policy

• Description of an annual policy review process undertaken by the Nominating Committee to evaluate outside director time commitments

Guidance on Board Oversight of Director Time Commitments

B-156

A Sample Disclosure Might Look Like:

“Directors can sit on no more than five public company boards (including our own), with consideration given to public company leadership roles and outside commitments. The Nominating Committee conducts an annual review of director commitment levels, and affirms that all directors are compliant at this time.”

If a director is imminently leaving a board and this departure is disclosed in a written, time-bound and publicly-available manner, we may consider waiving our withhold vote when evaluating directors for excessive commitments.

Service on a mutual fund board, the board of a UK investment trust or a Special Purpose Acquisition Company (SPAC) board is not considered when evaluating directors for excessive commitments. However, we do expect these roles to be considered by Nominating Committees when evaluating director time commitments.

Conclusion	We remain focused on our fiduciary duty to improve long-term value of our clients’ investments. It is our conviction that well-governed boards are best placed to evaluate their directors’ time commitments, and that Nominating Committees are responsible for establishing, enforcing and disclosing their director commitment policies to investors.

Endnotes

1  Celia Huber, Frithjof Lund and Nina Speilmann, “How boards have risen to the COVID-19 challenge, and what’s next,” McKinsey & Company, (April 2021), https:// mckinsey.com/business-functions/strategy-and-corporate
-finance/our-insights/how-boards-have
-risen-to-the-covid-19- challenge-and-whats-next.

2  2Julie Hembrock Daum, Kathleen M. Tamayo, Ann Yerger, “2021 U.S. Spencer Stuart Board Index,” Spencer Stuart, (November 2021), https://spencerstuart.com/-/ media
/2021/october/ssbi2021/us-spencer-stuart
-board-index-2021.pdf.

3  3Tessa Bamford, Monisha Banerjee, Livia Enomoto, Keith Fryer, Leoni Fruhwirth, Celia Jackson, Nadia Kangmasto, Alastair Rolfe, Alice Wyatt. “2021 UK Spencer Stuart Board Index” Spencer Stuart, (November 2021), https://spencerstuart.com/
research-and-insight/uk- board-index.

4  Celia Huber, Frithjof Lund and Nina Speilmann, “How boards have risen to the COVID-19 challenge, and what’s next,” Julie Hembrock Daum, Kathleen M. Tamayo, Ann Yerger, “2021 U.S. Spencer Stuart Board Index,”

5  Julie Hembrock Daum, Kathleen M. Tamayo, Ann Yerger, “2021 U.S. Spencer Stuart Board Index,”

Guidance on Board Oversight of Director Time Commitments

B-157

About State Street Global Advisors	Our clients are the world’s governments, institutions and financial advisors. To help them achieve their financial goals we live our guiding principles each and every day:

• Start with rigor

• Build from breadth

• Invest as stewards

• Invent the future

For four decades, these principles have helped us be the quiet power in a tumultuous investing world. Helping millions of people secure their financial futures. This takes each of our employees in 29 offices around the world, and a firm-wide conviction that we can always do it better. As a result, we are the world’s fourth-largest asset manager* with US $3.62 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.

†  This figure is presented as of March 31, 2023 and includes approximately $65.03 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affliiated. Please note all AUM is unaudited.

Guidance on Board Oversight of Director Time Commitments

B-158

ssga.com

Marketing Communication

State Street Global Advisors

Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA).

This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin

2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited,

68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building

7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

Guidance on Board Oversight of Director Time Commitments

B-159

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended April 12, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1522581-4055816.3.1.GBL.RTL  0423

Exp. Date: 03/31/2024

Guidance on Board Oversight of Director Time Commitments

B-160

Insights Asset Stewardship March 2023	Corporate Participation in the Political Process in the United States

This guidance describes the framework we use to analyze shareholder proposals regarding corporate participation in the political process in the United States.

Background	Corporate participation in the political process is common practice in the United States, and we believe it continues to carry risks that warrant stronger board oversight and increased transparency. Companies that make political contributions, pursue lobbying activities, or support politically-active industry groups in the United States have a responsibility to provide adequate disclosure to investors, and their boards should oversee political activities.

What follows is an overview of the framework we use to evaluate three common political activity shareholder proposal themes: 1) political contributions; 2) lobbying; and 3) trade association alignment. We will consider supporting relevant shareholder proposals when a company’s disclosures are not fully aligned with our expectations outlined below.

Political Contributions	Political contribution proposals ask issuers to disclose direct and indirect political spending. State Street Global Advisors expects investee companies to disclose the following information regarding political contributions not only through mandated filings, but also on the company’s own website or corporate responsibility reporting:

•  All contributions, no matter the dollar value, made by the company, its subsidiaries, and/ or affiliated Political Action Committees (PACs) to individual candidates, PACs, and other political organizations at the state and federal levels in the US; and

• The role of the board in oversight of political contributions.

Corporate Participation in the Political Process in the United States

B-161

Lobbying	Lobbying proposals ask companies to describe the process for the board’s review of political policies, lobbying expenditures, general lobbying activities, and selection and engagement of lobbyists. As investors, we are concerned when lobbying creates potential reputational risks, for example by contradicting companies’ publicly stated positions on relevant issues. We believe that board oversight can help mitigate these risks, as the board is attuned to the company’s values, mission, and public perception. As such, we expect companies to disclose:

• Membership in US trade associations (to which payments are above $50,000 per year); and

• The role of the board in overseeing lobbying activities.

Trade Association Alignment	The latest iteration of politically-focused shareholder proposals ask that corporate membership in trade associations be aligned with a company’s stated position on various environmental and social issues, for example climate change. State Street Global Advisors evaluates the following when considering such a proposal:

• The board’s role in overseeing the company’s participation in the political process in the US, including membership in trade associations;

• Whether the company regularly performs a gap analysis of its stated positions on relevant environmental and/or social issues versus those of its trade associations; and

• Whether the company disclosed a list of its US trade association memberships (to which payments are above $50,000 per year).

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.
† This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

Corporate Participation in the Political Process in the United States

B-162

ssga.com

Marketing communications

State Street Global Advisors

Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global

Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe

Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay,

Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168,

Corporate Participation in the Political Process in the United States

B-163

Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon.

You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1487000-3503681.3.1.GBL.RTL  0323

Exp. Date: 03/31/2024

Corporate Participation in the Political Process in the United States

B-164

May 2023

Asset Stewardship

Guidance on Diversity Disclosures and Practices

At State Street Global Advisors, we believe that companies have a responsibility to effectively manage and disclose risks and opportunities related to diversity, equity, and inclusion, particularly regarding gender, race, and ethnicity. Gender diversity has been a priority of State Street Global Advisors’ asset stewardship program since 2017 and we have been a leader in this area since, as evidenced by our Fearless Girl campaign. In this Guidance we set forth our expectations for diversity-related disclosures and how we integrate those expectations into our asset stewardship and proxy voting activities.

Information Classification: Limited

Access

B-165

Our Expectations for Diversity, Equity, and Inclusion Disclosures	Investors can benefit from increased publicly-available data on diversity, equity, and inclusion at portfolio companies. As such, we encourage companies to share relevant information with the market, and we expect all companies in our portfolio to offer public disclosures in five key areas:

1. Board Oversight Describe how the board executes its role in oversight role of risks and opportunities related to diversity and inclusion;

2. Strategy Articulate the role diversity (of race, ethnicity, and gender, at minimum) plays in the company’s broader human capital management practices and long-term strategy;

3. Goals Describe what diversity, equity, and inclusion-related goals exist, how these goals contribute to the company’s overall strategy, and how they are managed and progressing;

4. Metrics Provide measures of the diversity of the company’s global employee base and board, including:

a. Workforce Employee diversity by race, ethnicity, and gender (at minimum). We expect to see this information to be broken down by industry-relevant employment categories or levels of seniority, for all full-time employees. In the US, companies are expected to at least use the disclosure framework set forth by the United States Equal Employment Opportunity Commission’s EEO-1 Survey. Non-US companies are encouraged to disclose this information in alignment with SASB guidance and nationally appropriate frameworks; and,

b. Board Diversity characteristics, including racial, ethnic, and gender makeup (at minimum) of the board of directors; and

5.  Board Diversity Articulate goals and strategy related to diverse representation at the board (including race, ethnicity, and gender, at minimum), including how the board reflects the diversity of the company’s workforce, community, customers, and other key stakeholders.

Our Expectations for Pay Equity Disclosures	We expect all companies in the US and the UK to provide public disclosure on:

1. Adjusted pay gaps related to race and gender within the company (Disclosure of the unadjusted pay gap is also encouraged, but not expected outside of the UK market at this time);

2. Strategy to achieve and maintain pay equity; and

3. Role of the board in overseeing pay strategies as well as Diversity, Equity and Inclusion efforts.

Information Classification: Limited Access

B-166

Civil Rights Risks	We expect companies in the US to provide public disclosure on:

1. Risks related to civil rights, including risks associated with products, practices, and services;

2. Plans to manage and mitigate these risks; and

3. Processes at the board for overseeing such risks (e.g., committee responsible, frequency of discussions, etc.).

Expanding the Aperture of Diversity, Equity, and Inclusion	Investors, regulators, and other stakeholders are increasingly focused on other dimensions of diversity beyond gender, race, and ethnicity. For example, California lawmakers and the Nasdaq exchange include LGBTQ-identified individuals in their perspectives on board diversity. Some advocates are calling for the prioritization of disability as an essential dimension of diversity, and several companies (especially outside of the US) already disclose information regarding the role of people with disabilities in their organization. We encourage our portfolio companies to consider providing disclosures about the full diversity of their organization, as these disclosures are wholly aligned with contributing to the intent to increase diversity of thought that underlies the present more common focus on gender, race and ethnic diversity. The reputational and regulatory risk of not doing so also may increase in the coming years.

Engagements Incorporating Our Expectations into Conversations with Companies	Since 2021, we have reached out to 35 of the largest employers in our portfolio each year to have deeper conversations on human capital management and diversity, equity, and inclusion. Our aim is to monitor companies’ approaches to these topics, and encourage alignment with our expectations described herein.

Voting Incorporating Our Expectations into Our Proxy Voting Policies	In order to achieve alignment with our aforementioned expectations and advance transparency in the public markets, State Street Global Advisors has the following proxy voting guidelines:

Race & Ethnicity –— United States and United Kingdom

•  If a company in the Russell 1000 or FTSE 350 does not disclose the racial and ethnic composition of its board, we will vote against the Chair of the Nominating Committee. Acceptable disclosures include:

— Aggregate-level (e.g., “5% of our Directors are Black”, “Seven of our Directors are people of color”, “30% chose not to self-identify”).

— Individual-level (e.g., “Jane Doe is African-American, John Smith is Caucasian,” etc.).

B-167

Information Classification: Limited Access

• If a company in the S&P 500 or FTSE 100 does not have at least one director from an underrepresented racial or ethnic community, we will vote against the Chair of the Nominating Committee.

• If a company in the S&P 500 does not disclose its EEO-1 report, we will vote against the Chair of the Compensation Committee. Acceptable disclosures include:

— The original EEO-1 report response.

— The exact content of the report translated into custom graphics.

Gender

•  We expect boards of companies in all markets and indices to have at least one female board member. In markets where we are implementing this policy for the first time, we may waive the policy if a company engages with State Street Global Advisors and provides a specific, timebound plan for adding at least one woman to the board.

•  In addition, we expect companies in the Russell 3000, TSX, FTSE 350, STOXX 600, and ASX 300 indices to have boards comprised of at least 30 percent women directors. We may waive the policy if a company engages with State Street Global Advisors and provides a specific, timebound plan for reaching 30 percent representation of women directors.

•  If a company fails to meet any of the expectations outlined above, State Street Global Advisors may vote against the Chair of the Nominating Committee or the board leader in the absence of a Nominating Committee, if necessary. Additionally, if a company fails to meet this expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the Nominating Committee or those persons deemed responsible for the nomination process.

Shareholder Proposals	Below is the approach we follow when voting on shareholder proposals:

• FOR we will consider voting for shareholder proposals that we believe will lead to increased alignment with our expectations for diversity-related disclosures and practices;

• ABSTAIN we will consider voting abstain when we support some elements of a proposal’s request, or recognize a company’s commitment to implement related disclosure and/or oversight practices;

AGAINST we will vote against shareholder proposals that we believe are immaterial, overly prescriptive, or would not further our disclosure and oversight expectations.

Information Classification: Limited Access

B-168

Thought Leadership The Board’s Oversight of Racial and Ethnic Diversity, Equity, and Inclusion	In 2020, State Street Corporation announced it would be taking “10 Actions to Address Racism & Inequality.” As part of Action #7, State Street Global Advisors’ Asset Stewardship team led an internal, cross-functional workstream to study best practices in board oversight of racial and ethnic diversity, equity, and inclusion. We partnered with Russell Reynolds Associates and the Ford Foundation to interview 27 directors of FTSE 100 and S&P 500 multinational corporations, culminating in a report titled “The Board’s Oversight of Racial and Ethnic Diversity, Equity and Inclusion.”

Conclusion	We remain focused on our fiduciary duty to maximize the long-term shareholder value of our clients’ investments. We believe that teams with a diversity of perspectives generate a diversity of ideas that can drive the long-term success of a firm. Please reach out to our Asset Stewardship team at GovernanceTeam@ssga.com. We look forward to engaging with you on this important topic.

About State Street Global Advisors	State Street Global Advisors serves governments, institutions and financial advisors with a rigorous approach, breadth of capabilities and belief that good stewardship is good investing for the long term. Pioneers in index, ETF, and ESG investing and the world’s fourth-largest asset manager*, we are always inventing new ways to invest.

* Pensions & Investments Research Center, as of December 31, 2021.

Information Classification: Limited Access

B-169

ssga.com

State Street Global Advisors

Marketing Communications

Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA).

This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority.

T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia.

T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global

Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin

2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000.

F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street

Global Advisors Italy is registered in Italy with company number

11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands:

State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. South Africa: State Street Global Advisors Limited is regulated by the Financial Sector Conduct Authority in South Africa under license number 42670. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

Information Classification: Limited Access

B-170

Important Risk Information

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended May 26, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator) who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research

© 2023 State Street Corporation.

All Rights Reserved. ID1483220-3383057.7.1.GBL.RTL 0323 Exp. Date: 06/30/2024

Information Classification: Limited Access

B-171

May 2023

Asset Stewardship

Guidance on Human Capital Management Disclosures & Practices

In 2021, State Street Global Advisors’ Asset Stewardship team sought to strengthen our perspective on human capital management. We conducted over 185 engagements with investee companies on this topic in markets across the world, including a proactive engagement campaign targeting the largest employers in our portfolios. Our team also initiated conversations with experts on the topic of human capital management to enhance our understanding of this essential topic.

Our intended outcome through these engagements was to develop expectations for companies’ disclosures on human capital management, and to share our insights regarding best practices and areas for improvement for portfolio companies (please see our complementary Human Capital Management Insights page for more on this topic).

Information Classification: Limited

Access

B-172

Our Expectations for Human Capital Management Disclosures	While there are many material dimensions of human capital management, our engagements and analysis suggest that five areas are particularly meaningful components of a successful human capital management strategy across industries. As a starting point, we expect all companies to provide public disclosure on::

1. Board Oversight Methods outlining how the board oversees human capital-related risks and opportunities;

2. Strategy Approaches to human capital management and how these advance the long-term business strategy;

3. Compensation Strategies throughout the organization that aim to attract and retain employees, and incentivize contribution to an effective human capital strategy;

4. Voice Channels to ensure the concerns and ideas from workers are solicited and acted upon, and how the workforce is engaged and empowered in the organization; and

5. Diversity, equity, and inclusion Efforts to advance diversity, equity, and inclusion (see our complementary Guidance on Diversity Disclosures and Practices for additional context).

We expect public disclosures to contain specific information about these essential dimensions of human capital management. For example, instead of disclosing that “employees are surveyed regularly,” companies could consider describing survey frequency, examples of questions asked, and actions taken in response to employee feedback where relevant.

We understand that this is an evolving topic and we will continue to engage with companies to develop our expectations and inform our stewardship efforts in this space. We also encourage companies to consider emerging disclosure frameworks, including those required by regulators.

Voting Incorporating Our Expectations into Our Proxy Voting and Engagement Practices

With respect to voting on shareholder proposals related to human capital management , we will first engage with companies related to our human capital management-related disclosure and oversight expectations outlined herein, focusing on companies and industries with the greatest risk and opportunity.

Below is the approach when voting on human capital management-related shareholder proposals:

•  FOR We will consider voting for shareholder proposals that we believe will lead to increased alignment with our expectations for human capital-related disclosures and oversight;

Information Classification: Limited Access

B-173

• ABSTAIN We will consider voting abstain when we support some elements of a proposal’s request, or recognize a company’s commitment to implement related disclosure and/or oversight practices.

• AGAINST We will vote against shareholder proposals that we believe are immaterial, overly prescriptive or would not further our disclosure and oversight expectations.

For more information on our voting policies related to diversity, equity, and inclusion, please see our Guidance on Diversity Disclosures & Practices. For example, we will take voting action against chairs of the Nominating Committees at S&P 500 companies that do not disclose EEO-1 reports.

Thought Leadership Human Capital Management Insights

As part of our increased focus on human capital management, we conducted over 150 engagements on this topic in markets across the world in 2021, including a proactive engagement campaign targeting 60 of the largest employers in our portfolio across the Americas, EMEA, and APAC regions. Please see our Human Capital Management Insights for insights from these engagements.

Conclusion	We encourage companies in our portfolios to align their disclosures and practices with our expectations. Please reach out to State Street Global Advisors’ Asset Stewardship Team at GovernanceTeam@ssga.com to request an engagement on this important topic.
For additional context regarding our perspective on labor rights as an essential dimension of human rights, please see our Guidance on Human Rights Disclosures & Practices.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.62 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.

† This figure is presented as of March 31, 2023 and includes approximately $65.03 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

B-174

Information Classification: Limited Access

ssga.com

Marketing communication

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240- 7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2.

Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited,

68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103- 0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number:

49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3- 4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands,Apollo Building

7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. South Africa: State Street Global Advisors Limited is regulated by the Financial Sector Conduct Authority in South Africa under license number 42670.United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

Information Classification: Limited Access

B-175

Important Risk Information

Investing involves risk including the risk of loss of principal. The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies.

A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended May 26, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator) who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such. The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent.

© 2023 State Street Corporation.

All Rights Reserved.

ID1483214- 4044335.4.1.GBL.RTL 0423

Exp. Date: 06/30/2024

Information Classification: Limited Access

B-176

Insights Asset Stewardship	Guidance on Effective Board Oversight
March 2023

As stewards of near-permanent capital to thousands of public companies across the world, State Street Global Advisors focuses on risks and opportunities that may impact long-term value creation for our clients. We rely on the elected representatives of the companies in which we invest — the board of directors — to oversee these firms’ strategies. We expect effective independent board oversight of the material risks and opportunities to its business and operations. We believe that appropriate consideration of these risks and opportunities is an essential component of a firm’s long-term business strategy, and expect boards to actively oversee the management of this strategy.

This paper provides guidance to our portfolio companies on how we evaluate the effectiveness of the board oversight of the risks and opportunities and should be read in conjunction with our Global Proxy Voting and Engagement Principles and applicable regional proxy voting and engagement guidelines. It also outlines our approach to incorporating these perspectives into our voting and engagement.

B-177

Guidance On Effective Board Oversight	When evaluating a board’s oversight of financially material risks and opportunities, we assess the following factors, based on disclosures and engagements with directors.

Oversees Long-term Strategy

• Articulates the material risks and opportunities and how those risks and opportunities fit into the firm’s long-term business strategy

• Regularly assesses the effectiveness of the company’s long-term strategy, and management’s execution of this strategy

For example, we leverage established frameworks, such as The Sustainability Accounting Standards Board (SASB) Materiality Map to inform our views on the materiality of environmental and social issues at a given company. We have also established the following priorities for proxy voting and engagement: Effective Board Oversight; Climate Risk Management; Human Capital Management; and Diversity, Equity & Inclusion.

Demonstrates an Effective Oversight Process

• Describes which committee(s) have oversight over specific risks and opportunities, as well as which topics are overseen and/or discussed at the full-board level

• Includes risks and opportunities in board and/or committee agendas, and articulates how often specific topics are discussed at the committee and/or full-board level

• Utilizes KPIs or metrics to assess the effectiveness of risk management processes

• Engages with key stakeholders including employees and investors

Ensures Effective Leadership

• Holds management accountable for progress on relevant metrics and targets

•  Integrates necessary skills and perspectives into the board nominating and executive hiring processes, and provides training to directors and executives, including on topics material to the company’s business or operations

• Conducts a periodic effectiveness review

Guidance on Effective Board Oversight

B-178

Ensures Disclosures of Material Information

• Ensures publication of relevant disclosures, including those regarding material topics

— For example, we expect companies to disclose against the four pillars of the Task Force on Climate-related Financial Disclosures (TCFD) framework

Incorporating our Expectations for Effective Oversight Into our Proxy Voting and Engagement Practices

As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively assess the risk of our clients’ portfolios and the broader market, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.

Consistent with this perspective, we may seek to engage with our portfolio companies to better understand how their boards are overseeing risks and opportunities the company has deemed to be material to its business or operations. If we believe a company has failed to implement and communicate effective oversight of these risks, we may consider voting against the directors responsible.

Next Steps For Directors	We encourage directors to review our existing guidance, as well as our voting guidelines, all of which can be found on our website. We believe regular engagements with directors is an essential component of successful long-term partnerships with our portfolio companies. Please reach out to the Asset Stewardship team at GovernanceTeam@ssga.com to request an engagement or share your ideas on effective board oversight.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.

†  This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

Guidance on Effective Board Oversight

B-179

ssga.com

Marketing communication

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense – Tour A – La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878

400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number

11871450968 – REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’

Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors

Guidance on Effective Board Oversight

B-180

Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

Important Risk Information

Investing involves risk including the risk of loss of principal.

The returns on a portfolio of securities which exclude

companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator) who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent.

© 2023 State Street Corporation.

All Rights Reserved.

ID1519201-5596229.1.2.GBL.RTL 0423

Exp. Date: 03/31/2024

Guidance on Effective Board Oversight

B-181

Insights Asset Management	Guidance on Virtual Shareholder Meetings
April 2023

As shareholder meetings have increasingly been held virtually due to the pandemic, our Asset Stewardship team outlines our voting approach to management proposals on this topic, expectations for shareholder engagement best practices and guidance on preserving robust shareholder rights.

As a result of the COVID-19 pandemic, companies are increasingly holding virtual shareholder meetings (“VSMs”) globally. Many companies are proposing amendments to their governing documents that grant the board the ability to host VSMs at their own discretion in perpetuity.

Recognizing the success of virtual and hybrid shareholder meetings and a shifting regulatory environment, we will generally support proposals that grant boards the right to hold shareholder meetings in a virtual or hybrid format as long as companies uphold the following best practices:

• Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders

• Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders

• Provide a written record of all questions posed during the meeting, and

• Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices

If a company breaches of any of the criteria above, we may vote against the Chair of the nominating committee.

Our evaluation of these proposals will also consider the operating environment of the company, including local regulatory developments and specific market circumstances impacting virtual meeting practices.

B-182

While we are encouraged by the success of VSMs thus far,, companies and shareholders must remain vigilant in continuing to improve their VSM practices. Maintaining a strong level of shareholder dialogue, upholding shareholder rights, and leveraging the virtual format to benefit companies and investors will be essential.

About State Street Global Advisors	Our clients are the world’s governments, institutions and financial advisors. To help them achieve their financial goals we live our guiding principles each and every day:

• Start with rigor

• Build from breadth

• Invest as stewards

• Invent the future

For four decades, these principles have helped us be the quiet power in a tumultuous investing world. Helping millions of people secure their financial futures. This takes each of our employees in 29 offices around the world, and a firm-wide conviction that we can always do it better. As a result, we are the world’s fourth-largest asset manager* with US $3.62 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.
† This figure is presented as of March 31, 2023 and includes approximately $65.03 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

Guidance on Virtual Shareholder Meetings

B-183

ssga.com

Marketing communication

State Street Global Advisors

Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of

State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe

Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street

Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168,

Guidance on Virtual Shareholder Meetings

B-184

Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555.

F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

All information is from State Street Global Advisors unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

Investing involves risk including the risk of loss of principal.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended April 12, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1522584-4255954.3.1.GBL.RTL  0423

Exp. Date: 04/30/2024

Guidance on Virtual Shareholder Meetings

B-185

APPENDIX C — ISS PROXY VOTING POLICY AND GUIDELINES

ISS

UNITED STATES

Proxy Voting Guidelines
Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2023
Published December 13, 2022

WWW.ISSGOVERNANCE.COM C-1

W W W . I S S G O V E R N A N C E . C O M	C-2	2 of 81

W W W . I S S G O V E R N A N C E . C O M	C-3	3 of 81

W W W . I S S G O V E R N A N C E . C O M	C-4	4 of 81

W W W . I S S G O V E R N A N C E . C O M	C-5	5 of 81

W W W . I S S G O V E R N A N C E . C O M	C-6	6 of 81

W W W . I S S G O V E R N A N C E . C O M	C-7	7 of 81

W W W . I S S G O V E R N A N C E . C O M	C-8	8 of 81

Coverage

The U.S. research team provides proxy analyses and voting recommendations for the common shareholder meetings of U.S. - incorporated companies that are publicly-traded on U.S. exchanges, as well as certain OTC companies, if they are held in our institutional investor clients’ portfolios. Coverage generally includes corporate actions for common equity holders, such as written consents and bankruptcies. ISS’ U.S. coverage includes investment companies (including open-end funds, closed-end funds, exchange-traded funds, and unit investment trusts), limited partnerships (“LPs”), master limited partnerships (“MLPs”), limited liability companies (“LLCs”), and business development companies. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

Foreign-incorporated companies

In addition to U.S.- incorporated, U.S.- listed companies, ISS’ U.S. policies are applied to certain foreign-incorporated company analyses. Like the SEC, ISS distinguishes two types of companies that list but are not incorporated in the U.S.:

◾

U.S. Domestic Issuers – which have a majority of outstanding shares held in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies (e.g. they are required to file DEF14A proxy statements) – are generally covered under standard U.S. policy guidelines.

◾

Foreign Private Issuers (FPIs) – which are allowed to take exemptions from most disclosure requirements (e.g., they are allowed to file 6-K for their proxy materials) and U.S. listing standards – are generally covered under a combination of policy guidelines:

◾

FPI Guidelines (see the Americas Regional Proxy Voting Guidelines), may apply to companies incorporated in governance havens, and apply certain minimum independence and disclosure standards in the evaluation of key proxy ballot items, such as the election of directors; and/or

◾	Guidelines for the market that is responsible for, or most relevant to, the item on the ballot.

U.S. incorporated companies listed only on non-U.S. exchanges are generally covered under the ISS guidelines for the market on which they are traded.

An FPI is generally covered under ISS’ approach to FPIs outlined above, even if such FPI voluntarily files a proxy statement and/or other filing normally required of a U.S. Domestic Issuer, so long as the company retains its FPI status.

In all cases – including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets – items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the

“assigned” primary market coverage.

W W W . I S S G O V E R N A N C E . C O M	C-9	9 of 81

1. Board of Directors

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

Independence: Boards should be sufficiently independent from management (and significant shareholders) to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case-by-case basis):

Independence

Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:

◾	Independent directors comprise 50 percent or less of the board;
◾	The non-independent director serves on the audit, compensation, or nominating committee;
◾	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
◾	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

1 A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

2 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

W W W . I S S G O V E R N A N C E . C O M	C-10	10 of 81

ISS Classification of Directors – U.S.

1.	Executive Director

1.1.	Current officer[1] of the company or one of its affiliates[2].

2.	Non-Independent Non-Executive Director

Board Identification

2.1.	Director identified as not independent by the board.

Controlling/Significant	Shareholder
2.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Current Employment at Company or Related Company
2.3.	Non-officer employee of the firm (including employee representatives).
2.4.	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.

Former Employment

2.5.	Former CEO of the company. [3,4]
2.6.	Former non-CEO officer[1] of the company or an affiliate[2] within the past five years.
2.7.	Former officer[1] of an acquired company within the past five years.[4]
2.8.	Officer[1] of a former parent or predecessor firm at the time the company was sold or split off within the past five years.
2.9.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5]

Family Members

2.10.	Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.
2.11.

Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non- Section 16 officer in a key strategic role).

Professional, Transactional, and Charitable Relationships

2.12.

Director who (or whose immediate family member6) currently provides professional services[7] in excess of $10,000 per year to: the company, an affiliate[2], or an individual officer of the company or an affiliate; or who is (or whose immediate family member[6] is) a partner, employee, or controlling shareholder of an organization which provides the services.

2.13.

Director who (or whose immediate family member6) currently has any material transactional relationship[8] with the company or its affiliates[2]; or who is (or whose immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationship[8] (excluding investments in the company through a private placement).

2.14.

Director who (or whose immediate family member6) is a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].

Other Relationships

2.15.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.
2.16.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.[10]
2.17.	Founder[11] of the company but not currently an employee.
2.18.	Director with pay comparable to Named Executive Officers.
2.19.	Any material[12] relationship with the company.

3.	Independent Director

3.1.	No material[12] connection to the company other than a board seat.

W W W . I S S G O V E R N A N C E . C O M	C-11	11 of 81

Footnotes:

1. The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

2. “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.

3. Includes any former CEO of the company prior to the company’s initial public offering (IPO).

4. When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

5. ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

6. “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

7. Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

8. A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

9. Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

10. Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

11. The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an Independent Director.

W W W . I S S G O V E R N A N C E . C O M	C-12	12 of 81

12. For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

◾	Medical issues/illness;
◾	Family emergencies; and
◾	Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

◾	Sit on more than five public company boards; or
◾	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[4].

Gender Diversity: Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company’s board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.

Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members5. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.

3 Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

4 Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

5 Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

W W W . I S S G O V E R N A N C E . C O M	C-13	13 of 81

Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

◾

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

◾	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
◾	Rationale provided in the proxy statement for the level of implementation;
◾	The subject matter of the proposal;
◾	The level of support for and opposition to the resolution in past meetings;
◾	Actions taken by the board in response to the majority vote and its engagement with shareholders;
◾	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
◾	Other factors as appropriate.
◾	The board failed to act on takeover offers where the majority of shares are tendered;
◾

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

◾	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
◾	The company’s response, including:
◾

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

◾	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
◾	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
◾	Other recent compensation actions taken by the company;
◾	Whether the issues raised are recurring or isolated;
◾	The company’s ownership structure; and
◾	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
◾	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

PROBLEMATIC TAKEOVER DEFENSES, CAPITAL STRUCTURE, AND GOVERNANCE STRUCTURE

Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:

◾	The company has a poison pill with a deadhand or slowhand feature[6];

6 If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

W W W . I S S G O V E R N A N C E . C O M	C-14	14 of 81

◾	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
◾	The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders[7].

Vote case-by-case on nominees if the board adopts an initial short-term pill6 (with a term of one year or less) without shareholder approval, taking into consideration:

◾	The disclosed rationale for the adoption;
◾	The trigger;
◾	The company’s market capitalization (including absolute level and sudden changes);
◾	A commitment to put any renewal to a shareholder vote; and
◾	Other factors as relevant.

Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights8.

Exceptions to this policy will generally be limited to:

◾	Newly-public companies[9] with a sunset provision of no more than seven years from the date of going public;
◾	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
◾	Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or
◾	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Problematic Governance Structure: For companies that hold or held their first annual meeting9 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

◾	Supermajority vote requirements to amend the bylaws or charter;
◾	A classified board structure; or
◾	Other egregious provisions.

7 Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.

8 This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

9 Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

W W W . I S S G O V E R N A N C E . C O M	C-15	15 of 81

A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

◾	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
◾	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
◾	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
◾	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
◾	The company’s ownership structure;
◾	The company’s existing governance provisions;
◾	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and
◾	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:

◾	Classified the board;
◾	Adopted supermajority vote requirements to amend the bylaws or charter;
◾	Eliminated shareholders’ ability to amend bylaws;
◾	Adopted a fee-shifting provision; or
◾	Adopted another provision deemed egregious.

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

◾

The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group

(Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

◾	A classified board structure;

W W W . I S S G O V E R N A N C E . C O M	C-16	16 of 81

◾	A supermajority vote requirement;
◾	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
◾	The inability of shareholders to call special meetings;
◾	The inability of shareholders to act by written consent;
◾	A multi-class capital structure; and/or
◾	A non-shareholder-approved poison pill.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

◾	The presence of a shareholder proposal addressing the same issue on the same ballot;
◾	The board’s rationale for seeking ratification;
◾	Disclosure of actions to be taken by the board should the ratification proposal fail;
◾	Disclosure of shareholder engagement regarding the board’s ratification request;
◾	The level of impairment to shareholders’ rights caused by the existing provision;
◾	The history of management and shareholder proposals on the provision at the company’s past meetings;
◾	Whether the current provision was adopted in response to the shareholder proposal;
◾	The company’s ownership structure; and
◾	Previous use of ratification proposals to exclude shareholder proposals.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

◾	The non-audit fees paid to the auditor are excessive;
◾	The company receives an adverse opinion on the company’s financial statements from its auditor; or
◾

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

◾

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

◾	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
◾	The company maintains significant problematic pay practices; or
◾	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

◾	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
◾	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

W W W . I S S G O V E R N A N C E . C O M	C-17	17 of 81

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock: Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

◾	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
◾	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
◾	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
◾	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
◾	Any other relevant factors.

Climate Accountability

For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain10, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where ISS determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.

Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in alignment with the policy :

◾	Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:
◾	Board governance measures;
◾	Corporate strategy;
◾	Risk management analyses; and
◾	Metrics and targets.
◾	Appropriate GHG emissions reduction targets.

At this time, “appropriate GHG emissions reductions targets” will be medium-term GHG reduction targets or Net Zero-by-2050 GHG reduction targets for a company’s operations (Scope 1) and electricity use (Scope 2). Targets should cover the vast majority of the company’s direct emissions.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

◾	Material failures of governance, stewardship, risk oversight[11], or fiduciary responsibilities at the company;
◾	Failure to replace management as appropriate; or

10 Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

11 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.

W W W . I S S G O V E R N A N C E . C O M	C-18	18 of 81

◾

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

◾	Long-term financial performance of the company relative to its industry;
◾	Management’s track record;
◾	Background to the contested election;
◾	Nominee qualifications and any compensatory arrangements;
◾	Strategic plan of dissident slate and quality of the critique against management;
◾	Likelihood that the proposed goals and objectives can be achieved (both slates); and
◾	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Board Refreshment

Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.

W W W . I S S G O V E R N A N C E . C O M	C-19	19 of 81

Term/Tenure Limits

General Recommendation: Vote case-by-case on management proposals regarding director term/tenure limits, considering:

◾	The rationale provided for adoption of the term/tenure limit;
◾	The robustness of the company’s board evaluation process;
◾	Whether the limit is of sufficient length to allow for a broad range of director tenures;
◾	Whether the limit would disadvantage independent directors compared to non-independent directors; and
◾	Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.

Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:

◾	The scope of the shareholder proposal; and
◾	Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.

Age Limits

General Recommendation: Generally vote against management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

Board Size

General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

General Recommendation: Vote against proposals to classify (stagger) the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

◾	The reasonableness/scope of the request; and
◾	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

W W W . I S S G O V E R N A N C E . C O M	C-20	20 of 81

◾	The company has proxy access[12], thereby allowing shareholders to nominate directors to the company’s ballot; and
◾

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification, Liability Protection, and Exculpation

General Recommendation: Vote case-by-case on proposals on director and officer indemnification, liability protection, and exculpation13.

Consider the stated rationale for the proposed change. Also consider, among other factors, the extent to which the proposal would:

◾	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of care.
◾	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of loyalty.
◾	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.
◾

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote for those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

◾	If the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and

If only the individual’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

◾	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

12 A proxy access right that meets the recommended guidelines.

13 Indemnification: the condition of being secured against loss or damage.

Limited liability: a person’s financial liability is limited to a fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff.

Exculpation: to eliminate or limit the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer.

W W W . I S S G O V E R N A N C E . C O M	C-21	21 of 81

◾	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
◾	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
◾	The scope and structure of the proposal.

Establish Other Board Committee Proposals

General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

◾	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
◾	Level of disclosure regarding the issue for which board oversight is sought;
◾	Company performance related to the issue for which board oversight is sought;
◾	Board committee structure compared to that of other companies in its industry sector; and
◾	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

General Recommendation: Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Board Chair

General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:

◾	The scope and rationale of the proposal;
◾	The company’s current board leadership structure;
◾	The company’s governance structure and practices;
◾	Company performance; and
◾	Any other relevant factors that may be applicable.

The following factors will increase the likelihood of a “for” recommendation:

◾	A majority non-independent board and/or the presence of non-independent directors on key board committees;
◾	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
◾	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
◾	Evidence that the board has failed to oversee and address material risks facing the company;
◾	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or

W W W . I S S G O V E R N A N C E . C O M	C-22	22 of 81

◾	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders’ interests.

Majority of Independent Directors/Establishment of Independent Committees

General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of Independent Director (See ISS’ Classification of Directors.)

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

◾	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
◾	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
◾	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
◾	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access. Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

W W W . I S S G O V E R N A N C E . C O M	C-23	23 of 81

Shareholder Engagement Policy (Shareholder Advisory Committee)

General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

◾	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
◾	Effectively disclosed information with respect to this structure to its shareholders;
◾	Company has not ignored majority-supported shareholder proposals, or a majority withhold vote on a director nominee; and
◾

The company has an independent chair or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

W W W . I S S G O V E R N A N C E . C O M	C-24	24 of 81

2. Audit-Related

Auditor Indemnification and Limitation of Liability

General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

◾	The terms of the auditor agreement—the degree to which these agreements impact shareholders’ rights;
◾	The motivation and rationale for establishing the agreements;
◾	The quality of the company’s disclosure; and
◾	The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

◾	An auditor has a financial interest in or association with the company, and is therefore not independent;
◾	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
◾	Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or
◾	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

◾	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

W W W . I S S G O V E R N A N C E . C O M	C-25	25 of 81

Shareholder Proposals on Audit Firm Rotation

General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

◾	The tenure of the audit firm;
◾	The length of rotation specified in the proposal;
◾	Any significant audit-related issues at the company;
◾	The number of Audit Committee meetings held each year;
◾	The number of financial experts serving on the committee; and
◾	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

W W W . I S S G O V E R N A N C E . C O M	C-26	26 of 81

3. Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120-day window). The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:

◾	Any impediments to shareholders’ ability to amend the bylaws (i.e. supermajority voting requirements);
◾	The company’s ownership structure and historical voting turnout;
◾	Whether the board could amend bylaws adopted by shareholders; and
◾	Whether shareholders would retain the ability to ratify any board-initiated amendments.

Control Share Acquisition Provisions

General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Control Share Cash-Out Provisions

General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

W W W . I S S G O V E R N A N C E . C O M	C-27	27 of 81

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Disgorgement Provisions

General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Fair Price Provisions

General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Shareholder Litigation Rights

Federal Forum Selection Provisions

Federal forum selection provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.

W W W . I S S G O V E R N A N C E . C O M	C-28	28 of 81

General Recommendation: Generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Exclusive Forum Provisions for State Law Matters

Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).

General Recommendation: Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:

◾	The company’s stated rationale for adopting such a provision;
◾	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;
◾	The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and
◾

Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Fee shifting

Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.

General Recommendation: Generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.

W W W . I S S G O V E R N A N C E . C O M	C-29	29 of 81

Net Operating Loss (NOL) Protective Amendments

General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

◾

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

◾	The value of the NOLs;
◾	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
◾

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

◾	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder-approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

◾	Shareholders have approved the adoption of the plan; or
◾

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

◾	No lower than a 20 percent trigger, flip-in or flip-over;
◾	A term of no more than three years;
◾	No deadhand, slowhand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;
◾

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

W W W . I S S G O V E R N A N C E . C O M	C-30	30 of 81

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

◾	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
◾	The value of the NOLs;
◾	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
◾

The company’s existing governance structure, including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

◾	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

◾	The scope and structure of the proposal;
◾

The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

◾	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;
◾	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
◾	Any recent controversies or concerns related to the company’s proxy voting mechanics;
◾	Any unintended consequences resulting from implementation of the proposal; and
◾	Any other factors that may be relevant.

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

W W W . I S S G O V E R N A N C E . C O M	C-31	31 of 81

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

◾	The presence of a shareholder proposal addressing the same issue on the same ballot;
◾	The board’s rationale for seeking ratification;
◾	Disclosure of actions to be taken by the board should the ratification proposal fail;
◾	Disclosure of shareholder engagement regarding the board’s ratification request;
◾	The level of impairment to shareholders’ rights caused by the existing provision;
◾	The history of management and shareholder proposals on the provision at the company’s past meetings;
◾	Whether the current provision was adopted in response to the shareholder proposal;
◾	The company’s ownership structure; and
◾	Previous use of ratification proposals to exclude shareholder proposals.

Reimbursing Proxy Solicitation Expenses

General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

◾	The election of fewer than 50 percent of the directors to be elected is contested in the election;
◾	One or more of the dissident’s candidates is elected;
◾	Shareholders are not permitted to cumulate their votes for directors; and
◾	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

General Recommendation: Management or shareholder proposals to change a company’s state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

◾	Reasons for reincorporation;
◾	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and
◾	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

◾	Shareholders’ current right to act by written consent;
◾	The consent threshold;
◾	The inclusion of exclusionary or prohibitive language;

W W W . I S S G O V E R N A N C E . C O M	C-32	32 of 81

◾	Investor ownership structure; and
◾	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

◾	An unfettered[14] right for shareholders to call special meetings at a 10 percent threshold;
◾	A majority vote standard in uncontested director elections;
◾	No non-shareholder-approved pill; and
◾	An annually elected board.

Shareholder Ability to Call Special Meetings

General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

◾	Shareholders’ current right to call special meetings;
◾	Minimum ownership threshold necessary to call special meetings (10 percent preferred);
◾	The inclusion of exclusionary or prohibitive language;
◾	Investor ownership structure; and
◾	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

General Recommendation: Vote against proposals to require a supermajority shareholder vote.

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

◾	Ownership structure;
◾	Quorum requirements; and
◾	Vote requirements.

14 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

W W W . I S S G O V E R N A N C E . C O M	C-33	33 of 81

Virtual Shareholder Meetings

General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only15 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

◾	Scope and rationale of the proposal; and
◾	Concerns identified with the company’s prior meeting practices.

15 Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

W W W . I S S G O V E R N A N C E . C O M	C-34	34 of 81

4. Capital/Restructuring

Capital

Adjustments to Par Value of Common Stock

General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

◾	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
◾	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
◾	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
◾	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

◾	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
◾	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
◾	The company has a non-shareholder approved poison pill (including an NOL pill); or
◾

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

◾	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
◾	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
◾	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

W W W . I S S G O V E R N A N C E . C O M	C-35	35 of 81

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

◾	twice the amount needed to support the transactions on the ballot, and
◾	the allowable increase as calculated for general issuances above.

Dual Class Structure

General Recommendation: Generally vote against proposals to create a new class of common stock unless:

◾	The company discloses a compelling rationale for the dual-class capital structure, such as:
◾	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or
◾	The new class of shares will be transitory;
◾	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
◾	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

◾	The size of the company;
◾	The shareholder base; and
◾	The liquidity of the stock.

Preferred Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate purposes:

◾	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
◾	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
◾	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.

W W W . I S S G O V E R N A N C E . C O M	C-36	36 of 81

◾	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.
◾	If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

◾	If the shares requested are blank check preferred shares that can be used for antitakeover purposes;[16]
◾

The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);

◾

The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they are convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;

◾	The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;
◾	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
◾	The company has a non-shareholder approved poison pill (including an NOL pill); or
◾

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

◾	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
◾	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
◾	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

◾	twice the amount needed to support the transactions on the ballot, and
◾	the allowable increase as calculated for general issuances above.

16 To be acceptable, appropriate disclosure would be needed that the shares are “declawed”: i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.

W W W . I S S G O V E R N A N C E . C O M	C-37	37 of 81

Recapitalization Plans

General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

◾	More simplified capital structure;
◾	Enhanced liquidity;
◾	Fairness of conversion terms;
◾	Impact on voting power and dividends;
◾	Reasons for the reclassification;
◾	Conflicts of interest; and
◾	Other alternatives considered.

Reverse Stock Splits

General Recommendation: Vote for management proposals to implement a reverse stock split if:

◾	The number of authorized shares will be proportionately reduced; or
◾	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

◾	Stock exchange notification to the company of a potential delisting;
◾	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;
◾	The company’s rationale; or
◾	Other factors as applicable.

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

General Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.
For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

Vote case-by-case on share issuances for a specific transaction or financing proposal.

W W W . I S S G O V E R N A N C E . C O M	C-38	38 of 81

Share Repurchase Programs

General Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

◾	Greenmail;
◾	The use of buybacks to inappropriately manipulate incentive compensation metrics;
◾	Threats to the company’s long-term viability; or
◾	Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Share Repurchase Programs Shareholder Proposals

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Distributions: Splits and Dividends

General Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Tracking Stock

General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

◾	Adverse governance changes;
◾	Excessive increases in authorized capital stock;
◾	Unfair method of distribution;
◾	Diminution of voting rights;
◾	Adverse conversion features;
◾	Negative impact on stock option plans; and
◾	Alternatives such as spin-off.

Restructuring

Appraisal Rights

General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

W W W . I S S G O V E R N A N C E . C O M	C-39	39 of 81

Asset Purchases

General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

◾	Purchase price;
◾	Fairness opinion;
◾	Financial and strategic benefits;
◾	How the deal was negotiated;
◾	Conflicts of interest;
◾	Other alternatives for the business;
◾	Non-completion risk.

Asset Sales

General Recommendation: Vote case-by-case on asset sales, considering the following factors:

◾	Impact on the balance sheet/working capital;
◾	Potential elimination of diseconomies;
◾	Anticipated financial and operating benefits;
◾	Anticipated use of funds;
◾	Value received for the asset;
◾	Fairness opinion;
◾	How the deal was negotiated;
◾	Conflicts of interest.

Bundled Proposals

General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

◾	Dilution to existing shareholders’ positions;
◾	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

W W W . I S S G O V E R N A N C E . C O M	C-40	40 of 81

◾	Financial issues - company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;
◾	Management’s efforts to pursue other alternatives;
◾	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
◾	Conflict of interest - arm’s length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

◾	The reasons for the change;
◾	Any financial or tax benefits;
◾	Regulatory benefits;
◾	Increases in capital structure; and
◾	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

◾	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or
◾	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

◾	Offer price/premium;
◾	Fairness opinion;
◾	How the deal was negotiated;
◾	Conflicts of interest;
◾	Other alternatives/offers considered; and
◾	Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

◾	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
◾	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
◾	Are all shareholders able to participate in the transaction?
◾	Will there be a liquid market for remaining shareholders following the transaction?
◾	Does the company have strong corporate governance?
◾	Will insiders reap the gains of control following the proposed transaction?
◾	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

W W W . I S S G O V E R N A N C E . C O M	C-41	41 of 81

Joint Ventures

General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

◾	Percentage of assets/business contributed;
◾	Percentage ownership;
◾	Financial and strategic benefits;
◾	Governance structure;
◾	Conflicts of interest;
◾	Other alternatives; and
◾	Non-completion risk.

Liquidations

General Recommendation: Vote case-by-case on liquidations, taking into account the following:

◾	Management’s efforts to pursue other alternatives;
◾	Appraisal value of assets; and
◾	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

◾

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

◾	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
◾

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

◾

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

◾

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

W W W . I S S G O V E R N A N C E . C O M	C-42	42 of 81

◾

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

◾

Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

◾	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

◾

The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

◾

When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.

◾	Financial issues:
◾	The company’s financial condition;
◾	Degree of need for capital;
◾	Use of proceeds;
◾	Effect of the financing on the company’s cost of capital;
◾	Current and proposed cash burn rate;
◾	Going concern viability and the state of the capital and credit markets.

◾

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.

◾	Control issues:
◾	Change in management;
◾	Change in control;
◾	Guaranteed board and committee seats;
◾	Standstill provisions;
◾	Voting agreements;
◾	Veto power over certain corporate actions; and
◾	Minority versus majority ownership and corresponding minority discount or majority control premium.

W W W . I S S G O V E R N A N C E . C O M	C-43	43 of 81

◾	Conflicts of interest:
◾	Conflicts of interest should be viewed from the perspective of the company and the investor.
◾	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

◾	Market reaction:
◾	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

◾	Estimated value and financial prospects of the reorganized company;
◾	Percentage ownership of current shareholders in the reorganized company;
◾	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
◾	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
◾	Existence of a superior alternative to the plan of reorganization; and
◾	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

◾

Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target if it is a private entity.

◾

Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

◾

Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

◾	Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
◾

Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24-month timeframe.

◾	Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
◾	Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

W W W . I S S G O V E R N A N C E . C O M	C-44	44 of 81

Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

General Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

◾	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC’s acquistion process.
◾

Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.

◾

Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the “equity kicker” is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redeemption at the extension proposal meeting.

◾	Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs

General Recommendation: Vote case-by-case on spin-offs, considering:

◾	Tax and regulatory advantages;
◾	Planned use of the sale proceeds;
◾	Valuation of spinoff;
◾	Fairness opinion;
◾	Benefits to the parent company;
◾	Conflicts of interest;
◾	Managerial incentives;
◾	Corporate governance changes;
◾	Changes in the capital structure.

Value Maximization Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

◾	Hiring a financial advisor to explore strategic alternatives;
◾	Selling the company; or
◾	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

◾	Prolonged poor performance with no turnaround in sight;
◾	Signs of entrenched board and management (such as the adoption of takeover defenses);
◾	Strategic plan in place for improving value;
◾	Likelihood of receiving reasonable value in a sale or dissolution; and
◾	The company actively exploring its strategic options, including retaining a financial advisor.

W W W . I S S G O V E R N A N C E . C O M	C-45	45 of 81

5. Compensation

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

◾	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
◾	The company maintains significant problematic pay practices;
◾	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

◾

There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

◾	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
◾	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
◾	The situation is egregious.

W W W . I S S G O V E R N A N C E . C O M	C-46	46 of 81

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices17, this analysis considers the following:

1.	Peer Group[18] Alignment:

◾	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
◾	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
◾	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.

Absolute Alignment[19] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

◾	The ratio of performance- to time-based incentive awards;
◾	The overall ratio of performance-based compensation to fixed or discretionary pay;
◾	The rigor of performance goals;
◾	The complexity and risks around pay program design;
◾	The transparency and clarity of disclosure;
◾	The company’s peer group benchmarking practices;
◾	Financial/operational results, both absolute and relative to peers;
◾	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
◾	Realizable pay[20] compared to grant pay; and
◾	Any other factors deemed relevant.

17 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

18 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

19 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

20 ISS research reports include realizable pay for S&P1500 companies.

W W W . I S S G O V E R N A N C E . C O M	C-47	47 of 81

Problematic Pay Practices

Problematic pay elements are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:

◾	Problematic practices related to non-performance-based compensation elements;
◾	Incentives that may motivate excessive risk-taking or present a windfall risk; and
◾	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

◾	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
◾	Extraordinary perquisites or tax gross-ups;
◾	New or materially amended agreements that provide for:
◾	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
◾	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;
◾	CIC excise tax gross-up entitlements (including “modified” gross-ups);
◾	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
◾	Liberal CIC definition combined with any single-trigger CIC benefits;
◾	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;
◾	Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason);
◾	Any other provision or practice deemed to be egregious and present a significant risk to investors.

The above examples are not an exhaustive list. Please refer to ISS’ U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

◾	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
◾	Duration of options backdating;
◾	Size of restatement due to options backdating;
◾	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
◾	Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

W W W . I S S G O V E R N A N C E . C O M	C-48	48 of 81

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

◾	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
◾	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
◾

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

◾	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
◾	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
◾	Other recent compensation actions taken by the company;
◾	Whether the issues raised are recurring or isolated;
◾	The company’s ownership structure; and
◾	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers but also considering new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

◾	Single- or modified-single-trigger cash severance;
◾	Single-trigger acceleration of unvested equity awards;
◾	Full acceleration of equity awards granted shortly before the change in control;
◾	Acceleration of performance awards above the target level of performance without compelling rationale;
◾	Excessive cash severance (generally >3x base salary and bonus);
◾	Excise tax gross-ups triggered and payable;
◾	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
◾

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

◾	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

W W W . I S S G O V E R N A N C E . C O M	C-49	49 of 81

Equity-Based and Other Incentive Plans

Please refer to ISS’ U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

General Recommendation: Vote case-by-case on certain equity-based compensation plans21 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

◾

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

◾	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
◾	SVT based only on new shares requested plus shares remaining for future grants.

◾	Plan Features:
◾	Quality of disclosure around vesting upon a change in control (CIC);
◾	Discretionary vesting authority;
◾	Liberal share recycling on various award types;
◾	Lack of minimum vesting period for grants made under the plan;
◾	Dividends payable prior to award vesting.

◾	Grant Practices:
◾	The company’s three-year burn rate relative to its industry/market cap peers;
◾	Vesting requirements in CEO’s recent equity grants (3-year look-back);
◾	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
◾	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
◾	Whether the company maintains a sufficient claw-back policy;
◾	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

◾	Awards may vest in connection with a liberal change-of-control definition;
◾

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

◾	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
◾	The plan is excessively dilutive to shareholders’ holdings;
◾	The plan contains an evergreen (automatic share replenishment) feature; or
◾	Any other plan features are determined to have a significant negative impact on shareholder interests.

21 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

W W W . I S S G O V E R N A N C E . C O M	C-50	50 of 81

Further Information on certain EPSC Factors:

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types.

For proposals that are not subject to the Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size, and cash compensation into the industry cap equations to arrive at the company’s benchmark.22

Three-Year Value-Adjusted Burn Rate

A “Value-Adjusted Burn Rate” is used for stock plan evaluations. Value-Adjusted Burn Rate benchmarks are calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year’s burn-rate benchmark.

The Value-Adjusted Burn Rate is calculated as follows:

Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

22 For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

W W W . I S S G O V E R N A N C E . C O M	C-51	51 of 81

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” typically includes the ability to do any of the following:

◾	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
◾	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;
◾	Cancel underwater options in exchange for stock awards; or
◾	Provide cash buyouts of underwater options.

While the above cover most types of repricing, ISS may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

ISS may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

◾	Severity of the pay-for-performance misalignment;
◾	Whether problematic equity grant practices are driving the misalignment; and/or
◾	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

General Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

◾	Addresses administrative features only; or
◾

Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per ISS’ Classification of Directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

W W W . I S S G O V E R N A N C E . C O M	C-52	52 of 81

Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

◾	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per ISS’ Classification of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

◾

If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.

◾

If the plan is being presented to shareholders for the first time (including after the company’s IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.

◾

If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

W W W . I S S G O V E R N A N C E . C O M	C-53	53 of 81

Employee Stock Ownership Plans (ESOPs)

General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

◾	Purchase price is at least 85 percent of fair market value;
◾	Offering period is 27 months or less; and
◾	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where when the plan features do not meet all of the above criteria.

Employee Stock Purchase Plans—Non-Qualified Plans

General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

◾	Broad-based participation;
◾	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
◾	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and
◾	No discount on the stock price on the date of purchase when there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, ISS may evaluate the SVT cost of the plan as part of the assessment.

Option Exchange Programs/Repricing Options

General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

◾	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
◾	Rationale for the re-pricing—was the stock price decline beyond management’s control?;
◾	Is this a value-for-value exchange?;
◾	Are surrendered stock options added back to the plan reserve?;
◾	Timing—repricing should occur at least one year out from any precipitous drop in company’s stock price;
◾	Option vesting—does the new option vest immediately or is there a black-out period?;
◾	Term of the option—the term should remain the same as that of the replaced option;
◾	Exercise price—should be set at fair market or a premium to market;
◾	Participants—executive officers and directors must be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

W W W . I S S G O V E R N A N C E . C O M	C-54	54 of 81

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

◾	Executive officers and non-employee directors are excluded from participating;
◾

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and

◾	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure, and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

◾	Eligibility;
◾	Vesting;
◾	Bid-price;
◾	Term of options;
◾	Cost of the program and impact of the TSOs on company’s total option expense; and
◾	Option repricing policy.

W W W . I S S G O V E R N A N C E . C O M	C-55	55 of 81

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Shareholder Ratification of Director Pay Programs

General Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

◾	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
◾	An assessment of the following qualitative factors:
◾	The relative magnitude of director compensation as compared to companies of a similar profile;
◾	The presence of problematic pay practices relating to director compensation;
◾	Director stock ownership guidelines and holding requirements;
◾	Equity award vesting schedules;
◾	The mix of cash and equity-based compensation;
◾	Meaningful limits on director compensation;
◾	The availability of retirement benefits or perquisites; and
◾	The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

◾

The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

◾	The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and
◾	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

◾	The relative magnitude of director compensation as compared to companies of a similar profile;
◾	The presence of problematic pay practices relating to director compensation;
◾	Director stock ownership guidelines and holding requirements;
◾	Equity award vesting schedules;
◾	The mix of cash and equity-based compensation;
◾	Meaningful limits on director compensation;
◾	The availability of retirement benefits or perquisites; and
◾	The quality of disclosure surrounding director compensation.

Non-Employee Director Retirement Plans

General Recommendation: Vote against retirement plans for non-employee directors. Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

W W W . I S S G O V E R N A N C E . C O M	C-56	56 of 81

Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

◾	The company’s past practices regarding equity and cash compensation;
◾	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
◾	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

Golden Coffins/Executive Death Benefits

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

W W W . I S S G O V E R N A N C E . C O M	C-57	57 of 81

Hold Equity Past Retirement or for a Significant Period of Time

General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

◾	The percentage/ratio of net shares required to be retained;
◾	The time period required to retain the shares;
◾	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
◾	Whether the company has any other policies aimed at mitigating risk taking by executives;
◾	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
◾	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Pay Disparity

General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

◾	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;
◾	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and
◾	The level of shareholder support for the company’s pay programs.

Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

◾

First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options, or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.

◾

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

W W W . I S S G O V E R N A N C E . C O M	C-58	58 of 81

Pay for Superior Performance

General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

◾	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
◾	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
◾

Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

◾	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;
◾

Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

◾	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
◾

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

◾	Can shareholders assess the correlation between pay and performance based on the current disclosure?
◾	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: Generally vote for shareholder proposals calling for the addition of certain safeguards in prearranged trading plans (10b5-1 plans) for executives. Safeguards may include:

◾	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed in a Form 8-K;
◾	Amendment or early termination of a 10b5-1 Plan allowed only under extraordinary circumstances, as determined by the board;
◾	Request that a certain number of days that must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
◾	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
◾	An executive may not trade in company stock outside the 10b5-1 Plan;
◾	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit Outside CEOs from Serving on Compensation Committees

General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

W W W . I S S G O V E R N A N C E . C O M	C-59	59 of 81

Recoupment of Incentive or Stock Compensation in Specified Circumstances

General Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence, or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

◾	If the company has adopted a formal recoupment policy;
◾	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;
◾	Whether the company has chronic restatement history or material financial problems;
◾	Whether the company’s policy substantially addresses the concerns raised by the proponent;
◾	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or
◾	Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

General Recommendation: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

◾	The triggering mechanism should be beyond the control of management;
◾	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);
◾

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Impact on Incentive Program Metrics

General Recommendation: Vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

◾	The frequency and timing of the company’s share buybacks;
◾	The use of per-share metrics in incentive plans;
◾	The effect of recent buybacks on incentive metric results and payouts; and
◾	Whether there is any indication of metric result manipulation.

W W W . I S S G O V E R N A N C E . C O M	C-60	60 of 81

Supplemental Executive Retirement Plans (SERPs)

General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.

Tax Gross-Up Proposals

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

◾

The company’s current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

◾	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

W W W . I S S G O V E R N A N C E . C O M	C-61	61 of 81

6. Routine/Miscellaneous

Adjourn Meeting

General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

General Recommendation: Vote case-by-case on proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration:

◾	The new quorum threshold requested;
◾	The rationale presented for the reduction;
◾	The market capitalization of the company (size, inclusion in indices);
◾	The company’s ownership structure;
◾	Previous voter turnout or attempts to achieve quorum;
◾	Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and
◾	Other factors as appropriate.

In general, a quorum threshold kept as close to a majority of shares outstanding as is achievable is preferred.

Vote case-by-case on directors who unilaterally lower the quorum requirements below a majority of the shares outstanding, taking into consideration the factors listed above.

Amend Minor Bylaws

General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

General Recommendation: Vote against proposals to approve other business when it appears as a voting item.

W W W . I S S G O V E R N A N C E . C O M	C-62	62 of 81

7. Social and Environmental Issues

Global Approach – E&S Shareholder Proposals

ISS applies a common approach globally to evaluating social and environmental proposals which cover a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

◾	If the issues presented in the proposal are being appropriately or effectively dealt with through legislation or government regulation;
◾	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
◾	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;
◾	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
◾	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s practices related to the issue(s) raised in the proposal;
◾

If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

◾

If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Endorsement of Principles

General Recommendation: Generally vote against proposals seeking a company’s endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments.

Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

Animal Welfare

Animal Welfare Policies

General Recommendation: Generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

◾	The company has already published a set of animal welfare standards and monitors compliance;
◾	The company’s standards are comparable to industry peers; and
◾	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers’ treatment of animals.

W W W . I S S G O V E R N A N C E . C O M	C-63	63 of 81

Animal Testing

General Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:

◾	The company is conducting animal testing programs that are unnecessary or not required by regulation;
◾	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or
◾	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

General Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

General Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

◾	The potential impact of such labeling on the company’s business;
◾	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
◾	Company’s current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

General Recommendation: Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

◾	Whether the company has adequately disclosed mechanisms in place to prevent abuses;

W W W . I S S G O V E R N A N C E . C O M	C-64	64 of 81

◾	Whether the company has adequately disclosed the financial risks of the products/practices in question;
◾	Whether the company has been subject to violations of related laws or serious controversies; and
◾	Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

◾	The potential for reputational, market, and regulatory risk exposure;
◾	Existing disclosure of relevant policies;
◾	Deviation from established industry norms;
◾	Relevant company initiatives to provide research and/or products to disadvantaged consumers;
◾	Whether the proposal focuses on specific products or geographic regions;
◾	The potential burden and scope of the requested report;
◾	Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

◾	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;
◾

The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

◾	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

◾	The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;
◾	Current regulations in the markets in which the company operates; and
◾	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

W W W . I S S G O V E R N A N C E . C O M	C-65	65 of 81

Generally vote against resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

General Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

◾	Recent related fines, controversies, or significant litigation;
◾	Whether the company complies with relevant laws and regulations on the marketing of tobacco;
◾	Whether the company’s advertising restrictions deviate from those of industry peers;
◾	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and
◾	Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

◾	Whether the company complies with all laws and regulations;
◾	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and
◾	The risk of any health-related liabilities.

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Say on Climate (SoC) Management Proposals

General Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan23, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

◾	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;
◾	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);
◾	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);
◾	Whether the company has sought and received third-party approval that its targets are science-based;
◾	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;
◾	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
◾	Whether the company’s climate data has received third-party assurance;

23 Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

W W W . I S S G O V E R N A N C E . C O M	C-66	66 of 81

◾	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
◾	Whether there are specific industry decarbonization challenges; and
◾	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

◾	The completeness and rigor of the company’s climate-related disclosure;
◾	The company’s actual GHG emissions performance;
◾	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and
◾	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

◾

Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

◾	The company’s level of disclosure compared to industry peers; and
◾	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

◾

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

◾	The company’s level of disclosure is comparable to that of industry peers; and
◾	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

◾	Whether the company provides disclosure of year-over-year GHG emissions performance data;
◾	Whether company disclosure lags behind industry peers;
◾	The company’s actual GHG emissions performance;
◾	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and
◾	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

W W W . I S S G O V E R N A N C E . C O M	C-67	67 of 81

Energy Efficiency

General Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

◾

The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

◾	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

General Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally vote against proposals that call for the adoption of renewable energy goals, taking into account:

◾	The scope and structure of the proposal;
◾	The company’s current level of disclosure on renewable energy use and GHG emissions; and
◾	The company’s disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

◾	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
◾	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

◾	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
◾	The level of gender and racial minority representation that exists at the company’s industry peers;
◾	The company’s established process for addressing gender and racial minority board representation;
◾	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

W W W . I S S G O V E R N A N C E . C O M	C-68	68 of 81

◾	The independence of the company’s nominating committee;
◾	Whether the company uses an outside search firm to identify potential director nominees; and
◾	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

General Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

◾	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;
◾	The company already publicly discloses comprehensive workforce diversity data; and
◾	The company has no recent significant EEO-related violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

General Recommendation: Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote against proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Gender, Race/Ethnicity Pay Gap

General Recommendation: Vote case-by-case on requests for reports on a company’s pay data by gender or race/ ethnicity, or a report on a company’s policies and goals to reduce any gender or race/ethnicity pay gaps, taking into account:

◾	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues;
◾	The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives compared to its industry peers; and
◾	Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.

Racial Equity and/or Civil Rights Audit Guidelines

General Recommendation: Vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:

◾	The company’s established process or framework for addressing racial inequity and discrimination internally;
◾	Whether the company adequately discloses workforce diversity and inclusion metrics and goals;
◾	Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;

W W W . I S S G O V E R N A N C E . C O M	C-69	69 of 81

◾	Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;
◾	The company’s track record in recent years of racial justice measures and outreach externally; and
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.

Environment and Sustainability

Facility and Workplace Safety

General Recommendation: Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

◾	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;
◾	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;
◾	Recent significant controversies, fines, or violations related to workplace health and safety; and
◾	The company’s workplace health and safety performance relative to industry peers.

Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

◾	The company’s compliance with applicable regulations and guidelines;
◾	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and
◾	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

General Recommendation: Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

◾	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;
◾

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

◾	The nature, purpose, and scope of the company’s operations in the specific region(s);
◾	The degree to which company policies and procedures are consistent with industry norms; and
◾	The scope of the resolution.

Hydraulic Fracturing

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

◾	The company’s current level of disclosure of relevant policies and oversight mechanisms;
◾	The company’s current level of such disclosure relative to its industry peers;
◾	Potential relevant local, state, or national regulatory developments; and

W W W . I S S G O V E R N A N C E . C O M	C-70	70 of 81

◾	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

Operations in Protected Areas

General Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

◾	Operations in the specified regions are not permitted by current laws or regulations;
◾	The company does not currently have operations or plans to develop operations in these protected regions; or
◾	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

General Recommendation: Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

◾	The nature of the company’s business;
◾	The current level of disclosure of the company’s existing related programs;
◾	The timetable and methods of program implementation prescribed by the proposal;
◾	The company’s ability to address the issues raised in the proposal; and
◾	How the company’s recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

◾

The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

◾	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

General Recommendation: Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

◾	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;
◾	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;
◾	The potential financial impact or risk to the company associated with water-related concerns or issues; and
◾	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

W W W . I S S G O V E R N A N C E . C O M	C-71	71 of 81

General Corporate Issues

Charitable Contributions

General Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

◾	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;
◾	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;
◾	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;
◾	Applicable market-specific laws or regulations that may be imposed on the company; and
◾	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

ESG Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals seeking a report or additional disclosure on the company’s approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:

◾	The scope and prescriptive nature of the proposal;
◾	The company’s current level of disclosure regarding its environmental and social performance and governance;
◾	The degree to which the board or compensation committee already discloses information on whether it has considered related E&S criteria; and
◾	Whether the company has significant controversies or regulatory violations regarding social or environmental issues.

Human Rights, Human Capital Management, and International Operations

Human Rights Proposals

General Recommendation: Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

◾	The degree to which existing relevant policies and practices are disclosed;
◾	Whether or not existing relevant policies are consistent with internationally recognized standards;
◾	Whether company facilities and those of its suppliers are monitored and how;

W W W . I S S G O V E R N A N C E . C O M	C-72	72 of 81

◾	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
◾	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
◾	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
◾	The scope of the request; and
◾	Deviation from industry sector peer company standards and practices.

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

◾	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;
◾	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;
◾	Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and
◾	Whether the proposal is unduly burdensome or overly prescriptive.

Mandatory Arbitration

General Recommendation: Vote case-by-case on requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:

◾	The company’s current policies and practices related to the use of mandatory arbitration agreements on workplace claims;
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and
◾	The company’s disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.

Operations in High-Risk Markets

General Recommendation: Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

◾	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
◾	Current disclosure of applicable risk assessment(s) and risk management procedures;
◾	Compliance with U.S. sanctions and laws;
◾	Consideration of other international policies, standards, and laws; and
◾	Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in “high-risk” markets.

Outsourcing/Offshoring

General Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

◾	Controversies surrounding operations in the relevant market(s);

W W W . I S S G O V E R N A N C E . C O M	C-73	73 of 81

◾	The value of the requested report to shareholders;
◾	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and
◾	The company’s existing human rights standards relative to industry peers.

Sexual Harassment

General Recommendation: Vote case-by-case on requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:

◾	The company’s current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to workplace sexual harassment issues; and
◾	The company’s disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.

Weapons and Military Sales

General Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Political Activities

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

◾	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
◾	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
◾	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

◾	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

W W W . I S S G O V E R N A N C E . C O M	C-74	74 of 81

◾	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
◾	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Expenditures and Lobbying Congruency

General Recommendation: Generally vote case-by-case on proposals requesting greater disclosure of a company’s alignment of political contributions, lobbying, and electioneering spending with a company’s publicly stated values and policies, considering:

◾

The company’s policies, management, board oversight, governance processes, and level of disclosure related to direct political contributions, lobbying activities, and payments to trade associations, political action committees, or other groups that may be used for political purposes;

◾

The company’s disclosure regarding: the reasons for its support of candidates for public offices; the reasons for support of and participation in trade associations or other groups that may make political contributions; and other political activities;

◾	Any incongruencies identified between a company’s direct and indirect political expenditures and its publicly stated values and priorities.
◾	Recent significant controversies related to the company’s direct and indirect lobbying, political contributions, or political activities.

Generally vote case-by-case on proposals requesting comparison of a company’s political spending to objectives that can mitigate material risks for the company, such as limiting global warming.

Political Ties

General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

◾	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and
◾	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

W W W . I S S G O V E R N A N C E . C O M	C-75	75 of 81

8. Mutual Fund Proxies

Election of Directors

General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes

General Recommendation: For closed-end management investment companies (CEFs), vote against or withhold from nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.

Converting Closed-end Fund to Open-end Fund

General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

◾	Past performance as a closed-end fund;
◾	Market in which the fund invests;
◾	Measures taken by the board to address the discount; and
◾	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

General Recommendation: Vote case-by-case on proxy contests, considering the following factors:

◾	Past performance relative to its peers;
◾	Market in which the fund invests;
◾	Measures taken by the board to address the issues;
◾	Past shareholder activism, board activity, and votes on related proposals;
◾	Strategy of the incumbents versus the dissidents;
◾	Independence of directors;
◾	Experience and skills of director candidates;
◾	Governance profile of the company;
◾	Evidence of management entrenchment.

Investment Advisory Agreements

General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

◾	Proposed and current fee schedules;
◾	Fund category/investment objective;
◾	Performance benchmarks;
◾	Share price performance as compared with peers;
◾	Resulting fees relative to peers;
◾	Assignments (where the advisor undergoes a change of control).

W W W . I S S G O V E R N A N C E . C O M	C-76	76 of 81

Approving New Classes or Series of Shares

General Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

◾	Stated specific financing purpose;
◾	Possible dilution for common shares;
◾	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

◾	Potential competitiveness;
◾	Regulatory developments;
◾	Current and potential returns; and
◾	Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

◾	The fund’s target investments;
◾	The reasons given by the fund for the change; and
◾	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

General Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

General Recommendation: Vote case-by-case on name change proposals, considering the following factors:

◾	Political/economic changes in the target market;
◾	Consolidation in the target market; and
◾	Current asset composition.

W W W . I S S G O V E R N A N C E . C O M	C-77	77 of 81

Change in Fund’s Subclassification

General Recommendation: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors:

◾	Potential competitiveness;
◾	Current and potential returns;
◾	Risk of concentration;
◾	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

◾

The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

◾

The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

◾	The company has demonstrated responsible past use of share issuances by either:
◾	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
◾	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

◾	Strategies employed to salvage the company;
◾	The fund’s past performance;
◾	The terms of the liquidation.

Changes to the Charter Document

General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:

◾	The degree of change implied by the proposal;
◾	The efficiencies that could result;
◾	The state of incorporation;
◾	Regulatory standards and implications.

Vote against any of the following changes:

◾	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
◾	Removal of shareholder approval requirement for amendments to the new declaration of trust;

W W W . I S S G O V E R N A N C E . C O M	C-78	78 of 81

◾

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

◾	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;
◾	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
◾	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

◾	Regulations of both states;
◾	Required fundamental policies of both states;
◾	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Distribution Agreements

General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

◾	Fees charged to comparably sized funds with similar objectives;
◾	The proposed distributor’s reputation and past performance;
◾	The competitiveness of the fund in the industry;
◾	The terms of the agreement.

Master-Feeder Structure

General Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

◾	Resulting fee structure;
◾	Performance of both funds;
◾	Continuity of management personnel;
◾	Changes in corporate governance and their impact on shareholder rights.

W W W . I S S G O V E R N A N C E . C O M	C-79	79 of 81

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

◾	Performance of the fund’s Net Asset Value (NAV);
◾	The fund’s history of shareholder relations;
◾	The performance of other funds under the advisor’s management.

W W W . I S S G O V E R N A N C E . C O M	C-80	80 of 81

We empower investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics, and insight.

G E T  S T A R T E D  W I T H  I S S  S O L U T I O N S

Email sales@issgovernance.com or visit www.issgovernance.com for more information.

Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS’ 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world’s leading institutional investors who rely on ISS’ objective and impartial offerings, as well as public companies focused on

ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS’ expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

© 2022 | Institutional Shareholder Services and/or its affiliates

W W W . I S S G O V E R N A N C E . C O M	C-81	81 of 81

SPDR® SERIES TRUST (THE “TRUST”)
STATEMENT OF ADDITIONAL INFORMATION
October 31, 2023
This Statement of Additional Information (“SAI”) is not a prospectus. With respect to each of the Trust's series listed below, this SAI should be read in conjunction with the prospectus dated October 31, 2023 (the “Prospectus”), as may be revised from time to time.
ETF	TICKER
SPDR SSGA US Large Cap Low Volatility Index ETF	LGLV
SPDR SSGA US Small Cap Low Volatility Index ETF	SMLV
Principal U.S. Listing Exchange for each ETF: NYSE Arca, Inc.
Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. Copies of the Prospectus and the Trust's Annual Reports to Shareholders dated June 30, 2023 may be obtained without charge by writing to State Street Global Advisors Funds Distributors, LLC, the Trust's principal underwriter (referred to herein as “Distributor” or “Principal Underwriter”), One Iron Street, Boston, Massachusetts 02210, by visiting the Trust's website at https://www.ssga.com/spdrs or by calling 1-866-787-2257. The Reports of Independent Registered Public Accounting Firm, financial highlights and financial statements of the Funds included in the Trust's Annual Reports to Shareholders for the fiscal year ended June 30, 2023 are incorporated by reference into this SAI.
SPDRSELFINDSAI
1

2

General Description of the Trust
The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”), consisting of multiple investment series, including the SPDR SSGA US Large Cap Low Volatility Index ETF and SPDR SSGA US Small Cap Low Volatility Index ETF (each, a “Fund” and, collectively, the “Funds”). The Trust was organized as a Massachusetts business trust on June 12, 1998. The offering of each Fund's shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of each Fund is to provide investment results that, before fees and expenses, correspond generally to the total return of a specified market index (each, an “Index”). SSGA Funds Management, Inc. serves as the investment adviser for each Fund (the “Adviser”).
Each Fund offers and issues Shares at their net asset value (sometimes referred to herein as “NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Each Fund generally offers and issues Shares in exchange for (i) a basket of securities designated by the Fund (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”) or (ii) a cash payment equal in value to the Deposit Securities (“Deposit Cash”) together with the Cash Component. The primary consideration accepted by a Fund (i.e., Deposit Securities or Deposit Cash) is set forth under “Purchase and Redemption of Creation Units” later in this SAI. The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount to be added to the Cash Component to replace any Deposit Security and reserves the right to permit or require the substitution of Deposit Securities in lieu of Deposit Cash (subject to applicable legal requirements). The Shares have been approved for listing and secondary trading on a national securities exchange (the “Exchange”). The Shares will trade on the Exchange at market prices. These prices may differ from the Shares' net asset values. The Shares are also redeemable only in Creation Unit aggregations, and generally in exchange for either (i) portfolio securities and a specified cash payment or (ii) cash (subject to applicable legal requirements).
Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the market value of the missing Deposit Securities as set forth in the Participant Agreement (as defined below). See “Purchase and Redemption of Creation Units.” The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (“SEC”) applicable to management investment companies offering redeemable securities. In addition to the fixed creation or redemption transaction fee, an additional transaction fee of up to three times the fixed creation or redemption transaction fee and/or an additional variable charge may apply.
Investment Policies
Each Fund may invest in the following types of investments, consistent with its investment strategies and objective. Please see the Funds' Prospectus for additional information regarding its principal investment strategies.
DIVERSIFICATION STATUS
Each Fund is classified as a “diversified” investment company under the 1940 Act. Under the 1940 Act, a diversified investment company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the investment company.
Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” (“RIC”) for purposes of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Internal Revenue Code may severely limit the investment flexibility of a Fund and may make it less likely that the Fund will meet its investment objective.
COMMERCIAL PAPER
Commercial paper consists of short-term, promissory notes issued by banks, corporations and other entities to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing.
3

COMMON STOCK
Risks inherent in investing in equity securities include the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of a Fund's portfolio securities and therefore a decrease in the value of Shares of the Fund). Common stock is susceptible to general stock market fluctuation and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises.
Holders of common stock incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stock issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stock which typically has a liquidation preference and which may have stated optional or mandatory redemption provisions, common stock has neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.
CONCENTRATION
Each Fund will concentrate its investments in securities of issuers in the same industry as may be necessary to approximate the composition of the Fund's underlying Index. The securities of issuers in particular industries may dominate the benchmark Index of a Fund and consequently a Fund's investment portfolio. This may adversely affect a Fund's performance or subject its Shares to greater price volatility than that experienced by less concentrated investment companies. The Trust's general policy is to exclude securities of the U.S. government and its agencies or instrumentalities when measuring industry concentration.
In pursuing its objective, each Fund may hold the securities of a single issuer in an amount exceeding 10% of the market value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code. In particular, as a Fund's size grows and its assets increase, it will be more likely to hold more than 10% of the securities of a single issuer if the issuer has a relatively small public float as compared to other components in its benchmark Index.
CONVERTIBLE SECURITIES
Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally have less potential for gain or loss than common stock. Convertible securities generally provide yields higher than the underlying common stock, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stock and interest rates. When the underlying common stock declines in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stock rises in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stock. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
4

EXCHANGE-TRADED FUNDS
Each Fund may invest in other exchange-traded funds (“ETFs”) (including ETFs managed by the Adviser). ETFs may be structured as investment companies that are registered under the 1940 Act, typically as open-end funds or unit investment trusts. These ETFs are generally based on specific domestic and foreign market securities indices. An “index-based ETF” seeks to provide investment results that match the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. An “actively-managed ETF” invests in securities based on an adviser's investment strategy. An “enhanced ETF” seeks to provide investment results that match a positive or negative multiple of the performance of an underlying index. In seeking to provide such results, an ETF and, in particular, an enhanced ETF, may engage in short sales of securities included in the underlying index and may invest in derivatives instruments, such as equity index swaps, futures contracts, and options on securities, futures contracts, and stock indices. Alternatively, ETFs may be structured as grantor trusts or other forms of pooled investment vehicles that are not registered or regulated under the 1940 Act. These ETFs typically hold commodities, precious metals, currency or other non-securities investments. ETFs, like mutual funds, have expenses associated with their operation, such as advisory and custody fees. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, including the brokerage costs associated with the purchase and sale of shares of the ETF, the Fund will bear a pro rata portion of the ETF's expenses. In addition, it may be more costly to own an ETF than to directly own the securities or other investments held by the ETF because of ETF expenses. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities or other investments held by the ETF, although lack of liquidity in the market for the shares of an ETF could result in the ETF's value being more volatile than the underlying securities or other investments.
FUTURES CONTRACTS, OPTIONS AND SWAP AGREEMENTS
Each Fund may invest up to 20% of its assets in derivatives, including exchange-traded futures on indices, exchange-traded futures on Treasuries or Eurodollars, U.S. exchange-traded or OTC put and call options contracts and exchange-traded or OTC swap transactions (including NDFs, interest rate swaps, total return swaps, excess return swaps, and credit default swaps).
Futures and Options on Futures: Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity or security at a specified future time and at a specified price. Index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the index specified in the contract from one day to the next. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract originally was written. Although the value of an index might be a function of the value of certain specified securities, physical delivery of these securities is not always made. A public market exists in futures contracts covering a number of indexes, as well as financial instruments, including, without limitation: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian Dollar; the Canadian Dollar; the British Pound; the Japanese Yen; the Swiss Franc; the Mexican Peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.
The Funds may purchase and write (sell) call and put options on futures. Options on futures give the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price upon expiration of, or at any time during the period of, the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.
A Fund is required to make a good faith margin deposit in cash or U.S. government securities (or other eligible collateral) with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.
After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy price changes, additional payments will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to
5

the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Although some futures contracts call for making or taking delivery of the underlying commodity, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying commodity, security or index and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.
Options: A Fund may purchase and sell put and call options. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves.
Short Sales “Against the Box”: The Funds may engage in short sales “against the box.” In a short sale against the box, a Fund agrees to sell at a future date a security that it either contemporaneously owns or has the right to acquire at no extra cost. If the price of the security has declined at the time the Fund is required to deliver the security, the Fund will benefit from the difference in the price. If the price of the security has increased, the Fund will be required to pay the difference.
Swap Transactions: Each Fund may enter into swap transactions, including interest rate swap, credit default swap, NDF, and total return swap transactions. Swap transactions are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified rate, index or asset. Swap transactions will usually be done on a net basis, i.e., where the two parties make net payments with a Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or equivalents having an aggregate value at least equal to the accrued excess is maintained by the Fund. Swaps may be used in conjunction with other instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with “caps,” “floors” or “collars.” A “cap” is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A “floor” is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A “collar” is essentially a combination of a long cap and a short floor where the limits are set at different levels.
The use of swap transactions by a Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap transactions have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.
Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, bilateral OTC transaction pricing is normally done by reference to information from market makers and/or available index data, which information is carefully monitored by the Adviser and verified in appropriate cases. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under regulations adopted by the CFTC and federal banking regulators (“Margin Rules”), a Fund is required to post collateral (known as variation margin) to cover the mark-to-market exposure in respect of its uncleared swaps. The Margin Rules also mandate that collateral in the form of initial margin be posted to cover potential future exposure attributable to uncleared swap transactions. In the event a Fund is required to post collateral in the form of initial margin or variation margin in respect of its uncleared swap transactions, all such collateral will be posted with a third party custodian pursuant to a triparty custody agreement between the Fund, its dealer counterparty and an unaffiliated custodian.
6

The requirement to execute certain OTC derivatives contracts on exchanges or electronic trading platforms called swap execution facilities (“SEFs”) may offer certain advantages over traditional bilateral OTC trading, such as ease of execution, price transparency, increased liquidity and/or favorable pricing. However, SEF trading may make it more difficult and costly for a Fund to enter into highly tailored or customized transactions and may result in additional costs and risks. Market participants such as the Funds that execute derivatives contracts through a SEF, whether directly or through a broker intermediary, are required to submit to the jurisdiction of the SEF and comply with SEF and CFTC rules and regulations which impose, among other things disclosure and recordkeeping obligations. In addition, a Fund will generally incur SEF or broker intermediary fees when it trades on a SEF. A Fund may also be required to indemnify the SEF or broker intermediary for any losses or costs that may result from the Fund's transactions on the SEF.
Total Return Swaps: A Fund may enter into total return swap transactions for investment purposes. Total return swaps are transactions in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swaps may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by a Fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.
Credit Default Swaps: A Fund may enter into credit default swap transactions for investment purposes. A credit default swap transaction may have as reference obligations one or more securities that are not currently held by the Fund. A Fund may be either the protection buyer or protection seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a protection seller, a Fund would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the protection seller must pay the protection buyer the full face amount of the reference obligations that may have little or no value. If a Fund were a protection buyer and no credit event occurred during the term of the swap, the Fund would recover nothing if the swap were held through its termination date. However, if a credit event occurred, the protection buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of the reference obligation that may have little or no value. Where a Fund is the protection buyer, credit default swaps involve the risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default. The purchase of credit default swaps involves costs, which will reduce a Fund's return.
Currency Swaps: A Fund may enter into currency swap transactions for investment purposes. Currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A Fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and end of the transaction, both sides will have to pay in full on a periodic basis based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.
Interest Rate Swaps: A Fund may enter into an interest rate swap in an effort to protect against declines in the value of fixed income securities held by the Fund. In such an instance, the Fund may agree to pay a fixed rate (multiplied by a notional amount) while a counterparty agrees to pay a floating rate (multiplied by the same notional amount). If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value.
Options on Swaps: An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. A Fund may write (sell) and purchase put and call swaptions. A Fund may also enter into swaptions on either an
7

asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. A Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. A Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in a Fund's use of options.
Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
Government Regulation: The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) that was signed into law on July 21, 2010 created a new statutory framework that comprehensively regulated the over-the-counter (“OTC”) derivatives markets for the first time. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Under the Dodd-Frank Act, certain OTC derivatives transactions are now required to be centrally cleared and traded on SEFs.
On October 28, 2020, the SEC adopted Rule 18f-4 (the “Derivatives Rule”) under the 1940 Act which replaced prior SEC and staff guidance with an updated, comprehensive framework for registered funds' use of derivatives. The Derivatives Rule permits a Fund to enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. The Derivatives Rule requires the Funds to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, develop and implement a derivatives risk management program and new testing requirements, and comply with new requirements related to board and SEC reporting. These requirements apply unless a Fund qualifies as a “limited derivatives user,” as defined in the Derivatives Rule. Complying with the Derivatives Rule may increase the cost of a Fund's investments and cost of doing business, which could adversely affect investors. Other new regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Funds.
Regulation Under the Commodity Exchange Act: Each Fund intends to use commodity interests, such as futures, swaps and options on futures in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). A Fund may use exchange-traded futures and options on futures, together with positions in cash and money market instruments, to simulate full investment in its underlying Index. Exchange-traded futures and options on futures contracts may not be currently available for an Index. Under such circumstances, the Adviser may seek to utilize other instruments that it believes to be correlated to the applicable Index components or a subset of the components. An exclusion from the definition of the term “commodity pool operator” has been claimed with respect to each series of the Trust in accordance with Rule 4.5 such that registration or regulation as a commodity pool operator under the CEA is not necessary.
Restrictions on Trading in Commodity Interests: Each Fund reserves the right to engage in transactions involving futures, options thereon and swaps to the extent allowed by the CFTC regulations in effect from time to time and in accordance with a Fund's policies.
Certain additional risk factors related to derivatives are discussed below:
Derivatives Risk: Under recently adopted rules by the CFTC, transactions in some types of interest rate swaps and index credit default swaps on North American and European indices are required to be cleared. In addition, the CFTC may promulgate additional regulations that require clearing of other classes of swaps. In a cleared derivatives transaction (which includes futures, options on futures, and cleared swaps transactions), a Fund's counterparty is a clearing house (such as CME, ICE Clear Credit or LCH.Clearnet), rather than a bank or broker. Since each Fund is not a member of a clearing house and only members of a clearing house can participate directly in the clearing house, a Fund holds cleared derivatives through accounts at clearing members, who are futures commission merchants that are members of the clearing houses and who have the appropriate regulatory approvals to engage in cleared derivatives transactions. A Fund makes and receives payments owed under cleared derivatives transactions (including margin payments) through its accounts at clearing members. Clearing members guarantee performance of their clients' obligations to the clearing house. In contrast to bilateral OTC transactions, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing
8

houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions in accordance with their rules. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Advisor expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund's behalf. While the documentation in place between a Fund and its clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, the Fund could be subject to this execution risk if the Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict a Fund's ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements. If a Fund is not able to enter into a particular derivatives transaction, the Fund's investment performance and risk profile could be adversely affected as a result.
Counterparty Risk: Counterparty risk with respect to OTC derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described under “Derivatives Risk” above, all futures and options on futures and some swap transactions are required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared derivatives position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member's proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, and the clearing broker may also invest those funds in certain instruments permitted under the applicable regulations. Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared derivatives transactions, which amounts are generally held in the relevant omnibus account at the clearing house for all customers of the clearing member.
For commodities futures positions, the clearing house may use all of the collateral held in the clearing member's omnibus account to meet a loss in that account, without regard to which customer in fact supplied that collateral. Accordingly, in addition to bearing the credit risk of its clearing member, each customer to a futures transaction also bears “fellow customer” risk from other customers of the clearing member. However, with respect to cleared swaps positions, recent regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer. Because margin in respect of cleared swaps must be earmarked for specific clearing member customers, the clearing house may not use the collateral of one customer to cover the obligations of another customer. However, if the clearing member does not provide accurate reporting, a Fund is subject to the risk that a clearing house will use the Fund's assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members may generally choose to provide to the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount for each customer.
FUTURE DEVELOPMENTS
A Fund may take advantage of opportunities in the area of options and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, a Fund will provide appropriate disclosure.
9

ILLIQUID INVESTMENTS
Each Fund may invest in illiquid investments. A Fund may not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment means any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If illiquid investments exceed 15% of a Fund's net assets, certain remedial actions will be taken as required by Rule 22e-4 under the 1940 Act and the Funds' policies and procedures.
INVESTMENT COMPANIES
Each Fund may invest in the securities of other investment companies, including affiliated funds and money market funds, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Pursuant to Section 12(d)(1), a Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law, regulation, and/or a Fund's investment restrictions, a Fund may invest its assets in securities of investment companies, including affiliated funds and/or money market funds, in excess of the limits discussed above.
If a Fund invests in and, thus, is a shareholder of, another investment company, the Fund's shareholders will indirectly bear the Fund's proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund's own investment adviser and the other expenses that the Fund bears directly in connection with the Fund's own operations.
INVESTMENTS IN VARIABLE INTEREST ENTITY STRUCTURES
The Funds may gain investment exposure to certain Chinese companies through variable interest entity (“VIE”) structures. Such investments are subject to the investment risks associated with the Chinese-based company. The VIE structure enables foreign investors, such as the Funds, to obtain investment exposure to a Chinese company in situations in which the Chinese government has limited or prohibited non-Chinese ownership of such company. The VIE structure does not involve direct equity ownership in a China-based company, but rather involves claims to the China-based company's profits and control of the assets that belong to the China-based company through contractual arrangements. The contractual arrangements in place with the China-based company provide limited ability to exercise control over the China-based company and the China-based company's actions may negatively impact the value of an investment through a VIE structure. Control may also be jeopardized if a natural person who holds an equity interest in the China-based company breaches the terms of the contractual arrangements or is subject to legal proceedings, or if any physical instruments such as chops and seals are used without authorization.
Intervention by the Chinese government with respect to the VIE structure could significantly affect the Chinese operating company's performance and thus, the value of a Fund's investment through a VIE structure, as well as the enforceability of the contractual arrangements of the VIE structure. In the event of such an occurrence, a Fund, as a foreign investor, may have little or no legal recourse. If the Chinese government were to determine that the contractual arrangements establishing the VIE structure did not comply with Chinese law or regulations, the Chinese operating company could be subject to penalties, revocation of its business and operating license, or forfeiture of ownership interests. In addition to the risk of government intervention, investments through a VIE structure are subject to the risk that the China-based company (or its officers, directors, or Chinese equity owners) may breach the contractual arrangements, or Chinese law changes in a way that adversely affects the enforceability of the arrangements, or the contracts are otherwise not enforceable under Chinese law, in which case a Fund may suffer significant losses on its investments through a VIE structure with little or no recourse available.
LENDING PORTFOLIO SECURITIES
Each Fund may lend portfolio securities to certain creditworthy borrowers in U.S. and non-U.S. markets in an amount not to exceed 40% of the value of its net assets. The borrowers provide collateral that is marked to market daily in an amount at least equal to the current market value of the securities loaned. A Fund may terminate a loan at any time and obtain the securities loaned. A Fund receives the value of any interest or cash or non-cash distributions paid on the loaned
10

securities. A Fund cannot vote proxies for securities on loan, but may recall loans to vote proxies if a material issue affecting the Fund's economic interest in the investment is to be voted upon. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.
With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain high quality short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or funds, which may include those managed by the Adviser. A Fund could lose money due to a decline in the value of collateral provided for loaned securities or any investments made with cash collateral. Certain non-cash collateral or investments made with cash collateral may have a greater risk of loss than other non-cash collateral or investments.
A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board of Trustees of the Trust (the “Board”) who administer the lending program for the Funds in accordance with guidelines approved by the Board. In such capacity, the lending agent provides the following services to the Funds in connection with the Funds' securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) causing the delivery of loaned securities from a Fund to borrowers; (iii) monitoring the value of loaned securities, the value of collateral received, and other lending parameters; (iv) seeking additional collateral, as necessary, from borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Funds; (vi) returning collateral to borrowers; (vii) facilitating substitute dividend, interest, and other distribution payments to the Funds from borrowers; (viii) negotiating the terms of each loan of securities, including but not limited to the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements of the Funds' Securities Lending Authorization Agreement; (ix) selecting securities, including amounts (percentages), to be loaned; (x) recordkeeping and accounting servicing; and (xi) arranging for return of loaned securities to the Fund in accordance with the terms of the Securities Lending Authorization Agreement. State Street Bank and Trust Company (“State Street”), an affiliate of the Trust, has been approved by the Board to serve as securities lending agent for the Funds and the Trust has entered into an agreement with State Street for such services. Among other matters, the Trust has agreed to indemnify State Street for certain liabilities. State Street has received an order of exemption from the SEC under Sections 17(a) and 12(d)(1) under the 1940 Act to serve as the lending agent for affiliated investment companies such as the Trust and to invest the cash collateral received from loan transactions to be invested in an affiliated cash collateral fund.
Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process especially so in certain international markets such as Taiwan), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), risk of loss of collateral, credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return a Fund's securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. Although State Street has agreed to provide a Fund with indemnification in the event of a borrower default, a Fund is still exposed to the risk of losses in the event a borrower does not return a Fund's securities as agreed. For example, delays in recovery of lent securities may cause a Fund to lose the opportunity to sell the securities at a desirable price.
LEVERAGING
While the Funds do not anticipate doing so, a Fund may borrow money in an amount greater than 5% of the value of the Fund's total assets. However, under normal circumstances, a Fund will not borrow money from a bank in an amount greater than 10% of the value of the Fund's total assets. Borrowing for investment purposes is one form of leverage. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Because substantially all of a Fund's assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of a Fund will increase more when such
11

Fund's portfolio assets increase in value and decrease more when the Fund's portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds.
OTHER SHORT-TERM INSTRUMENTS
Each Fund may invest in short-term instruments, including money market instruments, (including money market funds advised by the Adviser), cash and cash equivalents, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by the Adviser); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers' acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody's Investors Service (“Moody's”) or “A-1” by S&P Global Ratings (“S&P”), or if unrated, of comparable quality as determined by the Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that present minimal credit risk; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Money market instruments also include shares of money market funds. The SEC and other government agencies continue to review the regulation of money market funds. The SEC has adopted changes to the rules that govern money market funds over the years, most recently in July 2023. Legislative developments may also affect money market funds. These changes and developments may affect the investment strategies, performance, yield, operating expenses and continued viability of a money market fund.
PREFERRED SECURITIES
Preferred securities pay fixed or adjustable rate interest or dividends to investors, and are generally senior to common stock, but may be subordinated to bonds and other debt instruments in a company's capital structure and therefore may be subject to greater credit risk than those debt instruments. There is no assurance that interest payments, dividends or distributions on the preferred securities in which a Fund invests will be declared or otherwise made payable. In the case of preferred stock, in order to be payable, distributions on preferred securities must be declared by the issuer's board of directors. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in the utilities and financial services sectors, which are prominent issuers of preferred securities, and by actual and anticipated changes in tax laws.
Because the claim on an issuer's earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, a Fund's holdings of higher rate-paying fixed rate preferred securities may be reduced and the Fund would be unable to acquire securities paying comparable rates with the redemption proceeds.
PRIVATE PLACEMENTS AND RESTRICTED SECURITIES
Each Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often “restricted securities,” i.e., securities which cannot be sold to the public without registration under the Securities Act or the availability of an exemption from registration (such as Rules 144 or 144A), or which are not readily marketable because they are subject to other legal or contractual delays in or restrictions on resale. Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act.
Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Market quotations for such securities are generally less readily
12

available than for publicly traded securities. The absence of a trading market can make it difficult to ascertain a market value for such securities for purposes of computing a Fund's net asset value, and the judgment of the Adviser may at times play a greater role in valuing these securities than in the case of publicly traded securities. Disposing of such securities, which may be illiquid investments, can involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration.
A Fund may be deemed to be an “underwriter” for purposes of the Securities Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.
REAL ESTATE INVESTMENT TRUSTS (“REITs”)
REITs pool investors' funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Funds will not invest in real estate directly, but only in securities issued by real estate companies. However, the Funds may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) to the extent they invest in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and changes in interest rates. Investments in REITs may subject Fund shareholders to duplicate management and administrative fees.
In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.
REPURCHASE AGREEMENTS
Each Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day—as defined below). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.
In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Custodian until repurchased. No more than an aggregate of 15% of a Fund's net assets will be invested in illiquid investments, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.
13

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.
REVERSE REPURCHASE AGREEMENTS
Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases a Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a Fund has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and a Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund's assets. A Fund may enter into reverse repurchase agreements if it either meets the relevant asset coverage requirements of Section 18 of the 1940 Act for senior securities representing indebtedness, or elects to treat such arrangements as derivatives transactions under the Derivatives Rule. Each Fund does not expect to engage, under normal circumstances, in reverse repurchase agreements with respect to more than 10% of its total assets.
U.S. REGISTERED SECURITIES OF FOREIGN ISSUERS
Investing in U.S. registered, dollar-denominated, securities issued by non-U.S. issuers involves some risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. issuers. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.
A Fund's investment in equity securities of foreign corporations may also be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designated for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world. A Fund may invest in unsponsored Depositary Receipts. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.
Special Considerations and Risks
A discussion of the risks associated with an investment in each Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, the Prospectus.
14

GENERAL
Investment in a Fund should be made with an understanding that the value of a Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.
An investment in a Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises. Securities of issuers traded on exchanges may be suspended on certain exchanges by the issuers themselves, by an exchange or by government authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed market countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and instruments that reference the securities, such as participatory notes (or “P-notes”) or other derivative instruments, may be halted.
The principal trading market for some of the securities in an Index may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for a Fund's portfolio securities are limited or absent or if bid/ask spreads are wide.
CONFLICTS OF INTEREST RISK
An investment in a Fund may be subject to a number of actual or potential conflicts of interest. For example, the Adviser or its affiliates may provide services to a Fund, such as securities lending agency services, custodial, administrative, bookkeeping, and accounting services, transfer agency and shareholder servicing, securities brokerage services, and other services for which the Fund would compensate the Adviser and/or such affiliates. A Fund may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the Adviser. There is no assurance that the rates at which a Fund pays fees or expenses to the Adviser or its affiliates, or the terms on which it enters into transactions with the Adviser or its affiliates, will be the most favorable available in the market generally or as favorable as the rates the Adviser makes available to other clients. Because of its financial interest, the Adviser may have an incentive to enter into transactions or arrangements on behalf of a Fund with itself or its affiliates in circumstances where it might not have done so in the absence of that interest.
CONTINUOUS OFFERING
The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
15

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of a Fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that a Fund's Prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
SSGA or its affiliates (the “Selling Shareholder”) may purchase Creation Units through a broker-dealer to “seed” (in whole or in part) Funds as they are launched, or may purchase shares from broker-dealers or other investors that have previously provided “seed” for a Fund when they were launched or otherwise in secondary market transactions, and because the Selling Shareholder may be deemed an affiliate of such Funds, the Shares are being registered to permit the resale of these shares from time to time after purchase. The Funds will not receive any of the proceeds from the resale by the Selling Shareholders of these Shares.
The Selling Shareholder intends to sell all or a portion of the Shares owned by it and offered hereby from time to time directly or through one or more broker-dealers, and may also hedge such positions. The Shares may be sold on any national securities exchange on which the Shares may be listed or quoted at the time of sale, in the over-the-counter market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve cross or block transactions.
The Selling Shareholder may also loan or pledge Shares to broker-dealers that in turn may sell such Shares, to the extent permitted by applicable law. The Selling Shareholder may also enter into options or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of Shares, which Shares such broker-dealer or other financial institution may resell.
The Selling Shareholder and any broker-dealer or agents participating in the distribution of Shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the Securities Act in connection with such sales. In such event, any commissions paid to any such broker-dealer or agent and any profit on the resale of the Shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The Selling Shareholder who may be deemed an “underwriter” within the meaning of Section 2(a)(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act.
COUNTERPARTY RISK
Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations affecting the derivatives market. Some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted, what effect the insolvency proceeding would have on any recovery by a Fund, and what impact an insolvency of a clearing house would have on the financial system more generally.
FUTURES AND OPTIONS TRANSACTIONS
There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it has sold.
Each Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.
16

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts, when available, in this manner. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. A Fund, however, may utilize futures and options contracts in a manner designed to limit its risk exposure to that which is comparable to what it would have incurred through direct investment in securities.
Utilization of futures transactions by a Fund involves the risk of imperfect or even negative correlation to its benchmark Index if the index underlying the futures contracts differs from the benchmark Index or if the futures contracts do not track the benchmark Index as expected. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option.
Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The “daily price fluctuation limit” or “daily limit” establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, generally no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.
RISKS OF SWAP AGREEMENTS
Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor.
The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.
The absence of a regulated execution facility or contract market and lack of liquidity for swap transactions has led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Under recently adopted rules and regulations, transactions in some types of swaps are required to be centrally cleared. In a cleared derivatives transaction, a Fund's counterparty to the transaction is a central derivatives clearing organization, or clearing house, rather than a bank or broker. Because the Funds are not members of a clearing house, and only members of a clearing house can participate directly in the clearing house, each Fund holds cleared derivatives through accounts at clearing members. In cleared derivatives transactions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients' obligations to the clearing house. Centrally cleared derivative arrangements may be less favorable to a Fund than bilateral (non-cleared) arrangements. For example, a Fund may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, in some cases following a period of notice to a Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time in accordance with their rules. A Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or which SSGA FM expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund's behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and loss of hedging protection. In addition, the documentation governing the relationship between a Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation.
17

These clearing rules and other new rules and regulations could, among other things, restrict a Fund's ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These regulations, as applicable to swaps, are relatively new and evolving, so their potential impact on a Fund and the financial system are not yet known.
Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund's limitation on investments in illiquid investments. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest.
If a Fund uses a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.
EUROPE – RECENT EVENTS
A number of countries in Europe, including Greece, Spain, Ireland, Italy, and Portugal, have substantial government debt levels. The concern over these debt levels has led to volatility in the European financial markets, which has adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe. For some countries, the ability to repay sovereign debt is in question, and default is possible, which could affect their ability to borrow in the future. Several countries have agreed to multi-year bailout loans from the European Central Bank, the IMF, and other institutions. A default or debt restructuring by any European country can adversely impact holders of that country's debt and can affect exposures to other European Union (“EU”) countries and their financial companies as well. These financial difficulties may continue, worsen or spread within or outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.
Uncertainties regarding the viability of the EU have impacted and may continue to impact markets in the United States and around the world. On January 31, 2020, the United Kingdom formally withdrew from the EU (commonly referred to as “Brexit”) and entered an 11-month transition period. The transition period concluded on December 31, 2020, and the United Kingdom left the EU single market and customs union under the terms of a new trade agreement. The agreement governs the new relationship between the United Kingdom and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Certain aspects of Brexit have had an adverse impact on the region, leading to increased inflation, labor shortages and business closures, among others. The full scope and nature of the consequences of the exit are not at this time known and are unlikely to be known for a significant period of time. It is also unknown whether the United Kingdom's exit will increase the likelihood of other countries also departing the EU. Any additional exits from the EU, or the possibility of such exits, may have a significant impact on the United Kingdom, Europe, and global economies, which may result in increased volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth for such economies that could potentially have an adverse effect on the value of a Fund's investments.
LIBOR RISK
The London Interbank Offered Rate (LIBOR) was a leading benchmark or reference rate for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. On July 27, 2017, the United Kingdom's Financial Conduct Authority (FCA), which regulates LIBOR, announced the gradual phase out of the LIBOR rate, with nearly all LIBOR rate publications having ceased as of June 30, 2023 (some LIBOR rates continue to be published, but only on a temporary and synthetic basis). Alternatives to LIBOR have been established and others may be developed. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, has identified the Secured Overnight Financial Rate (SOFR) as the preferred alternative rate to LIBOR. SOFR is a relatively new index calculated by short-term repurchase agreements, backed by Treasury securities. There remains uncertainty surrounding the nature of any replacement rates.
18

The transition to a new reference rate may result in (i) increased volatility or illiquidity in markets for instruments or contracts that previously relied on or still rely on LIBOR, (ii) a reduction in the value of certain instruments or contracts held by a Fund, (iii) reduced effectiveness of related Fund transactions, such as hedging, (iv) additional tax, accounting and regulatory risks, or (v) costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to a Fund's investments resulting from a substitute reference rate may also adversely affect a Fund's performance and/or NAV. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments or contracts using an alternative rate will have the same volume or liquidity.
MARKET TURBULENCE RESULTING FROM INFECTIOUS ILLNESS
A widespread outbreak of an infectious illness, such as COVID-19, may lead to governments and businesses world-wide taking aggressive measures, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations. As occurred in the wake of COVID-19, the spread of such an illness may result in the disruption of and delays in the delivery of healthcare services and processes, the cancellation of organized events and educational institutions, the disruption of production and supply chains, a decline in consumer demand for certain goods and services, and general concern and uncertainty, all of which may contribute to increased volatility in global markets. COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, the global economy, individual companies, sectors and industries, and capital markets in ways that cannot be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to limited health care resources. Political, economic and social stresses caused by infectious illness also may exacerbate other pre-existing political, social and economic risks in certain countries. The duration of such an illness and its effects cannot be determined at this time, but the effects could be present for an extended period of time.
RUSSIA SANCTIONS RISK
Sanctions threatened or imposed by a number of jurisdictions, including the United States, the European Union and the United Kingdom, and other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or Russian individuals, may result in the devaluation of Russian currency, a downgrade in the country's credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or a Fund. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on a Fund. Sanctions, or the threat of new or modified sanctions, could impair the ability of a Fund to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response, which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of a Fund, even if a Fund does not have direct exposure to securities of Russian issuers. As a collective result of the imposition of sanctions, Russian government countermeasures and the impact that they have had on the trading markets for Russian securities, certain Funds have used, and may in the future use,  fair valuation procedures approved by the Fund's Board to value certain Russian securities, which could result in such securities being deemed to have a zero value.
A reduction in liquidity of certain Fund holdings as a result of sanctions and related actions may cause a Fund to experience increased premiums or discounts to its NAV and/or wider bid-ask spreads. Additionally, if it becomes impracticable or unlawful for a Fund to hold securities subject to, or otherwise affected by, sanctions, or if deemed appropriate by the Fund's investment adviser, the Fund may prohibit in-kind deposits of the affected securities in connection with creation transactions and instead require a cash deposit, which may also increase the Fund's transaction costs.
TAX RISKS
As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of a Fund.
19

Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when a Fund makes distributions or you sell Shares.
Investment Restrictions
The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed without the approval of the holders of a majority of a Fund's outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Except with the approval of a majority of the outstanding voting securities, each Fund may not:
1.
Concentrate its investments in securities of issuers in the same industry, except as may be necessary to approximate the composition of the Fund's underlying Index;(1)
2.
Make loans to another person except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund;
3.
Issue senior securities or borrow money except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund;
4.
Invest directly in real estate unless the real estate is acquired as a result of ownership of securities or other instruments. This restriction shall not preclude the Fund from investing in companies that deal in real estate or in instruments that are backed or secured by real estate;
5.
Act as an underwriter of another issuer's securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the Fund's purchase and sale of portfolio securities; or
6.
Invest in commodities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. Each Fund will not:
1.
Invest in the securities of a company for the purpose of exercising management or control, provided that the Trust may vote the investment securities owned by the Fund in accordance with its views; and
2.
Under normal circumstances, invest less than 80% of its total assets in securities that comprise its relevant Index.
The Funds define the foregoing terms in accordance with the definition of such terms per the applicable Index. If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money will be observed continuously. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause a Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays).
The 1940 Act currently permits each Fund to loan up to 33 1/3% of its total assets. With respect to borrowing, the 1940 Act presently allows each Fund to: (1) borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, (2) borrow money for temporary purposes in an amount not exceeding 5% of the value of a Fund's total assets at the time of the loan, and (3) enter into reverse repurchase agreements. However, under normal circumstances any borrowings by the Fund will not exceed 10% of the Fund's total assets. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, with appropriate asset coverage. With respect to investments in commodities, the 1940 Act presently permits the Funds to invest in commodities in accordance with investment policies contained in its prospectus and SAI. Any such investment shall also comply with the CEA and the rules and regulations thereunder. The 1940 Act

(1)
The SEC Staff considers concentration to involve more than 25% of a fund's assets to be invested in an industry or group of industries.
20

does not directly restrict an investment company's ability to invest in real estate, but does require that every investment company have the fundamental investment policy governing such investments. The Funds will not purchase or sell real estate, except that a Fund may invest in companies that deal in real estate (including REITs) or in instruments that are backed or secured by real estate.
Exchange Listing and Trading
A discussion of exchange listing and trading matters associated with an investment in a Fund is contained in the Prospectus under “PURCHASE AND SALE INFORMATION” and “ADDITIONAL PURCHASE AND SALE INFORMATION.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.
The Shares of each Fund are approved for listing and trading on the Exchange, subject to notice of issuance. Shares trade on the Exchange at prices that may differ to some degree from their net asset value. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of a Fund will continue to be met.
The Exchange may consider the suspension of trading in, and may initiate delisting proceedings of, the Shares of a Fund under any of the following circumstances: (i) if the Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (ii) if the Fund no longer complies with the applicable listing requirements set forth in the Exchange's rules; (iii) if, following the initial twelve-month period after commencement of trading on the Exchange of the Fund, there are fewer than 50 beneficial holders of the Fund; or (iv) if such other event shall occur or condition exists which, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares from listing and trading upon termination of a Fund.
The Trust reserves the right to adjust the Share price of a Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund or an investor's equity interest in the Fund.
As in the case of other publicly traded securities, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.
The base and trading currencies of each Fund is the U.S. dollar. The base currency is the currency in which a Fund's net asset value per Share is calculated and the trading currency is the currency in which Shares of a Fund are listed and traded on the Exchange.
Management of the Trust
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “MANAGEMENT.”
BOARD RESPONSIBILITIES
The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described in this SAI, under which certain companies provide essential management services to the Trust.
Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, Distributor, Administrator and Sub-Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., the Adviser is responsible for the day-to-day management of a Fund's portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds' service providers the importance of maintaining vigorous risk management.
The Trustees' role in risk oversight begins before the inception of a Fund, at which time the Fund's Adviser presents the Board with information concerning the investment objectives, strategies and risks of the Fund, as well as proposed investment limitations for the Fund. Additionally, the Fund's Adviser provides the Board with an overview of, among other
21

things, its investment philosophies, brokerage practices and compliance infrastructures. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of the Adviser and other service providers, such as the Fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which a Fund may be exposed.
The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Investment Advisory Agreement with the Adviser, the Board meets with the Adviser to review such services. Among other things, the Board regularly considers the Adviser's adherence to each Fund's investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund's investments.
The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the Adviser and any sub-adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.
The Board receives reports from the Funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Regular reports are made to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of each Fund's financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund's internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.
From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.
The Board recognizes that not all risks that may affect a Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund's goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds' investment management and business affairs are carried out by or through the Fund's Adviser and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.
TRUSTEES AND OFFICERS
There are eight members of the Board of Trustees, six of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“Independent Trustees”). Carl Verboncoeur, an Independent Trustee, serves as Chairman of the Board. The Board has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Board made this determination in consideration of, among other things, the fact that the Independent Trustees constitute a super-majority (75%) of the Board, the fact that the chairperson of each Committee of the Board is an Independent Trustee, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from fund management.
22

The Board of Trustees has two standing committees: the Audit Committee and Trustee Committee. The Audit Committee and Trustee Committee are each chaired by an Independent Trustee and composed of all of the Independent Trustees.
Set forth below are the names, year of birth, position with the Trust, length of term of office, and the principal occupations during the last five years and other directorships held of each of the persons currently serving as a Trustee or Officer of the Trust.
TRUSTEES
Name, Address and Year of Birth	Position(s) With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES
CARL G. VERBONCOEUR c/o SPDR Series Trust One Iron Street Boston, MA 02210 1952	Independent Trustee, Chairman, Trustee Committee Chair	Term: Unlimited Served: since April 2010	Self-employed consultant since 2009.	122	None.
DWIGHT D. CHURCHILL c/o SPDR Series Trust One Iron Street Boston, MA 02210 1953	Independent Trustee, Audit Committee Chair	Term: Unlimited Served: since April 2010	Self-employed consultant since 2010; CEO and President, CFA Institute (June 2014 - January 2015).	122	Affiliated Managers Group, Inc. (Director) (2010 - present).
CLARE S. RICHER c/o SPDR Series Trust One Iron Street Boston, MA 02210 1958	Independent Trustee	Term: Unlimited Served: since July 2018	Retired. Chief Financial Officer, Putnam Investments LLC (December 2008 - May 2017).	122
Principal Financial
Group (Director and
Financial Committee
Chair) (2020 – present);
Bain Capital Specialty
Finance (Director) (2019
– present); Bain Capital
Private Credit (Director)
(2022 – present);
University of Notre
Dame (Trustee) (2015 –
present).

SANDRA G. SPONEM c/o SPDR Series Trust One Iron Street Boston, MA 02210 1958	Independent Trustee	Term: Unlimited Served: since July 2018	Retired. Chief Financial Officer, M.A. Mortenson Companies, Inc. (construction and real estate company) (February 2007 - April 2017).	122
Rydex Series Funds (52
portfolios), Rydex
Dynamic Funds (8
portfolios) and Rydex
Variable Trust (49
portfolios) (Trustee)
(2016 – present);
Guggenheim Strategy
Funds Trust (3
portfolios), Guggenheim
Funds Trust (18
portfolios), Guggenheim
Taxable Municipal Bond
& Investment Grade
Debt Trust, Guggenheim
Strategic Opportunities
Fund, Guggenheim
Variable Funds Trust (14
portfolios), and
Transparent Value Trust
(5 portfolios) (Trustee)
(2019-present);
Guggenheim Active
Allocation Fund
(Trustee)
(2021-present);
Fiduciary/Claymore
Energy Infrastructure
Fund (Trustee)

23

Name, Address and Year of Birth	Position(s) With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
					(2019-2022); Guggenheim Enhanced Equity Income Fund and Guggenheim Credit Allocation Fund (Trustee) (2019-2021); and Guggenheim Energy & Income Fund (Trustee) (2015 - 2023).
CAROLYN M. CLANCY c/o SPDR Series Trust One Iron Street Boston, MA 02210 1960	Independent Trustee	Term Unlimited Served: since October 2022	Retired. Executive Vice President, Head of Strategy, Analytics and Market Readiness, Fidelity Investments (April 2020 – June 2021); Executive Vice President, Head of Broker Dealer Business, Fidelity Investments (July 2017 – March 2020).	122	Assumption University (Trustee) (2011 – 2021) and (2022 – present); Big Sister Association of Greater Boston (Director) (2016 – 2023).
KRISTI L. ROWSELL c/o SPDR Series Trust One Iron Street Boston, MA 02210 1966	Independent Trustee	Term Unlimited Served: since October 2022	Partner and President, Harris Associates (2010 – 2021).	122
Harris Associates
Investment Trust (8
portfolios) (Trustee)
(2010 – present); Board
of Governors,
Investment Company
Institute (Member) (2018
– present); Habitat for
Humanity Chicago
(Director) (2015 –
present).

INTERESTED TRUSTEES
JAMES E. ROSS* c/o SPDR Series Trust One Iron Street Boston, MA 02210 1965	Interested Trustee	Term: Unlimited Served: since April 2010
President, Winnisquam
Capital LLC (December
2022 – present);
Non-Executive
Chairman, Fusion
Acquisition Corp II
(February 2020 –
present); Non-Executive
Chairman, Fusion
Acquisition Corp. (June
2020 – September
2021); Retired Chairman
and Director, SSGA
Funds Management, Inc.
(2005 – March 2020);
Retired Executive Vice
President, State Street
Global Advisors (2012 –
March 2020); Retired
Chief Executive Officer
and Manager, State
Street Global Advisors
Funds Distributors, LLC
(May 2017 – March
2020); Director, State
Street Global Markets,
LLC (2013 – April 2017);
President, SSGA Funds
Management, Inc. (2005
– 2012); Principal, State
Street Global Advisors
				133
Investment Managers
Series Trust (50
Portfolios) (2022 –
present); The Select
Sector SPDR Trust (11
portfolios) (2005 –
present); SSGA SPDR
ETFs Europe I plc
(Director) (2016 – 2020);
SSGA SPDR ETFs
Europe II plc (Director)
(2016 – 2020); State
Street Navigator
Securities Lending Trust
(2016 – 2020); SSGA
Funds (2014 – 2020);
State Street Institutional
Investment Trust (2007
–2020); State Street
Master Funds (2007
–2020); Elfun Funds
(2016 –2018).

24

Name, Address and Year of Birth	Position(s) With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee†	Other Directorships Held by Trustee During Past Five Years
			(2000 – 2005).
GUNJAN CHAUHAN** c/o SPDR Series Trust One Iron Street Boston, MA 02210 1982	Interested Trustee	Term Unlimited Served: since October 2022	Senior Managing Director, State Street Global Advisors (April 2018 – Present); Managing Director, State Street Global Advisors (June 2015– March 2018).	122	State Street ICAV (Director) (2018 – 2022).
†
For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser, which includes series of the SPDR Series Trust, SSGA Active Trust and SPDR Index Shares Funds.
*
Mr. Ross is an Interested Trustee because of his ownership interest in an affiliate of the Adviser. Mr. Ross previously served as an Interested Trustee from November 2005 to December 2009.
**
Ms. Chauhan is an Interested Trustee because of her position with an affiliate of the Adviser.
OFFICERS
Name, Address and Year of Birth	Position(s) With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
ANN M. CARPENTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1966	President and Principal Executive Officer; Deputy Treasurer	Term: Unlimited Served: since May 2023 (with respect to President and Principal Executive Officer); Term: Unlimited Served: since February 2016 (with respect to Deputy Treasurer)	Chief Operating Officer, SSGA Funds Management, Inc. (April 2005 - present)*; Managing Director, State Street Global Advisors (April 2005 - present).*
BRUCE S. ROSENBERG SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1961	Treasurer and Principal Financial Officer	Term: Unlimited Served: since February 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 - present); Director, Credit Suisse (April 2008 - July 2015).
CHAD C. HALLETT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Deputy Treasurer	Term: Unlimited Served: since February 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 - present).
MICHAEL P. RILEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Vice President	Term: Unlimited Served: since February 2005	Managing Director, State Street Global Advisors (2005 - present).*
SEAN O'MALLEY SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1969	Chief Legal Officer	Term: Unlimited Served: since August 2019	Senior Vice President and Deputy General Counsel, State Street Global Advisors (November 2013 - present).
25

Name, Address and Year of Birth	Position(s) With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
DAVID URMAN SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1985	Secretary	Term: Unlimited Served: since August 2019
Vice President and Senior Counsel, State Street Global
Advisors (April 2019 - present); Vice President and
Counsel, State Street Global Advisors (August 2015 -
April 2019); Associate, Ropes & Gray LLP (November
2012 - August 2015).

DAVID BARR SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1974	Assistant Secretary	Term: Unlimited Served: since November 2020	Vice President and Senior Counsel, State Street Global Advisors (October 2019 - present); Vice President and Counsel, Eaton Vance Corp. (October 2010 - October 2019).
E. GERARD MAIORANA, JR. SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1971	Assistant Secretary	Term: Unlimited Served: since May 2023	Assistant Vice President, State Street Global Advisors (July 2014 - present).
DARLENE ANDERSON-VASQUEZ SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1968	Deputy Treasurer	Term: Unlimited Served: since November 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 - present); Senior Vice President, John Hancock Investments (September 2007 - May 2016).
ARTHUR A. JENSEN SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 1966	Deputy Treasurer	Term: Unlimited Served: since August 2017	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2016 - present); Mutual Funds Controller, GE Asset Management Incorporated (April 2011 - July 2016).
DAVID LANCASTER SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1971	Assistant Treasurer	Term: Unlimited Served: since November 2020	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2017 - present); Assistant Vice President, State Street Bank and Trust Company (November 2011 - July 2017).*
JOHN BETTENCOURT SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1976	Assistant Treasurer	Term: Unlimited Served: since May 2022	Vice President, State Street Global Advisors and SSGA Funds Management Inc. (March 2020 – present); Assistant Vice President, State Street Global Advisors (June 2007 – March 2020).
BRIAN HARRIS SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 1973	Chief Compliance Officer; Anti-Money Laundering Officer; Code of Ethics Compliance Officer	Term: Unlimited Served: since November 2013	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 - present).*
*
Served in various capacities and/or with various affiliated entities during the noted time period.
INDIVIDUAL TRUSTEE QUALIFICATIONS
The Board has concluded that each of the Trustees should serve on the Board because of his or her ability to review and understand information about the Funds provided to him or her by management, to identify and request other information he or she may deem relevant to the performance of his or her duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise his or her business judgment in a manner that serves the best interests of each Fund's shareholders. The Board has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes and skills as described below.
The Board has concluded that Mr. Verboncoeur should serve as Trustee because of the experience he gained serving as the Chief Executive Officer of a large financial services and investment management company, his knowledge of the financial services industry and his experience serving on the boards of other investment companies. Mr. Verboncoeur was elected to serve as Trustee of the Trust in April 2010.
26

The Board has concluded that Mr. Churchill should serve as Trustee because of the experience he gained serving as the Head of the Fixed Income Division of one of the nation's leading mutual fund companies and provider of financial services and his knowledge of the financial services industry. Mr. Churchill was elected to serve as Trustee of the Trust in April 2010.
The Board has concluded that Ms. Richer should serve as Trustee because of the experience she gained serving as the Chief Financial Officer of a large financial services and investment management company, her knowledge of the financial services industry and her experience serving on the board of a major educational institution. Ms. Richer was appointed to serve as Trustee of the Trust in July 2018 and elected to serve as Trustee of the Trust in October 2022.
The Board has concluded that Ms. Sponem should serve as Trustee because of the experience she gained serving as the Chief Financial Officer of a large financial services company, her knowledge of the financial services industry and her experience serving on the boards of other investment companies. Ms. Sponem was appointed to serve as Trustee of the Trust in July 2018 and elected to serve as Trustee of the Trust in October 2022.
The Board has concluded that Ms. Clancy should serve as Trustee because of the experience she gained serving as an Executive Vice President of a large financial services company, her knowledge of the financial services industry and her experience serving on the boards of a major educational institution and a charitable foundation. Ms. Clancy was elected to serve as Trustee of the Trust in October 2022.
The Board has concluded that Ms. Rowsell should serve as Trustee because of the experience she gained serving as the President and Chief Financial Officer of a large financial services company, her knowledge of the financial services industry and her experience serving on the boards of a financial services company, a leading association representing regulated investment funds and a charitable foundation. Ms. Clancy was elected to serve as Trustee of the Trust in October 2022.
The Board has concluded that Mr. Ross should serve as Trustee because of the experience he has gained in his various roles with the Adviser, his knowledge of the financial services industry, and the experience he has gained serving as Trustee of the Trust since 2005 (Mr. Ross did not serve as Trustee from December 2009 until April 2010).
The Board has concluded that Ms. Chauhan should serve as Trustee because of the experience she has gained in her various roles with an affiliate of the Adviser and her knowledge of the financial services industry. Ms. Chauhan was elected to serve as Trustee of the Trust in October 2022.
In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds.
REMUNERATION OF THE TRUSTEES AND OFFICERS
No officer, director or employee of the Adviser, its parent or subsidiaries receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust, SSGA Active Trust and SPDR Index Shares Funds (together with the Trust, the “Trusts”) pay, in the aggregate, each Trustee (other than Ms. Chauhan) an annual fee of $300,000 plus $10,000 per in-person meeting attended and $2,500 for each telephonic or video conference meeting attended.  The Chairman of the Board receives an additional annual fee of $115,000 (prior to January 1, 2023, $75,000) and the Chairman of the Audit Committee receives an additional annual fee of $40,000 (prior to January 1, 2023, $30,000). The Trusts also reimburse each Trustee (other than Ms. Chauhan) for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings and in connection with attending industry seminars and meetings. Trustee fees are allocated between the Trusts and each of their respective series in such a manner as deemed equitable, taking into consideration the relative net assets of the series.
27

The table below shows the compensation that the Trustees received during the Trust's fiscal year ended June 30, 2023.
Name of Trustee	Aggregate Compensation from the Trust(1)	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex Paid to Trustees(1)
Independent Trustees:
Carl G. Verboncoeur	$375,889	N/A	N/A	$457,500
Dwight D. Churchill	$326,531	N/A	N/A	$397,500
Clare S. Richer	$293,641	N/A	N/A	$357,500
Sandra G. Sponem	$297,757	N/A	N/A	$362,500
Carolyn M. Clancy(2)	$205,493	N/A	N/A	$250,000
Kristi L. Rowsell(3)	$179,653	N/A	N/A	$218,625
Interested Trustees:
James E. Ross	$297,757	N/A	N/A	$362,500
Gunjan Chauhan(4)	N/A	N/A	N/A	N/A
(1)
The Fund Complex includes SPDR Series Trust, SSGA Active Trust and SPDR Index Shares Funds.
(2)
Trustee was elected to the Board as of October 20, 2022. During the fiscal year ended June 30, 2023, Ms. Clancy received $60,433 from the Fund Complex ($50,453 from the Trust) for her service as a consultant to the Independent Trustees of the Board.
(3)
Trustee was elected to the Board as of October 20, 2022. During the fiscal year ended June 30, 2023, Ms. Rowsell received $96,683 from the Fund Complex ($79,779 from the Trust) for her service as a consultant to the Independent Trustees of the Board.
(4)
Not compensated by the Trust due to Ms. Chauhan's position with an affiliate of the Adviser.
STANDING COMMITTEES
Audit Committee: The Board has an Audit Committee consisting of Messrs. Verboncoeur and Churchill and Mses. Clancy, Richer, Rowsell and Sponem, each of whom is an Independent Trustee. Mr. Churchill serves as Chairman. The Audit Committee meets with the Trust's independent auditors to review and approve the scope and results of their professional services; to review the procedures for evaluating the adequacy of the Trust's accounting controls; to consider the range of audit fees; and to make recommendations to the Board regarding the engagement of the Trust's independent auditors. The Audit Committee met four (4) times during the fiscal year ended June 30, 2023.
Trustee Committee: The Board has established a Trustee Committee consisting of Messrs. Verboncoeur and Churchill and Mses. Clancy, Richer, Rowsell and Sponem, each of whom is an Independent Trustee. Mr. Verboncoeur serves as Chairman. The responsibilities of the Trustee Committee are to: 1) nominate Independent Trustees; 2) review on a periodic basis the governance structures and procedures of the Funds; 3) review proposed resolutions and conflicts of interest that may arise in the business of the Funds and may have an impact on the investors of the Funds; 4) select any independent counsel of the independent trustees as well as make determinations as to that counsel's independence; 5) review matters that are referred to the Committee by the Chief Legal Officer or other counsel to the Trust; and 6) provide general oversight of the Funds on behalf of the investors of the Funds. The Trustee Committee does not have specific procedures in place with respect to the consideration of nominees recommended by security holders, but may consider such nominees in the event that one is recommended. The Trustee Committee met four (4) times during the fiscal year ended June 30, 2023.
OWNERSHIP OF FUND SHARES
As of December 31, 2022, neither the Independent Trustees nor their immediate family members owned beneficially or of record any securities in the Adviser, Principal Underwriter or any person directly or indirectly controlling, controlled by, or under common control with the Adviser or Principal Underwriter.
28

The following table shows, as of December 31, 2022, the amount of equity securities beneficially owned by the Trustees in the Trust.
Name of Trustee	Fund	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Independent Trustees:
Carl G. Verboncoeur	SPDR S&P Dividend ETF	$10,001 - $50,000	$50,001 - $100,000
	SPDR S&P Kensho New Economies Composite ETF	$10,001 - $50,000
	SPDR S&P 600 Small Cap Value ETF	$10,001 - $50,000
Dwight D. Churchill	SPDR Nuveen Bloomberg High Yield Municipal Bond ETF	Over $100,000	Over $100,000
	SPDR Portfolio Intermediate Term Treasury ETF	Over $100,000
	SPDR Portfolio Short Term Corporate Bond ETF	Over $100,000
	SPDR S&P 500 ESG ETF	Over $100,000
Clare S. Richer	SPDR Portfolio S&P 500 Value ETF	Over $100,000	Over $100,000
	SPDR S&P Kensho New Economies Composite ETF	$50,001 - $100,000
Sandra G. Sponem	SPDR S&P Kensho New Economies Composite ETF	Over $100,000	Over $100,000
Carolyn M. Clancy	SPDR Portfolio S&P 500 Value ETF	Over $100,000	Over $100,000
	SPDR S&P Dividend ETF	$10,001-$50,000
Kristi L. Rowsell	SPDR Bloomberg 1-10 Yr TIPS ETF	$50,001-$100,000	Over $100,000
Interested Trustees:
James E. Ross	SPDR Dow Jones REIT ETF	$10,001 - $50,000	Over $100,000
	SPDR Nuveen Bloomberg High Yield Municipal Bond ETF	$50,001-$100,000
	SPDR Portfolio S&P 400 Mid Cap ETF	$10,001 - $50,000
	SPDR Portfolio S&P 500 ETF	Over $100,000
	SPDR S&P 400 Mid Cap Growth ETF	$50,001 - $100,000
	SPDR S&P 600 Small Cap Growth ETF	$10,001 - $50,000
	SPDR S&P Biotech ETF	$1 - $10,000
Gunjan Chauhan	None	None	None
CODES OF ETHICS
The Trust and the Adviser (which includes applicable reporting personnel of the Distributor) each have adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act, which is designed to prevent affiliated persons of the Trust, the Adviser and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to the Codes of Ethics). Each Code of Ethics permits personnel, subject to that Code of Ethics, to invest in securities for their personal investment accounts, subject to certain limitations, including securities that may be purchased or held by the Funds.
There can be no assurance that the Codes of Ethics will be effective in preventing such activities. Each Code of Ethics, filed as exhibits to this registration statement, may be examined at the office of the SEC in Washington, D.C. or on the Internet at the SEC's website at https://www.sec.gov.
PROXY VOTING POLICIES
The Board has delegated the responsibility to vote proxies on securities held by the Funds to the Adviser for all Funds, subject to certain exceptions. The Board has retained authority to vote proxies for certain bank and bank holding company securities (“Bank Securities”) that may be held by one or more Funds from time to time. The Board has adopted the Institutional Shareholder Services, Inc.'s (“ISS”) benchmark proxy voting policy with respect to voting such Bank Securities' proxies. The Board has retained this authority in order to permit the Adviser to utilize exemptions from limitations arising under the Bank Holding Company Act of 1956, as amended, that might otherwise prevent the Adviser from acquiring Bank Securities on behalf of a Fund. Each of the Trust's and the Adviser's proxy voting policy, and ISS' benchmark proxy voting policy is attached as an appendix to this SAI. Information regarding how a Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available: (1) without charge by calling 1-866-787-2257; (2) on the Funds' website at https://www.ssga.com/spdrs; and (3) on the SEC's website at https://www.sec.gov.
29

DISCLOSURE OF PORTFOLIO HOLDINGS POLICY
The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board must approve all material amendments to this policy. The Funds' portfolio holdings are publicly disseminated each day a Fund is open for business through financial reporting and news services including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of a Fund. The Trust, the Adviser or State Street will not disseminate non-public information concerning the Trust, except information may be made available prior to its public availability: (i) to a party for a legitimate business purpose related to the day-to-day operations of the Funds, including (a) a service provider, (b) the stock exchanges upon which an ETF is listed, (c) the NSCC, (d) the Depository Trust Company, and (e) financial data/research companies such as Morningstar, Bloomberg L.P., and Reuters, or (ii) to any other party for a legitimate business or regulatory purpose, upon waiver or exception, with the consent of an applicable Trust officer.
Investment Advisory and Other Services
THE INVESTMENT ADVISER
SSGA FM acts as investment adviser to the Trust and, subject to the oversight of the Board, is responsible for the investment management of each Fund. As of June 30, 2023, the Adviser managed approximately $849.53 billion in assets. The Adviser's principal address is One Iron Street, Boston, Massachusetts 02210. The Adviser, a Massachusetts corporation, is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. State Street Global Advisors (“SSGA”), consisting of the Adviser and other investment advisory affiliates of State Street Corporation, is the investment management arm of State Street Corporation.
The Adviser serves as investment adviser to each Fund pursuant to an investment advisory agreement (“Investment Advisory Agreement”) between the Trust and the Adviser. The Investment Advisory Agreement, with respect to each Fund, continues in effect for two years from its effective date, and thereafter is subject to annual approval by (1) the Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60 days' notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of a Fund's outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days' notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
Under the Investment Advisory Agreement, the Adviser, subject to the oversight of the Board and in conformity with the stated investment policies of each Fund, manages the investment of each Fund's assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund. Pursuant to the Investment Advisory Agreement, the Adviser is not liable for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.
A discussion regarding the basis for the Board's approval of the continuation of the Investment Advisory Agreement regarding the Funds is available in the Trust's Annual Report to Shareholders for the period ended June 30, 2023.
For the services provided to the Funds under the Investment Advisory Agreement, each Fund pays the Adviser monthly fees based on a percentage of each Fund's average daily net assets as set forth in each Fund's Prospectus. From time to time, the Adviser may waive all or a portion of its fee. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse expenses in an amount equal to any acquired fund fees and expenses (excluding holdings in acquired funds for cash management purposes, if any) for each Fund until October 31, 2024. This waiver and/or reimbursement does not provide for the recoupment by the Adviser of any amounts previously waived or reimbursed. The Adviser may continue the waiver and/or reimbursement from year to year, but there is no guarantee that the Adviser will do so and the waiver and/or reimbursement may be cancelled or modified at any time after October 31, 2024. This
30

waiver and/or reimbursement may not be terminated prior to October 31, 2024 except with the approval of the Board. The Adviser pays all expenses of each Fund other than the management fee, brokerage, taxes, interest, fees and expenses of the Independent Trustees (including any Trustee's counsel fees), acquired fund fees and expenses, litigation expenses and other extraordinary expenses.
For the past three fiscal years ended June 30, the Funds paid the following amounts to the Adviser:
Fund	2023	2022	2021
SPDR SSGA US Large Cap Low Volatility Index ETF	$782,591	$754,300	$706,464
SPDR SSGA US Small Cap Low Volatility Index ETF	$235,218	$253,339	$263,805
PORTFOLIO MANAGERS
The Adviser manages the Funds using a team of investment professionals. The professionals primarily responsible for the day-to-day portfolio management of each Fund are:
Portfolio Management Team	Fund
Karl Schneider and Juan Acevedo	SPDR SSGA US Large Cap Low Volatility Index ETF
Karl Schneider and John Law	SPDR SSGA US Small Cap Low Volatility Index ETF
The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts. The total number of accounts and assets have been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.
Other Accounts Managed as of June 30, 2023:
Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)*	Other Pooled Investment Vehicle Accounts	Assets Managed (billions)*	Other Accounts	Assets Managed (billions)*	Total Assets Managed (billions)
Karl Schneider	123	$938.20	365	$754.97	529	$516.38	$2,209.55
Juan Acevedo	123	$938.20	365	$754.97	529	$516.38	$2,209.55
John Law	123	$938.20	365	$754.97	529	$516.38	$2,209.55
*
There are no performance-based fees associated with these accounts.
None of the portfolio managers listed above beneficially owned Shares of the Funds as of June 30, 2023.
Conflicts of Interest. A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager's execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.
Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of a portfolio manager's responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager's accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally allocate to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.
A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees—the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-
31

based fee, as applicable. Another potential conflict may arise when the portfolio manager has a personal investment in one or more accounts that participate in transactions with other accounts. His or her personal investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation. With respect to conflicts arising from personal investments, all employees, including portfolio managers, must comply with personal trading controls established by each of the Adviser's and Trust's Code of Ethics.
SSGA's culture is complemented and reinforced by a total rewards strategy that is based on a pay for performance philosophy which seeks to offer a competitive pay mix of base salary, benefits, cash incentives and deferred compensation.
Salary is based on a number of factors, including external benchmarking data and market trends, and performance both at the business and individual level. SSGA's Global Human Resources department regularly participates in compensation surveys in order to provide SSGA with market-based compensation information that helps support individual pay decisions.
Additionally, subject to State Street and SSGA business results, an incentive pool is allocated to SSGA to reward its employees. The size of the incentive pool for most business units is based on the firm's overall profitability and other factors, including performance against risk-related goals. For most SSGA investment teams, SSGA recognizes and rewards performance by linking annual incentive decisions for investment teams to the firm's or business unit's profitability and business unit investment performance over a multi-year period.
Incentive pool funding for most active investment teams is driven in part by the post-tax investment performance of fund(s) managed by the team versus the return levels of the benchmark index(es) of the fund(s) on a one-, three- and, in some cases, five-year basis. For most active investment teams, a material portion of incentive compensation for senior staff is deferred over a four-year period into the SSGA Long-Term Incentive (“SSGA LTI”) program. For these teams, The SSGA LTI program indexes the performance of these deferred awards against the post-tax investment performance of fund(s) managed by the team. This is intended to align our investment team's compensation with client interests, both through annual incentive compensation awards and through the long-term value of deferred awards in the SSGA LTI program.
For the index equity investment team, incentive pool funding is driven in part by the post-tax 1 and 3-year tracking error of the funds managed by the team against the benchmark indexes of the funds.
The discretionary allocation of the incentive pool to the business units within SSGA is influenced by market-based compensation data, as well as the overall performance of each business unit. Individual compensation decisions are made by the employee's manager, in conjunction with the senior management of the employee's business unit. These decisions are based on the overall performance of the employee and, as mentioned above, on the performance of the firm and business unit. Depending on the job level, a portion of the annual incentive may be awarded in deferred compensation, which may include cash and/or Deferred Stock Awards (State Street stock), which typically vest over a four-year period. This helps to retain staff and further aligns SSGA employees' interests with SSGA clients' and shareholders' long-term interests.
SSGA recognizes and rewards outstanding performance by:
•Promoting employee ownership to connect employees directly to the company's success.
•Using rewards to reinforce mission, vision, values and business strategy.
•Seeking to recognize and preserve the firm's unique culture and team orientation.
•Providing all employees the opportunity to share in the success of SSGA.
THE ADMINISTRATOR, SUB-ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT
Administrator: SSGA FM serves as the administrator to each series of the Trust, pursuant to an Administration Agreement dated June 1, 2015 (the “SSGA Administration Agreement”). Pursuant to the SSGA Administration Agreement, SSGA FM is obligated to continuously provide business management services to the Trust and its series and will generally, subject to the general oversight of the Trustees and except as otherwise provided in the SSGA Administration Agreement, manage all of the business and affairs of the Trust.
32

Sub-Administrator, Custodian and Transfer Agent: State Street serves as the sub-administrator to each series of the Trust, pursuant to a Sub-Administration Agreement dated June 1, 2015 (the “Sub-Administration Agreement”). Under the Sub-Administration Agreement, State Street is obligated to provide certain sub-administrative services to the Trust and its series. State Street is a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company, and is affiliated with the Adviser. State Street's mailing address is One Congress Street, Boston, Massachusetts 02114.
State Street also serves as Custodian for the Trust's series pursuant to a custodian agreement (“Custodian Agreement”). As Custodian, State Street holds Fund assets, calculates the net asset value of the Shares and calculates net income and realized capital gains or losses. State Street and the Trust will comply with the self-custodian provisions of Rule 17f-2 under the 1940 Act.
State Street also serves as Transfer Agent for each series of the Trust pursuant to a transfer agency agreement (“Transfer Agency Agreement”).
Compensation: As compensation for its services provided under the SSGA Administration Agreement, SSGA FM shall receive fees for the services, calculated based on the average aggregate net assets of the Trust and SIS, which are accrued daily and paid monthly out of its management fee.
As compensation for its services under the Sub-Administration Agreement, Custodian Agreement and Transfer Agency Agreement, State Street shall receive a fee for the services, calculated based on the average aggregate net assets of the Trust and SIS, which are accrued daily and paid monthly by the Adviser from its management fee. For each series of the Trust and SIS, an annual minimum fee applies. In addition, State Street shall receive global safekeeping and transaction fees, which are calculated on a per-country basis, in-kind creation (purchase) and redemption transaction fees (as described below) and revenue on certain cash balances. State Street may be reimbursed for its out-of-pocket expenses. The Investment Advisory Agreement provides that the Adviser will pay certain operating expenses of the Trust, including the fees due to State Street under the Custodian Agreement and the Transfer Agency Agreement.
Additional Sub-Administration Services: Also under the Sub-Administration Agreement, State Street receives an annual per Fund fee for certain services required in the preparation (including preparing a schedule of quarterly portfolio investments) and filing of Form N-PORT and Form N-CEN with the SEC (“N-PORT Related Services”). Additionally, State Street receives an annual per Fund fee for services regarding certain liquidity analytics (“Liquidity Risk Measurement Services”) under the Sub-Administration Agreement. N-PORT Related Services and Liquidity Risk Measurement Services fees are paid by the Adviser from its management fee.
SECURITIES LENDING ACTIVITIES
The Trust's Board has approved each Fund's participation in a securities lending program. Under the securities lending program, each Fund has retained State Street to serve as the securities lending agent.
33

For the fiscal year ended June 30, 2023, the income earned by each Fund as well as the fees and/or compensation paid by each Fund (in dollars) pursuant to the Master Amended and Restated Securities Lending Authorization Agreement among SPDR Series Trust, SPDR Index Shares Funds and SSGA Active Trust, each on behalf of its respective series, and State Street (the “Securities Lending Authorization Agreement”) were as follows:
	Gross income earned by the Fund from securities lending activities	Fees and/or compensation paid by the Fund for securities lending activities and related services						Aggregate fees and/or compensation paid by the Fund for securities lending activities and related services	Net income from securities lending activities
		Fees paid to State Street from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	Admini- strative fees not included in a revenue split	Indemnifi- cation fees not included in a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split
SPDR SSGA US Large Cap Low Volatility Index ETF	$19,234	$1,023	$92	$0	$0	$8,948	$0	$10,062	$9,172
SPDR SSGA US Small Cap Low Volatility Index ETF	$170,989	$5,306	$1,481	$0	$0	$122,249	$0	$129,036	$41,953
For the fiscal year ended June 30, 2023, State Street, acting as agent of the Funds, provided the following services to the Funds in connection with the Funds' securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) causing the delivery of loaned securities from a Fund to borrowers; (iii) monitoring the value of loaned securities, the value of collateral received, and other lending parameters; (iv) seeking additional collateral, as necessary, from borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Funds; (vi) returning collateral to borrowers; (vii) facilitating substitute dividend, interest, and other distribution payments to the Funds from borrowers; (viii) negotiating the terms of each loan of securities, including but not limited to the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements of the Funds' Securities Lending Authorization Agreement; (ix) selecting securities, including amounts (percentages), to be loaned; (x) recordkeeping and accounting services; and (xi) arranging for return of loaned securities to a Fund in accordance with the terms of the Securities Lending Authorization Agreement.
THE DISTRIBUTOR
State Street Global Advisors Funds Distributors, LLC is the principal underwriter and Distributor of Shares. Its principal address is One Iron Street, Boston, Massachusetts 02210. Investor information can be obtained by calling 1-866-787-2257. The Distributor has entered into a distribution agreement (“Distribution Agreement”) with the Trust pursuant to which it distributes Shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described in the Prospectus and below under “PURCHASE AND REDEMPTION OF CREATION UNITS.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust. An affiliate of the Distributor may assist Authorized Participants (as defined below) in assembling shares to purchase Creation Units or upon redemption, for which it may receive commissions or other fees from such Authorized Participants. An affiliate of the Distributor also receives compensation from State Street for providing on-line creation and redemption functionality to Authorized Participants through its Fund Connect application.
34

The Adviser or Distributor, or an affiliate of the Adviser or Distributor, may directly or indirectly make cash payments to certain broker-dealers for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange-traded products, including the SPDR funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems.
In addition, as of the date of this SAI, the Adviser and/or Distributor had arrangements whereby they may make payments, other than for the educational programs and marketing activities described above, to Pershing LLC (“Pershing”), RBC Capital Markets, LLC (“RBC”), LPL Financial, LLC (“LPL”), and Morgan Stanley Wealth Management, LLC. These amounts, which may be significant, are paid by the Adviser and/or Distributor from their own resources and not from Fund assets. Pursuant to these arrangements, Pershing, RBC and LPL have agreed to offer certain SPDR funds to their customers and not to charge certain of their customers any commissions when those customers purchase or sell shares of certain SPDR funds. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker dealer or intermediary and its clients.
In addition, the Adviser or Distributor, or an affiliate of the Adviser or Distributor, as well as an index provider that is not affiliated with the Adviser or Distributor, may reimburse expenses or make payments from their own assets to other persons in consideration of services, provision of data, or other activities that they believe may benefit the SPDR business or facilitate investment in SPDR funds.
The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, as to a Fund: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days' written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).
The continuation of the Distribution Agreement and any other related agreements is subject to annual approval of the Board, including by a majority of the Independent Trustees, as described above.
The allocation among the Trust's series of fees and expenses payable under the Distribution Agreement will be made pro rata in accordance with the daily net assets of the respective series.
The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Unit aggregations of Shares. Such Soliciting Dealers may also be Participating Parties (as defined in the “Book Entry Only System” section below) and/or DTC Participants (as defined below).
Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor, and may indemnify Soliciting Dealers and Authorized Participants (as described below) entering into agreements with the Distributor, for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under the Distribution Agreement or other agreement, as applicable.
Brokerage Transactions
All portfolio transactions are placed on behalf of the Funds by the Adviser. Purchases and sales of securities on a securities exchange are affected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over-the-counter orders (e.g., fixed income securities) because the Funds pay a spread which is included in the cost of the security and represents the difference between the dealer's quoted price at which it is willing to sell the security and the dealer's quoted price at which it is willing to buy the security. When a Fund executes an over-the-counter order with an electronic communications network or an alternative trading system, a commission is charged by such electronic communications networks and alternative trading systems as they execute such orders on an agency basis. Securities may be purchased from underwriters at prices that include underwriting fees.
In placing a portfolio transaction, the Adviser seeks to achieve best execution. The Adviser's duty to seek best execution requires the Adviser to take reasonable steps to obtain for the client as favorable an overall result as possible for Fund portfolio transactions under the circumstances, taking into account various factors that are relevant to the particular transaction.
35

The Adviser refers to and selects from the list of approved trading counterparties maintained by the Adviser's Credit Risk Management team. In selecting a trading counterparty for a particular trade, the Adviser seeks to weigh relevant factors including, but not limited to the following:
•Prompt and reliable execution;
•The competitiveness of commission rates and spreads, if applicable;
•The financial strength, stability and/or reputation of the trading counterparty;
•The willingness and ability of the executing trading counterparty to execute transactions (and commit capital) of size in liquid and illiquid markets without disrupting the market for the security;
•Local laws, regulations or restrictions;
•The ability of the trading counterparty to maintain confidentiality;
•The availability and capability of execution venues, including electronic communications networks for trading and execution management systems made available to Adviser;
•Market share;
•Liquidity;
•Price;
•Execution related costs;
•History of execution of orders;
•Likelihood of execution and settlement;
•Order size and nature;
•Clearance and settlement capabilities, especially in high volatility market environments;
•Availability of lendable securities;
•Sophistication of the trading counterparty's trading capabilities and infrastructure/facilities;
•The operational efficiency with which transactions are processed and cleared, taking into account the order size and complexity;
•Speed and responsiveness to the Adviser;
•Access to secondary markets;
•Counterparty exposure; and
•Depending upon the circumstances, the Adviser may take other relevant factors into account if the Adviser believes that these are important in taking all sufficient steps to obtain the best possible result for execution of the order.
In selecting a trading counterparty, the price of the transaction and costs related to the execution of the transaction typically merit a high relative importance, depending on the circumstances. The Adviser does not necessarily select a trading counterparty based upon price and costs but may take other relevant factors into account if it believes that these are important in taking reasonable steps to obtain the best possible result for a Fund under the circumstances. Consequently, the Adviser may cause a client to pay a trading counterparty more than another trading counterparty might have charged for the same transaction in recognition of the value and quality of the brokerage services provided. The following matters may influence the relative importance that the Adviser places upon the relevant factors:
(i)
The nature and characteristics of the order or transaction. For example, size of order, market impact of order, limits, or other instructions relating to the order;
(ii)
The characteristics of the financial instrument(s) or other assets which are the subject of that order. For example, whether the order pertains to an equity, fixed income, derivative or convertible instrument;
(iii)
The characteristics of the execution venues to which that order can be directed, if relevant. For example, availability and capabilities of electronic trading systems;
(iv)
Whether the transaction is a ‘delivery versus payment' or ‘over-the-counter' transaction. The creditworthiness of the trading counterparty, the amount of existing exposure to a trading counterparty and trading counterparty settlement capabilities may be given a higher relative importance in the case of ‘over-the-counter' transactions; and/or
36

(v)
Any other circumstances that the Adviser believes are relevant at the time.
The process by which trading counterparties are selected to effect transactions is designed to exclude consideration of the sales efforts conducted by broker-dealers in relation to the Funds.
The Adviser does not currently use the Funds' assets in connection with third-party soft dollar arrangements. While the Adviser does not currently use “soft” or commission dollars paid by the Funds for the purchase of third-party research, the Adviser reserves the right to do so in the future.
The table below shows the aggregate dollar amount of brokerage commissions paid by the Funds for the past three fiscal years ended June 30. None of the brokerage commissions paid were paid to affiliated brokers. Brokerage commissions paid by a Fund may be substantially different from year to year for multiple reasons, including market volatility, the demand for a particular Fund, or increases or decreases in trading volume.
Fund	2023	2022	2021
SPDR SSGA US Large Cap Low Volatility Index ETF	$9,756	$20,427	$37,754
SPDR SSGA US Small Cap Low Volatility Index ETF	$12,193	$19,569	$68,810
Securities of “Regular Broker-Dealers”: The Trust is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust's portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust's shares.
The Trust's holdings in Securities of Regular Broker-Dealers as of June 30, 2023:
J.P. Morgan Securities LLC	$762,304,001
BofA Securities, Inc.	$497,352,020
Morgan Stanley & Co. LLC	$275,425,249
Citigroup Global Markets Inc.	$255,451,098
Goldman Sachs & Co. LLC	$186,802,589
Wells Fargo Securities, LLC	$44,140,345
Piper Sandler & Co.	$9,620,046
Virtu Americas LLC	$2,853,706
Santander Securities LLC	$1,274,430
BNP Paribas Securities Corp.	$1,131,679
Portfolio Turnover: Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses or transaction costs. The overall reasonableness of brokerage commissions and transaction costs is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions and transaction costs paid by other institutional investors for comparable services.
Book Entry Only System
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “ADDITIONAL PURCHASE AND SALE INFORMATION.”
The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of each Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for Shares.
DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).
37

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust, either directly or through a third party service, shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust, either directly or through a third party service, shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant and/or third party service a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.
DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.
Control Persons and Principal Holders of Securities
Although the Funds do not have information concerning their beneficial ownership held in the names of DTC Participants, as of October 13, 2023, the names, addresses and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding Shares of the Funds were as follows:
Fund	Name and Address	% Ownership
SPDR SSGA US LARGE CAP LOW VOLATILITY INDEX ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	51.04%
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	13.43%
	National Financial Services Corporation 499 Washington Blvd Jersey City, NJ 07310	10.67%
38

Fund	Name and Address	% Ownership
	Wells Fargo Clearing Services, LLC 1 North Jefferson Avenue St. Louis, MO 63103	5.06%
SPDR SSGA US SMALL CAP LOW VOLATILITY INDEX ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	55.45%
	National Financial Services Corporation 499 Washington Blvd Jersey City, NJ 07310	11.40%
	LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121	6.27%
	American Enterprise Investment Services, Inc. 707 2nd Avenue South Minneapolis, MN 55402	5.81%
An Authorized Participant (as defined below) may hold of record more than 25% of the outstanding Shares of a Fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of a Fund, may be affiliated with an index provider, may be deemed to have control of the applicable Fund and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the Fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or another affiliate of State Street (the “Agent”) power to vote or abstain from voting such Authorized Participant's beneficially or legally owned Shares of a Fund. In such cases, the Agent shall mirror vote (or abstain from voting) such Shares in the same proportion as all other beneficial owners of the Fund.
As of October 13, 2023, to the knowledge of the Trust, the following persons held of record or beneficially through one or more accounts 25% or more of the outstanding Shares of the Funds.
Fund	Name and Address	% Ownership
SPDR SSGA US LARGE CAP LOW VOLATILITY INDEX ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	51.04%
SPDR SSGA US SMALL CAP LOW VOLATILITY INDEX ETF	Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	55.45%
The Trustees and Officers of the Trust, as a group, own less than 1% of the Trust's voting securities as of the date of this SAI.
Purchase and Redemption of Creation Units
Each Fund issues and redeems its Shares on a continuous basis, at net asset value, only in a large specified number of Shares called a “Creation Unit.” The value of each Fund is determined once each business day, as described under “Determination of Net Asset Value.” The Creation Unit size for a Fund may change. Authorized Participants (as defined below) will be notified of such change. The principal consideration for creations and redemptions for each Fund is in-kind, although this may be revised at any time without notice.
PURCHASE (CREATION)
The Trust issues and sells Shares of each Fund only: in Creation Units on a continuous basis through the Principal Underwriter, without a sales load (but subject to transaction fees), at their NAV per share next determined after receipt of an order, on any Business Day (as defined below), in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). A “Business Day” with respect to a Fund is, generally, any day on which the NYSE is open for business.
39

FUND DEPOSIT
The consideration for purchase of a Creation Unit of a Fund generally consists of either (i) the Deposit Securities and the Cash Component (defined below), computed as described below or (ii) the cash value of the Deposit Securities and “Cash Component,” computed as described below. When accepting purchases of Creation Units for cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.
Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The “Cash Component” which may include a Dividend Equivalent Payment, is an amount equal to the difference between the net asset value of the Shares (per Creation Unit) and the market value of the Deposit Securities or Deposit Cash, as applicable. The “Dividend Equivalent Payment” enables a Fund to make a complete distribution of dividends on the day preceding the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the portfolio securities of the Fund (“Dividend Securities”) with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Dividend Securities had been held by the Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the day preceding the next ex-dividend date. If the Cash Component is a positive number (i.e., the net asset value per Creation Unit exceeds the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the net asset value per Creation Unit is less than the market value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the market value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).
The Custodian, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current standard Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such standard Fund Deposit is subject to any applicable adjustments as described below, in order to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.
The identity and number of shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for a Fund may be changed from time to time with a view to the investment objective of the Fund. Information regarding the Fund Deposit necessary for the purchase of a Creation Unit is made available to Authorized Participants and other market participants seeking to transact in Creation Unit aggregations.
As noted above, the Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities or the Federal Reserve System for U.S. Treasury securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws, or (v) in certain other situations (collectively, “non-standard orders”). The Trust also reserves the right to: (i) permit or require the substitution of Deposit Securities in lieu of Deposit Cash; and (ii) include or remove Deposit Securities from the basket in anticipation of portfolio changes. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the subject Index being tracked by the relevant Fund or resulting from certain corporate actions.
PROCEDURES FOR PURCHASE OF CREATION UNITS
To be eligible to place orders with the Principal Underwriter, as facilitated via the Transfer Agent, to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “BOOK ENTRY ONLY SYSTEM”). In addition, each Participating Party or DTC
40

Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Principal Underwriter and the Transfer Agent, and that has been accepted by the Trust, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below) and any other applicable fees, taxes and additional variable charge.
All orders to purchase Shares directly from a Fund, including non-standard orders, must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or the applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”
An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.
On days when the Exchange or the bond markets close earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund's investments are primarily traded is closed, the Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order by the cut-off time. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.
Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash and U.S. government securities), or through DTC (for corporate securities and municipal securities), through a subcustody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of a Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. The Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of a Fund or its agents by no later than the Settlement Date. The “Settlement Date” for a Fund is generally the second Business Day (“T+2”) after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.
The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions), with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.
41

ISSUANCE OF A CREATION UNIT
Except as provided herein, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Principal Underwriter and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units.
In instances where the Trust accepts Deposit Securities for the purchase of a Creation Unit, the Creation Unit may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the net asset value of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the market value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a general non-interest bearing collateral account. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily marked to market value of the missing Deposit Securities. The Trust may use such Additional Cash Deposit to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for all costs, expenses, dividends, income and taxes associated with missing Deposit Securities, including the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Principal Underwriter plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee as set forth below under “Creation Transaction Fees” will be charged in all cases and an additional variable charge may also be applied. The delivery of Creation Units so created generally will occur no later than the Settlement Date.
ACCEPTANCE OF ORDERS OF CREATION UNITS
The Trust reserves the right to reject an order for Creation Units transmitted in respect of a Fund at its discretion, including, without limitation, if (a) the order is not in proper form or the Deposit Securities delivered do not consist of the securities that the Custodian specified; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent, the Distributor and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Principal Underwriter, the Custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Trust or its agents shall communicate to the Authorized Participant its rejection of an order. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Principal Underwriter shall not be liable for the rejection of any purchase order for Creation Units. Given the importance of the ongoing issuance of Creation Units to maintaining a market price that is at or close to the underlying net asset value of the Fund, the Trust does not intend to suspend acceptance of orders for Creation Units.
All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.
42

REDEMPTION
Shares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
With respect to each Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each Business Day, the list of the names and share quantities of securities designated by the Fund that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Redemption Securities”). Redemption Securities received on redemption may not be identical to Deposit Securities. The identity and number of shares of the Redemption Securities or the Cash Redemption Amount (defined below) may be changed from time to time with a view to the investment objective of a Fund.
Redemption proceeds for a Creation Unit are paid either in-kind or in cash or a combination thereof, as determined by the Trust. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Redemption Securities plus cash in an amount equal to the difference between the net asset value of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Redemption Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee and any applicable additional variable charge as set forth below. In the event that the Redemption Securities have a value greater than the net asset value of the Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing: (i) the Trust will substitute a cash in lieu amount to replace any Fund Security that is a TBA transaction and the amount of cash paid out in such cases will be equivalent to the value of the TBA transaction listed as a Fund Security and (ii) at the Trust's discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Redemption Securities.
PROCEDURES FOR REDEMPTION OF CREATION UNITS
After the Trust has deemed an order for redemption received, the Trust will initiate procedures to transfer the requisite Redemption Securities and the Cash Redemption Amount to the Authorized Participant by the Settlement Date. With respect to in-kind redemptions of a Fund, the calculation of the value of the Redemption Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under “Determination of Net Asset Value”, computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Principal Underwriter by a DTC Participant by the specified time on the Order Placement Date, and the requisite number of Shares of a Fund are delivered to the Custodian prior to 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, then the value of the Redemption Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Order Placement Date. If the requisite number of Shares of the Fund are not delivered by 2:00 p.m. or 3:00 p.m. Eastern time (per applicable instructions) on the Settlement Date, the Fund will not release the underlying securities for delivery unless collateral is posted in such percentage amount of missing Shares as set forth in the Participant Agreement (marked to market daily).
With respect to in-kind redemptions of a Fund, in connection with taking delivery of shares of Redemption Securities upon redemption of Creation Units, an Authorized Participant must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Redemption Securities are customarily traded (or such other arrangements as allowed by the Trust or its agents), to which account such Redemption Securities will be delivered. Deliveries of redemption proceeds generally will be made within two Business Days of the trade date. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than two Business Days, after the day on which the redemption request is received in proper form. If the Authorized Participant has not made appropriate arrangements to take delivery of the Redemption Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the Authorized Participant will be required to receive its redemption proceeds in cash.
43

If it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Redemption Securities, the Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust's brokerage and other transaction costs associated with the disposition of Redemption Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Redemption Securities but does not differ in net asset value.
An Authorized Participant submitting a redemption request is deemed to represent to the Trust that, as of the close of the Business Day on which the redemption request was submitted, it (or its client) will own (within the meaning of Rule 200 of Regulation SHO) or has arranged to borrow for delivery to the Trust on or prior to the Settlement Date of the redemption request, the requisite number of Shares of the relevant Fund to be redeemed as a Creation Unit. In either case, the Authorized Participant is deemed to acknowledge that: (i) it (or its client) has full legal authority and legal right to tender for redemption the requisite number of Shares of the applicable Fund and to receive the entire proceeds of the redemption; and (ii) if such Shares submitted for redemption have been loaned or pledged to another party or are the subject of a repurchase agreement, securities lending agreement or any other arrangement affecting legal or beneficial ownership of such Shares being tendered, there are no restrictions precluding the tender and delivery of such Shares (including borrowed shares, if any) for redemption, free and clear of liens, on the redemption Settlement Date. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from a Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.
Redemptions of Shares for Redemption Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Redemption Securities upon redemptions or could not do so without first registering the Redemption Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Redemption Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Redemption Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status in order to receive Redemption Securities.
The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
REQUIRED EARLY ACCEPTANCE OF ORDERS
Notwithstanding the foregoing, as described in the Participant Agreement and/or applicable order form, certain series of the Trust may require orders to be placed prior to the trade date, as described in the Participant Agreement or the applicable order form, in order to receive the trade date's net asset value. The cut-off time to receive the trade date's net asset value will not precede the calculation of the net asset value of a Fund's shares on the prior Business Day. Orders to purchase shares of such funds that are submitted on the Business Day immediately preceding a holiday or a day (other than a weekend) that the equity markets in the relevant foreign market are closed may not be accepted. Authorized Participants may be notified that the cut-off time for an order may be earlier on a particular Business Day, as described in the Participant Agreement and the applicable order form.
44

CREATION AND REDEMPTION TRANSACTION FEES
A transaction fee, as set forth in the table below, is imposed for the transfer and other transaction costs associated with the purchase or redemption of Creation Units, as applicable. Authorized Participants will be required to pay a fixed creation transaction fee and/or a fixed redemption transaction fee, as applicable, on a given day regardless of the number of Creation Units created or redeemed on that day. A Fund may adjust the transaction fee from time to time. An additional charge or a variable charge (discussed below) will be applied to certain creation and redemption transactions, including non-standard orders and whole or partial cash purchases or redemptions. With respect to creation orders, Authorized Participants are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust and with respect to redemption orders, Authorized Participants are responsible for the costs of transferring the Redemption Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may also be charged a fee for such services.
Creation and Redemption Transaction Fees:
Fund	Transaction Fee*, **	Maximum Transaction Fee*, **
SPDR SSGA US Large Cap Low Volatility Index ETF	$250	$1,000
SPDR SSGA US Small Cap Low Volatility Index ETF	$300	$1,200
*
From time to time, a Fund may waive all or a portion of its applicable transaction fee(s). An additional charge of up to three (3) times the standard transaction fee may be charged to the extent a transaction is outside of the clearing process.
**
In addition to the transaction fees listed above, the Funds may charge an additional variable fee for creations and redemptions in cash to offset brokerage and impact expenses associated with the cash transaction. The variable transaction fee will be calculated based on historical transaction cost data and the Adviser's view of current market conditions; however, the actual variable fee charged for a given transaction may be lower or higher than the trading expenses incurred by a Fund with respect to that transaction.
Determination of Net Asset Value
The following information supplements and should be read in conjunction with the sections in the Prospectus entitled “PURCHASE AND SALE INFORMATION” and “ADDITIONAL PURCHASE AND SALE INFORMATION.”
NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is calculated by State Street and determined once daily as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) on each day that such exchange is open. Creation/redemption order cut-off times may be earlier on any day that the Securities Industry and Financial Markets Association (or applicable exchange or market on which a Fund's investments are traded) announces an early closing time. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at market rates on the date of valuation (generally as of 4:00 p.m. London time) as quoted by one or more sources.
In calculating a Fund's net asset value per Share, the Fund's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer) or (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer). Each Fund relies on a third-party service provider for assistance with the daily calculation of the Fund's NAV. The third-party service provider, in turn, relies on other parties for certain pricing data and other inputs used in the calculation of the Fund's NAV. Therefore, each Fund is subject to certain operational risks associated with reliance on its service provider and that service provider's sources of pricing and other data. NAV calculation may be adversely affected by operational risks arising from factors such as errors or failures in systems and technology. Such errors or failures may result in inaccurately calculated NAVs, delays in the calculation of NAVs and/or the inability to calculate NAV over extended time periods. A Fund may be unable to recover any losses associated with such failures. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. Each Fund may use various pricing services, or discontinue the use of any pricing service. Fixed-income assets are generally valued as of the announced closing time for trading in fixed-income instruments in a particular market or exchange, and generally 4:00 p.m. EST for U.S. fixed-income assets. Fixed-income assets are generally valued at the mean of the bid and ask prices for bank loans and inflation protected securities, and at the bid price for all other fixed-income assets.
45

Pursuant to Board approved valuation procedures, the Board has designated the Adviser as the valuation designee for each Fund. These procedures address, among other things, (i) determining (a) when market quotations are not readily available or reliable and (b) the methodologies to be used for determining the fair value of investments, and (ii) the use and oversight of third-party pricing services for fair valuation. The Adviser is responsible for periodically reviewing the procedures, and the selected methodologies used, for their continuing appropriateness and accuracy, and making any changes or adjustments to the procedures and methodologies as appropriate.
In the event that current market valuations are not readily available or are deemed unreliable, the Trust's procedures require the Adviser to determine a security's fair value. In determining a fair value, the Adviser may consider, among other things, (i) price comparisons among multiple sources, (ii) a review of corporate actions and news events, and (iii) a review of relevant financial indicators (e.g., movement in interest rates, market indices, and prices from a Fund's index provider).
In these cases, a Fund's net asset value may reflect certain portfolio securities' fair values rather than their market prices. The fair value of a portfolio instrument is generally the price which a Fund might reasonably expect to receive upon its current sale in an orderly market between market participants. Ascertaining fair value requires a determination of the amount that an arm's-length buyer, under the circumstances, would currently pay for the portfolio instrument. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund's net asset value and the prices used by the Index. This may result in a difference between a Fund's performance and the performance of the Index.
Dividends and Distributions
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “DISTRIBUTIONS.”
GENERAL POLICIES
Dividends from net investment income, if any, are generally declared and paid quarterly by each Fund, but may vary significantly from period to period. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for a Fund to improve index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act.
Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.
Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve a Fund's eligibility for treatment as a RIC under the Internal Revenue Code or to avoid imposition of income or excise taxes at the Fund level.
DIVIDEND REINVESTMENT
Broker dealers, at their own discretion, may offer a dividend reinvestment service under which Shares are purchased in the secondary market at current market prices. Investors should consult their broker dealer for further information regarding any dividend reinvestment service offered by such broker dealer.
Taxes
The following is a summary of certain federal income tax considerations generally affecting the Funds and their shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.
The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
46

The following information should be read in conjunction with the section in the Prospectus entitled “ADDITIONAL TAX INFORMATION.”
TAXATION OF THE FUNDS
Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one series of the Trust do not offset gains in any other series of the Trust and the requirements (other than certain organizational requirements) for qualifying for treatment as a RIC are determined at the Fund level rather than at the Trust level. Each Fund has elected or will elect and intends to qualify each year to be treated as a separate RIC under Subchapter M of the Internal Revenue Code. As such, each Fund should not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to qualify for treatment as a RIC, a Fund must distribute annually to its shareholders at least the sum of 90% of its taxable net investment income (generally including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (ii) at the end of each quarter of a Fund's taxable year, its assets must be diversified so that (a) at least 50% of the market value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers that it controls and that are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).
If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where the Fund corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, a Fund may be required to dispose of certain assets. If these relief provisions were not available to a Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at the applicable corporate rate without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, subject to the dividends-received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by noncorporate shareholders. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If a Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders.
As discussed more fully below, each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year.
If a Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. A Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of
47

the amount of undistributed net capital gain included in their respective income over their respective income tax credits. If a Fund failed to satisfy the Distribution Requirement for any taxable year, it would be taxed as a regular corporation, with consequences generally similar to those described in the preceding paragraph.
A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year, subject to an increase for any shortfall in the prior year's distribution. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.
A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.
Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC's net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, each Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to its shareholders. Generally, the Funds may not carry forward any losses other than net capital losses.
TAXATION OF SHAREHOLDERS—DISTRIBUTIONS
Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and any net capital gain (net recognized long-term capital gains in excess of net recognized short-term capital losses, taking into account any capital loss carryforwards). Each Fund will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends-received deduction, and the portion of dividends which may qualify for treatment as qualified dividend income.
Subject to certain limitations, dividends reported by a Fund as qualified dividend income will be taxable to noncorporate shareholders at reduced rates. Dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income includes, in general, subject to certain holding period requirements and other requirements, dividend income from certain U.S. and foreign corporations. Subject to certain limitations, eligible foreign corporations include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States and other foreign corporations if the stock with respect to which the dividends are paid is tradable on an established securities market in the United States. A dividend generally will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the stock on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the stock becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, for more than 90 days during the 181-day period beginning 90 days before such date, (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Internal Revenue Code. The holding period requirements described in this paragraph apply to the shareholders' investments in the Funds and to the Funds' investments in underlying dividend-paying stocks. Dividends treated as received by a Fund from a REIT or another RIC may be treated as qualified dividend income generally only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or RIC. It is expected that any dividends received by a Fund from a REIT and distributed by that Fund to a shareholder generally will be taxable to the shareholder as ordinary income. Additionally, income derived in connection with a Fund's securities lending activities will, in general, not be treated as qualified dividend income. If 95% or more of a Fund's gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, that Fund may report all distributions of such income as qualified dividend income.
Certain dividends received by a Fund from U.S. corporations (generally, dividends received by a Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged
48

position) when distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction generally available to corporations under the Internal Revenue Code. Dividends received by a Fund from REITs will not be eligible for that deduction. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends-received deduction with respect to those Shares. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its Shares may be reduced, for U.S. federal income tax purposes, by reason of “extraordinary dividends” received with respect to the Shares and, to the extent such basis would be reduced below zero, current recognition of income may be required.
Distributions from a Fund's net short-term capital gains will generally be taxable to shareholders as ordinary income. Distributions from a Fund's net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Long-term capital gains are generally taxed to noncorporate shareholders at reduced rates. Certain capital gain dividends attributable to dividends a Fund receives from REITs may be taxable to noncorporate shareholders at a rate other than the reduced rates generally applicable to long-term capital gains.
Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.
If a Fund's distributions exceed its earnings and profits, all or a portion of the distributions made in the taxable year may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder's cost basis and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder's basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder's Shares.
Under Section 163(j) of the Code, a taxpayer's business interest expense is generally deductible to the extent of its business interest income plus certain other amounts. If a Fund earns business interest income, it may report a portion of its dividends as “Section 163(j) interest dividends,” which its shareholders may be able to treat as business interest income for purposes of Section 163(j) of the Code. The Fund's “Section 163(j) interest dividend” for a tax year will be limited to the excess of its business interest income over the sum of its business interest expense and other deductions properly allocable to its business interest income. In general, a Fund's shareholders may treat a distribution reported as a Section 163(j) interest dividend as interest income only to the extent the distribution exceeds the sum of the portions of the distribution reported as other types of tax-favored income. To be eligible to treat a Section 163(j) interest dividend as interest income, a shareholder may need to meet certain holding period requirements in respect of Shares and must not have hedged its position in Shares in certain ways.
Distributions that are reinvested in additional Shares through the means of a dividend reinvestment service, if offered by your broker-dealer, will nevertheless be taxable dividends to the same extent as if such dividends had been received in cash.
A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends, and certain capital gains (generally including capital gain distributions and capital gains realized on the sale of Shares) are generally taken into account in computing a shareholder's net investment income.
Distributions of ordinary income and capital gains may also be subject to foreign, state and local taxes depending on a shareholder's circumstances.
49

TAXATION OF SHAREHOLDERS – SALE OF SHARES
In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A sale of Shares held for a period of one year or less at the time of such sale will, for tax purposes, generally result in short-term capital gains or losses, and a sale of those held for more than one year will generally result in long-term capital gains or losses. Long-term capital gains are generally taxed to noncorporate shareholders at reduced rates.
Gain or loss on the sale of Shares is measured by the difference between the amount received and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Shares.
A loss realized on a sale of Shares may be disallowed if substantially identical Shares are acquired (whether through the reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain (including any amounts credited to the shareholder as undistributed capital gains).
COST BASIS REPORTING
The cost basis of Shares acquired by purchase will generally be based on the amount paid for the Shares and then may be subsequently adjusted for other applicable transactions as required by the Internal Revenue Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale or exchange of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.
TAXATION OF FUND INVESTMENTS
Dividends and interest received by a Fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Funds do not expect to satisfy the requirements for passing through to its shareholders any share of any foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes and will not be entitled to a tax deduction or credit for such taxes on their own returns.
Certain of the Funds' investments may be subject to complex provisions of the Internal Revenue Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the character of gains and losses realized by a Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions to its shareholders in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes. The Funds intend to monitor their transactions, intend to make appropriate tax elections, and intend to make appropriate entries in their books and records in order to mitigate the effect of these rules and preserve the Funds' qualification for treatment as RICs.
Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that certain net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the Qualifying Income Requirement.
For tax years beginning after December 31, 2017 and before January 1, 2026, a noncorporate taxpayer is generally eligible for a deduction of up to 20% of the taxpayer's “qualified REIT dividends.” If a Fund receives dividends (other than capital gain dividends) in respect of U.S. REIT shares, the Fund may report its own dividends as eligible for the 20% deduction, to the extent the Fund's income is derived from such qualified REIT dividends, as reduced by allocable Fund
50

expenses. In order for a Fund's dividends to be eligible for this deduction when received by a noncorporate shareholder, the Fund must meet certain holding period requirements with respect to the U.S. REIT shares on which the Fund received the eligible dividends, and the noncorporate shareholder must meet certain holding period requirements with respect to the Shares.
TAX-EXEMPT SHAREHOLDERS
Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, a Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in a Fund where, for example, (i) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or (ii) Shares constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of section 514(b) of the Internal Revenue Code. Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing a Fund from holding investments in REITs that hold residual interests in REMICs, and a Fund may do so. The Internal Revenue Service (the “IRS”) has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.
Certain tax-exempt educational institutions will be subject to a 1.4% tax on net investment income. For these purposes, certain dividends and capital gain distributions, and certain gains from the disposition of Shares (among other categories of income), are generally taken into account in computing a shareholder's net investment income.
FOREIGN SHAREHOLDERS
Dividends, other than capital gains dividends, “short-term capital gain dividends” and “interest-related dividends” (described below), paid by a Fund to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law to the extent derived from investment income and short-term capital gain or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and the proper withholding form(s) to be submitted to a Fund. A non-U.S. shareholder who fails to provide an appropriate IRS Form W-8 may be subject to backup withholding at the appropriate rate.
Dividends reported by a Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund's “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund's “qualified short-term gain,” are generally exempt from this 30% withholding tax. “Qualified net interest income” is a Fund's net income derived from U.S. source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of a Fund's net short-term capital gain for the taxable year over its net long-term capital loss, if any. In the case of Shares held through an intermediary, the intermediary may withhold even if a Fund reports the payment as an interest-related dividend or as a short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.
Unless certain non-U.S. entities that hold Shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.
Non-U.S. persons are subject to U.S. tax on disposition of a “United States real property interest” (a “USRPI”). Gain on such a disposition is sometimes referred to as “FIRPTA gain”. The Internal Revenue Code provides a look-through rule for distributions of “FIRPTA gain” if certain requirements are met. If the look-through rule applies, certain distributions attributable to income treated as received by a Fund from REITs may be treated as gain from the disposition of a USRPI, causing distributions to be subject to U.S. withholding taxes, and requiring non-U.S. investors to file nonresident U.S. income tax returns. Also, FIRPTA gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is treated as a corporation for federal income tax purposes. Under certain circumstances, Shares may qualify as USRPIs, which could result in 15% withholding on certain distributions and gross redemption proceeds paid to certain non-U.S. investors.
51

BACKUP WITHHOLDING
A Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is currently 24%. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the U.S.
CREATION UNITS
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger's aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Any gain or loss realized upon a creation of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the securities exchanged therefor as capital assets, and otherwise will be ordinary income or loss. Similarly, any gain or loss realized upon a redemption of Creation Units will be treated as capital gain or loss if the Authorized Participant holds the Shares comprising the Creation Units as capital assets, and otherwise will be ordinary income or loss. Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year, and otherwise will be short-term capital gain or loss. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held for more than one year, and otherwise, will generally be short-term capital gain or loss. Any capital loss realized upon a redemption of Creation Units held for six (6) months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gains with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).
A Fund has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in any deposit securities different from the market value of such securities on the date of deposit. A Fund also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Shares so ordered, own 80% or more of the outstanding shares of the Fund, the purchaser (or a group of purchasers) may not recognize gain or loss upon the exchange of securities for Creation Units.
If a Fund redeems Creation Units in cash, it may bear additional costs and recognize more capital gains than it would if it redeems Creation Units in kind.
Persons purchasing or redeeming Creation Units should consult their own tax advisors with respect to the tax treatment of any creation or redemption transaction.
CERTAIN POTENTIAL TAX REPORTING REQUIREMENTS
Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS
52

may be subject to adverse tax consequences, including significant penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
Capital Stock and Other Securities
Each Fund issues Shares of beneficial interest, par value $.01 per Share. The Board may designate additional funds.
Each Share issued by the Trust has a pro rata interest in the assets of the corresponding series of the Trust. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to each Fund, and in the net distributable assets of each Fund on liquidation.
Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust (“Funds”) vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other Funds, that fund will vote separately on such matter. Under Massachusetts law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust (regardless of the fund) have noncumulative voting rights for the election of Trustees. Under Massachusetts law, Trustees of the Trust may be removed by vote of the shareholders.
Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Trust. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust, requires that Trust obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Trust's property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of each Fund's assets and operations, the risk to shareholders of personal liability is believed to be remote.
Shareholder inquiries may be made by writing to the Trust, c/o the Distributor, State Street Global Advisors Funds Distributors, LLC at One Iron Street, Boston, Massachusetts 02210.
Counsel and Independent Registered Public Accounting Firm
Morgan, Lewis & Bockius LLP, located at 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as counsel to the Trust. Ernst & Young LLP, located at 200 Clarendon Street, Boston, MA 02116, serves as the independent registered public accounting firm of the Trust. Ernst & Young LLP performs annual audits of the Funds' financial statements and provides other audit, tax and related services.
Local Market Holiday Schedules
The Trust generally intends to effect deliveries of portfolio securities on a basis of “T” plus two Business Days (i.e., days on which the NYSE is open) in the relevant foreign market of a Fund. The ability of the Trust to effect in-kind redemptions within two Business Days of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays on the relevant Business Days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in the United States, the redemption settlement cycle may be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within two Business Days.
53

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with local market holiday schedules, may require a delivery process longer than the standard settlement period. In certain circumstances during the calendar year, the settlement period may be greater than seven calendar days.
Financial Statements
The financial statements and financial highlights of the Funds that were operating during the year ended June 30, 2023, along with the Report of Ernst & Young LLP, the Trust's Independent Registered Public Accounting Firm, included in the Trust's Annual Reports to Shareholders on Form N-CSR under the 1940 Act, are incorporated by reference into this Statement of Additional Information.
54

Appendix A
SPDR® Series Trust
SPDR® Index Shares Funds
SSGA Active Trust
(each, a “Trust” or “Fund,” and, collectively, the “Trusts” or “Funds”)
PROXY VOTING POLICY AND PROCEDURES
The Board of Trustees of the Trusts has adopted the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Trusts' investment portfolios.
1.
Proxy Voting Policy
The policy of each Trust is to delegate the responsibility for voting proxies relating to portfolio securities held by the Trusts to SSGA Funds Management, Inc., the Trusts' investment adviser (the “Adviser”), subject to the Trustees' continuing oversight.
2.
Fiduciary Duty
The right to vote proxies with respect to portfolio securities held by each Trust is an asset of the Trusts. The Adviser acts as a fiduciary of the Trusts and must vote proxies in a manner consistent with the best interest of the Trusts and its shareholders.
3.
Proxy Voting Procedures
A.
At least annually, the Adviser shall present to the Board of Trustees (the “Board”) its policies, procedures and other guidelines for voting proxies (“Policy”) and the Policy of any Sub-adviser (defined below) to which proxy voting authority has been delegated (see Section 9 below). In addition, the Adviser shall notify the Board of material changes to its Policy or the Policy of any Sub-adviser promptly and no later than the next regular meeting of the Board after such amendment is implemented.
B.
At least annually, the Adviser shall present to the Board its policy for managing the conflicts of interests that may arise through the Adviser's proxy voting activities. In addition, the Adviser shall report any Policy overrides involving portfolio securities held by the Trusts to the Trustees at the next regular meeting of the Board after such override(s) occur.
C.
At least annually, the Adviser shall inform the Trustees that a record is available for each proxy voted with respect to portfolio securities of each Trust during the year. Also see Section 5 below.
4.
Revocation of Authority to Vote
The delegation by the Trustees of the authority to vote proxies relating to portfolio securities of the Trusts may be revoked by the Trustees, in whole or in part, at any time.
5.
Annual Filing of Proxy Voting Record
The Adviser shall provide the required data for each proxy voted with respect to portfolio securities of a Trust to that respective Trust or its designated service provider in a timely manner and in a format acceptable to be filed in the Trust's annual proxy voting report on Form N-PX for the twelve-month period ended June 30. Form N-PX is required to be filed not later than August 31 of each year.
6.
Retention and Oversight of Proxy Advisory Firms
A.
In considering whether to retain or continue retaining a particular proxy advisory firm, the Adviser will ascertain whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues, act as proxy voting agent as requested, and implement the Policy. In this regard, the Adviser will consider, at least annually, among other things, the adequacy and quality of the proxy advisory firm's staffing and personnel and the robustness of its policies and procedures regarding its ability to identify and address any conflicts of interest. The Adviser shall, at least annually, report to the Board regarding the results of this review.
A-1

B.
The Adviser will request quarterly and annual reporting from any proxy advisory firm retained by the Adviser, and hold ad hoc meetings with such proxy advisory firm, in order to determine whether there has been any business changes that might impact the proxy advisory firm's capacity or competency to provide proxy voting advice or services or changes to the proxy advisory firm's conflicts policies or procedures. The Adviser will also take reasonable steps to investigate any material factual error, notified to the Adviser by the proxy advisory firm or identified by the Adviser, made by the proxy advisory firm in providing proxy voting services.
7.
Periodic Sampling
The Adviser will periodically sample proxy votes to review whether they complied with the Policy.
8.
Disclosures
A.
A Trust shall include in its registration statement:
1.
A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and
2.
A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust's toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission's (the “SEC”) website.
B.
A Trust shall include in its annual and semi-annual reports to shareholders:
1.
A statement disclosing that a description of the policies and procedures used by or on behalf of the Trust to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trust's toll-free telephone number; through a specified Internet address, if applicable; and on the SEC's website; and
2.
A statement disclosing that information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust's toll-free telephone number; or through a specified Internet address; or both; and on the SEC's website.
9.
Sub-Advisers
For certain Funds, the Adviser retains investment management firms (“Sub-advisers”) to provide day-to-day investment management services to the Trusts pursuant to sub-advisory agreements. It is the policy of the Trusts that the Adviser may delegate proxy voting authority with respect to a Fund to a Sub-adviser. Pursuant to such delegation, a Sub-adviser is authorized to vote proxies on behalf of the applicable Fund or Funds for which it serves as sub-adviser, in accordance with the Sub-adviser's proxy voting policies and procedures.
10.
Review of Policy
The Trustees shall review this policy to determine its continued sufficiency as necessary from time to time.
Adopted (SPDR Series Trust/SPDR Index Shares Funds):	May 31, 2006
Updated:	August 1, 2007
Amended:	May 29, 2009
Amended:	November 19, 2010
Adopted (SSGA Active Trust)/Amended:	May 25, 2011
Amended:	February 25, 2016
Amended:	August 17, 2023
A-2

APPENDIX B – ADVISER’S PROXY VOTING PROCEDURES AND GUIDELINES

March 2023

Global Proxy Voting and Engagement Principles

State Street Global Advisors, one of the industry’s largest institutional asset managers, is the investment management arm of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, State Street Global Advisors has discretionary proxy voting authority over most of its client accounts, and State Street Global Advisors votes these proxies in the manner that we believe will most likely protect and promote the long-term economic value of client investments, as described in this document.i

i

These Global Proxy Voting and Engagement Principles (the “Principles”) are also applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street Corporation. Additionally, State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with the Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets.

State Street Global Advisors’ Authority and Duties to Vote Client and Fund Securities	Where State Street Global Advisors’ clients have asked it to vote their shares on their behalf or where a commingled fund fiduciary has delegated the responsibility to vote the fund’s securities to State Street Global Advisors, State Street Global Advisors votes those client and fund-owned securities in a unified manner, consistent with the Principles described in this document. Exceptions to this unified voting policy are: (1) where State Street Global Advisors has made proxy voting choices (i.e., the proxy voting program) available to investors within a commingled fund, in which case a pro rata portion of shares held by the fund attributable to investors who choose to participate in the proxy voting program would be voted consistent with the third-party proxy voting policies selected by the investors, and (2) in the limited circumstances where a pooled investment vehicle managed by State Street Global Advisors utilizes a third party proxy voting guideline as set forth in that fund’s organizational and/or offering documents. With respect to such funds utilizing third-party proxy voting guidelines, the terms of the applicable third-party proxy voting guidelines shall apply in place of the Principles described herein and the proxy votes implemented with respect to such a fund may differ from and be contrary to those votes implemented for other portfolios managed by State Street Global Advisors pursuant to its proprietary proxy voting guidelines.

The Principles-State Street Global Advisors’ Approach to Proxy Voting and Issuer Engagement	At State Street Global Advisors, we take our fiduciary duties as an asset manager very seriously. We have a dedicated team of corporate governance professionals who help us carry out our duties as a responsible investor. These duties include engaging with companies, developing and enhancing in-house corporate governance guidelines, analyzing corporate governance issues on a case-by-case basis at the company level, and exercising voting rights. The underlying goal is to maximize shareholder value.

The Principles may take different perspectives on common governance issues that vary from one market to another. Similarly, engagement activity may take different forms in order to best achieve long-term engagement goals. Rather than divesting from portfolio companies, our approach is to engage with such companies. We believe that proxy voting and engagement with portfolio companies is often the most direct and productive way for shareholders to exercise their ownership rights. This comprehensive toolkit is an integral part of the overall investment process.

We believe engagement and voting activity have a direct relationship. As a result, the integration of our engagement activities, while leveraging the exercise of voting rights, provides a meaningful shareholder tool that we believe protects and enhances the long-term economic value of the holdings in our clients’ accounts. We maximize voting power and engagement by maintaining a centralized proxy voting and active ownership process covering all holdings, regardless of strategy. Despite the vast array of investment strategies and objectives across State Street Global Advisors, the fiduciary responsibilities of share ownership and voting for which State Street Global Advisors has voting discretion are carried out with a single voice and objective.

The Principles support governance structures that we believe add to, or maximize, shareholder value for the companies held in our clients’ portfolios. We conduct issuer-specific engagements with companies to discuss our principles, including sustainability-related risks and opportunities. In addition, we encourage issuers to find ways to increase the amount of direct communication board members have with shareholders. Direct communication with executive board members and independent non-executive directors is critical to helping companies understand shareholder concerns.

In conducting our engagements, we also evaluate the various factors that influence the corporate governance framework of a country, including the macroeconomic conditions and broader political system, the quality of regulatory oversight, the enforcement of property and shareholder rights, and the independence of the judiciary. We understand that regulatory requirements and investor expectations relating to governance practices and engagement activities differ from country to country. As a result, we engage with issuers, regulators, or a combination of the two depending upon the market. We are also a member of various investor associations that seek to address broader corporate governance-related policy at the country level.

The State Street Global Advisors Asset Stewardship Team may consult with members of various investment teams to engage with companies on corporate governance issues and to address any specific concerns. This facilitates our comprehensive approach to information gathering as it relates to items that are to be voted upon at upcoming shareholder meetings. We also conduct issuer-specific engagements with companies, covering various corporate governance and sustainability-related topics outside of proxy season.

The Asset Stewardship Team employs a blend of quantitative and qualitative research, analysis and data in order to support screens that identify issuers where active engagement may be necessary to protect and promote shareholder value. Issuer engagement may also be event-driven, focusing on issuer-specific corporate governance or sustainability concerns, or broader industry-related trends. We also consider the size of our total position in the issuer in question and/or the potential negative governance, performance profile, and circumstance at hand. As a result, we believe issuer engagement can take many forms and be triggered by numerous circumstances. The following approaches represent how we define engagement methods:

Active	We use screening tools designed to capture a mix of company-specific data, including governance and sustainability profiles, to inform our voting and engagement activity.

We will actively seek direct dialogue with the board and management of companies that we have identified through our screening processes. Such engagements may lead to further monitoring to ensure that the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for us to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

Reactive	Reactive engagement is initiated by issuers. We routinely discuss specific voting issues and items with the issuer community. Reactive engagement is an opportunity to address not only voting items, but also a wide range of governance and sustainability issues.

We have established an engagement protocol that further describes our approach to issuer engagement.

Measurement	Our stewardship activities are designed to have an impact on company-specific and market-level disclosure and oversight practices that we believe protect and promote shareholder value.

Company-specific successes Assessing the effectiveness of our company-specific engagement process can be challenging to measure. To limit subjectivity in measuring our success, we actively seek issuer feedback and monitor the actions taken by issuers post-engagement in order to identify tangible changes. This enables us to establish indicators to gauge how issuers respond to our concerns and to what degree these responses satisfy our requests. It is also important to note that successful engagement activity can be measured over multiple years depending on the facts and circumstances involved. These engagements not only inform our voting decisions but also allow us to monitor improvement over time and to contribute to our evolving perspectives on priority areas. We also track the impact of our proxy votes by reviewing changing trends in market practices on specific corporate-governance or sustainability-related issues that we address through voting action. We report engagement and voting actions to clients on an annual basis.

Market-level successes We track the broader adoption of our stewardship priorities — Effective Board Oversight, Climate Risk Management, Human Capital Management, and Diversity, Equity, and Inclusion - which we consider core to creating long-term value, by assessing the number of market participants that have embraced positions consistent with our thought leadership and advocacy.

Proxy Voting Procedure

Oversight	The Asset Stewardship Team is responsible for developing and implementing State Street Global Advisors’ Global Proxy Voting and Engagement Principles, Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, regional proxy voting and engagement guidelines, and guidance published thereunder by State Street Global Advisors from time to time, available at ssga.com/about-us/asset-stewardship.html (collectively, the “Voting Policy”), the implementation of third-party proxy voting guidelines where applicable, case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues. The Asset Stewardship Team’s activities are overseen by our internal governance body, State Street Global Advisors’ ESG Committee (the “ESG Committee”). The ESG Committee is responsible for reviewing State Street Global Advisors’ stewardship strategy, engagement priorities, and proxy voting guidelines, and for monitoring the delivery of voting objectives.

Proxy Voting Process	In order to facilitate our proxy voting process, we retain Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance. We utilize ISS to: (1) act as our proxy voting agent (providing State Street Global Advisors with vote execution and administration services), (2) assist in applying the Voting Policy, (3) provide research and analysis relating to general corporate governance issues and specific proxy items, and (4) provide proxy voting guidelines in limited circumstances.

All voting decisions and engagement activities are undertaken in accordance with our in-house Voting Policy, ensuring that the interests of our clients remain the sole consideration when discharging our stewardship responsibilities. Exceptions to this policy is the use of an independent third party to vote on State Street stock and other State Street Global Advisors affiliated entities, to mitigate a conflict of interest of voting on our parent company or affiliated entities, and other situations where we retain an independent fiduciary to make a voting decision where we believe we may be conflicted from voting (for example, due to an outside business interest). In such cases, delegated third parties exercise vote decisions based upon State Street Global Advisors’ Proxy Voting and Engagement Guidelines.

We aim to vote at all shareholder meetings where our clients have given us the authority to vote their shares and where it is feasible to do so. However, when we deem appropriate, we could refrain from voting at meetings in cases where:

• Power of attorney documentation is required.

• Voting will have a material impact on our ability to trade the security.

• Voting is not permissible due to sanctions affecting a company or individual.

• Issuer-specific special documentation is required or various market or issuer certifications are required.

•  Unless a client directs otherwise, State Street Global Advisors will not vote proxies in so-called “share blocking” markets (markets where proxy voters have their securities blocked from trading during the period of the annual meeting).

Additionally, we are unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting-specific fee in excess of the typical custody service agreement.

In rare circumstances where nuances within specific resolutions fall outside of the scope of existing voting guidelines, requiring case-by-case analysis, such resolutions are escalated to the head of Asset Stewardship and reported to the ESG Committee. Additionally, in certain cases, where a material conflict of interest is identified, the matter may be referred to the ESG Committee for review.

Conflict of Interest	See our standalone Conflicts Mitigation Guidelines.

Proxy Voting and Engagement Principles

Directors and Boards	The election of directors is one of the most important fiduciary duties we perform on behalf of our clients. We believe that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, we seek to vote director elections in a way that we believe will maximize long-term value.

Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. This concept establishes the standard by which board and director performance is measured. In order to achieve this fundamental principle, the role of the board is to carry out its responsibilities in the best long-term interest of the company and its shareholders. An independent and effective board sets the strategy and provides guidance on strategic matters, oversees management, selects the CEO and other senior executives, creates a succession plan for the board and management, provides risk oversight, and assesses the performance of the CEO and management. In contrast, management implements the business and capital allocation strategies and runs the company’s day-to-day operations. As part of our engagement process, we routinely discuss the importance of these responsibilities with the boards of issuers.

We believe the quality of a board is a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. In voting to elect nominees, we consider many factors. We believe independent directors are crucial to good corporate governance; they help management establish sound corporate governance policies and practices. A sufficiently independent board will effectively monitor management, maintain appropriate governance practices, and perform oversight functions necessary to protect shareholder interests. We also believe the right mix of skills, independence, diversity, and qualifications among directors provides boards with the knowledge and direct experience to manage risks and operating structures that are often complex and industry-specific.

Accounting and Audit- Related Issues	We believe audit committees are critical and necessary as part of the board’s risk oversight role. The audit committee is responsible for setting out an internal audit function that provides robust audit and internal control systems designed to effectively manage potential and emerging risks to the company’s operations and strategy. We believe audit committees should have independent directors as members, and we will hold the members of the audit committee responsible for overseeing the management of the audit function.

We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of the internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. It is important for the audit committee to appoint external auditors who are independent from management as we expect auditors to provide assurance of a company’s financial condition.

Capital Structure, Reorganization and Mergers	The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to a shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards. When making such a decision, we believe the company should disclose a comprehensive business rationale that is consistent with corporate strategy and not overly dilutive to its shareholders.

Mergers or reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In evaluating mergers and acquisitions, we consider the impact of the corporate governance provisions to shareholders. In all cases, we use our discretion in order to maximize shareholder value.

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer to make an offer, or to reduce the likelihood of a successful offer. We do not support proposals that reduce shareholders’ rights, entrench management, or reduce the likelihood of shareholders’ right to vote on reasonable offers.

Compensation	We consider it the board’s responsibility to identify the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides our analysis of executive compensation: we believe that there should be a direct relationship between executive compensation and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, as well as with corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also consider executive compensation practices when re-electing members of the remuneration committee.

We recognize that compensation policies and practices are unique from market to market; often there are significant differences between the level of disclosures, the amount and forms of compensation paid, and the ability of shareholders to approve executive compensation practices. As a result, our ability to assess the appropriateness of executive compensation is often dependent on market practices and laws.

Environmental and Social Issues	As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social issues. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material environmental or social topic would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social topics, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, available at

ssga.com/about-us/asset-stewardship.html.

General/Routine	Although we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight and input into management decisions that may affect a company’s value. We support proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.

Fixed Income Stewardship	The two elements of our fixed income stewardship program are:

Proxy Voting:

While matters that arise for a vote at bondholder meetings vary by jurisdiction, examples of common proxy voting resolutions at bondholder meetings include:

• Approving amendments to debt covenants and/or terms of issuance

• Authorizing procedural matters, such as filing of required documents/other formalities

• Approving debt restructuring plans

• Abstaining from challenging the bankruptcy trustees

• Authorizing repurchase of issued debt security

• Approving the placement of unissued debt securities under the control of directors

• Approving spin-off/absorption proposals

Given the nature of the items that arise for vote at bondholder meetings, we take a case-by-case approach to voting bondholder resolutions. Where necessary, we will engage with issuers on voting matters prior to arriving at voting decisions. All voting decisions will be made in the best interest of our clients.

Issuer Engagement:

We recognize that debt holders have limited leverage with companies on a day-to-day basis. Our guidelines for engagement with fixed income issuers broadly follow the engagement guidelines for our equity holdings, as described above.

Securities on Loan	As a responsible investor and fiduciary, we recognize the importance of balancing the benefits of voting shares and the incremental lending revenue for the pooled funds that participate in State Street Global Advisors’ securities lending program (the “Funds”). Our objective is to recall securities on loan and restrict future lending until after the record date for the respective vote in instances where we believe that a particular vote could have a material impact on the Funds’ long-term financial performance and the benefit of voting shares will outweigh the forgone lending income.

Accordingly, we have set systematic recall and lending restriction criteria for shareholder meetings involving situations with the highest potential financial implications (such as proxy contests and strategic transactions including mergers and acquisitions, going dark transactions, change of corporate form, bankruptcy and liquidation).

Generally, these criteria for recall and restriction for lending only apply to certain large cap indices in developed markets.

State Street Global Advisors monitors the forgone lending revenue associated with each recall to determine if the impact on the Funds’ long-term financial performance and the benefit of voting shares will outweigh the forgone lending income.

Although our objective is to systematically recall securities based on the aforementioned criteria, we must receive notice of the vote in sufficient time to recall the shares on or before the record date. In cases in which we do not receive timely notice, we may be unable to recall the shares on or before the record date.

Reporting	We provide transparency for our stewardship activities through our regular client reports and relevant information reported online. We publish an annual stewardship report that provides details of our stewardship approach, engagement and voting policies, and activities during the year. The annual report is complemented by quarterly stewardship activity reports as well as the regular publication of thought leadership on governance and sustainability on our website. Our voting record information is available on Vote View, an interactive platform that provides relevant company details, proposal types, resolution descriptions, and records of our votes cast.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.62 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.
† This figure is presented as of March 31, 2023 and includes approximately $65.03 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

ssga.com

Marketing communications

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global

Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s

Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College

Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay,

Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200.

Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39

02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan,

Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor,

Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No.

5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395

6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies.

A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1551551-3479888.7.2.GBL.RTL 0423 Exp. Date: 03/31/2024

April 2023

Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors

Information Classification: Limited Access

Overview	Our primary fiduciary obligation to our clients is to maximize the long-term returns of their investments. It is our view that material sustainability considerations, including material environmental and social (E&S) issues, can present material risks and/or opportunities that impact long-term value creation. This philosophy provides the foundation for our value-based approach to Asset Stewardship.

We regularly identify stewardship priorities that we believe are important for our portfolio companies to consider.

Our Approach to Assessing E&S Factors

While we believe that E&S factors can expose companies to material risks as well as drive long-term value creation, the materiality of specific E&S factors varies across industries, markets, and specific companies. We leverage several inputs to inform our views on an E&S issue at a given company, including:

•  Established frameworks, including The Sustainability Accounting Standards Board’s (SASB) Standards, the Task Force on Climate-related Financial Disclosures (TCFD) Framework, etc.

•  Academic research and other expert insights

•  Disclosure expectations required by regulation

•  Market expectations for the sector and industry

We expect companies to disclose information regarding their approach to identifying and managing E&S-related risks and opportunities they have deemed to be material, as well as the board’s oversight of these risks and opportunities.

Our Approach to E&S Factors Through Engagements	The Asset Stewardship team regularly identifies thematic stewardship priorities that will be addressed across different engagement meetings. We focus on priorities that we consider important to be considered by the portfolio companies in which we invest our clients’ assets. These engagements help us to establish disclosure expectations and to more fully understand the nuanced challenges that companies seek to address related to E&S factors. Establishing robust disclosure expectations allows us to monitor companies’ progress toward alignment with our relevant disclosure expectations, and contributes to our perspectives on our stewardship priority areas.

Through engagement, we address a broad range of factors that align with our stewardship priorities and seek to foster constructive, long-term relationships with issuers. We view engagements as part of an ongoing dialogue, versus a series of one-off conversations. During conversations with issuers, we share expectations and perspectives on key dimensions of E&S factors, and seek to understand how companies and their boards manage and oversee related risks and opportunities.

Information Classification: Limited Access

The Use of R-Factor in Engagements

R-Factor™ is a scoring system created by State Street Global Advisors that measures the performance of a company’s business operations and governance as it relates to material ESG factors facing the company’s industry. SSGA uses R-Factor as a consideration when prioritizing engagements. State Street Global Advisors may also engage with a company regarding its R-Factor™ score at the request of the company.

Analyzing E&S Proposals

When analyzing shareholder proposals related to E&S factors, we consider the following factors:

•  The materiality of the E&S factors in the proposal to the company’s business and sector (see “Our Approach to Assessing Materiality and Relevance of E&S Factors” above)

•  The content and intent of the proposal, including whether the adoption of such a proposal would provide information to allow investors to better understand risk and opportunities in the context of the company’s disclosure and practices

•  The strength of board oversight of the company’s relevant sustainability practices, as well as responsiveness to engagement

•  Binding nature or prescriptiveness of proposal

For proposal topics for which we have developed guidance, we leverage the specific guidance, found in the Appendix, as a benchmark to analyze a company’s disclosures relative to our expectations for the relevant E&S factor.

For proposal topics for which we have not published guidance, we evaluate the company’s determination of materiality of the proposal to the company’s business and operations and the company’s related disclosures and oversight.

Voting on E&S Proposals

Below is the approach we follow when voting on E&S proposals:

•  FOR We will consider voting for proposals that we believe will lead to increased alignment with our expectations, including those set out in the attached Appendix;

•  ABSTAIN We will consider voting abstain when we support some elements of a proposal’s request, or recognize a company’s commitment to implement related disclosure and/or oversight practices;

•  AGAINST We will consider voting against proposals that we believe are immaterial, overly prescriptive, or would not further our disclosure and oversight expectations, including those set out in the Appendix.

Information Classification: Limited Access

Appendix

Guidance on Common Environmental and Social Proposal Topics

The following provides an overview of State Street Global Advisors’ public guidance related to common environmental and social shareholder proposal topics. We leverage this to inform our analysis of relevant shareholder proposals as it applies to companies in our portfolios.

Climate Change

We expect all companies to provide public disclosures in accordance with the following four pillars of the Taskforce for Climate-related Financial Disclosures (TCFD) framework:

1.  Governance;

2.  Strategy;

3.  Risk Management; and

4.  Metrics and Targets.

Additionally, we expect companies in carbon-intensive sectors to disclose:

Interim greenhouse gas emissions reduction targets to accompany long-term climate ambitions

Discussion of impacts of scenario-planning on strategy and financial planning Incorporation of climate considerations in capital allocation decisions

Scope 1, 2, and material categories of Scope 3 greenhouse gas emissions

For additional context on our expectations for relevant disclosures, please review our related guidance.

Diversity, Equity, and Inclusion

We expect all companies to provide public disclosure in the following key areas:

1.  Board Oversight — Describe how the board executes its oversight role in risks and opportunities related to diversity and inclusion;

2.  Strategy — Articulate the role diversity (of race, ethnicity, and gender, at minimum) plays in the company’s broader human capital management practices and long-term strategy;

3.  Goals — Describe what diversity, equity, and inclusion-related goals exist, how these goals contribute to the company’s overall strategy, and how they are managed and progressing;

Information Classification: Limited Access

4. Metrics — Provide measures of the diversity of the company’s global employee base and board, including:

-   Workforce — Employee diversity by race, ethnicity, and gender (at minimum). We expect to see this information to be broken down by industry-relevant employment categories or levels of seniority, for all full-time employees. In the US, companies are expected to at least use the disclosure framework set forth by the United States Equal Employment Opportunity Commission’s EEO-1 Survey. Non-US companies are encouraged to disclose this information in alignment with SASB guidance and nationally appropriate frameworks; and,

- Board — Diversity characteristics, including racial, ethnic, and gender makeup (at minimum) of the board of directors; and

5.  Board Diversity — Articulate goals and strategy related to diverse representation at the board (including race, ethnicity, and gender, at minimum), including how the board reflects the diversity of the company’s workforce, community, customers, and other key stakeholders.

For additional context on our expectations for relevant disclosures, please review our related guidance.

Civil Rights Risks

We expect all companies in the US to provide public disclosure on:

1.  Risks related to civil rights, including risks associated with products, practices, and services ;

2.  Plans to manage and mitigate these risks; and

3.  Processes at the board for overseeing such risks (e.g., committee responsible, frequency of discussions, etc.).

For additional context on our expectations for relevant disclosures, please review our related guidance.

Pay Equity

We expect all companies in the US and the UK to provide public disclosure on:

1.  Adjusted pay gaps related to race and gender within the company (Disclosure of the unadjusted pay gap is also encouraged, but not expected outside of the UK market at this time);

2.  Strategy to achieve and maintain pay equity; and

3.  Role of the board in overseeing pay strategies as well as Diversity, Equity and Inclusion efforts.

For additional context on our expectations for relevant disclosures, please review our related guidance.

Information Classification: Limited Access

Human Rights

We expect companies to disclose whether they have established processes for identifying risks related to human rights. If any material human rights risks are identified, we expect further public disclosure describing:

1.  Human rights-related risks the company considers most material;

2.  Plans to manage and mitigate these risks;

3.  Board oversight of these risks; and

4.  Assessment of the effectiveness of the human rights risk management program.

For additional context on our expectations for relevant disclosures, please review our related guidance.

Human Capital Management

We expect all companies to provide public disclosure on:

1.  Board oversight — Methods outlining how the board oversees human capital-related risks and opportunities;

2.  Strategy — Approaches to human capital management and how these advance the long-term business strategy;

3.  Compensation — Strategies throughout the organization that aim to attract and retain employees, and incentivize contribution to an effective human capital strategy;

4.  Voice — Channels to ensure the concerns and ideas from workers are solicited and acted upon, and how the workforce is engaged and empowered in the organization; and

5.  Diversity, equity, and inclusion — Efforts to advance diversity, equity, and inclusion (see our complementary Guidance on Diversity Disclosures & Practices for additional context).

For additional context on our expectations for relevant disclosures, please review our related guidance.

Environmental Impacts

If material risks related to adverse environmental impacts from company operations have been identified, we expect companies to disclose information related to:

1.  Adverse environmental impacts the company considers most material, including relevant demographic data where applicable;

2.  Management of material risks from company operations, including the role of stakeholders; and

3.  Board oversight of such risks.

Information Classification: Limited Access

Deforestation-Intensive Companies

We expect companies that have determined deforestation is a material risk to their business and operations to disclose:

1.  Strategy to assess and manage deforestation-related risks and opportunities for high-risk commodities in the company’s operations and/or business value chain (e.g., supply chain monitoring and engagement, greenhouse gas emissions linked to deforestation, product certifications, stakeholder engagement);

2.  Quantitative and/or qualitative metrics and time-bound targets used to assess and manage risks and opportunities related to high deforestation-risk commodities in the company’s operations and/or business value chain; and

3.  Board oversight and accountability for deforestation and/or land use-related risks.

For additional context on our expectations for relevant disclosures and leading practices, please review our related insights gained from engaging with our portfolio companies in deforestation-intensive sectors.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.62 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.
† This figure is presented as of March 31, 2023 and includes approximately $65.03 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

Information Classification: Limited Access

ssga.com

State Street Global Advisors

Marketing Communication

Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir

John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street

Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors

Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. South Africa: State Street Global Advisors Limited is regulated by the Financial Sector Conduct Authority in South Africa under license number 42670. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

Information Classification: Limited Access

Important Risk Information

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended May 26, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1533400-3479887.5.1.GBL.RTL 0423

Exp. Date: 06/30/2024

Information Classification: Limited Access

March 2023

Conflicts Mitigation Guidelines Managing Conflicts of Interest Arising from State Street Global Advisors’ Proxy Voting and Engagement Activity

State Street Corporation has a comprehensive standalone Conflicts of Interest Policy and other policies that address a range of identified conflicts of interests. In addition, State Street Global Advisors, the asset management business of State Street Corporation, maintains a conflicts register that identifies key conflicts and describes systems in place to mitigate the conflicts. This document* is designed to act in conjunction with related policies and practices employed by other groups within the organization. Further, it complements those policies and practices by providing information about managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.

*

These Managing Conflicts of Interest Arising From State Street Global Advisors’ Proxy Voting and Engagement Activity Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

Managing Conflicts of Interest Related to Proxy Voting and Engagement

State Street Global Advisors has implemented processes designed to prevent undue influence on State Street Global Advisors’ voting and engagement activities that may arise from relationships between proxy issuers or companies and State Street Corporation, State Street Global Advisors,

State Street Global Advisors affiliates, State Street Global Advisors Funds, or State Street Global Advisors Fund affiliates. State Street Global Advisors assigns sole responsibility for the implementation of proxy voting guidelines to members of its Asset Stewardship Team, a team that is independent from other functions within the organization, such as sales and marketing, investment, or client facing teams. Proxy voting is undertaken in accordance with the Global Proxy Voting and Engagement Principles, Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, regional proxy voting and engagement guidelines and guidance published thereunder by State Street Global Advisors from time to time (the “Voting Policy”), which are reviewed and overseen by the State Street Global Advisors’ ESG Committee (the “ESG Committee”). Any changes to the Voting Policy are communicated to Asset Stewardship Team employees in a timely manner to ensure that they understand the potential impact to their proxy voting activities. In rare circumstances where nuances within specific proxy proposals fall outside of the scope of the Voting Policy, requiring case-by-case analysis, such proposals are escalated to the head of Asset Stewardship and reported to the ESG Committee. Voting consistently with the Voting Policy helps mitigate potential conflicts of interest, as the Voting Policy is determined without reference to any specific entities or relationship.

Members of the Asset Stewardship Team may from time to time discuss views on proxy voting matters, company performance, strategy, etc. with other State Street Corporation or State Street Global Advisors employees, including portfolio managers, senior executives, and relationship managers. However, final voting decisions are made solely by the Asset Stewardship Team, in accordance with the Voting Policy and in a manner consistent with the best interest of its clients, taking into account various perspectives on risks and opportunities with the goal of maximizing the value of client assets. Except in certain jurisdictions where proxy voting decisions are regularly disclosed prior to voting pursuant to local custom, Asset Stewardship Team employees are generally prohibited from disclosing State Street Global Advisors’ voting decisions prior to the meetings. In addition, State Street Global Advisors generally exercises a single voting decision for each ballot item across the client accounts for which it is responsible for proxy voting regardless of investment strategy.[1] In certain cases, where a material conflict of interest is identified, the matter may be referred to the ESG Committee for review.

Other protocols designed to help mitigate potential conflicts of interest include:

1  Exceptions to this unified voting policy are where: (1) State Street Global Advisors has made proxy voting choices (i.e., the State Street Global Advisors proxy voting program) available to investors within a pooled investment vehicle, in which case a pro rata portion of shares held by the fund attributable to investors who choose to participate in the proxy voting program would be voted consistent with the third-party proxy voting policies selected by the investors, and (2) in limited circumstances, certain pooled investment vehicles for which State Street Global Advisors acts as investment manager may, pursuant to their governing documents, utilize proxy voting guidelines developed by third-party advisors.

Types of Potential Conflict	Stewardship Conflict of Interest Description	Typical Conflict Mitigation Protocols That We Employ

Business relationships	A conflict of interest may arise where, for example, we hold investments in companies with which we, or our affiliates, have material business relationships.

Assigning sole responsibility for the implementation of proxy voting guidelines to members of Asset Stewardship Team and voting in accordance with the Voting Policy are our primary conflict mitigation protocols. Furthermore, the voting rationale is recorded to provide transparency.

Additional mitigation steps may be implemented on a case-by-case basis. This may include, for example, blackout periods for communications with issuers/clients.

Equity investments	A conflict of interest may arise where client accounts and/ or State Street Global Advisors pooled funds, where State Street Global Advisors acts as trustee, may hold shares in State Street Corporation or other State Street Global Advisors affiliated entities, such as mutual funds affiliated with SSGA Funds Management, Inc.	Mitigants may include, for example, outsourcing voting decisions relating to a shareholder meeting of State Street Corporation or other State Street Global Advisors affiliated entities to independent outside third parties. In such cases, delegated third parties exercise voting decisions based upon State Street Global Advisors’ Voting Policy.

Outside business interest	A conflict of interest may arise where an Asset Stewardship Team employee or a key employee in the firm has an outside business interest (such as a director role in a company we invest in, or in the same industry as we invest).

State Street Global Advisors maintains an Outside Activities Policy and employees must submit a request requiring approval before undertaking any outside activities that are captured by the Outside Activities Policy. The request will be reviewed by the employee’s manager and the Conduct Risk Management Office to ensure compliance with applicable policies and procedures (such as the Global Anti-Corruption Policy and the Standard of Conduct) and ensure potential conflicts are mitigated.

Additional mitigation steps may be implemented on a case-by-case basis. This may include, for example, retaining an independent fiduciary to make a voting decision where State Street Global Advisors believes it may be conflicted from voting due to an employee’s outside business interest.

Other personal conflicts	A conflict of interest may arise where a family member or other personal contact of an employee is employed by a company in which we invest.	Mitigation steps may be implemented for personal conflicts on a case-by-case basis. This may include, for example, filing a Personal Conflicts declaration with a mitigation strategy to document how the conflict will be avoided. Such strategies may include, for example, a member of the Asset Stewardship Team with a conflict recusing him/herself from voting and participating in engagement activities at the relevant company, and implementing blackout periods for communications with issuers/clients.

Securities lending	We may lend securities that we hold in one of our portfolios to another financial counterparty. This may create a conflict of interest regarding whether to recall those securities to enable us to vote on behalf of the portfolio in a shareholder resolution, which may impact the intended securities lending income.	Our approach to securities lending recall, and any potential conflicts that may be created through our securities lending recall activity, is governed by the Securities Lending Recall for Proxy Voting Procedure, which is co-owned by the Asset Stewardship Team, Securities Lending Team and Proxy Operations Group. The conflict mitigation protocols include predefining criteria to systematically recall shares, periodic review of the recall procedure by relevant stakeholders, and periodic reporting of recall activities and associated forgone lending income to the relevant internal governance bodies.

About State Street Global Advisors

For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.
† This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

ssga.com

Marketing communication

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number

49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan)

Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and

regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies.

A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a

‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1482714-3479898.4.1.GBL.RTL 0323 Exp. Date: 03/31/2024

March 2023

State Street Global Advisors’ Global Issuer and Stakeholder Engagement Guidelines

State Street Global Advisors has developed engagement guidelines to increase transparency around our engagement philosophy, approach, and processes. These guidelines are designed to communicate with our investee companies regarding the objectives of our engagement activities and to facilitate a better understanding of our preferred terms of engagement. The guidelines also outline our approach to engaging with activist investors and shareholder proposal proponents.

State Street Global Advisors’ engagement activities are driven exclusively by our goal to maximize and protect the long-term value of our clients’ assets.

State Street Global Advisors’ Methodology for Developing its Annual Engagement Strategy	While we would like to maintain a dialogue with all of our portfolio companies, we recognize the need to focus our engagement efforts where we believe we will have maximum impact. Each year, as part of its strategic review process, the Asset Stewardship Team develops an annual engagement strategy, and it accordingly identifies a priority list of companies that we intend to engage with during the year. We focus on priorities that we consider important to be considered by the portfolio companies in which we invest our clients’ assets.

The intensity and type of engagement with a company is determined by State Street Global Advisors’ relative and absolute holdings in that company. In addition, we factor in geographic diversity in our engagement efforts to reflect the level of economic exposure to various markets. Finally, we also consider the engagement culture in a market or geographic region when developing our engagement priority list and approach.

State Street Global Advisors meets with companies through in-person and virtual meetings. We prefer virtual meetings as we believe this is cost effective for our clients and investee companies. This also helps us minimize our global carbon footprint.

Helpful Information to Include in Engagement Request Emails to State Street Global Advisors

To help expedite the review of engagement requests, please include the following information in engagement request emails to State Street Global Advisors:

•  Company name and identifier (i.e. ticker)

•  Topics the issuer is interested in discussing

•  Upcoming meeting date, if applicable

•  Issuer attendees and their titles

All requests for engagement should be sent to the Asset Stewardship Team at GovernanceTeam@ssga.com.

Guidelines for Engaging with Investee Companies

•  During the ‘proxy season’, we prioritize conversations related to companies’ shareholder meetings. In the ‘off-season’, we discuss our focus areas and stewardship priorities with companies for whom these topics are most material.

•  We believe that as a long-term shareholder with substantial holdings, it is important to establish a relationship and have a direct communication channel with independent directors in our investee companies. Therefore, as part of our engagement process, we prefer to meet with the non-executive chairperson/lead independent director and/or representative of key board committees. Such meetings help us assess the quality and effectiveness of the board, the extent of the oversight of management, and the board’s perspectives on key issues, such as strategy, risk, capital allocation, and compensation. It also allows us to escalate matters to the board’s attention if management has been unresponsive to suggestions discussed during prior engagements.

•  After our initial meeting with members of the board, the frequency of desired follow-up meetings is determined by the nature of the issues discussed. We will outline expectations and timelines for subsequent meetings during the discussion. We follow similar guidelines for meeting requests with C-suite management representatives at companies.

•  Typically, we allow additional capacity for reactive engagement in Q2 for markets such as the US, UK, EU, and Japan (Q4 for Australian companies) where the majority of the companies have general meetings between the months of April and June.

•  We reserve the Q1, Q3, and Q4 time periods to conduct the majority of our active engagements with some room for reactive engagement with companies that have experienced a significant event or are seeking approval for a corporate transaction, board transition, or other material concern.

• Instances in which we are likely to accept engagement requests include instances when:

– We have concerns about a ballot item; and

– We believe that engagement will better inform our voting decision; and/or

– We want to discuss material risks with a company

• Instances in which we are likely to decline engagement requests include instances when:

– We do not have any immediate concerns about a ballot item

– We believe we have adequate information to make an informed voting decision on a ballot item

– Our position on a ballot item is addressed in our public policy statement

– We have actively engaged with the company on matters pertaining to the ballot proposal outside the ‘proxy season’

– We believe that the matter is best discussed outside the vote solicitation period

• If we have provided feedback during the vote solicitation period, we believe that any follow-up discussion with the company should focus on the board or company’s response to our feedback

• We track all feedback provided to investee companies and routinely conduct follow-up engagements to assess the progress made by a company toward the incorporation of our feedback

• We welcome written submission of changes made by the board to the company’s governance or remuneration policies and practices

Guidelines for Engaging with Other Investors Soliciting State Street Global Advisors’ Votes in Connection with Vote-No Campaigns or Shareholder Proposals	We believe it is good practice for us to speak to other investors that are running proxy contests, putting forth vote-no campaigns, or proposing shareholder proposals at investee companies. However, we generally limit such discussions with investors to one engagement unless we believe that it is necessary for us to have a follow-up call. We welcome the opportunity to review materials sent in advance of the proposed discussion. To the extent possible, we review all materials made publicly available by the investor or the company on a contested ballot item before making a voting decision. Our primary purpose of engaging with investors is:

• To gain a better understanding of their position or concerns at investee companies.

• In proxy contest situations:

– To assess possible director candidates where investors are seeking board representation in proxy contest situations

– To understand the investor’s proposed strategy for the company and investment time horizon to assess their alignment with State Street Global Advisors’ views and interests as a long-term shareholder

All requests for engagement should be sent to GovernanceTeam@ssga.com.

Investor Engagement Protocol

State Street Global Advisors encourages boards of directors to develop an investor engagement protocol or plan that establishes policies and mechanisms through which independent directors communicate with and receive feedback from institutional investors. The protocol would help foster strong relationships between a company’s directors and its investors, while promoting transparency, responsibility, and accountability of the board.

The protocol should identify key independent directors (such as a non-executive chairman, lead independent director, or a representative of a key board committee), who would be mandated to engage with shareholders on a range of topics that are of interest to State Street Global Advisors and/or other institutional investors. A robust engagement protocol would also develop a crisis communication plan for the board when institutional investors and the market-at- large need to communicate with independent directors, in a timely manner, about their oversight and response to a developing concern facing the company.

Requesting R-Factor™ Scores	Companies interested in receiving their R-Factor™ scores should submit an email request to myrfactorscore@ssga.com including the following information:

• Company’s legal name

• Ticker

• ISIN

• Company’s headquarter location

• Contact name

• Contact’s Title at Company

• Contact email address (must be an official company email address)

• Contact phone#

Please note that R-Factor™ scores will be provided only to employees affiliated with a company’s Investor Relations, Chief Financial Officer, ESG/Sustainability Leadership or General Secretary’s organizations. Please include attestation in your email stating that you are affiliated with one of these functions.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.

†  This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

ssga.com

Marketing communication

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir

John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin

2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan,

Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed.

There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1482720-3479897.3.1.GBL.RTL  0323 Exp. Date: 03/31/2024

March 2023

Australia and New Zealand

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ Proxy Voting and Engagement Guidelinesi for Australia and New Zealand outline our approach to voting and engaging with companies listed on stock exchanges in Australia and New Zealand. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which outline our overall approach to voting and engaging with companies, and State Street Global Advisors’ Conflicts Mitigation Guidelines, which provide information about managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.

i

These Proxy Voting and Engagement Guidelines (the “Guidelines”) are also applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street Corporation. Additionally, State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with the Global Proxy Voting and Engagement Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets.

State Street Global Advisors’ Proxy Voting and Engagement Guidelines for Australia and New Zealand address our market-specific approaches to topics including directors and boards, accounting and audit-related issues, capital structure, reorganization and mergers, remuneration, and other governance-related issues.

When voting and engaging with companies in global markets, we consider market-specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets as well as country-specific best practice guidelines and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting principles.

In our analysis and research into corporate governance issues in Australia and New Zealand, we expect all companies at a minimum to comply with the ASX Corporate Governance Principles or the NZX Corporate Governance Code, based on their locations. Consistent with the ‘comply or explain’ expectations established by the Principles and the Code, we encourage companies to proactively disclose their level of compliance with the Principles or the Code. In instances of non-compliance, and when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy	In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise in order to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and Asia-Pacific (“APAC”) investment teams, collaborating on issuer engagements and providing input on company-specific fundamentals.

Directors and Boards	Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and providing guidance on strategic matters, overseeing executive management, to selecting the CEO and other senior executives, creating a succession plan for the board and management, and providing effective risk oversight, including of risks related to sustainability issues. Further, we believe good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

State Street Global Advisors believes that a well-constituted board of directors with a good balance of skills, expertise, and independence provides the foundations for a well-governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the (re-)election of directors on a case-by-case basis after considering various factors including board quality, general market practice, and availability of information on director skills and expertise.

In our analysis of boards, we consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues, such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint.

We may also consider board performance and directors who appear to be remiss in the performance of their oversight responsibilities when analyzing their suitability for reappointment (e.g. fraud, criminal wrongdoing and breach of fiduciary responsibilities).

Board Independence	In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. We believe a sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

We expect boards of ASX 300 and New Zealand listed companies to be comprised of at least a majority of independent directors. At all other Australian listed companies, we expect boards to be comprised of at least one-third independent directors.

Our broad criteria for director independence in Australia and New Zealand include factors such as:

• Participation in related-party transactions and other business relations with the company

• Employment history with company

• Relations with controlling shareholders

• Family ties with any of the company’s advisers, directors, or senior employees

Separation Chair/CEO	While we are generally supportive of having the roles of chairman and CEO separated in the Australian and New Zealand markets, we assess the division of responsibilities between chairman and CEO on a case-by-case basis, giving consideration to factors such as company-specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, we will monitor for circumstances in which a combined chairman/CEO is appointed or where a former CEO becomes chairman.

Director Time Commitments	When voting on the election or re-election of a director, we also consider the number of outside board directorships that a non-executive and an executive may undertake. Thus, State Street Global Advisors may take voting action against a director who exceeds the number of board mandates listed below:

• Named Executive Officers (NEOs) of a public company who sit on more than two public company boards

• Non-executive board chairs or lead independent directors who sit on more than three public company boards

• Director nominees who sit on more than four public company boards

For non-executive board chairs/lead independent directors and director nominees who hold excessive commitments, as defined above, we may consider waiving our policy and vote in support of a director if a company discloses its director commitment policy in a publicly available manner (e.g., corporate governance guidelines, proxy statement, company website). This policy or associated disclosure must include:

• A numerical limit on public company board seats a director can serve on

— This limit cannot exceed our policy by more than one seat

• Consideration of public company board leadership positions (e.g., Committee Chair)

• Affirmation that all directors are currently compliant with the company policy

• Description of an annual policy review process undertaken by the Nominating Committee to evaluate outside director time commitments

If a director is imminently leaving a board and this departure is disclosed in a written, time-bound and publicly-available manner, we may consider waiving our withhold vote when evaluating the director for excessive time commitments.

Service on a mutual fund board, the board of a UK investment trust or a Special Purpose Acquisition Company (SPAC) board is not considered when evaluating directors for excessive commitments. However, we do expect these roles to be considered by nominating committees when evaluating director time commitments.

Director Attendance at Board Meetings	We also consider attendance at board meetings and may withhold votes from directors who attend less than 75 percent of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold. In addition, we monitor other factors that may influence the independence of a non-executive director, such as performance-related pay, cross-directorships, significant shareholdings, and tenure. We support the annual election of directors and encourage Australian and New Zealand companies to adopt this practice.

Board Committees	We believe companies should have committees for audit, remuneration, and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence, and their effectiveness and resource levels. ASX Corporate Governance Principles requires listed companies to have an audit committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. It also requires that the committee be chaired by an independent director who is not the chair of the board. We hold Australian and New Zealand companies to our global standards for developed financial markets by requiring that all members of the audit committee be independent directors.

The nomination committee is responsible for evaluating and reviewing the balance of skills, knowledge, and experience of the board. It also ensures that adequate succession plans are in place for directors and the CEO. We may vote against the re-election of members of the nomination committee if the board has failed to address concerns over board structure or succession.

Board Gender Diversity	We expect boards of all listed companies to have at least one female board member and the boards of ASX 300 companies to be composed of at least 30 percent women directors. If a company does not meet the applicable expectation, State Street Global Advisors may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee. Additionally, if a company does not meet the applicable expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee or those persons deemed responsible for the nomination process.

We may waive this voting guideline if a company engages with State Street Global Advisors and provides a specific, timebound plan for either reaching the 30-percent threshold (ASX 300) or for adding a woman director (non-ASX 300).

Board Responsiveness to High Dissent Against Pay Proposals	Executive pay is another important aspect of corporate governance. We believe that executive pay should be determined by the board of directors. We expect companies to have in place remuneration committees to provide independent oversight over executive pay. ASX Corporate Governance Principles require listed companies to have a remuneration committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. Similarly, the NZX Corporate Governance Code recommends that at least a majority of remuneration committee members be independent.

Since Australia has a non-binding vote on pay with a two-strike rule requiring a board spill vote in the event of a second strike, we believe that the vote provides investors a mechanism to address concerns they may have on the quality of oversight provided by the board on remuneration issues. Accordingly, our voting guidelines accommodate local market practice.

We believe poorly structured executive compensation plans pose increasing reputational risk to companies. Ongoing high level of dissent against a company’s compensation proposals may indicate that the company is not receptive to investor concerns. If the level of dissent against a company’s remuneration report and/or remuneration policy is consistently high, and we have determined that a vote against a pay-related proposal is warranted in the third consecutive year, we may vote against the Chair of the remuneration committee.

Climate-related Disclosure

State Street Global Advisors finds that the recommendations of the Taskforce on Climate-related Financial Disclosures (TCFD) provide the most effective framework for disclosure of climate-related risks and opportunities.

As such, we may take voting action against companies in the ASX 200 that fail to provide sufficient disclosure regarding climate-related risks and opportunities related to that company, or board oversight of climate related risks and opportunities, in accordance with the TCFD framework.

Indemnification and Limitations on Liability	Generally, State Street Global Advisors supports proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Shareholder Rights

Virtual/Hybrid Shareholder Meetings

As a result of the COVID-19 pandemic, companies are increasingly conducting their shareholder meetings in a virtual or hybrid format. While we are encouraged by the success of virtual and hybrid shareholder meetings, companies and shareholders must remain vigilant in continuing to improve their virtual shareholder meeting practices.

Recognizing the success of virtual and hybrid shareholder meetings and a shifting regulatory environment, we will generally support proposals that grant boards the right to hold shareholder meetings in a virtual or hybrid format as long as companies uphold the following best practices:

• Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders

• Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders

• Provide a written record of all questions posed during the meeting, and

• Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices

If a company breaches of any of the criteria above, we may vote against the Chair of the nominating committee.

Accounting and Audit- Related Issues	Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have independent non-executive directors designated as members.

Appointment of External Auditors	State Street Global Advisors believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or to re-appoint at the annual meeting. When appointing external auditors and approving audit fees, we will take into consideration the level of detail in company disclosures. We will generally not support resolutions if adequate breakdown is not provided and if non-audit fees are more than 50 percent of audit fees. In addition, we may vote against members of the audit committee if we have concerns with audit-related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, we may consider auditor tenure when evaluating the audit process.

Approval of Financial Statements	We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we may vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

Capital Structure, Reorganization, and Mergers

Share Issuances	The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders’ ability to monitor the returns and to ensure capital is deployed efficiently. State Street Global Advisors supports capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares without pre-emption rights, we may vote against if such authorities are greater than 20 percent of the issued share capital. We may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100 percent of the issued share capital when the proceeds are not intended for specific purpose.

Share Repurchase Programs	We generally support proposals to repurchase shares, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Dividends	We generally support dividend payouts that constitute 30 percent or more of net income. We may vote against a dividend payout if the dividend payout ratio has been consistently below 30 percent without adequate explanation. We may also vote against if the payout is excessive given the company’s financial position. Particular attention will be warranted when the payment may damage the company’s long-term financial health.

Mergers and Acquisitions	Mergers or reorganization of the company structure often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation. Proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights are not supported. We will generally support transactions that maximize shareholder value. Some of the considerations include:

• Offer premium

• Strategic rationale

• Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest

• Offers made at a premium and where there are no other higher bidders

• Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

• Offers with potentially damaging consequences for minority shareholders because of illiquid stock

• Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

• The current market price of the security exceeds the bid price at the time of voting

Anti-Takeover Measures	We oppose anti-takeover defenses, such as authorities for the board to issue warrants convertible into shares to existing shareholders during a hostile takeover.

Remuneration

Executive Pay	There is a simple underlying philosophy that guides State Street Global Advisors’ analysis of executive pay; there should be a direct relationship between remuneration and company performance over the long term. Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider various factors, such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. We may oppose remuneration reports in which there seems to be a misalignment between pay and shareholders’ interests and where incentive policies and schemes have a re-test option or feature. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach.

Equity Incentive Plans	We may not support proposals on equity-based incentive plans where insufficient information is provided on matters, such as grant limits, performance metrics, performance, and vesting periods and overall dilution. Generally, we do not support options under such plans being issued at a discount to market price nor plans that allow for re-testing of performance metrics.

Non-Executive Director Pay	Authorities that seek shareholder approval for non-executive directors’ fees generally are not controversial. We generally support resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether the fees are excessive relative to fees paid by other comparable companies. We will evaluate any non-cash or performance-related pay to non-executive directors on a company-by-company basis.

Risk Management and Oversight	State Street Global Advisors believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion over the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with the political and economic landscape or as companies diversify or expand their operations into new areas.

As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively assess the risk of our clients’ portfolios and the broader market, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.

Consistent with this perspective, we may seek to engage with our portfolio companies to better understand how their boards are overseeing risks and opportunities the company has deemed to be material to its business or operations. If we believe a company has failed to implement and communicate effective oversight of these risks, we may consider voting against the directors responsible.

Environmental and Social Issues	As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social factors. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing an environmental or social topic material to the company would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, available at ssga.com/about-us/asset-stewardship.html.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care. .

* Pensions & Investments Research Center, as of December 31, 2021.

†  This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

ssga.com

Marketing communication

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense —Tour A —La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in

Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 —REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325

Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No.

2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA

unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1482395-3479907.3.1.GBL.RTL 0323

Exp. Date: 03/31/2024

March 2023

Continental Europe

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ Proxy Voting and Engagement Guidelinesi for Continental Europe outline our approach to voting and engaging with companies listed on stock exchanges in European markets, excluding the United Kingdom and Ireland. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which outline our overall approach to voting and engaging with companies, and State Street Global Advisors’ Conflicts Mitigation Guidelines, which provide information about managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.

i

These Proxy Voting and Engagement Guidelines (the “Guidelines”) are also applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street Corporation. Additionally, State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with the Global Proxy Voting and Engagement Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets.

State Street Global Advisors’ Proxy Voting and Engagement Guidelines for Continental Europe address our market-specific approaches to topics including directors and boards, accounting and audit-related issues, capital structure, reorganization and mergers, remuneration, and other governance-related issues.

When voting and engaging with companies in European markets, we consider market-specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country-specific best practice guidelines and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting principles.

In our analysis and research into corporate governance issues at European companies, we expect all companies at a minimum to comply with guidance issued by the European Commission and country-specific governance codes. Consistent with the “comply-or-explain” expectations commonly established by guidance and codes, we encourage companies to proactively disclose their level of compliance with applicable provisions and requirements. In cases of non-compliance, and when companies cannot explain the nuances of their governance structures effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise in order to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagements to address significant shareholder concerns and issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and Europe, Middle East and Africa (“EMEA”) investment teams, collaborating on issuer engagements and providing input on company-specific fundamentals.

Directors and Boards	Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and providing guidance on strategic matters, overseeing executive management, to selecting the CEO and other senior executives, creating a succession plan for the board and management, and providing effective risk oversight, including of risks related to sustainability issues. Further, we believe good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

We believe that a well-constituted board of directors with a balance of skills, expertise and independence, provides the foundations for a well-governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the (re-)election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise.

In our analysis of boards, we consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint.

We may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities (e.g. fraud, criminal wrongdoing and/or breach of fiduciary responsibilities).

Board Independence

In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. We believe a sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

Our broad criteria for director independence in European companies include factors such as:

• Participation in related-party transactions and other business relations with the company

• Employment history with the company

• Relations with controlling shareholders

• Family ties with any of the company’s advisers, directors or senior employees

• Serving as an employee or government representative

• Overall average board tenure and individual director tenure at issuers with classified and de-classified boards, respectively, and

• Company classification of a director as non-independent

While overall board independence requirements and board structures differ from market to market, we consider voting against directors we deem non-independent if overall board independence is below 33 percent or if overall independence level is below 50 percent after excluding employee representatives and/or directors elected in accordance with local laws who are not elected by shareholders. We may withhold support for a proposal to discharge the board if a company does not meet adequate governance standards or board level independence.

Separation Chair/CEO	We also assess the division of responsibilities between chair and CEO on a case-by-case basis, giving consideration to factors such as overall level of independence on the board and general corporate governance standards in the company. However, we may take voting action against the chair or members of the nominating committee at the STOXX Europe 600 companies that have combined the roles of chair and CEO and have not appointed an independent deputy chair or a lead independent director.

Director Time Commitments	When voting on the election or re-election of a director, we also consider the number of outside board directorships a non-executive and an executive may undertake. Thus, State Street Global Advisors may take voting action against a director who exceeds the number of board mandates listed below:

• Named Executive Officers (NEOs) of a public company who sit on more than two public company boards

• Non-executive board chairs or lead independent directors who sit on more than three public company boards

• Director nominees who sit on more than four public company boards

For non-executive board chairs/lead independent directors and director nominees who hold excessive commitments, as defined above, we may consider waiving our policy and vote in support of a director if a company discloses its director commitment policy in a publicly available manner (e.g., corporate governance guidelines, proxy statement, company website). This policy or associated disclosure must include:

• A numerical limit on public company board seats a director can serve on

– This limit cannot exceed our policy by more than one seat

• Consideration of public company board leadership positions (e.g., Committee Chair)

• Affirmation that all directors are currently compliant with the company policy

• Description of an annual policy review process undertaken by the Nominating Committee to evaluate outside director time commitments

If a director is imminently leaving a board and this departure is disclosed in a written, time-bound and publicly-available manner, we may consider waiving our withhold vote when evaluating the director for excessive time commitments.

Service on a mutual fund board, the board of a UK investment trust or a Special Purpose Acquisition Company (SPAC) board is not considered when evaluating directors for excessive commitments. However, we do expect these roles to be considered by nominating committees when evaluating director time commitments.

Director Attendance at Board Meetings

We also consider attendance at board meetings and may withhold votes from directors who attend less than 75 percent of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold. In addition, we monitor other factors that may influence the independence of a non-executive director, such as performance-related pay, cross-directorships and significant shareholdings. Moreover, we may vote against the election of a director whose biographical disclosures are insufficient to assess his or her role on the board and/or independence.

Board Gender Diversity

We expect boards of all listed companies to have at least one female board member and the boards of STOXX 600 companies to be composed of at least 30 percent women directors. If a company does not meet the applicable expectation, State Street Global Advisors may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee. Additionally, if a company does not meet the applicable expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee or those persons deemed responsible for the nomination process.

We may waive this voting guideline if a company engages with State Street Global Advisors and provides a specific, timebound plan for either reaching the 30-percent threshold (STOXX 600) or for adding a woman director (non-STOXX 600).

Length of Board Terms

Although we generally are in favour of the annual election of directors, we recognise that director terms vary considerably in different European markets. We may vote against article/bylaw changes that seek to extend director terms. In addition, we may vote against directors in certain markets if their terms extend beyond four years.

Board Committees

We believe companies should have relevant board level committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence, and assessing effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors. We expect companies to have remuneration committees to provide independent oversight of executive pay. We may vote against nominees who are executive members of audit or remuneration committees.

In certain European markets, it is not uncommon for the election of directors to be presented in a single slate. In these cases, where executives serve on the audit or the remuneration committees, we may vote against the entire slate.

Board Responsiveness to High Dissent Against Pay Proposals	Poorly-structured executive remuneration plans pose increasing reputational risk to companies. Ongoing high levels of dissent against a company’s remuneration proposals may indicate that the company is not receptive to investor concerns. If the level of dissent against a company’s remuneration report and/or remuneration policy is consistently high, and we have determined that a vote against a remuneration-related proposal is warranted in the third consecutive year, we may vote against the Chair of the remuneration committee.

Climate-related Disclosure

State Street Global Advisors finds that the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD) provide the most effective framework for disclosure of climate-related risks and opportunities.

As such, we may take voting action against companies in the STOXX 600 that fail to provide sufficient disclosure regarding climate-related risks and opportunities related to that company, or board oversight of climate-related risks and opportunities, in accordance with the TCFD framework.

Indemnification and Limitations on Liability

Generally, we support proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law if a director has not acted in bad faith, with gross negligence, or with reckless disregard of the duties involved in the conduct of his or her office.

Shareholder Rights

Virtual/Hybrid Shareholder Meetings

As a result of the COVID-19 pandemic, companies are increasingly conducting their shareholder meetings in a virtual or hybrid format. While we are encouraged by the success of virtual and hybrid shareholder meetings, companies and shareholders must remain vigilant in continuing to improve their virtual shareholder meeting practices.

Recognizing the success of virtual and hybrid shareholder meetings and a shifting regulatory environment, we will generally support proposals that grant boards the right to hold shareholder meetings in a virtual or hybrid format as long as companies uphold the following best practices:

• Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders

• Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders

• Provide a written record of all questions posed during the meeting, and

• Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices

If a company breaches of any of the criteria above, we may vote against the Chair of the nominating committee.

Accounting and Audit-Related Issues	Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting up an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors

We believe that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or re-appoint them at the annual meeting. When appointing external auditors and approving audit fees, we consider the level of detail in company disclosures; we will generally not support such resolutions if adequate breakdown is not provided and if non-audit fees are more than 50 percent of audit fees. In addition, we may vote against members of the audit committee if we have concerns with audit-related issues or if the level of non-audit fees to audit fees is significant. We may consider auditor tenure when evaluating the audit process in certain circumstances.

Limit Legal Liability of External Auditors	We generally oppose limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

Approval of Financial Statements

We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we may vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

Capital Structure, Reorganization, and Mergers In some European markets, differential voting rights continue to exist. State Street Global Advisors supports the one-share, one-vote policy and favors a share structure where all shares have equal voting rights. We believe pre-emption rights should be introduced for shareholders in order to provide adequate protection from excessive dilution from the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

Unequal Voting Rights	We generally oppose proposals authorizing the creation of new classes of common stock with superior voting rights. We will generally oppose the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights. In addition, we will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders. We support proposals to abolish voting caps and capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Increase in Authorized Capital	The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders’ ability to monitor returns and to ensure capital is deployed efficiently. We support capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares whilst disapplying pre-emption rights, we may vote against if such authorities are greater than 20 percent of the issued share capital. We may also vote against resolutions that seek authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we oppose capital issuance proposals greater than 100 percent of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs	We typically support proposals to repurchase shares; however, there are exceptions in some cases. We do not support repurchases if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, the range of premium/discount to market price at which the company can repurchase shares, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Dividends	We generally support dividend payouts that constitute 30 percent or more of net income. We may vote against the dividend payouts if the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company’s financial position. Particular attention will be paid to cases in which the payment may damage the company’s long-term financial health.

Related-Party Transactions	Some companies in European markets have a controlled ownership structure and complex cross-shareholdings between subsidiaries and parent companies (“related companies”). Such structures may result in the prevalence of related-party transactions between the company and its various stakeholders, such as directors and management, subsidiaries and shareholders. In markets where shareholders are required to approve such transactions, we expect companies to provide details of the transaction, such as the nature, the value and the purpose of such a transaction. We also encourage independent directors to ratify such transactions. Further, we encourage companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Mergers and Acquisitions	Mergers or restructurings often involve proposals relating to reincorporation, restructurings, mergers, liquidation and other major changes to the corporation. Proposals will be supported if they are in the best interest of the shareholders, which is demonstrated by enhancing share value or improving the effectiveness of the company’s operations. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights are not supported.

We will generally support transactions that maximize shareholder value. Some of the considerations include:

• Offer premium

• Strategic rationale

• Board oversight of the process for the recommended transaction, including director and/or management conflicts of interest

• Offers made at a premium and where there are no other higher bidders

• Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

• Offers with potentially damaging consequences for minority shareholders because of illiquid stock

• Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

• The current market price of the security exceeds the bid price at the time of voting.

Anti-Takeover Measures	European markets have diverse regulations concerning the use of share issuances as takeover defenses, with legal restrictions lacking in some markets. We support the one-share, one-vote policy. For example, dual-class capital structures entrench certain shareholders and management, insulating them from possible takeovers. We oppose unlimited share issuance authorizations because they can be used as anti-takeover devices. They have the potential for substantial voting and earnings dilution. We also monitor the duration of time for authorities to issue shares, as well as whether there are restrictions and caps on multiple issuance authorities during the specified time periods. We oppose antitakeover defenses, such as authorities for the board when subject to a hostile takeover to issue warrants convertible into shares to existing shareholders.
Remuneration

Executive Pay	Despite the differences among the various types of plans and awards, there is a simple underlying philosophy that guides our analysis of executive pay: there should be a direct relationship between remuneration and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach.

Equity Incentives Plans	We may not support proposals regarding equity-based incentive plans where insufficient information is provided on matters, including grant limits, performance metrics, performance and vesting periods, and overall dilution. Generally, we do not support options under such plans being issued at a discount to market price or plans that allow for retesting of performance metrics.

Non-Executive Director Pay	In European markets, proposals seeking shareholder approval for non-executive directors’ fees are generally not controversial. We typically support resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether the fees are excessive relative to fees paid by comparable companies. We will evaluate any non-cash or performance-related pay to non-executive directors on a company-by-company basis.

Risk Management

We believe that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion regarding the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with the political and economic landscape or as companies diversify or expand their operations into new areas.

As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively assess the risk of our clients’ portfolios and the broader market, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.

Consistent with this perspective, we may seek to engage with our portfolio companies to better understand how their boards are overseeing risks and opportunities the company has deemed to be material to its business or operations. If we believe a company has failed to implement and communicate effective oversight of these risks, we may consider voting against the directors responsible.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social factors. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing an environmental or social topic material to the company would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, available at ssga.com/about-us/asset-stewardship.html.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.

†  This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

ssga.com

Marketing communication

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global

Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s

Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of

Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2.

State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage,100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92.

Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of

Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2.

Hong Kong: State Street Global Advisors Asia Limited,

68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland.

Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 —REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities

Dealers’ Association. Netherlands: State Street

Global Advisors Netherlands,

Apollo Building 7th floor, Herikerbergweg

29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global

Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of

Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1482701-3479909.3.1.GBL.RTL 0323 Exp. Date: 03/31/2024

March 2023

Japan

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ Proxy Voting and Engagement Guidelinesi for Japan outline our approach to voting and engaging with companies listed on stock exchanges in Japan. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which outline our overall approach to voting and engaging with companies, and State Street Global Advisors’ Conflicts Mitigation Guidelines, which provide information about managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.

i

These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc.. SSGA Funds Management, Inc.is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

State Street Global Advisors’ Proxy Voting and Engagement Guidelines for Japan address our market-specific approaches to topics including directors and boards, accounting and audit-related issues, capital structure, remuneration and mergers, compensation, and other governance-related issues. When voting and engaging with companies in global markets, we consider market-specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect all companies to observe the relevant laws and regulations of their respective markets, as well as any country-specific best practice guidelines and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting principles.

With companies in Japan, State Street Global Advisors takes into consideration the unique aspects of Japanese corporate governance structures. We recognize that under Japanese corporate law, companies may choose between three structures of corporate governance: the statutory auditor system, the committee structure and the hybrid structure.

Most Japanese boards predominantly consist of executives and non-independent outsiders affiliated through commercial relationships or cross-shareholdings. Nonetheless, when evaluating companies, State Street Global Advisors expects the boards of Japanese companies to address conflicts of interest and risk management, and to demonstrate an effective process for monitoring management.

Regardless of the corporate governance structure a company adopts, we expect all companies at a minimum to comply with Japan’s Corporate Governance Code (the “Code”). Consistent with the ‘comply or explain’ expectations established by the Code, we encourage companies to proactively disclose their level of compliance with the Code. In instances of non-compliance, and when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and Asia-Pacific (“APAC”) Investment Teams, collaborating on issuer engagements and providing input on company-specific fundamentals.

Directors and Boards	Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and providing guidance on strategic matters, overseeing executive management, to selecting the CEO and other senior executives, creating a succession plan for the board and management, and providing effective risk oversight, including of risks related to sustainability issues. Further, we believe good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

State Street Global Advisors believes that a well-constituted board of directors with a balance of skills, expertise and independence provides the foundation for a well-governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the (re-)election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise.

Japanese companies have the option of having a traditional board of directors with statutory auditors, a board with a committee structure, or a hybrid board with a board level audit committee. We will generally support companies that seek shareholder approval to adopt a committee or hybrid board structure.

Most Japanese issuers prefer the traditional statutory auditor structure. Statutory auditors act in a quasi-compliance role, as they are not involved in strategic decision-making, nor are they part of the formal management decision process. Statutory auditors attend board meetings, but do not have voting rights at the board; however, they have the right to seek an injunction and conduct broad investigations of unlawful behavior in the company’s operations.

State Street Global Advisors will support the election of statutory auditors unless the outside statutory auditor nominee is regarded as non-independent based on our criteria, the outside statutory auditor has attended less than 75 percent of meetings of the board of directors or the board of statutory auditors during the year under review, or the statutory auditor has been remiss in the performance of their oversight responsibilities (fraud, criminal wrongdoing, and breach of fiduciary responsibilities).

Board Independence

In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions that are necessary to protect shareholder interests.

We believe that boards of TOPIX 500 companies should have at least three independent directors and be at least one-third independent. Otherwise, we may oppose the board leader who is responsible for the director nomination process.

For non-TOPIX 500 companies, we may oppose the board leader if the board does not have at least two independent directors. For companies with a committee structure or a hybrid board structure, we also take into consideration the overall independence level of the committees.

In determining director independence, we consider the following factors:

•  Participation in related-party transactions and other business relations with the company

•  Past employment with the company

•  Professional services provided to the company

•  Family ties with the company

Regardless of board structure, we may oppose the election of a director for the following reasons:

•  Failure to attend board meetings

•  In instances of egregious actions related to a director’s service on the board

Board Gender Diversity

We expect boards of all listed companies to have at least one female board member. If a company does not meet this expectation, State Street Global Advisors may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee. Additionally, if a company does not meet this expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee or those persons deemed responsible for the nomination process.

We may waive this voting guideline if a company engages with State Street Global Advisors and provides a specific, timebound plan for adding at least one woman to its board.

Climate-related Disclosures

State Street Global Advisors finds that the recommendations of the Taskforce on Climate-related Financial Disclosures (TCFD) provide the most effective framework for disclosure of climate-related risks and opportunities.

As such, we take voting action against companies in the TOPIX 100 that fail to provide sufficient disclosure regarding climate-related risks and opportunities related to that company, or board oversight of climate-related risks and opportunities, in accordance with the TCFD framework.

Indemnification and Limitations on Liability	Generally, State Street Global Advisors supports proposals to limit directors’ and statutory auditors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. We believe limitations and indemnification are necessary to attract and retain qualified directors.

Shareholder Rights

Virtual/Hybrid Shareholder Meetings	As a result of the COVID-19 pandemic, companies are increasingly conducting their shareholder meetings in a virtual or hybrid format. While we are encouraged by the success of virtual and hybrid shareholder meetings, companies and shareholders must remain vigilant in continuing to improve their virtual shareholder meeting practices.

Recognizing the success of virtual and hybrid shareholder meetings and a shifting regulatory environment, we will generally support proposals that grant boards the right to hold shareholder meetings in a virtual or hybrid format as long as companies uphold the following best practices:

• Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders

• Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders

• Provide a written record of all questions posed during the meeting, and

• Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices

If a company breaches of any of the criteria above, we may vote against the Chair of the nominating committee.

Accounting and Audit- Related Issues	State Street Global Advisors believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should have the opportunity to vote on the appointment of the auditor at the annual meeting.

Ratifying External Auditors	We generally support the appointment of external auditors unless the external auditor is perceived as being non-independent and there are concerns about the accounts presented and the audit procedures followed.

Approval of Financial Statements	We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we may vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

Limiting Legal Liability of External Auditors	We generally oppose limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

Capital Structure, Reorganization, and Mergers

Unequal Voting Rights	State Street Global Advisors supports the “one-share, one-vote” policy and favors a share structure where all shares have equal voting rights. We support proposals to abolish voting caps or multiple voting rights and will oppose measures to introduce these types of restrictions on shareholder rights.

We generally oppose proposals authorizing the creation of new classes of common stock with superior voting rights. We will generally oppose new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, we will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders.

However, we will support capitalization changes that eliminate other classes of stock and/ or unequal voting rights.

Share Capital Increases	We believe pre-emption rights should be introduced for shareholders. This can provide adequate protection from excessive dilution due to the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

Increase in Authorized Capital	We generally support increases in authorized capital where the company provides an adequate explanation for the use of shares. In the absence of an adequate explanation, we may oppose the request if the increase in authorized capital exceeds 100 percent of the currently authorized capital. Where share issuance requests exceed our standard threshold, we will consider the nature of the specific need, such as mergers, acquisitions and stock splits.

Dividends	We generally support dividend payouts that constitute 30 percent or more of net income. We may vote against a dividend payout if the dividend payout ratio has been consistently below 30 percent without adequate explanation or if the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long-term financial health.

Share Repurchase Programs	Companies are allowed under Japan Corporate Law to amend their articles to authorize the repurchase of shares at the board’s discretion. We will oppose such amendments. We believe the company should seek shareholder approval for a share repurchase program at each year’s AGM, providing shareholders the right to evaluate the terms of the repurchase.

We generally support proposals to repurchase shares, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Mergers and Acquisitions	Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations and other major changes to the corporation. We will support proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations. In general, provisions that are deemed to be destructive to shareholders’ rights or financially detrimental will not be supported.

We evaluate mergers and structural reorganizations on a case-by-case basis. We will generally support transactions that we believe will maximize shareholder value. Some of the considerations include, but are not limited to, the following:

• Offer premium

• Strategic rationale

• Board oversight of the process for the recommended transaction, including director and/ or management conflicts of interest

• Offers made at a premium and where there are no other higher bidders

• Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

• Offers with potentially damaging consequences for minority shareholders because of illiquid stock

• Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

• Offers in which the current market price of the security exceeds the bid price at the time of voting

Anti-Takeover Measures	In general, State Street Global Advisors believes that adoption of poison pills that have been structured to protect management and to prevent takeover bids from succeeding is not in shareholders’ interest. A shareholder rights plan may lead to management entrenchment. It may also discourage legitimate tender offers and acquisitions. Even if the premium paid to companies with a shareholder rights plan is higher than that offered to unprotected firms, a company’s chances of receiving a takeover offer in the first place may be reduced by the presence of a shareholder rights plan.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported.

Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

In evaluating the adoption or renewal of a Japanese issuer’s shareholder rights plans (“poison pill”), we consider the following conditions: (i) release of proxy circular with details of the proposal with adequate notice in advance of meeting, (ii) minimum trigger of over 20 percent, (iii) maximum term of three years, (iv) sufficient number of independent directors, (v) presence of an independent committee, (vi) annual election of directors, and (vii) lack of protective or entrenchment features. Additionally, we consider the length of time that a shareholder rights plan has been in effect.

In evaluating an amendment to a shareholder rights plan (“poison pill”), in addition to the conditions above, we will also evaluate and consider supporting proposals where the terms of the new plan are more favorable to shareholders’ ability to accept unsolicited offers.

“Cross-shareholdings”

“Cross-Shareholdings” are a long-standing feature of the balance sheets of many Japanese companies, but, in our view, can be detrimental for corporate governance practices and ultimately shareholder returns.

Therefore, State Street Global Advisors may vote against the board leader at those TOPIX 500 companies where the “cross-shareholdings” (strategic listed shares) held by a company exceed 30 percent of the company’s net assets (as in the securities report disclosed for the previous fiscal year).

We may waive the guideline if a company engages with State Street Global Advisors and provides a specific, timebound, and publicly available plan for reducing its exposure to “cross-shareholdings”:

• To less than 30% by 2025; or

• By 50% of current level by 2025

Compensation	In Japan, excessive compensation is rarely an issue. Rather, the problem tends to be the lack of connection between pay and performance. Fixed salaries and cash retirement bonuses tend to comprise a significant portion of the compensation structure while performance-based pay is generally a small portion of the total pay. State Street Global Advisors, where possible, seeks to encourage the use of performance-based compensation in Japan as an incentive for executives and as a way to align interests with shareholders.

Adjustments to Aggregate Compensation Ceiling for Directors	Remuneration for directors in Japan is generally reasonable. Typically, each company sets the director compensation parameters as an aggregate, thereby limiting the total pay to all directors. When requesting a change, a company must disclose the last time the ceiling was adjusted, and management provides the rationale for the ceiling increase. We will generally support proposed increases to the ceiling if the company discloses the rationale for the increase. We may oppose proposals to increase the ceiling if there has been corporate malfeasance or sustained poor performance.

Annual Bonuses for Directors/Statutory Auditors	In Japan, since there are no legal requirements that mandate companies to seek shareholder approval before awarding a bonus, we believe that existing shareholder approval of the bonus should be considered best practice. As a result, we support management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.

Retirement Bonuses for Directors/Statutory Auditors	While many companies in Japan have abolished the practice where retirement bonuses, based upon tenure, make up a sizeable portion of directors and auditors’ lifetime compensation, there remain many proposals seeking shareholder approval for the total amounts paid to directors and statutory auditors as a whole. In general, we support these payments unless the recipient is an outsider or in instances where the amount is not disclosed.

Stock Plans	Most option plans in Japan are conservative, particularly at large companies. Japanese corporate law requires companies to disclose the monetary value of the stock options for directors and/or statutory auditors. Some companies do not disclose the maximum number of options that can be issued per year and shareholders are unable to evaluate the dilution impact. In this case, we cannot calculate the dilution level and, therefore, we may oppose such plans due to poor disclosure. We also oppose plans that allow for the repricing of options.

Deep Discount Options	As Japanese companies move away from the retirement bonus system, deep discount options plans have become more popular. Typically, the exercise price is set at JPY 1 per share. We evaluate deep discount options using the same criteria used to evaluate stock options and consider the vesting period.

Risk Management	We believe that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion regarding the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with the changing political and economic landscape or as companies diversify or expand their operations into new areas.

As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively assess the risk of our clients’ portfolios and the broader market, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.

Consistent with this perspective, we may seek to engage with our portfolio companies to better understand how their boards are overseeing risks and opportunities the company has deemed to be material to its business or operations. If we believe a company has failed to implement and communicate effective oversight of these risks, we may consider voting against the directors responsible.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social factors. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we investon behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing an environmental or social topic material to the company would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, available at ssga.com/about-us/asset-stewardship.html.

General/Routine

Expansion of Business Activities	Japanese companies’ articles of incorporation strictly define the types of businesses in which a company is permitted to engage. In general, State Street Global Advisors views proposals that expand and diversify the company’s business activities as routine and non-contentious. We will monitor instances in which there has been an inappropriate acquisition and diversification away from the company’s main area of competence that resulted in a decrease of shareholder value.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.

† This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

ssga.com

Marketing communications

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central

Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment

Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1482398-3479913.3.1.GBL.RTL 0323

Exp. Date: 03/31/2024

March 2023

North America (United States & Canada)

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ Proxy Voting and Engagement Guidelinesi for North America outline our approach to voting and engaging with companies listed on stock exchanges in the United States and Canada. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which outline our overall approach to voting and engaging with companies, and State Street Global Advisors’ Conflicts Mitigation Guidelines, which provide information about managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.

i

These Proxy Voting and Engagement Guidelines (the “Guidelines”) are also applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street Corporation. Additionally, State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with the Global Proxy Voting and Engagement Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets.

State Street Global Advisors’ Proxy Voting and Engagement Guidelines for North America (United States [“US”] and Canada) address our market-specific approaches to topics including directors and boards, accounting and audit related issues, capital structure, reorganization and mergers, compensation, and other governance-related issues.

When voting and engaging with companies in global markets, we consider market-specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country specific best practice guidelines and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting principles.

In our analysis and research into corporate governance issues in North America, we expect all companies to act in a transparent manner and to provide detailed disclosure on board profiles, related-party transactions, executive compensation, and other governance issues that impact shareholders’ long-term interests. Further, as a founding member of the Investor Stewardship Group (“ISG”), we proactively monitor companies’ adherence to the Corporate Governance Principles for US listed companies (the “Principles”). Consistent with the “comply-or-explain” expectations established by the Principles, we encourage companies to proactively disclose their level of compliance with the Principles. In instances of non-compliance, and when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy	In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagements to address significant shareholder concerns and issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and various other investment teams, collaborating on issuer engagements and providing input on company-specific fundamentals.

Directors and Boards	Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and providing guidance on strategic matters, overseeing executive management, to selecting the CEO and other senior executives, creating a succession plan for the board and management, and providing effective risk oversight, including of risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

State Street Global Advisors believes that a well-constituted board of directors, with a balance of skills, expertise, and independence, provides the foundations for a well-governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the (re-)election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise.

In our analysis of boards, we consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues, such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint.

In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. We believe a sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

Director-related proposals include issues submitted to shareholders that deal with the composition of the board or with members of a corporation’s board of directors. In deciding the director nominee to support, we consider numerous factors.

Director Elections	Our director election guideline focuses on companies’ governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors we consider when evaluating governance practices include, but are not limited to the following:

• Shareholder rights

• Board independence

• Board structure

If a company demonstrates appropriate governance practices, we believe a director should be classified as independent based upon the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board should meet the minimum standards of independence. Accordingly, we may vote against a nominee at a company with appropriate governance practices if the director is classified as non-independent under relevant listing standards or local market practice and serves on a key committee of the board (compensation, audit, nominating, or committees required to be fully independent by local market standards).

Conversely, if a company demonstrates negative governance practices, State Street Global Advisors believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based upon the following classification standards:

• Is the nominee an employee of or related to an employee of the issuer or its auditor?

• Does the nominee provide professional services to the issuer?

• Has the nominee attended an appropriate number of board meetings?

• Has the nominee received non-board related compensation from the issuer?

In the US market where companies demonstrate negative governance practices, these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, we may vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.

Additionally, we may withhold votes from directors based on the following:

•  Overall average board tenure is excessive. In assessing excessive tenure, we consider factors such as the preponderance of long tenured directors, board refreshment practices, and classified board structures

• Directors attend less than 75 percent of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold

• Directors of companies that have not been responsive to a shareholder proposal that received a majority shareholder support at the last annual or special meeting

• Consideration can be warranted if management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s)

•  Directors of companies have unilaterally adopted/ amended company bylaws that negatively impact our shareholder rights (such as fee-shifting, forum selection, and exclusion service bylaws) without putting such amendments to a shareholder vote

• Compensation committee members where there is a weak relationship between executive pay and performance over a five-year period

• Audit committee members if non-audit fees exceed 50 percent of total fees paid to the auditors

• Directors who appear to have been remiss in their duties

Board Gender Diversity

We expect boards of all listed companies to have at least one female board member and the boards of Russell 3000 companies to be composed of at least 30 percent women directors. If a company does not meet the applicable expectation, State Street Global Advisors may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee. Additionally, if a company does not meet the applicable expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee or those persons deemed responsible for the nomination process.

We may waive this voting guideline if a company engages with State Street Global Advisors and provides a specific, timebound plan for either reaching the 30-percent threshold (Russell 3000) or for adding a woman director (non-Russell 3000).

Board Racial/Ethnic Diversity

We believe effective board oversight of a company’s long-term business strategy necessitates a diversity of perspectives, especially in terms of gender, race and ethnicity. If a company in the Russell 1000 does not disclose, at minimum, the gender, racial and ethnic composition of its board, we may vote against the Chair of the nominating committee. We may withhold support from the Chair of the nominating committee also when a company in the S&P 500 does not have at least one director from an underrepresented racial/ethnic community on its board.

Workforce Diversity

We may vote against the Chair of the compensation committee at companies in the S&P 500 that do not disclose their EEO-1 reports. Acceptable disclosures include:

• The original EEO-1 report response

• The exact content of the report translated into custom graphics

Director Time Commitments

When voting on the election or re-election of a director, we also consider the number of outside board directorships that a non-executive and an executive may undertake. Thus, State Street Global Advisors may take voting action against a director who exceeds the number of board mandates listed below:

• Named Executive Officers (NEOs) of a public company who sit on more than two public company boards

• Non-executive board chairs or lead independent directors who sit on more than three public company boards

• Director nominees who sit on more than four public company boards

For non-executive board chairs/lead independent directors and director nominees who hold excessive commitments, as defined above, we may consider waiving our policy and vote in support of a director if a company discloses its director commitment policy in a publicly available manner (e.g., corporate governance guidelines, proxy statement, company website). This policy or associated disclosure must include:

• A numerical limit on public company board seats a director can serve on

– This limit cannot exceed our policy by more than one seat

• Consideration of public company board leadership positions (e.g., Committee Chair)

• Affirmation that all directors are currently compliant with the company policy

• Description of an annual policy review process undertaken by the Nominating Committee to evaluate outside director time commitments

If a director is imminently leaving a board and this departure is disclosed in a written, time-bound and publicly-available manner, we may consider waiving our withhold vote when evaluating the director for excessive time commitments.

Service on a mutual fund board, the board of a UK investment trust or a Special Purpose Acquisition Company (SPAC) board is not considered when evaluating directors for excessive commitments. However, we do expect these roles to be considered by nominating committees when evaluating director time commitments.

Climate-related Disclosures

State Street Global Advisors finds that the recommendations of the Taskforce on Climate-related Financial Disclosures (TCFD) provide the most effective framework for disclosure of climate-related risks and opportunities.

As such, we may take voting action against companies in the S&P 500 and S&P/TSX Composite that fail to provide sufficient disclosure regarding climate-related risks and opportunities related to that company, or board oversight of climate-related risks and opportunities, in accordance with the TCFD framework.

Director-Related Proposals	We generally vote for the following director-related proposals:

• Discharge of board members’ duties, in the absence of pending litigation, regulatory investigation, charges of fraud, or other indications of significant concern

• Proposals to restore shareholders’ ability in order to remove directors with or without cause

• Proposals that permit shareholders to elect directors to fill board vacancies

• Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid

We generally vote against the following director-related proposals:

• Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

• Proposals that relate to the “transaction of other business as properly comes before the meeting,” which extend “blank check” powers to those acting as proxy

• Proposals requiring two candidates per board seat

Majority Voting	We will generally support a majority vote standard based on votes cast for the election of directors.

We will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares cast) to pass or to repeal certain provisions.

Annual Elections	We generally support the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees, as well as the existence of a shareholder rights plan.

Cumulative Voting	We do not support cumulative voting structures for the election of directors.

Separation Chair/CEO	We analyze proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including the appointment of and role played by a lead director, a company’s performance, and the overall governance structure of the company.

However, we may take voting action against the chair or members of the nominating committee at S&P 500 companies that have combined the roles of chair and CEO and have not appointed a lead independent director.

Proxy Access	In general, we believe that proxy access is a fundamental right and an accountability mechanism for all long-term shareholders. We will consider proposals relating to proxy access on a case-by-case basis. We will support shareholder proposals that set parameters to empower long-term shareholders while providing management the flexibility to design a process that is appropriate for the company’s circumstances.
We will review the terms of all other proposals and will support those proposals that have been introduced in the spirit of enhancing shareholder rights.

Considerations include the following:

•  The ownership thresholds and holding duration proposed in the resolution

•  The binding nature of the proposal

•  The number of directors that shareholders may be able to nominate each year

•  Company governance structure

•  Shareholder rights

•  Board performance

Age/Term Limits	Generally, we may vote against age and term limits unless the company is found to have poor board refreshment and director succession practices, and has a preponderance of non-executive directors with excessively long tenures serving on the board.

Approve Remuneration of Directors	Generally, we will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.

Indemnification	Generally, we support proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Classified Boards	We generally support annual elections for the board of directors.

Confidential Voting	We will support confidential voting.

Board Size	We will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Board Responsiveness	We may vote against the re-election of members of the compensation committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach. In addition, if the level of dissent against a management proposal on executive pay is consistently high, and we have determined that a vote against a pay-related proposal is warranted in the third consecutive year, we may vote against the Chair of the compensation committee.

Shareholder Rights

Virtual/Hybrid Shareholder Meetings	As a result of the COVID-19 pandemic, companies are increasingly conducting their shareholder meetings in a virtual or hybrid format. While we are encouraged by the success of virtual and hybrid shareholder meetings, companies and shareholders must remain vigilant in continuing to improve their virtual shareholder meeting practices.

Recognizing the success of virtual and hybrid shareholder meetings and a shifting regulatory environment, we will generally support proposals that grant boards the right to hold shareholder meetings in a virtual or hybrid format as long as companies uphold the following best practices:

• Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders

• Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders

• Provide a written record of all questions posed during the meeting, and

• Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices

If a company breaches of any of the criteria above, we may vote against the Chair of the nominating committee.

Accounting and Audit-Related Issues

Ratifying Auditors and Approving Auditor Compensation	We support the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. We deem audit fees to be excessive if the non-audit fees for the prior year constituted 50 percent or more of the total fees paid to the auditor. We will also support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

We will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.

Approval of Financial Statements

We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we may vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

Capital Structure	Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company.

The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, we support requests that are not unreasonably dilutive or enhance the rights of common shareholders. In considering authorized share proposals, the typical threshold for approval is 100percent over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.

Increase in Authorized Common Shares	In general, we support share increases for general corporate purposes up to 100 percent of current authorized stock.

We support increases for specific corporate purposes up to 100 percent of the specific need plus 50 percent of current authorized common stock for US and Canadian firms.

When applying the thresholds, we will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Increase in Authorized Preferred Shares	We vote on a case-by-case basis on proposals to increase the number of preferred shares.
Generally, we will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.
We will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). However, we may vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Unequal Voting Rights	We will not support proposals authorizing the creation of new classes of common stock with superior voting rights and may vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, we will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.

However, we will support capitalization changes that eliminate other classes of stock and/ or unequal voting rights.

Reorganization and Mergers	The reorganization of the structure of a company or mergers often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported.
In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.
We will generally support transactions that maximize shareholder value. Some of the considerations include the following:
• Offer premium
• Strategic rationale
• Board oversight of the process for the recommended transaction, including, director and/ or management conflicts of interest
• Offers made at a premium and where there are no other higher bidders
• Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:
• Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets
• Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders
• The current market price of the security exceeds the bid price at the time of voting

Anti-Takeover Issues	Typically, these are proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or to delete a provision that is deemed to have an anti-takeover effect. The majority of these proposals deal with management’s attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.
Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management may not be supported.
Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans	US: We will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.

In general, we may vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).
We will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20 percent, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” nor similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).
Canada: We analyze proposals for shareholder approval of a shareholder rights plan (“poison pill”) on a case-by-case basis taking into consideration numerous factors, including but not limited to, whether it conforms to ‘new generation’ rights plans and the scope of the plan.

Special Meetings	We will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their bylaws if:
• The company also does not allow shareholders to act by written consent
• The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25 percent of outstanding shares
We will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10 percent ownership threshold) the right to call for a special meeting in their bylaws if:
• The current ownership threshold to call for a special meeting is above 25 percent of outstanding shares
We will vote for management proposals related to special meetings.

Written Consent	We will vote for shareholder proposals on written consent at companies if:
• The company does not have provisions in their bylaws giving shareholders the right to call for a special meeting

• The company allows shareholders the right to call for a special meeting, but the current ownership threshold to call for a special meeting is above 25percent of outstanding shares
• The company has a poor governance profile

We will vote management proposals on written consent on a case-by-case basis.

Super-Majority	We will generally vote against amendments to bylaws requiring super-majority shareholder votes to pass or repeal certain provisions. We will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

Compensation	Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, the terms of the plan should be designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans that benefit participants only when the shareholders also benefit are those most likely to be supported.

Advisory Vote on Executive Compensation and Frequency	State Street Global Advisors believes executive compensation plays a critical role in aligning executives’ interest with shareholders’, attracting, retaining and incentivizing key talent, and ensuring positive correlation between the performance achieved by management and the benefits derived by shareholders. We support management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period. We seek adequate disclosure of various compensation elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy, and performance. Further shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance on an annual basis.

In Canada, where advisory votes on executive compensation are not commonplace, we will rely primarily upon engagement to evaluate compensation plans.

Employee Equity Award Plans	We consider numerous criteria when examining equity award proposals. Generally we do not vote against plans for lack of performance or vesting criteria. Rather the main criteria that will result in a vote against an equity award plan are:

Excessive voting power dilution To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. We review that number in light of certain factors, such as the industry of the issuer.

Historical option grants Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than five to eight percent are generally not supported.

Repricing We may vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.

Other criteria include the following:

• Number of participants or eligible employees

• The variety of awards possible

• The period of time covered by the plan

There are numerous factors that we view as negative. If combined they may result in a vote against a proposal. Factors include:

• Grants to individuals or very small groups of participants

• “Gun-jumping” grants which anticipate shareholder approval of a plan or amendment

• The power of the board to exchange “underwater” options without shareholder approval. This pertains to the ability of a company to reprice options, not the actual act of repricing described above

• Below market rate loans to officers to exercise their options

• The ability to grant options at less than fair market value;

• Acceleration of vesting automatically upon a change in control

• Excessive compensation (i.e. compensation plans which we deem to be overly dilutive)

Share Repurchases If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.

Companies will not have any such repurchase plan factored into the dilution calculation if they do not (i) clearly state the intentions of any proposed share buy-back plan, (ii) disclose a definitive number of the shares to be bought back, (iii) specify the range of premium/discount to market price at which a company can repurchase shares, and (iv) disclose the time frame during which the shares will be bought back.

162(m) Plan Amendments If a plan would not normally meet our criteria described above, but was primarily amended to add specific performance criteria to be used with awards that were designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then we will support the proposal to amend the plan.

Employee Stock Option Plans	We generally vote for stock purchase plans with an exercise price of not less than 85 percent of fair market value. However, we take market practice into consideration.

Compensation-Related Items	We generally support the following proposals:
• Expansions to reporting of financial or compensation-related information within reason

• Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

We generally vote against the following proposal:

• Retirement bonuses for non-executive directors and auditors

Miscellaneous/ Routine Items	We generally support the following miscellaneous/routine governance items:
• Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate

• Opting-out of business combination provision

• Proposals that remove restrictions on the right of shareholders to act independently of management

• Liquidation of the company if the company will file for bankruptcy if the proposal is not approved

• Shareholder proposals to put option repricings to a shareholder vote

•  General updating of, or corrective amendments to, charter and bylaws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

• Change in corporation name

• Mandates that amendments to bylaws or charters have shareholder approval

•  Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable

•  Repeals, prohibitions or adoption of anti-greenmail provisions

•  Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced and proposals to implement a reverse stock split to avoid delisting

• Exclusive forum provisions

State Street Global Advisors generally does not support the following miscellaneous/ routine governance items:

• Proposals requesting companies to adopt full tenure holding periods for their executives

• Reincorporation to a location that we believe has more negative attributes than its current location of incorporation

• Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable

• Proposals to approve other business when it appears as a voting item

• Proposals giving the board exclusive authority to amend the bylaws

• Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal

Risk Management	We believe that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion regarding the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with the changing political and economic landscape or as companies diversify or expand their operations into new areas.

As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively assess the risk of our clients’ portfolios and the broader market, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.

Consistent with this perspective, we may seek to engage with our portfolio companies to better understand how their boards are overseeing risks and opportunities the company has deemed to be material to its business or operations. If we believe a company has failed to implement and communicate effective oversight of these risks, we may consider voting against the directors responsible.

Environmental and Social Issues	As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social factors. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing an environmental or social topic material to the company would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, available at ssga.com/about-us/asset-stewardship.html.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.

*  Pensions & Investments Research Center, as of December 31, 2021.

†  This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

ssga.com

Marketing communications

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central

Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment

Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a

‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved. ID1482705-3479916.3.1.GBL.RTL 0323

Exp. Date: 03/31/2024

March 2023

Rest of the World

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ Proxy Voting and Engagement Guidelinesi for the Rest of the World outline our approach to voting and engaging with companies listed on stock exchanges in international markets not covered under specific country/regional Guidelines. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which outline our overall approach to voting and engaging with companies, and State Street Global Advisors’ Conflicts Mitigation Guidelines, which provide information about managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.

i

These Proxy Voting and Engagement Guidelines (the “Guidelines”) are also applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street Corporation. Additionally, State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with the Global Proxy Voting and Engagement Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets.

At State Street Global Advisors, we recognize that markets not covered under specific country/regional guidelines, specifically emerging markets, are disparate in their corporate governance frameworks and practices. While they tend to pose broad common governance issues, such as concentrated ownership, poor disclosure of financial and related-party transactions, and weak enforcement of rules and regulation, our Guidelines are designed to identify and to address specific governance concerns across the markets. We also evaluate the various factors that contribute to the corporate governance framework of a country. These factors include, but are not limited to: (i) the macroeconomic conditions and broader political system in a country; (ii) quality of regulatory oversight, enforcement of property and shareholder rights; and (iii) the independence of judiciary.

When voting and engaging with companies in global markets, we consider market-specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect all companies to observe the relevant laws and regulations of their respective markets, as well as any country-specific best practice guidelines and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting principles.

State Street Global Advisors’ Proxy Voting and Engagement Guidelines for the Rest of the World address our approaches to topics including directors and boards, accounting and audit-related issues, capital structure, reorganization and mergers, remuneration, and other governance-related issues.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy in Emerging Markets	State Street Global Advisors’ approach to proxy voting and issuer engagement in emerging markets is designed to increase the value of our clients’ investments through the mitigation of governance risks. The overall quality of the corporate governance framework in an emerging market country drives the level of governance risks investors assign to a country. Thus, improving the macro governance framework in a country may help to reduce governance risks and to increase the overall value of our clients’ holdings over time. In order to improve the overall governance framework and practices in a country, members of our Asset Stewardship Team endeavor to engage with representatives from regulatory agencies and stock markets to highlight potential concerns with the macro governance framework of a country. To help mitigate company-specific risk, the State Street Global Advisors Asset Stewardship Team works alongside members of the Active Fundamental and emerging market specialists to engage with emerging market companies on governance issues and address any specific concerns, or to get more information regarding shareholder items that are to be voted on at upcoming shareholder meetings. This integrated approach to engagement drives our proxy voting and engagement philosophy in emerging markets.

Directors and Boards	Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and providing guidance on strategic matters, overseeing executive management, to selecting the CEO and other senior executives, creating a succession plan for the board and management, and providing risk oversight, including of risks related to sustainability issues. Further, we believe good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

We believe that a well-constituted board of directors, with a good balance of skills, expertise and independence, provides the foundation for a well-governed company. However, several factors, such as low overall independence level requirements by market regulators, poor biographical disclosure of director profiles, prevalence of related-party transactions, and the general resistance from controlling shareholders to increase board independence, render the election of directors as one of the most important fiduciary duties we perform in emerging market companies.

Board Independence	We vote for the (re-)election of directors on a case-by-case basis after considering various factors, including board quality, general market practice and availability of information on director skills and expertise. We expect companies to meet minimum overall board independence standards, as defined in a local corporate governance code or market practice. Therefore, in several countries, we may vote against certain non-independent directors if overall board independence levels do not meet market standards.

Our broad criteria for director independence in emerging market companies include factors such as:

• Participation in related-party transactions

• Employment history with company

• Relations with controlling shareholders and employees

• Company classification of a director as non-independent

Board Committees	In some countries, market practice calls for the establishment of a board level audit committee. We believe an audit committee should be responsible for monitoring the integrity of the financial statements of a company and appointing external auditors. It should also monitor their qualifications, independence, effectiveness and resource levels. Based upon our desire to enhance the quality of financial and accounting oversight provided by independent directors, we expect that listed companies have an audit committee constituted of a majority of independent directors.

Board Gender Diversity	We expect boards of listed companies in all markets and indices to have at least one female board member. If a company does not meet this expectation, State Street Global Advisors may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee. Additionally, if a company does not meet this expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee or those persons deemed responsible for the nomination process.

We may waive this voting guideline if a company engages with State Street Global Advisors and provides a specific, timebound plan for adding at least one woman to its board.

Board Responsiveness to High Dissent against Pay Proposals	Poorly structured executive compensation plans pose increasing reputational risk to companies. Ongoing high level of dissent against a company’s compensation proposals may indicate that the company is not receptive to investor concerns. If the level of dissent against a company’s remuneration report and/or remuneration policy is consistently high, and we have determined that a vote against a pay-related proposal is warranted in the third consecutive year, we may vote against the Chair of the remuneration committee.

Climate-related Disclosures	State Street Global Advisors finds that the recommendations of the Taskforce on Climate-related Financial Disclosures (TCFD) provide the most effective framework for disclosure of climate-related risks and opportunities.

As such, we may take voting action against companies in the Hang Seng and Straits Times that fail to provide sufficient disclosure regarding climate-related risks and opportunities related to that company, or board oversight of climate-related risks and opportunities, in accordance with the TCFD framework.

Shareholder Rights

Virtual/Hybrid Shareholder Meetings	As a result of the COVID-19 pandemic, companies are increasingly conducting their shareholder meetings in a virtual or hybrid format. While we are encouraged by the success of virtual and hybrid shareholder meetings, companies and shareholders must remain vigilant in continuing to improve their virtual shareholder meeting practices.

Recognizing the success of virtual and hybrid shareholder meetings and a shifting regulatory environment, we will generally support proposals that grant boards the right to hold shareholder meetings in a virtual or hybrid format as long as companies uphold the following best practices:

• Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders

• Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders

• Provide a written record of all questions posed during the meeting, and

• Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices

If a company breaches of any of the criteria above, we may vote against the Chair of the nominating committee.

Accounting and Audit-Related Issues	The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. We believe that audit committees provide the necessary oversight for the selection and appointment of auditors, the company’s internal controls and the accounting policies, and the overall audit process.

Appointment of External Auditors	We believe that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or re-appointment at the annual meeting. We believe that it is imperative for audit committees to select outside auditors who are independent from management.

Approval of Financial Statements	We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we may vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

Capital Structure, Reorganization, and Mergers State Street Global Advisors believes that changes to a company’s capital structure, such as changes in authorized share capital, share repurchase and debt issuances, are critical decisions made by the board. We believe the company should have a business rationale that is consistent with corporate strategy and should not overly dilute its shareholders.

Related-Party Transactions	Most companies in emerging markets have a controlled ownership structure that often includes complex cross-shareholdings between subsidiaries and parent companies (“related companies”). As a result, there is a high prevalence of related-party transactions between the company and its various stakeholders, such as directors and management. In addition, inter-group loan and loan guarantees provided to related companies are some of the other related-party transactions that increase the risk profile of companies. In markets where shareholders are required to approve such transactions, we expect companies to provide details about the transaction, such as its nature, value and purpose. This also encourages independent directors to ratify such transactions. Further, we encourage companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Share Repurchase Programs	With regard to share repurchase programs, we expect companies to clearly state the business purpose for the program and a definitive number of shares to be repurchased.

Mergers and Acquisitions	Mergers or reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations and other major changes to the corporation. Proposals that are in the best interest of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights are not supported.

We evaluate mergers and structural reorganizations on a case-by-case basis. We generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to, the following:

• Offer premium

• Strategic rationale

• Board oversight of the process for the recommended transaction, including director and/ or management conflicts of interest

• Offers made at a premium and where there are no other higher bidders

• Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

• Offers with potentially damaging consequences for minority shareholders because of illiquid stock

• Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

• The current market price of the security exceeds the bid price at the time of voting

We will actively seek direct dialogue with the board and management of companies that we have identified through our screening processes. Such engagements may lead to further monitoring to ensure the company improves its governance or sustainability practices. In these cases, we believe the engagement process represents the most meaningful opportunity for State Street Global Advisors to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

Compensation	We consider it to be the board’s responsibility to set appropriate levels of executive remuneration. Despite the differences among the types of plans and the potential awards, there is a simple underlying philosophy that guides our analysis of executive remuneration: there should be a direct relationship between executive compensation and company performance over the long term. In emerging markets, we encourage companies to disclose information on senior executive remuneration.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach. With regard to director remuneration, we support director pay provided the amounts are not excessive relative to other issuers in the market or industry, and are not overly dilutive to existing shareholders.

Risk Management	We believe that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion regarding the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with a changing political and economic landscape or as companies diversify or expand their operations into new areas.

As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively assess the risk of our clients’ portfolios and the broader market, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.

Consistent with this perspective, we may seek to engage with our portfolio companies to better understand how their boards are overseeing risks and opportunities the company has deemed to be material to its business or operations. If we believe a company has failed to implement and communicate effective oversight of these risks, we may consider voting against the directors responsible.

Environmental and Social Issues	As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social factors. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing an environmental or social topic material to the company would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, available at ssga.com/about-us/asset-stewardship.html.

General/Routine Issues	Some of the other issues that are routinely voted on in emerging markets include approving the allocation of income and accepting financial statements and statutory reports. For these voting items, our guidelines consider several factors, such as historical dividend payouts, pending litigation, governmental investigations, charges of fraud, or other indication of significant concerns.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.

†  This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

ssga.com

Marketing communication

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A —La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay,

Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 —REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan,

Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate

EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1482392-3479918.3.1.GBL.RTL 0323 Exp. Date: 03/31/2024

March 2023

United Kingdom and Ireland

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ Proxy Voting and Engagement Guidelinesi for the United Kingdom and Ireland outline our approach to voting and engaging with companies listed on stock exchanges in the United Kingdom and Ireland. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which outline our overall approach to voting and engaging with companies, and State Street Global Advisors’ Conflicts Mitigation Guidelines, which provide information about managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.

i

These Proxy Voting and Engagement Guidelines (the “Guidelines”) are also applicable to SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street Corporation. Additionally, State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with the Global Proxy Voting and Engagement Principles; however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets.

State Street Global Advisors’ Proxy Voting and Engagement Guidelines for the United Kingdom (“UK”) and Ireland address our market-specific approach to topics including directors and boards, accounting and audit-related issues, capital structure, reorganization and mergers, remuneration, and other governance-related issues.
When voting and engaging with companies in global markets, we consider market-specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country-specific best practice guideliness and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting principles.
In our analysis and research into corporate governance issues in the UK and Ireland, we expect all companies that obtain a primary listing on the London Stock Exchange or the Irish Stock Exchange, regardless of domicile, to comply with the UK Corporate Governance Code (the “Code”), and proactively monitor companies’ adherence to the Code. Consistent with the ‘comply or explain’ expectations established by the Code, we encourage companies to proactively disclose their level of compliance with the Code. In instances of non-compliance in which companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy	In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and Europe, Middle East and Africa (“EMEA”) investment teams, collaborating on issuer engagements and providing input on company-specific fundamentals.

Directors and Boards	Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and providing guidance on strategic matters, overseeing executive management, to selecting the CEO and other senior executives, creating a succession plan for the board and management, and providing risk oversight, including of risks related to sustainability issues. Further, we believe good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.
We believe that a well-constituted board of directors, with a balance of skills, expertise and independence, provides the foundations for a well-governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the (re-)election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise.
We may also consider board performance and directors who appear to be remiss in the performance of their oversight responsibilities when analyzing their suitability for reappointment (e.g. fraud, criminal wrongdoing and breach of fiduciary responsibilities).

Board Independence	In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. We believe a sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

Our broad criteria for director independence for UK companies include factors such as:

• Participation in related-party transactions and other business relations with the company

• Employment history with company

• Excessive tenure and a preponderance of long-tenured directors

• Relations with controlling shareholders

• Family ties with any of the company’s advisers, directors or senior employees

• Company classification of a director as non-independent

Director Attendance at Board Meetings

We also consider attendance at board meetings and may withhold votes from directors who attend less than 75 percent of board meetings in a given year without appropriate explanation or providing reason for their failure to meet the attendance threshold. In addition, we monitor other factors that may influence the independence of a non-executive director, such as performance-related pay, cross-directorships and significant shareholdings.

Classified Boards	We support the annual election of directors.

Separation Chair/CEO	While we are generally supportive of having the roles of chair and CEO separated in the UK market, we assess the division of responsibilities between chair and CEO on a case-by-case basis, giving consideration to factors such as the company’s specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, we monitor for circumstances in which a combined chair/CEO is appointed or a former CEO becomes chair.

Board Committees	We believe companies should have committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, the appointment of external auditors, auditor qualifications and independence, and effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors. We expect companies to have remuneration committees to provide independent oversight over executive pay. We may vote against nominees who are executive members of audit or remuneration committees.

We consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and reviewing the balance of skills, knowledge, and experience of the board. It also ensures that adequate succession plans are in place for directors and the CEO. We may vote against the re-election of members of the nomination committee if, over time, the board has not addressed concerns over board structure or succession.

Poorly structured executive compensation plans pose increasing reputational risk to companies. Ongoing high level of dissent against a company’s compensation proposals may indicate that the company is not receptive to investor concerns. If the level of dissent against a company’s remuneration report and/or remuneration policy is consistently high, and we have determined that a vote against a pay-related proposal is warranted in the third consecutive year, we may vote against the Chair of the remuneration committee.

Board Gender Diversity	We expect boards of all listed companies to have at least one female board member and the boards of FTSE 350 companies to be composed of at least 30 percent women directors. If a company does not meet the applicable expectation, State Street Global Advisors may vote against the chair of the board’s nominating committee or the board leader in the absence of a nominating committee. Additionally, if a company does not meet the applicable expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee or those persons deemed responsible for the nomination process.

We may waive this voting guideline if a company engages with State Street Global Advisors and provides a specific, timebound plan for either reaching the 30-percent threshold (FTSE 350) or for adding a woman director (non-FTSE 350).

Board Racial/Ethnic Diversity	Effective board oversight of a company’s long-term business strategy necessitates a diversity of perspectives, especially in terms of gender, race and ethnicity. If a company in the FTSE 350 does not disclose, at minimum, the gender, racial and ethnic composition of its board, we may vote against the Chair of the nominating committee. We may withhold support from the Chair of the nominating committee also when a company in the FTSE 100 does not have at least one director from an underrepresented racial and/or ethnic community on its board.

Director Time Commitments	When voting on the election or re-election of a director, we also consider the number of outside board directorships a non-executive and an executive may undertake. Thus, State Street Global Advisors may take voting action against a director who exceeds the number of board mandates listed below:

• Named Executive Officers (NEOs) of a public company who sit on more than two public company boards

• Non-executive board chairs or lead independent directors who sit on more than three public company boards

• Director nominees who sit on more than four public company boards

For non-executive board chairs/lead independent directors and director nominees who hold excessive commitments, as defined above, we may consider waiving our policy and vote in support of a director if a company discloses its director commitment policy in a publicly available manner (e.g., corporate governance guidelines, proxy statement, company website). This policy or associated disclosure must include:

• A numerical limit on public company board seats a director can serve on

– This limit cannot exceed our policy by more than one seat

• Consideration of public company board leadership positions (e.g., Committee Chair)

• Affirmation that all directors are currently compliant with the company policy

• Description of an annual policy review process undertaken by the Nominating Committee to evaluate outside director time commitments

If a director is imminently leaving a board and this departure is disclosed in a written, time-bound and publicly-available manner, we may consider waiving our withhold vote when evaluating the director for excessive time commitments.

Service on a mutual fund board, the board of a UK investment trust or a Special Purpose Acquisition Company (SPAC) board is not considered when evaluating directors for excessive commitments. However, we do expect these roles to be considered by nominating committees when evaluating director time commitments.

Climate-related Disclosures	State Street Global Advisors finds that the recommendations of the Taskforce on Climate-related Financial Disclosures (TCFD) provide the most effective framework for disclosure of climate-related risks and opportunities.

As such, we may take voting action against companies in the FTSE 350 that fail to provide sufficient disclosure regarding climate-related risks and opportunities related to that company, or board oversight of climate-related risks and opportunities, in accordance with the TCFD framework.

Indemnification and Limitations on Liability	Generally, we support proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law. This holds if a director has not acted in bad faith, gross negligence, nor reckless disregard of the duties involved in the conduct of his or her office.

Shareholder Rights

Virtual/Hybrid Shareholder Meetings	As a result of the COVID-19 pandemic, companies are increasingly conducting their shareholder meetings in a virtual or hybrid format. While we are encouraged by the success of virtual and hybrid shareholder meetings, companies and shareholders must remain vigilant in continuing to improve their virtual shareholder meeting practices.

Recognizing the success of virtual and hybrid shareholder meetings and a shifting regulatory environment, we will generally support proposals that grant boards the right to hold shareholder meetings in a virtual or hybrid format as long as companies uphold the following best practices:

• Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders

• Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders

• Provide a written record of all questions posed during the meeting, and Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices

If a company breaches of any of the criteria above, we may vote against the Chair of the nominating committee.

Accounting and Audit-Related Issues

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors. Appointment of External Auditors

Appointment of External Auditors	State Street Global Advisors believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. When appointing external auditors and approving audit fees, we take into consideration the level of detail in company disclosures and will generally not support such resolutions if an adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, we may vote against members of the audit committee if we have concerns with audit-related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, we may consider auditor tenure when evaluating the audit process.

Limit Legal Liability of External Auditors	We generally oppose limiting the legal liability of audit firms because we believe this could create a negative impact on the quality of the audit function.

Approval of Financial Statements	We believe the disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we may vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

Capital Structure, Reorganization, and Mergers

Share Issuances	The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is essential to shareholders’ ability to monitor returns and to ensure capital is deployed efficiently. We support capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares without pre-emption rights, we may vote against if such authorities are greater than 20% of the issued share capital. We may also vote against resolutions that seek authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs	We generally support a proposal to repurchase shares. However, this is not the case if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, the range of premium/discount to market price at which a company can repurchase shares, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Dividends	We generally support dividend payouts that constitute 30% or more of net income. We may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation or the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long term financial health.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights and are not supported.

We will generally support transactions that maximize shareholder value. Some of the considerations include the following:

• Offer premium

• Strategic rationale

• Board oversight of the process for the recommended transaction, including, director and/ or management conflicts of interest

• Offers made at a premium and where there are no other higher bidders

• Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

• Offers with potentially damaging consequences for minority shareholders because of illiquid stock

• Offers in which we believe there is a reasonable prospect for an enhanced bid or other bidders

• The current market price of the security exceeds the bid price at the time of voting

Anti-Takeover Measures	We oppose anti-takeover defenses such as authorities for the board when subject to a hostile takeover to issue warrants convertible into shares to existing shareholders.

Notice Period to Convene a General Meeting	We expect companies to give as much notice as is practicable when calling a general meeting. Generally, we are not supportive of authorizations seeking to reduce the notice period to 14 days.

Remuneration

Executive Pay

Despite the differences among the types of plans and awards possible, there is a simple underlying philosophy that guides our analysis of executive pay: there should be a direct relationship between remuneration and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration policies and reports, we consider adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices or if the company has not been responsive to shareholder concerns.

Equity Incentive Plans	We may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance, vesting periods, and overall dilution. Generally we do not support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.

Non-Executive Director Pay	Authorities that seek shareholder approval for non-executive directors’ fees are generally not controversial. We typically support resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by comparable companies. We will evaluate any non-cash or performance related pay to non-executive directors on a company- by-company basis.

Risk Management

State Street Global Advisors believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight of the risk management process established by senior executives at a company. We allow boards to have discretion over how they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks that evolve in tandem with the with a changing political and economic landscape or as companies diversify their operations into new areas.

As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively assess the risk of our clients’ portfolios and the broader market, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.

Consistent with this perspective, we may seek to engage with our portfolio companies to better understand how their boards are overseeing risks and opportunities the company has deemed to be material to its business or operations. If we believe a company has failed to implement and communicate effective oversight of these risks, we may consider voting against the directors responsible.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social factors. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we aim to build long-term relationships with the issuers in which we invest on behalf of our clients and to address a broad range of topics relating to the promotion of long-term shareholder value creation. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing an environmental or social topic material to the company would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Factors, available at ssga.com/about-us/asset-stewardship.html.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.

†  This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

ssga.com

Marketing communication

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia.

T: +612 9240-7600. F: +612 9240-7611. Belgium: State

Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A —La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe

Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered

Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 —REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors

Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1482704-3479919.3.1.GBL.RTL 0323 Exp. Date: 03/31/2024

Guidance Asset Stewardship April 2023	Guidance on Managing Geopolitical Risk

As asset stewards, we are aware of the financial risks associated with geopolitical risk, including risks arising from unexpected conflict between or among nations. Where appropriate, we may seek to mitigate relevant risks through engagements and proxy voting.

Below is our guidance and approach to stewardship in such instances in an effort to protect shareholder value.

Guidance for Impacted Companies

We expect our portfolio companies that may be impacted by geopolitical risk to:

•  Manage and mitigate risks related to operating in impacted markets, which may include financial, sanctions, regulatory, and/or reputational risks, among others;

•  Strengthen board oversight of these efforts; and

•  Describe these efforts in public disclosures.

In addition to these conflict-specific expectations, our existing Guidance on Human Rights Disclosures & Practices applies to all companies in our portfolio.

Engagements	We may request engagements with portfolio companies that have been identified as having exposure to geopolitical risk. Our objective will be to understand how companies are disclosing and managing relevant sanctions, regulatory, reputational, human rights-related, and financial risks (e.g., disruptions to operations, supply chain, human capital management strategies), and to encourage alignment with our expectations.

Proxy Voting	We may consider using proxy voting to hold boards accountable for insufficient oversight of relevant risks, in line with our existing oversight expectations for directors.

Conclusion	This guidance is an example of the Asset Stewardship Team’s commitment to proactively managing risks to our portfolio in order to enhance long-term value for our clients. Please reach out to State Street Global Advisors’ Asset Stewardship Team at GovernanceTeam@ssga.com to request an engagement on this topic.

About State Street Global Advisors

Our clients are the world’s governments, institutions and financial advisors. To help them achieve their financial goals we live our guiding principles each and every day:

•  Start with rigor

•  Build from breadth

•  Invest as stewards

•  Invent the future

For four decades, these principles have helped us be the quiet power in a tumultuous investing world. Helping millions of people secure their financial futures. This takes each of our employees in 29 offices around the world, and a firm-wide conviction that we can always do it better. As a result, we are the world’s fourth-largest asset manager* with US $3.62 trillion† under our care.

*  Pensions & Investments Research Center, as of December 31, 2021.

†  This figure is presented as of March 31, 2023 and includes approximately $65.03 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

ssga.com

Marketing communications

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA).

This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801,

Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN

42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of

State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense – Tour A – La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41

92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global

Guidance on Managing Geopolitical Risk

Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global

Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number

49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global

Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81.

Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended April 12, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or

Guidance on Managing Geopolitical Risk

transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description

(including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is

not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1522578-4654606.2.1.GBL.RTL 0423 Exp. Date: 03/31/2024

Guidance on Managing Geopolitical Risk

Insights Asset Stewardship March 2023	Guidance on Climate-related Disclosures

At State Street Global Advisors, we believe that managing climate-related risks and opportunities is a key element in maximizing long-term risk-adjusted returns for our clients. As a result, we have a longstanding commitment to enhance investor-useful disclosure around this topic. We have encouraged our portfolio companies to report in accordance with recommendations of the Task Force for Climate-related Financial Disclosures (TCFD)[1] since we first endorsed the framework in 2017. Since then, companies have improved the quality and quantity of climate-related disclosure and investors have matured their expectations.

This guidance outlines our expectations with respect to the disclosure of climate-related risks and opportunities and our approach to voting and engagement on this important topic. We will continue to engage with portfolio companies to ensure investors receive the information needed to assess how companies are approaching climate-related risks and opportunities.

Our Expectations for Climate-related Disclosures	We expect all companies in our portfolios to offer public disclosures in accordance with the four pillars of the TCFD framework: Governance, Strategy, Risk Management, and Metrics and Targets.

	1	Governance The TCFD recommends companies describe the board’s oversight of, and management’s role in, assessing and managing climate-related risks and opportunities.

	2	Strategy The TCFD recommends companies describe identified climate-related risks and opportunities and the impact of these risks and opportunities on their businesses, strategy, and financial planning.

	3	Risk Management The TCFD recommends companies describe processes for identifying, assessing, and managing climate-related risks and describe how these processes are integrated into overall risk management.

	4	Metrics and Targets The TCFD recommends companies disclose metrics and targets used to assess and manage climate-related risks and opportunities.

Disclosure Expectations for Effective Climate Transition Plans	We believe it is our responsibility to provide portfolio companies that have adopted a climate transition plan with clarity on our expectations for effective climate transition plan disclosure.

In developing our climate transition plan disclosure expectations, our asset stewardship team conducted an in-depth assessment of existing disclosure frameworks and standards for relevant disclosures. We considered several factors (e.g., market adoption, usefulness for decision-making, applicability across sectors) and selected a core set of disclosure expectations for companies that have adopted climate transition plans.

We recognize that there is no one-size-fits-all approach to reaching net-zero and that climate-related risks and opportunities can be highly nuanced across and within industries. The expectations set out below serve to provide transparency on the core criteria we expect companies that have adopted a climate transition plan to address in their related disclosures.

Figure 1 Key Areas of Climate Transition Disclosure	Category	Disclosure Expectations for Companies that Have Adopted a Climate Transition Plan
	Ambition	•	Disclose what long-term climate ambition has been adopted by the company
	Targets	•	Disclose any interim GHG emissions reduction targets
		•	Disclose any commitment to align with temperature goals
	TCFD Disclosure	•	We promote adoption of TCFD-aligned disclosure
		•	Disclose any scenario analysis performed by the company
		•	Provide emissions reporting and assurance
	Decarbonization Strategy	•	Disclose how the company’s transition plan integrates into the company’s long-term strategy
		•	Discuss decarbonization actions
		•	Disclose carbon offsets utilization
		•	Discuss decarbonization across the value chain
	Capital Allocation Alignment	•	Disclose any integration of climate considerations into capital allocation decisions
		•	Disclose what capital expenditure is made on low carbon strategies
		•	Disclose the company’s approach to carbon pricing
		•	Disclose any investments in decarbonization
	Climate Policy Engagement	•	Disclose any climate change policies and positions
		•	Disclose any trade association review
	Climate Governance	•	Disclose board oversight of the climate transition plan
		•	Disclosure of management oversight of the climate transition plan
	Physical Risk	•	Disclose any physical risk assessment performed by the company
		•	Disclose the company’s physical risk management for identified risks
	Stakeholder Engagement	•	Disclose the company’s:
		–	Industry collaboration
		–	Investor engagement
		–	Climate expert engagement
		–	Internal engagement

Guidance on Climate-related Disclosures

Voting Incorporating Our Expectations into Our Proxy Voting Policies	With respect to voting on climate-related disclosure issues, we will first engage with companies related to our climate-related disclosure expectations outlined herein, focusing on companies and industries with the greatest risk and opportunity.

Director Elections

Climate-related Disclosure Expectations

State Street Global Advisors has implemented the following proxy voting guidelines:

•  We may take voting action against companies in the S&P 500, S&P/TSX Composite, FTSE 350, STOXX 600, and ASX 200 indices if companies fail to provide sufficient disclosure regarding climate-related risks and opportunities related to that company, or board oversight of climate related risks and opportunities, in accordance with the TCFD framework.

Climate Transition Plan Disclosure Expectations for Significant Emitters As a complement to this director voting policy, we have launched an engagement campaign on climate transition plan disclosure targeting significant emitters in carbon-intensive sectors. Through our engagements, we will aim to better understand climate transition plans and strategies, and gain insight on each company’s unique set of climate-related risks and strategic opportunities presented by the transition.

Shareholder Proposals	Climate-related Shareholder Proposals

Below is the approach when voting on climate-related shareholder proposals:

	•	FOR We will consider voting for shareholder proposals that we believe will lead to increased alignment with our expectations for climate-related disclosures;

	•	ABSTAIN We will consider voting abstain when we support some elements of a proposal’s request, or recognize a company’s commitment to implement related disclosure and/or oversight practices;

	•	AGAINST We will vote against shareholder proposals that we believe are immaterial, overly prescriptive, or would not further our disclosure and oversight expectations

Guidance on Climate-related Disclosures

Engagements Incorporating Our Expectations into Conversations with Companies	Climate continues to be a core stewardship priority for State Street Global Advisors. During engagement, we may ask companies one or more of the questions outlined below.
Governance
	•	Where is the responsibility for climate oversight housed at the board level? How frequently does the board discuss the topic of climate change?

	•	How is climate — and other ESG — experience considered in the board refreshment process?

	•	How is the board incorporating key sustainability drivers into the performance evaluation of management?

	•	How does management and the board utilize external expertise to stay abreast of the emerging areas of climate?

Strategy

	•	How does the company integrate climate considerations into business strategy and financial planning?

	•	What actions are being considered to support efforts to reduce GHG emissions across the value chain, such as with suppliers and customers?

	•	Where does the company identify the greatest opportunities for decarbonization in the short- and medium-term?

Risk Management

	•	How does the company consider climate-related risks as part of overall risk management? What is the board’s role?

	•	Has the company assessed the potential impacts of physical risk on its assets and operations?

	•	How does the company manage climate-related policy risks? Has the company conducted an assessment of its stated climate positions versus those of its trade and industry associations?

Metrics and Targets

	•	What metrics does the company utilize to track progress on achieving its climate goals?

	•	What sources of GHG emissions contribute most significantly to the company’s carbon footprint?

Guidance on Climate-related Disclosures

	•	What are the biggest challenges facing the company in achieving its GHG emissions reduction targets?

Conclusion

We encourage companies in our portfolios to align their climate-related disclosures and practices with our expectations and at the same time we endeavor to communicate these expectations clearly to the market. Please reach out to our Asset Stewardship team at GovernanceTeam@ssga.com. We look forward to engaging with you on this important topic.

Endnotes	1 https://fsb-tcfd.org/publications/.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.

† This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

Guidance on Climate-related Disclosures

ssga.com

Marketing communication

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at

78 Sir John Rogerson’s Quay, Dublin 2.

Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500 , Montreal, Quebec, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central

Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan

Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168,Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641.

Guidance on Climate-related Disclosures

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional

clients (this includes eligible counterparties as defined by the appropriate EU regulator) who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1483211-4117655.2.1.GBL.RTL 0323 Exp. Date: 03/31/2024

Guidance on Climate-related Disclosures

Guidance	April 2023
Asset Stewardship

Guidance on Disclosure Expectations for Effective Climate Transition Plans

As the world mobilizes toward achieving net-zero emissions by midcentury, our portfolio companies are adopting long-term climate ambitions in increasing numbers. However, few have provided a clear roadmap to achieving these goals — and fewer asset managers have provided detail on what companies are expected to disclose as they prepare for a transition to a low-carbon economy.

State Street Global Advisors is a signatory to the Net Zero Asset Managers initiative. We encourage companies in relevant sectors[1] to develop climate transition plans that take into account the risks and opportunities associated with a transition to a lower carbon economy. To that end, we believe it is our responsibility to provide portfolio companies with clarity on our expectations for effective climate transition plan disclosure to help ensure we — and the broader investor community — receive the information necessary to assess each company’s preparedness for a transition to a low-carbon economy.

Our Process for Developing Disclosure Expectations	The Asset Stewardship team conducted an in-depth assessment of existing ESG frameworks and standards for relevant climate-related disclosures. We considered several factors (e.g., market adoption, usefulness for decision-making, applicability across sectors, financial materiality) and selected a core set of disclosures for climate transition plans that we believe would be useful to investors like us. We leveraged existing frameworks and considered market practice to help reduce the reporting burden on companies while benefiting investors with more consistent and robust disclosure.

Our selected disclosures are organized into ten categories that closely align with those found in the Institutional Investors Group on Climate Change (IIGCC) Net-Zero Investment Framework, which is a widely accepted framework that provides guidance to investors on assessing portfolio company transition plan disclosure [2]. We included two additional categories, “Physical Risk” and “Stakeholder Engagement”, as we believe these are critical in understanding company performance and represent areas where disclosure practices could be improved.

Our Approach: Stakeholder Engagement	We conducted a series of engagements with key stakeholders — portfolio companies in carbon-intensive sectors, asset owners, investor advocates and coalitions, and internal cross-functional subject matter experts — to collect feedback on our expectations and help inform our approach. Through these engagements, we identified areas of disclosure that are realistic and others where the market may need more time to coalesce around methodologies.

While stakeholders generally agree on the value of considering the risks presented by the social impacts of the transition to a low-carbon economy — including on workers, communities, and customers — we found that the definition of “just transition” and related disclosure expectations is still emerging. In 2022, we conducted a series of targeted engagements with companies in key sectors including Energy, Materials, and Utilities to understand best practices and disclosure trends on managing risks and opportunities associated with workforce transformation, customer affordability, stakeholder engagement, and supply chain management, among others. We continue to prioritize engagement on this topic to inform our disclosure expectations related to just transition.

Disclosure Expectations for Effective Climate Transition Plans	We recognize that there is no one-size-fits-all approach to climate transition plans and that climate-related risks and opportunities are highly nuanced across and within industries. The expectations set out below serve to provide transparency on the core criteria we expect companies that have adopted a climate transition plan to address in their related disclosures.

We recognize this is an emerging area of disclosure and we will continue to develop our expectations over time, including consideration of any mandated disclosure by regulators.

Figure 1 Key Areas of Climate Transition Disclosure	Category	Disclosure Expectations for Companies that Have Adopted a Climate Transition Plan
	Ambition	• Disclose what long-term climate ambition has been adopted by the company
	Targets	• Disclose any interim GHG emissions reduction targets
• Disclose any commitment to align with temperature goals
	TCFD Disclosure	• We promote adoption of TCFD-aligned disclosure
• Disclose any scenario analysis performed by the company
• Provide emissions reporting and assurance
	Decarbonization Strategy	• Disclose how the company’s transition plan integrates into the company’s long-term strategy
• Discuss decarbonization actions
• Disclose carbon offsets utilization
• Discuss decarbonization across the value chain
	Capital Allocation Alignment	• Disclose any integration of climate considerations into capital allocation decisions
• Disclose what capital expenditure is made on low carbon strategies
• Disclose the company’s approach to carbon pricing
• Disclose any investments in decarbonization
	Climate Policy Engagement	• Disclose any climate change policies and positions
• Disclose any trade association review
	Climate Governance	• Disclose board oversight of the climate transition plan
• Disclosure of management oversight of the climate transition plan
	Physical Risk	• Disclose any physical risk assessment performed by the company
• Disclose the company’s physical risk management for identified risks

Stakeholder Engagement	• Disclose the company’s:

	—	Industry collaboration

	—	Investor engagement

	—	Climate expert engagement

	—	Internal engagement

Applying our Expectations to Proxy Voting and Engagement	We encourage companies in relevant sectors to develop climate transition plans that take into account the risks and opportunities associated with a transition to a lower carbon economy. Through our engagements, we will aim to better understand climate transition plans and strategies, and gain insight on each company’s unique set of climate-related risks and strategic opportunities presented by the transition. We may consider taking voting action against directors of a company in a relevant sector[3] if those directors fail to implement and communicate effective oversight of climate transition risks applicable to that company and fail to demonstrate responsiveness to us and sufficient disclosure following engagement.

Say on Climate

While we are generally supportive of the goals of “Say on Climate” proposals because we support effective climate-related disclosure, we currently do not endorse an annual advisory climate vote. We have reservations with the potential unintended consequences of such a vote, including insulating directors from accountability, distracting from existing frameworks, and straining investors’ limited proxy voting resources. Where management chooses to include a Say on Climate vote, we assess the company’s disclosure on a case-by-case basis consistent with our Disclosure Expectations for Effective Climate Transition Plans in Figure 1 above.

We would consider supporting a “Say on Climate” shareholder proposal if the company has not provided investors with meaningful climate-related disclosure in line with our expectations, nor signaled the intention to enhance disclosure in the future. For more information on our approach to climate voting and engagement see our Guidance on Climate-related Disclosures.

Conclusion	We encourage companies in our portfolios to align their climate-related disclosures and practices with our expectations and at the same time we endeavor to communicate these expectations clearly to the market. Please reach out to our Asset Stewardship team at GovernanceTeam@ssga.com. We look forward to engaging with you on this important topic

Endnotes	1 As defined by the IIGCC Net Zero Investment Framework

2 SSGA referred to the IIGCC Net Zero Investment Framework which provides a list of alignment criteria for assessing transition plans for listed equity and fixed income

3 As defined by the IIGCC Net Zero Investment Framework

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.62 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.
† This figure is presented as of March 31, 2023 and includes approximately $65.03 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

ssga.com

Marketing Communication

State Street Global Advisors

Worldwide Entities

____________________________

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036.

State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France.

T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641.

Investing involves risk including the risk of loss of principal.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

All information is from SSGA unless otherwise noted and

has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent.

ETFs trade like stocks, are subject to investment risk and will fluctuate in market value. The investment return and principal value of an investment will fluctuate in value, so that when shares are sold or redeemed, they may be worth more or less than when they were purchased. Although shares may be bought or sold on an exchange through any brokerage account, shares are not individually redeemable from the fund. Investors may acquire shares and tender them for redemption through the fund in large aggregations known as “creation units.” Please see the fund’s prospectus for more details.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

Equity securities may fluctuate in value and can decline significantly in response to the activities of individual companies and general market and economic conditions

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent.

© 2023 State Street Corporation.

All Rights Reserved.

ID1523300- 4117397.4.1.GBL.RTL 0423 Exp. Date: 05/31/2024

Insights
Asset Stewardship	Guidance on Environmental Management Disclosures

March 2023
Addressing Deforestation Risk in Supply Chains

Key Takeaways

•  Global deforestation is a major driver of biodiversity loss and climate change, and has significant environmental, social and financial implications for ecosystems, communities, companies and investors.

• Deforestation presents a risk to companies with material links to this practice in their supply chains and investments, and should be disclosed and managed like any other business risk.

•  In response to heightened regulatory, reputational, and financial risks, boards and management teams of companies which source and produce commodities at high risk of deforestation, or finance these activities, should respond accordingly. This includes managing deforestation and land degradation risk in their supply chains and enhancing disclosure on these efforts.

•  There is no standard framework among companies to establish deforestation policies or disclose related oversight practices, risk management efforts, targets and commitments, or performance KPIs, making it difficult for investors to assess exposure to material deforestation-related risks.

•  Partnerships with regional policymakers and local stakeholders are a critical component of managing deforestation-related risks in the supply chain. Successful approaches include public-private partnerships with local policymakers, inclusive training of the local workforce in more sustainable practices, protection of human rights and the respect of Free, Prior and Informed Consent (“FPIC”) of local communities.

• While nearly 80% of the companies we engaged with acknowledge the value of forests in their public disclosures, only 21% formally recognize deforestation as a business risk.

•  Among the companies engaged, 58% are signatories to initiatives tackling deforestation. To achieve effective management of deforestation risk, companies should consider following this first step with enhanced sustainable business practices, supply chain risk mitigation, robust board oversight and disclosure of these efforts.

Background	Deforestation is a major driver of biodiversity loss and climate change, and has significant environmental, social and financial implications for ecosystems, communities, companies, and investors. Globally, forests are disappearing at increasing rates. Since 2015, an estimated 10 million hectares of forests have been lost every year, primarily driven by commercial agriculture and production of commodities, including palm oil, soy and cattle.[1]

Forests represent environmental and social value, providing habitat for over 80% of the world’s terrestrial biodiversity and supporting livelihoods for human populations living in and near these forests.[2] As critical carbon sinks, forests also play an important role in climate change mitigation, absorbing up to 30% of carbon emissions from industry and fossil fuels every year.[3]

Article 5 of the Paris Climate Agreement[4] recognizes deforestation as a key component of mitigating greenhouse gas (GHG) emissions with the IPCC stating that deforestation and conversion of natural ecosystems to human uses contributes 11% of global GHG emissions.[5] Tropical deforestation alone contributes 7%, mostly driven by the production of agricultural and forest commodities. As the world moves toward achieving net-zero emissions by midcentury, our portfolio companies exposed to deforestation and land degradation in their value chains must consider these topics when adopting long-term climate ambitions.

Deforestation can also have human rights-related implications, resulting in headline, human capital and legal risk for companies with exposure to land degradation practices in their supply chain. This includes the potential displacement of local communities and destruction of areas that provide cultural importance or essential resources such as food, fuel and medicine.[6] A growing body of evidence has also linked deforestation to outbreaks of infectious disease among local communities and workforces,[7] as native animal species are forced out of their habitats to live among human populations.

Global momentum around addressing deforestation and nature loss has accelerated with the launch of the Task Force on Nature-related Financial Disclosures (TNFD)[8] and the focus on nature as part of the COP 26 agenda. Among the various nature-related commitments to come out of the summit, the most pertinent to addressing deforestation was the Glasgow Leaders’ Declaration on Forest and Land Use. Countries hosting 90% of global forests, along with financial institutions and companies, signed a pledge to “halt and reverse forest loss and land degradation by 2030 while delivering sustainable development and promoting an inclusive rural transformation.”[9]

For companies contributing to deforestation through their supply chains and investments, these trends represent a significant shift requiring a renewed approach to their services, products and engagement culture with stakeholders. Aside from presenting an inherent business risk, companies with deforestation exposure are facing heightened regulatory, reputational, and financial risk. At State Street Global Advisors, we believe it is important for boards and management to work to manage risks related to deforestation and land degradation in their supply chains and to enhance disclosure around these efforts.

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

Stewardship Focus Area: Land Use & Biodiversity

Deforestation is an increasingly important area of focus for the State Street Global Advisors’ Asset Stewardship program. Environmental management — spanning topics that include land use, biodiversity, natural resources and the circular economy — has been a thematic stewardship priority for our program for several years. Effective environmental management encompasses all environmental impacts, within both a company’s operations and its supply chain. In 2022, our team will deepen our focus on land use and biodiversity, conducting targeted engagement campaigns, providing guidance to our investee companies and publishing thought leadership on these subjects.

Deforestation Engagement Campaign	In 2021, we initiated a series of targeted engagements with our investee companies with direct exposure to deforestation in their supply chains — primarily those that source agricultural and forest commodities. Our objective was to learn more about how these companies exercise oversight of their supply chains and how they are managing the various material risks stemming from deforestation.

We relied on existing frameworks, including those from the CDP,[10] Sustainability Accounting Standards Board (SASB),[11] United Nations Environment Program (UNEP),[12] United Nations Global Compact (UNGC),[13] and Ceres[14] to identify high-impact sectors, and engaged 15 of our significant holdings in those sectors to request in-depth engagements (see the Appendix for a list of companies engaged).

We chose to focus on engaging companies in the Food & Beverage and Consumer Goods sectors, due to their usage or production of the core commodities and activities responsible for the majority of agriculture-related deforestation. This includes, but is not limited to, cattle, palm oil, cocoa, leather, rubber, soy, timber and mining.

Our conversations with companies centered on topics including:

• Supply chain risk management;

• Product certifications & industry organizations;

• Participation in the policymaking process;

• Land rights preservation and community stakeholder engagement;

• Human rights and FPIC of local communities;

• Ingredient traceability and identifying high-risk commodities;

• Reputational risk and evolving consumer preferences;

• The shifting regulatory context; and

• Board oversight of deforestation-related risks.

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

We also engaged with external experts including non-governmental organizations, issue advocates, academic institutions and industry coalitions to understand their perspectives on managing risks related to deforestation. The individuals from these groups helped inform our engagement approach and contextualize our insights gleaned from these conversations.

Engagement Insights	As a result of our engagements and review of company disclosure practices, we identified the following key challenges that companies face and some potential best practices they have adopted to identify and address deforestation risks in their supply chain. These insights are discussed in further detail in the sections below.

•  Supply Chain Risk Management While many of the engaged companies have established supplier code of conducts, ongoing monitoring and non-compliance protocols differentiate leaders from laggards. Challengingly, a lack of industry consensus exists regarding how to engage non-compliant suppliers, stalling the implementation of no-deforestation commitments and allowing product produced on deforested lands to enter global supply chains.

•  Integrity of Auditing Process During the Pandemic Due to safety concerns of conducting in-person audits during the ongoing pandemic, companies have had to pivot and virtually engage in innovative ways, including satellite monitoring and wearable technology. While the pandemic catalyzed innovation, this remote monitoring should be coupled with a return to recurring on-the-ground engagement to be most effective.

•  Product Certification Several industry standard-setters play a critical role in defining industry best practices for product certification, but our investee companies echoed the belief that membership and certification are a floor for risk management, not a ceiling.

•  Government Relations and Policymaking Process Challenges arise for companies when working with local governments with weak land use policies and lax enforcement by authorities. Pragmatic public-private partnerships with local policymakers and international organizations can fortify company efforts to create a more resilient supply chain, protect shareholder value, and benefit local stakeholders.

•  Community Engagement & Protection of Human Rights While often characterized as an environmental risk, deforestation also presents a number of social risks that companies must consider. Companies should adopt policies that address indigenous rights such as FPIC and broader human rights topics, such as forced or child labor. Strong policies on these topics should be supported by stakeholder engagement in the value chain so that companies will have access to unfiltered information and perspectives from key communities.

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

•  No-Deforestation Commitments, Metrics & KPIs In our earlier publication, “Effective Climate-Risk Disclosure in the Agricultural and Forestry Sectors through the Lens of the Task Force on Climate-related Financial Disclosures” we highlighted the need for companies in high-impact sectors to set goals to reduce their carbon emissions. Similar timebound goals should be considered when managing deforestation-related risks stemming from key commodities in the supply chain.

Disclosure Insights

The 15 companies we engaged disclose the following information related to deforestation:

• 79% acknowledge the value of forests;

• 58% are signatories to initiatives tackling deforestation;

• 50% have established senior-level oversight and reporting structures for deforestation-related risks;

• 21% formally recognize deforestation as a business risk; and

• 14% have integrated performance metrics related to deforestation-linked commodities into their executive compensation and broader performance evaluation programs.

Disclosure Expectations for Companies	Companies with material exposure to deforestation in their value chain and/or investments should continue to improve their disclosure in the following areas:
• Board-level oversight and accountability for deforestation and land use-related risks

• Reporting and targets to reduce emissions linked to deforestation

• Conservation or reforestation activity taken by the company

• How deforestation is managed as a business risk

• Quantitative and qualitative metrics covering high-risk commodities across value chain

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

Identifying and Mitigating Risks in the Supply Chain	Supplier Engagement An end-to-end approach to ongoing supplier engagement is an essential component of risk management for companies with exposure to deforestation-related commodities. In our engagement with Conagra Brands, an American consumer packaged goods company, we learned how its Supplier Excellence Program facilitates engagement with the company’s vendors. Conagra assesses key suppliers at least annually on ESG risk-related performance and disclosure. This annual sustainability assessment is supplemented by quarterly performance discussions and risk analyses, and regular consultation between all parties to address any operational issues or gaps in disclosure.

Supplier Monitoring	While many of the engaged companies have established supplier code of conducts, ongoing supplier monitoring for compliance with these codes can prove difficult to implement and requires regular independent review. At Hormel Foods Corporation, an American food processing company, the company’s South American beef suppliers have ensured their compliance with relevant requirements by creating monitoring systems for farms supplying cattle, leveraging satellite images and geo-referenced maps of farms, deforestation data and information from public agencies regarding embargoed? areas and human rights. This oversight is coupled with independent audits of all environmental monitoring systems.

Supplier Non-Compliance	Companies without a defined protocol for dealing with non-compliant suppliers may have greater exposure to deforestation risk and may suffer reputational and/or legal consequences by working with suppliers that are misaligned with policy expectations. We found a lack of consensus on how companies engage with non-compliant suppliers, which can delay the termination of relationships with suppliers that fail to adequately address deforestation. Post Holdings, Inc., an American consumer packaged goods company, requires its suppliers to follow an annually reviewed code of conduct, and any potential breach of this conduct is reviewed in a consistent and transparent manner. Industry organizations like the Global Food Safety Initiative (GFSI) ensure that third-party operations audits assist in identifying non-compliant suppliers and share this information among members.

High Risk Commodity Exposure	The investee companies we engaged with shared a variety of approaches to identifying key ingredients in their products, as well as which commodities were most exposed to deforestation risk. These prioritization frameworks were generally holistic, science-based, and dependent on robust supply chain audits. The results of the identification process are paramount, as they inform the metrics and key performance indicators of companies’ deforestation policies and commitments. We learned how The Kraft Heinz Company, an American multinational food company partnered with the Rainforest Alliance, an NGO, to expand its forest risk commodities supply chain assessment to include soy. This work included surveying their suppliers, evaluating sustainable product certifications and better understanding sourcing risks based on counties of origin. The findings from this exercise were material, with over a third of the company’s global soy volume sourced from potential high-risk counties of origin.

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

COVID-19 Supply Chain Auditing Challenges	The global COVID-19 pandemic limited abilities to conduct in-person audits of suppliers, catalyzing innovation in virtual monitoring, while raising questions about the effectiveness of this method in the long-term. Some of our investee companies reported investing further in satellite monitoring capabilities, while others explored new solutions like wearable technology. Post Holdings, Inc equipped on-site employees with Google Glasses to connect with virtual teams to complete multi-party audits in real time. Several of the engaged companies also emphasized the need to maintain employee privacy and ensure that these remote tools don’t breach these obligations or trust. Safely fast-tracking the adoption of these new technologies, while preserving employee privacy and protecting against cybersecurity threats, were both expressed as continued focus areas for our investee companies.

Product Certifications & Industry Organizations	Many of our investee companies emphasized the importance of participating in industry organizations to mitigate risk and work with their suppliers. These organizations provide certifications for companies who fulfill the required environmental and social criteria. Organizations frequently cited in our engagements included:
• the Roundtable on Sustainable Palm Oil (RSPO);

• the Forest Stewardship Council, (FSC);

• the Sustainable Forest Initiative (SFI);

• the Program for Forest Endorsement (PEFC); and

• USDA Organic

These standard-setters play a critical role in defining industry best practices and encouraging stronger oversight practices, but our investee companies echoed our belief that membership and certification are a floor for risk management, not a ceiling. Compliance with the standards and receiving certification are a strong initial step, but companies cannot be overly reliant on this process and take this as a proxy for total risk mitigation.

Engaging with Policymakers and Local Governments	Participating in industry coalitions and obtaining certification are valuable in creating more sustainable and resilient supply chains, and mitigating social and reputational risk. However, these mechanisms are largely voluntary, and their effectiveness for member companies depends on the jurisdiction their supply chains are located in. Several investee companies told us of the challenge posed when working with local governments with weak land use policies and lax enforcement by authorities. To achieve the systemic change required to meet the 2030 Glasgow pledge, and to mitigate continued environmental and social risk stemming from deforestation practices, companies may need to consider how to best participate in the policy-making conversation.

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

Highlighting the outsized impact one company’s efforts can have in this process, Mondelez International, Inc., an American multinational confectionery, food, holding and beverage and snack food company, has spent ten years fostering multi-lateral public-private partnerships in one of its critical supply chain domiciles, sub-Saharan Africa. In Ghana, the company developed “Cocoa Life”,[15] a program which incentivizes cocoa farmers to adopt more sustainable practices through increased economic benefits like achieving higher yields using less fertilizers and land. Mondelez built on this progress by announcing a formal partnership with the Forest Commission of Ghana, Cocoa Board and United Nations Development Program (“UNDP”) to reduce deforestation and forest degradation in the country while simultaneously reducing emissions in its cocoa supply chain.

Pragmatic public-private partnerships with local policymakers and international organizations can fortify company efforts to improve supply chain resilience, protect shareholder value, and benefit local stakeholders.

Addressing Evolving Shareholder & Stakeholder Expectations	In recent years, evolving consumer preferences and increased awareness of deforestation’s impacts — particularly its contribution to biodiversity loss and climate change — have led issue advocates and investors to demand enhanced disclosure from companies exposed to deforestation risk. Since 2016, 11 deforestation-related shareholder proposals have been submitted to a shareholder vote, with two of them receiving majority support for the first time in 2021.[16] Following the submission of one such proposal at Procter & Gamble, an American multinational consumer goods corporation, requesting that the company report on efforts to eliminate deforestation from its forest pulp and palm oil supply chain, Procter & Gamble responded across several fronts. These actions included implementing public grievance reporting, strengthening its palm oil sourcing policy, advancing company conservation and restoration efforts and accelerating its RSPO certification targets to 2021 from 2022. Investors, issue advocates and consumers will likely continue to hold companies accountable through deforestation-related shareholder proposals moving forward, and boards should prepare to strengthen their disclosure efforts and management oversight accordingly.

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

Preserving Land Rights and Engaging with Community Stakeholders	Effective approaches to acting on deforestation-related commitments must consider the land rights and livelihoods of local people, particularly indigenous communities. As part of Bunge Limited’s commitment to reaching deforestation-free value chains by 2025, we learned how the American agribusiness and food company engages with farmers to protect native vegetation and establishes incentives to support this shift to more sustainable value chains. This process includes fairly compensating farmers who commit to sustainable agricultural practices and avoid negative conversion, discouraging the practice of converting forested land to agriculture in favor of expanding across areas already open for production.

Protecting Human Rights and Respecting FPIC of Local Communities	A critical component of fostering sustainable value chains is the protection of human rights and respect of FPIC of local communities. Responding to feedback from issue advocates, Kellogg Company, an American multinational food manufacturing company, materially revised its deforestation-related commitments to protect local stakeholders in the communities with exposure to its supply chain. These pledges include immediately suspending company groups which perpetrate threats and violence towards human rights advocates, communities and workers. The company also committed to participate in and fund jurisdictional and landscape approaches which fully respect the FPIC of local communities.

Establishing Deforestation Policies and Commitments	Several of the companies we engaged with have committed to establishing no-deforestation ambitions within their supply chains covering key commodities. These policies tend to have time horizons ranging from 2025 to 2030, in line with the global pledge made at COP26. In the absence of a common industry disclosure framework on this subject, the implementation and associated disclosure of these plans varies by company. The Kroger Co., an American retail company that operates supermarkets and multi-department stores, articulated its commitment to source from deforestation-free processes across its four key commodities of palm oil, beef, soy and pulp/paper/timber, with varying implementation mechanisms and certifications for each commodity.

Measuring Success

As companies navigate the aforementioned challenges, there are a range of deforestation-related metrics and KPIs being used to measure success. High-level goals are typically supported by commodity-specific objectives on varying timelines, and progress against these objectives is shared with management, the board and shareholders. For example, The Campbell Soup Company, an American processed food and snack company is focused on reaching 100% of its suppliers passing a social compliance audit by 2025, while achieving equal success in determining accurate country of origin traceability on products derived from high-risk commodities. Mondelez International Inc. continues to report on 10 KPIs associated with its Cocoa Life project, covering target topics in the value chain, including elimination of child labor, supplier compliance certification, and ingredient traceability. Clorox Company, an American global manufacturer and marketer of consumer and professional products has committed to halve the amount of virgin plastic and virgin fiber used in packaging by 2030.

To build on these initial efforts, stakeholders in our engagements expressed the need for a standardized disclosure framework that provides added transparency on how companies are performing against any deforestation-related targets and commitments. Benefits cited include defining relative and absolute performance thresholds and incentivizing the adoption of better practices among industry peers.

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

Conclusion	At State Street Global Advisors, we believe that global deforestation — namely its direct linkage to biodiversity loss and climate change — presents a risk to companies with material exposure to this practice in their supply chains and investments, and should be disclosed and managed like any other business risk. This perspective, along with our fiduciary duty to act on behalf of our clients’ long-term interests, informs our asset stewardship efforts on this topic. By sharing these insights from our targeted engagement campaign and analysis of public disclosures, our intention is to equip Boards to more effectively respond to the threat of deforestation.
Companies in high-exposure sectors are taking various steps to address risks related to global deforestation in their supply chain and investments, but there are a number of challenges they face while identifying and remediating these issues. We will continue to engage with companies to inform our ongoing efforts in this space. Please reach out to our team at GovernanceTeam@ssga.com to request an engagement on this important topic.

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

Appendix: Companies Engaged as Part of Deforestation Engagement Campaign	Company Name	Market/Country	Sector
	AGCO Corporation	United States	Resource Transformation
	Bunge Limited	United States	Food & Beverage
	Campbell Soup Company	United States	Food & Beverage
	Conagra Brands, Inc.	United States	Food & Beverage
	Darden Restaurants, Inc.	United States	Food & Beverage
	Hormel Foods Corporation	United States	Food & Beverage
	Kellogg Company	United States	Food & Beverage
	Mondelez International, Inc.	United States	Food & Beverage
	Post Holdings, Inc.	United States	Food & Beverage
	The Clorox Company	United States	Consumer Goods
	The J.M. Smucker Company	United States	Food & Beverage
	The Kraft Heinz Company	United States	Food & Beverage
	The Procter & Gamble Company	United States	Consumer Goods
	The Kroger Co.	United States	Food & Beverage
	Weyerhaeuser Company	United States	Renewable Resources & Alternative Energy

Endnotes

1   Global Forest Resources Assessment 2020 — Key findings” Food and Agriculture Organization of the United Nations. (2020) http://fao.org/3/CA8753EN/ CA8753EN.pdf.

2   “Forests Sourcebook: Practical Guidance For Sustaining Forests In Development Cooperation” World Bank-WWF Alliance for Forest Conservation and Sustainable Use (2008) World Bank Document.

3   Labbate, Gabriel. “Deforestation Factsheet”, United Nations Environment Programme, (April 2021), https://wedocs.unep.org/bitstream/ handle/20.500.11822/35851/DF.pdf.

4   “Paris Agreement”. United Nations Framework Convention on Climate Change. (April 2016).

5   “Climate Change and Land: An IPCC Special Report on climate change, desertification, land degradation, sustainable land management, food security, and greenhouse gas fluxes in terrestrial ecosystems”, Intergovernmental Panel on Climate Change, (January 2020), https://ipcc.ch/site/assets/uploads/ sites/4/2020/02/SPM_Updated-Jan20.pdf.

6   “Indonesia: Indigenous Peoples Losing Their Forests” Human Rights Watch (September 2019) hrw.org/ news/2019/09/22/indonesia-indigenous-peoples-losing-their-forests#.

7   Gross, Anna. Schipani, Andres. Palma, Stefania. Findlay, Stephanie. “Global Deforestation Accelerates During the Pandemic”, The Financial Times, (August 2020), https://ft.com/content/b72e3969-522c-4e83-b431-c0b498754b2d.

8   “The TNFD Nature-related & Opportunity Management and Disclosure Framework” Taskforce on Nature-related Financial Disclosures, (March 2020) https://tnfd. global/wp-content/uploads/2022/03/220321-TNFD- framework-beta-v0.1-Exec-Summary-FINAL.pdf.

9   “Glasgow Leaders’ Declaration on Forests and Land Use”, UN Climate Change Conference UK 2021, (February 2021), https://ukcop26.org/glasgow-leaders-declaration-on-forests-and-
land-use/.

10   “The Collective Effort to End Deforestation: A Pathway For Companies to Raise Their Ambition”, CDP, (March 2021), https://cdn.cdp.net/cdp-production/cms/reports/ documents/000/005/630/original/CDP_Forests_ analysis_report_2020.pdf?1616334771.

11   “Processed Foods: Sustainability Accounting Standard”, Sustainability Accounting Standards Board, (October 2018) https://sasb.org/wp-content/ uploads/2018/11/ Processed_Foods_Standard_2018.pdf.

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

12   Labbate, Gabriel. “Deforestation Factsheet”, United Nations Environment Programme, (April 2021), https://wedocs.unep.org/bitstream/ handle/20.500.11822/35851/DF.pdf.

13   “A Spotlight on Sustainable Supply Chain & Procurement”, United Nations Global Compact (December 2021), https://unglobalcompact.org/take- action/leadership/integrate-sustainability/roadmap/ supply-chain.

14   “The Investor Guide to Deforestation and Climate Change”, Ceres, (June 2020), https://ceres.org/sites/ default/files/reports/2020-06/Ceres%20Investor%20 Guide%20FINAL%20June%2029.pdf.

15   Van Cutsem, Cedric. “Action Plans to Protect and Restore Forests, with Farmers at the Heart”, Cocoa Life: Mondelez International, (March 2019). https://cocoalife. org/progress/action-plans-to-protect-and-restore- forests-with-cocoa-life-farmers-at-the-heart.

16   Dhanasarnsombat, Sansanee. “Deforestation Shareholder Proposals Wins Signals a Shift”, Bloomberg Law, (August 2021). https://news. bloomberglaw.com/ bloomberg-law-analysis/analysis-deforestation-shareholder-proposal-wins-signal-a-shift.

About State Street Global Advisors	Our clients are the world’s governments, institutions and financial advisors. To help them achieve their financial goals we live our guiding principles each and every day:
	•	Start with rigor
	•	Build from breadth
	•	Invest as stewards
	•	Invent the future

For four decades, these principles have helped us be the quiet power in a tumultuous investing world. Helping millions of people secure their financial futures. This takes each of our employees in 29 offices around the world, and a firm-wide conviction that we can always do it better. As a result, we are the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.

†  This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

ssga.com

Marketing communications

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John

Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John

Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers

Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator) who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1483402-4641947.2.1.GBL.RTL 0323 Exp. Date: 03/31/2024

Guidance on Environmental Management Disclosures Addressing Deforestation Risk in Supply Chains

May 2023

Asset Stewardship

Guidance on Human Rights Disclosures & Practices

State Street Global Advisors is committed to upholding human rights, and we expect our investee companies to as well given the reputational, regulatory, legal, and operational risks that human rights violations can pose to a company. We expect portfolio companies to regularly identify whether there are risks related to human rights1 in their operations and manage any material risks that emerge, providing relevant disclosures to investors.

1	As defined in the Universal Declaration of Human Rights and the ILO Declaration on Fundamental Principles and Rights at Work.

Our Expectations for Human Rights Disclosures

We expect companies to disclose whether they have established processes for identifying risks related to human rights. If any material human rights risks are identified, we expect further public disclosure describing:

1. Human rights-related risks the company considers most material;

2. Plans to manage and mitigate these risks;

3. Board oversight of these risks; and

4. Assessment of the effectiveness of the human rights risk management program.

State Street Global Advisors believes that best practices for enhancing human rights-related disclosures include describing:

•  Specific geographic regions, industries, resources, or types of workforce where the risk is highest;

•  How workers, civil society organizations, and other stakeholders are involved in identifying and mitigating issues;

•  Which mechanisms exist for workers to raise grievances without fear of retaliation; and

•  How the company supports impacted individuals in providing restorative remedy.

Engagements	Incorporating Our Expectations Into Conversations with Companies

We will engage companies on this topic, prioritizing companies with the highest risk of human rights violations. When assessing the risk level of a particular company, we will consider the company’s industry, region, and business model; any history of human rights violations; and client and stakeholder input. In 2021, we initiated a targeted engagement campaign on modern slavery, and in 2022, we undertook another series of proactive engagements on human rights, targeting companies who were noncompliant with the UN Global Compact. We also requested reactive engagements with specific companies if we were made aware that they had been accused of human rights violations.

Thought Leadership Addressing Modern Slavery in Supply Chains	In Q3 2021, we initiated a series of targeted engagements on the topic of modern slavery. We relied on existing frameworks including SASB, the Global Slavery Index, and the International Labor Organization to identify high-risk sectors, and reached out to our largest holdings in those sectors to request in-depth engagements. We focused on companies in industries where modern slavery poses an outsized risk, especially given the increasing reputational and regulatory risks associated with forced labor in the supply chain. Through this process, we gleaned insights into companies’ best practices to inform our ongoing stewardship efforts in this space. To review our insights from this campaign, please visit Modern Slavery Insights.

Voting Incorporating Our Expectations into Our Proxy Voting and Engagement Practices

With respect to voting on human rights-related disclosure issues, we will first engage with companies related to our human rights-related disclosure expectations outlined herein, focusing on companies and industries with the greatest risk and opportunity.

Below is the approach we follow when voting on human rights related shareholder proposals:

• FOR we will consider voting for shareholder proposals that we believe will lead to increased alignment with our expectations for human rights related disclosures;

• ABSTAIN we will consider voting abstain when we support some elements of a proposal’s request, or recognize a company’s commitment to implement related disclosure and/or oversight practices;

• AGAINST we will vote against shareholder proposals that we believe are immaterial, overly prescriptive, or would not further our disclosure and oversight expectations.

Investment and Research Activities	State Street Global Advisors also incorporates human rights into investment and research activities. Our firm allocated significant resources toward building our ESG data architecture which gives our portfolio managers and researchers access to a variety of best-in-class data vendors. Our colleagues have access to best-in-class data on companies’ human rights practices.

Conclusion	We encourage companies in our portfolios to align their disclosures and practices with our expectations. Please reach out to State Street Global Advisors’ Asset Stewardship Team at GovernanceTeam@ssga.com to request an engagement on this important topic.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.62 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.
† This figure is presented as of March 31, 2023 and includes approximately $65.03 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

ssga.com

State Street Global Advisors

Marketing Communications

Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir

John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street

Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors

Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. South Africa: State Street Global Advisors Limited is regulated by the Financial Sector Conduct Authority in South Africa under license number 42670. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

Important Risk Information

Investing involves risk including the risk of loss of principal.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation.

This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended May 26, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and

has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate

EU regulator) who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data. Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

© 2023 State Street Corporation. All Rights Reserved.

ID1483214-4044035.5.1.GBL.RTL 0323 Exp. Date: 06/30/2024

Insights Asset Stewardship	Guidance on Board Oversight of Director Time Commitments
April 2023

Key Takeaways

•  The global COVID-19 pandemic and an elevated culture of shareholder engagement have heightened the time commitment required to serve as a director on a public company board.

•  Investors would benefit from increased transparency over how Nominating Committees assess their directors’ time commitments and what factors are included in this discussion.

•  This guidance sets forth our expectations for Nominating Committees to evaluate their directors’ time commitments, regularly assess director effectiveness, and provide public disclosure on their policies and efforts to investors.

A Historic Transition	The global COVID-19 pandemic and an elevated culture of shareholder engagement have heightened the time commitment required to serve as a director on a public company board. State Street Global Advisors’ Asset Stewardship team values the critical role that effective boards play in keeping management focused on their companies’ long-term goals. Through our engagements with portfolio companies, we learned how their strategies and operations are continuously reinvented to meet a confluence of challenges, including the global health crisis and the systemic risks of climate change and gender, racial and ethnic inequity. These forces continue to shape board agendas, with directors citing corporate resiliency[1] as the emerging topic most central to their conversations in 2021.

The Evolving Role and Expectations of Directors	To effectively manage the risks and opportunities facing their companies, directors are meeting more often. In 2021, S&P 500 boards formally met an average of 9.4 times,[2] a 25% year-over-year increase. FTSE 150 boards held an average of 11.6 meetings in 2021, a 50% increase compared to 2020,[3] reflecting the global nature of this development.

Additionally, a more robust engagement culture with both internal and external stakeholders has placed more demands on directors’ time.

SPAC Directorship	The rise of Special Purpose Acquisition Companies (“SPACs”) continues to shape our governance discussions with boards. The rapid pace of SPAC activity has continued to challenge traditional models of corporate governance, and has driven strong demand for qualified SPAC directors, many of whom also serve as public company directors.

Through our continued dialogue with directors serving on both SPAC and public company boards, we have learned the following:

• While SPAC director time commitment requirements vary depending on the individual and SPAC board, they are generally less than the average time associated with public company directorship.

•  SPACs are typically subject to a two-year time horizon to find an acquisition target, and directors are generally called on to spend their most significant service time in the final months before the acquisition closes with the target company.

• Typically, no more than one SPAC director rolls onto the new entity’s board in an official capacity.

• In many cases, multiple members of the SPAC sponsor management team remain on the board once the target company goes public.

• SPAC sponsors play a much more time-consuming role relative to directors, and their responsibilities include raising capital, deal sourcing, and conducting deep due diligence on potential targets.

• SPAC director responsibilities include evaluating target candidates, facilitating industry introductions, and providing general oversight over the process.

Given these findings, we do not consider service on a SPAC board when evaluating directors for excessive commitments. However, we do expect these roles to be considered by Nominating Committees when evaluating director time commitments.

Our Guidance on Director Time Commitments	Insights gleaned from our director engagements, coupled with a growing body of research,[4] reflect the ever-increasing time commitment associated with serving as a director on a public company board. Directors have a challenging role, and the topics they are expected to oversee have increased in scope and complexity.

Guidance on Board Oversight of Director Time Commitments

Despite the elevated oversight expectations on directors and the company boards on which they serve, 112 boards among the S&P 500 do not report specific limits on additional board service.[5] Investors would benefit from increased transparency over how Nominating Committees assess their directors’ time commitments and what factors are included in these decisions. We believe well-governed boards are responsible for establishing, enforcing and disclosing their director commitment policies.

We expect Nominating Committees to evaluate their directors’ time commitments, regularly assess director effectiveness, and provide public disclosure on their policies and efforts to investors.

Voting Incorporating Our Guidance into Our Voting Policies	When voting on the election or re-election of a director, we consider the number of outside board directorships that a non-executive and an executive may undertake. Thus, State Street Global Advisors may take voting action against a director who exceeds the number of board mandates listed below:
• Named Executive Officers (NEOs) of a public company who sit on more than two public company boards

• Non-executive board chairs or lead independent directors who sit on more than three public company boards

• Director nominees who sit on more than four public company boards

For non-executive board chairs/lead independent directors and director nominees who hold excessive commitments, as defined above, we may consider waiving our policy and vote in support of a director if a company discloses its director commitment policy in a publicly available manner (e.g., corporate governance guidelines, proxy statement, company website). This policy or associated disclosure must include:

• A numerical limit on public company board seats a director can serve on

— This limit cannot exceed our policy by more than one seat

• Consideration of public company board leadership positions (e.g., Committee Chair)

• Affirmation that all directors are currently compliant with the company policy

• Description of an annual policy review process undertaken by the Nominating Committee to evaluate outside director time commitments

Guidance on Board Oversight of Director Time Commitments

A Sample Disclosure Might Look Like:

“Directors can sit on no more than five public company boards (including our own), with consideration given to public company leadership roles and outside commitments. The Nominating Committee conducts an annual review of director commitment levels, and affirms that all directors are compliant at this time.”

If a director is imminently leaving a board and this departure is disclosed in a written, time-bound and publicly-available manner, we may consider waiving our withhold vote when evaluating directors for excessive commitments.

Service on a mutual fund board, the board of a UK investment trust or a Special Purpose Acquisition Company (SPAC) board is not considered when evaluating directors for excessive commitments. However, we do expect these roles to be considered by Nominating Committees when evaluating director time commitments.

Conclusion	We remain focused on our fiduciary duty to improve long-term value of our clients’ investments. It is our conviction that well-governed boards are best placed to evaluate their directors’ time commitments, and that Nominating Committees are responsible for establishing, enforcing and disclosing their director commitment policies to investors.

Endnotes

1  Celia Huber, Frithjof Lund and Nina Speilmann, “How boards have risen to the COVID-19 challenge, and what’s next,” McKinsey & Company, (April 2021), https:// mckinsey.com/business-functions/strategy-and-corporate
-finance/our-insights/how-boards-have
-risen-to-the-covid-19- challenge-and-whats-next.

2  2Julie Hembrock Daum, Kathleen M. Tamayo, Ann Yerger, “2021 U.S. Spencer Stuart Board Index,” Spencer Stuart, (November 2021), https://spencerstuart.com/-/ media
/2021/october/ssbi2021/us-spencer-stuart
-board-index-2021.pdf.

3  3Tessa Bamford, Monisha Banerjee, Livia Enomoto, Keith Fryer, Leoni Fruhwirth, Celia Jackson, Nadia Kangmasto, Alastair Rolfe, Alice Wyatt. “2021 UK Spencer Stuart Board Index” Spencer Stuart, (November 2021), https://spencerstuart.com/
research-and-insight/uk- board-index.

4  Celia Huber, Frithjof Lund and Nina Speilmann, “How boards have risen to the COVID-19 challenge, and what’s next,” Julie Hembrock Daum, Kathleen M. Tamayo, Ann Yerger, “2021 U.S. Spencer Stuart Board Index,”

5  Julie Hembrock Daum, Kathleen M. Tamayo, Ann Yerger, “2021 U.S. Spencer Stuart Board Index,”

Guidance on Board Oversight of Director Time Commitments

About State Street Global Advisors	Our clients are the world’s governments, institutions and financial advisors. To help them achieve their financial goals we live our guiding principles each and every day:

• Start with rigor

• Build from breadth

• Invest as stewards

• Invent the future

For four decades, these principles have helped us be the quiet power in a tumultuous investing world. Helping millions of people secure their financial futures. This takes each of our employees in 29 offices around the world, and a firm-wide conviction that we can always do it better. As a result, we are the world’s fourth-largest asset manager* with US $3.62 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.

†  This figure is presented as of March 31, 2023 and includes approximately $65.03 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affliiated. Please note all AUM is unaudited.

Guidance on Board Oversight of Director Time Commitments

ssga.com

Marketing Communication

State Street Global Advisors

Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA).

This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin

2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited,

68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building

7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

Guidance on Board Oversight of Director Time Commitments

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended April 12, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1522581-4055816.3.1.GBL.RTL  0423

Exp. Date: 03/31/2024

Guidance on Board Oversight of Director Time Commitments

Insights Asset Stewardship March 2023	Corporate Participation in the Political Process in the United States

This guidance describes the framework we use to analyze shareholder proposals regarding corporate participation in the political process in the United States.

Background	Corporate participation in the political process is common practice in the United States, and we believe it continues to carry risks that warrant stronger board oversight and increased transparency. Companies that make political contributions, pursue lobbying activities, or support politically-active industry groups in the United States have a responsibility to provide adequate disclosure to investors, and their boards should oversee political activities.

What follows is an overview of the framework we use to evaluate three common political activity shareholder proposal themes: 1) political contributions; 2) lobbying; and 3) trade association alignment. We will consider supporting relevant shareholder proposals when a company’s disclosures are not fully aligned with our expectations outlined below.

Political Contributions	Political contribution proposals ask issuers to disclose direct and indirect political spending. State Street Global Advisors expects investee companies to disclose the following information regarding political contributions not only through mandated filings, but also on the company’s own website or corporate responsibility reporting:

•  All contributions, no matter the dollar value, made by the company, its subsidiaries, and/ or affiliated Political Action Committees (PACs) to individual candidates, PACs, and other political organizations at the state and federal levels in the US; and

• The role of the board in oversight of political contributions.

Corporate Participation in the Political Process in the United States

Lobbying	Lobbying proposals ask companies to describe the process for the board’s review of political policies, lobbying expenditures, general lobbying activities, and selection and engagement of lobbyists. As investors, we are concerned when lobbying creates potential reputational risks, for example by contradicting companies’ publicly stated positions on relevant issues. We believe that board oversight can help mitigate these risks, as the board is attuned to the company’s values, mission, and public perception. As such, we expect companies to disclose:

• Membership in US trade associations (to which payments are above $50,000 per year); and

• The role of the board in overseeing lobbying activities.

Trade Association Alignment	The latest iteration of politically-focused shareholder proposals ask that corporate membership in trade associations be aligned with a company’s stated position on various environmental and social issues, for example climate change. State Street Global Advisors evaluates the following when considering such a proposal:

• The board’s role in overseeing the company’s participation in the political process in the US, including membership in trade associations;

• Whether the company regularly performs a gap analysis of its stated positions on relevant environmental and/or social issues versus those of its trade associations; and

• Whether the company disclosed a list of its US trade association memberships (to which payments are above $50,000 per year).

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.
† This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

Corporate Participation in the Political Process in the United States

ssga.com

Marketing communications

State Street Global Advisors

Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global

Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe

Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay,

Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168,

Corporate Participation in the Political Process in the United States

Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended March 23, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon.

You should consult your tax and financial advisor.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1487000-3503681.3.1.GBL.RTL  0323

Exp. Date: 03/31/2024

Corporate Participation in the Political Process in the United States

May 2023

Asset Stewardship

Guidance on Diversity Disclosures and Practices

At State Street Global Advisors, we believe that companies have a responsibility to effectively manage and disclose risks and opportunities related to diversity, equity, and inclusion, particularly regarding gender, race, and ethnicity. Gender diversity has been a priority of State Street Global Advisors’ asset stewardship program since 2017 and we have been a leader in this area since, as evidenced by our Fearless Girl campaign. In this Guidance we set forth our expectations for diversity-related disclosures and how we integrate those expectations into our asset stewardship and proxy voting activities.

Information Classification: Limited

Access

Our Expectations for Diversity, Equity, and Inclusion Disclosures	Investors can benefit from increased publicly-available data on diversity, equity, and inclusion at portfolio companies. As such, we encourage companies to share relevant information with the market, and we expect all companies in our portfolio to offer public disclosures in five key areas:

1. Board Oversight Describe how the board executes its role in oversight role of risks and opportunities related to diversity and inclusion;

2. Strategy Articulate the role diversity (of race, ethnicity, and gender, at minimum) plays in the company’s broader human capital management practices and long-term strategy;

3. Goals Describe what diversity, equity, and inclusion-related goals exist, how these goals contribute to the company’s overall strategy, and how they are managed and progressing;

4. Metrics Provide measures of the diversity of the company’s global employee base and board, including:

a. Workforce Employee diversity by race, ethnicity, and gender (at minimum). We expect to see this information to be broken down by industry-relevant employment categories or levels of seniority, for all full-time employees. In the US, companies are expected to at least use the disclosure framework set forth by the United States Equal Employment Opportunity Commission’s EEO-1 Survey. Non-US companies are encouraged to disclose this information in alignment with SASB guidance and nationally appropriate frameworks; and,

b. Board Diversity characteristics, including racial, ethnic, and gender makeup (at minimum) of the board of directors; and

5.  Board Diversity Articulate goals and strategy related to diverse representation at the board (including race, ethnicity, and gender, at minimum), including how the board reflects the diversity of the company’s workforce, community, customers, and other key stakeholders.

Our Expectations for Pay Equity Disclosures	We expect all companies in the US and the UK to provide public disclosure on:

1. Adjusted pay gaps related to race and gender within the company (Disclosure of the unadjusted pay gap is also encouraged, but not expected outside of the UK market at this time);

2. Strategy to achieve and maintain pay equity; and

3. Role of the board in overseeing pay strategies as well as Diversity, Equity and Inclusion efforts.

Information Classification: Limited Access

Civil Rights Risks	We expect companies in the US to provide public disclosure on:

1. Risks related to civil rights, including risks associated with products, practices, and services;

2. Plans to manage and mitigate these risks; and

3. Processes at the board for overseeing such risks (e.g., committee responsible, frequency of discussions, etc.).

Expanding the Aperture of Diversity, Equity, and Inclusion	Investors, regulators, and other stakeholders are increasingly focused on other dimensions of diversity beyond gender, race, and ethnicity. For example, California lawmakers and the Nasdaq exchange include LGBTQ-identified individuals in their perspectives on board diversity. Some advocates are calling for the prioritization of disability as an essential dimension of diversity, and several companies (especially outside of the US) already disclose information regarding the role of people with disabilities in their organization. We encourage our portfolio companies to consider providing disclosures about the full diversity of their organization, as these disclosures are wholly aligned with contributing to the intent to increase diversity of thought that underlies the present more common focus on gender, race and ethnic diversity. The reputational and regulatory risk of not doing so also may increase in the coming years.

Engagements Incorporating Our Expectations into Conversations with Companies	Since 2021, we have reached out to 35 of the largest employers in our portfolio each year to have deeper conversations on human capital management and diversity, equity, and inclusion. Our aim is to monitor companies’ approaches to these topics, and encourage alignment with our expectations described herein.

Voting Incorporating Our Expectations into Our Proxy Voting Policies	In order to achieve alignment with our aforementioned expectations and advance transparency in the public markets, State Street Global Advisors has the following proxy voting guidelines:

Race & Ethnicity –— United States and United Kingdom

•  If a company in the Russell 1000 or FTSE 350 does not disclose the racial and ethnic composition of its board, we will vote against the Chair of the Nominating Committee. Acceptable disclosures include:

— Aggregate-level (e.g., “5% of our Directors are Black”, “Seven of our Directors are people of color”, “30% chose not to self-identify”).

— Individual-level (e.g., “Jane Doe is African-American, John Smith is Caucasian,” etc.).

Information Classification: Limited Access

• If a company in the S&P 500 or FTSE 100 does not have at least one director from an underrepresented racial or ethnic community, we will vote against the Chair of the Nominating Committee.

• If a company in the S&P 500 does not disclose its EEO-1 report, we will vote against the Chair of the Compensation Committee. Acceptable disclosures include:

— The original EEO-1 report response.

— The exact content of the report translated into custom graphics.

Gender

•  We expect boards of companies in all markets and indices to have at least one female board member. In markets where we are implementing this policy for the first time, we may waive the policy if a company engages with State Street Global Advisors and provides a specific, timebound plan for adding at least one woman to the board.

•  In addition, we expect companies in the Russell 3000, TSX, FTSE 350, STOXX 600, and ASX 300 indices to have boards comprised of at least 30 percent women directors. We may waive the policy if a company engages with State Street Global Advisors and provides a specific, timebound plan for reaching 30 percent representation of women directors.

•  If a company fails to meet any of the expectations outlined above, State Street Global Advisors may vote against the Chair of the Nominating Committee or the board leader in the absence of a Nominating Committee, if necessary. Additionally, if a company fails to meet this expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the Nominating Committee or those persons deemed responsible for the nomination process.

Shareholder Proposals	Below is the approach we follow when voting on shareholder proposals:

• FOR we will consider voting for shareholder proposals that we believe will lead to increased alignment with our expectations for diversity-related disclosures and practices;

• ABSTAIN we will consider voting abstain when we support some elements of a proposal’s request, or recognize a company’s commitment to implement related disclosure and/or oversight practices;

AGAINST we will vote against shareholder proposals that we believe are immaterial, overly prescriptive, or would not further our disclosure and oversight expectations.

Information Classification: Limited Access

Thought Leadership The Board’s Oversight of Racial and Ethnic Diversity, Equity, and Inclusion	In 2020, State Street Corporation announced it would be taking “10 Actions to Address Racism & Inequality.” As part of Action #7, State Street Global Advisors’ Asset Stewardship team led an internal, cross-functional workstream to study best practices in board oversight of racial and ethnic diversity, equity, and inclusion. We partnered with Russell Reynolds Associates and the Ford Foundation to interview 27 directors of FTSE 100 and S&P 500 multinational corporations, culminating in a report titled “The Board’s Oversight of Racial and Ethnic Diversity, Equity and Inclusion.”

Conclusion	We remain focused on our fiduciary duty to maximize the long-term shareholder value of our clients’ investments. We believe that teams with a diversity of perspectives generate a diversity of ideas that can drive the long-term success of a firm. Please reach out to our Asset Stewardship team at GovernanceTeam@ssga.com. We look forward to engaging with you on this important topic.

About State Street Global Advisors	State Street Global Advisors serves governments, institutions and financial advisors with a rigorous approach, breadth of capabilities and belief that good stewardship is good investing for the long term. Pioneers in index, ETF, and ESG investing and the world’s fourth-largest asset manager*, we are always inventing new ways to invest.

* Pensions & Investments Research Center, as of December 31, 2021.

Information Classification: Limited Access

ssga.com

State Street Global Advisors

Marketing Communications

Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA).

This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority.

T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia.

T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global

Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin

2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000.

F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street

Global Advisors Italy is registered in Italy with company number

11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands:

State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. South Africa: State Street Global Advisors Limited is regulated by the Financial Sector Conduct Authority in South Africa under license number 42670. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

Information Classification: Limited Access

Important Risk Information

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended May 26, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator) who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research

© 2023 State Street Corporation.

All Rights Reserved. ID1483220-3383057.7.1.GBL.RTL 0323 Exp. Date: 06/30/2024

Information Classification: Limited Access

May 2023

Asset Stewardship

Guidance on Human Capital Management Disclosures & Practices

In 2021, State Street Global Advisors’ Asset Stewardship team sought to strengthen our perspective on human capital management. We conducted over 185 engagements with investee companies on this topic in markets across the world, including a proactive engagement campaign targeting the largest employers in our portfolios. Our team also initiated conversations with experts on the topic of human capital management to enhance our understanding of this essential topic.

Our intended outcome through these engagements was to develop expectations for companies’ disclosures on human capital management, and to share our insights regarding best practices and areas for improvement for portfolio companies (please see our complementary Human Capital Management Insights page for more on this topic).

Information Classification: Limited

Access

Our Expectations for Human Capital Management Disclosures	While there are many material dimensions of human capital management, our engagements and analysis suggest that five areas are particularly meaningful components of a successful human capital management strategy across industries. As a starting point, we expect all companies to provide public disclosure on::

1. Board Oversight Methods outlining how the board oversees human capital-related risks and opportunities;

2. Strategy Approaches to human capital management and how these advance the long-term business strategy;

3. Compensation Strategies throughout the organization that aim to attract and retain employees, and incentivize contribution to an effective human capital strategy;

4. Voice Channels to ensure the concerns and ideas from workers are solicited and acted upon, and how the workforce is engaged and empowered in the organization; and

5. Diversity, equity, and inclusion Efforts to advance diversity, equity, and inclusion (see our complementary Guidance on Diversity Disclosures and Practices for additional context).

We expect public disclosures to contain specific information about these essential dimensions of human capital management. For example, instead of disclosing that “employees are surveyed regularly,” companies could consider describing survey frequency, examples of questions asked, and actions taken in response to employee feedback where relevant.

We understand that this is an evolving topic and we will continue to engage with companies to develop our expectations and inform our stewardship efforts in this space. We also encourage companies to consider emerging disclosure frameworks, including those required by regulators.

Voting Incorporating Our Expectations into Our Proxy Voting and Engagement Practices

With respect to voting on shareholder proposals related to human capital management , we will first engage with companies related to our human capital management-related disclosure and oversight expectations outlined herein, focusing on companies and industries with the greatest risk and opportunity.

Below is the approach when voting on human capital management-related shareholder proposals:

•  FOR We will consider voting for shareholder proposals that we believe will lead to increased alignment with our expectations for human capital-related disclosures and oversight;

Information Classification: Limited Access

• ABSTAIN We will consider voting abstain when we support some elements of a proposal’s request, or recognize a company’s commitment to implement related disclosure and/or oversight practices.

• AGAINST We will vote against shareholder proposals that we believe are immaterial, overly prescriptive or would not further our disclosure and oversight expectations.

For more information on our voting policies related to diversity, equity, and inclusion, please see our Guidance on Diversity Disclosures & Practices. For example, we will take voting action against chairs of the Nominating Committees at S&P 500 companies that do not disclose EEO-1 reports.

Thought Leadership Human Capital Management Insights

As part of our increased focus on human capital management, we conducted over 150 engagements on this topic in markets across the world in 2021, including a proactive engagement campaign targeting 60 of the largest employers in our portfolio across the Americas, EMEA, and APAC regions. Please see our Human Capital Management Insights for insights from these engagements.

Conclusion	We encourage companies in our portfolios to align their disclosures and practices with our expectations. Please reach out to State Street Global Advisors’ Asset Stewardship Team at GovernanceTeam@ssga.com to request an engagement on this important topic.
For additional context regarding our perspective on labor rights as an essential dimension of human rights, please see our Guidance on Human Rights Disclosures & Practices.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.62 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.

† This figure is presented as of March 31, 2023 and includes approximately $65.03 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

Information Classification: Limited Access

ssga.com

Marketing communication

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240- 7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2.

Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited,

68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103- 0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number:

49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3- 4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands,Apollo Building

7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. South Africa: State Street Global Advisors Limited is regulated by the Financial Sector Conduct Authority in South Africa under license number 42670.United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

Information Classification: Limited Access

Important Risk Information

Investing involves risk including the risk of loss of principal. The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies.

A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended May 26, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator) who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such. The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent.

© 2023 State Street Corporation.

All Rights Reserved.

ID1483214- 4044335.4.1.GBL.RTL 0423

Exp. Date: 06/30/2024

Information Classification: Limited Access

Insights Asset Stewardship	Guidance on Effective Board Oversight
March 2023

As stewards of near-permanent capital to thousands of public companies across the world, State Street Global Advisors focuses on risks and opportunities that may impact long-term value creation for our clients. We rely on the elected representatives of the companies in which we invest — the board of directors — to oversee these firms’ strategies. We expect effective independent board oversight of the material risks and opportunities to its business and operations. We believe that appropriate consideration of these risks and opportunities is an essential component of a firm’s long-term business strategy, and expect boards to actively oversee the management of this strategy.

This paper provides guidance to our portfolio companies on how we evaluate the effectiveness of the board oversight of the risks and opportunities and should be read in conjunction with our Global Proxy Voting and Engagement Principles and applicable regional proxy voting and engagement guidelines. It also outlines our approach to incorporating these perspectives into our voting and engagement.

Guidance On Effective Board Oversight	When evaluating a board’s oversight of financially material risks and opportunities, we assess the following factors, based on disclosures and engagements with directors.

Oversees Long-term Strategy

• Articulates the material risks and opportunities and how those risks and opportunities fit into the firm’s long-term business strategy

• Regularly assesses the effectiveness of the company’s long-term strategy, and management’s execution of this strategy

For example, we leverage established frameworks, such as The Sustainability Accounting Standards Board (SASB) Materiality Map to inform our views on the materiality of environmental and social issues at a given company. We have also established the following priorities for proxy voting and engagement: Effective Board Oversight; Climate Risk Management; Human Capital Management; and Diversity, Equity & Inclusion.

Demonstrates an Effective Oversight Process

• Describes which committee(s) have oversight over specific risks and opportunities, as well as which topics are overseen and/or discussed at the full-board level

• Includes risks and opportunities in board and/or committee agendas, and articulates how often specific topics are discussed at the committee and/or full-board level

• Utilizes KPIs or metrics to assess the effectiveness of risk management processes

• Engages with key stakeholders including employees and investors

Ensures Effective Leadership

• Holds management accountable for progress on relevant metrics and targets

•  Integrates necessary skills and perspectives into the board nominating and executive hiring processes, and provides training to directors and executives, including on topics material to the company’s business or operations

• Conducts a periodic effectiveness review

Guidance on Effective Board Oversight

Ensures Disclosures of Material Information

• Ensures publication of relevant disclosures, including those regarding material topics

— For example, we expect companies to disclose against the four pillars of the Task Force on Climate-related Financial Disclosures (TCFD) framework

Incorporating our Expectations for Effective Oversight Into our Proxy Voting and Engagement Practices

As responsible stewards, we believe in the importance of effective risk management and oversight of issues that are material to a company. To effectively assess the risk of our clients’ portfolios and the broader market, we expect our portfolio companies to manage risks and opportunities that are material and industry-specific and that have a demonstrated link to long-term value creation, and to provide high-quality disclosure of this process to shareholders.

Consistent with this perspective, we may seek to engage with our portfolio companies to better understand how their boards are overseeing risks and opportunities the company has deemed to be material to its business or operations. If we believe a company has failed to implement and communicate effective oversight of these risks, we may consider voting against the directors responsible.

Next Steps For Directors	We encourage directors to review our existing guidance, as well as our voting guidelines, all of which can be found on our website. We believe regular engagements with directors is an essential component of successful long-term partnerships with our portfolio companies. Please reach out to the Asset Stewardship team at GovernanceTeam@ssga.com to request an engagement or share your ideas on effective board oversight.

About State Street Global Advisors	For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of index and active strategies to create cost-effective solutions. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s fourth-largest asset manager* with US $3.48 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.

†  This figure is presented as of December 31, 2022 and includes approximately $58.60 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

Guidance on Effective Board Oversight

ssga.com

Marketing communication

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense – Tour A – La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878

400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Italy is registered in Italy with company number

11871450968 – REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’

Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors

Guidance on Effective Board Oversight

Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

Important Risk Information

Investing involves risk including the risk of loss of principal.

The returns on a portfolio of securities which exclude

companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator) who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

All information is from SSGA unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent.

© 2023 State Street Corporation.

All Rights Reserved.

ID1519201-5596229.1.2.GBL.RTL 0423

Exp. Date: 03/31/2024

Guidance on Effective Board Oversight

Insights Asset Management	Guidance on Virtual Shareholder Meetings
April 2023

As shareholder meetings have increasingly been held virtually due to the pandemic, our Asset Stewardship team outlines our voting approach to management proposals on this topic, expectations for shareholder engagement best practices and guidance on preserving robust shareholder rights.

As a result of the COVID-19 pandemic, companies are increasingly holding virtual shareholder meetings (“VSMs”) globally. Many companies are proposing amendments to their governing documents that grant the board the ability to host VSMs at their own discretion in perpetuity.

Recognizing the success of virtual and hybrid shareholder meetings and a shifting regulatory environment, we will generally support proposals that grant boards the right to hold shareholder meetings in a virtual or hybrid format as long as companies uphold the following best practices:

• Afford virtual attendee shareholders the same rights as would normally be granted to in-person attendee shareholders

• Commit to time-bound renewal (five years or less) of meeting format authorization by shareholders

• Provide a written record of all questions posed during the meeting, and

• Comply with local market laws and regulations relating to virtual and hybrid shareholder meeting practices

If a company breaches of any of the criteria above, we may vote against the Chair of the nominating committee.

Our evaluation of these proposals will also consider the operating environment of the company, including local regulatory developments and specific market circumstances impacting virtual meeting practices.

While we are encouraged by the success of VSMs thus far,, companies and shareholders must remain vigilant in continuing to improve their VSM practices. Maintaining a strong level of shareholder dialogue, upholding shareholder rights, and leveraging the virtual format to benefit companies and investors will be essential.

About State Street Global Advisors	Our clients are the world’s governments, institutions and financial advisors. To help them achieve their financial goals we live our guiding principles each and every day:

• Start with rigor

• Build from breadth

• Invest as stewards

• Invent the future

For four decades, these principles have helped us be the quiet power in a tumultuous investing world. Helping millions of people secure their financial futures. This takes each of our employees in 29 offices around the world, and a firm-wide conviction that we can always do it better. As a result, we are the world’s fourth-largest asset manager* with US $3.62 trillion† under our care.

* Pensions & Investments Research Center, as of December 31, 2021.
† This figure is presented as of March 31, 2023 and includes approximately $65.03 billion USD of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated. Please note all AUM is unaudited.

Guidance on Virtual Shareholder Meetings

ssga.com

Marketing communication

State Street Global Advisors

Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM branch is regulated by the Financial Services Regulatory Authority (FSRA). This document is intended for Professional Clients or Market Counterparties only as defined by the FSRA and no other person should act upon it. State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 185, 1170 Brussels, Belgium. T: +32 2 663 2036. State Street Global Advisors Belgium is a branch office of

State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500, Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Europe Limited, France Branch (“State Street Global Advisors France”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors France is registered in France with company number RCS Nanterre 899 183 289, and its office is located at Coeur Défense — Tour A — La Défense 4, 33e étage, 100, Esplanade du Général de Gaulle, 92 931 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors Europe

Limited, Branch in Germany, Brienner Strasse 59, D-80333 Munich, Germany (“State Street Global Advisors Germany”). T: +49 (0)89 55878 400. State Street Global Advisors Germany is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Europe Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 49934. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Europe Limited, Italy Branch (“State Street Global Advisors Italy”) is a branch of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street

Global Advisors Italy is registered in Italy with company number 11871450968 — REA: 2628603 and VAT number 11871450968, and its office is located at Via Ferrante Aporti, 10 - 20125 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building 7th floor, Herikerbergweg 29, 1101 CN Amsterdam, Netherlands. T: +31 20 7181 000. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Europe Limited, registered in Ireland with company number 49934, authorised and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168,

Guidance on Virtual Shareholder Meetings

Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555.

F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor.

All information is from State Street Global Advisors unless otherwise noted and has been obtained from sources believed to be reliable, but its accuracy is not guaranteed. There is no representation or warranty as to the current accuracy, reliability or completeness of, nor liability for, decisions based on such information and it should not be relied on as such.

Investing involves risk including the risk of loss of principal.

The views expressed in this material are the views of SSGA Asset Stewardship Team through the period ended April 12, 2023 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

The returns on a portfolio of securities which exclude companies that do not meet the portfolio’s specified ESG criteria may trail the returns on a portfolio of securities which include such companies. A portfolio’s ESG criteria may result in the portfolio investing in industry sectors or securities which underperform the market as a whole.

This communication is directed at professional clients (this includes eligible counterparties as defined by the appropriate EU regulator who are deemed both knowledgeable and experienced in matters relating to investments. The products and services to which this communication relates are only available to such persons and persons of any other description (including retail clients) should not rely on this communication.

The trademarks and service marks referenced herein are the property of their respective owners. Third party data providers make no warranties or representations of any kind relating to the accuracy, completeness or timeliness of the data and have no liability for damages of any kind relating to the use of such data.

Responsible-Factor (R Factor) scoring is designed by State Street to reflect certain ESG characteristics and does not represent investment performance. Results generated out of the scoring model is based on sustainability and corporate governance dimensions of a scored entity.

The information contained in this communication is not a research recommendation or ‘investment research’ and is classified as a ‘Marketing Communication’ in accordance with the Markets in Financial Instruments Directive (2014/65/EU) or applicable Swiss regulation. This means that this marketing communication (a) has not been prepared in accordance with legal requirements designed to promote the independence of investment research (b) is not subject to any prohibition on dealing ahead of the dissemination of investment research.

© 2023 State Street Corporation.

All Rights Reserved.

ID1522584-4255954.3.1.GBL.RTL  0423

Exp. Date: 04/30/2024

Guidance on Virtual Shareholder Meetings

W W W . I S S G O V E R N A N C E . C O M	C-2	2 of 81

W W W . I S S G O V E R N A N C E . C O M	C-3	3 of 81

W W W . I S S G O V E R N A N C E . C O M	C-4	4 of 81

W W W . I S S G O V E R N A N C E . C O M	C-5	5 of 81

W W W . I S S G O V E R N A N C E . C O M	C-6	6 of 81

W W W . I S S G O V E R N A N C E . C O M	C-7	7 of 81

W W W . I S S G O V E R N A N C E . C O M	C-8	8 of 81

Coverage

The U.S. research team provides proxy analyses and voting recommendations for the common shareholder meetings of U.S. - incorporated companies that are publicly-traded on U.S. exchanges, as well as certain OTC companies, if they are held in our institutional investor clients’ portfolios. Coverage generally includes corporate actions for common equity holders, such as written consents and bankruptcies. ISS’ U.S. coverage includes investment companies (including open-end funds, closed-end funds, exchange-traded funds, and unit investment trusts), limited partnerships (“LPs”), master limited partnerships (“MLPs”), limited liability companies (“LLCs”), and business development companies. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

Foreign-incorporated companies

In addition to U.S.- incorporated, U.S.- listed companies, ISS’ U.S. policies are applied to certain foreign-incorporated company analyses. Like the SEC, ISS distinguishes two types of companies that list but are not incorporated in the U.S.:

◾

U.S. Domestic Issuers – which have a majority of outstanding shares held in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies (e.g. they are required to file DEF14A proxy statements) – are generally covered under standard U.S. policy guidelines.

◾

Foreign Private Issuers (FPIs) – which are allowed to take exemptions from most disclosure requirements (e.g., they are allowed to file 6-K for their proxy materials) and U.S. listing standards – are generally covered under a combination of policy guidelines:

◾

FPI Guidelines (see the Americas Regional Proxy Voting Guidelines), may apply to companies incorporated in governance havens, and apply certain minimum independence and disclosure standards in the evaluation of key proxy ballot items, such as the election of directors; and/or

◾	Guidelines for the market that is responsible for, or most relevant to, the item on the ballot.

U.S. incorporated companies listed only on non-U.S. exchanges are generally covered under the ISS guidelines for the market on which they are traded.

An FPI is generally covered under ISS’ approach to FPIs outlined above, even if such FPI voluntarily files a proxy statement and/or other filing normally required of a U.S. Domestic Issuer, so long as the company retains its FPI status.

In all cases – including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets – items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the

“assigned” primary market coverage.

W W W . I S S G O V E R N A N C E . C O M	C-9	9 of 81

1. Board of Directors

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

Independence: Boards should be sufficiently independent from management (and significant shareholders) to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case-by-case basis):

Independence

Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:

◾	Independent directors comprise 50 percent or less of the board;
◾	The non-independent director serves on the audit, compensation, or nominating committee;
◾	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
◾	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

1 A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

2 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

W W W . I S S G O V E R N A N C E . C O M	C-10	10 of 81

ISS Classification of Directors – U.S.

1.	Executive Director

1.1.	Current officer[1] of the company or one of its affiliates[2].

2.	Non-Independent Non-Executive Director

Board Identification

2.1.	Director identified as not independent by the board.

Controlling/Significant	Shareholder
2.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Current Employment at Company or Related Company
2.3.	Non-officer employee of the firm (including employee representatives).
2.4.	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.

Former Employment

2.5.	Former CEO of the company. [3,4]
2.6.	Former non-CEO officer[1] of the company or an affiliate[2] within the past five years.
2.7.	Former officer[1] of an acquired company within the past five years.[4]
2.8.	Officer[1] of a former parent or predecessor firm at the time the company was sold or split off within the past five years.
2.9.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5]

Family Members

2.10.	Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.
2.11.

Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non- Section 16 officer in a key strategic role).

Professional, Transactional, and Charitable Relationships

2.12.

Director who (or whose immediate family member6) currently provides professional services[7] in excess of $10,000 per year to: the company, an affiliate[2], or an individual officer of the company or an affiliate; or who is (or whose immediate family member[6] is) a partner, employee, or controlling shareholder of an organization which provides the services.

2.13.

Director who (or whose immediate family member6) currently has any material transactional relationship[8] with the company or its affiliates[2]; or who is (or whose immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationship[8] (excluding investments in the company through a private placement).

2.14.

Director who (or whose immediate family member6) is a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].

Other Relationships

2.15.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.
2.16.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.[10]
2.17.	Founder[11] of the company but not currently an employee.
2.18.	Director with pay comparable to Named Executive Officers.
2.19.	Any material[12] relationship with the company.

3.	Independent Director

3.1.	No material[12] connection to the company other than a board seat.

W W W . I S S G O V E R N A N C E . C O M	C-11	11 of 81

Footnotes:

1. The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

2. “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.

3. Includes any former CEO of the company prior to the company’s initial public offering (IPO).

4. When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

5. ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

6. “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

7. Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

8. A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

9. Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

10. Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

11. The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an Independent Director.

W W W . I S S G O V E R N A N C E . C O M	C-12	12 of 81

12. For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

◾	Medical issues/illness;
◾	Family emergencies; and
◾	Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

◾	Sit on more than five public company boards; or
◾	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[4].

Gender Diversity: Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company’s board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.

Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members5. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.

3 Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

4 Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

5 Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.

W W W . I S S G O V E R N A N C E . C O M	C-13	13 of 81

Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

◾

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

◾	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
◾	Rationale provided in the proxy statement for the level of implementation;
◾	The subject matter of the proposal;
◾	The level of support for and opposition to the resolution in past meetings;
◾	Actions taken by the board in response to the majority vote and its engagement with shareholders;
◾	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
◾	Other factors as appropriate.
◾	The board failed to act on takeover offers where the majority of shares are tendered;
◾

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

◾	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
◾	The company’s response, including:
◾

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

◾	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
◾	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
◾	Other recent compensation actions taken by the company;
◾	Whether the issues raised are recurring or isolated;
◾	The company’s ownership structure; and
◾	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
◾	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

PROBLEMATIC TAKEOVER DEFENSES, CAPITAL STRUCTURE, AND GOVERNANCE STRUCTURE

Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:

◾	The company has a poison pill with a deadhand or slowhand feature[6];

6 If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

W W W . I S S G O V E R N A N C E . C O M	C-14	14 of 81

◾	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
◾	The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders[7].

Vote case-by-case on nominees if the board adopts an initial short-term pill6 (with a term of one year or less) without shareholder approval, taking into consideration:

◾	The disclosed rationale for the adoption;
◾	The trigger;
◾	The company’s market capitalization (including absolute level and sudden changes);
◾	A commitment to put any renewal to a shareholder vote; and
◾	Other factors as relevant.

Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights8.

Exceptions to this policy will generally be limited to:

◾	Newly-public companies[9] with a sunset provision of no more than seven years from the date of going public;
◾	Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
◾	Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or
◾	The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote on whether the capital structure should be maintained.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Problematic Governance Structure: For companies that hold or held their first annual meeting9 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

◾	Supermajority vote requirements to amend the bylaws or charter;
◾	A classified board structure; or
◾	Other egregious provisions.

7 Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.

8 This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).

9 Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.

W W W . I S S G O V E R N A N C E . C O M	C-15	15 of 81

A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

◾	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
◾	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
◾	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
◾	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
◾	The company’s ownership structure;
◾	The company’s existing governance provisions;
◾	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and
◾	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:

◾	Classified the board;
◾	Adopted supermajority vote requirements to amend the bylaws or charter;
◾	Eliminated shareholders’ ability to amend bylaws;
◾	Adopted a fee-shifting provision; or
◾	Adopted another provision deemed egregious.

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

◾

The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group

(Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

◾	A classified board structure;

W W W . I S S G O V E R N A N C E . C O M	C-16	16 of 81

◾	A supermajority vote requirement;
◾	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
◾	The inability of shareholders to call special meetings;
◾	The inability of shareholders to act by written consent;
◾	A multi-class capital structure; and/or
◾	A non-shareholder-approved poison pill.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

◾	The presence of a shareholder proposal addressing the same issue on the same ballot;
◾	The board’s rationale for seeking ratification;
◾	Disclosure of actions to be taken by the board should the ratification proposal fail;
◾	Disclosure of shareholder engagement regarding the board’s ratification request;
◾	The level of impairment to shareholders’ rights caused by the existing provision;
◾	The history of management and shareholder proposals on the provision at the company’s past meetings;
◾	Whether the current provision was adopted in response to the shareholder proposal;
◾	The company’s ownership structure; and
◾	Previous use of ratification proposals to exclude shareholder proposals.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

◾	The non-audit fees paid to the auditor are excessive;
◾	The company receives an adverse opinion on the company’s financial statements from its auditor; or
◾

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

◾

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

◾	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
◾	The company maintains significant problematic pay practices; or
◾	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

◾	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
◾	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

W W W . I S S G O V E R N A N C E . C O M	C-17	17 of 81

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock: Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

◾	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
◾	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
◾	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
◾	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
◾	Any other relevant factors.

Climate Accountability

For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain10, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where ISS determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.

Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in alignment with the policy :

◾	Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:
◾	Board governance measures;
◾	Corporate strategy;
◾	Risk management analyses; and
◾	Metrics and targets.
◾	Appropriate GHG emissions reduction targets.

At this time, “appropriate GHG emissions reductions targets” will be medium-term GHG reduction targets or Net Zero-by-2050 GHG reduction targets for a company’s operations (Scope 1) and electricity use (Scope 2). Targets should cover the vast majority of the company’s direct emissions.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

◾	Material failures of governance, stewardship, risk oversight[11], or fiduciary responsibilities at the company;
◾	Failure to replace management as appropriate; or

10 Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.

11 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.

W W W . I S S G O V E R N A N C E . C O M	C-18	18 of 81

◾

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

◾	Long-term financial performance of the company relative to its industry;
◾	Management’s track record;
◾	Background to the contested election;
◾	Nominee qualifications and any compensatory arrangements;
◾	Strategic plan of dissident slate and quality of the critique against management;
◾	Likelihood that the proposed goals and objectives can be achieved (both slates); and
◾	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Board Refreshment

Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.

W W W . I S S G O V E R N A N C E . C O M	C-19	19 of 81

Term/Tenure Limits

General Recommendation: Vote case-by-case on management proposals regarding director term/tenure limits, considering:

◾	The rationale provided for adoption of the term/tenure limit;
◾	The robustness of the company’s board evaluation process;
◾	Whether the limit is of sufficient length to allow for a broad range of director tenures;
◾	Whether the limit would disadvantage independent directors compared to non-independent directors; and
◾	Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.

Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:

◾	The scope of the shareholder proposal; and
◾	Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.

Age Limits

General Recommendation: Generally vote against management and shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

Board Size

General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

General Recommendation: Vote against proposals to classify (stagger) the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

◾	The reasonableness/scope of the request; and
◾	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

W W W . I S S G O V E R N A N C E . C O M	C-20	20 of 81

◾	The company has proxy access[12], thereby allowing shareholders to nominate directors to the company’s ballot; and
◾

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification, Liability Protection, and Exculpation

General Recommendation: Vote case-by-case on proposals on director and officer indemnification, liability protection, and exculpation13.

Consider the stated rationale for the proposed change. Also consider, among other factors, the extent to which the proposal would:

◾	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of care.
◾	Eliminate directors’ and officers’ liability for monetary damages for violating the duty of loyalty.
◾	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.
◾

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote for those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

◾	If the individual was found to have acted in good faith and in a manner that the individual reasonably believed was in the best interests of the company; and

If only the individual’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

◾	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

12 A proxy access right that meets the recommended guidelines.

13 Indemnification: the condition of being secured against loss or damage.

Limited liability: a person’s financial liability is limited to a fixed sum, or personal financial assets are not at risk if the individual loses a lawsuit that results in financial award/damages to the plaintiff.

Exculpation: to eliminate or limit the personal liability of a director or officer to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director or officer.

W W W . I S S G O V E R N A N C E . C O M	C-21	21 of 81

◾	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
◾	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
◾	The scope and structure of the proposal.

Establish Other Board Committee Proposals

General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

◾	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
◾	Level of disclosure regarding the issue for which board oversight is sought;
◾	Company performance related to the issue for which board oversight is sought;
◾	Board committee structure compared to that of other companies in its industry sector; and
◾	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

General Recommendation: Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Board Chair

General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:

◾	The scope and rationale of the proposal;
◾	The company’s current board leadership structure;
◾	The company’s governance structure and practices;
◾	Company performance; and
◾	Any other relevant factors that may be applicable.

The following factors will increase the likelihood of a “for” recommendation:

◾	A majority non-independent board and/or the presence of non-independent directors on key board committees;
◾	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
◾	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
◾	Evidence that the board has failed to oversee and address material risks facing the company;
◾	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or

W W W . I S S G O V E R N A N C E . C O M	C-22	22 of 81

◾	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders’ interests.

Majority of Independent Directors/Establishment of Independent Committees

General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of Independent Director (See ISS’ Classification of Directors.)

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

◾	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
◾	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
◾	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
◾	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access. Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

W W W . I S S G O V E R N A N C E . C O M	C-23	23 of 81

Shareholder Engagement Policy (Shareholder Advisory Committee)

General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

◾	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
◾	Effectively disclosed information with respect to this structure to its shareholders;
◾	Company has not ignored majority-supported shareholder proposals, or a majority withhold vote on a director nominee; and
◾

The company has an independent chair or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

W W W . I S S G O V E R N A N C E . C O M	C-24	24 of 81

2. Audit-Related

Auditor Indemnification and Limitation of Liability

General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

◾	The terms of the auditor agreement—the degree to which these agreements impact shareholders’ rights;
◾	The motivation and rationale for establishing the agreements;
◾	The quality of the company’s disclosure; and
◾	The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

◾	An auditor has a financial interest in or association with the company, and is therefore not independent;
◾	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
◾	Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or
◾	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

◾	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

W W W . I S S G O V E R N A N C E . C O M	C-25	25 of 81

Shareholder Proposals on Audit Firm Rotation

General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

◾	The tenure of the audit firm;
◾	The length of rotation specified in the proposal;
◾	Any significant audit-related issues at the company;
◾	The number of Audit Committee meetings held each year;
◾	The number of financial experts serving on the committee; and
◾	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

W W W . I S S G O V E R N A N C E . C O M	C-26	26 of 81

3. Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120-day window). The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:

◾	Any impediments to shareholders’ ability to amend the bylaws (i.e. supermajority voting requirements);
◾	The company’s ownership structure and historical voting turnout;
◾	Whether the board could amend bylaws adopted by shareholders; and
◾	Whether shareholders would retain the ability to ratify any board-initiated amendments.

Control Share Acquisition Provisions

General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Control Share Cash-Out Provisions

General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

W W W . I S S G O V E R N A N C E . C O M	C-27	27 of 81

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Disgorgement Provisions

General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Fair Price Provisions

General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Shareholder Litigation Rights

Federal Forum Selection Provisions

Federal forum selection provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.

W W W . I S S G O V E R N A N C E . C O M	C-28	28 of 81

General Recommendation: Generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Exclusive Forum Provisions for State Law Matters

Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).

General Recommendation: Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:

◾	The company’s stated rationale for adopting such a provision;
◾	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;
◾	The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and
◾

Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Fee shifting

Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.

General Recommendation: Generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.

W W W . I S S G O V E R N A N C E . C O M	C-29	29 of 81

Net Operating Loss (NOL) Protective Amendments

General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

◾

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

◾	The value of the NOLs;
◾	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
◾

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

◾	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder-approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

◾	Shareholders have approved the adoption of the plan; or
◾

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

◾	No lower than a 20 percent trigger, flip-in or flip-over;
◾	A term of no more than three years;
◾	No deadhand, slowhand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;
◾

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

W W W . I S S G O V E R N A N C E . C O M	C-30	30 of 81

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

◾	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
◾	The value of the NOLs;
◾	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
◾

The company’s existing governance structure, including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

◾	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

◾	The scope and structure of the proposal;
◾

The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

◾	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;
◾	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
◾	Any recent controversies or concerns related to the company’s proxy voting mechanics;
◾	Any unintended consequences resulting from implementation of the proposal; and
◾	Any other factors that may be relevant.
Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

W W W . I S S G O V E R N A N C E . C O M	C-31	31 of 81

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

◾	The presence of a shareholder proposal addressing the same issue on the same ballot;
◾	The board’s rationale for seeking ratification;
◾	Disclosure of actions to be taken by the board should the ratification proposal fail;
◾	Disclosure of shareholder engagement regarding the board’s ratification request;
◾	The level of impairment to shareholders’ rights caused by the existing provision;
◾	The history of management and shareholder proposals on the provision at the company’s past meetings;
◾	Whether the current provision was adopted in response to the shareholder proposal;
◾	The company’s ownership structure; and
◾	Previous use of ratification proposals to exclude shareholder proposals.

Reimbursing Proxy Solicitation Expenses

General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

◾	The election of fewer than 50 percent of the directors to be elected is contested in the election;
◾	One or more of the dissident’s candidates is elected;
◾	Shareholders are not permitted to cumulate their votes for directors; and
◾	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

General Recommendation: Management or shareholder proposals to change a company’s state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

◾	Reasons for reincorporation;
◾	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and
◾	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

◾	Shareholders’ current right to act by written consent;
◾	The consent threshold;
◾	The inclusion of exclusionary or prohibitive language;

W W W . I S S G O V E R N A N C E . C O M	C-32	32 of 81

◾	Investor ownership structure; and
◾	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

◾	An unfettered[14] right for shareholders to call special meetings at a 10 percent threshold;
◾	A majority vote standard in uncontested director elections;
◾	No non-shareholder-approved pill; and
◾	An annually elected board.

Shareholder Ability to Call Special Meetings

General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

◾	Shareholders’ current right to call special meetings;
◾	Minimum ownership threshold necessary to call special meetings (10 percent preferred);
◾	The inclusion of exclusionary or prohibitive language;
◾	Investor ownership structure; and
◾	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

General Recommendation: Vote against proposals to require a supermajority shareholder vote.

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

◾	Ownership structure;
◾	Quorum requirements; and
◾	Vote requirements.

14 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

W W W . I S S G O V E R N A N C E . C O M	C-33	33 of 81

Virtual Shareholder Meetings

General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only15 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

◾	Scope and rationale of the proposal; and
◾	Concerns identified with the company’s prior meeting practices.

15 Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

W W W . I S S G O V E R N A N C E . C O M	C-34	34 of 81

4. Capital/Restructuring

Capital

Adjustments to Par Value of Common Stock

General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:

◾	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
◾	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
◾	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
◾	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

◾	The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
◾	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
◾	The company has a non-shareholder approved poison pill (including an NOL pill); or
◾

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

◾	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
◾	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
◾	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

W W W . I S S G O V E R N A N C E . C O M	C-35	35 of 81

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

◾	twice the amount needed to support the transactions on the ballot, and
◾	the allowable increase as calculated for general issuances above.

Dual Class Structure

General Recommendation: Generally vote against proposals to create a new class of common stock unless:

◾	The company discloses a compelling rationale for the dual-class capital structure, such as:
◾	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or
◾	The new class of shares will be transitory;
◾	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
◾	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

◾	The size of the company;
◾	The shareholder base; and
◾	The liquidity of the stock.

Preferred Stock Authorization

General Authorization Requests

General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of preferred stock that are to be used for general corporate purposes:

◾	If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
◾	If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
◾	If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.

W W W . I S S G O V E R N A N C E . C O M	C-36	36 of 81

◾	In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.
◾	If no preferred shares are currently issued and outstanding, vote against the request, unless the company discloses a specific use for the shares.

Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:

◾	If the shares requested are blank check preferred shares that can be used for antitakeover purposes;[16]
◾

The company seeks to increase a class of non-convertible preferred shares entitled to more than one vote per share on matters that do not solely affect the rights of preferred stockholders “supervoting shares”);

◾

The company seeks to increase a class of convertible preferred shares entitled to a number of votes greater than the number of common shares into which they are convertible (“supervoting shares”) on matters that do not solely affect the rights of preferred stockholders;

◾	The stated intent of the increase in the general authorization is to allow the company to increase an existing designated class of supervoting preferred shares;
◾	On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
◾	The company has a non-shareholder approved poison pill (including an NOL pill); or
◾

The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.

However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:

◾	In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
◾	The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
◾	A government body has in the past year required the company to increase its capital ratios.

For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.

Specific Authorization Requests

General Recommendation: Generally vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:

◾	twice the amount needed to support the transactions on the ballot, and
◾	the allowable increase as calculated for general issuances above.

16 To be acceptable, appropriate disclosure would be needed that the shares are “declawed”: i.e., representation by the board that it will not, without prior stockholder approval, issue or use the preferred stock for any defensive or anti-takeover purpose or for the purpose of implementing any stockholder rights plan.

W W W . I S S G O V E R N A N C E . C O M	C-37	37 of 81

Recapitalization Plans

General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

◾	More simplified capital structure;
◾	Enhanced liquidity;
◾	Fairness of conversion terms;
◾	Impact on voting power and dividends;
◾	Reasons for the reclassification;
◾	Conflicts of interest; and
◾	Other alternatives considered.

Reverse Stock Splits

General Recommendation: Vote for management proposals to implement a reverse stock split if:

◾	The number of authorized shares will be proportionately reduced; or
◾	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

◾	Stock exchange notification to the company of a potential delisting;
◾	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;
◾	The company’s rationale; or
◾	Other factors as applicable.

Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.

General Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.

For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.

Renewal of such mandates should be sought at each year’s annual meeting.

Vote case-by-case on share issuances for a specific transaction or financing proposal.

W W W . I S S G O V E R N A N C E . C O M	C-38	38 of 81

Share Repurchase Programs

General Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

◾	Greenmail;
◾	The use of buybacks to inappropriately manipulate incentive compensation metrics;
◾	Threats to the company’s long-term viability; or
◾	Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Share Repurchase Programs Shareholder Proposals

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Distributions: Splits and Dividends

General Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Tracking Stock

General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

◾	Adverse governance changes;
◾	Excessive increases in authorized capital stock;
◾	Unfair method of distribution;
◾	Diminution of voting rights;
◾	Adverse conversion features;
◾	Negative impact on stock option plans; and
◾	Alternatives such as spin-off.

Restructuring

Appraisal Rights

General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

W W W . I S S G O V E R N A N C E . C O M	C-39	39 of 81

Asset Purchases

General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

◾	Purchase price;
◾	Fairness opinion;
◾	Financial and strategic benefits;
◾	How the deal was negotiated;
◾	Conflicts of interest;
◾	Other alternatives for the business;
◾	Non-completion risk.

Asset Sales

General Recommendation: Vote case-by-case on asset sales, considering the following factors:

◾	Impact on the balance sheet/working capital;
◾	Potential elimination of diseconomies;
◾	Anticipated financial and operating benefits;
◾	Anticipated use of funds;
◾	Value received for the asset;
◾	Fairness opinion;
◾	How the deal was negotiated;
◾	Conflicts of interest.

Bundled Proposals

General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

◾	Dilution to existing shareholders’ positions;
◾	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

W W W . I S S G O V E R N A N C E . C O M	C-40	40 of 81

◾	Financial issues - company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;
◾	Management’s efforts to pursue other alternatives;
◾	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
◾	Conflict of interest - arm’s length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

◾	The reasons for the change;
◾	Any financial or tax benefits;
◾	Regulatory benefits;
◾	Increases in capital structure; and
◾	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

◾	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or
◾	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

◾	Offer price/premium;
◾	Fairness opinion;
◾	How the deal was negotiated;
◾	Conflicts of interest;
◾	Other alternatives/offers considered; and
◾	Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

◾	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
◾	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
◾	Are all shareholders able to participate in the transaction?
◾	Will there be a liquid market for remaining shareholders following the transaction?
◾	Does the company have strong corporate governance?
◾	Will insiders reap the gains of control following the proposed transaction?
◾	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

W W W . I S S G O V E R N A N C E . C O M	C-41	41 of 81

Joint Ventures

General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

◾	Percentage of assets/business contributed;
◾	Percentage ownership;
◾	Financial and strategic benefits;
◾	Governance structure;
◾	Conflicts of interest;
◾	Other alternatives; and
◾	Non-completion risk.

Liquidations

General Recommendation: Vote case-by-case on liquidations, taking into account the following:

◾	Management’s efforts to pursue other alternatives;
◾	Appraisal value of assets; and
◾	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

◾

Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

◾	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
◾

Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

◾

Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

◾

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

W W W . I S S G O V E R N A N C E . C O M	C-42	42 of 81

◾

Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

◾

Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

◾	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

◾

The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

◾

When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.

◾	Financial issues:
◾	The company’s financial condition;
◾	Degree of need for capital;
◾	Use of proceeds;
◾	Effect of the financing on the company’s cost of capital;
◾	Current and proposed cash burn rate;
◾	Going concern viability and the state of the capital and credit markets.

◾

Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.

◾	Control issues:
◾	Change in management;
◾	Change in control;
◾	Guaranteed board and committee seats;
◾	Standstill provisions;
◾	Voting agreements;
◾	Veto power over certain corporate actions; and
◾	Minority versus majority ownership and corresponding minority discount or majority control premium.

W W W . I S S G O V E R N A N C E . C O M	C-43	43 of 81

◾	Conflicts of interest:
◾	Conflicts of interest should be viewed from the perspective of the company and the investor.
◾	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

◾	Market reaction:
◾	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

◾	Estimated value and financial prospects of the reorganized company;
◾	Percentage ownership of current shareholders in the reorganized company;
◾	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
◾	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
◾	Existence of a superior alternative to the plan of reorganization; and
◾	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

◾

Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target if it is a private entity.

◾

Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

◾

Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

◾	Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
◾

Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24-month timeframe.

◾	Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
◾	Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

W W W . I S S G O V E R N A N C E . C O M	C-44	44 of 81

Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

General Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

◾	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC’s acquistion process.
◾

Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.

◾

Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the “equity kicker” is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redeemption at the extension proposal meeting.

◾	Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs

General Recommendation: Vote case-by-case on spin-offs, considering:

◾	Tax and regulatory advantages;
◾	Planned use of the sale proceeds;
◾	Valuation of spinoff;
◾	Fairness opinion;
◾	Benefits to the parent company;
◾	Conflicts of interest;
◾	Managerial incentives;
◾	Corporate governance changes;
◾	Changes in the capital structure.

Value Maximization Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

◾	Hiring a financial advisor to explore strategic alternatives;
◾	Selling the company; or
◾	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

◾	Prolonged poor performance with no turnaround in sight;
◾	Signs of entrenched board and management (such as the adoption of takeover defenses);
◾	Strategic plan in place for improving value;
◾	Likelihood of receiving reasonable value in a sale or dissolution; and
◾	The company actively exploring its strategic options, including retaining a financial advisor.

W W W . I S S G O V E R N A N C E . C O M	C-45	45 of 81

5. Compensation

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

◾	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
◾	The company maintains significant problematic pay practices;
◾	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

◾

There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

◾	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
◾	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
◾	The situation is egregious.

W W W . I S S G O V E R N A N C E . C O M	C-46	46 of 81

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices17, this analysis considers the following:

1.	Peer Group[18] Alignment:

◾	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
◾	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
◾	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.

Absolute Alignment[19] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

◾	The ratio of performance- to time-based incentive awards;
◾	The overall ratio of performance-based compensation to fixed or discretionary pay;
◾	The rigor of performance goals;
◾	The complexity and risks around pay program design;
◾	The transparency and clarity of disclosure;
◾	The company’s peer group benchmarking practices;
◾	Financial/operational results, both absolute and relative to peers;
◾	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
◾	Realizable pay[20] compared to grant pay; and
◾	Any other factors deemed relevant.

17 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

18 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

19 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

20 ISS research reports include realizable pay for S&P1500 companies.

W W W . I S S G O V E R N A N C E . C O M	C-47	47 of 81

Problematic Pay Practices

Problematic pay elements are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:

◾	Problematic practices related to non-performance-based compensation elements;
◾	Incentives that may motivate excessive risk-taking or present a windfall risk; and
◾	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

◾	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
◾	Extraordinary perquisites or tax gross-ups;
◾	New or materially amended agreements that provide for:
◾	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
◾	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;
◾	CIC excise tax gross-up entitlements (including “modified” gross-ups);
◾	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
◾	Liberal CIC definition combined with any single-trigger CIC benefits;
◾	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;
◾	Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason);
◾	Any other provision or practice deemed to be egregious and present a significant risk to investors.

The above examples are not an exhaustive list. Please refer to ISS’ U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

◾	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
◾	Duration of options backdating;
◾	Size of restatement due to options backdating;
◾	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
◾	Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

W W W . I S S G O V E R N A N C E . C O M	C-48	48 of 81

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

◾	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
◾	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
◾

Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

◾	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
◾	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
◾	Other recent compensation actions taken by the company;
◾	Whether the issues raised are recurring or isolated;
◾	The company’s ownership structure; and
◾	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers but also considering new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

◾	Single- or modified-single-trigger cash severance;
◾	Single-trigger acceleration of unvested equity awards;
◾	Full acceleration of equity awards granted shortly before the change in control;
◾	Acceleration of performance awards above the target level of performance without compelling rationale;
◾	Excessive cash severance (generally >3x base salary and bonus);
◾	Excise tax gross-ups triggered and payable;
◾	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
◾

Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

◾	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

W W W . I S S G O V E R N A N C E . C O M	C-49	49 of 81

Equity-Based and Other Incentive Plans

Please refer to ISS’ U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

General Recommendation: Vote case-by-case on certain equity-based compensation plans21 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

◾

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

◾	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
◾	SVT based only on new shares requested plus shares remaining for future grants.

◾	Plan Features:
◾	Quality of disclosure around vesting upon a change in control (CIC);
◾	Discretionary vesting authority;
◾	Liberal share recycling on various award types;
◾	Lack of minimum vesting period for grants made under the plan;
◾	Dividends payable prior to award vesting.

◾	Grant Practices:
◾	The company’s three-year burn rate relative to its industry/market cap peers;
◾	Vesting requirements in CEO’s recent equity grants (3-year look-back);
◾	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
◾	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
◾	Whether the company maintains a sufficient claw-back policy;
◾	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

◾	Awards may vest in connection with a liberal change-of-control definition;
◾

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

◾	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
◾	The plan is excessively dilutive to shareholders’ holdings;
◾	The plan contains an evergreen (automatic share replenishment) feature; or
◾	Any other plan features are determined to have a significant negative impact on shareholder interests.

21 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

W W W . I S S G O V E R N A N C E . C O M	C-50	50 of 81

Further Information on certain EPSC Factors:

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types.

For proposals that are not subject to the Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size, and cash compensation into the industry cap equations to arrive at the company’s benchmark.22

Three-Year Value-Adjusted Burn Rate

A “Value-Adjusted Burn Rate” is used for stock plan evaluations. Value-Adjusted Burn Rate benchmarks are calculated as the greater of: (1) an industry-specific threshold based on three-year burn rates within the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P 500) and non-Russell 3000 index; and (2) a de minimis threshold established separately for each of the S&P 500, the Russell 3000 index less the S&P 500, and the non-Russell 3000 index. Year-over-year burn-rate benchmark changes will be limited to a predetermined range above or below the prior year’s burn-rate benchmark.

The Value-Adjusted Burn Rate is calculated as follows:

Value-Adjusted Burn Rate = ((# of options * option’s dollar value using a Black-Scholes model) + (# of full-value awards * stock price)) / (Weighted average common shares * stock price).

Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

22 For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

W W W . I S S G O V E R N A N C E . C O M	C-51	51 of 81

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” typically includes the ability to do any of the following:

◾	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
◾	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;
◾	Cancel underwater options in exchange for stock awards; or
◾	Provide cash buyouts of underwater options.

While the above cover most types of repricing, ISS may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

ISS may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

◾	Severity of the pay-for-performance misalignment;
◾	Whether problematic equity grant practices are driving the misalignment; and/or
◾	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

General Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

◾	Addresses administrative features only; or
◾

Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per ISS’ Classification of Directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

W W W . I S S G O V E R N A N C E . C O M	C-52	52 of 81

Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

◾	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per ISS’ Classification of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

◾

If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.

◾

If the plan is being presented to shareholders for the first time (including after the company’s IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.

◾

If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

W W W . I S S G O V E R N A N C E . C O M	C-53	53 of 81

Employee Stock Ownership Plans (ESOPs)

General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

◾	Purchase price is at least 85 percent of fair market value;
◾	Offering period is 27 months or less; and
◾	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where when the plan features do not meet all of the above criteria.

Employee Stock Purchase Plans—Non-Qualified Plans

General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

◾	Broad-based participation;
◾	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
◾	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and
◾	No discount on the stock price on the date of purchase when there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, ISS may evaluate the SVT cost of the plan as part of the assessment.

Option Exchange Programs/Repricing Options

General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

◾	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
◾	Rationale for the re-pricing—was the stock price decline beyond management’s control?;
◾	Is this a value-for-value exchange?;
◾	Are surrendered stock options added back to the plan reserve?;
◾	Timing—repricing should occur at least one year out from any precipitous drop in company’s stock price;
◾	Option vesting—does the new option vest immediately or is there a black-out period?;
◾	Term of the option—the term should remain the same as that of the replaced option;
◾	Exercise price—should be set at fair market or a premium to market;
◾	Participants—executive officers and directors must be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

W W W . I S S G O V E R N A N C E . C O M	C-54	54 of 81

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

◾	Executive officers and non-employee directors are excluded from participating;
◾

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and

◾	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure, and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

◾	Eligibility;
◾	Vesting;
◾	Bid-price;
◾	Term of options;
◾	Cost of the program and impact of the TSOs on company’s total option expense; and
◾	Option repricing policy.

W W W . I S S G O V E R N A N C E . C O M	C-55	55 of 81

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Shareholder Ratification of Director Pay Programs

General Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

◾	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
◾	An assessment of the following qualitative factors:
◾	The relative magnitude of director compensation as compared to companies of a similar profile;
◾	The presence of problematic pay practices relating to director compensation;
◾	Director stock ownership guidelines and holding requirements;
◾	Equity award vesting schedules;
◾	The mix of cash and equity-based compensation;
◾	Meaningful limits on director compensation;
◾	The availability of retirement benefits or perquisites; and
◾	The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

◾

The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

◾	The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and
◾	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

◾	The relative magnitude of director compensation as compared to companies of a similar profile;
◾	The presence of problematic pay practices relating to director compensation;
◾	Director stock ownership guidelines and holding requirements;
◾	Equity award vesting schedules;
◾	The mix of cash and equity-based compensation;
◾	Meaningful limits on director compensation;
◾	The availability of retirement benefits or perquisites; and
◾	The quality of disclosure surrounding director compensation.

Non-Employee Director Retirement Plans

General Recommendation: Vote against retirement plans for non-employee directors. Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

W W W . I S S G O V E R N A N C E . C O M	C-56	56 of 81

Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

◾	The company’s past practices regarding equity and cash compensation;
◾	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
◾	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

Golden Coffins/Executive Death Benefits

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

W W W . I S S G O V E R N A N C E . C O M	C-57	57 of 81

Hold Equity Past Retirement or for a Significant Period of Time

General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

◾	The percentage/ratio of net shares required to be retained;
◾	The time period required to retain the shares;
◾	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
◾	Whether the company has any other policies aimed at mitigating risk taking by executives;
◾	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
◾	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Pay Disparity

General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

◾	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;
◾	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and
◾	The level of shareholder support for the company’s pay programs.

Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

◾

First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options, or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.

◾

Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

W W W . I S S G O V E R N A N C E . C O M	C-58	58 of 81

Pay for Superior Performance

General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

◾	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
◾	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
◾

Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

◾	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;
◾

Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

◾	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
◾

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

◾	Can shareholders assess the correlation between pay and performance based on the current disclosure?
◾	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: Generally vote for shareholder proposals calling for the addition of certain safeguards in prearranged trading plans (10b5-1 plans) for executives. Safeguards may include:

◾	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed in a Form 8-K;
◾	Amendment or early termination of a 10b5-1 Plan allowed only under extraordinary circumstances, as determined by the board;
◾	Request that a certain number of days that must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
◾	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
◾	An executive may not trade in company stock outside the 10b5-1 Plan;
◾	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit Outside CEOs from Serving on Compensation Committees

General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

W W W . I S S G O V E R N A N C E . C O M	C-59	59 of 81

Recoupment of Incentive or Stock Compensation in Specified Circumstances

General Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence, or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

◾	If the company has adopted a formal recoupment policy;
◾	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;
◾	Whether the company has chronic restatement history or material financial problems;
◾	Whether the company’s policy substantially addresses the concerns raised by the proponent;
◾	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or
◾	Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

General Recommendation: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

◾	The triggering mechanism should be beyond the control of management;
◾	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);
◾

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Impact on Incentive Program Metrics

General Recommendation: Vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

◾	The frequency and timing of the company’s share buybacks;
◾	The use of per-share metrics in incentive plans;
◾	The effect of recent buybacks on incentive metric results and payouts; and
◾	Whether there is any indication of metric result manipulation.

W W W . I S S G O V E R N A N C E . C O M	C-60	60 of 81

Supplemental Executive Retirement Plans (SERPs)

General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.

Tax Gross-Up Proposals

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

◾

The company’s current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

◾	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

W W W . I S S G O V E R N A N C E . C O M	C-61	61 of 81

6. Routine/Miscellaneous

Adjourn Meeting

General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

General Recommendation: Vote case-by-case on proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, taking into consideration:

◾	The new quorum threshold requested;
◾	The rationale presented for the reduction;
◾	The market capitalization of the company (size, inclusion in indices);
◾	The company’s ownership structure;
◾	Previous voter turnout or attempts to achieve quorum;
◾	Any provisions or commitments to restore quorum to a majority of shares outstanding, should voter turnout improve sufficiently; and
◾	Other factors as appropriate.

In general, a quorum threshold kept as close to a majority of shares outstanding as is achievable is preferred.

Vote case-by-case on directors who unilaterally lower the quorum requirements below a majority of the shares outstanding, taking into consideration the factors listed above.

Amend Minor Bylaws

General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

General Recommendation: Vote against proposals to approve other business when it appears as a voting item.

W W W . I S S G O V E R N A N C E . C O M	C-62	62 of 81

7. Social and Environmental Issues

Global Approach – E&S Shareholder Proposals

ISS applies a common approach globally to evaluating social and environmental proposals which cover a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

◾	If the issues presented in the proposal are being appropriately or effectively dealt with through legislation or government regulation;
◾	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
◾	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;
◾	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
◾	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s practices related to the issue(s) raised in the proposal;
◾

If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

◾

If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Endorsement of Principles

General Recommendation: Generally vote against proposals seeking a company’s endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments.

Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

Animal Welfare

Animal Welfare Policies

General Recommendation: Generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

◾	The company has already published a set of animal welfare standards and monitors compliance;
◾	The company’s standards are comparable to industry peers; and
◾	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers’ treatment of animals.

W W W . I S S G O V E R N A N C E . C O M	C-63	63 of 81

Animal Testing

General Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:

◾	The company is conducting animal testing programs that are unnecessary or not required by regulation;
◾	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or
◾	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

General Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

General Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

◾	The potential impact of such labeling on the company’s business;
◾	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
◾	Company’s current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

General Recommendation: Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

◾	Whether the company has adequately disclosed mechanisms in place to prevent abuses;

W W W . I S S G O V E R N A N C E . C O M	C-64	64 of 81

◾	Whether the company has adequately disclosed the financial risks of the products/practices in question;
◾	Whether the company has been subject to violations of related laws or serious controversies; and
◾	Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

◾	The potential for reputational, market, and regulatory risk exposure;
◾	Existing disclosure of relevant policies;
◾	Deviation from established industry norms;
◾	Relevant company initiatives to provide research and/or products to disadvantaged consumers;
◾	Whether the proposal focuses on specific products or geographic regions;
◾	The potential burden and scope of the requested report;
◾	Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

◾	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;
◾

The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

◾	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

◾	The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;
◾	Current regulations in the markets in which the company operates; and
◾	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

W W W . I S S G O V E R N A N C E . C O M	C-65	65 of 81

Generally vote against resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

General Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

◾	Recent related fines, controversies, or significant litigation;
◾	Whether the company complies with relevant laws and regulations on the marketing of tobacco;
◾	Whether the company’s advertising restrictions deviate from those of industry peers;
◾	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and
◾	Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

◾	Whether the company complies with all laws and regulations;
◾	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and
◾	The risk of any health-related liabilities.

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Say on Climate (SoC) Management Proposals

General Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan23, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:

◾	The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;
◾	Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);
◾	The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);
◾	Whether the company has sought and received third-party approval that its targets are science-based;
◾	Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;
◾	Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
◾	Whether the company’s climate data has received third-party assurance;

23 Variations of this request also include climate transition related ambitions, or commitment to reporting on the implementation of a climate plan.

W W W . I S S G O V E R N A N C E . C O M	C-66	66 of 81

◾	Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
◾	Whether there are specific industry decarbonization challenges; and
◾	The company’s related commitment, disclosure, and performance compared to its industry peers.

Say on Climate (SoC) Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:

◾	The completeness and rigor of the company’s climate-related disclosure;
◾	The company’s actual GHG emissions performance;
◾	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and
◾	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

◾

Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

◾	The company’s level of disclosure compared to industry peers; and
◾	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

◾

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

◾	The company’s level of disclosure is comparable to that of industry peers; and
◾	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

◾	Whether the company provides disclosure of year-over-year GHG emissions performance data;
◾	Whether company disclosure lags behind industry peers;
◾	The company’s actual GHG emissions performance;
◾	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and
◾	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

W W W . I S S G O V E R N A N C E . C O M	C-67	67 of 81

Energy Efficiency

General Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

◾

The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

◾	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

General Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally vote against proposals that call for the adoption of renewable energy goals, taking into account:

◾	The scope and structure of the proposal;
◾	The company’s current level of disclosure on renewable energy use and GHG emissions; and
◾	The company’s disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

General Recommendation: Generally vote for requests for reports on a company’s efforts to diversify the board, unless:

◾	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
◾	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

◾	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
◾	The level of gender and racial minority representation that exists at the company’s industry peers;
◾	The company’s established process for addressing gender and racial minority board representation;
◾	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

W W W . I S S G O V E R N A N C E . C O M	C-68	68 of 81

◾	The independence of the company’s nominating committee;
◾	Whether the company uses an outside search firm to identify potential director nominees; and
◾	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

General Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

◾	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;
◾	The company already publicly discloses comprehensive workforce diversity data; and
◾	The company has no recent significant EEO-related violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

General Recommendation: Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote against proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Gender, Race/Ethnicity Pay Gap

General Recommendation: Vote case-by-case on requests for reports on a company’s pay data by gender or race/ ethnicity, or a report on a company’s policies and goals to reduce any gender or race/ethnicity pay gaps, taking into account:

◾	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues;
◾	The company’s disclosure regarding gender, race, or ethnicity pay gap policies or initiatives compared to its industry peers; and
◾	Local laws regarding categorization of race and/or ethnicity and definitions of ethnic and/or racial minorities.

Racial Equity and/or Civil Rights Audit Guidelines

General Recommendation: Vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:

◾	The company’s established process or framework for addressing racial inequity and discrimination internally;
◾	Whether the company adequately discloses workforce diversity and inclusion metrics and goals;
◾	Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;

W W W . I S S G O V E R N A N C E . C O M	C-69	69 of 81

◾	Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;
◾	The company’s track record in recent years of racial justice measures and outreach externally; and
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.

Environment and Sustainability

Facility and Workplace Safety

General Recommendation: Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

◾	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;
◾	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;
◾	Recent significant controversies, fines, or violations related to workplace health and safety; and
◾	The company’s workplace health and safety performance relative to industry peers.

Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

◾	The company’s compliance with applicable regulations and guidelines;
◾	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and
◾	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

General Recommendation: Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

◾	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;
◾

The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

◾	The nature, purpose, and scope of the company’s operations in the specific region(s);
◾	The degree to which company policies and procedures are consistent with industry norms; and
◾	The scope of the resolution.

Hydraulic Fracturing

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

◾	The company’s current level of disclosure of relevant policies and oversight mechanisms;
◾	The company’s current level of such disclosure relative to its industry peers;
◾	Potential relevant local, state, or national regulatory developments; and

W W W . I S S G O V E R N A N C E . C O M	C-70	70 of 81

◾	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

Operations in Protected Areas

General Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

◾	Operations in the specified regions are not permitted by current laws or regulations;
◾	The company does not currently have operations or plans to develop operations in these protected regions; or
◾	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

General Recommendation: Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

◾	The nature of the company’s business;
◾	The current level of disclosure of the company’s existing related programs;
◾	The timetable and methods of program implementation prescribed by the proposal;
◾	The company’s ability to address the issues raised in the proposal; and
◾	How the company’s recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

◾

The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

◾	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

General Recommendation: Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

◾	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;
◾	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;
◾	The potential financial impact or risk to the company associated with water-related concerns or issues; and
◾	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

W W W . I S S G O V E R N A N C E . C O M	C-71	71 of 81

General Corporate Issues

Charitable Contributions

General Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

◾	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;
◾	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;
◾	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;
◾	Applicable market-specific laws or regulations that may be imposed on the company; and
◾	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

ESG Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals seeking a report or additional disclosure on the company’s approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:

◾	The scope and prescriptive nature of the proposal;
◾	The company’s current level of disclosure regarding its environmental and social performance and governance;
◾	The degree to which the board or compensation committee already discloses information on whether it has considered related E&S criteria; and
◾	Whether the company has significant controversies or regulatory violations regarding social or environmental issues.

Human Rights, Human Capital Management, and International Operations

Human Rights Proposals

General Recommendation: Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

◾	The degree to which existing relevant policies and practices are disclosed;
◾	Whether or not existing relevant policies are consistent with internationally recognized standards;
◾	Whether company facilities and those of its suppliers are monitored and how;

W W W . I S S G O V E R N A N C E . C O M	C-72	72 of 81

◾	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
◾	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
◾	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
◾	The scope of the request; and
◾	Deviation from industry sector peer company standards and practices.

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

◾	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;
◾	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;
◾	Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and
◾	Whether the proposal is unduly burdensome or overly prescriptive.

Mandatory Arbitration

General Recommendation: Vote case-by-case on requests for a report on a company’s use of mandatory arbitration on employment-related claims, taking into account:

◾	The company’s current policies and practices related to the use of mandatory arbitration agreements on workplace claims;
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to the use of mandatory arbitration agreements on workplace claims; and
◾	The company’s disclosure of its policies and practices related to the use of mandatory arbitration agreements compared to its peers.

Operations in High-Risk Markets

General Recommendation: Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

◾	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
◾	Current disclosure of applicable risk assessment(s) and risk management procedures;
◾	Compliance with U.S. sanctions and laws;
◾	Consideration of other international policies, standards, and laws; and
◾	Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in “high-risk” markets.

Outsourcing/Offshoring

General Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

◾	Controversies surrounding operations in the relevant market(s);

W W W . I S S G O V E R N A N C E . C O M	C-73	73 of 81

◾	The value of the requested report to shareholders;
◾	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and
◾	The company’s existing human rights standards relative to industry peers.

Sexual Harassment

General Recommendation: Vote case-by-case on requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment, taking into account:

◾	The company’s current policies, practices, oversight mechanisms related to preventing workplace sexual harassment;
◾	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to workplace sexual harassment issues; and
◾	The company’s disclosure regarding workplace sexual harassment policies or initiatives compared to its industry peers.

Weapons and Military Sales

General Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Political Activities

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

◾	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
◾	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
◾	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

◾	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

W W W . I S S G O V E R N A N C E . C O M	C-74	74 of 81

◾	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
◾	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Expenditures and Lobbying Congruency

General Recommendation: Generally vote case-by-case on proposals requesting greater disclosure of a company’s alignment of political contributions, lobbying, and electioneering spending with a company’s publicly stated values and policies, considering:

◾

The company’s policies, management, board oversight, governance processes, and level of disclosure related to direct political contributions, lobbying activities, and payments to trade associations, political action committees, or other groups that may be used for political purposes;

◾

The company’s disclosure regarding: the reasons for its support of candidates for public offices; the reasons for support of and participation in trade associations or other groups that may make political contributions; and other political activities;

◾	Any incongruencies identified between a company’s direct and indirect political expenditures and its publicly stated values and priorities.
◾	Recent significant controversies related to the company’s direct and indirect lobbying, political contributions, or political activities.

Generally vote case-by-case on proposals requesting comparison of a company’s political spending to objectives that can mitigate material risks for the company, such as limiting global warming.

Political Ties

General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

◾	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and
◾	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

W W W . I S S G O V E R N A N C E . C O M	C-75	75 of 81

8. Mutual Fund Proxies

Election of Directors

General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes

General Recommendation: For closed-end management investment companies (CEFs), vote against or withhold from nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.

Converting Closed-end Fund to Open-end Fund

General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

◾	Past performance as a closed-end fund;
◾	Market in which the fund invests;
◾	Measures taken by the board to address the discount; and
◾	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

General Recommendation: Vote case-by-case on proxy contests, considering the following factors:

◾	Past performance relative to its peers;
◾	Market in which the fund invests;
◾	Measures taken by the board to address the issues;
◾	Past shareholder activism, board activity, and votes on related proposals;
◾	Strategy of the incumbents versus the dissidents;
◾	Independence of directors;
◾	Experience and skills of director candidates;
◾	Governance profile of the company;
◾	Evidence of management entrenchment.

Investment Advisory Agreements

General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

◾	Proposed and current fee schedules;
◾	Fund category/investment objective;
◾	Performance benchmarks;
◾	Share price performance as compared with peers;
◾	Resulting fees relative to peers;
◾	Assignments (where the advisor undergoes a change of control).

W W W . I S S G O V E R N A N C E . C O M	C-76	76 of 81

Approving New Classes or Series of Shares

General Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

◾	Stated specific financing purpose;
◾	Possible dilution for common shares;
◾	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

◾	Potential competitiveness;
◾	Regulatory developments;
◾	Current and potential returns; and
◾	Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

◾	The fund’s target investments;
◾	The reasons given by the fund for the change; and
◾	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

General Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

General Recommendation: Vote case-by-case on name change proposals, considering the following factors:

◾	Political/economic changes in the target market;
◾	Consolidation in the target market; and
◾	Current asset composition.

W W W . I S S G O V E R N A N C E . C O M	C-77	77 of 81

Change in Fund’s Subclassification

General Recommendation: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors:

◾	Potential competitiveness;
◾	Current and potential returns;
◾	Risk of concentration;
◾	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

◾

The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

◾

The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

◾	The company has demonstrated responsible past use of share issuances by either:
◾	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
◾	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

◾	Strategies employed to salvage the company;
◾	The fund’s past performance;
◾	The terms of the liquidation.

Changes to the Charter Document

General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:

◾	The degree of change implied by the proposal;
◾	The efficiencies that could result;
◾	The state of incorporation;
◾	Regulatory standards and implications.

Vote against any of the following changes:

◾	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
◾	Removal of shareholder approval requirement for amendments to the new declaration of trust;

W W W . I S S G O V E R N A N C E . C O M	C-78	78 of 81

◾

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

◾	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;
◾	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
◾	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

◾	Regulations of both states;
◾	Required fundamental policies of both states;
◾	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Distribution Agreements

General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

◾	Fees charged to comparably sized funds with similar objectives;
◾	The proposed distributor’s reputation and past performance;
◾	The competitiveness of the fund in the industry;
◾	The terms of the agreement.

Master-Feeder Structure

General Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

◾	Resulting fee structure;
◾	Performance of both funds;
◾	Continuity of management personnel;
◾	Changes in corporate governance and their impact on shareholder rights.

W W W . I S S G O V E R N A N C E . C O M	C-79	79 of 81

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

◾	Performance of the fund’s Net Asset Value (NAV);
◾	The fund’s history of shareholder relations;
◾	The performance of other funds under the advisor’s management.

W W W . I S S G O V E R N A N C E . C O M	C-80	80 of 81

We empower investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics, and insight.

G E T  S T A R T E D  W I T H  I S S  S O L U T I O N S

Email sales@issgovernance.com or visit www.issgovernance.com for more information.

Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS’ 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world’s leading institutional investors who rely on ISS’ objective and impartial offerings, as well as public companies focused on

ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS’ expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

© 2022 | Institutional Shareholder Services and/or its affiliates

W W W . I S S G O V E R N A N C E . C O M	C-81	81 of 81